      As filed with the Securities and Exchange Commission on  October  12, 1995
                                                       Registration No. 33-26305
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /x/

                         PRE-EFFECTIVE AMENDMENT NO. __                    / /

                        POST-EFFECTIVE AMENDMENT NO. 18                    /x/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /x/

                               AMENDMENT NO. 20                            /x/

                         ------------------------------

                                THE PNC(R) FUND

                             (Formerly, NCP Funds)

               (Exact Name of Registrant as Specified in Charter)

Bellevue Corporate Center                  Edward J. Roach
400 Bellevue Parkway                       Bellevue Corporate Center
Suite 100                                  400 Bellevue Parkway
Wilmington, Delaware 19809                 Suite 100
(Address of Principal Executive            Wilmington, Delaware 19809
 Offices)                                  (Name and Address of Agent
Registrant's Telephone Number:              for Service)
 (302) 792-2555
                                   Copies to:

                             Morgan R. Jones, Esq.
                             DRINKER BIDDLE & REATH
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                          Philadelphia, PA 19107-3496

                         ------------------------------

It is proposed that this filing will become effective (check appropriate box)
       / / immediately upon filing pursuant to paragraph (b)
       / / on (date) pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(i)
       / / on (date) pursuant to paragraph (a)(i)
       /x/ 75 days after filing pursuant to paragraph (a)(ii)
       / / on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

       / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's most recent 24f-2 Notice for its fiscal year ended September 30, 1994 was filed on October 7, 1994.

                                THE PNC(R) FUND
                       (SERVICE SHARES OF THE NEW JERSEY
                           TAX-FREE INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------

         PART A                                                                      PROSPECTUS
1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Table

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          Financial Highlights

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; Investment
                                                                                     Policies;
                                                                                     Description of
                                                                                     Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Management

5A.      Management's Discussion of Fund Performance  . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          Cover Page; Dividends
                                                                                     and Distributions;
                                                                                     Description of
                                                                                     Shares

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares;
                                                                                     Dividends and Distributions
                                                                                     Net Asset Value

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares -
                                                                                     Redemption of
                                                                                     Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . .          Inapplicable

                    THE NEW JERSEY TAX-FREE INCOME PORTFOLIO
                                 SERVICE CLASS

         The PNC(R) Fund (the "Fund") consists of 30 investment portfolios. This Prospectus relates to shares ("Service Shares" or "Shares") representing interests in New Jersey Tax-Free Income Portfolio (the "Portfolio"). The Portfolio's investment objective is to seek as high a level of current income exempt from Federal and, to the extent possible, from New Jersey income tax as is consistent with preservation of capital. It pursues this objective by investing primarily in municipal obligations issued by the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities and tax-exempt derivative securities relating thereto ("New Jersey Municipal Obligations").

         Service Shares are sold by the Fund's distributor to institutional investors ("Institutions") acting on behalf of their customers ("Customers"). These Customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as custody, trust or escrow accounts) with the Institutions. Service Shares are sold and redeemed at net asset value without any purchase or redemption charge imposed by the Fund, although the Institutions may receive compensation from the Fund for providing various shareholder services and may charge their customer accounts for services provided in connection with the purchase or redemption of Shares.

         Shares of the Portfolio are intended for residents of New Jersey.

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information currently dated _____________ has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.

------------------------------------------------------------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES OF THE FUND ARE NOT INSURED BY, GUARANTEED

BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
------------------------------------------------------------------------------

PROSPECTUS
                                                                  ------------

INTRODUCTION
------------------------------------------------------------------------------


         The Fund is an open-end management investment company which has registered shares in 30 investment portfolios, of which only the New Jersey Tax-Free Income is described in this Prospectus.

PORTFOLIO MANAGEMENT

         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management Inc. ("BlackRock") serves as sub-adviser to the Portfolio. The investment adviser and sub-adviser are indirect wholly-owned subsidiaries of PNC Bank Corp.

THE ADMINISTRATORS

         PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's co-administrators (collectively, the "Administrators").

THE DISTRIBUTOR

         Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

                                                                                        NEW JERSEY
                                                                                         TAX-FREE
                                                                                          INCOME
                                                                                         PORTFOLIO
                                                                                         ---------
Advisory fees(1)  . . . . . . . . . . . . . . . . . . . . . . . . . .                     .30 %
Other operating
 expenses(1)      . . . . . . . . . . . . . . . . . . . . . . . . . .                     .55 %
Total fund operating expenses . . . . . . . . . . . . . . . . . . . .                     .85 %
---------------

(1) Advisory fees are net of waivers of .20% for the Portfolio. In addition, the expense table reflects reimbursements made to the Portfolio by the Advisers. PAMG and the Administrators are under no obligation to waive or continue waiving such fees or reimbursing such expenses, but have informed the Fund that they expect to waive or continue waiving such fees and reimbursing such expenses during the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the level set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Portfolio's current fiscal year.

EXAMPLE

         An investor in Service Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                                                                           FIVE             TEN
                                                                    ONE YEAR           THREE YEARS         YEARS           YEARS
                                                                    --------           -----------         -----           -----
New Jersey Tax-Free Income
 Portfolio        . . . . . . . . . . . . . . . . . . . . . . . .         $9               $27              $47             $105

                 The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated operating expenses. Investors bear these expenses indirectly. The information in the table for the Portfolio has been restated based on the advisory and administration fees and other expenses payable after fee waivers for the current fiscal year ending September 30, 1996. Total operating expenses would have been 1.12% for the Portfolio's Service Shares without such fee waivers and reimbursements. See Footnote 1 to the Expense Table, "Financial Highlights - Background," "Distribution of Shares," "Management-Shareholder Servicing," "How to Purchase Shares" and "Description of Shares" for a further description of shareholder transaction expenses and operating expenses.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CERTAIN RISK FACTORS TO CONSIDER

         An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The Portfolio invests primarily in municipal obligations of one state, New Jersey, and is thus subject to the peculiar risks presented by the laws or economy of New Jersey. The Portfolio is classified as non-diversified under the Investment Company Act of 1940 (the "1940 Act"). These and the other investment practices set forth below and their associated risks deserve careful consideration by investors. See "Investment Policies."

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                   BACKGROUND

         The Fund currently offers four classes of shares in the Portfolio -- Service, Series A Investor, Series B Investor and Institutional Shares. Service, Series A Investor, Series B Investor and Institutional Shares in the Portfolio represent equal pro-rata interests in the Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), Service Shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares. Service Shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Shares for other shareholder support activities provided by service organizations. See "Description of Shares" for a description of the Plan and shareholder support activities. Series A Investor Shares bear expenses under the Plan at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. Series B Investor Shares bear expenses under the Plan at annual rates not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Description of Shares" for a description of the Plan. Institutional Shares do not bear the fees stated above applicable to the other share classes under the Plan.

         The financial highlights set forth certain information concerning the investment results of the Portfolio for the for the period ended August 31, 1995 and the years or period ended February 28, 1995, 1994, 1993 and 1992. The financial statements and notes thereto for the Portfolio were audited by Coopers & Lybrand L.L.P., independent accountants for the Portfolio, whose report thereon is incorporated by reference into the Statement of Additional

Information. Additional information about the performance of the Portfolio is contained in the Portfolio's annual report. Both the Statement of Additional Information and the Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the years or period shown, the Portfolio offered one class of shares to both institutional and retail investors.

                                                     THE NEW JERSEY TAX-FREE INCOME PORTFOLIO+
                                                     -----------------------------------------
                                           Period         Year         Year          Year         Period
                                           Ended          Ended        Ended         Ended        Ended
                                           8/31/95      2/28/95       2/28/94        2/28/93    2/28/92**
                                           -------      --------      -------        -------    ---------
Net asset value at beginning
  of period                                  $10.94        $11.31        $11.30        $10.46        $10.00
Income from investment
  operations
  Net investment income                        0.25          0.51          0.54          0.52          0.34
  Net (loss) gain on
    investments (both
    realized and unrealized)                   0.28         (0.36)         0.04          0.85          0.45
                                              -----         ------        -----         -----         -----
         Total from investment
           operations                          0.53          0.15          0.58          1.37          0.79
                                              -----         ------        -----         -----         -----
Less distributions
  Distributions from net
    investment income                         (0.25)        (0.51)        (0.54)        (0.53)        (0.33)
  Distributions from net
    realized capital gains                     ----         (0.01)        (0.03)          --            --
                                              -----         ------        -----         -----         -----
         Total distributions                  (0.25)        (0.52)        (0.57)        (0.53)        (0.33)
                                              -----         ------        -----         -----         -----
Net asset value at end of
  period                                     $11.22        $10.94        $11.31        $11.30        $10.46
                                              =====         ======        =====         =====         =====

Total return                                  4.90%         1.49%          5.18%        13.48%        12.33%*

Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                          $97,752       $96,857      $111,354       $47,169       $10,673
  Ratios of expenses to
    average net assets                         0.88%*        0.79%         0.38%         0.48%         0.52%*
    Excluding waivers                          0.88%*        0.87%         0.86%         1.04%         1.29%*
  Ratios of net investment
    income to average net
    assets                                     4.51%*        4.71%         4.75%         5.04%         5.35%*
    Excluding waivers                          4.51%*        4.63%         4.27%         4.48%         4.58%*
Portfolio turnover rate                       18.47%        28.43%        12.05%        16.09%         0.00%


------------------------------------------

+The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Bond Fund, a separate investment portfolio (the "Predecessor Portfolio") of The Compass Capital Group of Funds, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

**  Commenced operations on July 1, 1991.

*   Annualized.

INVESTMENT POLICIES
------------------------------------------------------------------------------

                      NEW JERSEY TAX-FREE INCOME PORTFOLIO

         The Portfolio invests primarily in investment grade bonds, debentures, and notes (including variable and floating rate notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States, and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Obligations"). Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in Municipal Obligations and at least 65% of the Portfolio's total assets will be invested in New Jersey Municipal Obligations. It is anticipated that the Portfolio's dollar weighted average portfolio maturity will range between five and eighteen years.

         Purchasable Municipal Obligations are rated within the four highest ratings assigned by Moody's Investor Services, Inc. ("Moody's") (i.e., Aaa, Aa, A, Baa) or by Standard & Poor's Ratings Group ("S&P") (i.e., AAA, AA, A,
BBB) in the case of bonds, rated SP-2 or higher by S&P or MIG-2 or higher by Moody's in the case of notes, rated A-2 or higher by S&P or Prime-2 or higher by Moody's in the case of tax-exempt commercial paper or VMIG-2 or higher by Moody's in the case of variable rate demand notes or are unrated securities determined at the time of purchase to be of comparable quality by BlackRock. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If a portfolio security is reduced below Baa by Moody's or BBB by S&P, BlackRock will dispose of the security in an orderly fashion as soon as practicable.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

         Under normal market conditions, the Portfolio is predominantly invested in New Jersey Municipal Obligations, and therefore the value of shares in the Portfolio may be especially affected by factors pertaining to the state economy and other factors specifically affecting the ability of issuers of New Jersey Municipal Obligations to meet their obligations. As a result, the value of the Portfolio's shares may fluctuate more widely than the value of the shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, and local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of New Jersey Municipal Obligations may be affected from time to time by economic, political, and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Moreover, the Portfolio is classified as "non-diversified" because it may invest in obligations of a relatively limited number of issuers. See the Statement of Additional Information for further discussion of investment considerations associated with New Jersey Municipal Obligations and see "Investment Policies--Description of Permitted Investments" for a description of other investment policies.


                      DESCRIPTION OF PERMITTED INVESTMENTS

         The Portfolio's investment objective and policies (except for the 80% concentration in Municipal Obligations may be changed by the Board of Trustees without shareholder approval. Depending upon prevailing market conditions, the Portfolio may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. An increase in interest rates will generally reduce the value of the investments in the Portfolio and a decline in interest rates will generally increase the value of those investments.

         MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Purchasable Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Dividends paid by the Portfolio that are derived from interest on such Municipal Obligations would be taxable to the Portfolio's shareholders for Federal income tax purposes.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities. Moreover, certain investments in lease obligations may be illiquid and subject to the investment limitations described below.

         OPTIONS AND FUTURES CONTRACTS. The Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Portfolio may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Portfolio will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by BlackRock. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Portfolio bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Portfolio will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

         To enter into a futures contract, the Portfolio must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

         When investing in futures contracts, the Portfolio must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When the Portfolio takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Portfolio takes a short position in a futures contract, the

Portfolio must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Portfolio "covers" a futures position generally by entering into an offsetting position.

         The risks related to the use of options and futures contracts include:
(i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Portfolio is subject to BlackRock's ability to correctly predict movements in the direction of the market. For example, if the Portfolio uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

         CASH EQUIVALENTS. The Portfolio may invest in taxable and tax-free short-term, interest-bearing instruments or deposits of United States and foreign issuers to maintain liquidity, pending investment and for temporary defensive purposes. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities, repurchase agreements and money market deposit accounts.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at the future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by BlackRock). A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

         The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

         INVESTMENT COMPANIES. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act.
The Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.
As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL OBLIGATIONS. The Portfolio may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Portfolio from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Portfolio and BlackRock will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         ILLIQUID SECURITIES. The Portfolio will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by BlackRock, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         MISCELLANEOUS. During normal market conditions up to 20% of the Portfolio's net assets may be invested in securities which are not Municipal Obligations. The Portfolio may invest up to 20% of its net assets in Municipal Obligations the interest on which is exempt from regular Federal income tax but is an item of tax preference for purposes of the Federal alternative minimum tax. During temporary defensive periods, the Portfolio may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by BlackRock, and may also include, without limitation, other debt obligations, such as bank obligations. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         Although the Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 20% of its total assets in private activity bonds when added together with any taxable investments held by the Portfolio, it does not presently intend to do so unless in the opinion of BlackRock the investment is warranted. To the extent the Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

         The Portfolio is classified as non-diversified under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Additionally, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified portfolio with similar objectives.

         PORTFOLIO TURNOVER. Although it may vary from year to year, it is currently estimated that under normal market conditions the annual portfolio turnover rate for the Portfolio will not exceed 100%. The Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when BlackRock believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. A high portfolio turnover rate will generally result in higher transaction costs to the Portfolio.


INVESTMENT LIMITATIONS

         The Portfolio is subject to the following fundamental investment limitations, which may not be changed with respect to the Portfolio except upon the affirmative vote of the holders of a majority of the Portfolio's outstanding shares.

         The Portfolio may not:

                 1. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

                 2. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. The Portfolio will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio's securities will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment restriction stated above must be reduced to meet such restriction within the period required by the 1940 Act (currently three days).

         In order to permit the sale of the Portfolio's shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. Should the Fund determine that any such commitment is no longer in the best interests of the Portfolio, it will revoke the commitment by terminating sales of its shares in the state involved.

         For information on additional investment limitations relating to the Portfolio, see the Statement of Additional Information.


MANAGEMENT
------------------------------------------------------------------------------

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISER

         PAMG was organized in 1995 to perform advisory services for investment companies. BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995 BlackRock Financial Management L.P. sold its business to PNC Bank National Association ("PNC Bank"). The principal business address of PAMG is 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania, 19103. The principal business address of BlackRock is 345 Park Avenue, New York, New York 10154.

         As adviser, PAMG is responsible for the overall investment management of the Portfolio. The sub-adviser, BlackRock, is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

         Kevin Klingert is the person primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Klingert is a Principal and Portfolio Manager at BlackRock Financial Management, and a member of its Investment Strategy Committee. Mr. Klingert has primary responsibility for managing client portfolios with a special emphasis on municipal securities. His areas of expertise include general obligation bonds, revenue bonds and tax-exempt derivative securities. Mr. Klingert also serves as Vice President for BlackRock's family of tax-exempt mutual funds.

         Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust Department at Merrill Lynch, Pierce, Fenner & Smith. Mr. Klingert joined Merrill Lynch in 1985 and was responsible for investing over $1 billion annually for municipal UITs and for supervising over $21 billion of existing municipal UITs.

         Mr. Klingert received a Bachelor of Science in Business Administration from the State University of New York at Oswego in 1984, and an M.B.A. in Finance from New York University in 1991.

         For the services provided and expenses assumed by it, PAMG is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of .50% of the first $1 billion of the average daily net assets of the Portfolio, plus 0.45% of the next $1 billion of the Portfolio's average daily net assets, plus 0.425% of the next $1 billion of the Portfolio's average daily net assets, plus 0.40% of the Portfolio's average daily net assets in excess of $3 billion. The Predecessor Portfolio bore advisory fees during its most recent fiscal year pursuant to the investment advisory agreement then in effect with Midlantic Bank, N.A., its former adviser, at the effective annual rate of .60% of its average daily net assets. From time to time PAMG may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. See "Introduction--Expense Table."

         For its sub-advisory services, BlackRock is entitled to receive from PAMG a fee, computed daily and payable monthly, at an annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. Such sub-advisory fee has no effect on the advisory fee payable by the Portfolio to PAMG. BlackRock may from time to time waive all or any portion of its sub-advisory fee for the Portfolio.

                            ----------------------

                                 ADMINISTRATORS

         PMFCO, whose principal address is 345 Park Avenue, New York, New York 10154, PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PMFCO and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCO is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.


                            ----------------------

                             SHAREHOLDER SERVICING

         The Fund intends to enter into service agreements with Institutions (including PNC Bank, PNC Bank Ohio and their affiliates) pursuant to which Institutions will render certain support services to Customers who are the beneficial owners of Service Shares. Such services will be provided to Customers who are the beneficial owners of Service Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their Customers, Institutions may provide one or more of the following services to such Customers: processing purchase and redemption requests from Customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of Customers; providing sub-accounting with respect to Service Shares beneficially owned by Customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their Customers, Institutions may provide one or more of these additional services to such Customers: responding to Customer inquiries relating to the services performed by the Institution and to Customer inquiries concerning their investments in Service Shares; providing information periodically to Customers showing their positions in Service Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions. These fees are not paid to Institutions with respect to other classes of shares of the Portfolio ("Series A Investor Shares," "Series B Investor Shares" and "Institutional Shares"). See "Description of Shares."

                            ----------------------
                                    EXPENSES

         Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by PIMC or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio (such as fees relating to the Fund's Service Plan for Service Shares) will be borne solely by such Shares.

         If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, BlackRock and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example," "Management--Adviser and Sub-Adviser" and "Management--Administrators" for discussions of expense reimbursements and fee waivers.




                            ----------------------
                                  BANKING LAWS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PNC Bank, PIMC, PFPC and Institutions that are banks or bank affiliates, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Service Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Service Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any Customer.



                            ----------------------
                             PORTFOLIO TRANSACTIONS

         The Portfolio's sub-adviser will seek the best price and execution in placing brokerage transactions. In this regard, the sub-adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.


PURCHASE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------

DISTRIBUTOR

         Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Provident Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits the Adviser to pay a fee to the Distributor, which in turn is authorized to make payments to securities dealer with which the Distributor may enter into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the plan to compensate institutions who perform support services that would otherwise be performed by an Administrator or its agents. The purpose of the plan is to promote distribution of the Fund's shares and to enhance the provision of shareholder services. The Fund is not required or permitted under the plan to make distribution payments with respect to Service Shares over and above its investment advisory fee; the Plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution related and shareholder servicing activities. See "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the SAI.

PURCHASE OF SHARES

         Shares are offered without a sales load on a continuous basis to Institutions acting on behalf of their Customers. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. All Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account. Confirmations of Share purchases and redemptions will be sent to the Institutions. Beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their Customers. Investors wishing to purchase Shares should contact their Institutions.

         Service Shares are sold at the net asset value for the Service Shares of the Portfolios next computed after an order is received by PFPC. Shares may be purchased by Institutions on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced at the net asset value per share on the following Business Day. The Fund may in its discretion reject any order for Shares.

         Payment for Service Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. The minimum initial investment by an Institution is $5,000; however, Institutions may set a higher minimum for their Customers. There is no minimum subsequent investment requirement.

         Conflict of interest restrictions may apply to an Institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Service Shares. See also "Management--Shareholder Servicing."

REDEMPTION OF SHARES

         A Customer may redeem all or part of his Service Shares in accordance with the instructions and limitations pertaining to his account at an Institution. These procedures will vary according to the type of account and the Institution involved, and Customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their Customers' accounts with the redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

         Institutions may transmit redemption orders to PFPC by telephone at
(800) 441-7379. Shares are redeemed at the net asset value per share of the Service Shares of the Portfolio next determined after PFPC's receipt of the redemption order. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR BANK).

         Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge Customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by Customers from their Institution.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

         A shareholder of record may be required to redeem Shares in the Portfolio if the balance in such shareholder's account in the Portfolio drops below $5,000 as the result of a redemption request and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a Customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the Customer may be obligated to redeem all or part of his Shares in the Portfolio to the extent necessary to maintain the minimum balance required.

         The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

         It is the responsibility of the Institutions to provide their Customers with account statements with respect to Share transactions made for accounts maintained at the Institutions.


NET ASSET VALUE
-------------------------------------------------------------------------------

         The net asset value for the Service Share for the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern
Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to its Shares, subtracting the liabilities allocable to its Service Shares and dividing by the total number of Service Shares outstanding. The net asset value per Service Share of the Portfolio is determined independently of the Portfolio's other classes and independently of the Fund's other portfolios.

         Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

         The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

         The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Service Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. The Portfolio's net investment income available for distribution to the holders of Service Shares will be reduced by the amount of other expenses allocated to the Portfolio's Service Shares, including fees payable under the Fund's Service Plan. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily as a dividend to investors who are Shareholders of the Portfolio at, and whose payment for Share purchases are available to the Portfolio in Federal funds by, the close of business on the day of declaration. The Portfolio will pay all such dividends within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

TAXES
-------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         The Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." Investors in the Portfolios should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum and environmental tax liability. Second, tax-exempt interest and "exempt interest dividends" derived from all other Municipal Obligations must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability from such private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments.

         The Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. Such percentages will apply uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

         An investor considering buying shares of the Portfolio on or just before the record date of a capital gain distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, will be taxable to him.

         A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

         Any loss upon the sale or exchange of shares of the Portfolio held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Portfolio which may differ from the federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

NEW JERSEY TAX CONSIDERATIONS

         It is anticipated that substantially all dividends paid by the Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the Portfolio may represent taxable income.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

         The foregoing is only a summary of certain New Jersey tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.


DESCRIPTION OF SHARES
-------------------------------------------------------------------------------

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 109 classes (22 classes of "Series B Investor Shares" and 29 classes each of "Service Shares," "Series A Investor Shares" and "Institutional Shares") representing interests in the Fund's investment portfolios. This Prospectus describes the New Jersey Tax-Free Income Portfolio which is classified as a non-diversified company under the 1940 Act. For information regarding other portfolios of the Fund contact the

Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

         Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the particular portfolio and is entitled to such dividends and distributions earned on such portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. Under Massachusetts law, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         Holders of Service Shares bear the fees described under "Management--Shareholder Servicing" that are paid to Institutions under the Fund's Plan. Similarly, holders of a Portfolio's Series A Investor Shares and Series B Investor Shares (collectively, "Investor Shares") will bear the payments described in the prospectus for such shares that are paid under the Fund's Plan. Under the Plan, the Distributor is entitled to payments by each Portfolio for: (i) promotional activities in connection with advertising and marketing Investor Shares; and (ii) payments to broker/dealers ("Service Organizations") for distribution assistance such as advertising and marketing of Investor Shares. In addition, payments under the Plan will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker/dealers who sell Series B Investor Shares. Service Organizations may also provide support services such as establishing and maintaining accounts and records relating to shareholders of Investor Shares for whom the Service Organizations are the dealer of record or holder of record for shareholders with whom the Service Organizations have a servicing relationship. The Plan provides for payments at an annual rate not to exceed
 .50% of the average daily net asset value of each Portfolio's outstanding Series A Investor Shares. The Plan provides for payments to the Distributor at an annual rate not to exceed 1.15% of the average daily net asset value of each Portfolio's outstanding Series B Investor Shares. As a result of these different fees, the net asset value and the net yields on the Fund's Institutional Shares will generally be higher than those on the Fund's Service Shares, the net asset value and the net yields on the Fund's Service Shares will generally be higher than those on the Fund's Series A Investor Shares, and the net asset value and the net yields on the Fund's Series A Investor Shares will generally be higher than those on the Fund's Series B Investor Shares if payments by the Portfolios under the Plan are made at the maximum rates. Standardized total return and yield quotations will be computed separately for each class of Shares. Series A and Series B Investor Shares are exchangeable at the option of the holder for Series A and Series B Investor Shares, respectively, in the Fund's other investment portfolios. Series B Investor Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. Series A Investor Shares of the Portfolios are offered to the public at the net asset value per share plus a maximum sales charge of 4.50% of the offering price on single purchases of less than $50,000; the sales charge is reduced on a graduated scale on single purchases of $50,000 or more and certain exemptions from the sales charge may apply. The sales charge does not apply to exchanges of Series A Investor Shares among the Portfolios. Series B Investor Shares are subject to a maximum contingent deferred sales charge of 5.0%. The deferred sales charge decreases over time. Series B Investor Shares may be exchanged for Series B Investor Shares of another investment portfolio of the Fund without the payment of any deferred sales charge at the time the exchange is made. Because Service Shares and Institutional Shares are sold without a sales charge, holders of Service Shares and Institutional Shares have no such exchange privileges.

         On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.


OTHER INFORMATION
-------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7762 (in Delaware call collect (302) 791-1111).

PERFORMANCE INFORMATION

         From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

         The yield of Shares of the Portfolio is computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. The Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

         Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Shearson Lehman GMNA Index, the Shearson Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. Performance information may also include evaluations of the Portfolio and its Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                 *     *     *

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY                         The New Jersey
 INFORMATION OR MAKE ANY REPRESENTATIONS NOT                               Tax-Free Income
 CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF                         Portfolio
 ADDITIONAL INFORMATION INCORPORATED HEREIN BY
 REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY
 THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH
 REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING
 BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.                            Service Class
 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY
 THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION
 IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                  -------------------                    Prospectus

                   TABLE OF CONTENTS

                                                  Page
                                                 -----
 Introduction  . . . . . . . . . . . . . . . . . . .
 Financial Highlights  . . . . . . . . . . . . . . .
 Investment Policies . . . . . . . . . . . . . . . .
 Investment Limitations  . . . . . . . . . . . . . .
 Management  . . . . . . . . . . . . . . . . . . . .
 Purchase and Redemption Shares  . . . . . . . . . .
 Net Asset Value . . . . . . . . . . . . . . . . . .
 Dividends and Distributions . . . . . . . . . . . .
 Taxes . . . . . . . . . . . . . . . . . . . . . . .
 Description of Shares . . . . . . . . . . . . . . .
 Other Information . . . . . . . . . . . . . . . . .

 INVESTMENT ADVISER
 PNC Asset Management Group, Inc.
 Philadelphia, Pennsylvania

 SUB-ADVISER
 BlackRock Financial Management Inc.
 New York, New York

 CO-ADMINISTRATOR
 PNC Mutual Fund Company
 New York, New York

 CO-ADMINISTRATOR AND TRANSFER AGENT
 PFPC Inc.
 Wilmington, Delaware

 CO-ADMINISTRATOR AND DISTRIBUTOR
 Provident Distributors, Inc.
 Radnor, Pennsylvania

 COUNSEL
 Drinker Biddle & Reath
 Philadelphia, Pennsylvania

 INDEPENDENT ACCOUNTANTS
 Coopers & Lybrand, L.L.P.
 Philadelphia, Pennsylvania

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                THE PNC(R) FUND
                    (INSTITUTIONAL SHARES OF THE NEW JERSEY
                           TAX-FREE INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------

         PART A                                                                      PROSPECTUS
1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Table

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          Financial Highlights

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; Investment
                                                                                     Policies;
                                                                                     Description of
                                                                                     Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Management

5A.      Management's Discussion of Fund Performance  . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          Cover Page; Dividends
                                                                                     and Distributions;
                                                                                     Description of
                                                                                     Shares

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares;
                                                                                     Dividends and Distributions
                                                                                     Net Asset Value

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares -
                                                                                     Redemption of
                                                                                     Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . .          Inapplicable

                    THE NEW JERSEY TAX-FREE INCOME PORTFOLIO
                              INSTITUTIONAL CLASS


     The PNC(R) Fund (the "Fund") consists of 30 investment portfolios. This Prospectus relates to shares ("Institutional Shares" or "Shares") representing interests in the New Jersey Tax-Free Income Portfolio (the "Portfolio"). The Portfolio's investment objective is to seek as high a level of current income exempt from Federal and, to the extent possible, from New Jersey income tax as is consistent with preservation of capital. It pursues this objective by investing primarily in municipal obligations issued by the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities and tax-exempt derivative securities relating thereto ("New Jersey Municipal Obligations").

     Institutional Shares of the Portfolios ("Shares") are sold at net asset value to institutional investors ("Institutions"). Shares of the New Jersey Tax-Free Income Portfolio are intended for residents of New Jersey.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information currently dated ____________, 1995 has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.

--------------------------------------------------------------------------------
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

------------------------------------------------------------------------------

PROSPECTUS                                                              , 1995
                                                         ---------------

INTRODUCTION

------------------------------------------------------------------------------

The Fund is an open-end management investment company which has registered shares in 30 investment portfolios, of which only the New Jersey Tax-Free Income is described in this Prospectus.

PORTFOLIO MANAGEMENT

     PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management Inc. ("BlackRock") serves as sub-adviser to the Portfolio. The investment adviser and sub-adviser are indirect wholly-owned subsidiaries of PNC Bank Corp.

THE ADMINISTRATORS

     PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's co-administrators (collectively, the "Administrators").

THE DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

ANNUAL OPERATING EXPENSES FOR INSTITUTIONAL SHARES AFTER FEE WAIVERS AND
EXPENSE
REIMBURSEMENTS AS A PERCENTAGE OF DAILY NET ASSETS

                                                 NEW JERSEY
                                                  TAX-FREE
                                                   INCOME
                                                 PORTFOLIO
                                                 ----------

Advisory fees(1) . . . . . . . . . . . . .          0.30%
Other operating
 expenses(1) . . . . . . . . . . . . . . .          0.25%
Total Fund operating expenses  . . . . . .          0.55%
---------------                                     =====

(1) Advisory fees are net of waivers of .20% for the Portfolio. In addition, the expense table reflects reimbursements made to the Portfolio by the Adviser and fee waivers by the Administrators. PAMG and the Administrators are under no obligation to waive or continue waiving such fees or reimbursing such expenses, but have informed the Fund that they expect to waive or continue waiving such fees and reimbursing such expenses during the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the level set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Portfolio's current fiscal year.

EXAMPLE

     An investor in Institutional Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                                            FIVE   TEN
                                                     ONE YEAR  THREE YEARS  YEARS  YEARS
                                                    ---------  -----------  -----  -----

New Jersey Tax-Free Income  . . . . . . . .             $6         $18       $31    $69

     The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated annual operating expenses. Investors bear these expenses either directly or indirectly. The information in the table for the Portfolio has been restated based on the advisory and administration fees and other expenses payable after fee waivers for the current fiscal year ending September 30, 1996. Total operating expenses would have been 0.85% for the Portfolio's Institutional Shares without such fee waivers and reimbursements. See Footnote 1 to the Expense Table, "Financial Highlights--Background," "Management," "Purchase and Redemption of Shares" and "Description of Shares" for a further description of shareholder transaction expenses and operating expenses.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL

INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CERTAIN RISK FACTORS TO CONSIDER

     An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The Portfolio invests primarily in municipal obligations of one state, New Jersey, and is thus subject to the peculiar risks presented by the laws or economy of New Jersey. The Portfolio is classified as non-diversified under the Investment Company Act of 1940 (the "1940 Act"). These and the other investment practices set forth below and their associated risks deserve careful consideration by investors. See "Investment Policies."


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                   BACKGROUND

     The Fund currently offers four classes of shares in the Portfolio -- Service, Series A Investor, Series B Investor and Institutional Shares. Service, Series A Investor, Series B Investor and Institutional Shares in the Portfolio represent equal pro-rata interests in the Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), Service Shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares. Service Shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Shares for other shareholder support activities provided by service organizations. See "Description of Shares" for a description of the Plan and shareholder support activities. Series A Investor Shares bear expenses under the Plan at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. Series B Investor Shares bear expenses under the Plan at annual rates not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Description of Shares" for a description of the Plan. Institutional Shares do not bear the fees stated above applicable to the other share classes under the Plan.

     The financial highlights set forth certain information concerning the investment results of the Portfolio for the for the period ended August 31, 1995 and the years or period ended February 28, 1995, 1994, 1993 and 1992. The financial statements and notes thereto for the Portfolio were audited by Coopers & Lybrand L.L.P., independent accountants for the Portfolio, whose report thereon is incorporated by reference into the Statement of Additional

Information. Additional information about the performance of the Portfolio is contained in the Portfolio's annual report. Both the Statement of Additional Information and the Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the years or period shown, the Portfolio offered one class of shares to both institutional and retail investors.

                                     THE NEW JERSEY TAX-FREE INCOME PORTFOLIO+
                                     -----------------------------------------

                                 Period       Year        Year      Year     Period
                                  Ended       Ended       Ended     Ended     Ended
                                 8/31/95     2/28/95     2/28/94   2/28/93   2/28/92**
                                 -------     -------     -------   -------   -------
Net asset value at beginning
  of period                      $10.94      $11.31      $11.30    $10.46    $10.00
                                 ------      ------      ------    ------    ------
Income from investment
  operations
  Net investment income            0.25        0.51        0.54      0.52      0.34
  Net (loss) gain on
    investments (both
    realized and unrealized)       0.28       (0.36)       0.04      0.85      0.45
                                   ----      ------       -----    ------    ------
     Total from investment
       operations                  0.53        0.15        0.58      1.37      0.79
                                   ----      ------      ------    ------    ------
Less distributions
  Distributions from net
    investment income             (0.25)      (0.51)      (0.54)    (0.53)    (0.33)
  Distributions from net
    realized capital gains         ----       (0.01)      (0.03)      --        --
                                   ----      ------      ------    ------     -----
     Total distributions          (0.25)      (0.52)      (0.57)    (0.53)    (0.33)
                                  ------     ------      ------    ------     -----
Net asset value at end of
  period                         $11.22      $10.94      $11.31    $11.30    $10.46
                                 ======      ======      ======    ======    ======

Total return                       4.90%       1.49%       5.18%    13.48%    12.33%*

Ratios/Supplemental data
  Net assets at end of period
    (in thousands)              $97,752     $96,857    $111,354   $47,169   $10,673
  Ratios of expenses to
    average net assets             0.88%*      0.79%       0.38%     0.48%     0.52%*
    Excluding waivers              0.88%*      0.87%       0.86%     1.04%     1.29%*
  Ratios of net investment
    income to average net
    assets                         4.51%*      4.71%       4.75%     5.04%     5.35%*
    Excluding waivers              4.51%*      4.63%       4.27%     4.48%     4.58%*
Portfolio turnover rate           18.47%      28.43%      12.05%    16.09%     0.00%


--------------------------------------

+The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Bond Fund, a separate investment portfolio (the "Predecessor Portfolio") of The Compass Capital Group of Funds, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

**  Commenced operations on July 1, 1991.

*   Annualized.

INVESTMENT POLICIES

--------------------------------------------------------------------------------

                      NEW JERSEY TAX-FREE INCOME PORTFOLIO

     The Portfolio invests primarily in investment grade bonds, debentures, and notes (including variable and floating rate notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States, and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Obligations"). Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in Municipal Obligations and at least 65% of the Portfolio's total assets will be invested in New Jersey Municipal Obligations. It is anticipated that the Portfolio's dollar weighted average portfolio maturity will range between five and eighteen years.

     Purchasable Municipal Obligations are rated within the four highest ratings assigned by Moody's Investor Services, Inc. ("Moody's") (i.e., Aaa, Aa, A, Baa) or by Standard & Poor's Ratings Group ("S&P") (i.e., AAA, AA, A, BBB) in the case of bonds, rated SP-2 or higher by S&P or MIG-2 or higher by Moody's in the case of notes, rated A-2 or higher by S&P or Prime-2 or higher by Moody's in the case of tax-exempt commercial paper or VMIG-2 or higher by Moody's in the case of variable rate demand notes or are unrated securities determined at the time of purchase to be of comparable quality by BlackRock. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If a portfolio security is reduced below Baa by Moody's or BBB by S&P, BlackRock will dispose of the security in an orderly fashion as soon as practicable.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

     Under normal market conditions, the Portfolio is predominantly invested in New Jersey Municipal Obligations, and therefore the value of shares in the Portfolio may be especially affected by factors pertaining to the state economy and other factors specifically affecting the ability of issuers of New Jersey Municipal Obligations to meet their obligations. As a result, the value of the Portfolio's shares may fluctuate more widely than the value of the shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, and local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of New Jersey Municipal Obligations may be affected from time to time by economic, political, and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Moreover, the Portfolio is classified as "non-diversified" because it may invest in obligations of a relatively limited number of issuers. See the Statement of Additional Information for further discussion of investment considerations associated with New Jersey Municipal Obligations and see "Investment Policies--Description of Permitted Investments" for a description of other investment policies.


                      DESCRIPTION OF PERMITTED INVESTMENTS

     The Portfolio's investment objective and policies (except for the 80% concentration in Municipal Obligations may be changed by the Board of Trustees without shareholder approval. Depending upon prevailing market conditions, the Portfolio may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. An increase in interest rates will generally reduce the value of the investments in the Portfolio and a decline in interest rates will generally increase the value of those investments.

     MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Purchasable Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Dividends paid by the Portfolio that are derived from interest on such Municipal Obligations would be taxable to the Portfolio's shareholders for Federal income tax purposes.

     Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities. Moreover, certain investments in lease obligations may be illiquid and subject to the investment limitations described below.

     OPTIONS AND FUTURES CONTRACTS. The Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Portfolio may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Portfolio will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by BlackRock. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Portfolio bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Portfolio will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     To enter into a futures contract, the Portfolio must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

     When investing in futures contracts, the Portfolio must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When the Portfolio takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Portfolio takes a short position in a futures contract, the

Portfolio must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Portfolio "covers" a futures position generally by entering into an offsetting position.

     The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Portfolio is subject to BlackRock's ability to correctly predict movements in the direction of the market. For example, if the Portfolio uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

     CASH EQUIVALENTS. The Portfolio may invest in taxable and tax-free short-term, interest-bearing instruments or deposits of United States and foreign issuers to maintain liquidity, pending investment and for temporary defensive purposes. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities, repurchase agreements and money market deposit accounts.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at the future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by BlackRock). A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

     The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     INVESTMENT COMPANIES. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.
As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

     TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL OBLIGATIONS. The Portfolio may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Portfolio from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Portfolio and BlackRock will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

     ILLIQUID SECURITIES. The Portfolio will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by BlackRock, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     MISCELLANEOUS. During normal market conditions up to 20% of the Portfolio's net assets may be invested in securities which are not Municipal Obligations. The Portfolio may invest up to 20% of its net assets in Municipal Obligations the interest on which is exempt from regular Federal income tax but is an item of tax preference for purposes of the Federal alternative minimum tax. During temporary defensive periods, the Portfolio may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by BlackRock, and may also include, without limitation, other debt obligations, such as bank obligations. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Although the Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 20% of its total assets in private activity bonds when added together with any taxable investments held by the Portfolio, it does not presently intend to do so unless in the opinion of BlackRock the investment is warranted. To the extent the Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

     The Portfolio is classified as non-diversified under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Additionally, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified portfolio with similar objectives.

     PORTFOLIO TURNOVER. Although it may vary from year to year, it is currently estimated that under normal market conditions the annual portfolio turnover rate for the Portfolio will not exceed 100%. The Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when BlackRock believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. A high portfolio turnover rate will generally result in higher transaction costs to the Portfolio.


INVESTMENT LIMITATIONS

     The Portfolio is subject to the following fundamental investment limitations, which may not be changed with respect to the Portfolio except upon the affirmative vote of the holders of a majority of the Portfolio's outstanding shares.

     The Portfolio may not:

          1. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          2. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. The Portfolio will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio's securities will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment restriction stated above must be reduced to meet such restriction within the period required by the 1940 Act (currently three days).

     In order to permit the sale of the Portfolio's shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. Should the Fund determine that any such commitment is no longer in the best interests of the Portfolio, it will revoke the commitment by terminating sales of its shares in the state involved.

     For information on additional investment limitations relating to the Portfolio, see the Statement of Additional Information.


MANAGEMENT

-------------------------------------------------------------------------------

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISER

     PAMG was organized in 1995 to perform advisory services for investment companies. BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995 BlackRock Financial Management L.P. sold its business to PNC Bank National Association ("PNC Bank"). The principal business address of PAMG is 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania, 19103. The principal business address of BlackRock is 345 Park Avenue, New York, New York 10154.

     As adviser, PAMG is responsible for the overall investment management of the Portfolio. The sub-adviser, BlackRock, is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

     Kevin Klingert is the person primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Klingert is a Principal and Portfolio Manager at BlackRock Financial Management, and a member of its Investment Strategy Committee. Mr. Klingert has primary responsibility for managing client portfolios with a special emphasis on municipal securities. His areas of expertise include general obligation bonds, revenue bonds and tax-exempt derivative securities. Mr. Klingert also serves as Vice President for BlackRock's family of tax-exempt mutual funds.

     Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust Department at Merrill Lynch, Pierce, Fenner & Smith. Mr. Klingert joined Merrill Lynch in 1985 and was responsible for investing over $1 billion annually for municipal UITs and for supervising over $21 billion of existing municipal UITs.

     Mr. Klingert received a Bachelor of Science in Business Administration from the State University of New York at Oswego in 1984, and an M.B.A. in Finance from New York University in 1991.

     For the services provided and expenses assumed by it, PAMG is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of .50% of the first $1 billion of the average daily net assets of the Portfolio, plus 0.45% of the next $1 billion of the Portfolio's average daily net assets, plus 0.425% of the next $1 billion of the Portfolio's average daily net assets, plus 0.40% of the Portfolio's average daily net assets in excess of $3 billion. The Predecessor Portfolio bore advisory fees during its most recent fiscal year pursuant to the investment advisory agreement then in effect with Midlantic Bank, N.A., its former adviser, at the effective annual rate of .60% of its average daily net assets. From time to time PAMG may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. See "Introduction-- Expense Table."

     For its sub-advisory services, BlackRock is entitled to receive from PAMG a fee, computed daily and payable monthly, at an annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. Such sub-advisory fee has no effect on the advisory fee payable by the Portfolio to PAMG. BlackRock may from time to time waive all or any portion of its sub-advisory fee for the Portfolio.

ADMINISTRATORS

     PMFCO, whose principal business address is 345 Park Avenue, New York, New York, 10154, PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PMFCO and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

     The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCO is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

EXPENSES

     Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, servicing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by PAMG or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio will be borne solely by such Shares.

     If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, BlackRock and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example," "Management--Adviser and Sub-Adviser" and "Management--Administrators" for discussions of expense reimbursements and fee waivers.


PORTFOLIO TRANSACTIONS

     The Portfolio's sub-adviser will seek the best price and execution in placing brokerage transactions. In this regard, the sub-adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.


BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such company as agent for and upon the order of customers. PNC Bank, PAMG, BlackRock, PMFCO, PFPC and Institutions that are banks or bank affiliates, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Institutional Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Institutional Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.


PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

DISTRIBUTOR

     Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Provident Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits the Adviser to pay a fee to the Distributor, which in turn is authorized to make payments to securities dealer with which the Distributor may enter into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the plan to compensate institutions who perform support services that would otherwise be performed by an Administrator or its agents. The purpose of the distribution plan is to promote distribution of the Fund's shares and to enhance the provision of shareholder services. The Fund is not required or permitted under the plan to make distribution payments over and above its investment advisory fee; the plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution related and shareholder servicing activities. See "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the SAI.

PURCHASE OF SHARES

     Institutional Shares are offered without a sales load on a continuous basis to Institutions at the net asset value per share for the Institutional Shares of the Portfolio next computed after an order is received by PFPC. Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced at the net asset value per share on the following Business Day. The Fund may in its discretion reject any order for Shares.

     Payment for Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. The minimum initial investment by an Institution is $5,000. There is no minimum subsequent investment.

REDEMPTION OF SHARES

     Redemption orders may be transmitted to PFPC by telephone at (800) 441-7379. Shares are redeemed at the net asset value per share of the Institutional Shares of the Portfolio next determined after PFPC's receipt of the redemption order. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR
BANK).

     Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

     An Institution may be required to redeem Shares in the Portfolio if the balance in its account in the Portfolio drops below $5,000 as the result of a redemption request and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.


NET ASSET VALUE

-------------------------------------------------------------------------------

     The net asset value for the Institutional Shares of the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern
Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to its Shares, subtracting the liabilities allocable to its Shares and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Portfolio's other classes and independently of the Fund's other portfolios.

     Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the

NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------


     The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Institutional Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless an Institution elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily as a dividend to investors who are Shareholders of the Portfolio at, and whose payment for Share purchases are available to the Portfolio in Federal funds by, the close of business on the day of declaration. All dividends are paid within ten days after the end of each month and within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

TAXES

------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

     Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." Investors in the Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum and environmental tax liability. Second, tax-exempt interest and "exempt interest dividends" derived from all other Municipal Obligations must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability from such private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments.

     The Portfolio will determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable. Such percentages will apply uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

     An investor considering buying shares of the Portfolio on or just before the record date of a capital gains distribution, should be aware that the amount of the forthcoming distribution, although in effect a return of capital, will be taxable to him.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

     Any loss upon the sale or exchange of shares of the Portfolio held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt interest dividends received by the shareholder.

     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Portfolio which may differ from the federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment and should consult their tax advisers.

     NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all dividends paid by the Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct

U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the Portfolio may represent taxable income.

     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

     The foregoing is only a summary of certain New Jersey tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.


DESCRIPTION OF SHARES

--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares.
Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 109 classes (22 classes of "Series B Investor Shares" and 29 classes each of "Institutional Shares," "Service Shares" and "Series A Investor Shares") representing interests in the Fund's investment portfolios. This Prospectus describes the New Jersey Tax-Free Income Portfolio, which is classified as a non-diversified company under the 1940 Act. For information regarding other portfolios of the Fund, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

     Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the portfolio and is entitled to such dividends and distributions earned on the portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of theshareholders of a particular class or investment portfolio. Under Massachusetts law, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

     Holders of the Portfolio's Service Shares bear the fees described in the prospectus for such shares that will be paid under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Payments under the Plan will cover support services provided to beneficial owners of Service Shares by certain institutions. Such services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of the following services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of a service fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the institution and to customer inquiries concerning their investments in Service Shares; providing information periodically to customers showing their positions in Service Shares; and other similar shareholder liaison services. Similarly, holders of the Portfolio's Series A Investor Shares and Series B Investor Shares (collectively, "Investor Shares") bear the payments described in the prospectus for such shares that are paid under the Plan. Under the Plan, the Distributor is entitled to payments by the Portfolio for: (i) payments in connection with advertising and marketing Investor Shares; and (ii) payments to broker/dealers that are not affiliated with the Distributor ("Service Organizations") for distribution assistance such as advertising and marketing of Investor Shares. In addition, payments under the Plan will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker/dealers who sell Series B Investor Shares. Service Organizations may also provide support services such as establishing and maintaining accounts and records relating to shareholders of Investor Shares for whom the Service Organizations are the dealer of record or holder of record for shareholders with whom the Service Organizations have a servicing relationship. The Plan provides for payments at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. The Plan provides for payments at an annual rate not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. As a result of these different fees, the net asset value and the net yields on the Fund's Institutional Shares will generally be higher than those on the Fund's Service Shares, the net asset value and the net yields on the Fund's Service Shares will generally be higher than those on the Fund's Series A Investor Shares, and the net asset value and the net yields on the Fund's Series A Investor Shares will generally be higher than those on the Fund's Series B Investor Shares if payments by the Portfolio under the Plan are made at the maximum rates. Standardized total return and yield quotations will be computed separately for each class of Shares. Series A and Series B Investor Shares are exchangeable at the option of the holder for Series A and Series B Investor Shares, respectively, in the Fund's other investment portfolios. Series B Investor Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. Series A Investor Shares of the Portfolio are offered to the public at the net asset value per share plus a maximum sales charge of 4.50% of the offering price on single purchases of less than $50,000; the sales charge is reduced on a graduated scale on single purchases of $50,000 or more and certain exemptions from the sales charge may apply. The sales charge does not apply to exchanges of Series A Investor Shares of the Portfolio. Series B Investor Shares are subject to a maximum contingent deferred sales charge of 5.0%. The deferred sales charge decreases over time. Series B Investor Shares may be exchanged for Series B Investor Shares of another investment portfolio of the Fund without the payment of any deferred sales charge at the time the exchange is made. Because Service Shares and Institutional Shares are sold without a sales charge, holders of Service Shares and Institutional Shares have no such exchange privileges.

     On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

OTHER INFORMATION

-------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).

PERFORMANCE INFORMATION

     From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to Institutions. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

     The yield of Shares of the Portfolio are computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. The Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Shearson Lehman GMNA Index, the Shearson Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Service Organizations directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                                         The New Jersey
      NO PERSON HAS BEEN AUTHORIZED TO                  Tax-Free Income
 GIVE ANY INFORMATION OR MAKE ANY                          Portfolio
 REPRESENTATIONS NOT CONTAINED IN THIS
 PROSPECTUS, OR IN THE STATEMENT OF
 ADDITIONAL INFORMATION INCORPORATED
 HEREIN BY REFERENCE, IN CONNECTION WITH
 THE OFFERING MADE BY THIS PROSPECTUS                    Institutional
 AND, IF GIVEN OR MADE, SUCH                                 Class
 REPRESENTATIONS MUST NOT BE RELIED UPON
 AS HAVING BEEN AUTHORIZED BY THE FUND OR
 ITS DISTRIBUTOR.  THIS PROSPECTUS DOES
 NOT CONSTITUTE AN OFFERING BY THE FUND
 OR BY THE DISTRIBUTOR IN ANY
 JURISDICTION IN WHICH SUCH OFFERING MAY
 NOT LAWFULLY BE MADE.


            --------------------           Prospectus

             TABLE OF CONTENTS

                                      Page
                                      ----

 Introduction  . . . . . . . . . . . . .     ______________, 1995
 Financial Highlights  . . . . . . . . .
 Investment Policies . . . . . . . . . .
 Fundamental Investment Restrictions . .
 Management  . . . . . . . . . . . . . .
 Purchase and Redemption of Shares . . .
 Net Asset Value . . . . . . . . . . . .
 Dividends and Distributions . . . . . .
 Taxes . . . . . . . . . . . . . . . . .
 Description of Shares . . . . . . . . .
 Other Information . . . . . . . . . . .

 INVESTMENT ADVISER
 PNC Asset Management Group, Inc.
 Philadelphia, Pennsylvania

 SUB-ADVISER
 BlackRock Financial Management Inc.
 New York, New York

 CO-ADMINISTRATOR
 PNC Mutual Fund Company
 New York, New York

 CO-ADMINISTRATOR AND TRANSFER AGENT
 PFPC Inc.
 Wilmington, Delaware


 CO-ADMINISTRATOR AND DISTRIBUTOR
 Provident Distributors, Inc.
 Radnor, Pennsylvania

 COUNSEL
 Drinker Biddle & Reath
 Philadelphia, Pennsylvania

 INDEPENDENT ACCOUNTANTS
 Coopers & Lybrand, L.L.P.
 Philadelphia, Pennsylvania

                                THE PNC(R) FUND
                     (SERIES A AND SERIES B INVESTOR SHARES
                  OF THE NEW JERSEY TAX-FREE INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------

         PART A                                                                      PROSPECTUS
1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Table

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          Financial Highlights

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; Investment
                                                                                     Policies;
                                                                                     Description of
                                                                                     Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Management

5A.      Management's Discussion of Fund Performance  . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          Cover Page; Dividends
                                                                                     and Distributions;
                                                                                     Description of
                                                                                     Shares

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares;
                                                                                     Dividends and Distributions
                                                                                     Net Asset Value

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares -
                                                                                     Redemption of
                                                                                     Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . .          Inapplicable

                    THE NEW JERSEY TAX-FREE INCOME PORTFOLIO
                                 INVESTOR CLASS

         The PNC(R) Fund (the "Fund") consists of 30 investment portfolios. This Prospectus relates to shares ("Investor Shares" or "Shares") representing interests in the New Jersey Tax-Free Income Portfolio (the "Portfolio"). The Portfolio's investment objective is to seek as high a level of current income exempt from Federal and, to the extent possible, from New Jersey income tax as is consistent with preservation of capital. It pursues this objective by investing primarily in municipal obligations issued by the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities and tax-exempt derivative securities relating thereto ("New Jersey Municipal Obligations").

         This Prospectus relates to two classes of shares from which investors may choose representing interests in the Portfolio: Series A Investor Shares ("Series A Shares") and Series B Investor Shares ("Series B Shares" and, collectively with Series A Shares, "Investor Shares" or "Shares"). Series A Shares are sold with a front-end sales charge. Series B Shares are sold with a contingent deferred sales charge. Shares of the Portfolio are intended for residents of New Jersey. This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information currently dated __________, ____ has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

PROSPECTUS                                                              ,
                                                            ------------  ----

INTRODUCTION
--------------------------------------------------------------------------------

         The Fund is an open-end management investment company which has registered shares in 30 investment portfolios, of which only the New Jersey Tax-Free Income is described in this Prospectus.

PORTFOLIO MANAGEMENT

         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management Inc. ("BlackRock") serves as sub-adviser to the Portfolio. The investment adviser and sub-adviser are indirect wholly-owned subsidiaries of PNC Bank Corp.

THE ADMINISTRATORS

         PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's co-administrators (collectively, the "Administrators").

THE DISTRIBUTOR

         Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

                                                                               New Jersey
                                                                             Tax-Free Income
                                                                                Portfolio
                                                                        ------------------------

                                                                        Series A         Series B
                                                                        --------         --------
 SHAREHOLDER TRANSACTION EXPENSES
 Front-End Sales Charge (1) (as a percentage of offering price)  . .
                                                                        4.00%              None

 Sales Charge on Reinvested Dividends  . . . . . . . . . . . . . . .    None               None
 Deferred Sales Charge (2) (as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower)  . . . . . . . . . . . . . . . . . . . . . . .    None               4.00%

 ANNUAL FUND OPERATING EXPENSES FOR
  INVESTOR SHARES AFTER FEE WAIVERS
  AS A PERCENTAGE OF DAILY NET
  ASSETS
 Advisory Fees (3) . . . . . . . . . . . . . . . . . . . . . . . . .    0.30%              0.30%

 12b-1 fees(4) . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.40%              0.75%
                                                                        -----              -----
 Other operating expenses  . . . . . . . . . . . . . . . . . . . . .    0.32%              0.72%

   Administration fees (3) . . . . . . . . . . . . . . . . . . . . .    0.13%              0.13%
   Service fees  . . . . . . . . . . . . . . . . . . . . . . . . . .    None               0.25%

   Other expenses (3)  . . . . . . . . . . . . . . . . . . . . . . .    0.19%              0.34%
                                                                        -----              -----

 Total fund operating expenses . . . . . . . . . . . . . . . . . . .    1.02%              1.77%
                                                                        =====              =====


(1) Reduced front-end sales charges may be available. See "How to Purchase Shares--Purchases of Series A Shares."

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases 1.00% annually to 3.00% for redemptions made during the third and fourth years and then decreases to 2.00% and 1.00% for redemptions made during the fifth and sixth years, respectively. See "How to Purchase Shares - Purchase of Series B Shares."

(3) Advisory fees are net of waivers of .20% for the Portfolio. In addition, the expense table reflects reimbursements made to the Portfolio by the Adviser and fee waivers by the Administrators.
         PAMG and the Administrators are under no obligation to waive or continue waiving such fees or reimbursing such expenses, but have informed the Fund that they expect to waive or continue waving such fees and reimbursing such expenses during the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the levels set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Portfolio's current fiscal year. Securities dealers, financial institutions and other industry professionals may charge their clients additional fees for account services.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

         An investor in Investor Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) imposition of the maximum sales load, (2) 5% annual return, and (3) redemption at the end of each time period:

                                     ONE       THREE     FIVE        TEN
                                     YEAR      YEARS     YEARS       YEARS
                                     ----      -----     -----       -----
New Jersey Tax-Free
  Income Portfolio
  Series A Shares*  . . .              $50      $71      $ 94        $160
  Series B Shares** . . .              $58      $88      $119        $170*

     * Reflects the imposition of the maximum front-end sales charge at the beginning of the period.

     **  Reflects the deduction of the deferred sales charge.

     *** Based on the conversion of Series B Shares to Series A Shares after six years.

         The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's shareholder transaction and estimated operating expenses. Investors bear these expenses either directly or indirectly. The information in the table for the Portfolio has been restated based on the advisory and administration fees and other expenses payable after fee waivers for the current fiscal year ending September 30, 1996. Total operating expenses would have been 1.32% and 2.07%, respectively, without fee waivers and reimbursements. See Footnote 3 to the Expense Table, "Financial Highlights -Background," "Management," "Distribution of Shares," "How to Purchase Shares"and "Description of Shares" for a further description of shareholder transaction expenses and operating expenses.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

OFFERING PRICES

         Series A Shares in the Portfolio are offered to the public at the next determined net asset value after receipt by PFPC of a purchase order plus a maximum sales charge of 4.50% of the offering price on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more and certain exemptions from the sales charge may apply. See "How to Purchase Shares-- Purchases of Series A Shares."

         Series B Shares in the Portfolio are offered to the public at the next determined net asset value after receipt by PFPC of a purchase order. Series B Shares are subject to a maximum deferred sales charge of 5.0%. See "How to Purchase Shares--Purchases of Series B Shares."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

         The minimum initial investment for the Portfolio is $500, except that such minimum investment requirement is $100 for employees of the Fund, the Fund's adviser, sub-adviser, distributor or transfer agent or employees of any such service providers' affiliate. Subsequent investments must be $100 or more. See "How to Purchase Shares."

EXCHANGES

         Series A Shares of the Portfolio may be exchanged for Series A Shares of any other investment portfolio offered by the Fund at their respective net asset value next determined after receipt by PFPC of an exchange request. Series B Shares of the Portfolio may be exchanged for Series B Shares of any other investment portfolio offered by the Fund with a deferred sales charge at their respective net asset value next determined after receipt by PFPC of an exchange request. Series B Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. Series B Shares may be exchanged without the payment of any deferred sales charge at the time the exchange is made. No exchange fee is charged by the Fund. See "Investor Programs--Exchange Privilege."

REDEMPTION PRICE

         Series A Shares may be redeemed at any time at their net asset value next determined after receipt by PFPC of a redemption request in proper form. Series B Shares may be redeemed at any time at their net asset value next determined after receipt by PFPC of a redemption request, minus any applicable deferred sales charge. The Fund reserves the right, upon 30 days' written notice, to redeem an account in the Portfolio if the net asset value of the Shares held by a shareholder of record in that account falls below the minimum initial investment requirement amount as a result of a redemption or an exchange and is not increased to at least that amount within the 30 day period. See "How to Redeem Shares."

CERTAIN RISK FACTORS TO CONSIDER

         An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The Portfolio invests primarily in municipal obligations of one state, New Jersey, and is thus subject to the peculiar risks presented by the laws or economy of New Jersey. The Portfolio is classified as non-diversified under the Investment Company Act of 1940 (the "1940 Act"). These and the other investment practices set forth below and their associated risks deserve careful consideration by investors. See "Investment Policies."

SHAREHOLDER INQUIRIES

         Any questions or communications regarding a shareholder account may be directed to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907, toll-free (800) 422-6538.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                   BACKGROUND

         The Fund currently offers four classes of shares in the Portfolio -- Service, Series A Investor, Series B Investor and Institutional Shares. Service, Series A Investor, Series B Investor and Institutional Shares in the Portfolio represent equal pro-rata interests in the Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), Service Shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares. Service Shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Shares for other shareholder support activities provided by service organizations. See "Description of Shares" for a description of the Plan and shareholder support activities. Series A Investor Shares bear expenses under the Plan at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. Series B Investor Shares bear expenses under the Plan at annual rates not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Description of Shares" for a description of the Plan. Institutional Shares do not bear the fees stated above applicable to the other share classes under the Plan.

         The financial highlights set forth certain information concerning the investment results of the Portfolio for the for the period ended August 31, 1995 and the years or period ended February 28, 1995, 1994, 1993 and 1992. The financial statements and notes thereto for the Portfolio were audited by Coopers & Lybrand L.L.P., independent accountants for the Portfolio, whose report thereon is incorporated by reference into the Statement of Additional Information. Additional information about the performance of the Portfolio is contained in the Portfolio's annual report. Both the Statement of Additional Information and the Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the years or period shown, the Portfolio offered one class of shares to both institutional and retail investors.

                                                    THE NEW JERSEY TAX-FREE INCOME PORTFOLIO+
                                                    -----------------------------------------

                                           Period         Year          Year          Year      Period
                                           Ended          Ended         Ended         Ended     Ended
                                           8/31/95        2/28/95       2/28/94       2/28/93   2/28/92**
                                           -------        -------       -------       -------   ----------
Net asset value at beginning
  of period                                  $10.94        $11.31        $11.30        $10.46        $10.00
                                             ------        ------        ------        ------        ------
Income from investment
  operations
  Net investment income                        0.25          0.51          0.54          0.52          0.34
  Net (loss) gain on
    investments (both
    realized and unrealized)                   0.28         (0.36)         0.04          0.85          0.45
                                               ----        ------         -----        ------        ------
         Total from investment
           operations                          0.53          0.15          0.58          1.37          0.79
                                               ----        ------        ------        ------        ------
Less distributions
  Distributions from net
    investment income                         (0.25)        (0.51)        (0.54)        (0.53)        (0.33)
  Distributions from net
    realized capital gains                      --         (0.01)        (0.03)          --            --
                                              -----        ------        ------        ------        ------
         Total distributions                  (0.25)        (0.52)        (0.57)        (0.53)        (0.33)
                                              ------       ------        ------        ------        ------
Net asset value at end of
  period                                     $11.22        $10.94        $11.31        $11.30        $10.46
                                             ======        ======        ======        ======        ======

Total return                                  4.90%         1.49%          5.18%        13.48%        12.33%*

Ratios/Supplemental data
  Net assets at end of period
    (in thousands)                          $97,752       $96,857      $111,354       $47,169       $10,673
  Ratios of expenses to
    average net assets                         0.88%*        0.79%         0.38%         0.48%         0.52%*
    Excluding waivers                          0.88%*        0.87%         0.86%         1.04%         1.29%*
  Ratios of net investment
    income to average net
    assets                                     4.51%*        4.71%         4.75%         5.04%         5.35%*
    Excluding waivers                          4.51%*        4.63%         4.27%         4.48%         4.58%*
Portfolio turnover rate                       18.47%        28.43%        12.05%        16.09%         0.00%


------------------------------------------
+The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Bond Fund, a separate investment portfolio (the "Predecessor Portfolio") of The Compass Capital Group of Funds, which was organized as a Massachusetts business trust. On January __, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

**  Commenced operations on July 1, 1991.

*   Annualized.

INVESTMENT POLICIES

--------------------------------------------------------------------------------

                      NEW JERSEY TAX-FREE INCOME PORTFOLIO

         The Portfolio invests primarily in investment grade bonds, debentures, and notes (including variable and floating rate notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States, and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Obligations"). Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in Municipal Obligations and at least 65% of the Portfolio's total assets will be invested in New Jersey Municipal Obligations. It is anticipated that the Portfolio's dollar weighted average portfolio maturity will range between five and eighteen years.

         Purchasable Municipal Obligations are rated within the four highest ratings assigned by Moody's Investor Services, Inc. ("Moody's") (i.e., Aaa, Aa, A, Baa) or by Standard & Poor's Ratings Group ("S&P") (i.e., AAA, AA, A, BBB) in the case of bonds, rated SP-2 or higher by S&P or MIG-2 or higher by Moody's in the case of notes, rated A-2 or higher by S&P or Prime-2 or higher by Moody's in the case of tax-exempt commercial paper or VMIG-2 or higher by Moody's in the case of variable rate demand notes or are unrated securities determined at the time of purchase to be of comparable quality by BlackRock. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If a portfolio security is reduced below Baa by Moody's or BBB by S&P, BlackRock will dispose of the security in an orderly fashion as soon as practicable.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

         Under normal market conditions, the Portfolio is predominantly invested in New Jersey Municipal Obligations, and therefore the value of shares in the Portfolio may be especially affected by factors pertaining to the state economy and other factors specifically affecting the ability of issuers of New Jersey Municipal Obligations to meet their obligations. As a result, the value of the Portfolio's shares may fluctuate more widely than the value of the shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, and local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of New Jersey Municipal Obligations may be affected from time to time by economic, political, and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Moreover, the Portfolio is classified as "non-diversified" because it may invest in obligations of a relatively limited number of issuers. See the Statement of Additional Information for further discussion of investment considerations associated with New Jersey Municipal Obligations and see "Investment Policies--Description of Permitted Investments" for a description of other investment policies.


                      DESCRIPTION OF PERMITTED INVESTMENTS

         The Portfolio's investment objective and policies (except for the 80% concentration in Municipal Obligations may be changed by the Board of Trustees without shareholder approval. Depending upon prevailing market conditions, the Portfolio may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. An increase in interest rates will generally reduce the value of the investments in the Portfolio and a decline in interest rates will generally increase the value of those investments.

         MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Purchasable Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Dividends paid by the Portfolio that are derived from interest on such Municipal Obligations would be taxable to the Portfolio's shareholders for Federal income tax purposes.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities. Moreover, certain investments in lease obligations may be illiquid and subject to the investment limitations described below.

         OPTIONS AND FUTURES CONTRACTS. The Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Portfolio may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Portfolio will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by BlackRock. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Portfolio bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Portfolio will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

         To enter into a futures contract, the Portfolio must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

         When investing in futures contracts, the Portfolio must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When the Portfolio takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Portfolio takes a short position in a futures contract, the

Portfolio must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Portfolio "covers" a futures position generally by entering into an offsetting position.

         The risks related to the use of options and futures contracts include:
(i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Portfolio is subject to BlackRock's ability to correctly predict movements in the direction of the market. For example, if the Portfolio uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

         CASH EQUIVALENTS. The Portfolio may invest in taxable and tax-free short-term, interest-bearing instruments or deposits of United States and foreign issuers to maintain liquidity, pending investment and for temporary defensive purposes. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities, repurchase agreements and money market deposit accounts.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at the future date (perhaps one or two months later), and permit a Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by BlackRock). A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

         The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

         INVESTMENT COMPANIES. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act.
The Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.
As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL OBLIGATIONS. The Portfolio may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Portfolio from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Portfolio and BlackRock will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         ILLIQUID SECURITIES. The Portfolio will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by BlackRock, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         MISCELLANEOUS. During normal market conditions up to 20% of the Portfolio's net assets may be invested in securities which are not Municipal Obligations. The Portfolio may invest up to 20% of its net assets in Municipal Obligations the interest on which is exempt from regular Federal income tax but is an item of tax preference for purposes of the Federal alternative minimum tax. During temporary defensive periods, the Portfolio may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by BlackRock, and may also include, without limitation, other debt obligations, such as bank obligations. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         Although the Portfolio may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 20% of its total assets in private activity bonds when added together with any taxable investments held by the Portfolio, it does not presently intend to do so unless in the opinion of BlackRock the investment is warranted. To the extent the Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Portfolio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

         The Portfolio is classified as non-diversified under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Additionally, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified portfolio with similar objectives.

         PORTFOLIO TURNOVER. Although it may vary from year to year, it is currently estimated that under normal market conditions the annual portfolio turnover rate for the Portfolio will not exceed 100%. The Portfolio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when BlackRock believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. A high portfolio turnover rate will generally result in higher transaction costs to the Portfolio.


INVESTMENT LIMITATIONS

         The Portfolio is subject to the following fundamental investment limitations, which may not be changed with respect to the Portfolio except upon the affirmative vote of the holders of a majority of the Portfolio's outstanding shares.

         The Portfolio may not:

                 1. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

                 2. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. The Portfolio will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio's securities will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment restriction stated above must be reduced to meet such restriction within the period required by the 1940 Act (currently three days).

         In order to permit the sale of the Portfolio's shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus. Should the Fund determine that any such commitment is no longer in the best interests of the Portfolio, it will revoke the commitment by terminating sales of its shares in the state involved. For information on additional investment limitations relating to the Portfolio, see the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISER

         PAMG was organized in 1995 to perform advisory services for investment companies. BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995 BlackRock Financial Management L.P. sold its business to PNC Bank National Association ("PNC Bank"). The principal business address of PAMG is 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania, 19103. The principal business address of BlackRock is 345 Park Avenue, New York, New York 10154.

         As adviser, PAMG is responsible for the overall investment management of the Portfolio. The sub-adviser, BlackRock, is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

         Kevin Klingert is the person primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Klingert is a Principal and Portfolio Manager at BlackRock Financial Management, and a member of its Investment Strategy Committee. Mr. Klingert has primary responsibility for managing client portfolios with a special emphasis on municipal securities. His areas of expertise include general obligation bonds, revenue bonds and tax-exempt derivative securities. Mr. Klingert also serves as Vice President for BlackRock's family of tax-exempt mutual funds.

         Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust Department at Merrill Lynch, Pierce, Fenner & Smith. Mr. Klingert joined Merrill Lynch in 1985 and was responsible for investing over $1 billion annually for municipal UITs and for supervising over $21 billion of existing municipal UITs.

         Mr. Klingert received a Bachelor of Science in Business Administration from the State University of New York at Oswego in 1984, and an M.B.A. in Finance from New York University in 1991.

         For the services provided and expenses assumed by it, PAMG is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of .50% of the first $1 billion of the average daily net assets of the Portfolio, plus 0.45% of the next $1 billion of the Portfolio's average daily net assets, plus 0.425% of the next $1 billion of the Portfolio's average daily net assets, plus 0.40% of the Portfolio's average daily net assets in excess of $3 billion. The Predecessor Portfolio bore advisory fees during its most recent fiscal year pursuant to the investment advisory agreement then in effect with Midlantic Bank, N.A., its former adviser, at the effective annual rate of .60% of its average daily net assets. From time to time PAMG may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. See "Introduction--Expense Table."

         For its sub-advisory services, BlackRock is entitled to receive from PAMG a fee, computed daily and payable monthly, at an annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. Such sub-advisory fee has no effect on the advisory fee payable by the Portfolio to PAMG. BlackRock may from time to time waive all or any portion of its sub-advisory fee for the Portfolio.

ADMINISTRATORS

         PMFCO, whose principal business address is 345 Park Avenue, New York, New York, 10154, PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PMFCO and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCO is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.



                                    EXPENSES

         Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by PAMG or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio (such as Series A 12b-1 fees for Series A Investor Shares and Series B 12b-1 fees and service fees for Series B Investor Shares) will be borne solely by such Shares.

         If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, the sub-adviser and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example," "Management--Adviser and Sub-Adviser" and "Management--Administrators" for discussions of expense reimbursements and fee waivers.

                                  BANKING LAWS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PNC Bank, PAMG, BlackRock, PMFCO and PFPC are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Investor Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Investor Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.

                             PORTFOLIO TRANSACTIONS

         The Portfolio's adviser or sub-adviser will seek the best price and execution in placing brokerage transactions. In this regard, the adviser or sub-adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

DISTRIBUTION OF SHARES

--------------------------------------------------------------------------------

         Shares of the Portfolio are offered on a continuous basis by the Distributor. The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund's Board of Trustees has adopted an Amended and Restated Distribution and Service Plan for Series A Shares and Series B Shares (the "Plan").

         Under the Plan the Distributor is entitled to payments by the Portfolio for: (i) promotional activities in connection with advertising and marketing Shares; and (ii) payments to broker/dealers that are not affiliated with the Distributor ("Service Organizations") for distribution assistance such as advertising and marketing of Fund Shares. In addition, with respect to Series B Shares, payments under the Plan will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker/dealers who sell Series B Shares. Service Organizations may also provide support services such as establishing and maintaining accounts and records relating to shareholders for whom the Service Organizations are the dealer of record or holder of record for shareholders with whom the Service Organizations have a servicing relationship. Promotional activities include advertising via radio, television, newspapers, magazines and otherwise; preparing, printing and mailing sales materials, brochures and prospectuses (except for prospectuses used for regulatory purposes or for distribution to existing shareholders); and other activities in connection with the promotion of Shares.

         Payments under the Plan may also be used for telephone facilities and in-house telemarketing or shareholder servicing.

         Payments under the Plan with respect to Series A Shares will not exceed .50% (annualized) of the average daily net asset value of the Portfolio's outstanding Series A Shares. Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Series A Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations. The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Plan with respect to each Portfolio to 7.25% of total new gross Series A Share sales, plus interest. The Fund would retain any deferred front-end sales charges collected and stop accruing payments under the Plan with respect to Series A Shares if, to the extent, and for as long as, such limit would otherwise be exceeded. See "How to Purchase Shares--Purchases of Series A Shares" for a description of the front-end sales charge.

         Payments under the Plan with respect to Series B Shares will not exceed 1.15% (annualized) of the average daily net asset value of the Portfolio's outstanding Series B Shares. Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Series B Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations. Under applicable NASD rules, the aggregate deferred sales charges and payments under the Plan with respect to Series B Shares are generally limited with respect to the Portfolio to 6.25% of total new gross Series B Share sales, plus interest. The Fund would retain any deferred sales charges collected and stop accruing payments under the Plan if, to the extent, and for as long as, such limit would otherwise be exceeded. See "How to Purchase Shares--Purchases of Series B Shares" for a description of the deferred sales charge.

         Payments under the Plan which are expenses of the Portfolio's Investor Shares are for distribution and/or other services rendered for or on behalf of the Investor Shares of the Portfolio. However, joint distribution financing with respect to Shares of the Portfolio (which financing may also involve other investment portfolios or companies that are affiliated persons of such a person, or affiliated persons of the Distributor) will be permitted in accordance with applicable regulations of the SEC if and when such regulations are adopted.

         Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used as the Distributor or PMFCO elect (for example, to defray their overhead expenses). See "Description of Shares."

SHAREHOLDER SERVICING

--------------------------------------------------------------------------------

         The Fund intends to enter into service agreements pursuant to which Service Organizations and sometimes the Distributor will render certain support services to their customers who are the beneficial owners of Investor Shares. Such services will be provided to customers who are the beneficial owners of Investor Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent. Service Organizations and the Distributor may provide one or more of the following services to such customers: establishing and maintaining accounts and records relating to customers that invest in Investor Shares; processing dividend and distribution payments from the Fund on behalf of customers; arranging for bank wires; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with the Fund's service contractors; assisting customers in changing dividend options, account designations and addresses; providing customers with a service that invests the assets of their accounts in Investor Shares pursuant to specific or pre-authorized instructions; providing information periodically to customers showing their positions in Investor Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the Service Organization; responding to customer inquiries relating to the services performed by the Service Organization or the Distributor; responding to customer inquiries concerning their investments in Investor Shares; and providing other similar shareholder liaison services. Customers who are beneficial owners of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

HOW TO PURCHASE SHARES

--------------------------------------------------------------------------------

GENERAL

         Shares in the Portfolio may be purchased through PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers, or by completing and forwarding the application included in this Prospectus, through any one of them, to the Fund's transfer agent. Subsequent purchases of Shares may be effected through PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers or by mailing a check or Federal Reserve Draft, payable to the order of "The PNC Fund" c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. The name of the Portfolio for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Portfolio must be at least $500, except that such minimum investment requirement is: (i) $100 for employees of the Fund, the Fund's adviser, sub-advisers, Distributor or transfer agent or employees of any such service providers' affiliate; and (ii) $50 for investors purchasing shares under the automatic investing program described in "Investor Programs--Automatic Investing. "Subsequent investments must be at least $100. The Fund reserves the right to reject any purchase order. Certificates for Series A Shares will be issued only upon request. No certificates will be issued for Series B Shares.

         Investor Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

         Investor Shares are sold at the applicable offering price next computed after an order is received by the Fund's transfer agent. It is the responsibility of the Distributor, PNC Bank, PNC Bank Ohio, institutional investors and the Authorized Dealers to transmit orders received by them from investors to the Fund's transfer agent in a timely manner. Orders of less than $500 may be mailed by PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers to the transfer agent. Orders received by the Fund's transfer agent after 4:00 p.m. are priced at the applicable offering price on the following Business Day.

ALTERNATIVE PURCHASE OPTIONS

         Purchases of Investor Shares of the Portfolio are subject to a sales charge. Purchases of Series A Shares are subject to a "front-end" sales charge deducted at the time of purchase. Series B Shares are subject to a deferred or "back-end" sales charge which is deducted upon their redemption. The deferred sales charge applicable to purchases of Series B Shares declines over time and is known as a "contingent deferred sales charge." Investors may elect to have the sales charge applicable to their purchase of Shares deducted at the time of purchase by purchasing Series A Shares. Alternatively, investors may elect to have the sales charge applicable to their purchase of Shares deducted upon their redemption by purchasing Series B Shares. INVESTORS WHO PURCHASE SHARES OF THE PORTFOLIO MUST SPECIFY AT THE TIME OF PURCHASE WHETHER THEY ARE PURCHASING SERIES A SHARES OR SERIES B SHARES.

         EXEMPTIONS FROM THE FRONT-END SALES CHARGE. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and affiliates of any of the above may buy Series A Shares without paying a sales charge to the extent permitted by such firms: (a) officers, directors and partners (and their spouses and minor children); (b) full-time employees and retirees (and their spouses and minor children); (c) registered representatives of Authorized Dealers and of the Distributor; (d) spouses or children of any such persons; (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Series A Shares without paying a sales charge: (a) persons investing through an authorized payroll deductions plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; and (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Portfolio, provided that the aggregate amount invested pursuant to this exemption equals at least $250,000. INVESTORS WHO QUALIFY FOR ANY EXEMPTION FROM THE SALES CHARGE ORDINARILY PAYABLE WITH RESPECT TO PURCHASES OF INVESTOR SHARES MUST PURCHASE SERIES A SHARES.

CHOOSING BETWEEN SERIES A SHARES AND SERIES B SHARES

         Investors should understand the differences between Series A Shares and Series B Shares before purchasing Shares of the Portfolio.

         SERIES A SHARES. Series A Shares are sold at the net asset value for Series A Shares of the Portfolio plus the applicable front-end sales charge. This front-end sales charge may be reduced or waived in some cases. See "How to Purchase Shares--Exemptions from the Sales Charge" and "How to Purchase Shares--Purchases of Series A Shares." Series A Shares bear the expense of payments under the Plan at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. See "Distribution of Shares."

         SERIES B SHARES. Series B Shares are sold at the net asset value for Series B Shares of the Portfolio. A deferred sales charge is deducted if Series B Shares are redeemed within six years of purchase. The deferred sales charge deducted upon the redemption of Series B Shares decreases over time.
See "How to Purchase Shares--Purchases of Series B Shares." Series B Shares bear the expense of payments under the Plan at an annual rate not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Distribution of Shares." If payments under the Plan are made at the maximum rates, then Series B Shares of the Portfolio will have higher operating expenses and will pay lower dividends than Series A Shares of the Portfolio.

         Six years after the date of purchase, Series B Shares will automatically convert to Series A Shares. The purpose of the conversion is to relieve the holders of Series B Shares of the higher operating expenses charged to Series B Shares. The conversion from Series B Shares to Series A Shares will take place at the net asset value of each class of Shares at the time of the conversion. Upon such conversion, an investor would hold Series A Shares subject to the operating expenses for Series A Shares discussed above. Upon each conversion of Series B Shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Series B Shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Series A Shares.

         FACTORS TO CONSIDER IN CHOOSING BETWEEN SERIES A SHARES AND SERIES B SHARES. Before deciding between Series A Shares and Series B Shares of the Portfolio, an investor should carefully consider the amount and intended length of his investment in Investor Shares. Specifically, an investor should consider whether the accumulated distribution and servicing fees and the deferred sales charge applicable to Series B Shares would be less than the front-end sales charge and accumulated distribution fees applicable to Series A Shares purchased at the same time and held for the same period, and the extent to which the difference between those amounts would be offset by the higher returns associated with Series A Shares. Because the operating expenses of Series B Shares are greater than those of Series A Shares in the Portfolio, the dividends on Series A Shares will be higher than the dividends on Series B Shares. However, since a front-end sales charge is deducted at the time of purchase of Series A Shares, not all of the purchase amount will purchase Series A Shares. Consequently, the same initial investment will purchase more Series B Shares than Series A Shares of the Portfolio.

         Because of reductions in the front-end sales charge for purchases of Series A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Series A Shares. In any event, the Fund will not accept any purchase order for $1 million or more of Series B Shares. In addition, because the accumulated higher operating expenses of Series B Shares may eventually exceed the amount of the front-end sales charge and distribution fees associated with Series A Shares, investors who intend to hold their Investor Shares for an extended period of time should consider purchasing Series A Shares.

         Investors who would not qualify for a reduction in the front-end sales charge for purchases of Series A Shares may decide that it is more advantageous to have the entire purchase amount invested immediately in Series B Shares notwithstanding the higher operating expenses associated with Series B Shares. These higher operating expenses may be offset by any return an investor receives from the additional Investor Shares received as a result of not having to pay a front-end sales charge. However, investors should understand that the Portfolio's future return cannot be predicted, and that there is no assurance that such return, if any, would compensate for the higher operating expenses associated with Series B Shares.

PURCHASES OF SERIES A SHARES

         Series A Investor Shares are sold at their public offering price (i.e., net asset value of the Series A Shares plus the applicable front-end sales charge) next computed after a purchase order is received by the Fund's transfer agent. The following table shows sales charges at various investment levels. Sales charges are reduced on a graduated scale on single purchases of $50,000 or more. During special promotions, the entire sales charge may be reallowed to dealers. In addition, certain dealers who enter into an agreement to provide extra training and information on products, or marketing and related services, and who increase sales of Shares may also receive additional payments from the Distributor. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act.

                                                                                           Reallowance
                                                                                              for
                                                       Sales               Sales            Placement
                                                     Charge as           Charge as            fees
                                                     Percentage          Percentage         to dealers
                                                        of                  of              (as % of
 Amount of Transaction                                Offering             Net               Offering
   at Offering Price                                   Price            Asset Value           Price)
 ---------------------                              ----------          -----------        -----------
 Less than $50,000 . . . . . . . . . . . . . . .       4.50%               4.71%              4.00%

 $50,000 but less than $75,000 . . . . . . . . .       3.50                3.63               3.00

 $75,000 but less than $100,000  . . . . . . . .       3.00                3.09               2.50

 $100,000 but less than $250,000 . . . . . . . .       2.50                2.56               2.00

 $250,000 but less than $500,000 . . . . . . . .       1.50                1.52               1.25

 $500,000 but less than $1,000,000 . . . . . . .       1.00                1.01               0.75

 $1,000,000 but less than $2,000,000 . . . . . .       0.00                0.00               0.50*

 $2,000,000 and over . . . . . . . . . . . . . .       0.00                0.00               0.25*

* Placement fees the Distributor may pay to dealers, provided the aggregate of such fees (including placement fees described below payable to dealers in connection with investments of redemption proceeds from other investment companies) does not exceed the aggregate amount of front-end sales charges, net of dealer reallowances, on Fund shares subject to a front-end sales charge. Dealers must refund a pro-rata portion of such fee if the Series A Shares are redeemed within six months.

         The foregoing schedule of sales charges applies to purchases made at any one time by the following: (a) any individual; (b) any individual, his or her spouse, and their children under the age of 21; (c) a trustee or fiduciary of a single trust estate or single fiduciary account; or (d) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

         The sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate on purchases of Series A Investor Shares of the Portfolio aggregating less than $500,000 will be 1.00%. The above schedule will apply to purchases by those Qualified Plans of Series A Investor Shares of the Portfolio aggregating $500,000 and above. The effect of this policy is to make the sales load 1.00% for purchases by such Qualified Plans of Series A Investor Shares of the Portfolio aggregating less than $1,000,000, while no sales charge applies to purchases aggregating $1,000,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate on purchases of Series A Investor Shares of the Portfolio aggregating less than $100,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Series A Investor Shares aggregating $100,000 and above. The effect of this policy is to make the maximum sales load 2.50% for purchases of Series A Investor Shares of the Portfolio by Qualified Plans with less than 20 employees eligible to participate. Such Qualified Plans may take advantage of the lower sales charges set forth in the above schedule by purchasing Series A Investor Shares of the Portfolio aggregating $250,000 and above.


HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

REDEMPTION

         Shareholders may redeem for cash some or all of their Shares of the Portfolio at any time. To do so, a written request in proper form must be sent directly to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge that may be charged with respect to Series B Shares, there is no charge for a redemption. Shareholders may also place redemption requests through an Authorized Dealer, but the Authorized Dealer might charge a fee for this service.

         WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIO, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING SERIES A SHARES OR SERIES B SHARES. In the event a redeeming shareholder owns both Series A Shares and Series B Shares in the Portfolio, the Series A Shares will be redeemed first unless the shareholder indicates otherwise.

         Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding Series A Share certificates, the certificates for the Series A Shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

EXPEDITED REDEMPTIONS

         If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above in "How to Redeem Shares--Redemption." This privilege may not be used to redeem Series A Shares in certificated form.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If a shareholder is unable to contact the transfer agent by telephone, the shareholder may also deliver the redemption request to the transfer agent by mail at PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907.

         The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described under "How to Redeem Shares--Redemption") to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine. See "Investor Programs--Exchange Privilege" for a description of the Fund's policy on telephone instructions. For further information, see "How to Redeem Shares--Payment of Redemption Proceeds."

ACCOUNTS WITH LOW BALANCES

         The Fund reserves the right to redeem a shareholder's account in the Portfolio at any time the net asset value of the account in the Portfolio falls below the minimum initial investment requirement amount as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in the Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         The redemption price for Series A and Series B Shares of the Portfolio is the net asset value per share of the Series A and Series B Shares, respectively, of the Portfolio next determined after the request for redemption is received in proper form by The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Proceeds from the redemption of Series B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Payment for Shares redeemed is made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

INVESTOR PROGRAMS

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

         After appropriate authorization, a shareholder may exchange, without a sales charge, Series A Investor Shares and Series B Investor Shares of the Portfolio for Series A Investor Shares and Series B Investor Shares, respectively, of any other investment portfolio of the Fund at the net asset value of each class of shares next determined after the transfer agent's receipt of a request for an exchange. Series B Shares are exchangeable without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Series B Shares, the holding period of the Series B Shares originally held will be added to the holding period of the

Series B Shares acquired through the exchange. Series B Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. No exchange fee is imposed by the Fund. The public offering of Series B Investor Shares in certain investment portfolios of the Fund may not commence on the date of this Prospectus. Prospectuses for the other portfolios of the Fund and information on the availability of Series B Investor Shares of such portfolios can be obtained by calling the Fund's Distributor at (800) 422-6538.

         A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above in "How to Purchase Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Series A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Delaware call collect
(302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

         If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. In order to participate in the automatic investment program or establish a systematic withdrawal plan for the new account, however, an exchanging shareholder must file a specific written request. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to affected Portfolio shareholders. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR
BANK).

         In establishing a new account by exchange, the dollar value of shares acquired must equal or exceed the investment portfolio's minimum for a new account; if making an exchange to an existing account, the dollar value must equal or exceed the Fund's minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

AUTOMATIC INVESTING

         Investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. An initial minimum investment of $50 per Portfolio, and subsequent investments of at least $50, are required. Investors desiring to participate in the automatic investing program should call PFPC at (800) 441-7762 (in Delaware call collect
(302) 791-1194) to obtain the appropriate forms.

SYSTEMATIC WITHDRAWAL PLAN

         If your account in the Portfolio has a value of at least $10,000, you may establish a Systematic Withdrawal Plan with respect to the Portfolio and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to The PNC Fund c/o PFPC, P.O.
Box 8907, Wilmington, Delaware 19899-8907. Shareholders holding Series A Share certificates are not eligible to establish a Systematic Withdrawal Plan because Series A Share certificates must accompany all withdrawal requests. Each withdrawal redemption may, at the shareholder's election, be processed either monthly, every other month, quarterly, three times a year, semi-annually or annually on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) THE AMOUNT OF REGULAR PERIODIC PAYMENTS SPECIFIED BY HOLDERS OF SERIES B SHARES PURSUANT TO A SYSTEMATIC WITHDRAWAL PLAN WILL BE REDUCED BY ANY APPLICABLE DEFERRED SALES CHARGE. The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional Shares at net asset value. To provide funds for payment, Shares of the Portfolio will be redeemed in such amount as is necessary to make the payment. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for Federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

         The maintenance of a Systematic Withdrawal Plan for the Portfolio concurrently with purchases of additional Shares of the Portfolio may be disadvantageous because of the sales commission involved in the additional purchases. You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the Systematic Withdrawal Plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under Automatic Investing. THE MAINTENANCE OF A SYSTEMATIC WITHDRAWAL PLAN MAY ALSO BE DISADVANTAGEOUS FOR HOLDERS OF SERIES B SHARES DUE TO THE EFFECT OF THE CONTINGENT DEFERRED SALES CHARGE. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your Systematic Withdrawal Plan. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund with respect to the Portfolio and it will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to PFPC at least seven business days prior to the end of the month preceding a scheduled payment.

NET ASSET VALUE

--------------------------------------------------------------------------------

         The net asset value for each Series A Share and the Series B Share for the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to its Series A and Series B Shares, respectively, subtracting the liabilities allocable to its Series A and Series B Shares, respectively, and dividing by the respective total number of Series A and Series B Shares outstanding. The net asset values per Series A Share and per Series B Share of the Portfolio are determined independently of the Portfolio's other classes and independently of the Fund's other portfolios. Because the operating expenses of Series B Shares are higher than those associated with Series A Shares, the net asset value per Series A Share of the Portfolio will generally be higher than the net asset value per Series B Share of the Portfolio.

         Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

         The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

         The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Investor Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. The Portfolio's net investment income available for distribution to the holders of Series A Shares and Series B Shares will be reduced by the amount of other expenses allocated to such respective series of the Portfolio's Investor Shares, including fees payable under the Fund's Plan. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily as a dividend to investors who are Shareholders of the Portfolio at, and whose payment for Share purchases are available to the Portfolio in Federal funds by, the close of business on the day of declaration. The Portfolio will pay all such dividends within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

TAXES

--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         The Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." Investors in the Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum and environmental tax liability. Although they do not currently intend to do so, during normal market conditions the Portfolio may invest up to 20% of their respective net assets in such private activity bonds. Second, tax-exempt interest and "exempt interest dividends" derived from all other Municipal Obligations must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability from such private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" derived from all types of Municipal Obligations will be taken into account in determining the taxability of their benefit payments.

         The Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. Such percentages will apply uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

         An investor considering buying shares of the Portfolio on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

         A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. Generally, a shareholder may include sales charges incurred upon the purchase of Portfolio Shares in his tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of such Shares for Shares of another Portfolio within 90 days of the purchase and is able to reduce the sales charges applicable to the new Shares (by virtue of the Fund's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the same limitation) in the tax basis of the new Shares.

         Any loss upon the sale or exchange of shares of the Portfolio held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

         NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all dividends paid by the Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the Portfolio may represent taxable income.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

         The foregoing is only a summary of certain New Jersey tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.


DESCRIPTION OF SHARES

--------------------------------------------------------------------------------

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 109 classes (22 classes of "Series B Investor Shares" and 29 classes each of "Series A Investor Shares," "Service Shares" and "Institutional Shares") representing interests in the Fund's investment portfolios. This

Prospectus describes the New Jersey Tax-Free Income Portfolio, which is classified as a non-diversified company under the 1940 Act. For information regarding these other portfolios, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Distribution of Shares."

         Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the particular portfolio and is entitled to such dividends and distributions earned on such portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. Under the law of Massachusetts, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         Holders of Investor Shares bear the fees described under "Distribution of Shares" that are paid under the Fund's Plan. Similarly, holders of a Portfolio's Service Shares bear the expense of fees described in the prospectus for such shares that are paid under the Fund's Plan. Payments under the Plan with respect to Service Shares will cover expenses relating to the support services provided to beneficial owners of Service Shares by certain institutions. Such services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, institutions may provide one or more of the following services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and other similar services.
In consideration for payment of a service fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the institution and to customer inquiries concerning their investments in Service Shares; providing information periodically to customers showing their positions in Service Shares; and other similar shareholder liaison services. Institutional Shares bear no shareholder servicing or distribution fees. As a result of these different fees, the net asset value and the net yields on the Fund's Institutional Shares will generally be higher than those on the Fund's Service Shares, the net asset value and the net yields on the Fund's Service Shares will generally be higher than those on the Fund's Series A Investor Shares, and the net asset value and the net yields on the Fund's Series A Investor Shares will generally be higher than those on the Fund's Series B Investor Shares if payments by the Portfolios under the Plan are made at the maximum rates. Standardized total return and yield quotations will be computed separately for each class of Shares. Series A and Series B Investor Shares are exchangeable at the option of the holder for Series A and Series B Investor Shares, respectively, in the Fund's other investment portfolios. Series B Investor Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. Series A Investor Shares of the Portfolio are offered to the public at the net asset value per share plus a maximum sales charge of 4.50% of the offering price on single purchases of less than $50,000; the sales charge is reduced on a graduated scale on single purchases of $50,000 or more and certain exemptions from the sales charge may apply. The sales charge does not apply to exchanges of Series A Investor Shares among the Portfolios. Series B Investor Shares are subject to a maximum contingent deferred sales charge of 5.0%. The deferred sales charge decreases over time. Series B Investor Shares may be exchanged for Series B Investor Shares of another investment portfolio of the Fund without the payment of any deferred sales charge at the time the exchange is made. Because Service Shares and Institutional Shares are sold without a sales charge, holders of Service Shares and Institutional Shares have no such exchange privileges.

         On January 4, 1995, PNC Bank held of record approximately 80% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE RELATE PRIMARILY TO THE FUND'S INVESTOR SHARES AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES, POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES.

OTHER INFORMATION

--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent accountants.

Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907, toll-free (800) 422-6538.

PERFORMANCE INFORMATION

         From time to time, total return and yield data for Series A Shares and Series B Shares of the Portfolio may be quoted in advertisements or in communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares of the same series, and also reflects the maximum sales load charged by the Portfolio. When, however, the Portfolio compares the total return of Shares to that of other funds or relevant indexes, such total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

         The yield of Shares of the Portfolio is computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. The Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

         Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Shearson Lehman GMNA Index, the Shearson Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates and the Shearson Lehman Hutton Government Corporate Bond Index. Performance information may also include evaluations of the

Portfolio and its Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or returns of Series A Shares and Series B Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Service Organizations directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
 INFORMATION OR MAKE ANY REPRESENTATIONS NOT                                 The PNC Fund
 CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF
 ADDITIONAL INFORMATION INCORPORATED HEREIN BY                              The New Jersey
 REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY                      Tax-Free Income Fund
 THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH
 REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING
 BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.
 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY                            Investor
 THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION                             Class
 IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                  -------------------                    Prospectus

                   TABLE OF CONTENTS

                                                  Page
                                                  ----
 Introduction  . . . . . . . . . . . . . . . . . . .
 Financial Highlights  . . . . . . . . . . . . . . .        ___________ ,   ___
 Investment Policies . . . . . . . . . . . . . . . .
 Investment Limitations  . . . . . . . . . . . . . .
 Management  . . . . . . . . . . . . . . . . . . . .
 Distribution of Shares  . . . . . . . . . . . . . .
 Shareholder Servicing . . . . . . . . . . . . . . .
 How to Purchase Shares  . . . . . . . . . . . . . .
 How to Redeem Shares  . . . . . . . . . . . . . . .
 Investor Programs . . . . . . . . . . . . . . . . .
 Net Asset Value . . . . . . . . . . . . . . . . . .
 Dividends and Distributions . . . . . . . . . . . .
 Taxes . . . . . . . . . . . . . . . . . . . . . . .
 Description of Shares . . . . . . . . . . . . . . .
 Other Information . . . . . . . . . . . . . . . . .


INVESTMENT ADVISER
PNC Asset Management Group, Inc.
Philadelphia, Pennsylvania

SUB-ADVISER
BlackRock Financial Management Inc.
New York, New York

CO-ADMINISTRATOR
PNC Mutual Fund Company
New York, New York

CO-ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

CO-ADMINISTRATOR AND DISTRIBUTOR
Provident Distributors, Inc.
Radnor, Pennsylvania

COUNSEL
Drinker Biddle & Reath
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
Philadelphia, Pennsylvania

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                THE PNC(R) FUND


                      STATEMENT OF ADDITIONAL INFORMATION

                      NEW JERSEY TAX-FREE INCOME PORTFOLIO


         This Statement of Additional Information provides supplementary information pertaining to shares ("Shares") representing interests in the New Jersey Tax-Free Income Portfolio (the "Portfolio") of The PNC Fund (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated ____________, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated ____________. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                  CONTENTS

                                                                                    Page
                                                                                    ----
THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS . . . . . . . . . . . . . . . . . . . .
PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . . .
VALUATION OF PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .
TAXES     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
ADDITIONAL INFORMATION CONCERNING SHARES  . . . . . . . . . . . . . . . . . . .
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      A-1


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE FUND

         The Fund was organized on December 22, 1988 as a Massachusetts business trust. The Portfolio originally commenced operations on July 1, 1991 as the New Jersey Municipal Bond Fund (the "Predecessor Portfolio"), a separate investment portfolio of The Compass Capital Group of Funds, which was organized as a Massachusetts business trust. On ______________, 1995 the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

         The Fund also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the distributor at the telephone number stated on the cover page of this Statement of Additional Information.


                              INVESTMENT POLICIES

         The following supplements information contained in the Prospectus concerning the Portfolio's investment policies. A description of applicable credit ratings is set forth in Appendix A hereto. The information below relates only to the Portfolio.

ADDITIONAL INFORMATION ON THE PORTFOLIO'S INVESTMENTS.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate.
Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account cash, U.S. Government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Portfolio can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Portfolio, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

         MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolio may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         LEASE OBLIGATIONS. The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").


         The sub-adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option. In determining whether a lease obligation is liquid, the sub-adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

         Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Portfolio's operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. Any income derived from the Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, the Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or "Prime-1" by Moody's Investor Services, Inc. ("Moody's") or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively.
These ratings symbols are described in Appendix A. Commercial paper purchasable by the Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with whom the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. The Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities to ensure that the value is not less than the repurchase price. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

         INVESTMENT GRADE DEBT OBLIGATIONS. The Portfolio may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When the Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Portfolio expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets absent unusual market conditions.

         The Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

         When the Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         When the Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Portfolio may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

         Successful use of futures by the Portfolio is also subject to the adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by the Portfolio involves the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the adviser's or sub-adviser's opinion, present minimal credit risks. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         TAX-EXEMPT DERIVATIVES. The Portfolio may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Portfolio may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Portfolio nor its investment adviser or sub-adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

         SECURITIES LENDING. The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Portfolio in connection with such loans would be invested in short-term U.S. Government obligations.

         YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS. The concentration of investments in New Jersey Municipal Obligations by the Portfolio raises special investment considerations. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1992 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of $773 million in public employer contributions to the State and annual savings to the State of approximately $226 million for fiscal 1993 and thereafter; (ii) in June 1990, the State Supreme Court held the State's public school funding mechanism unconstitutional; legislation which was enacted to establish a new funding system has also been challenged; (iii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iv) a lawsuit filed in the United States District Court in 1990 alleges that the State Department of Human Services has established unreasonably low Medicaid payment rates for long-term care facilities; (v) a number of taxpayers are seeking refunds of taxes paid to the Spill

Compensation Fund, on the grounds, inter alia, that the State law is preempted by the Federal Superfund legislation; (vi) the 1990 Fair Automobile Insurance Reform Act has been challenged in several State court suits, including provisions in the Act dealing with the premium tax surtax which was intended to raise $300 million in 1993; (vii) a suit was filed in 1991 seeking to impose directly on the State the responsibility for funding the State's judicial system, which has been primarily funded by the counties; (viii) several union welfare benefit plans are challenging the State's hospital rate-setting system in a suit filed in United States District Court; the Court held in 1992 that certain provisions of the State system are preempted by Federal law; and (ix) the method by which various State agencies reduced their personnel has been challenged and the case is pending before the State Supreme Court.

ADDITIONAL INVESTMENT LIMITATIONS.

         In addition to the investment limitations disclosed in the Prospectus, the Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to the Portfolio only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

         The Portfolio may not:

                 1. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                 2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

                 3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                 4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.
                 5. Purchase securities of companies for the purpose of exercising control.

                 6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Portfolio's transactions in futures contracts and related options or the Portfolio's sale of securities short against the box, and (b) the Portfolio may obtain short-term credit as may be necessary for the clearance or purchases and sales of portfolio securities.

                 7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

                 8. Make loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.


                             TRUSTEES AND OFFICERS

         The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:


                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS          POSITION WITH FUND       DURING PAST FIVE YEARS
----------------          ------------------       ----------------------
Philip E. Coldwell          Trustee                Economic Consultant;
Coldwell Financial                                 Chairman, Coldwell
Consultants                                        Financial Consultants;
3330 Southwestern Blvd.                            Director, Maxus Energy
Dallas, TX  75225                                  Corporation (energy
Age: 72                                            products) from 1989 to
                                                   1993; Director or Trustee of
                                                   Temporary Investment Fund,
                                                   Inc., Trust for Federal
                                                   Securities, and Municipal
                                                   Fund for Temporary
                                                   Investment.


Robert R. Fortune                 Trustee          Financial consultant;
2920 Ritter Lane                                   Chairman, President and
Allentown, PA  18104                               Chief Executive Officer,
Age: 78                                            Associated Electric & Gas
                                                   Insurance Services
                                                   Limited from 1984 to 1993;
                                                   Member of the Financial
                                                   Executives Institute and
                                                   American Institute of
                                                   Certified Public Accountants;
                                                   Director, Trustee or Managing
                                                   General Partner of a number
                                                   of investment companies
                                                   advised by PIMC; Director,
                                                   Prudential Utility Fund,
                                                   Inc., Prudential Structured
                                                   Maturity Fund, Inc. and
                                                   Prudential IncomeVertible
                                                   Fund, Inc.


Rodney D. Johnson                 Trustee          President, Fairmount
Fairmont Capital                                   Capital Advisors, Inc.
Advisers, Inc.                                     (financial advisers)
1435 Walnut Street                                 since 1987; Treasurer,
Philadelphia, PA  19102                            North Philadelphia Health
Age: 53                                            System (formerly Girard
                                                   Medical Center) from 1988 to
                                                   1992; Member, Board of
                                                   Education, School District of
                                                   Philadelphia, 1983 to 1988;
                                                   Treasurer, Cascade Aphasia
                                                   Center, 1984 to 1988;
                                                   Director or Trustee of
                                                   Temporary Investment Fund,
                                                   Inc., Trust for Federal
                                                   Securities, Municipal Fund
                                                   for Temporary Investment,
                                                   Municipal Fund for California
                                                   Investors, Inc. and Municipal
                                                   Fund for New York Investors,
                                                   Inc.

G. Willing Pepper(1)              Chairman of      Retired; Chairman of the
128 Springton                      the Board       Board, Specialty
 Lake Road                        and President    Composites Corporation
Media, PA 19063                                    until May 1984;
Age: 86                                            Chairman of the Board,
                                                   The Institute for Cancer
                                                   Research until 1979;
                                                   Director, Philadelphia
                                                   National Bank until 1978;
                                                   President, Scott Paper
                                                   Company from 1971 to 1973;
                                                   Director, Marmon Group, Inc.
                                                   until April 1986; Director,
                                                   Trustee or Managing General
                                                   Partner of a number of
                                                   investment companies advised
                                                   by PIMC.




Anthony M. Santomero              Trustee          Deputy Dean from
310 Keithwood Road                                 1990 to 1994, Richard
Wynnewood, PA  19096                               K. Mellon Professor
Age: 48                                            of Finance since April
                                                   1984, and Dean's Advisory
                                                   Council Member since July
                                                   1984, The Wharton School,
                                                   University of Pennsylvania;
                                                   Associate Editor, Journal of
                                                   Banking and Finance since
                                                   June 1978; Associate Editor,
                                                   Journal of Economics and
                                                   Business since October 1979;
                                                   Associate Editor, Journal of
                                                   Money, Credit and Banking
                                                   since January 1980; Research
                                                   Associate, New York
                                                   University Center for
                                                   Japan-U.S. Business and
                                                   Economic Studies since July
                                                   1989; Editorial Advisory
                                                   Board,





--------------------
1.This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.


                                                   Open Economics Review
                                                   since November 1990;
                                                   Director, The Zweig Fund and
                                                   The Zweig Total Return Fund;
                                                   Director or Trustee of
                                                   Temporary Investment Fund,
                                                   Inc., Trust for Federal
                                                   Securities, Municipal Fund
                                                   for Temporary Investment, and
                                                   Municipal Fund for California
                                                   Investors, Inc.

David R. Wilmerding, Jr.          Vice-Chairman    President, Gates,
One Aldwyn Center                 of the Board     Wilmerding, Carper &
Villanova, PA  19085                               Rawlings, Inc.
Age: 60                                            (investment advisers)
                                                   since February 1989;
                                                   Director, Beaver
                                                   Management Corporation; Until
                                                   September 1988, President,
                                                   Treasurer and Trustee, The
                                                   Mutual Assurance Company;
                                                   Until September 1988,
                                                   Chairman, President Treasurer
                                                   and Director, The Green Tree
                                                   Insurance Company (a
                                                   wholly-owned subsidiary of
                                                   The Mutual Assurance
                                                   Company); Until September
                                                   1988, Director, Keystone
                                                   State Life Insurance Company;
                                                   Director, Trustee or Managing
                                                   General Partner of a number
                                                   of investment companies
                                                   advised by PIMC.

Edward J. Roach                   Treasurer        Certified Public
400 Bellevue Parkway              and Vice-        Accountant; Partner of
Suite 100                         President        the accounting firm of
Wilmington, DE  19809                              Main Hurdman until 1981;
Age: 71                                            Vice Chairman of the
                                                   Board, Fox Chase Cancer
                                                   Center; Trustee Emeritus,
                                                   Pennsylvania School for the
                                                   Deaf; Trustee Emeritus,
                                                   Immaculata


                                                   College; President, Vice
                                                   President and/or Treasurer of
                                                   a number of investment
                                                   companies advised by PIMC.

Morgan R. Jones                   Secretary        Partner in the law
Philadelphia National                              firm of Drinker Biddle &
  Bank Building                                    Reath, Philadelphia,
1345 Chestnut Street                               Pennsylvania.
Philadelphia, PA 19107-3496
Age: 55

         The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Provident Distributors, Inc. ("PDI" or the "Distributor") $5,500 annually and $500 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting (subject to a cap of $6,000 per year for such meeting fees), and pays the Chairman an additional $5,000 annually. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, Provident Capital Management, Inc. ("PCM"), PNC Bank, National Association ("PNC Bank"), BlackRock Financial Management Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. (formerly, MFD Group, Inc.) ("PDI" and, collectively with PMFCO, PFPC, the "Administrators") or the Distributor currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

         The table below sets forth the compensation actually received from the Fund Complex of which the Portfolio is a part by the trustees for the period ended September 30, 1995:



                                                        Pension or                                      Total Compensation
                                  Aggregate             Retirement Benefits     Estimated Annual        from Registrant and
  Name of Person,                 Compensation from     Accrued as Part of      Benefits upon           Fund Complex(1) Paid
  Position                        Registrant            Fund Expenses           Retirement              to Trustees
  ---------------                 ----------           --------------           ----------              -----------
  Philip E. Coldwell, Trustee       $_____                       n/a                 n/a                (3)(2)  $_____

  Robert R. Fortune, Trustee        $_____                       n/a                 n/a                (4)(2)  $_____

  Rodney D. Johnson, Trustee        $_____                       n/a                 n/a                (5)(2)  $_____

  G. Willing Pepper, Chairman       $_____                       n/a                 n/a                (6)(2)  $_____
  of the Board and President

  Anthony M. Santomero,             $_____                       n/a                 n/a                (4)(2)  $_____
  Trustee

  David R. Wilmerding, Jr.,         $_____                       n/a                 n/a                (5)(2)  $_____
  Trustee


         SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or





--------------------
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.

some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

         The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

         ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by PAMG and BlackRock and the fees received by each of them for such services are described in the Prospectus. As stated in the Prospectus, PIMC may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses. In addition, if the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of the Fund, there were no state expense limitations more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1 1/2% of average annual net assets in excess of $100 million.

         PAMG renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement. BlackRock renders sub-advisory services to the Portfolio pursuant to a Sub-Advisory Agreement. The Advisory and Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

         Under the Advisory Contracts, PAMG and BlackRock are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PAMG or BlackRock in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts is terminable as to the Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to PAMG or BlackRock, as the case may be. PAMG or BlackRock may also terminate their advisory relationship with respect to the Portfolio, on 60 days' written notice to the Fund. Each of the Advisory Contracts terminates automatically in the event of its assignment.

         The Predecessor Portfolio was advised by Midlantic Bank, N.A. For the fiscal years ended February 28, 1995, 1994 and 1993, the Predecessor Portfolio paid $607,485, $159,582 and $37,159, respectively, in investment advisory fees to Midlantic Bank, N.A. pursuant to the prior advisory agreement. In addition, during the fiscal years ended February 28, 1995, 1994 and 1993, MidLantic Bank, N.A. waived $2,451, $318,099 and $100,403, respectively, in investment advisory fees.

         ADMINISTRATION AGREEMENTS. The Fund has entered into a Co-Administration Agreement with PMFCO and a separate Administration Agreement with PFPC and PDI (the "Administration Agreement"). The Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

         The Administration Agreements provide that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

         The Predecessor Portfolio received administrative services from SEI Financial Management Corporation ("SEI"). During the fiscal years ended February 28, 1995, 1994 and 1993, the Predecessor Portfolio paid $105,029, $79,454 and $15,884, respectively, in administrative fees to SEI pursuant to the prior administration agreement. In addition, during the fiscal years ended February 28, 1995, 1994 and 1993, SEI waived $77,951, $63,850 and $25,385, respectively, in administrative fees.

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio,
(iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company and Barclays Bank PLC serve as the Fund's sub-custodians.

         For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in the Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to

Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for the Portfolio, plus disbursements.

         DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

         The Distributor and PMFCO are entitled to payments by each class of Series A Investor Shares and Series B Investor Shares. The Fund's Amended and Restated Distribution and Service Plan ("the Plan") provide, among other things, that: (i) the Distributor shall submit quarterly reports to the Board of Trustees regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees;
(iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan ("12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class; and
(v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of such non-interested trustees.

         The Plan is terminable as to any class of Shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such respective classes. Similarly, any agreement entered into pursuant to the Plan with a Service Organization is terminable as to a class without penalty, at any time, by the Fund or by the Service Organization upon written notice to the other. Each such agreement will terminate automatically in the event of its assignment.

         Amounts payable under the Plan may be used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Shares.

         Service Organizations and other broker/dealers receive commissions for selling Series B Shares, which are paid at the time of the sale. These commissions approximate the commissions payable with respect to sales of Series A Shares. A portion of the fees payable under the Plan (at an annual rate of .75% of the average daily net asset value of the Portfolio's outstanding Series B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Series B Shares are redeemed prior to the expiration of the six year period, after which Series B Shares automatically convert to Series A Shares. To provide funds for the payment of up-front sales commissions, the Distributor has entered into an agreement with PNC Investment Corp. ("PNCIC"), an affiliate of the Fund's adviser, which provides funds for the payment of commissions and other fees payable to Service Organizations and broker/dealers who sell Series B Shares. Under the terms of that agreement, the Distributor has sold and assigned to PNCIC the fees which may be payable from time to time to the Distributor under the Series B Distribution Plan and the contingent deferred sales charges payable to the Distributor with respect to Series B Shares.

         Service Organizations may charge their clients additional fees for account services.

         As stated in the Prospectus, the Fund intends the Portfolio to enter into service agreements with institutions pursuant to which institutions will render certain support services to their customers who are the beneficial owners ("Customers") of Shares other than Institutional Shares. Such services will be provided to Customers who are the beneficial owners of Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Shares owned beneficially by their Customers, institutions may provide one or more of the following services to such Customers: processing purchase and redemption requests from Customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of Customers; providing sub-accounting with respect to Shares beneficially owned by Customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of a service fee, on an annualized basis, of up to a separate .15% (.25% for Series A and Series B Investor Shares) of the average daily net asset value of Shares owned beneficially by their Customers, institutions may provide one or more of these additional services to such Customers: responding to Customer inquiries relating to the services performed by the institution and to Customer inquiries concerning their investments in Shares; providing information periodically to Customers showing their positions in Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Shares should read the Prospectus in light of the terms and fees governing their accounts with institutions.

                             PORTFOLIO TRANSACTIONS

         In executing portfolio transactions, the adviser and sub-adviser seek to obtain the best price and execution for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-adviser generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

         The Portfolio has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-adviser under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

         For the fiscal years ended February 28, 1995, 1994 and 1993, the Predecessor Portfolio paid no brokerage commissions.

         Over-the-counter issues, including U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions involving money market instruments. In seeking to implement this policy of the Portfolio, the adviser and sub-adviser will effect transactions involving money market instruments with those dealers they believe provide the most favorable prices and are capable of providing efficient executions.

         The adviser or sub-adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by the adviser or sub-adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PAMG, BlackRock, PNC Bank, PCM, PEAC, the Administrators,

Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PAMG, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. For the fiscal years ended February 28, 1995 and 1994, the portfolio turnover rates for the Predecessor Portfolio were 28% and 12%, respectively.

         The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1994, the following Portfolios held the following securities: (a) Money Market
Portfolio: variable rate obligations of Goldman Sachs Group L.P., Lehman Brothers Holdings, Inc. and Morgan Stanley Group in the principal amounts of $47,000,000, $50,000,000 and $29,998,328, respectively; medium-term note of
Morgan Stanley Group in the principal amount of $15,000,000; and repurchase agreements with Kidder, Peabody & Co., Morgan Stanley & Co. and PaineWebber Group in the principal amounts of $100,000,000, $65,000,000 and $10,000,000, respectively; (b) Government Money Market Portfolio: repurchase agreements with Kidder, Peabody & Co. and Morgan Stanley & Co. in the principal amounts of $9,058,000 and $70,000,000, respectively; (c) Managed Income Portfolio: corporate bonds and variable rate obligations of Morgan Stanley Group in the principal amounts of $4,925,000 and $10,000,000, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $3,730,680; (d) Short-Term Bond Portfolio: corporate bonds of Lehman Brothers, Inc. and Merrill Lynch Co., Inc. in the principal amounts of $992,500 and $956,250, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $932,670; Intermediate-Term Bond Portfolio: corporate bonds of Lehman Brothers Holdings, Inc. in the principal amount of $975,000; and Index Equity Portfolio: common stock of Merrill Lynch & Co., Inc. and Salomon, Inc. in the principal amounts of $380,875 and $280,450, respectively.

                      PURCHASE AND REDEMPTION INFORMATION

         COMPUTATION OF PUBLIC OFFERING PRICE FOR SERIES A INVESTOR SHARES OF THE PORTFOLIO. An illustration of the computation of the public offering price per Series A Investor Share of the Portfolio, based on the value of the Predecessor Portfolio's net assets as of February 28, 1995 follows:


                                                    NEW JERSEY
                                                    TAX-FREE
                                                    INCOME
                                                    PORTFOLIO
                                                    ---------
Net Assets . . . . . . . . . . . . . . . . . . . . $96,895,646
Outstanding
 Shares. . . . . . . . . . . . . . . . . . . . . .   8,857,006
                                                    ==========

Net Asset Value
 Per Share . . . . . . . . . . . . . . . . . . . . $     10.94
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share). . . . . . . . . . . . . . . . . $      0.52
                                                    ----------

Offering to Public . . . . . . . . . . . . . . . . $     11.46
                                                    ==========


         Series B Investor Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received. Series B Investor Shares of the Portfolio are subject to a contingent deferred sales charge which is payable on redemption of such Series B Investor Shares.

         Service and Institutional Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received.

         EXCHANGE PRIVILEGE.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

         A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Series A Investor Shares and Series B Investor Shares, respectively, of the Portfolio.

         INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Series A Shares of the Portfolio at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectus. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

          i)     any Portfolio of the Fund; and

         ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

                 a) that company and the Fund have a common investment adviser or distributor; or

                 b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.

         MISCELLANEOUS. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

         Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.


                       VALUATION OF PORTFOLIO SECURITIES

         In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

                            PERFORMANCE INFORMATION

         TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements or in communications to shareholders, performance may be stated in terms of total return. The total return for each class of the Portfolio will be calculated independently of the other classes within the Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:
                                         1/n
                                     ERV
                             T =  [(-----)  - 1]
                                      P

                 Where:      T =  average annual total return.

                           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                             P =  hypothetical initial payment of $1,000.

                             n =  period covered by the computation,
                                  expressed in terms of years.

         In calculating the ending redeemable value for Series A Investor Shares of the Portfolio, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Series B Investor Shares of the Portfolio, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

         The Predecessor Portfolio offered and sold only one class of shares. Based on the foregoing calculation, the average annual total return for the Predecessor Portfolio for periods ended February 28, 1995 were as follows:

                                                   Average Annual Total Return
                                                   ---------------------------
                                 For the Year      For the 5
                                     ended        years ended      Since commencement of
  Portfolio                         2/28/95         2/28/95            operations(1)
  ---------                         -------         -------            -------------
  Predecessor Portfolio             (2.31)%           N/A                  6.47%

-------------------------------
         (1)     Commenced operations on July 1, 1991.

         Each class of the Portfolio may also from time to time include in advertisements and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of the Portfolio's shares with other performance measures. For example, in comparing the total return of the Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Lehman Brothers Government Corporate Bond Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Portfolio does not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end or deferred sales charges, respectively, charged to purchasers of Series A and Series B Investor Shares, respectively. The Series A and Series B Investor classes of the Portfolio will, however, disclose the maximum applicable sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

         YIELD. The Portfolio may advertise its yield on its Service, Series A Investor, Series B Investor and Institutional Shares. Under the rules of the SEC, the Portfolio must calculate yield using the following formula:

                             a-b     6
                 YIELD = 2[(----- +1)  - 1]
                             cd

                 Where:   a =     dividends and interest earned during the
                                  period.

                          b = expenses accrued for the period (net of reimbursements).

                          c =     the average daily number of shares
                                  outstanding during the period that were
                                  entitled to receive dividends.

                          d = the maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Series A Investor Shares of the Portfolio, the Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently 4.50% of the per share offering price.

         The Portfolio may advertise the tax-equivalent yield for its shares of a specified class. Under the rules of the SEC, the Portfolio must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

         The annualized yield information for the 30-day period ended February 28, 1995 for the Predecessor Portfolio was as follows:


                                            Tax-Equivalent Yield
                                            (assumes a Federal income
  Portfolio                   Yield         tax rate of 28%)
  ---------                   -----         -------------------
  Predecessor Portfolio       4.40%               7.29%

         OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-free investing. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in the Portfolio.





                            [CHART TO BE TAPED HERE]

         The Portfolio may illustrate in advertising or sales literature the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Table 2 shows New Jersey shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Portfolio. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Portfolio, which may be higher or lower than the yields shown.

TABLE 1



                                          Federal                               TAX-EXEMPT YIELD
            1995 Taxable                 Marginal
           Income Bracket                Tax Rate*    3.0%       3.5%        4.0%         4.5%         5.0%        5.5%      6.0%
------------------------------------------------------------------------------------------------------------------------------------

  Single Return         Joint Return
$     0 - $23,350     $     0 - $39,000     15.0%    3.529%     4.118%      4.706%       5.294%       5.882%     6.471%      7.059%
$23,351 - $56,550     $39,001 - $94,250     28.0%    4.167%     4.861%      5.556%       6.250%       6.944%     7.639%      8.333%
$56,551 -$117,950     $94,251 -$143,600     31.0%    4.348%     5.072%      5.797%       6.522%       7.246%     7.971%      8.696%
$117,951-$256,500     $143,601-$256,500     36.0%    4.688%     5.469%      6.250%       7.031%       7.812%     8.594%      9.375%
    Over $256,500         Over $256,500     39.6%    4.967%     5.795%      6.623%       7.450%       8.278%     9.106%      9.934%




*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of a threshold amount of approximately $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is estimated to be from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 2

                                         Approximate
                                           Combined
                                           Federal
                     Federal      NJ        and NJ                           Tax-Exempt Yield
   1995 Taxable     Marginal   Marginal  Marginal Tax
 Income Bracket*    Tax Rate   Tax Rate      Rate     3.0%    3.5%     4.0%    4.5%     5.0%    5.5%     6.0%     6.5%      7.0%
 ---------------    --------   --------      ----     ----    ----     ----    ----     ----    ----     ----     ----      ----
  Single Return                                                 Taxable Yield - Single Return
  -------------
        0 - 20,000   15.0%      1.700%    16.445%    3.590%  4.189%   4.787%  5.386%   5.984%  6.582%   7.181%    7.779%    8.378%

   20,001 - 23,350   15.0%      2.125%    16.806%    3.606%  4.207%   4.808%  5.409%   6.010%  6.611%   7.212%    7.813%    8.414%

   23,251 - 35,000   28.0%      2.125%    29.530%    4.257%  4.967%   5.676%  6.386%   7.095%  7.805%   8.514%    9.224%    9.933%

   35,001 - 40,000   28.0%      4.250%    31.060%    4.352%  5.077%   5.802%  6.527%   7.253%  7.978%   8.703%    9.428%   10.154%

   40,001 - 56,550   28.0%      6.013%    32.329%    4.433%  5.172%   5.911%  6.650%   7.389%  8.128%   8.866%    9.605%   10.344%

   56,551 - 75,000   31.0%      6.013%    35.149%    4.626%  5.397%   6.168%  6.939%   7.710%  8.481%   9.252%   10.023%   10.794%

  75,001 - 117,950   31.0%      6.580%    35.540%    4.654%  5.430%   6.205%  6.981%   7.757%  8.532%   9.308%   10.084    10.859%

 117,951 - 256,500   36.0%      6.580%    40.211%    5.018%  5.854%   6.690%  7.526%   8.363%  9.199%  10.035%   10.872%   11.708%

      OVER 256,500   39.6%      6.580%    43.574%    5.317%  6.203%   7.089%  7.975%   8.861%  9.747%  10.633%   11.520%   12.406%

  Joint Return                                                   Taxable Yield - Joint Return
  ------------
       0 - 20,000    15.0%      1.700%    16.445%    3.590%  4.189%   4.787%  5.386%   5.984%  6.582%   7.181%    7.779%    8.378%

  20,001 - 39,000    15.0%      2.125%    16.806%    3.606%  4.207%   4.808%  5.409%   6.010%  6.611%   7.212%    7.813%    8.414%

  39,001 - 50,000    28.0%      2.125%    29.530%    4.257%  4.967%   5.676%  6.386%   7.095%  7.805%   8.514%    9.224%    9.933%

  50,001 - 70,000    28.0%      2.975%    30.142%    4.294%  5.010%   5.726%  6.442%   7.157%  7.873%   8.589%    9.305%   10.020%

  70,001 - 80,000    28.0%      4.250%    31.060%    4.352%  5.077%   5.802%  6.527%   7.253%  7.978%   8.703%    9.428%   10.154%

  80,001 - 94,250    28.0%      6.013%    32.329%    4.433%  5.172%   5.911%  6.650%   7.389%  8.128%   8.866%    9.605%   10.344%

 94,251 - 143,600    31.0%      6.013%    35.149%    4.626%  5.397%   6.168%  6.939%   7.710%  8.481%   9.252%   10.023%   10.794%

143,601 - 150,000    36.0%      6.013%    39.848%    4.987%  5.819%   6.650%  7.481%   8.312%  9.144%   9.975%   10.806    11.637%

150,001 - 256,500    36.0%      6.580%    40.211%    5.018%  5.854%   6.690%  7.526%   8.363%  9.199%  10.035%   10.872%   11.708%

     OVER 256,500    39.6%      6.580%    43.574%    5.317%  6.203%   7.089%  7.975%   8.861%  9.747%  10.633%   11.520%   12.406%

* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201, and for married taxpayers filing a joint return the range is from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

         MISCELLANEOUS. Yields on shares of the Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Authorized Dealers, Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolio.

         The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in the Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of the Portfolio's adviser and/or sub-adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Portfolio. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                     TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including securities and forward foreign currency exchange contracts, but only to the extent that such contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to the Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by the Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

         The Portfolio is designed to provide investors with tax-exempt interest income. Shares of the Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Portfolio may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related person" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Portfolio to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of the Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rates of 26% and 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In addition, exempt interest dividends paid to corporate taxpayers may in these two circumstances be subject to tax under the environmental tax under Section 59A of the Code, which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporate taxpayer over $2 million for taxable years beginning before January 1996. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

         If the Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of the Portfolio.

         Distributions of investment company taxable income will be taxable (other than interest on tax-exempt Municipal Obligations held by the Portfolio) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Portfolio may purchase securities that do not bear tax-exempt interest.
Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

         The Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

         Generally, futures contracts held by the Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

Options on futures contracts generally receive Federal tax treatment similar to that described above.

         Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolio, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue

Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolio each year.

         The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                    ADDITIONAL INFORMATION CONCERNING SHARES

         Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                                 MISCELLANEOUS

         COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel.

         INDEPENDENT ACCOUNTANTS. Coopers & Lybrand, L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

         FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on September 29, 1995 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio was as follows:

Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 6.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.1%; Government Money Market Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 76.5%; PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 5.0%; Municipal Money Market Portfolio: PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 12.1%; PNC Bank Ohio, 201 E. Fifth St., Cincinnati, OH 45202, 8.1%; PNC Bank, Saxon and Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 73.1%; Ohio Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 26.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 58.9%; North Carolina Municipal Money

Market Portfolio: Branch Banking & Trust Company, P.O. Box 1847, Wilson, N.C. 27893, 5.6%; Centura Bank, P.O. Box 1220, Rocky Mount, NC 27802, 13.1%; United Carolina Bank Whiteville, P.O. Drawer 632, Whiteville, NC 28472, 22.3%; First Charter National Bank, P.O. Box 228, Concord, NC 28926, 13.1%; McWood & Co., First Citizens Bank, P.O. Box 29522, Raleigh, NC 27626, 13.0%; North Carolina Trust Co., 301 North Elm St., Greensboro, NC 27402, 17.0%; Pennsylvania Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.3%;
Virginia Municipal Money Market Portfolio: Oldom & Co., First Virginia Bank Inc., 6400 Arlington Blvd., Falls Church, VA 22042, 77.4%; Warritrust & Company, F&M Bank, P.O. Box 93, Warrenton, VA 22186, 5.8%; Piedmont Company, Piedmont Trust Bank, P.O. Box 4751, Martinsville, VA 24115, 9.9%; Managed Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.3; Tax-Free Income Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 15.5%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 41.5%; Ohio Tax-Free Income Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 32.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.6%; Pennsylvania Tax-Free Income: BHC Securities, 100 N. 20th St., Phila., PA 19103, 46.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 24.9%;
Intermediate Government Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.2%; Short-Term Bond Portfolio: Medical Practice Account, 1020 Walnut St., Phila., PA 19107, 14.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 83.7%; Intermediate-Term Bond Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.9%; Government Income Portfolio:
BHC Securities, 100 N. 20th St., Phila., PA 19103, 20.3%; International Emerging Markets Portfolio: First Charter National Bank, P.O. Box 228, Concord, NC 28026, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 88.7%; Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 96.4%; Index Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.5%; Small Cap Value Equity Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 5.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 81.6%; International Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.6%; Balanced Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 24.9%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.5%; Value Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.1%; Small Cap Growth Equity
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 90.1%; and Core Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 98.1%.

         On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United

States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

         BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PAMG, BlackRock, PCM, PEAC, PMFCO, PFPC and PNC Bank are subject to such banking laws and regulations.

         PAMG, BlackRock, PCM, PEAC, PMFCO, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

         SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

         THE FUND'S NAME. PNC Bank Corp. is the owner of the registered service mark "PNC." The Fund has entered into a licensing agreement with respect to its non-exclusive use of

"PNC," under which it has agreed not to claim any interest to the name "PNC" except under the agreement. The license will terminate if it is breached by the Fund or if neither PAMG nor any of PNC Bank Corp.'s affiliates continues as the investment adviser or manager of the Fund.


                              FINANCIAL STATEMENTS

         The unaudited financial statements for the Predecessor Portfolio contained in its Semi-Annual Report to Shareholders dated August 31, 1995 and the audited financial statements for the Predecessor Portfolio contained in its Annual Report to Shareholders dated February 28, 1995 are incorporated by reference in this Statement of Additional Information. No other parts of the Semi-Annual Report or the Annual Report are incorporated by reference herein. Additional copies of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

Dear Shareholder:

We are pleased to present the Seventh Annual Report of the Compass Funds. The year was both challenging and exciting as we continued to enhance the Compass Fund Family for you, our shareholders. The Balanced Fund, which commenced operations during the year, has grown rapidly and recently achieved the necessary asset level to be reported in major newspapers throughout the country.

This has been a difficult period for both the stock and bond markets due to a number of events such as rising interest rates in the United States, the earthquake tragedy in Kobe, Japan, the peso devaluation in Mexico and finally the bankruptcy of the Barings Bank in England. We are proud to report that 11 of 15 Compass Funds which have been in operation for the full year have outperformed the median mutual fund in their respective categories for the year ended February 28, 1995 as reported by Lipper Analytical Services. In addition, four Compass Funds performed in the top quartile.

Our new transfer agent (State Street Bank and Trust Company) was introduced during the year, enabling the funds to implement the latest technology for shareholder services and client statements.

ECONOMIC COMMENT

Domestically, economic growth continued to accelerate during the past 12 months as the Gross Domestic Product advanced by a robust 4%. This growth was accomplished during a period when inflation continued to show no signs of accelerating, as the Consumer Price Index increased by a modest 2.7%. The Federal Reserve's interest rate hikes beginning last February no doubt helped to contain inflationary pressures, while allowing the economy to expand above trendline growth.

Recent economic statistics indicate a slowing trend. In December, retail sales showed a surprising decline of .1%; housing starts, a key component to economic activity, reported a decline of 9.8% during the month of January. The unemployment rate rose to a higher than expected 5.7% of the workforce, and inventory buildup is becoming increasingly evident in the auto and retail industries. We do expect GDP growth to average 3% or less during 1995, with most of the gains coming during the first half of the year as higher interest rates finally take hold and slow economic activity.

Another major factor that potentially could cause the U.S. economy to moderate is Mexico. Ten percent of U.S. exports flow to Mexico. The recent liquidity crisis causing the Mexican Government to devalue the peso will make it virtually impossible to have a normal trading relationship with this important partner. With 700,000 U.S. jobs tied to the Mexican economy, the Clinton administration had no alternative but to proceed with emergency stop gap funding to alleviate the immediate liquidity problem.

The recent weakness of the U.S. dollar versus the Japanese yen and German mark should, to some extent, improve our ability to export goods and services to our European and Asian trading partners. This dollar weakness has caused some concern that inflation may accelerate later in the year.

The recovery experienced in the United States had a positive influence on international economic activity. In Europe, economic growth averaged about 2.5%, while consumer inflation rose between 1.7% in France, to a high of 4.2% in Spain. The Japanese economy continued to languish with growth of less than 1%, coupled with very low inflationary pressures. Interest rates worldwide trended higher than the low levels experienced in the prior year.

EQUITY MARKET REVIEW

The stock market advanced during the past 12 months overcoming escalating interest rates. For the year ending February 28, 1995, the Standard & Poor's 500 Stock Index rose 7.36%. An important milestone was reached as the Dow Jones Industrial Average closed at 4,011.05 on the Fund's fiscal year end.

There were two noteworthy economic sectors in which the stocks showed significant outperformance. Consumer staple stocks, such as foods, beverages and tobacco, advanced by more than 20%, and technology issues, particularly semi-conductor and computer software companies, gained more than 18%. Both areas showed improved fundamentals and accelerating earnings, rewarding shareholders accordingly. Areas that underperformed the market included transportation, with a decline of approximately 9%, and consumer cyclicals, which consolidated on average by 5%.

There was little difference between equity investment styles and return during the past 12 months, with both growth and value managers showing similar results. Small company stocks, as measured by the Nasdaq Composite Index, underperformed such broad market averages as the Standard & Poor's 500 Stock Index during this period.

The International Equity markets, as measured by the Morgan Stanley Europe, Australian and Far East Index (EAFE), lagged with a decline of 4.2%, in dollar terms, during the past 12 months. The primary determinant to negative performance was Japan, which makes up approximately 45% of the EAFE Index. The Japanese market, as measured by the NIKKEI Index, declined by 10.25%. The Compass International Equity Fund continued to be underweighted in the Japanese market. Along with improving economies in Europe and strengthening currencies against the U.S. dollar, the European equity markets were firmer. The German market advanced in U.S. dollar terms by 17%, the Netherlands appreciated by more than 14% and the Belgium market was up nearly 8%.

BOND MARKET REVIEW

The bond market withstood six Federal Reserve Board tightenings, strong economic growth throughout the year ended February 28, 1995, and chaos caused by derivative investments during a period of rising interest rates. There was little to choose from the standpoint of investment return this year, as the Lehman Brothers Government/Corporate Bond Index provided a total return of only 1.34% and the Lehman Brothers 10-Year General Obligation Index was up a modest 1.71%. Globally, the interest rate environment was aligned with the United States as the Salomon Brothers World Government Bond Index returned .98%.

During January and February, the bond markets, both domestically and internationally, have rallied as there is some evidence of a slowing economy in the United States. With expectations of continued modest inflation and slower economic growth, bond market performance should improve over last year's results.

We value you as a shareholder and a client, appreciating your continued interest in the Compass Funds. We encourage you to review the Portfolio Managers' comments regarding each of the bond and stock funds during the past year. The Funds remain committed to a sound investment approach, which emphasizes quality in conjunction with prudent policies. We welcome your questions and comments, which may be directed to your Financial Service Representative or Investor Services at 1-800-451-8371.

Sincerely yours,



Alfred J. DiMatties                                  Joseph K. Leinbach
Director                                             Director
Trust Investments                                    Mutual Fund Administration
Midlantic Bank, N.A.                                 Midlantic Bank, N.A.

TABLE OF CONTENTS

MANAGER'S DISCUSSION OF FUND PERFORMANCE...........................     4
STATEMENTS OF NET ASSETS/SCHEDULE OF INVESTMENTS...................    15
STATEMENTS OF ASSETS AND LIABILITIES...............................    55
STATEMENTS OF OPERATIONS...........................................    58
STATEMENTS OF CHANGES IN NET ASSETS................................    60
FINANCIAL HIGHLIGHTS...............................................    65
NOTES TO FINANCIAL STATEMENTS......................................    68
REPORT OF INDEPENDENT AUDITOR'S OPINION............................    75
NOTICE TO SHAREHOLDERS.............................................    76

                               EQUITY INCOME FUND

The Equity Income Fund seeks current income and capital appreciation by investing primarily in common stocks. On average, stocks selected for the fund have higher than average dividend yields and lower than average price-to-earnings and price-to-book ratios. The yield of the fund's stocks is currently 3.3% versus 2.8% for the average stock in the S&P 500 Index. The stocks in the fund currently sell for approximately 10 times our 1995 earning projections versus a multiple of about 14 times earnings for the S&P 500 Index.

The fund returned 3.87% for the 12 months ended February 28, 1995 versus 7.36% for the S&P 500 Index. The primary factors that influenced the fund's performance were expenses, which the Index does not incur, and the underperformance of higher-yielding and cyclically-sensitive industry sectors that the fund emphasizes in meeting its investment objectives. Despite underperformance versus the broad market as represented by the S&P 500 Index, the fund outperformed the average of other equity income funds as represented by the Lipper Equity Income Fund Average, which returned 2.01%.

During the fiscal year, performance was held back by underweighted positions versus the Index in the strong-performing healthcare and technology sectors, which are lower-yielding sectors. Performance was aided by a considerable overweighting in the finance sector and strong stock selection in that group. For 1995, we expect that corporate profits will grow at a level that is below 1994's pace but still quite good. The growth in corporate profits continues to generate substantially increased levels of capital investment and stock repurchases. Investment-driven productivity gains should also continue. The strength of foreign economies will more than make up for slower economic growth at home. Given this outlook, the fund continues to focus on sectors with the greatest sensitivity to a global expansion, in particular, cyclical commodities such as aluminum and paper. The fund also has significant commitments in energy and finance, which we believe offer compelling valuations and good growth prospects.

                           ANNUALIZED TOTAL RETURN(1)

                                                                SINCE
                                   ONE YEAR     FIVE YEAR     INCEPTION
        WITH SALES CHARGE            -0.06%       11.27%        10.20%
        WITHOUT SALES CHARGE          3.87%       12.13%        10.94%
        S&P 500 INDEX                 7.35%       11.35%        10.94%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


                             [S&P 500 Index Graph]


(1) For the period ended February 28, 1995. The S&P 500 Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                                  GROWTH FUND

The Growth Fund seeks capital appreciation by investing primarily in common stocks. Income is a secondary consideration. Emphasis is placed on companies that have demonstrated consistent historical earnings growth. The fund returned 2.75% for the 12 months ended February 28, 1995 versus 7.36% for the S&P 500 Index. The primary factors that influenced the fund's performance were expenses, which the Index does not incur, and emphasis on specific growth sectors which underperformed the broad market for the year. The fund's performance pattern was similar to that of other growth funds and, despite underperformance versus the broad market, the fund outperformed the average of other growth funds as represented by the Lipper Growth Fund Average, which returned .92%.

In the first half of the period, the stock market was dominated by economically-sensitive issues which responded favorably to accelerating economic growth. Later in the year, as interest rates continued to rise, the fear that inflation would choke off the recovery dominated investors' thoughts. As a result, investors fled from cyclical stocks, which was a boon for consumer stable issues such as food, beverage, tobacco and household products. The Growth Fund was significantly underweighted versus the Index in this strong-performing sector. Performance was also negatively impacted by an overweighting in a lagging sector, information and entertainment. Brighter spots included an underweighting in the very weak consumer discretionary sector and considerable overweighting in the technology sector combined with strong performance in that group.

We do not anticipate any major change in strategy in the coming year and remain committed to the stocks of companies that will benefit from what we believe will be global economic expansion. We will continue to favor the stocks of companies whose long-term earnings are expected to grow faster than the average company represented in the S&P 500 Index.

                           ANNUALIZED TOTAL RETURN(1)

                                                                SINCE
                                   ONE YEAR     FIVE YEAR     INCEPTION
          WITH SALES CHARGE          -1.10%        7.48%         7.38%
          WITHOUT SALES CHARGE        2.75%        8.30%         8.09%
          S&P 500 INDEX               7.35%       11.35%        10.94%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


                             [S&P 500 Index Graph]


(1) For the period ended February 28, 1995. The S&P 500 Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                              SMALL CAP VALUE FUND

The Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks of small-sized market capitalization companies.

For the year ending February 28, 1995, the Small Cap Value Fund had a total return of -4.70%. This compares to the NASDAQ/OTC Index return of .16% over the same period.

During 1994, the Small Cap Value Fund's strategy remained consistent with its purchases, concentrated in issues having price-to-sales, price-to-earnings and price-to-book value ratios that are substantially discounted versus comparable ratios of the S&P 500 and the Russell 2000 indexes. The Small Cap Value Fund, with steep discounts from the median valuation stock, performed slightly behind most small cap indices. In general, equity returns in 1994 were disappointing for most investors. Big cap growth stocks slightly outperformed the overall market, but we believe this result represents a counter cyclical move in what is still a value cycle.

We feel the decline in 1994 was a temporary situation which will be rectified in 1995. While we could be wrong, we anticipate a 1995 which is nicely above average in terms of equity returns, big cap or small cap, growth or value. Our optimism is predicated on a growing economy, lower than anticipated inflation, a declining yield curve spread and the oversold nature of the equity market. We also expect it to be value led.

                           ANNUALIZED TOTAL RETURN(1)

                                                                   SINCE
                                           ONE YEAR              INCEPTION
          WITH SALES CHARGE                 -8.27%                 7.09%
          WITHOUT SALES CHARGE              -4.70%                 8.22%
          NASDAQ/OTC INDEX                   0.16%                14.97%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


                            [NASDAQ/OTC Index Graph]


(1) For the period ended February 28, 1995. The NASDAQ/OTC Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                                 BALANCED FUND

During the first eight months of operation, the Balanced Fund achieved a total return of 8.94% compared to the median return of balanced funds as measured by Lipper Analytical Services, which advanced by 9.54%. At February 28, 1995, the Balanced Fund's assets were allocated 49.4% equities and securities convertible into equity investments, 39.2% high grade government and corporate bonds, and a cash reserve of 11.4%. The asset allocation remained relatively constant during most of this time period. However, the equity position was reduced about 3% in the latter part of February following a sharp rise in the stock market during the months of January and February.

Equities in the portfolio performed well in absolute terms, by providing a total return of 9.7%. The fund's performance benefited by a concentration in technology issues, as this sector outperformed the general market significantly. The portfolio was also enhanced due to stock selection in the consumer staples area, the best performing stock group during the past eight months. The fund's performance was negatively impacted by consumer cyclical stocks, in particular, retailers. On an individual stock selection basis, the four best performing stocks during the time period were Merck, with a gain of 41%, Pepsico, advancing 22%, Engelhard, up 20% and McDonald's, which registered a gain of 16%. Our primary focus will continue to be on companies which have clear earnings visibility, strong balance sheets and visionary management that can improve the company's competitive position.

The strategy for the fixed-income portion of the portfolio focused mainly on liquidity and quality. Emphasis was put on high coupon bond issues to maximize income. In an effort to remain defensive in a volatile interest rate environment, average maturity and duration were shortened slightly to 7.44 and
4.66 years, respectively. The average quality of the portfolio remained extremely high with the equivalent of an AAA rating.

Looking ahead, the bond portfolio will continue to concentrate on liquidity as well as quality. Although we will continue to focus on government and government agency securities, the fund will search for opportunities to increase its corporate bond exposure to enhance current yield. Special emphasis will be placed on companies whose bonds are trending toward an improved quality rating.

                           ANNUALIZED TOTAL RETURN(1)

                                                  SINCE
                                                INCEPTION
          WITH SALES CHARGE                        2.83%
          WITHOUT SALES CHARGE                     8.94%
          LIPPER BALANCED FUND AVERAGE             9.54%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


                      [Lipper Balanced Fund Average Graph]


(1) For the period ended February 28, 1995. The Lipper Balanced Fund Average is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                            SHORT/INTERMEDIATE FUND

The Short/Intermediate Fund invests principally in obligations issued by the U.S. Government or its agencies and high-grade corporate obligations. The fund's weighted average maturity may range between two and five years to reduce volatility. The fund's objective is to seek current income and preservation of capital.

For the fiscal year ending February 28, 1995, the Short/Intermediate Fund realized a return of 2.27%. This compares to a total return of 3.26% for the Lehman Brothers 1-3 Year Government Bond Index. The fund's net assets as of its fiscal year end were $202 million.

As a result of the Federal Reserve Board's monetary policy shift towards tightening, interest rates rose throughout the yield curve. Recognizing the rise in interest rates would hurt bond prices, the fund's average weighted maturity was shortened to its allowable minimum of two years. In addition, bond swaps were initiated to capture some of the rising current coupon income now available in the marketplace. Our emphasis on high quality securities helped provide the fund with additional relative performance gains. Of the issues held by the fund, over 70% are rated in the Aa category or better by Moody's Investor Services.

Monetary policy will remain one of the primary forces that will significantly influence interest rates in the coming months. We anticipate remaining fully invested, while maintaining an average portfolio maturity range of two to four years.

                           ANNUALIZED TOTAL RETURN(1)

                                                                SINCE
                                   ONE YEAR     FIVE YEAR     INCEPTION
          WITH SALES CHARGE          -1.59%        6.35%         6.43%
          WITHOUT SALES CHARGE        2.27%        7.17%         7.14%
          LEHMAN BROTHERS 1-3 YEAR
          GOVERNMENT BOND INDEX       3.24%        7.10%         7.39%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


             [Lehman Brothers 1-3 Year Government Bond Index Graph]


(1) For the period ended February 28, 1995. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                               FIXED INCOME FUND

The Fixed Income Fund invests principally in obligations issued by the U.S. Government or its agencies and high-grade corporate obligations. Based on expectations of future interest rates, the fund varies its weighted average maturity in an effort to maximize return.

The Fixed Income Fund realized a total return of .65% for the fiscal year ending February 28, 1995. This compares to a total return of 1.34% for the Lehman Brothers Government/Corporate Bond Index for the same period. The fund's net assets as of its fiscal year end were $244 million.

During the course of the year the Federal Reserve Board was active in raising interest rates. As bond prices eroded, the fund deployed defensive type strategies. The portfolio's weighted average maturity was shortened by over three quarters of a year to 8.71 years, and the duration was adjusted downward from 5.33 years to 4.92 years. Bond swaps were initiated to capture some of the rising current coupon income now available in the marketplace. In addition, a cash equivalent balance of more than 5% was maintained throughout most of the year.

This fund continues to benefit from its commitment to high-quality corporate bond securities, asset-backed investments and government obligations. Over 75% of the individual issues that represent the fund are rated Aa or better by Moody's Investor Services.

We anticipate the interest rate environment will remain captive to monetary policy and inflation expectations. We will continue to seek out selective value opportunities along the yield curve in both the government and corporate bond markets.

                           ANNUALIZED TOTAL RETURN(1)

                                                                SINCE
                                   ONE YEAR     FIVE YEAR     INCEPTION
    WITH SALES CHARGE               -3.16%        7.77%         7.34%
    WITHOUT SALES CHARGE             0.65%        8.59%         8.05%
    LEHMAN BROTHERS GOVERNMENT/
    CORPORATE BOND INDEX             1.35%        8.87%         8.90%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


            [Lehman Brothers Government/Corporate Bond Index Graph]


(1)  For the period ended February 28, 1995. The Lehman Brothers
     Government/Corporate Bond Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                              MUNICIPAL BOND FUND

The Municipal Bond Fund seeks current income that is exempt from federal taxation with the preservation of capital.

For the fiscal year ended February 28, 1995, the Municipal Bond Fund realized a total return of 1.17%. This compares to a total return of 1.71% for the Lehman Brothers 10-Year General Obligation Index for the same time period.

Our strategy as we entered 1994, anticipating the Federal Reserve's tightening of monetary policy, was to shorten our average weighted maturity to 7 years from 12 years. This reduced the price sensitivity of the fund to rising interest rates. Although new issuance supply was expected to contract 38%, we wanted to establish a very defensive strategy until we saw signs that the economy was slowing.

Over 85% of the fund's assets were invested in AA and AAA rated bonds, anticipating that if interest rates increased, higher quality issues would be insulated from price declines more than lower quality paper. A combination of Federal Reserve tightening, a plunging dollar and derivative losses worldwide adversely affected bond prices during the year. During the third quarter, we thought the Federal Reserve had just about completed its tightening; therefore, we started to extend the average weighted maturity of the fund.

                           ANNUALIZED TOTAL RETURN(1)

                                                                SINCE
                                   ONE YEAR     FIVE YEAR     INCEPTION
    WITH SALES CHARGE               -2.62%        5.98%         5.93%
    WITHOUT SALES CHARGE             1.17%        6.80%         6.71%
    LEHMAN BROTHERS 10-YEAR
    GENERAL OBLIGATION INDEX         1.71%        7.95%         7.84%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


            [Lehman Brothers 10-year General Obligation Index Graph]


(1) For the period ended February 28, 1995. The Lehman Brothers 10-Year General Obligation Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                         NEW JERSEY MUNICIPAL BOND FUND

The New Jersey Municipal Bond Fund is a single state municipal debt fund that seeks current income that is exempt from federal and state income taxation with the preservation of capital. For the year ended February 28, 1995, the fund provided a total return of 1.49%. This return slightly lagged the Lehman Brothers 10-Year General Obligation Index which advanced 1.71%. This was a very challenging and disappointing year for fixed income markets, especially the municipal bond market. Entering 1994, market fundamentals appeared to favor the municipal bond market. New-issuance volume was expected to contract 38% from the record volume of $334 billion issued in 1993, slow or modest economic growth was anticipated in the United States and abroad and inflation seemed contained. However, action by the Federal Reserve to dramatically raise interest rates overcame these favorable market fundamentals.

February, 1994 was a very disappointing month for the fixed income markets. The Federal Reserve initiated its first round of tightening in more than five years to preempt rising inflation that typically accompanies stronger economic growth. It was the first of seven tightening moves the Federal Reserve had engineered to help contain inflation and navigate the economy to a soft landing. Other major factors during the period affecting the municipal bond market included the net outflow of funds from tax-exempt mutual funds, the derivative debacle in Orange County, California and the faltering dollar.

Our strategy during the year was to maintain our defensive posture by purchasing pre-refunded bonds, cushion bonds and higher-coupon bonds. We increased our weighting of AA and AAA rated issues to over 80% in anticipation of massive redemptions of pre-refunded bonds and a lack of issuance of high-quality New Jersey bonds. We shortened the average weighted maturity to under 10 years and duration to 7 years to decrease the price sensitivity of the fund during the period of the Federal Reserve's aggressive tightening. As we approached the third quarter, we felt the Federal Reserve had just about concluded its tightening; therefore, we started to extend the fund's average weighted maturity to over 10 years once again.

                           ANNUALIZED TOTAL RETURN(1)

                                                                   SINCE
                                           ONE YEAR              INCEPTION
          WITH SALES CHARGE                 -2.31%                 6.47%
          WITHOUT SALES CHARGE               1.49%                 7.59%
          LEHMAN BROTHERS 10-YEAR
          GENERAL OBLIGATION INDEX           1.71%                 7.77%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


            [Lehman Brothers 10-year General Obligation Index Graph]


(1) For the period ended February 28, 1995. The Lehman Brothers 10-Year General Obligation Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                        PENNSYLVANIA MUNICIPAL BOND FUND

The Pennsylvania Municipal Bond Fund is a single state municipal bond fund that seeks current income that is exempt from Federal and Pennsylvania income taxation with preservation of capital.

For the year ended February 28, 1995, the Pennsylvania Municipal Bond Fund provided a total return of 1.81%. This return exceeded the Lehman Brothers 10-year General Obligation Index which advanced 1.71%.

There were several factors affecting the tax-exempt bond market, including tightening moves by the Federal Reserve to increase the federal funds rate to 6% from 3%, derivative problems worldwide and a very unstable dollar. All of these factors applied downward pressure on bond prices.

Our strategy as we entered 1994 was to adhere to a defensive position until we felt the Federal Reserve's tightening would be coming to a close. We maintained an average weighted maturity of under 10 years and a duration under 7 years. Over 80% of the fund was composed of AA and AAA rated securities in anticipation of massive bond redemptions, pre-refunded bonds maturing and demand for bonds due to a contraction of supply within Pennsylvania and the United States in general. Towards the latter part of the third quarter, we started to extend our average weighted maturity to over 10 years in the belief the Federal Reserve would not materially increase rates again in the near term.

                           ANNUALIZED TOTAL RETURN(1)

                                                                   SINCE
                                           ONE YEAR              INCEPTION
          WITH SALES CHARGE                 -1.96%                -0.85%
          WITHOUT SALES CHARGE               1.81%                 1.73%
          LEHMAN BROTHERS 10-YEAR
          GENERAL OBLIGATION INDEX           1.71%                 7.07%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


            [Lehman Brothers 10-year General Obligation Index Graph]


(1) For the period ended February 28, 1995. The Lehman Brothers 10-Year General Obligation Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                           INTERNATIONAL EQUITY FUND

The International Equity Fund seeks capital appreciation by investing in equity securities of foreign companies, most of which are denominated in foreign currencies.

The International Equity Fund had a total return of -6.99% for the year ended February 28, 1995. This compares to a total return of -4.44% for the EAFE Index for the same period.

The past fiscal year has proved to be a difficult one as most major stock markets fell in local currency terms. However, the U.S. dollar was quite weak falling by 14% against the deutsche mark and 7% against the yen. Since the fund's value is reported in U.S. dollars, this helped to mitigate some of the decline of local currency equity values. Stock markets in Europe proved the most resilient. Our strategy had generally been to underweight the U.K. while being broadly in line with the index in continental Europe. However, within this we underweighted Germany and overweighted France. Our stock selection strategy was mainly focused on economically sensitive shares as the economic recovery continued to gather strength.

Virtually all Pacific markets were very weak, most notably Hong Kong and Malaysia. Our strategy was to significantly underweight both these markets. In particular, we were cautious about property prices and both political and economic problems in China. By contrast, we overweighted Singapore and Taiwan. In Japan, we maintained a weighting below the index level at around one-third of the fund. Japan's economic recovery was beginning to gather pace but received a significant setback following the Kobe earthquake. The recovery will come but has probably been delayed some six months.

Emerging markets suffered a very turbulent year, particularly in Latin America. The fund's investments in Latin America were somewhat reduced; however, we continue to favor emerging markets in the long run.

                           ANNUALIZED TOTAL RETURN(1)

                                                                   SINCE
                                           ONE YEAR              INCEPTION
          WITH SALES CHARGE                -10.49%                 7.10%
          WITHOUT SALES CHARGE              -6.99%                 8.23%
          EAFE INDEX                        -4.44%                 8.04%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


                               [EAFE Index Graph]


(1) For the period ended February 28, 1995. The EAFE Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

                        INTERNATIONAL FIXED INCOME FUND

The International Fixed Income Fund invests principally in top quality, fixed income securities denominated in foreign currencies. The investment adviser has the discretion to hedge foreign currency exposure back to the dollar to protect the fund against adverse currency moves.

For the year ended February 28, 1995, the International Fixed Income Fund provided a total return of 1.50%. This return exceeded the Salomon Brothers Non-U.S. Hedged World Government Bond Index, which had a return of .98% over the same period.

During the first half of the year, over 80% of the fund was invested in European bonds. The fund's performance suffered from an overweight exposure to the high-yielding bond markets of Italy, Spain and Sweden, where prices fell due to concerns over budgetary policies and a general removal of liquidity from these markets. As the year progressed, European bond exposure was consolidated towards "core" Europe, and holdings of French and German bonds were increased to 45% of the total portfolio. Most European currency exposure was hedged back to the dollar, although an opportunistic exposure to the undervalued Italian lira was taken during the first half of the year. Deutsche mark and sterling currency exposure was maintained throughout the year in order to benefit from the decline of the dollar.

Throughout 1994, the fund held a 20% exposure to Japanese bonds, which enhanced the fund's performance as economic growth remained weak. The return from Japanese bonds was aided by a 6% exposure to the yen, which appreciated by 12% against the dollar in 1994. The fund's duration was reduced to under five years as the outlook for bond markets became more cautious.

                           ANNUALIZED TOTAL RETURN(1)

                                                                   SINCE
                                           ONE YEAR              INCEPTION
   WITH SALES CHARGE                        -2.32%                 6.28%
   WITHOUT SALES CHARGE                      1.50%                 7.40%
   SALOMON BROTHERS NON-U.S. HEDGED
   WORLD GOVERNMENT BOND INDEX                .98%                 7.09%

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


                    [Salomon Brothers Non-U.S. Hedged World
                          Government Bond Index Graph]


(1) For the period ended February 28, 1995. The Salomon Brothers Non-U.S. Hedged World Government Bond Index is an unmanaged index which excludes transaction and holding charges. Past performance of the portfolio does not predict future results.

STATEMENT OF NET ASSETS                 THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------
February 28, 1995

CASH RESERVE FUND

                                     FACE
                                    AMOUNT   VALUE
                                    (000)    (000)
                                   ------- --------
COMMERCIAL PAPER (33.2%)
  ABN/AMRO Canada, Schedule B
    6.220%, 03/27/95.............. $ 5,000  $ 4,978
  American Telephone & Telegraph
    Capital
    6.370%, 04/03/95..............  10,000    9,943
  Bowater PLC
    6.150%, 05/12/95..............   5,000    4,939
  Broadway Capital
    6.420%, 04/07/95..............  12,000   11,922
  Deutsche Bank Financial
    5.860%, 05/01/95..............   5,000    4,952
  Ford Motor Credit
    6.235%, 04/28/95..............   9,500    9,406
  General Electric Capital
    6.480%, 04/13/95..............   5,000    4,962
  International Lease Finance
    6.520%, 06/09/95..............  10,000    9,824
  International Nederlanden U.S.
    Insurance Holdings
    6.020%, 03/03/95..............   5,000    4,998
    6.057%, 04/24/95..............   5,050    5,005
  MCA Funding
    6.605%, 07/25/95..............   7,300    7,111
    6.308%, 08/21/95..............   5,500    5,338
  New South Wales Treasury
    6.010%, 03/09/95..............   5,000    4,993
  Queensland Alumina
    6.030%, 03/13/95..............   5,000    4,990
    6.226%, 04/17/95..............  10,000    9,920
  South Australian Government
    Financing Authority
    6.215%, 03/23/95..............   7,600    7,572
    6.930%, 07/03/95..............  11,000   10,746
  Southland
    6.400%, 03/14/95..............   5,000    4,989
    6.200%, 05/10/95..............   5,000    4,941
  Tasmanian Public Finance
    6.360%, 03/30/95..............   8,200    8,159
  Toyota Motor Credit
    6.230%, 04/03/95..............   5,000    4,972
                                           --------
  Total Commercial Paper
    (Cost $144,658,704)...........          144,660
                                           --------

                                            FACE
                                           AMOUNT   VALUE
                                           (000)    (000)
                                          ------- --------
CORPORATE BONDS (23.7%)
  American Express Centurion Bank
    6.125%, 03/23/95 (A)................. $10,000  $10,000
    6.063%, 03/26/95 (A).................  10,000    9,998
  Associates
    4.190%, 05/05/95.....................   2,000    1,997
  Beta Finance
    6.190%, 03/01/95 (A).................  11,000   10,999
  FCC National Bank, Delaware
    6.110%, 03/07/95 (A).................  10,000   10,000
  General Electric Capital
    6.400%, 03/01/95 (A).................  10,000    9,998
  Goldman Sachs Group
    6.190%, 03/01/95 (A).................  10,000   10,000
    6.655%, 03/01/95 (A).................  10,000   10,000
  Nationsbank, North Carolina
    5.650%, 07/21/95.....................  10,000    9,984
  PNC Bank
    6.010%, 03/07/95 (A).................  10,000    9,999
  Southtrust Bank, Alabama
    6.125%, 05/03/95.....................  10,000   10,000
                                                  --------
  Total Corporate Bonds
    (Cost $102,975,481)..................          102,975
                                                  --------
ASSET BACKED SECURITIES (4.6%)
  Steers
    6.060%, 03/07/95 (A).................  15,000   15,000
    6.250%, 05/18/95 (A).................   5,000    5,000
                                                  --------
  Total Asset Backed Securities
    (Cost $19,999,870)...................           20,000
                                                  --------
GUARANTEED INVESTMENT CONTRACT (2.3%)
  Peoples Security Life
    6.170%, 03/01/95 (A).................  10,000   10,000
                                                  --------
  Total Guaranteed Investment
    Contract
    (Cost $10,000,000)...................           10,000
                                                  --------
U.S. TREASURY OBLIGATION (1.2%)
  U.S. Treasury Note
    3.875%, 03/31/95.....................   5,000    4,997
                                                  --------
  Total U.S. Treasury Obligation
    (Cost $4,997,455)....................            4,997
                                                  --------


                                   Continued
                                       15

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995

CASH RESERVE
FUND (CONTINUED)



                                     FACE
                                    AMOUNT   VALUE
                                    (000)    (000)
                                   ------- --------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (6.4%)
  Federal National Mortgage
    Association
    5.360%, 03/20/95.............. $ 5,000   $4,986
    6.730%, 07/11/95..............   5,000    4,881
  Small Business Administration
    7.000%, 03/01/95 (A)..........   7,958    8,148
  Student Loan Marketing
    Association
    5.315%, 06/30/95..............   5,000    5,000
    5.480%, 06/30/95 (A)..........   5,000    5,000
                                           --------
  Total U.S. Government Agency
    Obligations
    (Cost $28,015,029)............           28,015
                                           --------
TIME DEPOSIT (1.9%)
  Dai Ichi Kangyo Bank, Toronto
    6.156%, 03/24/95..............   5,000    5,000
  Morgan Toronto
    6.063%, 03/29/95..............   3,300    3,300
                                           --------
  Total Time Deposit
    (Cost $8,300,000).............            8,300
                                           --------
CERTIFICATES OF DEPOSIT (9.2%)
  Canadian Imperial Bank
    6.250%, 03/21/95..............   5,000    5,000
    6.080%, 04/19/95..............  10,000   10,000
  Dai Ichi Kangyo Bank, New York
    6.100%, 03/03/95..............  10,000   10,000
  National Westminster PLC,
    New York
    6.080%, 04/14/95..............   5,000    5,000
  Westdeutsche Landesbank
    6.120%, 06/01/95..............  10,000   10,000
                                           --------
  Total Certificates of Deposit
    (Cost $40,000,129)............           40,000
                                           --------
BANKERS ACCEPTANCES (0.9%)
  First National Bank, Chicago
    5.560%, 03/14/95..............   4,000    3,992
                                           --------
  Total Bankers Acceptances
    (Cost $3,992,142).............            3,992
                                           --------

                                                         FACE
                                                        AMOUNT   VALUE
                                                         (000)   (000)
                                                        ------ ---------
REPURCHASE AGREEMENTS (14.8%)
  First Boston, 6.1875%, dated 02/28/95,
    matures 03/01/95, repurchase price
    $32,505,586 (collateralized by U.S.
    Coupon Strips, par value
    $87,163,970, maturities ranging
    from 05/15/97 to 11/15/12, market
    value $33,164,798)..................................$32,500  $32,500
  Merrill Lynch, 6.17%, dated 02/28/95,
    matures 03/01/95, repurchase price
    $31,904,467 (collateralized by
    Federal Home Loan Bank Bond, par
    value $10,000, 7.67%, 10/06/99,
    market value $10,308, Collateralized
    Mortgage Obligation Trust, par
    value $12,270,000, 9.10%, 01/01/20,
    market value $20,567,505, Federal
    Home Loan Mortgage Corporation-
    Government National Mortgage
    Association Collateralized Mortgage
    Obligations, par value $15,000,000,
    coupons ranging from 7.00% to
    7.50%, maturities ranging from
    03/25/24 to 04/25/24, market value
    $11,963,109)........................................ 31,899    31,899
                                                                ---------
  Total Repurchase Agreements
    (Cost $64,399,000)..................................           64,399
                                                                ---------
  Total Investments (98.2%)
    (Cost $427,337,810).................................          427,338
                                                                ---------
OTHER ASSETS AND LIABILITIES (1.8%)
Other Assets and Liabilities, Net.......................            7,985
                                                                ---------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value) based
    on 435,472,526 shares of beneficial
    interest............................................          435,473
   Accumulated net realized loss on
    investments.........................................             (150)
                                                                ---------
   Total Net Assets: (100.0%)...........................         $435,323
                                                                =========
  Net Asset Value, Offering Price and
    Redemption Price Per Share..........................           $1.00
                                                                =========

-----------------
(A) Variable Rate Security-the rate reflected on the Statement of Net Assets is the rate in effect on February 28, 1995.
PLC-Public Limited Company


    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


U.S. TREASURY FUND

                                         FACE
                                        AMOUNT   VALUE
                                        (000)    (000)
                                       ------- --------
U. S. TREASURY OBLIGATIONS (48.8%)
  U.S. Treasury Bills
    5.464%, 03/02/95.................. $20,000 $ 19,997
    5.337%, 03/23/95..................  20,000   19,936
    5.809%, 04/13/95..................  25,000   24,829
    5.540%, 04/20/95..................  15,000   14,888
    5.963%, 05/11/95..................  20,000   19,771
    6.114%, 08/24/95..................  30,000   29,130
  U.S. Treasury Notes
    3.875%, 03/31/95..................  25,000   24,971
    4.625%, 08/15/95..................  25,000   24,793
                                               --------
  Total U. S. Treasury Obligations
    (Cost $178,315,140)...............          178,315
                                               --------
REPURCHASE AGREEMENTS (51.1%)
  First Boston, 6.1875%, dated
    02/28/95, matures 03/01/95,
    repurchase price $87,515,039
    (collateralized by U.S. Treasury
    Coupon Strips, par value
    $158,234,454, maturities ranging
    from 05/15/96 to 05/15/11,
    market value $89,454,428).........  87,500   87,500
  Goldman Sachs Group, 6.03%, dated
    02/28/95, matures 03/01/95,
    repurchase price $15,002,513
    (collateralized by U.S. Treasury
    Note, par value $15,213,000,
    5.875%, maturing 05/31/96,
    market value $15,300,850).........  15,000   15,000



                                       FACE
                                      AMOUNT   VALUE
                                      (000)    (000)
                                     ------- --------
  Merrill Lynch, 6.05%, dated
    02/28/95, matures 03/01/95,
    repurchase price $84,472,194
    (collateralized by U.S.
    Treasury Note, par value
    $85,130,000, 7.25%, maturing
    02/15/98, market value
    $86,150,166).................... $84,458 $ 84,458
                                             --------
  Total Repurchase Agreements
    (Cost $186,958,000).............          186,958
                                             --------
  Total Investments (99.9%)
    (Cost $365,273,140).............          365,273
                                             --------
OTHER ASSETS AND LIABILITIES
  (0.1%)
  Other Assets and Liabilities,
    Net.............................              243
                                             --------
NET ASSETS:
Portfolio shares (unlimited
    authorization-no par value)
    based on 365,510,980 shares of
    beneficial interest.............          365,511
Accumulated net realized gain on
    investments.....................                5
                                             --------
Total Net Assets: (100.0%)..........         $365,516
                                             ========
Net Asset Value, Offering Price
    and Redemption Price Per
    Share...........................            $1.00
                                             ========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


MUNICIPAL MONEY FUND

                                          FACE
                                         AMOUNT  VALUE
                                          (000)  (000)
                                         ------ -------
MUNICIPAL BONDS (102.5%)
California (2.2%)
  State, Series A, RAN
    5.000%, 06/28/95.................... $1,000 $ 1,003
                                                -------
Delaware (0.7%)
  State, Housing Authority, RB, (FSA)
    4.000%, 06/01/95....................    330     330
                                                -------
Florida (4.7%)
  Bay County, Medical Center Project,
    RB
    3.850%, 03/06/95 (B) (C)............    800     800
  Dade County, Health Facilities
    Authority, Miami Childrens
    Hospital Project, VRDN, RB
    4.050%, 03/01/95 (A) (B) (C)........    300     300
  State, Housing Finance Agency,
    Multifamily Housing, VRDN, RB
    4.200%, 03/07/95 (A) (B) (C)........  1,000   1,000
                                                -------
                                                  2,100
                                                -------
Georgia (0.4%)
  Turner County, Industrial
    Development Authority, Coats
    And Clark Project, VRDN, RB
    4.100%, 03/01/95 (A) (B) (C)........    200     200
                                                -------
Hawaii (4.2%)
  State, Department of Budget And
    Finance, Kuakini Medical Center
    Project, VRDN, RB
    3.750%, 03/01/95 (A) (B) (C)........  1,900   1,900
                                                -------
Idaho (3.3%)
  State, Housing Finance Authority, RB
    5.000%, 07/01/95 (C)................  1,500   1,500
                                                -------
Kansas (0.4%)
  Butler County, Solid Waste
    Disposal, Texaco Refining and
    Marketing Project, VRDN, RB,
    AMT
    4.300%, 03/01/95 (A) (B)............    200     200
                                                -------

                                         FACE
                                        AMOUNT  VALUE
                                         (000)  (000)
                                        ------ -------
Louisiana (8.4%)
  State, Recovery District Sales Tax,
    VRDN, RB, (FGIC)
    3.750%, 03/01/95 (A) (B)........... $  700 $   700
  State, Recovery District Sales Tax,
    VRDN, RB, (MBIA)
    3.750%, 03/07/95 (A) (B)...........  1,500   1,500
  West Baton Rouge Parish,
    Industrial Development Authority,
    Dow Chemical Project, Series B,
    VRDN, RB
    4.000%, 03/01/95 (A) (B)...........  1,600   1,600
                                               -------
                                                 3,800
                                               -------
Maryland (2.9%)
  Howard County, Owen Brown
    Project, VRDN, RB
    3.700%, 03/01/95 (A) (B) (C).......    300     300
  State, Health And Higher Education
    Authority, Hopkins Hospital
    Project, TECP
    3.750%, 03/03/95...................  1,000   1,000
                                               -------
                                                 1,300
                                               -------
Massachusetts (2.2%)
  Bay Transportation Authority,
    General Transportation Systems,
    Series A, RB
    3.750%, 03/01/95 (C)...............  1,000   1,000
                                               -------
Michigan (14.6%)
  Grand Rapids, Economic
    Development Authority, Amway
    Grand Project, Series 2, VRDN,
    RB
    4.150%, 03/07/95 (A) (B) (C).......  1,500   1,500
  Grand Rapids, Economic
    Development Authority, Amway
    Hotel Project, Series A, VRDN,
    RB
    4.300%, 03/07/95 (A) (B) (C).......  2,000   1,999
  Grand Rapids, Water Supply,
    VRDN, RB
    3.900%, 03/07/95 (A) (B) (C).......  1,100   1,100

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------

                                      FACE
                                     AMOUNT  VALUE
                                      (000)  (000)
                                     ------  -----
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  Midland County, Economic
    Development Authority, Dow
    Chemical Project, Series A,
    VRDN, RB
    4.200%, 03/01/95 (A) (B)........ $1,000 $ 1,000
  State, Industrial Development
    Authority, Allen Group
    Incorporated Project, VRDN, RB
    3.850%, 03/07/95 (A) (B) (C)....  1,000   1,000
                                            -------
                                              6,599
                                            -------
Minnesota (2.2%)
  Minneapolis-St. Paul, Housing
    Finance Authority, Series B, RB
    4.600%, 08/01/95................    985     985
                                            -------
Mississippi (1.1%)
  Hinds County, GO, (MBIA)
    3.700%, 03/01/95................    475     475
                                            -------
Missouri (7.3%)
  Callaway County, Industrial
    Development Authority, Callaway
    Community Hospital, VRDN, RB
    3.800%, 03/01/95 (A) (B)........    800     800
  Kansas City, Industrial
    Development Authority, Coach
    House II Project, VRDN, RB
    4.000%, 03/01/95 (A) (B)........  2,000   2,000
  State, Environmental Improvement
    Authority, RB
    3.750%, 06/01/95 (C)............    500     500
                                            -------
                                              3,300
                                            -------
New Jersey (10.6%)
  Berkeley Heights, BAN
    4.750%, 11/09/95................  2,765   2,770
  Elizabeth, GO, (AMBAC)
    4.300%, 08/15/95................    535     535
  Woodbridge Township, Sewer
    Utility, BAN
    4.480%, 10/06/95................  1,500   1,500
                                            -------
                                              4,805
                                            -------


                                          FACE
                                         AMOUNT  VALUE
                                          (000)  (000)
                                         ------ -------
North Carolina (0.2%)
  State, Health Care Facilities, Carol
    Woods Project, VRDN, RB
    4.000%, 03/01/95 (A) (B) (C)........ $  100 $   100
                                                -------
Ohio (4.4%)
  Montgomery County, BAN
    4.000%, 04/27/95....................  1,000   1,001
  State, Highway Authority, Series Q,
    GO
    5.700%, 05/15/95....................  1,000   1,004
                                                -------
                                                  2,005
                                                -------
Pennsylvania (12.0%)
  Berks County, Sixth And Penn
    Street Project, VRDN, RB
    4.000%, 03/07/95 (A) (B) (C)........    200     200
  Delaware County, Industrial
    Development Authority, United
    Parcel Services Project, VRDN,
    RB
    3.750%, 03/01/95 (A) (B)............  1,000   1,000
  Lehigh County, Industrial
    Development Authority, Pollution
    Control, VRDN, RB
    3.750%, 03/01/95 (A) (B) (C)........    900     900
  Montour County, Health System
    Authority, Geisinger Project,
    Series 1992B, VRDN, RB
    3.600%, 03/01/95 (A) (B) (C)........    300     300
  Philadelphia, Hospital And Higher
    Education Facility Authority,
    Community College Project,
    Series A, RB, (MBIA)
    3.750%, 05/01/95....................    535     535
  Sayre, Health Care Facility
    Authority, Pennsylvania Capital
    Financing Project, Series K,
    VRDN, RB, (AMBAC)
    4.050%, 03/07/95 (A) (B)............    800     800
  Schuylkill County, Industrial
    Development Authority,
    Westwood Energy Project,
    VRDN, RB
    4.050%, 03/01/95 (A) (B) (C)........  1,100   1,100



                                   Continued

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
FEBRUARY 28, 1995

MUNICIPAL MONEY
FUND (CONTINUED)

                                          FACE
                                         AMOUNT  VALUE
                                          (000)  (000)
                                         ------ -------
MUNICIPAL BONDS, CONCLUDED:
Pennsylvania, continued:
  State, Higher Education Authority,
    Series B, VRDN, RB
    4.100%, 03/07/95 (A) (B) (C)........ $  400 $   400
  State, Higher Educational Facilities
    Authority, Temple University
    Project, VRDN, RB
    3.600%, 03/01/95 (A) (B) (C)........    200     200
                                                -------
                                                  5,435
                                                -------
Puerto Rico (2.2%)
  Governmental Development Bank,
    TECP
    3.900%, 04/07/95....................  1,000   1,000
                                                -------
Texas (2.2%)
  Fort Worth, Water And Sewer
    Authority, RB
    8.500%, 03/01/95....................    600     600
  Harris County, Industrial
    Development Authority, Pollution
    Control, Series A, VRDN, RB
    3.900%, 03/01/95 (A) (B)............    400     400
                                                -------
                                                  1,000
                                                -------
Utah (2.6%)
  State, Housing Finance Agency,
    Series D, RB, AMT
    4.800%, 08/01/95....................  1,160   1,160
                                                -------
Virginia (4.4%)
  Richmond, RAN
    5.500%, 06/30/95 (C)................  1,000   1,003
  State, Commonwealth
    Transportation Board, Series 95A,
    RB
    5.800%, 05/15/95....................  1,000   1,003
                                                -------
                                                  2,006
                                                -------
West Virginia (4.0%)
  Marion County, Community Solid
    Waste Disposal Facility, VRDN,
    RB, AMT
    4.300%, 03/07/95 (A) (B) (C)........  1,800   1,800
                                                -------


                                          FACE
                                         AMOUNT  VALUE
                                          (000)  (000)
                                         ------ -------
Wisconsin (3.3%)
  State, Housing And Economic
    Development, Series B, RB, AMT,
    (FSA)
    4.600%, 04/01/95.................... $1,500 $ 1,500
                                                -------
Wyoming (2.0%)
  Lincoln County, Pollution Control,
    Exxon Project, Series A, VRDN,
    RB
    3.900%, 03/01/95 (A) (B)............    400     400
  Lincoln County, Pollution Control,
    Exxon Project, Series D, VRDN,
    RB
    3.900%, 03/01/95 (A) (B)............    100     100
  Platte County, Pollution Control,
    VRDN, RB
    4.000%, 03/01/95 (A) (B) (C)........    400     400
                                                -------
                                                    900
                                                -------
  Total Municipal Bonds
    (Cost $46,403,157)..................         46,403
                                                -------
  Total Investments (102.5%)
    (Cost $46,403,157)..................         46,403
                                                -------
OTHER ASSETS AND LIABILITIES (-2.5%)
Other Assets and Liabilities, Net.......         (1,151)
                                                -------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value)
    based on 45,291,867 outstanding
    shares of beneficial interest.......         45,288
  Accumulated net realized loss on
    investments.........................            (36)
                                                -------
  Total Net Assets: (100.0%)............        $45,252
                                                =======
  Net Asset Value, Offering Price and
    Redemption Price Per Share..........        $  1.00
                                                =======

---------
(A) Variable Rate Security-the rate reported on the Statement of Net Assets is the rate in effect on February 28, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.


                                   Continued

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------




(C) Securities are held in connection with a letter of credit or other credit support.
AMT-Alternative Minimum Tax
BAN-Bond Anticipation Note
GO-General Obligation
RAN-Revenue Anticipation Note
RB-Revenue Bond
TECP-Tax Exempt Commercial Paper
VRDN-Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC-American Municipal Bond Assurance Company
FGIC-Financial Guaranty Insurance Company
FSA-Financial Security Assurance
MBIA-Municipal Bond Insurance Association


NEW JERSEY MUNICIPAL
MONEY FUND

                                      FACE
                                     AMOUNT  VALUE
                                      (000)  (000)
                                     ------ -------
MUNICIPAL BONDS (99.4%)
New Jersey (85.7%)
  Cherry Hill Township, GO
    7.000%, 08/01/95 (C)............ $1,000 $ 1,008
  Essex County, Series A, BAN
    5.500%, 12/12/95................    875     878
  Hackensack, BAN
    5.500%, 12/20/95................    850     855
  Jersey City, BAN
    5.250%, 11/17/95................  2,000   2,007
  Middlesex County, GO,
    Prerefunded @ 102
    7.050%, 03/15/95 (B) (C)........    500     511
  Morristown, GO
    5.000%, 08/01/95 (C)............    695     696
  Port Authority, Versatile Struc-
    ture Obligation, Series 1,
    VRDN,
    RB, AMT
    3.900%, 03/01/95 (A) (B) (C)....  3,100   3,100


                                     FACE
                                    AMOUNT   VALUE
                                     (000)   (000)
                                    ------ --------
  Princeton Borough, BAN
    3.340%, 04/14/95 (C)........... $1,000 $  1,000
  Salem County, Pollution Control
    Project, VRDN, RB
    3.750%, 03/01/95 (A) (B) (C)...    500      500
  State Economic Development
    Authority, TECP
    3.500%, 03/07/95 (C)...........  1,000    1,000
    4.000%, 04/13/95 (C)...........  1,000    1,000
  State Economic Development
    Authority, 400 International
    Drive Partners Project,
    VRDN, RB
    3.600%, 03/01/95 (A) (B) (C)...    700      700
  State Economic Development
    Authority, Crowle Shipping
    Project, VRDN, RB
    3.550%, 03/01/95 (A) (B) (C)...  2,000    2,000
  State Economic Development
    Authority, Data Tac Industries
    Incorporated Project, Series
    W, VRDN, RB, AMT
    4.100%, 03/07/95 (A) (B) (C)...  1,115    1,115
  State Economic Development
    Authority, Dates-Tru Project,
    VRDN, RB
    3.450%, 03/01/95 (A) (B) (C)...    900      900
  State Economic Development
    Authority, Economic Growth
    Bonds, Series C-1, VRDN,
    RB, AMT
    4.100%, 03/07/95 (A) (B) (C)...    590      590
  State Economic Development
    Authority, Eldorado Terminal
    Project, Series 1984 B,
    VRDN, GO
    3.900%, 03/01/95 (A) (B).......  2,800    2,800
  State Economic Development
    Authority, Eldorado Terminal
    Project, Series 1984 B,
    VRDN, RB
    3.900%, 03/01/95 (A) (B).......  1,100    1,100



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995

NEW JERSEY MUNICIPAL
MONEY FUND (CONTINUED)

                                    FACE
                                   AMOUNT  VALUE
                                    (000)  (000)
                                   ------ -------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
  State Economic Development
    Authority, First Management
    Fellowship Project, Series B,
    VRDN, RB
    4.000%, 03/07/95 (A) (B) (C).. $1,000 $ 1,000
  State Economic Development
    Authority, Jersey Avenue
    Project, VRDN, RB
    3.900%, 03/07/95 (A) (B) (C)..    800     800
  State Economic Development
    Authority, Makita U.S.A.
     Incorporated Project,
    VRDN, RB
    4.050%, 03/07/95 (A) (B) (C)..    600     600
  State Economic Development
    Authority, Russell Berrie
    Project, VRDN, RB
    4.250%, 03/07/95 (A) (B) (C)..    200     200
  State Economic Development
    Authority, Series A, VRDN, GO
    4.200%, 03/07/95 (A) (B) (C)..    300     300
  State Economic Development
    Authority, Series J, VRDN,
    RB, AMT
    4.200%, 03/07/95 (A) (B) (C)..    650     650
  State Educational Facility
    Authority, College And
    University Equipment Project,
    Series A, VRDN, RB, (FGIC)
    3.850%, 03/07/95 (A) (B)......    550     550
  State Health Care Facilities
    Financing Authority, Hospital
    And Nursing Home
    Improvement Project,
    VRDN, RB
    3.850%, 03/07/95 (A) (B) (C)..    200     200
  State Health Care Facilities
    Financing Authority, Hospital
    Capital Asset Financing
    Project, Series A,
    VRDN, RB
    3.850%, 03/07/95 (A) (B) (C)..    600     600


                                         FACE
                                        AMOUNT  VALUE
                                         (000)  (000)
                                        ------ -------
  State Health Care Facilities
    Financing Authority, Hospital
    Capital Asset Financing, Series
    D, VRDN, RB
    3.850%, 03/07/95 (A) (B) (C)....... $  200 $   200
  State Healthcare Facilities Financ-
    ing Authority, Jersey Shore
    Medical Center Project, RB,
    (AMBAC)
    5.000%, 07/01/95 (C)...............    710     712
  State Turnpike Authority, Series
    D, VRDN, RB, (FGIC)
    3.750%, 03/07/95 (A) (B)...........  2,000   2,000
    State, TECP
    3.400%, 03/02/95 (C)...............  2,000   2,000
  State, Governmental,
    Series 501 C 3, GO
    5.800%, 08/01/95...................  1,000   1,007
  State, Series A, TRAN
    5.000%, 06/15/95...................  2,000   2,006
  Union County, Industrial Pollution
    Control Financing Authority,
    Exxon Project, VRDN, RB
    3.600%, 03/01/95 (A) (B) (C).......  1,300   1,300
  Woodbridge Township, Sewer
    Utilities, BAN
    4.480%, 10/06/95...................  1,500   1,500
                                               -------
                                                37,385
                                               -------
Pennsylvania (2.3%)
  State, Transportation Trust Fund,
    Series A, RB
    4.500%, 12/15/95...................  1,000     998
                                               -------
Puerto Rico (11.4%)
  Commonwealth Public Finance
    Agency, Series A, RB
    4.750%, 07/01/95...................  2,000   2,005
  Commonwealth Public Finance
    Authority, RB
    6.350%, 07/01/95 (C)...............    960     966

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


                                         FACE
                                        AMOUNT  VALUE
                                         (000)  (000)
                                        ------ --------
MUNICIPAL BONDS, CONCLUDED:
Puerto Rico, continued:
  Governmental Development Bank,
    TECP
    3.900%, 04/07/95................... $2,000 $ 2,000
                                               -------
                                                 4,971
                                               -------
  Total Municipal Bonds
    (Cost $43,354,348).................         43,354
                                               -------
  Total Investments (99.4%)
    (Cost $43,354,348).................         43,354
                                               -------
OTHER ASSETS AND LIABILITIES (0.6%)
Other Assets and Liabilities, Net......            256
                                               -------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value)
    based on 43,617,629 outstanding
    shares of beneficial interest......         43,617
  Accumulated net realized loss on
    investments........................             (7)
                                               -------
  Total Net Assets: (100.0%)...........        $43,610
                                               =======

  Net Asset Value, Offering Price
    and Redemption Price Per
    Share..............................          $1.00
                                               =======

---------------------
(A) Variable Rate Security-the rate reported on the Statement of Net Assets is the rate in effect on February 28, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT-Alternative Minimum Tax
BAN-Bond Anticipation Note
GO-General Obligation
RB-Revenue Bond
TECP-Tax-Exempt Commercial Paper
TRAN-Tax and Revenue Anticipation Note
VRDN-Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC-American Municipal Bond Assurance Company
FGIC-Financial Guaranty Insurance Company


PENNSYLVANIA MUNICIPAL
MONEY FUND

                                       FACE
                                      AMOUNT  VALUE
                                      (000)   (000)
                                     ------- -------
MUNICIPAL BONDS (104.8%)
Pennsylvania (104.8%)
  Allegheny County, Mortgage
    Backed Security Program,
    Series F, RB
    3.700%, 06/01/95 (C)............ $ 1,075 $ 1,075
  Allegheny County, Port
    Authority, GAN
    4.100%, 07/03/95 (C)............   1,000   1,000
  Beaver County, Industrial
    Development Authority,
    Duquesne Light Project,
    Series B, VRDN, RB
    4.050%, 03/07/95 (A) (B) (C)....     600     600
  Beaver County, Industrial
    Development Authority,
    Duquesne Light Project,
    Series A, VRDN, RB
    4.050%, 03/07/95 (A) (B) (C)....     500     500
  Berks County, Industrial
    Development Authority, VRDN,
    RB
    3.850%, 03/01/95 (A) (B) (C)....     700     700
  Chartiers Valley, Industrial and
    Commercial Development
    Authority, William Penn Place
    Project, VRDN, RB
    4.000%, 03/01/95 (A) (B) (C)....     200     200
  Conneaut, School District
    Authority, GO, (AMBAC)
    9.750%, 05/01/95................   1,000   1,009
  Delaware County, Industrial
    Development Authority, BP Oil
    Project, VRDN, RB
    3.600%, 03/07/95 (A) (B)........     200     200
  Delaware County, Industrial
    Development Authority,
    Pollution Control, TECP, (FGIC)
    3.700%, 03/01/95................   1,800   1,800
  Delaware County, Industrial
    Development Authority, Scott
    Paper Project, Series A, VRDN,
    RB
    4.100%, 03/07/95 (A) (B) (C)....   1,000   1,000





    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995





PENNSYLVANIA MUNICIPAL
MONEY FUND (CONTINUED)

                                       FACE
                                      AMOUNT  VALUE
                                       (000)  (000)
                                      ------ -------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
  Delaware County, Industrial
    Development Authority, Scott
    Paper Project, Series C, VRDN, RB
    4.100%, 03/07/95 (A) (B) (C).....   $900    $900
  Delaware County, Industrial
    Development Authority, United
    Parcel Services Project, VRDN,
    RB
    3.750%, 03/01/95 (A) (B) (C).....    900     900
  Emmaus, VRDN, GO
    4.050%, 03/07/95 (A) (B) (C).....  1,100   1,100
  Langhorne, Hospital Revenue
    Authority, Franciscan Health
    Systems Project, Series C,
    VRDN, RB
    3.750%, 03/01/95 (A) (B) (C).....    600     600
  Lehigh County, Industrial
    Development Authority,
    Pollution Control, VRDN, RB
    3.750%, 03/01/95 (A) (B) (C).....    900     900
  Montgomery County, Industrial
    Development Authority, TECP
    4.250%, 05/04/95 (C).............  2,000   2,000
  Montgomery County, Industrial
    Development Authority, Quaker
    Chemical Project, VRDN, RB
    3.850%, 03/01/95 (A) (B) (C).....    500     500
  Montour County, Health System
    Authority, Geisinger Project,
    Series B, VRDN, RB
    3.600%, 03/01/95 (A) (B) (C).....    800     800
  Northeastern, Hospital Authority,
    TECP, (MBIA)
    4.100%, 04/13/95.................    600     600
  Philadelphia, Hospital And Higher
    Education Facilities Authority,
    Children's Hospital Project,
    VRDN, RB
    3.600%, 03/01/95 (A) (B) (C).....    100     100

                                     FACE
                                    AMOUNT  VALUE
                                     (000)  (000)
                                    ------ -------
  Philadelphia, Hospitals And
    Higher Education Facility
    Authority, Community College
    Project, Series B, RB, (MBIA)
    3.750%, 05/01/95............... $  390  $  390
  Philadelphia, School District,
    Series B, GO, (AMBAC)
    3.750%, 07/01/95...............  1,000     999
  Philadelphia, School District,
    TRAN
    4.750%, 06/30/95...............  1,000   1,001
  Philadelphia, TRAN
    4.750%, 06/15/95 (C)...........  1,000   1,003
  Quakertown, Hospital Authority,
    HPS Group Pooled Financing
    Project, VRDN, RB
    3.800%, 03/07/95 (A) (B) (C)...    300     300
  Reading, School District
    Authority, GO, (MBIA)
    6.600%, 03/01/95...............  1,140   1,140
  Sayre, Health Care Facilities
    Authority, Capital Financing
    Project, Series H, VRDN, RB,
    (AMBAC)
    4.050%, 03/07/95 (A) (B).......    290     290
  Sayre, Health Care Facility
    Authority, Capital Financing
    Project, Series A, VRDN, RB,
    (AMBAC)
    4.050%, 03/07/95 (A) (B) (C)...  1,200   1,200
  Sayre, Health Care Facility
    Authority, Capital Financing
    Project, Series D, VRDN, RB,
    (AMBAC)
    4.050%, 03/07/95 (A) (B).......    800     800
  Schuylkill County, Industrial
    Development Authority,
    Northeastern Power Project,
    Series B, VRDN, RB
    4.000%, 03/01/95 (A) (B) (C)...  1,500   1,500



                                   Continued

                                                      THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------


                                     FACE
                                    AMOUNT  VALUE
                                     (000)  (000)
                                    ------ -------
MUNICIPAL BONDS, CONCLUDED:
Pennsylvania, continued:
  Schuylkill County, Industrial
    Development Authority,
    Westwood Energy Project,
    VRDN, RB
    4.050%, 03/01/95 (A) (B) (C)... $1,100 $ 1,100
  State, Energy Development
    Authority, B & W Edensburg
    Project, VRDN, RB
    4.100%, 03/07/95 (A) (B) (C)...    100     100
  State, Energy Development
    Authority, B & W Edensburg
    Project, VRDN, RB, AMT
    4.100%, 03/07/95 (A) (B) (C)...    510     510
  State, Energy Development
    Authority, Piney Creek Project,
    Series A, VRDN, RB, AMT
    4.100%, 03/07/95 (A) (B) (C)...    100     100
  State, GO
    5.700%, 08/01/95...............    625     626
    5.500%, 11/15/95...............  1,000   1,007
  State, Higher Education
    Authority, Drexel University
    Project, RB, (MBIA)
    6.500%, 05/01/95...............    250     251
  State, Higher Education
    Authority, Lasalle University
    Project, RB, (MBIA)
    6.400%, 05/01/95...............    585     588
  State, Higher Education
    Authority, Series B, VRDN, RB
    4.100%, 03/07/95 (A) (B) (C)...  3,100   3,098
  State, Higher Education
    Authority, University of
    Pennsylvania Project, Series 1,
    VRDN, RB
    4.100%, 03/07/95 (A) (B) (C)...  1,000   1,000
  State, Highway Authority,
    Series T, GO
    5.700%, 08/01/95...............    375     376
  State, Housing Finance Agency,
    Series 35A, RB
    3.800%, 04/01/95...............    500     500


                                          FACE
                                         AMOUNT  VALUE
                                          (000)  (000)
                                         ------ --------
  State, Series 1, GO
    3.000%, 05/01/95.................... $  825 $   824
  State, Series 1, TRAN
    4.750%, 06/30/95....................  2,000   2,005
                                                -------
                                                 37,192
                                                -------
  Total Municipal Bonds
    (Cost $37,192,314)..................         37,192
                                                -------
  Total Investments (104.8%)
    (Cost $37,192,314)..................         37,192
                                                -------
OTHER ASSETS AND LIABILITIES (-4.8%)
Other Assets and Liabilities, Net.......         (1,714)
                                                -------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value)
    based on 35,480,795 outstanding
    shares of beneficial interest.......         35,481
  Accumulated net realized loss on
    investments.........................             (3)
                                                -------
  Total Net Assets: (100.0%)............        $35,478
                                                =======

  Net Asset Value, Offering Price
    and Redemption Price Per
    Share...............................        $  1.00
                                                =======

---------
(A) Variable Rate Security-the rate reported on the Statement of Net Assets is the rate in effect on February 28, 1995.
(B) Put and Demand Features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT-Alternative Minimum Tax
GAN-Grant Anticipation Note
GO-General Obligation
RB-Revenue Bond
TECP-Tax-Exempt Commercial Paper
TRAN-Tax and Revenue Anticipation Note
VRDN-Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets.

AMBAC-American Municipal Bond Assurance Company
FGIC-Financial Guaranty Insurance Company
MBIA-Municipal Bond Insurance Association



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


EQUITY INCOME FUND

                                            MARKET
                                             VALUE
                                    SHARES   (000)
                                   ------- --------
COMMON STOCKS (93.2%)
Air Conditioning (0.7%)
  York International..............  53,200 $  2,048
                                           --------
Air Transportation (0.2%)
  AMR*............................   8,000      489
                                           --------
Aircraft (2.2%)
  BE Aerospace*................... 239,800    1,319
  Boeing..........................  48,700    2,246
  Sequa, Class A..................  94,900    2,669
                                           --------
                                              6,234
                                           --------
Aluminum (5.8%)
  Alcan Aluminum................ 100,000      2,425
  Aluminum of America........... 369,400     14,407
                                           --------
                                             16,832
                                           --------
Amusement & Recreation (0.0%)
  Speedway Motorsports*.........   8,100        146
                                           --------
Automotive (3.0%)
  Borg Warner Automotive*.......  75,000        488
  General Motors................ 191,800      8,175
                                           --------
                                              8,663
                                           --------
Banks (9.7%)
  Astoria Financial*............  88,000      2,750
  Bankamerica................... 276,793     13,321
  California Federal Bank*...... 143,462      1,560
  Coast Savings Financial*......  63,600        938
  Keycorp....................... 122,200      3,544
  Long Island Bancorp*.......... 100,000      1,625
  Mellon Bank...................  23,850        909
  Union Bank/San Francisco...... 101,600      3,404
                                           --------
                                             28,051
                                           --------
Building & Construction (2.5%)
  Centex Construction*.......... 251,000      3,106
  Ryland Group.................. 113,500      1,632
  Southdown*.................... 144,300      2,381
                                           --------
                                              7,119
                                           --------


                                            MARKET
                                             VALUE
                                    SHARES   (000)
                                   ------- --------
Chemicals (0.7%)
  Rhone Poulenc SA, ADR...........  30,400 $    726
  Technip ADS 144A*...............  55,700    1,406
                                           --------
                                              2,132
                                           --------
Communications Equipment (0.3%)
  Alcatel Alsthom.................  61,500      999
                                           --------
Computers & Services (0.7%)
  BMC Software....................  30,400    1,953
                                           --------
Drilling Oil & Gas Wells (1.6%)
  Noble Drilling*................. 236,400    1,300
  Sonat Offshore Drilling......... 165,100    3,447
                                           --------
                                              4,747
                                           --------
Electric Utilities (3.9%)
  Central Maine Power............. 139,400    1,952
  Central Vermont Public Service..  50,000      694
  CMS Energy......................  65,300    1,567
  New York State Electric & Gas...  49,100    1,056
  Niagara Mohawk Power............ 168,200    2,502
  Unicom.......................... 141,900    3,618
                                           --------
                                             11,389
                                           --------
Electronic and Other Electrical
  Equipment (1.2%)
  Raychem.........................  83,700    3,379
                                           --------
Energy & Power (0.6%)
  Entergy.........................  72,100    1,613
                                           --------
Environmental Services (1.1%)
  WMX Technologies................ 118,100    3,115
                                           --------
Financial Services (3.3%)
  American Express................  59,800    2,018
  Brascan Limited, Class A........ 101,700    1,335
  Green Point Financial........... 100,000    2,338
  Lehman Brothers Holding......... 213,560    3,870
                                           --------
                                              9,561
                                           --------
Food, Beverage & Tobacco (4.9%)
  Chiquita Brands International...  13,000      174
  Interstate Bakeries............. 253,600    3,867

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                              MARKET
                                               VALUE
                                      SHARES   (000)
                                     ------- --------
COMMON STOCKS, CONTINUED:
Food, Beverage & Tobacco, continued:
  Seagram.............................  49,000 $  1,507
  Universal-Virginia.................. 428,600    8,518
                                               --------
                                                 14,066
                                               --------
Forestry (0.3%)
  Rayonier............................  25,900      777
                                               --------
Gas/Natural Gas (1.8%)
  Columbia Gas System.................  14,600      380
  Enserch.............................  55,100      771
  National Fuel Gas...................  25,000      681
  Seagull Energy*..................... 197,800    3,338
                                               --------
                                                  5,170
                                               --------
Insurance (12.3%)
  Ace Limited......................... 234,200    5,796
  Aetna Life & Casualty............... 107,400    5,773
  Alexander & Alexander Services......  92,100    2,003
  American Premier Underwriter........  40,000      985
  Brierley Investments, ADR........... 625,000      900
  Chubb...............................  89,100    7,007
  Cigna...............................  75,000    5,681
  Loews...............................  10,000      971
  Old Republic International.......... 110,000    2,723
  Reinsurance Group of America........  19,200      535
  Unitrin.............................  64,000    3,136
                                               --------
                                                 35,510
                                               --------
Lumber & Wood Products (0.5%)
  Georgia-Pacific.....................  19,000    1,423
                                               --------
Machinery (3.7%)
  Black & Decker...................... 266,400    7,126
  Cooper Industries...................  59,100    2,320
  Keystone International..............  63,000    1,173
                                               --------
                                                 10,619
                                               --------
Marine Transportation (1.4%)
  Alexander & Baldwin.................  92,800    2,018
  London And Overseas Freighter,
  ADR.................................  82,400      948


                                                  MARKET
                                                   VALUE
                                          SHARES   (000)
                                         ------- --------
  OMI*.................................. 168,200 $    883
  Overseas Shipholding Group............   6,900      160
                                                 --------
                                                    4,009
                                                 --------
Medical Products & Services (0.1%)
  Haemonetics*..........................  20,000      318
                                                 --------
Metals & Mining (0.2%)
  Potash of Saskatchewan................  17,300      618
                                                 --------
Miscellaneous Business Services (0.7%)
  Policy Management Systems*............  44,200    1,995
                                                 --------
Paper & Paper Products (7.7%)
  Boise Cascade.........................  50,200    1,613
  International Paper................... 150,800   11,517
  Kimberly-Clark........................  15,000      780
  Temple-Inland......................... 102,500    5,010
  Willamette Industries.................  63,200    3,397
                                                 --------
                                                   22,317
                                                 --------
Petroleum (10.6%)
  Amerada Hess..........................  60,000    2,940
  Atlantic Richfield....................  14,100    1,546
  Burlington Resources..................  87,100    3,353
  Imperial Oil..........................  45,500    1,547
  Nordsk Hydro A.S., ADR................  66,000    2,492
  Occidental Petroleum..................   5,000       99
  Oryx Energy........................... 268,000    2,948
  Petroleum Heat And Power,
    Class A............................. 406,200    2,742
  Phillips Petroleum.................... 116,600    3,892
  Unocal................................ 153,000    4,341
  USX-Marathon Group.................... 284,500    4,623
                                                 --------
                                                   30,523
                                                 --------
Photographic Equipment & Supplies (2.1%)
  Eastman Kodak......................... 121,000    6,171
                                                 --------
Railroads (0.4%)
  Canadian Pacific......................  91,300    1,278
                                                 --------
Real Estate (4.1%)
  American Real Estate Partners*........ 125,100      985
  Equity Inns...........................  20,000      213
  Essex Property Trust.................. 161,000    2,595





                                   Continued

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
February 28, 1995


EQUITY INCOME FUND (CONTINUED)

                                    SHARES/
                                      FACE    MARKET
                                     AMOUNT    VALUE
                                     (000)     (000)
                                    ------- ----------
COMMON STOCKS, CONCLUDED:
Real Estate, continued:
  Gables Residential Trust.......    56,100 $    1,066
  Koger Equity*..................   163,500      1,206
  Newhall Land & Farming.........    74,200      1,085
  Storage Equities...............   163,800      2,416
  Sun Communities................   104,200      2,358
                                            ----------
                                                11,924
                                            ----------
Retail (0.7%)
  Hills Department Stores*.......    36,100        736
  Kmart..........................   100,700      1,283
                                            ----------
                                                 2,019
                                            ----------
Telephones & Telecommunication
  (4.2%)
  BCE............................   249,900      7,716
  Comsat.........................   122,500      2,174
  LDDS Communications*...........    95,614      2,241
                                            ----------
                                                12,131
                                            ----------
  Total Common Stocks
    (Cost $257,077,989)............            269,338
                                            ----------
CONVERTIBLE PREFERRED STOCKS (3.8%)
  Boise Cascade, 7.48% Series G..    99,800      2,732
  Glendale Federal Savings Bank,
    8.75% Series E................. 211,450      5,841
  Reynolds Metals, 7.00% Series..    30,600      1,461
  Santa Fe Energy Resources,
    Series A....................... 100,000        900
                                            ----------
  Total Convertible Preferred
    Stocks (Cost $9,715,335).......             10,934
                                            ----------
WARRANTS (0.1%)
  Glendale Federal Savings Bank
    Warrants*...................... 130,480        326
                                            ----------
  Total Warrants
    (Cost $369,912)................                326
                                            ----------
CONVERTIBLE BONDS (1.6%)
  AMR 6.125%, 11/01/24...........    $4,775      4,309
  Riverwood International
    6.750%, 09/15/03...............     360        391
                                            ----------
  Total Convertible Bonds
    (Cost $4,849,913)..............              4,700
                                            ----------


                                         FACE   MARKET
                                        AMOUNT   VALUE
                                         (000)   (000)
                                        ------ ---------
REPURCHASE AGREEMENT (1.0%)
  JP Morgan, 6.05%, dated 02/28/95,
    matures 03/01/95, repurchase
    price $2,766,465 (collateralized by
    United States Treasury Bonds,
    par value $2,805,000, 5.125%,
    11/15/95, market value
    $2,779,580)........................ $2,766 $  2,766
                                               --------
  Total Repurchase Agreement
    (Cost $2,766,000)..................           2,766
                                               --------
  Total Investments (99.7%)
    (Cost $274,779,149)................         288,064
                                               --------
OTHER ASSETS AND LIABILITIES (0.3%)
Other Assets and Liabilities, Net......             825
                                               --------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value)
    based on 24,355,658 outstanding
    shares of beneficial interest......         277,951
  Accumulated net realized loss on
    investments........................          (2,408)
  Net unrealized appreciation on
    investments........................          13,284
  Undistributed net investment
    income.............................              62
                                               --------
  Total Net Assets: (100.0%)...........        $288,889
                                               ========
  Net Asset Value and Redemption
    Price Per Share....................          $11.86
                                               ========
  Maximum Public Offering Price Per
    Share ($11.86/96.25%)..............          $12.32
                                               ========

---------
*Non-income producing security
ADR-American Depository Receipt


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                               THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------

GROWTH FUND

                                                  MARKET
                                                   VALUE
                                        SHARES     (000)
                                       -------   --------
COMMON STOCKS (91.7%)
Air Conditioning (1.1%)
  York International..................  38,700     $1,490
                                                 --------
Autoparts (1.7%)
  Autozone*...........................  90,100      2,388
                                                 --------
Broadcasting, Newspapers &
  Advertising (1.7%)
  Comcast Corporation Special,
    Class A........................... 150,000      2,363
                                                 --------
Building & Construction (1.1%)
  Foster Wheeler......................  44,900      1,470
                                                 --------
Chemical & Allied Products (6.1%)
  Albemarle........................... 130,000      1,853
  Engelhard........................... 111,000      2,928
  Loctite.............................  17,100        787
  Zeneca Group PLC, ADR...............  72,000      2,978
                                                 --------
                                                    8,546
                                                 --------
Commercial Banks (3.9%)
  JP Morgan...........................  34,000      2,193
  Republic New York...................  66,000      3,292
                                                 --------
                                                    5,485
                                                 --------
Communications Equipment (1.5%)
  Motorola............................  37,000      2,128
                                                 --------
Computer and Office Equipment (6.8%)
  Cisco Systems*......................  69,000      2,329
  Computer Sciences*..................  50,000      2,456
  Hewlett Packard.....................  24,000      2,760
  Microsoft*..........................  30,000      1,890
  TGV Software........................   1,300         21
                                                 --------
                                                    9,456
                                                 --------
Electronic Components (3.5%)
  AMP.................................  36,000      2,700
  General Instrument*.................  68,000      2,159
                                                 --------
                                                    4,859
                                                 --------


                                                  MARKET
                                                   VALUE
                                          SHARES   (000)
                                         ------- --------
Food & Beverage (4.1%)
  General Mills.....................    22,600 $    1,370
  Pepsico...........................    73,000      2,856
  Sara Lee..........................    58,000      1,523
                                                 --------
                                                    5,749
                                                 --------
Insurance (6.9%)
  Ace Limited.......................   126,000      3,119
  American International Group......    26,500      2,749
  American Re Insurance*............    67,200      2,293
  Value Health*.....................    38,300      1,427
                                                 --------
                                                    9,588
                                                 --------
Miscellaneous Business Services (6.5%)
  Automatic Data Processing.........    42,000      2,583
  Dun & Bradstreet..................    32,000      1,652
  Fiserv*...........................   107,000      2,808
  Policy Management Systems*........    44,000      1,986
                                                 --------
                                                    9,029
                                                 --------
Miscellaneous Manufacturing (1.1%)
  International Game Technology.....   107,000      1,498
                                                 --------
Mortgage Bankers (2.2%)
  Federal National Mortgage
    Association.......................  40,000      3,085
                                                 --------
Nursing Care Facilities (1.0%)
  Beverly Enterprises*..............   109,000      1,417
                                                 --------
Oil Service (1.4%)
  Schlumberger......................    34,500      1,962
                                                 --------
Paper & Paper Products (3.3%)
  International Paper...............    21,900      1,673
  Kimberly-Clark....................    50,000      2,600
                                                 --------
                                                    4,273
                                                 --------
Petroleum (6.4%)
  Amoco.............................    54,000      3,199
  Burlington Resources..............    35,000      1,348
  Kerr McGee........................    32,000      1,612
  Unocal............................    99,000      2,809
                                                 --------
                                                    8,968
                                                 --------


                                   Continued

SCHEDULE OF INVESTMENTS/STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


GROWTH FUND (CONTINUED)

                                                 MARKET
                                                  VALUE
                                      SHARES      (000)
                                     -------    --------
COMMON STOCK, CONCLUDED:
Pharmeceuticals (10.6%)
  Abbott Laboratories.............    77,000    $  2,734
  Biogen*.........................    25,000       1,031
  Boston Scientific*..............   134,600       2,910
  Genetics Institute*.............    42,000       1,512
  Hafslund Nycomed-Cl B ADR.......    80,300       1,596
  Perrigo*........................   100,000       1,388
  Pfizer..........................    43,000       3,555
                                                --------
                                                  14,726
                                                --------
Printing & Publishing (4.4%)
  Knight-Ridder...................    26,800       1,471
  Scholastic*.....................    51,700       2,611
  Washington Post, Class B........     8,000       2,026
                                                --------
                                                   6,108
                                                --------
Pumps and Pumping Equipment (1.5%)
  Duriron.........................   120,000       2,250
                                                --------
Retail (1.4%)
  Wal-Mart Stores.................    85,000       2,019
                                                --------
Rubber & Plastic (3.3%)
  Illinois Tool Works.............    70,000       3,141
  Rubbermaid......................    46,000       1,455
                                                --------
                                                   4,596
                                                --------
Steel & Steel Works (0.8%)
  LTV*............................    74,000       1,138
                                                --------
Telephones & Telecommunication
  (7.3%)
  AT&T............................    36,500       1,889
  Ericsson (L.M.) Telephone, ADR..    50,000       2,843
  MCI Communications..............    90,000       1,811
  Telefonos de Mexico, Class L,
    ADR...........................    49,600       1,370
  Vodafone Group, ADR.............    75,000       2,288
                                                --------
                                                  10,201
                                                --------
Trucking (2.1%)
  M.S. Carriers*..................   120,200       2,945
                                                --------
  Total Common Stocks
    (Cost $117,054,965)...........               127,737
                                                --------


                                     SHARES/
                                       FACE      MARKET
                                      AMOUNT      VALUE
                                      (000)       (000)
                                     -------    --------
PREFERRED STOCKS (0.9%)
Petroleum Refining (0.9%)
  Nokia Pfd, ADR..................    16,500    $  1,242
                                                --------
  Total Preferred Stocks
    (Cost $666,188)...............                 1,242
                                                --------
REPURCHASE AGREEMENT (1.6%)
  JP Morgan, 6.05%, dated
    02/28/95, matures 03/01/95,
    repurchase price $2,302,387
    (collateralized by United States
    Treasury Bonds par value
    $2,335,000, 5.125%, 11/15/95,
    market value $2,313,839)........  $2,302       2,302
                                                --------
  Total Repurchase Agreement
    (Cost $2,302,000)...............               2,302
                                                --------
  Total Investments (94.2%)
    (Cost $120,023,153).............             131,281
                                                --------

---------------
*Non-income producing security
ADR-American Depository Receipt
PLC-Public Limited Company


SMALL CAP VALUE FUND

COMMON STOCKS (99.0%)
Aerospace & Defense (4.4%)
  AAR.......................... 31,500    $    434
  Thiokol...................... 15,400         398
  Watkins Johnson..............  9,300         339
                                          --------
                                             1,171
                                          --------
Air Transportation (1.3%)
  Alaska Airgroup*............. 22,600         347
                                          --------
Aircraft (1.5%)
  UNC*......................... 71,800         404
                                          --------
Amusement & Recreation (2.9%)
  Huffy........................ 23,400         360
  Outboard Marine.............. 18,800         395
                                          --------
                                               755
                                          --------


    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                            MARKET
                                             VALUE
                                     SHARES  (000)
                                     ------ -------
COMMON STOCKS, CONTINUED:
Apparel/Textiles (4.5%)
  Delta Woodside Industries.......   30,600 $   333
  Guilford Mills..................   19,000     423
  Interface.......................   30,700     433
                                            -------
                                              1,189
                                            -------
Automotive (1.3%)
  Arvin Industries................   15,200     346
                                            -------
Building & Construction (1.2%)
  CRSS............................   11,900     115
  Morrison Knudsen................   26,000     201
                                            -------
                                                316
                                            -------
Building & Construction Supplies
  (0.7%)
  Southdown*......................   11,000     182
                                            -------
Computers & Services (4.2%)
  Cray Research*..................   20,700     349
  Egghead*........................   25,000     263
  Intergraph*.....................   40,700     498
                                            -------
                                              1,110
                                            -------
Environmental Services (0.8%)
  Mid-American Waste..............   38,300     215
                                            -------
Financial Services (2.8%)
  Capstead Mortgage...............   11,400     278
  Morgan Keegan...................   29,850     448
                                            -------
                                                726
                                            -------
Food, Beverage & Tobacco (3.4%)
  Adolph Coors, Class B...........   15,300     249
  Chiquita Brands International...   23,100     309
  Rykoff-Sexton...................   21,625     332
                                            -------
                                                890
                                            -------
Footwear (1.4%)
  Brown Group.....................    8,800     284
  L.A. Gear*......................   18,700      72
                                            -------
                                                356
                                            -------
Information Services (1.2%)
  Primark*........................   21,900     318
                                            -------


                                               MARKET
                                               VALUE
                                       SHARES  (000)
                                       ------ -------
Insurance (6.4%)
  Guaranty National.................   19,500 $   336
  John Alden Financial..............   10,800     311
  Ohio Casualty.....................   11,100     374
  Provident Life & Accident
    Insurance, Class B................ 14,800     348
  Reliastar Financial...............    9,200     314
                                              -------
                                                1,683
                                              -------
Leasing & Renting (1.5%)
  Comdisco..........................    4,600     117
  PHH...............................    7,600     285
                                              -------
                                                  402
                                              -------
Machinery (4.0%)
  Nacco Industries, Class A.........    7,200     370
  SPX...............................   18,600     284
  Toro..............................   14,000     404
                                              -------
                                                1,058
                                              -------
Measuring Devices (0.8%)
  Tektronix.........................    6,200     212
                                              -------
Medical Products & Services (3.5%)
  Continental Medical Systems*......   30,900     193
  Spacelabs Medical*................   17,000     412
  Universal Health Services,
    Class B*.......................... 12,600     315
                                              -------
                                                  920
                                              -------
Metals & Mining (2.2%)
  Magma Copper*.....................   21,000     330
  Terra Industries..................   23,600     260
                                              -------
                                                  590
                                              -------
Metals Fabrication (1.4%)
  Amcast Industrial.................   19,000     359
                                              -------
Miscellaneous Business Services
  (1.7%)
  National Service Industries.......    9,600     258
  Pinkerton's*......................   10,700     190
                                              -------
                                                  448
                                              -------
Miscellaneous Consumer Services
  (1.1%)
  CPI...............................   19,000     285
                                              -------


                                   Continued

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


SMALL CAP VALUE FUND (CONTINUED)

                                          MARKET
                                          VALUE
                                  SHARES  (000)
                                  ------ -------
COMMON STOCKS, CONCLUDED:
Natural Gas (3.9%)
  Energen......................   19,000 $   418
  Enserch......................   21,800     305
  UGI..........................   14,500     294
                                         -------
                                           1,017
                                         -------
Paper & Paper Products (3.6%)
  Nashua.......................   14,500     286
  Pope And Talbot..............   21,000     347
  Stone Container..............   13,000     304
                                         -------
                                             937
                                         -------
Petroleum (3.4%)
  Diamond Shamrock R&M.........   12,200     305
  Pool Energy Services*........   39,700     303
  Quaker State.................   20,700     300
                                         -------
                                             908
                                         -------
Printing & Publishing (2.9%)
  Bowne........................   21,300     364
  Gibson Greetings.............   23,100     217
  Western Publishing Group*....   20,500     195
                                         -------
                                             776
                                         -------
Real Estate (1.6%)
  Pulte........................   18,300     421
                                         -------
Retail (11.8%)
  Caldor*......................   13,900     318
  Fred's.......................   30,000     300
  General Host.................   26,250     167
  Genesco*.....................   53,100     126
  Good Guys*...................   30,100     357
  Hechinger, Class A...........   39,000     452
  Ross Stores..................   25,600     299
  Ruddick......................   19,200     391
  Sizzler International........   57,300     365
  United States Shoe...........   18,100     344
                                         -------
                                           3,119
                                         -------
Rubber & Plastic (0.4%)
  Furon........................    5,100     101
                                         -------


                                                MARKET
                                                VALUE
                                        SHARES  (000)
                                        ------ -------
Semi-Conductors/Instruments (4.1%)
  Applied Magnetics*.................   31,500 $    95
  M/A Communications*................   35,600     245
  Pioneer Standard Electronics.......   24,200     423
  Quantum*...........................   22,300     329
                                               -------
                                                 1,092
                                               -------
Steel & Steel Works (2.3%)
  Geneva Steel, Class A*.............   17,700     230
  Quanex.............................   16,500     388
                                               -------
                                                   618
                                               -------
Trucking (1.2%)
  Carolina Freight...................   27,300     324
                                               -------
Utilities (3.6%)
  IES Industries.....................   10,100     276
  United Illuminating................   11,000     366
  Washington Water Power.............   20,600     309
                                               -------
                                                   951
                                               -------
Wholesale (6.0%)
  Bergen Brunswig, Class A...........   25,095     684
  Handleman..........................   34,500     367
  Marshall Industries*...............   12,400     322
  Universal-Virginia.................   10,200     203
                                               -------
                                                 1,576
                                               -------
  Total Common Stocks
    (Cost $25,965,711).................         26,122
                                               -------
  Total Investments (99.0%)
    (Cost $25,965,711).................         26,122
                                               -------
OTHER ASSETS AND LIABILITIES (1.0%)
Other Assets and Liabilities, Net......            271
                                               -------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value) based
    on 2,397,825 outstanding shares
    of beneficial interest.............         25,719
  Accumulated net realized gain on
    investments........................            479
  Net unrealized appreciation on
    investments........................            156

                                   Continued

                                                      THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------




                                           MARKET
                                           VALUE
                                   SHARES  (000)
                                   ------ -------

NET ASSETS, CONCLUDED:
  Undistributed net investment
    income........................            $39
                                          -------
  Total Net Assets: (100.0%)....          $26,393
                                          -------
  Net Asset Value and Redemption
    Price Per Share...............         $11.01
                                          -------
  Maximum Public Offering Price
    Per Share ($11.01/96.25%).....         $11.44
                                          -------

------------------
*Non-income producing security

BALANCED FUND

COMMON STOCKS (48.5%)
Aerospace & Defense (1.0%)
  Raytheon......................    3,500    $247
                                          -------
Aircraft (0.8%)
  United Technologies...........    3,000     199
                                          -------
Automotive (1.6%)
  Dana..........................    7,500     185
  Ford Motor....................    8,000     209
                                          -------
                                              394
                                          -------
Banks (3.8%)
  Comerica......................    6,500     183
  JP Morgan.....................    3,000     192
  Keycorp.......................    6,400     186
  Mellon Bank...................    5,000     191
  PNC Financial.................    6,000     153
                                          -------
                                              905
                                          -------
Chemicals (3.1%)
  Crompton & Knowles............   10,000     169
  E.I. Dupont de Nemours........    4,000     224
  Engelhard.....................    7,000     185
  Witco.........................    5,800     166
                                          -------
                                              744
                                          -------


                                                MARKET
                                                VALUE
                                        SHARES  (000)
                                        ------ -------

Communications Equipment (0.8%)
  Harris.............................    4,000    $180
                                               -------
Computers & Services (1.4%)
  Novell*............................    8,200     167
  Pitney Bowes.......................    5,000     177
                                               -------
                                                   344
                                               -------
Drugs (3.1%)
  Bristol Myers Squibb...............    4,000     248
  Merck..............................    4,300     182
  Schering Plough....................    1,700     133
  Warner Lambert.....................    2,500     191
                                               -------
                                                   754
                                               -------
Electrical Equipment (1.0%)
  Grainger (W.W.)....................    4,000     245
                                               -------
Electronic Equipment (2.2%)
  General Electric...................    6,000     329
  Texas Instruments..................    2,500     197
                                               -------
                                                   526
                                               -------
Environmental Services (1.2%)
  Wheelabrator Technologies..........   10,000     138
  WMX Technologies...................    5,800     152
                                               -------
                                                   290
                                               -------
Financial Services (0.8%)
  Federal National Mortgage
    Association........................  2,500     193
                                               -------
Food, Beverage & Tobacco (3.0%)
  Anheuser Busch.....................    2,800     158
  Archer Daniels Midland.............    9,000     171
  Pepsico............................    5,000     196
  Philip Morris Companies............    3,000     182
                                               -------
                                                   707
                                               -------
Holding Company, Diversified (0.7%)
  Hanson PLC, ADR....................    8,500     159
                                               -------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


BALANCED FUND (CONTINUED)

                                                  MARKET
                                                  VALUE
                                          SHARES  (000)
                                          ------ -------

COMMON STOCKS, CONCLUDED:
Household Furniture & Fixtures (0.7%)
  Masco................................    6,200    $156
                                                 -------
Insurance (1.5%)
  Lincoln National.....................    4,700     190
  Loews................................    1,700     165
                                                 -------
                                                     355
                                                 -------
Machinery (1.4%)
  BW/IP, Inc...........................    7,000     112
  Ingersoll Rand.......................    7,000     223
                                                 -------
                                                     335
                                                 -------
Miscellaneous Manufacturing (1.8%)
  Duracell International...............    4,000     167
  Minnesota Mining and
    Manufacturing........................  5,000     273
                                                 -------
                                                     440
                                                 -------
Oil Services (0.8%)
  Schlumberger.........................    3,500     199
                                                 -------
Paper & Paper Products (1.8%)
  Kimberly-Clark.......................    5,000     260
  Weyerhaeuser.........................    4,000     163
                                                 -------
                                                     423
                                                 -------
Petroleum (3.4%)
  Atlantic Richfield...................    2,000     219
  Burlington Resources.................    5,500     212
  Chevron..............................    3,800     181
  Texaco...............................    3,000     191
                                                 -------
                                                     803
                                                 -------
Professional Services (0.8%)
  Dun & Bradstreet.....................    3,800     196
                                                 -------
Railroads (1.6%)
  Norfolk Southern.....................    3,000     198
  Union Pacific........................    3,500     183
                                                 -------
                                                     381
                                                 -------


                                          SHARES/
                                            FACE   MARKET
                                           AMOUNT  VALUE
                                           (000)   (000)
                                          ------- -------

Restaurants (0.6%)
  McDonald's...........................     4,200 $   140
                                                  -------
Retail (3.1%)
  J. C. Penney.........................     4,000     172
  May Department Stores................     6,000     219
  Toys "R" Us*.........................     6,500     181
  Wal-Mart Stores......................     7,200     171
                                                  -------
                                                      743
                                                  -------
Semi-Conductors/Instruments (1.0%)
  Avnet................................     6,000     233
                                                  -------
Telephones & Telecommunication (3.5%)
  Airtouch Communications*.............     5,500     150
  American Telephone & Telegraph.......     5,500     284
  Bell Atlantic........................     4,000     215
  GTE..................................     5,800     194
                                                  -------
                                                      843
                                                  -------
Utilities (2.0%)
  Dominion Resources of Virginia.......     4,500     171
  General Public Utilities.............     4,000     121
  Pacific Gas and Electric.............     7,000     179
                                                  -------
                                                      471
                                                  -------
  Total Common Stocks
    (Cost $11,120,096)...................          11,605
                                                  -------
CORPORATE BONDS (6.6%)
  Associates, N.A.
     7.250%, 05/15/98....................    $200     199
  Ford Motor Credit
     7.500%, 06/15/04....................     250     243
  General Electric Capital
     8.000%, 01/15/98....................     200     204
  Pepsico
     6.250%, 09/01/99....................     200     191
  Southern California Edison
     5.875%, 02/01/98....................     200     191
  Wal-Mart Stores
     8.000%, 09/15/06....................     300     303
  WMX Technologies
     8.250%, 11/15/99....................     250     257
                                                  -------
  Total Corporate Bonds
    (Cost $1,569,957)....................           1,588
                                                  -------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                        FACE   MARKET
                                       AMOUNT  VALUE
                                       (000)   (000)
                                      ------- -------

CONVERTIBLE BONDS (0.9%)
  Time Warner
    8.750%, 01/10/15................     $200  $  201
                                              -------
  Total Convertible Bonds
    (Cost $200,156)..................             201
                                              -------
ASSET BACKED SECURITIES (1.0%)
  American Express Master Trust
     7.150%, 08/15/99................     250     246
                                              -------
  Total Asset Backed Securities
    (Cost $244,922)..................             246
                                              -------
U.S. TREASURY OBLIGATIONS (30.2%)
  U.S. Treasury Bonds
     7.250%, 05/15/16................     500     483
     7.500%, 11/15/16................     500     495
     8.125%, 08/15/19................     500     529
  U.S. Treasury Notes
     5.500%, 04/30/96................     500     494
     6.000%, 06/30/96................     200     198
     6.125%, 07/31/96................     150     149
     7.250%, 08/31/96................     500     504
     7.500%, 01/31/97................     300     304
     6.750%, 02/28/97................     250     250
     6.750%, 05/31/97................     250     249
     7.375%, 11/15/97................     500     505
     7.250%, 02/15/98................     400     403
     7.500%, 10/31/99................     500     508
     6.375%, 01/15/00................     250     243
     7.500%, 11/15/01................     650     664
     7.500%, 05/15/02................     500     510
     6.375%, 08/15/02................     250     238
     7.250%, 05/15/04................     250     250
     7.875%, 11/15/04................     250     261
                                              -------
  Total U. S. Treasury Obligations
    (Cost $7,157,533)................           7,237
                                              -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.3%)
  Federal Home Loan Mortgage
    Corporation
    7.125%, 07/21/99.................     300     299
                                              -------
  Total U.S. Government Agency
    Obligations (Cost $296,344)......             299
                                              -------


                                       FACE      MARKET
                                      AMOUNT     VALUE
                                   (000)/SHARES  (000)
                                   ------------ -------

SHORT TERM INVESTMENTS (10.8%)
  Chemical Bank Repurchase
    Agreement, 6.05%, dated
    02/28/95, matures 03/01/95,
    repurchase price $1,645,276
    (collateralized by U.S.
    Treasury Note, par value
    $1,660,000, 7.25%, maturing
    02/15/98, market value
    $1,679,893)...................       $1,645  $1,645
  Temp Cash Fund................            942     942
                                                -------
  Total Short Term Investments
    (Cost $2,587,000).............                2,587
                                                -------
  Total Investments (99.3%)
    (Cost $23,176,008)............               23,763
                                                -------
OTHER ASSETS AND LIABILITIES (0.7%)
Other Assets and Liabilities,
  Net...........................                    170
                                                -------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value)
    based on 2,323,146
    outstanding shares of
    beneficial interest...........               23,216
  Accumulated net realized gain
    on investments................                  130
  Net unrealized appreciation on
    investments...................                  587
                                                -------
  Total Net Assets: (100.0%)......              $23,933
                                                =======
  Net Asset Value and
    Redemption Price Per Share....               $10.30
                                                =======
  Maximum Public Offering Price
    Per Share ($10.30/96.25%).....               $10.70
                                                =======

---------
*Non-income producing security.
ADR-American Depository Receipt
PLC-Public Limited Company


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995

SHORT/INTERMEDIATE FUND

                                         FACE   MARKET
                                        AMOUNT   VALUE
                                         (000)   (000)
                                        ------ --------
CORPORATE BONDS (36.2%)
Automobile, Finance (5.9%)
  Ford Capital BV
    9.50%, 07/01/01.................... $2,000 $  2,160
  Ford Motor Credit
    8.00%, 01/15/99....................  1,000    1,011
    8.40%, 03/26/99....................  5,000    5,118
  General Motors Acceptance
    8.60%, 07/17/95....................  2,500    2,519
    9.40%, 06/07/95....................  1,000    1,008
                                               --------
                                                 11,816
                                               --------
Banks (2.0%)
  Republic National Bank
    New York
    6.40%, 04/15/95....................  4,000    4,000
                                               --------
Beverages (6.5%)
  Coca Cola
    7.875%, 09/15/98...................  6,000    6,135
  Pepsico
    5.625%, 07/01/95...................  2,000    1,998
    6.125%, 01/15/98...................  2,000    1,950
    7.00%, 11/15/96....................  3,000    3,004
                                               --------
                                                 13,087
                                               --------
Chemical & Allied Products (1.8%)
  E.I. Dupont de Nemours
    8.45%, 10/15/96....................  3,500    3,574
                                               --------
Electric Utility (3.4%)
  Duke Power
    7.50%, 04/01/99....................  4,000    4,015
  Southern California Edison
    5.90%, 01/15/97....................  3,000    2,936
                                               --------
                                                  6,951
                                               --------
Personal Credit Institutions (4.7%)
  Associates Corporation of North
    America
    5.300%, 09/04/95...................  1,000      994
    6.375%, 04/15/95...................  2,000    2,000
    7.625%, 04/15/98...................  2,400    2,424


                                       FACE   MARKET
                                      AMOUNT   VALUE
                                       (000)   (000)
                                      ------ --------
  Beta Finance
    6.19%, 04/20/95 (A).............. $2,000 $  1,999
  Household Finance
    7.80%, 11/01/96..................  2,000    2,015
                                             --------
                                                9,432
                                             --------
Petroleum Refining (4.5%)
  Texaco Capital
    7.875%, 05/01/95.................  3,000    3,008
    8.530%, 08/15/97.................  1,350    1,385
    9.000%, 11/15/96.................  1,500    1,551
    9.000%, 12/15/99.................  3,000    3,187
                                             --------
                                                9,131
                                             --------
Retail (3.9%)
  Bass America
    6.75%, 08/01/99..................  5,000    4,856
  Wal-Mart Stores
    8.00%, 05/01/96..................  3,000    3,034
                                             --------
                                                7,890
                                             --------
Security Brokers & Dealers (3.5%)
  Goldman Sachs 4.77%, 10/16/95....    3,000    2,966
  Merrill Lynch 6.75%, 03/15/95....    4,000    4,000
                                             --------
                                                6,966
                                             --------
  Total Corporate Bonds
    (Cost $73,770,137)...............          72,847
                                             --------
Collateralized Mortgage
  Obligations (1.9%)
  Federal Home Loan Mortgage
    6.750%, 09/15/16.................  4,000    3,871
                                             --------
  Total Collateralized Mortgage
    Obligations
    (Cost $4,033,750)................           3,871
                                             --------
Asset Backed Securities (15.7%)
  American Express Master Trust
    7.150%, 08/15/99.................  4,750    4,682
  Caterpillar Finance
    6.100%, 03/17/95.................  5,000    5,000
  Chase Manhattan Master Trust
    8.750%, 08/15/99.................  2,000    2,040

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

<Caption
                                       FACE   MARKET
                                      AMOUNT   VALUE
                                       (000)   (000)
                                      ------ --------
ASSET BACKED SECURITIES, CONCLUDED:
  General Motor Acceptance
    Corporation Grantor Trust
    4.150%, 03/15/98................. $1,172 $  1,153
  Merrill Lynch Asset Backed
    5.500%, 05/15/98.................  1,837    1,818
    5.125%, 07/15/98.................  1,654    1,630
  Premier Auto Trust
    4.900%, 10/15/98.................    804      784
    4.650%, 11/02/99.................  5,527    5,328
  Standard Credit Card Master Trust
    8.875%, 09/07/99.................  5,000    5,225
    7.875%, 01/07/00.................  4,000    4,064
                                             --------
  Total Asset Backed Securities
    (Cost $31,970,403)...............          31,724
                                             --------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (2.0%)
  Federal Home Loan Mortgage
    7.860%, 01/21/97.................  2,000    2,030
  Tennessee Valley Authority
    8.375%, 10/01/99.................  2,000    2,080
                                             --------
  Total U.S. Government Agency
    Obligations (Cost $4,004,410)....           4,110
                                             --------
U. S. TREASURY OBLIGATIONS (41.9%)
  U.S. Treasury Notes
    5.125%, 11/15/95.................  2,000    1,983
    8.500%, 11/15/95.................  2,000    2,027
    7.500%, 01/31/96.................  8,000    8,073
    4.625%, 02/15/96.................  5,000    4,915
    5.125%, 03/31/96.................  3,000    2,956
    4.250%, 05/15/96.................  3,000    2,919
    7.375%, 05/15/96.................  2,000    2,018
    7.250%, 08/31/96.................  1,000    1,008
    6.500%, 11/30/96.................  1,000      996
    7.250%, 11/30/96.................  2,000    2,016
    6.250%, 01/31/97.................  3,000    2,972
    6.750%, 02/28/97.................  2,000    1,999
    6.875%, 04/30/97................. 10,000   10,008
    6.500%, 05/15/97.................  5,000    4,963


                                         FACE
                                        AMOUNT  MARKET
                                        (000)/   VALUE
                                        SHARES   (000)
                                        ------ ---------
    6.750%, 05/31/97................... $8,000 $  7,981
    5.625%, 08/31/97...................  8,000    7,774
    5.750%, 10/31/97...................  3,000    2,916
    6.000%, 11/30/97...................  5,000    4,887
    7.875%, 01/15/98...................  4,000    4,096
    7.250%, 02/15/98...................  4,000    4,034
    5.125%, 02/28/98...................  1,000      951
    8.000%, 08/15/99...................  3,000    3,108
                                               ---------
  Total U. S. Treasury Obligations
    (Cost $86,193,884).................          84,600
                                               ---------
SHORT TERM INVESTMENTS (1.1%)
  Temp Cash Fund.....................    2,141    2,141
                                               ---------
  Total Short Term Investments
    (Cost $2,141,028)..................           2,141
                                               ---------
  Total Investments (98.8%)
    (Cost $202,113,612)................         199,293
                                               ---------
OTHER ASSETS AND LIABILITIES (1.2%)
Other Assets and Liabilities, Net......           2,481
                                               ---------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value)
    based on 19,936,683 outstanding
    shares of beneficial interest......         207,856
  Accumulated net realized loss on
    investments........................          (3,296)
  Net unrealized depreciation on
    investments........................          (2,821)
  Undistributed net investment
    income.............................              35
                                               ---------
  Total Net Assets: (100.0%)...........        $201,774
                                               ---------
  Net Asset Value and Redemption
    Price Per Share....................          $10.12
                                               ---------
  Maximum Public Offering Price
    Per Share ($10.12/96.25%)..........          $10.51
                                               ---------

-----------------
(A) Variable Rate Security-the rate reported on the Statement of Net Assets is the rate in effect on February 28, 1995.



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


FIXED INCOME FUND

                                      FACE   MARKET
                                     AMOUNT   VALUE
                                     (000)    (000)
                                    ------- --------
CORPORATE BONDS (41.9%)
Auto Finance (3.1%)
  Ford Capital BV
    9.50%, 07/01/01................ $ 1,000 $  1,080
  Ford Motor Credit
    6.75%, 08/15/08................   5,000    4,475
    8.00%, 01/15/99................   2,000    2,023
                                            --------
                                               7,578
                                            --------
Banks (3.0%)
  Banque Nationale de Paris
    9.875%, 05/25/98...............   1,000    1,074
  National Westminster Bank,
    New York
    9.45%, 05/01/01................   4,000    4,334
  Toronto Dominion Bank,
    New York
    7.875%, 08/15/04...............   2,000    1,968
                                            --------
                                               7,376
                                            --------
Commercial Printing (3.9%)
  R.R. Donnelley & Sons
    7.00%, 01/01/03................   2,000    1,933
    8.875%, 04/15/21...............   7,000    7,656
                                            --------
                                               9,589
                                            --------
Electric Utility (1.2%)
  Southern California Edison
    5.90%, 01/15/97................   2,000    1,957
  Teco Energy
    9.25%, 06/19/97................   1,000    1,044
                                            --------
                                               3,001
                                            --------
Financial Services (1.4%)
  Beta Finance
    6.19%, 04/20/95 (A)............   3,500    3,499
                                            --------
Food, Beverage & Tobacco (6.5%)
  Anheuser Busch
    9.00%, 12/01/09................   4,000    4,374
  Archer Daniels Midland
    7.125%, 03/01/13...............   3,000    2,764
  Coca Cola
    7.875%, 09/15/98...............   1,955    1,999


                                          FACE   MARKET
                                         AMOUNT   VALUE
                                         (000)    (000)
                                        ------- --------
  Grand Metropolitan Investment
    7.125%, 09/15/04................... $ 5,000 $  4,791
  Pepsico
    6.125%, 01/15/98...................   2,000    1,950
                                                --------
                                                  15,878
                                                --------
Paper & Allied Products (3.2%)
  Kimberly-Clark, Callable
    02/01/13 @ 100
    7.875%, 02/01/23...................   3,750    3,684
  Weyerhaeuser
    8.84%, 04/12/99....................   4,000    4,200
                                                --------
                                                   7,884
                                                --------
Personal Credit Institutions (1.7%)
  Associates Corporation of North
    America
    8.625%, 06/15/97...................   3,000    3,083
  Associates Corporation of North
    America, Callable
    04/15/96 @100
    7.625%, 04/15/98...................   1,000    1,010
                                                --------
                                                   4,093
                                                --------
Petroleum Refining (2.6%)
  Texaco Capital
    8.50%, 02/15/03....................   5,000    5,225
    9.00%, 11/15/96....................   1,000    1,034
                                                --------
                                                   6,259
                                                --------
Railroads (1.8%)
  Norfolk Southern
    9.00%, 03/01/21....................   4,000    4,365
                                                --------
Retail-Department Stores (1.3%)
  J.C. Penney, Callable
    07/12/00 @ 100
    9.45%, 07/15/02....................   3,000    3,218
                                                --------
Retail-Eating Places (2.8%)
  Bass America
    6.625%, 03/01/03...................   1,000      930
    6.75%, 08/01/99....................   4,000    3,885
  McDonald's
    7.375%, 07/15/02...................   2,000    1,998
                                                --------
                                                   6,813
                                                --------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------

                                        FACE   MARKET
                                       AMOUNT   VALUE
                                       (000)    (000)
                                      ------- --------
CORPORATE BONDS, CONCLUDED:
Retail-Grocery Stores (2.1%)
  Albertsons
    4.82%, 03/25/96.................. $ 5,000 $  4,894
                                              --------
Retail-Variety Stores (0.8%)
  Wal-Mart Stores
    8.00%, 05/01/96..................   2,000    2,023
                                              --------
Security Brokers & Dealers (2.7%)
  Merrill Lynch
    7.00%, 04/27/08..................   3,000    2,692
    8.30%, 11/01/02..................   2,000    2,030
  Merrill Lynch,
    Callable 04/15/98 @ 100
    7.05%, 05/15/03..................   2,000    1,868
                                              --------
                                                 6,590
                                              --------
Soap (0.8%)
  Procter and Gamble
    7.375%, 03/01/23.................   2,000    1,858
                                              --------
Trucking (3.0%)
  United Parcel Service
    8.375%, 04/01/20.................   7,000    7,324
                                              --------
  Total Corporate Bonds
    (Cost $104,818,508)..............          102,242
                                              --------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (3.4%)
  Federal Home Loan Mortgage
    Corporation
    8.000%, 03/15/05.................   1,773    1,786
    6.750%, 09/15/16.................   6,000    5,807
  Federal National Mortgage
    Association
    9.500%, 09/25/18.................     789      802
                                              --------
  Total Collateralized Mortgage
    Obligations
    (Cost $8,505,143)................            8,395
                                              --------
Asset Backed Securities (4.7%)
  American Express Master Trust
    7.150%, 08/15/99.................   2,000    1,971
  Chase Manhattan Master Credit
    Card Trust
    8.750%, 08/15/99.................   3,000    3,060


                                    FACE   MARKET
                                   AMOUNT   VALUE
                                   (000)    (000)
                                  ------- --------
  General Motor Acceptance
    Corporation Grantor Trust
    4.150%, 03/15/98............. $   703 $    692
  Merrill Lynch
    5.500%, 05/15/98.............   1,102    1,091
    5.125%, 07/15/98.............   1,654    1,630
  Premier Auto Trust
    4.900%, 10/15/98.............   3,218    3,135
                                          --------
  Total Asset Backed Securities
    (Cost $11,775,461)...........           11,579
                                          --------
GOVERNMENT POOLED MORTGAGES (1.3%)
  Government National Mortgage
    Association
    9.000%, 09/15/16.............     539      559
    9.000%, 10/15/19.............     334      346
    9.000%, 11/15/19.............     544      564
    9.000%, 12/15/19.............     273      283
    8.500%, 03/15/20.............     208      211
    8.500%, 04/15/20.............   1,255    1,276
                                          --------
  Total Government Pooled
    Mortgages (Cost $3,025,554)..            3,239
                                          --------
U.S. TREASURY OBLIGATIONS (37.9%)
  U.S. Treasury Bond, Callable
    02/15/02 @ 100
    7.625%, 02/15/07.............   2,000    2,021
  U.S. Treasury Bonds
    7.250%, 05/15/16.............  10,000    9,656
    8.750%, 05/15/17.............   2,000    2,243
    8.125%, 08/15/19.............   6,000    6,343
    7.875%, 02/15/21.............   1,000    1,030
    6.250%, 08/15/23.............   5,000    4,256
  U.S. Treasury Notes
    5.125%, 11/15/95.............   3,000    2,974
    4.250%, 12/31/95.............   5,000    4,911
    4.625%, 02/15/96.............   7,500    7,372
    5.125%, 03/31/96.............   2,000    1,971
    7.375%, 05/15/96.............   1,000    1,009
    4.375%, 11/15/96.............   3,000    2,887
    6.500%, 11/30/96.............   2,000    1,992
    6.500%, 05/15/97.............   2,000    1,985
    6.750%, 05/31/97.............   3,000    2,993


                                   Continued

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


FIXED INCOME FUND (CONTINUED)

                                        FACE
                                       AMOUNT  MARKET
                                       (000)/   VALUE
                                       SHARES   (000)
                                      ------- --------
U.S. TREASURY OBLIGATIONS, CONCLUDED:
  U.S. Treasury Notes, continued:
    6.500%, 08/15/97...............   $ 1,000 $    992
    5.625%, 08/31/97...............     2,000    1,944
    5.750%, 10/31/97...............     2,000    1,944
    6.000%, 11/30/97...............     3,000    2,932
    7.250%, 02/15/98...............     4,000    4,034
    5.125%, 02/28/98...............     2,000    1,903
    5.125%, 03/31/98...............     7,000    6,648
    8.250%, 07/15/98...............     2,000    2,074
    7.125%, 10/15/98...............     2,000    2,013
    5.125%, 11/30/98...............     2,000    1,876
    6.375%, 01/15/99...............     2,000    1,956
    7.000%, 04/15/99...............     2,000    2,000
    8.500%, 11/15/00...............     6,000    6,388
    7.750%, 02/15/01...............     2,000    2,062
                                              --------
  Total U.S. Treasury Obligations
    (Cost $95,074,699).............             92,409
                                              --------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (1.2%)
  Federal Home Loan Mortgage
    Corporation
    7.125%, 07/21/99...............     3,000    2,989
                                              --------
  Total U.S. Government Agency
    Obligations
    (Cost $2,989,800)..............              2,989
                                              --------
YANKEE BONDS (3.4%)
  Hydro Quebec
    9.400%, 02/01/21...............     3,000    3,236
  Province of Ontario
    8.000%, 10/17/01...............     5,000    5,088
                                              --------
  Total Yankee Bonds
    (Cost $8,156,580)..............              8,324
                                              --------
SHORT TERM INVESTMENTS (5.0%)
  Temp Cash Fund.................      12,134   12,134
                                              --------
  Total Short Term Investments
    (Cost $12,134,069).............             12,134
                                              --------
  Total Investments (98.8%)
    (Cost $246,479,814)............            241,311
                                              --------


                                         FACE   MARKET
                                        AMOUNT   VALUE
                                         (000)   (000)
                                        ------ ---------
OTHER ASSETS AND LIABILITIES (1.2%)
Other Assets and Liabilities, Net..            $  2,827
                                               ---------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value)
    based on 24,271,783
    outstanding shares of
    beneficial interest................         252,500
  Accumulated net realized loss on
    investments........................          (3,224)
  Net unrealized depreciation on
    investments........................          (5,168)
  Undistributed net investment
    income.............................              30
                                               ---------
  Total Net Assets: (100.0%).........          $244,138
                                               =========
  Net Asset Value and Redemption
    Price Per Share....................          $10.06
                                               =========
  Maximum Public Offering Price
    Per Share ($10.06/96.25%)..........          $10.45
                                               =========

-------------------
(A) Variable Rate Security-the rate reported on the Statement of Net Assets is the rate in effect on February 28, 1995.

MUNICIPAL BOND FUND

MUNICIPAL BONDS (96.5%)
Arizona (3.5%)
  Salt River Project, Series A, RB
    5.300%, 01/01/03................... $  500   $  503
  Scottsdale, Municipal Property
    Corporation, RB, (FGIC),
    Callable 11/01/02 @ 100
    6.250%, 11/01/10...................    500      506
                                               ---------
                                                  1,009
                                               ---------
California (6.0%)
  Azusa, Unified School District,
    GO, (AMBAC)
    5.100%, 05/01/07...................    830      784


    The accompanying notes are an integral part of the finanial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                      FACE   MARKET
                                     AMOUNT  VALUE
                                      (000)  (000)
                                     ------ -------
MUNICIPAL BONDS, CONTINUED:
California, continued
  State Public Power Authority,
    San Juan Power Project,
    Series A, RB, (MBIA), Callable
    01/01/05 @ 100
    5.375%, 01/01/10..............   $1,000 $   945
                                            -------
                                              1,729
                                            -------
Florida (1.9%)
  Palm Beach County, Solid Waste
    Authority, RB, Callable
    07/01/97 @ 103
    8.625%, 07/01/04..............      500     553
                                            -------
Hawaii (7.6%)
  Honolulu, Series C, GO,
    Prerefunded @ 101
    7.150%, 06/01/00 (B)..........    1,000   1,102
  State, Series BR, GO,
    Prerefunded @ 100
    7.000%, 06/01/00 (B)..........    1,000   1,086
                                            -------
                                              2,188
                                            -------
Illinois (12.3%)
  Chicago, School Finance
    Authority, Series B, GO,
    (MBIA), Callable
    06/01/96 @ 102
    7.600%, 06/01/02..............      250     263
  Kane County, Elgin Community
    College Project, Series A, RB,
    (FGIC)
    5.300%, 12/01/09..............    1,000     979
  State Education Facilities
    Authority, Shedd Aquarium
    Society, Series A, RB,
    Mandatory Put @ 102
    8.625%, 09/26/97 (B) (C)......      560     607
  State Education Facilities
    Authority, Wesleyan University
    Project, RB
    5.600%, 09/01/11 (C)..........    1,260   1,172


                                        FACE   MARKET
                                       AMOUNT  VALUE
                                        (000)  (000)
                                       ------ -------
  Winnebago and Boone Counties,
    Rockford School District,
    Series C, GO, (FGIC)
    5.900%, 02/01/05.................. $  500 $   512
                                              -------
                                                3,533
                                              -------
Kentucky (1.8%)
  Jefferson County, Capital Project,
    Series A, RB
    5.650%, 08/15/03..................    500     506
                                              -------
Louisiana (1.7%)
  State Recovery District Sales Tax
    Revenue, VRDN, RB, (MBIA)
    3.750%, 03/01/95 (A) (B)..........    500     500
                                              -------
Michigan (3.2%)
  State Municipal Bond Authority,
    Revolving Fund, RB
    5.400%, 10/01/14..................  1,015     920
                                              -------
Minnesota (3.3%)
  State, GO
    5.000%, 08/01/05..................  1,000     956
                                              -------
Nebraska (1.8%)
  State Public Power Supply
    Systems, RB, Callable
    01/01/03 @ 102
    6.000%, 01/01/08..................    500     503
                                              -------
New Hampshire (2.0%)
  State Turnpike Authority,
    Series A, RB, (FGIC), Callable
    11/01/03 @ 100
    7.000%, 11/01/06..................    500     563
                                              -------
Ohio (4.5%)
  Columbus, Refuse Coal Fired
    Plant, GO
    6.625%, 09/15/01..................    265     285
  State Water Development
    Authority, RB, (AMBAC),
    Callable 12/01/02 @ 102
    6.000%, 12/01/08..................  1,000   1,015
                                              -------
                                                1,300
                                              -------


                                   Continued

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995



MUNICIPAL BOND FUND (CONTINUED)

                                       FACE   MARKET
                                      AMOUNT  VALUE
                                       (000)  (000)
                                      ------ -------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania (16.7%)
  Geisinger Health System,
    Series B, VRDN, RB
    3.600%, 03/01/95 (A) (B) (C)..... $  500 $   500
  Philadelphia, Hospital and Higher
    Education Facilities Authority,
    Children's Hospital Project,
    VRDN, RB
    3.600%, 03/01/95 (A) (B) (C).....    600     600
  Schuylkill County, Industrial
    Development Authority,
    Westwood Energy Project,
    VRDN, RB
    4.050%, 03/01/95 (A) (B) (C).....    700     699
  Schuylkill County, Redevelopment
    Authority, Commonwealth
    Lease, Series A, RB, (FGIC),
    Callable 06/01/03 @ 100
    6.950%, 06/01/04.................    500     546
  Solanco School District, GO,
    (FGIC), Callable
    02/15/04 @ 100
    6.300%, 02/15/14.................  1,000   1,006
  State Higher Education
    Authority, Student Loan
    Assistance Agency, Series A,
    RB, (FGIC)
    6.800%, 12/01/00.................    630     672
  State Public School Building
    Authority, Series D, RB,
    (FGIC), Callable
    07/01/02 @ 102
    6.250%, 01/01/07.................    500     519
  Westmoreland County, GO,
    (AMBAC)
    6.050%, 06/01/97.................    250     255
                                             -------
                                               4,797
                                             -------
Puerto Rico (2.1%)
  Telecom Authority, RB, (MBIA)
    5.250%, 01/01/05.................    500     493


                                       FACE   MARKET
                                      AMOUNT  VALUE
                                       (000)  (000)
                                      ------ -------
  University of Puerto Rico,
    Series L, RB, Callable
    06/01/96 @ 102
    7.750%, 06/01/07 (C)............. $  100 $   105
                                             -------
                                                 598
                                             -------
South Carolina (1.8%)
  Piedmont, Municipal Power
    Agency, RB, (MBIA)
    6.250%, 01/01/09.................    500     525
                                             -------
South Dakota (1.8%)
  State Building Lease Authority,
    Series A, RB, (CGIC)
    6.375%, 09/01/05.................    500     529
                                             -------
Tennessee (3.7%)
  State, Series B, GO, Callable
    06/01/01 @ 101.5
    6.850%, 06/01/10.................  1,000   1,073
                                             -------
Texas (3.8%)
  Harris County, GO, Callable
    08/01/01 @ 102
    7.000%, 08/01/09.................    500     539
  University of Texas, Series A,
    RB, Callable 08/15/01 @ 102
    7.000%, 08/15/07.................    500     546
                                             -------
                                               1,085
                                             -------
Utah (1.7%)
  Salt Lake City, Motor Fuel Excise
    Tax, Series A, RB
    5.400%, 02/01/03.................    500     487
                                             -------
Vermont (7.4%)
  Burlington, Waterworks Systems,
    Series A, RB, (FGIC), Callable
    07/01/97 @ 102
    6.875%, 07/01/12.................  1,000   1,046
  State, Series A, GO,
    Prerefunded @ 102
    6.750%, 02/01/00 (B).............  1,000   1,087
                                             -------
                                               2,133
                                             -------

                                   Continued
                                       42

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                         FACE
                                        AMOUNT  MARKET
                                        (000)/  VALUE
                                        SHARES  (000)
                                        ------ --------
MUNICIPAL BONDS, CONCLUDED:
Virginia (3.5%)
  Loudoun County, Industrial
    Development Authority,
    Marriott Project, VRDN, RB
    4.050%, 03/01/95 (A) (B) (C)....... $  500 $   500
  State Housing Development
    Authority, Series A, RB, AMT
    6.700%, 07/01/05 (C)...............    500     518
                                               --------
                                                 1,018
                                               --------
Washington (1.8%)
  Port of Seattle, Series A, RB,
    Callable 11/01/02 @ 102
    6.250%, 11/01/10...................    500     510
                                               --------
Washington, D.C. (1.7%)
  District of Columbia, Series C,
    GO, (AMBAC),
    Prerefunded @ 102
    7.600%, 06/01/98 (B)...............    450     492
                                               --------
Wisconsin (0.9%)
  Milwaukee, Sewer District, GO
    6.125%, 10/01/03...................    250     259
                                               --------
  Total Municipal Bonds
    (Cost $28,048,080).................         27,766
                                               --------
SHORT TERM INVESTMENTS (3.6%)
  SEI Institutional Tax-Free
    Portfolio
    3.93%, 03/07/95....................  1,026   1,026
                                               --------
  Total Short Term Investment
    (Cost $1,026,246)..................          1,026
                                               --------
  Total Investments (100.1%)
    (Cost $29,074,326).................         28,792
                                               --------
OTHER ASSETS AND LIABILITIES (-0.1%)
  Other Assets and Liabilities, Net....            (42)
                                               --------


                                                  MARKET
                                                  VALUE
                                                  (000)
                                                 --------
NET ASSETS:
  Portfolio shares (unlimited authorization-no
    par value) based on 2,796,278 outstanding
    shares of beneficial interest............... $30,114
  Accumulated net realized loss on
    investments.................................  (1,091)
  Net unrealized depreciation on investments....    (282)
  Distributions in excess of net investment
    income......................................       9
                                                 --------
  Total Net Assets: (100.0%).................... $28,750
                                                 ========
  Net Asset Value and Redemption Price Per
    Share....................................... $ 10.28
                                                 ========
  Maximum Public Offering Price Per
    Share ($10.28/96.25%)....................... $ 10.68
                                                 ========

-----------------------------------------------------
(A) Variable Rate Security-the rate reflected on the Statement of Net Assets is the rate in effect on February 28, 1995.
(B) Put and demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT-Alternative Minimum Tax
GO-General Obligation
RB-Revenue Bond
VRDN-Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC-American Municipal Bond Assurance Company
CGIC-Capital Guaranty Insurance Company
FGIC-Financial Guaranty Insurance Company
MBIA-Municipal Bond Insurance Association


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


NEW JERSEY MUNICIPAL
BOND FUND

                                       FACE   MARKET
                                      AMOUNT  VALUE
                                       (000)  (000)
                                      ------ -------
MUNICIPAL BONDS (99.4%)
Kansas (0.4%)
  Butler County, Solid Waste
    Disposal, VRDN, RB, AMT
    4.300%, 03/01/95 (A) (B) (C)..... $  400 $   400
                                             -------
New Jersey (98.0%)
  Absecon, Board of Education,
    COP, (MBIA)
    5.625%, 12/15/02.................    770     788
  Bayshore, Bayshore Regional
    Sewer Authority, Series A, RB,
    (MBIA)
    5.250%, 05/01/06.................  1,000     963
  Bergen County, Utility Authority,
    Series A, RB, (FGIC), Callable
    06/15/02 @ 100
    5.500%, 06/15/13.................  1,000     961
  Bordentown, Sewage Authority,
    Series D, RB, (MBIA)
    5.100%, 12/01/05.................    635     609
  Borough of Roselle, Fiscal Year
    Adjustment Bonds, Series 1993,
    GO, (MBIA)
    4.850%, 10/15/05.................  1,000     920
  Brick Township, Municipal
    Utilities Authority, RB
    6.750%, 12/01/16.................  1,000   1,089
  Brigantine, GO, (MBIA), Callable
    08/01/02 @ 101
    6.250%, 08/01/03.................    730     778
  Burlington County, Bridge
    Commission, RB
    5.150%, 10/01/05 (C).............  1,000     975
  Camden County, Improvement
    Authority Lease, RB
    5.700%, 12/01/05 (C).............    500     499
  Camden County, Improvement
    Authority Lease, RB, Callable
    12/01/02 @ 101
    6.000%, 12/01/12 (C).............    500     501


                                      FACE   MARKET
                                     AMOUNT  VALUE
                                      (000)  (000)
                                     ------ -------
  Camden County, Improvement
    Authority, Health Services
    Center Project, Series B, RB,
    (AMBAC)
    4.900%, 12/01/05................ $1,000 $   935
  Camden, Board of Education, GO,
    (FSA)
    5.000%, 10/01/05................    450     428
  Cape May County, Bridge
    Commission, RB
    6.500%, 06/01/00................    350     364
  Cape May County, Municipal
    Utilities Authority, Series B,
    RB, (FGIC)
    4.900%, 01/01/09................  1,000     909
  Carteret, GO, (FGIC)
    5.050%, 10/01/05................    925     890
    5.250%, 10/01/07................    980     940
    5.450%, 10/01/09................    500     481
  Cherry Hill Township, GO
    6.000%, 06/01/06................    500     514
  Delaware River Joint Toll Bridge
    Commission, RB, (FGIC)
    6.250%, 07/01/12................    400     412
  Dover Township, GO, (AMBAC),
    Callable 10/15/02 @ 102
    6.000%, 10/15/03................  1,000   1,050
  Edison Township, GO
    6.500%, 06/01/04................    500     539
  Edison Township, GO, (AMBAC)
    4.800%, 01/01/05................    750     696
    5.000%, 01/01/07................  1,000     918
  Edison Township, School
    Authority, GO
    6.500%, 06/01/03................  1,000   1,073
  Essex County, Correctional
    Facility Improvement,
    RB, (AMBAC), Callable
    12/01/06 @ 100
    6.900%, 12/01/14................    500     533

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------

                                     FACE   MARKET
                                    AMOUNT  VALUE
                                     (000)  (000)
                                    ------ -------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
  Essex County, Improvement
    Authority, Lease Capital
    Equipment Program,
    Series C, RB
    7.000%, 09/01/98 (C)........... $  310 $   326
  Essex County, Improvement
    Authority, RB, (AMBAC)
    5.300%, 12/01/06...............  1,000     968
  Essex County, Series A, GO,
    (MBIA)
    4.600%, 10/01/03...............  1,500   1,412
  Evesham Township, Municipal
    Utilities Authority, Series B,
    RB, (MBIA),
    Callable 07/01/97 @ 100
    6.800%, 07/01/01...............  1,010   1,054
    6.850%, 07/01/02...............  1,080   1,126
  Flemington-Raritan, GO
    6.250%, 02/01/12 (C)...........    500     518
  Gloucester County, Housing
    Authority, RB
    6.200%, 09/15/11 (C)...........    500     498
  Hillside Township, GO, (MBIA)
    6.600%, 02/15/07...............  1,000   1,061
  Irvington Township, School
    District Refunding Bonds,
    Series 1993, GO, (FSA)
    5.000%, 10/01/11...............  1,000     906
  Knowlton Township, Board of
    Education, GO
    6.600%, 08/15/10...............    170     183
    6.600%, 08/15/11...............    169     182
  Lacey Township, Municipal
    Utilities Authority, RB, (MBIA)
    6.000%, 12/01/12...............  1,000   1,000
  Landis, Sewer Authority,
    RB, (FGIC)
    5.400%, 10/01/06...............    500     486
  Manchester Township, Board of
    Education, COP, (MBIA)
    5.300%, 12/15/07...............    500     476


                                     FACE   MARKET
                                    AMOUNT  VALUE
                                     (000)  (000)
                                    ------ -------
  Medford Township, Board of
    Education, GO, (FGIC),
    Callable 02/01/05 @ 100
    5.950%, 02/01/11............... $  500 $   501
  Mercer County, Hamilton Board
    of Education Lease Project,
    RB, (MBIA)
    5.250%, 12/15/14...............  1,000     913
  Mercer County, Improvement
    Authority, Hamilton Township
    Board of Education Project,
    RB, (MBIA)
    5.900%, 06/01/03...............    500     516
  Mercer County, Improvement
    Revenue Government Lease
    Program, RB,
    Prerefunded @ 101
    7.250%, 12/01/98 (B)...........    985   1,067
  Middletown Township, Sewer
    Authority, Series A, RB, (FGIC)
    5.000%, 01/01/06...............  1,000     933
    5.050%, 01/01/07...............  1,095   1,017
    5.100%, 01/01/08...............  1,750   1,609
  Monmouth County, Utility
    Authority, GO,
    Callable 08/01/00 @ 102
    7.000%, 08/01/06...............  1,000   1,081
  Moorestown, School District,
    GO, (AMBAC)
    6.600%, 06/01/05...............    450     488
  Morris Township, GO,
    6.550%, 07/01/01...............    500     533
  Morristown, GO, (FSA)
    6.400%, 08/01/14...............    500     520
  North Arlington, GO, (AMBAC)
    4.800%, 02/01/12...............    600     527
    4.800%, 02/01/13...............    441     386
  North Bergen Township,
    GO, (FSA)
    5.900%, 08/15/01...............    500     519
  North Bergen Township,
    Municipal Utilities Authority,
    RB, (FGIC)
    5.200%, 12/15/07...............  1,000     956


                                   Continued

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995


NEW JERSEY MUNICIPAL
BOND FUND (CONTINUED)

                                      FACE   MARKET
                                     AMOUNT  VALUE
                                      (000)  (000)
                                     ------ -------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
  Northwest Bergen County,
    Utilities Authority, RB, (MBIA)
    5.900%, 07/15/06................ $  755 $   782
  Nutley, GO
    7.000%, 08/01/98................    400     407
  Ocean County, General
    Improvement, GO
    6.300%, 04/15/97................  1,000   1,028
    5.125%, 07/01/06................    800     759
    5.150%, 07/01/09................  1,000     926
    5.150%, 07/01/10................  1,250   1,147
  Ocean County, Series A, GO
    6.250%, 10/01/01................  1,280   1,347
  Ocean County, Series A, GO,
    Callable 10/01/01 @102
    6.250%, 10/01/05................  1,050   1,108
  Ocean County, Utility Authority,
    Series A, RB,
    Callable 01/01/07 @ 100
    6.300%, 01/01/12 (C)............  1,005   1,039
  Parsippany Troy Hills
    Township, GO
    4.700%, 12/01/04................  1,000     928
  Passaic Valley, Water
    Commission, Series A,
    RB, (FGIC)
    5.950%, 12/15/02................    500     529
  Piscataway Township, School
    District, COP, (FSA)
    5.150%, 06/15/06................    500     483
  Point Pleasant, GO, (MBIA)
    5.700%, 12/01/03................    500     511
  Port Authority, RB
    5.200%, 09/01/13 (C)............  1,000     914
  Port Authority, RB,
    Callable 04/01/96 @ 102
    7.250%, 04/01/14 (C)............  1,500   1,544
  Scotch Plains Township, Senior
    Citizen Housing, RB
    5.625%, 09/01/13 (C)............    500     470


                                     FACE   MARKET
                                    AMOUNT  VALUE
                                     (000)  (000)
                                    ------ -------
  South Plainfield, Board of
    Education, COP, (MBIA),
    Callable 06/15/02 @ 100
    6.500%, 12/15/07............... $  780 $   824
  South Plainfield, GO, (AMBAC)
    4.750%, 09/01/08...............  1,030     937
  State Building Authority, RB
    7.150%, 06/15/99...............    200     217
  State Building Authority, RB,
    Prerefunded @ 102
    7.200%, 06/15/99 (B)...........  1,200   1,316
  State Economic Development
    Authority, Trenton Office
    Complex Project, RB
    6.625%, 06/15/01...............  1,050   1,130
  State Health Care Facility, St.
    Clares-Riverside Medical
    Center, RB, (MBIA)
    5.750%, 07/01/14...............    500     489
  State Highway Authority, Garden
    State Parkway Project, RB
    4.900%, 01/01/05 (C)...........  1,000     961
    6.200%, 01/01/10...............    750     773
    6.250%, 01/01/14...............    500     507
  State Highway Authority, Garden
    State Parkway Project, RB,
    Callable 01/01/02 @ 102
    6.000%, 01/01/05...............  1,350   1,401
  State Housing Finance Agency,
    Series A, RB
    6.700%, 05/01/05 (C)...........    500     527
  State Housing Finance Agency,
    Series A, RB,
    Callable 05/01/02 @ 102
    6.700%, 11/01/05 (C)...........  1,000   1,054
    6.950%, 11/01/13 (C)...........    750     783
  State Sports & Exposition
    Authority, State Contract
    Bonds, Series A, RB
    5.300%, 09/01/09...............    955     899

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


                                     FACE   MARKET
                                    AMOUNT  VALUE
                                     (000)  (000)
                                    ------ -------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
  State Transportation Authority,
    Series A, RB
    5.400%, 06/15/97............... $  500 $   508
    6.000%, 06/15/00...............  1,030   1,069
  State Turnpike Authority,
    Series A, RB
    6.400%, 01/01/02...............    250     265
  State Turnpike Authority,
    Series A, RB,
    Callable 01/01/96 @ 100
    6.900%, 01/01/14...............    970     983
  State Turnpike Authority,
    Series C, RB
    6.500%, 01/01/16...............    500     528
  State Turnpike Authority,
    Series C, RB, (AMBAC)
    6.250%, 01/01/10...............  1,350   1,380
  State Wastewater Authority,
    Series B, RB
    7.000%, 05/15/04...............    950   1,022
  State Wastewater Authority,
    Treatment Trust,
    RB, (AMBAC)
    4.600%, 03/01/06...............  1,500   1,343
    4.800%, 03/01/13...............  1,590   1,355
  State Water Supply District
    Authority, Wanaque North
    Project, Series A, RB, (MBIA)
    6.500%, 11/15/06...............    510     547
  State, GO
    7.000%, 04/01/97...............  1,350   1,404
    6.250%, 09/15/01...............  1,000   1,063
  State, GO, Callable
    04/01/01 @ 100.50
    7.000%, 04/01/03...............    500     544
  State, GO,
    Prerefunded @ 101.50
    7.400%, 04/15/97 (B)...........    820     872
  State, Port Authority Marine
    Terminal, Series G, RB
    5.500%, 01/01/15 (C)...........  2,280   2,152


                                       FACE   MARKET
                                      AMOUNT  VALUE
                                       (000)  (000)
                                      ------ -------
  State, Series C, GO, Callable
    01/15/99 @ 101.5
    6.500%, 01/15/08................. $1,000 $ 1,046
  State, Series C, GO, Callable
    01/15/99 @ 101.50
    6.500%, 01/15/05.................    500     525
  Stony Brook, Regional Sewer
    Authority, Series B, RB
    5.200%, 12/01/06 (C).............    500     482
  Tinton Falls, Board of Education,
    GO, (MBIA), Callable
    10/15/04 @ 100
    5.875%, 10/15/09.................  1,010   1,009
  Union County, Pollution Control
    Financing Authority, Exxon
    Project, VRDN, RB
    3.600%, 03/01/95 (A) (B) (C).....    500     500
  Wanaque Valley, Regional Sewer
    Authority, Series B, RB,
    (AMBAC)
    5.650%, 09/01/08.................    585     581
  Warren County, GO, (AMBAC)
    4.650%, 09/15/06.................    500     464
  Warren County, Pollution Control
    Finance Authority, Resource
    Recovery, RB, (MBIA), Callable
    12/01/02 @ 102
    6.350%, 12/01/04.................    500     542
  Warren County, Pollution Control
    Finance Authority, Series B,
    RB, (MBIA)
    5.700%, 12/01/03.................    500     518
  Warren Hills, Regional School
    District, COP, (FSA)
    4.800%, 12/15/03.................    685     653
    4.900%, 12/15/04.................    710     675
  Warren Township, Sewer
    Authority, RB
    6.450%, 12/01/05.................    275     295
  Weehawken, GO, (FSA)
    6.150%, 07/01/04.................    350     371

                                   Continued

STATEMENT OF NET ASSETS
-------------------------------------------------------------------
February 28, 1995



NEW JERSEY MUNICIPAL
BOND FUND (CONTINUED)

                                         FACE   MARKET
                                        AMOUNT  VALUE
                                         (000)  (000)
                                        ------ -------
MUNICIPAL BONDS, CONCLUDED:
New Jersey, continued:
  West Long Branch, Board of
    Education, COP, (MBIA)
    5.000%, 12/15/09................... $1,380 $ 1,259
  West Windsor Plainsboro,
    Regional Board of Education,
    Series 1993, COP, (MBIA)
    5.800%, 03/15/06...................  1,000   1,024
  Winslow Township, GO, (FGIC),
    Callable 10/01/02 @ 102
    6.400%, 10/01/05...................    870     914
  Woodbridge Township, GO
    5.800%, 08/15/03...................    500     514
    6.050%, 08/15/05...................    500     521
  Woodbridge Township, Series C,
    GO
    5.000%, 09/15/11...................  1,000     884
  Woodbridge Township, Sewer
    Utility, Series B, GO
    5.000%, 09/15/10...................    965     858
                                               -------
                                                94,937
                                               -------
Puerto Rico (1.0%)
  University of Puerto Rico,
    Series L, RB, Callable
    06/01/96 @ 102
    7.750%, 06/01/07 (C)...............    915     964
                                               -------
  Total Municipal Bonds
    (Cost $97,958,123).................         96,301
                                               -------
  Total Investments (99.4%)
    (Cost $97,958,123).................         96,301
                                               -------
OTHER ASSETS AND LIABILITIES (0.6%)
Other Assets and Liabilities, Net..                556
                                               -------


                                                  MARKET
                                                  VALUE
                                                  (000)
                                                 --------
NET ASSETS:
  Portfolio shares (unlimited authorization-no
    par value) based on 8,857,006 outstanding
    shares of beneficial interest............... $98,940
  Accumulated net realized loss on
    investments.................................    (433)
  Net unrealized depreciation on investments....  (1,657)
  Undistributed net investment income...........       7
                                                 --------
  Total Net Assets: (100.0%).................... $96,857
                                                 ========
  Net Asset Value and Redemption Price Per
    Share.......................................  $10.94
                                                 ========
  Maximum Public Offering Price Per Share
    ($10.94/96.25%).............................  $11.37
                                                 ========

----------------
(A) Variable Rate Security-the rate reported on the Statement of Net Assets is the rate in effect on February 28, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT-Alternative Minimum Tax
COP-Certificate of Participation
GO-General Obligation
RB-Revenue Bond
VRDN-Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC-American Municipal Bond Assurance Company
FGIC-Financial Guaranty Insurance Company
FSA-Financial Security Assurance
MBIA-Municipal Bond Insurance Association


    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------



PENNSYLVANIA MUNICIPAL
BOND FUND

                                         FACE   MARKET
                                        AMOUNT  VALUE
                                         (000)  (000)
                                        ------ -------
MUNICIPAL BONDS (104.3%)
Pennsylvania (104.3%)
  Allegheny County, Children's
    Hospital, Series A, RB, (MBIA),
    Callable 07/01/98 @ 102
    7.000%, 07/01/06................... $  500 $   531
  Allegheny County, Series C-40,
    GO, (AMBAC), Callable
    05/01/02 @ 102
    5.900%, 05/01/07...................    500     504
  Allegheny County, Series C-42, GO
    5.000%, 10/01/10...................    500     446
  Beaver County, Industrial
    Development Authority, J&L
    Specialty Products Corporation,
    RB, Callable 09/01/97 @ 100
    6.600%, 09/01/10 (C)...............    500     508
  Berks County, Second Series, GO,
    (FGIC)
    5.000%, 05/15/10...................    500     456
  Bristol Township, School District,
    Series A, GO, (MBIA)
    5.000%, 02/15/07...................    500     465
  Central Bucks, School District,
    Series A, GO, (MBIA)
    5.300%, 05/15/11...................    500     469
  Deer Lakes, School District, GO,
    (MBIA), Callable
    01/15/04 @ 100
    6.450%, 01/15/19 (B)...............    500     508
  Lackawanna County, GO,
    (AMBAC)
    5.100%, 12/01/08...................    250     231
  Lancaster, Parking Authority,
    RB, Callable 01/01/96 @ 100
    9.375%, 01/01/05...................    450     466
  Manheim, Central School District,
    GO, (FGIC)
    6.100%, 05/15/14...................  1,000   1,000
  North Penn, School District,
    Series AA, GO
    5.100%, 09/01/09...................    500     461


                                       FACE   MARKET
                                      AMOUNT  VALUE
                                       (000)  (000)
                                      ------ -------
  Philadelphia, Authority for
    Industrial Development,
    National Board of Medical
    Examiners Project, RB,
    Callable 05/01/02 @ 102
    6.750%, 05/01/12................. $  500 $   516
  Philadelphia, Hospitals and
    Higher Education Facilities
    Authority, Willis Eye Hospital
    Project, RB
    5.500%, 07/01/05.................    500     474
  Pittsburgh, Series D, GO,
    (AMBAC)
    6.125%, 09/01/17.................    500     503
  Pittsburgh, Urban
    Redevelopment Authority,
    Series A, RB
    5.500%, 10/01/10.................    500     464
  Pocono Mountain, School District,
    Series AA, GO, (AMBAC),
    Callable 04/01/02 @ 100
    5.750%, 10/01/09 (B).............    500     491
  Seneca Valley, School District,
    Series A, GO, (FGIC), Callable
    07/01/02 @ 100
    5.750%, 07/01/10.................    500     488
  Southeastern Pennsylvania
    Transportation Authority, RB
    5.750%, 12/01/04.................    500     502
  State Financing Authority, RB,
    Callable 11/01/03 @ 102
    6.600%, 11/01/09.................    500     507
  State Higher Education
    Authority, Drexel University
    Project, RB, (MBIA), Callable
    05/01/00 @ 100
    7.250%, 05/01/10.................    500     529
  State Higher Education
    Authority, Susquehanna
    University Project, RB,
    (AMBAC), Callable
    03/01/98 @ 101
    6.900%, 03/01/02.................    750     787

                                   Continued

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------
February 28, 1995



PENNSYLVANIA MUNICIPAL
BOND FUND (CONTINUED)

                                     FACE   MARKET
                                     AMOUNT  VALUE
                                     (000)   (000)
                                    ------- -------
MUNICIPAL BONDS, CONCLUDED:
Pennsylvania, continued:
  State Higher Education
    Authority, Temple University
    Project, VRDN, RB
    3.600%, 03/01/95 (A) (B) (C)... $   200 $   200
  State Higher Education
    Authority, Thomas Jefferson
    University Hospital Project,
    RB, Callable 11/01/95 @ 102
    9.100%, 07/01/01...............     200     209
  State Higher Education
    Authority, Thomas Jefferson
    University Project, RB,
    Prerefunded @ 102
    7.550%, 11/01/00 (B)...........     500     566
  State Higher Education
    Authority, Trustees University
    Project, Series A, RB, Callable
    1/1/97 @ 100
    6.625%, 01/01/17...............     250     252
  State Housing Finance Agency,
    Rental Housing Projects, Series
    C, RB, Callable 07/01/04 @ 100
    6.400%, 07/01/12 (C)...........     500     504
  State Housing Finance Agency,
    Single Family Mortgage
    Revenue, Series 36, RB
    5.250%, 04/01/07...............     500     466
  State Intergovernmental
    Cooperation Authority, City of
    Philadelphia Funding Program,
    RB, (MBIA)
    5.600%, 06/15/15...............     500     472
  State Turnpike Commission, Oil
    Franchise Tax Project,
    Series A, RB, (AMBAC)
    5.875%, 12/01/08...............     500     494
  State Turnpike Commission,
    Series P, RB, (AMBAC)
    6.000%, 12/01/09...............     500     505


                                         FACE   MARKET
                                        AMOUNT  VALUE
                                         (000)  (000)
                                        ------ --------
  Wattsburg Area, School District,
    GO, (AMBAC), Callable
    04/01/02 @ 100
    6.350%, 04/01/15 (B)............... $  500 $   507
  Wayne Highlands, School
    District, GO, (FGIC), Callable
    10/01/99 @ 100
    6.000%, 04/01/12...................    500     497
  West Chester, School District, GO
    6.200%, 09/01/14...................  1,000   1,003
  West View, Municipal Authority,
    GO
    9.000%, 05/15/99 (C)...............    400     460
                                               --------
  Total Municipal Bonds
    (Cost $17,943,764).................         17,441
                                               --------
  Total Investments (104.3%)
    (Cost $17,943,764).................         17,441
                                               --------
OTHER ASSETS AND LIABILITIES (-4.3%)
Other Assets and Liabilities, Net..               (717)
                                               --------
NET ASSETS:
  Portfolio shares (unlimited
    authorization-no par value)
    based on 1,743,326 outstanding
    shares of beneficial interest......         17,726
  Accumulated net realized loss on
    investments........................           (499)
  Net unrealized depreciation on
    investments........................           (503)
                                               --------
    Total Net Assets: (100.0%).........        $16,724
                                               ========
  Net Asset Value and Redemption
    Price Per Share....................          $9.59
                                               ========
  Maximum Public Offering Price
    Per Share ($9.59/96.25%)...........          $9.96
                                               ========

---------------
(A) Variable Rate Security-the rate reported on the Statement of Net Assets is the rate in effect on February 28, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.


                                   Continued

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------


GO-General Obligation
RB-Revenue Bond
VRDN-Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets.

AMBAC-American Municipal Bond Assurance Company
FGIC-Financial Guaranty Insurance Company
MBIA-Municipal Bond Insurance Association



INTERNATIONAL EQUITY FUND

                                             MARKET
                                             VALUE
                                     SHARES  (000)
                                    ------- -------
FOREIGN STOCKS (91.1%)
Argentina (0.8%)
  YPF Sociedad Anonima ADR.......    14,000 $   266
                                            -------
Australia (3.0%)
  Broken Hill Proprietary........    33,565     462
  Mim Holdings...................   130,000     200
  News Corporation...............    83,294     371
                                            -------
                                              1,033
                                            -------
Brazil (0.4%)
  Acesita SA ADR*................     7,000     139
                                            -------
Chile (0.7%)
  Five Arrow Chile Fund PC.......   100,000     250
  Five Arrow Chile Fund Warrants,
    Expire 05/31/99 *............    20,000       9
                                            -------
                                                259
                                            -------
Denmark (1.0%)
  Tele Denmark A/S "B"...........     6,500     332
                                            -------
Finland (0.7%)
  Nokia AB.......................     1,700     256
                                            -------
France (6.7%)
  Alcatel Alsthom................     2,442     197
  AXA SA.........................     7,200     311
  Carrefour......................       880     359
  Eaux Generale..................     2,500     231
  Groupe Danone..................     2,250     324
  L'Oreal........................     1,500     334

                                               MARKET
                                               VALUE
                                       SHARES  (000)
                                      ------- -------
  Lafarge-Coppee...................     3,378 $   218
  Societe Nationale Elf Aquitaine..     5,068     364
                                              -------
                                                2,338
                                              -------
Germany (4.3%)
  Bayer AG.........................     1,300     321
  Commerzbank AG...................     1,800     417
  Karstadt AG......................     1,000     404
  Lufthansa AG *...................     2,500     347
                                              -------
                                                1,489
                                              -------
Hong Kong (2.2%)
  Hong Kong Telecommunications.....   170,000     306
  Swire Pacific "A"................    67,000     470
                                              -------
                                                  776
                                              -------
India (1.2%)
  Hindalco Units...................    15,000     397
                                              -------
Indonesia (1.0%)
  Gadjah Tungal....................   308,000     379
                                              -------
Italy (1.5%)
  Assicurazioni Generali SPA.......    11,450     259
  Credito Italiano.................   222,368     239
  Credito Italiano Warrants, Expire
    12/31/97 *.......................  34,624       9
                                              -------
                                                  507
                                              -------
Japan (32.0%)
  CSK................................  21,000     574
  Daiwa House Industries.............  39,000     570
  East Japan Railway.................     267   1,178
  Fuji Bank..........................  42,000     904
  KAO................................  33,000     359
  Mitsubishi Rayon................... 300,000   1,019
  Nippon Paper Company...............  96,000     606
  Nippon Telegraph & Telephone.......     160   1,143
  Nippon Television Network..........   2,660     546
  NSK................................   8,000      49
  Pioneer Electronics................  54,000   1,152
  Sumitomo Trust & Banking...........  53,000     615
  Toshiba Corporation................ 177,000   1,120
  Toyo Ink Manufacturing.............  29,000     166
  Yamaha Corporation................. 108,000   1,199
                                              -------
                                               11,200
                                              -------



    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------
February 28, 1995



INTERNATIONAL EQUITY
FUND (CONTINUED)

                                              MARKET
                                              VALUE
                                      SHARES  (000)
                                      ------ -------
FOREIGN STOCKS, CONTINUED:
Malaysia (1.8%)
  Malayan Banking..................   34,500 $   229
  Perusahaan Otomobil..............   63,000     222
  Telekom Malaysia.................   27,000     189
                                             -------
                                                 640
                                             -------
Mexico (0.5%)
  Grupo Carso SA ADR*..............   25,000     162
  Grupo Tribasa SA ADR*............    3,000      18
                                             -------
                                                 180
                                             -------
Netherlands (3.9%)
  ABN-Amro Holdings................    8,532     311
  Akzo NV..........................    2,700     316
  Elsevier NV......................   39,000     382
  International Nederlanden Group..    7,147     350
                                             -------
                                               1,359
                                             -------
Norway (0.7%)
  Kvaerner AS Series B.............    5,467     237
                                             -------
Singapore (2.5%)
  City Developments................   35,500     174
  Jurong Shipyard..................   38,000     317
  United Overseas Bank.............   40,775     397
                                             -------
                                                 888
                                             -------
Spain (1.4%)
  Banco de Santander...............    6,150     221
  Banco de Santander New*..........    1,466      52
  Repsol Petroleum SA..............    8,200     233
                                             -------
                                                 506
                                             -------
Sweden (1.8%)
  Skandia Forrestry................   15,000     265
  Stora Kopparberg "B".............    5,650     365
                                             -------
                                                 630
                                             -------
Switzerland (4.4%)
  BBC Brown Boveri AG..............      400     349
  CS Holdings......................      493     205
  Nestle SA........................      385     372


                                                 MARKET
                                                 VALUE
                                         SHARES  (000)
                                        ------- -------
  Roche Holdings AG....................      70 $   388
  Zurich Versicherung..................     220     211
                                                -------
                                                  1,525
                                                -------
Taiwan (0.8%)
  President Enterprise GDR*............   2,171      40
  Tuntex Distinct GDR*.................  20,004     240
                                                -------
                                                    280
                                                -------
Thailand (1.8%)
  Siam Commercial Bank.................  34,000     295
    TPI Polene.........................  44,250     344
                                                -------
                                                    639
                                                -------
United Kingdom (16.0%)
  B.A.T. Industries....................  72,545     478
  British Petroleum....................  81,000     508
  BTR.................................. 103,830     515
  BTR Warrants, Expire 11/26/98........   1,146       1
  Delta Group..........................  33,500     240
  Farnell Electronic...................  45,000     387
  FKI.................................. 140,000     300
  Granada Group........................  64,000     516
  Legal & General Group................  60,000     420
  Lloyds Bank..........................  35,000     317
  Reuters Holdings.....................  72,000     505
  Tesco................................ 130,000     515
  Unilever.............................  28,000     518
  WPP Group............................ 215,000     369
                                                -------
                                                  5,589
                                                -------
  Total Foreign Stocks
    (Cost $30,983,755).................          31,844
                                                -------
CONVERTIBLE PREFERRED STOCKS (0.6%)
Australia (0.6%)
  News Corporation.....................  47,647     189
                                                -------
Netherlands (0.0%)
  ABN-Amro Holdings....................     349      12
                                                -------
  Total Convertible Preferred Stocks
    (Cost $210,875)....................             201
                                                -------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------

                                    FACE    MARKET
                                   AMOUNT   VALUE
                                  (000)(1)  (000)
                                  -------- -------
FOREIGN BONDS (1.2%)
South Korea (0.8%)
  Daewoo Corporation,
  6.568%, 12/31/04.............        525 $   281
                                           -------
Taiwan (0.4%)
  Tecom Electronics & Machinery
    2.750%, 04/15/04.............      170     142
                                           -------
  Total Foreign Bonds
    (Cost $670,376)..............              423
                                           -------
  Total Investments
    (92.9% of Net Assets)
    (Cost $31,865,006)...........          $32,468
                                           -------

---------
 * Non-income producing security
ADR-American Depository Receipt
GDR-Global Depository Receipt
PC-Participating Certificate
(1) In local currency

INTERNATIONAL FIXED
INCOME FUND


                             FACE    MARKET
                            AMOUNT   VALUE
                           (000)(1)  (000)
                          --------- -------
FOREIGN BONDS (91.3%)
Austria (2.2%)
  Austria Republic
    6.250%, 10/16/03.....    85,000 $   987
                                    -------
Canada (4.9%)
  Canadian Government
    9.750%, 12/01/01.....     2,900   2,240
                                    -------
France (14.0%)
  Credit Foncier
    6.750%, 03/30/99.....     3,000   2,044
  Government of France
    7.000%, 11/12/99.....    12,000   2,339
    8.500%, 04/25/03.....    10,000   2,017
                                    -------
                                      6,400
                                    -------

                                      FACE    MARKET
                                     AMOUNT   VALUE
                                    (000)(1)  (000)
                                   --------- -------
Germany (30.9%)
  African Development Bank
    7.250%, 10/21/99..............     2,000 $ 1,389
  Deutschland Republic
    6.250%, 01/04/24..............     1,600     907
  European Economic Community
    6.500%, 03/10/00..............     2,700   1,820
  German Unity Fund
    8.000%, 01/21/02..............     3,000   2,129
  KFW International Finance
    7.250%, 12/03/97..............     3,000   2,098
  LKB Baden Wurt
    6.000%, 05/10/99..............     3,000   1,989
  Norddeutsche Landesbank
    6.000%, 01/05/04..............     3,000   1,841
  Westdeutsche Landesbank
    6.250%, 09/15/03..............     3,000   1,902
                                             -------
                                              14,075
                                             -------
Italy (8.4%)
  Republic of Italy
    8.500%, 01/01/99.............. 3,750,000   1,993
  Societe Nationale Chemin
    11.500%, 10/18/99............. 3,100,000   1,840
                                             -------
                                               3,833
                                             -------
Japan (17.9%)
  Asian Development Bank
    5.000%, 02/05/03..............   190,000   2,029
  Interamerican Development Bank
    6.000%, 10/30/01..............   180,000   2,036
  Japanese Development Bank
    6.500%, 09/20/01..............   190,000   2,209
  World Bank
    4.500%, 03/20/03..............   180,000   1,877
                                             -------
                                               8,151
                                             -------
New Zealand (4.2%)
  New Zealand Treasury,
    8.224%, 03/08/95..............     3,060   1,935
                                             -------



    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
February 28, 1995


INTERNATIONAL FIXED
INCOME FUND (CONTINUED)

                                FACE    MARKET
                               AMOUNT   VALUE
                              (000)(1)  (000)
                              -------- -------
FOREIGN BONDS, CONCLUDED:
United Kingdom (8.8%)
  Abbey National Treasury
    8.000%, 04/02/03.........      600    $877
  National Power
    10.625%, 03/26/01........      600   1,003
  United Kingdom Treasury
    9.500%, 10/25/04.........    1,300   2,157
                                       -------
                                         4,037
                                       -------
  Total Foreign Bonds
    (Cost $40,191,475).......           41,658
                                       -------


                                      FACE    MARKET
                                     AMOUNT   VALUE
                                    (000)(1)  (000)
                                    -------- -------
FOREIGN CURRENCY OPTIONS (0.0%)
United States (0.0%)
  Deutsche Mark Put
    06/08/95.......................    2,280      $4
                                             -------
  Total Foreign Currency Options
    (Cost $61,674).................                4
                                             -------
  Total Investments (91.3% of Net
    Assets) (Cost $40,253,149).....          $41,662
                                             =======

---------
(1) In local currency


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                   THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------


GROWTH FUND

                                                                                 VALUE
                                                                                 (000)
                                                                                --------
ASSETS:
    Investment Securities (Cost $120,023,153).................................. $131,281
    Receivable-Accrued Income..................................................      171
    Receivable-Portfolio Securities Sold.......................................    8,486
    Receivable-Capital Shares Sold.............................................       18
    Other Assets...............................................................       29
                                                                                --------
      Total Assets.............................................................  139,985
                                                                                --------
LIABILITIES:
    Payable-Portfolio Securities Purchased.....................................     (460)
    Payable-Accrued Expenses...................................................     (147)
    Other liabilities..........................................................      (39)
                                                                                --------
      Total Liabilities........................................................     (646)
                                                                                --------
NET ASSETS:
    Portfolio shares (unlimited authorization-no par value) based on 12,374,749 outstanding shares of beneficial interest................................  130,313
    Accumulated net realized loss on investments...............................   (2,299)
    Net unrealized appreciation on investments.................................   11,258
    Undistributed net investment income........................................       67
                                                                                --------
            Total Net Assets................................................... $139,339
                                                                                ========
Net Asset Value and Redemption Price Per Share.................................   $11.26
                                                                                ========
Maximum Public Offering Price Per Share ($11.26/96.25%)........................   $11.70
                                                                                ========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------
February 28, 1995




INTERNATIONAL EQUITY FUND

                                                                                    MARKET
                                                                                     VALUE
                                                                                     (000)
                                                                                   --------
ASSETS:
    Investment Securities (Cost $31,865,006)........................................ $32,468
    Cash............................................................................   3,207
    Other Assets....................................................................     107
                                                                                     -------
        Total Assets................................................................  35,782
                                                                                     -------
LIABILITIES:
    Payable-Portfolio Securities Purchased..........................................    (677)
    Other Liabilities...............................................................    (168)
                                                                                     -------
        Total Liabilities...........................................................    (845)
                                                                                     -------
NET ASSETS:
    Portfolio shares (unlimited authorization-no par value) based on 2,930,999 outstanding shares of beneficial interest.....................................  34,494
    Accumulated net realized loss on foreign currency transactions..................     (68)
    Net unrealized depreciation on forward foreign currency contracts, foreign
      currency and translation of other assets and liabilities in foreign currency..     (82)
    Net unrealized appreciation on investments......................................     593*
                                                                                     -------
        Total Net Assets............................................................ $34,937
                                                                                     =======
Net Asset Value and Redemption Price Per Share......................................  $11.92
                                                                                     =======
Maximum Public Offering Price Per Share ($11.92/96.25%).............................  $12.38
                                                                                     =======

---------
* Net of $10,000 accrued foreign withholding taxes.







    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


INTERNATIONAL FIXED INCOME FUND

                                                                                       MARKET
                                                                                        VALUE
                                                                                        (000)
                                                                                       -------
ASSETS:
    Investment Securities (Cost $40,253,149).......................................... $41,662
    Cash..............................................................................   3,476
    Receivable-Accrued Income.........................................................   1,257
    Other Assets......................................................................       6
                                                                                       -------
        Total Assets..................................................................  46,401
                                                                                       -------
LIABILITIES:
    Other Liabilities.................................................................    (744)
                                                                                       -------
        Total Liabilities.............................................................    (744)
                                                                                       -------
NET ASSETS:
    Portfolio shares (unlimited authorization-no par value) based on 4,341,116 outstanding shares of beneficial interest.......................................  45,195
    Accumulated net realized loss on investments......................................    (827)
    Net unrealized depreciation on forward foreign currency contracts, foreign
      currency and translation of other assets and liabilities in foreign currency....    (617)
    Net unrealized appreciation on investments........................................   1,409
    Undistributed net investment income...............................................     497
                                                                                       -------
        Total Net Assets.............................................................. $45,657
                                                                                       =======
Net Asset Value and Redemption Price Per Share........................................ $ 10.52
                                                                                       =======
Maximum Public Offering Price Per Share ($10.52/96.25%)............................... $ 10.93
                                                                                       =======


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
-------------------------------------------------------------------
February 28, 1995

                                                                                       NEW JERSEY PENNSYLVANIA
                                                             CASH     U.S.   MUNICIPAL MUNICIPAL   MUNICIPAL    EQUITY
                                                           RESERVE  TREASURY   MONEY     MONEY       MONEY      INCOME
                                                             FUND     FUND     FUND       FUND        FUND       FUND
                                                           -------- -------- --------- ---------- ------------ ---------
Investment income:
    Interest income...................................   $20,385   $16,299   $1,438     $1,224       $1,244    $  325
    Dividend income...................................         -         -        -          -            -     9,344
    Less: foreign taxes withheld......................         -         -        -          -            -         -
                                                         -------  -------- --------- ---------- ------------ ---------
        Total investment income.......................    20,385    16,299    1,438      1,224        1,244     9,669
                                                         -------  -------- --------- ---------- ------------ ---------
Expenses:
    Administration fees...............................       769       648       81         71           82       509
    Waiver of administration fees.....................         -         -        -        (26)         (46)        -
    Investment advisory fees..........................     1,495     1,259      180        158          147     1,981
    Waiver of investment advisory fees................         -         -        -          -          (38)        -
    Custodian/Transfer agent fees.....................        90        69       19         28           26        88
    Pricing fees......................................         3         3        3          1            2        20
    Professional fees.................................        69        53        8          7            5        42
    Registration fees.................................        20         7        3          1            1         7
    Trustee fees......................................        13        12        1          1            1         8
    Printing expenses.................................        51        40        5          4            2        24
    Amortization of deferred organizational
      costs...........................................         -         -        -          4            5         -
    Insurance and other fees..........................        21        36        1          -            1        10
                                                         -------  -------- --------- ---------- ------------ ---------
        Total expenses................................     2,531     2,127      301        249          188     2,689
                                                         -------  -------- --------- ---------- ------------ ---------
Net investment income.................................    17,854    14,172    1,137        975        1,056     6,980
                                                         -------  -------- --------- ---------- ------------ ---------
Net realized gain (loss) on securities sold...........    (1,037)        3      (15)        (7)          (2)   (2,336)
                                                         -------  -------- --------- ---------- ------------ ---------
Net realized loss on forward foreign currency
  contracts and foreign currency transactions.........         -         -        -          -            -         -
                                                         -------  -------- --------- ---------- ------------ ---------
Change in unrealized appreciation on forward
  foreign currency contracts, foreign currency
  and translation of other assets and liabilities in
  foreign currency....................................         -         -        -          -            -         -
                                                         -------  -------- --------- ---------- ------------ ---------
Change in unrealized appreciation (depreciation)
  on investment securities............................         -         -        -          -            -     5,135
                                                         -------  -------- --------- ---------- ------------ ---------
Net gain (loss) on investments........................    (1,037)        3      (15)        (7)          (2)    2,799
                                                         -------  -------- --------- ---------- ------------ ---------
Increase (decrease) in net assets resulting from
  operations..........................................   $16,817   $14,175   $1,122     $  968       $1,054    $9,779
                                                         -------  -------- --------- ---------- ------------ ---------

---------
(1) Commenced operations on July 1, 1994.
* Net of $10,000 change in accrued foreign withholding taxes.



    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------



                                                            NEW JERSEY PENNSYLVANIA               INTERNATIONAL
       SMALL CAP             SHORT/      FIXED    MUNICIPAL MUNICIPAL   MUNICIPAL   INTERNATIONAL     FIXED
GROWTH   VALUE   BALANCED INTERMEDIATE   INCOME     BOND       BOND        BOND        EQUITY        INCOME
 FUND    FUND    FUND(1)      FUND        FUND      FUND       FUND        FUND         FUND          FUND
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
$  188  $    40   $  329     $ 14,002   $ 17,273   $ 1,810    $ 5,583       $1,002       $    90       $ 3,270
 1,836      482      169            -          -         -          -            -           502             -
     -        -        -            -          -         -          -            -           (63)          (15)
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
 2,024      522      498       14,002     17,273     1,810      5,583        1,002           529         3,255
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
   242       44       19          408        453        59        183           34            62            81
     -        -      (13)           -          -       (26)       (78)         (22)            -             -
   939      217       72        1,360      1,511       198        610          114           311           362
     -        -      (34)           -          -       (31)        (2)         (47)            -             -
    56       41       19           62         66        34         46           29            85            86
     8        1        -           13         16         3          6            2            14             6
    21        3        2           36         40         5         16            3             7             7
     3        1        4            7          6         1          2            1             8             3
     2        1        -            8          7         1          3            1             1             1
    12        2        2           23         25         3         10            2             4             3
     -        4        1            -          -         -          4            6             5             5
     5        -        -            7          8         1          2            1             8             6
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
 1,288      314       72        1,924      2,132       248        802          124           505           560
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
   736      208      426       12,078     15,141     1,562      4,781          878            24         2,695
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
 1,391      970      144       (3,296)    (3,223)   (1,090)      (431)        (481)        2,720          (827)
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
     -        -        -            -          -         -          -            -          (357)       (2,318)
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
     -        -        -            -          -         -          -            -           124*           32
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
 1,259   (2,226)     587       (4,916)   (11,359)     (353)    (3,631)        (238)       (5,307)        1,113
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
 2,650   (1,256)     731       (8,212)   (14,582)   (1,443)    (4,062)        (719)       (2,820)       (2,000)
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------
$3,386  $(1,048)  $1,157     $  3,866   $    559   $   119    $   719       $  159       $(2,796)      $   695
------ --------- -------- ------------ ---------- --------- ---------- ------------ ------------- -------------

STATEMENT OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------
For the years ended February 28,





                                                            CASH RESERVE FUND          U.S. TREASURY FUND
                                                      ----------------------------- -----------------------
                                                         1995             1994         1995         1994
                                                      ----------      ------------  ----------   ----------
INVESTMENT OPERATIONS:
    Net investment income........................     $  17,854       $    12,186   $  14,172   $     9,185
    Net realized gain (loss) on securities sold..        (1,037)                2           2             3
                                                      ----------      ------------  ----------  -----------
        Increase in net assets resulting from
          investment operations..................        16,817            12,188      14,174         9,188
                                                      ----------      ------------  ----------  -----------
DISTRIBUTIONS:
    Net investment income........................       (17,854)          (12,186)    (14,172)       (9,185)
                                                      ----------      ------------  ----------  -----------
        Total distributions......................       (17,854)          (12,186)    (14,172)       (9,185)
                                                      ----------      ------------  ----------  -----------
SHARE TRANSACTIONS:
    Shares issued................................       749,041           997,057     904,680     1,266,098
    Shares reinvested in lieu of cash
      distributions..............................           440               184         203            90
    Shares redeemed..............................      (742,657)       (1,025,246)   (916,643)   (1,235,303)
                                                      ----------      ------------  ----------  -----------
        Increase (decrease) in net assets from
          capital share transactions.............         6,824           (28,005)    (11,762)       30,885
                                                      ----------      ------------  ----------  -----------
        Contribution of capital from affiliate...           887                 -           -             -
                                                      ----------      ------------  ----------  -----------
        Total increase (decrease) in net assets..         6,674           (28,003)    (11,760)       30,888
                                                      ----------      ------------  ----------  -----------
NET ASSETS:
        Beginning of period......................       428,649           456,652     377,276       346,388
                                                      ----------      ------------  ----------  -----------
        End of period............................     $ 435,323       $   428,649   $ 365,516   $   377,276
                                                      ==========      ============  ==========  ===========


    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------


                             NEW JERSEY           PENNSYLVANIA
    MUNICIPAL MONEY        MUNICIPAL MONEY       MUNICIPAL MONEY
         FUND                   FUND                  FUND
----------------------- --------------------- ---------------------
   1995        1994        1995       1994       1995       1994
----------- ----------- ---------- ---------- ---------- ----------
$    1,137   $   1,223   $    975   $    703   $  1,056   $    348
       (15)        (21)        (7)         -         (2)         -
----------- ----------- ---------- ---------- ---------- ----------
     1,122       1,202        968        703      1,054        348
----------- ----------- ---------- ---------- ---------- ----------
    (1,137)     (1,223)      (975)      (703)    (1,056)      (348)
----------- ----------- ---------- ---------- ---------- ----------
    (1,137)     (1,223)      (975)      (703)    (1,056)      (348)
----------- ----------- ---------- ---------- ---------- ----------
   117,594     382,594     70,309     53,796     94,308     52,320
        10          11         64         31         17          5
  (119,744)   (425,385)   (66,164)   (53,255)   (85,499)   (30,767)
----------- ----------- ---------- ---------- ---------- ----------
    (2,140)    (42,780)     4,209        572      8,826     21,558
----------- ----------- ---------- ---------- ---------- ----------
         -           -          -          -          -          -
----------- ----------- ---------- ---------- ---------- ----------
    (2,155)    (42,801)     4,202        572      8,824     21,558
----------- ----------- ---------- ---------- ---------- ----------
    47,407      90,208     39,408     38,836     26,654      5,096
----------- ----------- ---------- ---------- ---------- ----------
$   45,252   $  47,407   $ 43,610   $ 39,408   $ 35,478   $ 26,654
=========== =========== ========== ========== ========== ==========

STATEMENT OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------
For the years ended February 28,



                                                        EQUITY INCOME          GROWTH          SMALL CAP VALUE    BALANCED
                                                            FUND                FUND               FUND(1)        FUND(2)
                                                     ------------------- ------------------- -------------------- --------
                                                       1995      1994      1995      1994      1995       1994      1995
                                                     --------- --------- --------- --------- ---------- --------- --------
INVESTMENT ACTIVITIES:
  Net investment income............................. $  6,980  $  7,515  $    736  $    855  $    208   $    148  $   426
  Net realized gain (loss) on securities sold.......   (2,336)   41,208     1,391     3,193       970      2,567      144
  Change in unrealized appreciation (depreciation)
    on investment securities........................    5,135   (10,640)   1,259      2,905    (2,226)       123      587
                                                     --------- --------- --------- --------- ---------- --------- --------
    Increase (decrease) in net assets from
      operations....................................    9,779    38,083     3,386     6,953    (1,048)     2,838    1,157
                                                     --------- --------- --------- --------- ---------- --------- --------
DISTRIBUTIONS:
  Net investment income.............................   (6,918)   (7,523)     (789)     (734)     (210)      (153)    (426)
  Net realized gains................................  (23,258)  (16,519)   (3,216)   (4,165)   (1,457)    (2,095)     (14)
  In excess of net realized gains...................        -         -         -      (480)        -          -        -
                                                     --------- --------- --------- --------- ---------- --------- --------
    Total distributions.............................  (30,176)  (24,042)   (4,005)   (5,379)   (1,667)    (2,248)    (440)
                                                     --------- --------- --------- --------- ---------- --------- --------
SHARE TRANSACTIONS:
  Proceeds from shares issued.......................   64,959    93,961    35,581    38,391    27,932     16,075   23,513
  Dividends reinvested in lieu of cash
    distributions...................................   24,070    18,186     3,390     4,735     1,390      1,882      103
  Value of shares redeemed..........................  (61,887)  (41,083)  (49,615)  (47,974)  (22,494)   (15,567)    (400)
                                                     --------- --------- --------- --------- ---------- --------- --------
    Increase (decrease) in net assets from share
      transactions..................................   27,142    71,064   (10,644)   (4,848)    6,828      2,390   23,216
                                                     --------- --------- --------- --------- ---------- --------- --------
    Total increase (decrease) in net assets.........    6,745    85,105   (11,263)   (3,274)    4,113      2,980   23,933
                                                     --------- --------- --------- --------- ---------- --------- --------
NET ASSETS:
  Beginning of period...............................  282,144   197,039   150,602   153,876    22,280     19,300        -
                                                     --------- --------- --------- --------- ---------- --------- --------
  End of period..................................... $288,889  $282,144  $139,339  $150,602  $ 26,393   $ 22,280  $23,933
                                                     ========= ========= ========= ========= ========== ========= ========
    SHARE ISSUED AND REDEEMED:
        Shares issued...............................    5,236     7,483     3,258     3,454     2,413      1,301    2,353
        Shares issued in dividend
          reinvestment..............................    2,089     1,472       324       433       129        158       10
        Shares redeemed.............................   (5,163)   (3,260)   (4,518)   (4,331)   (1,950)    (1,257)     (40)
                                                     --------- --------- --------- --------- ---------- --------- --------
        Net shares issued (redeemed)................    2,162     5,695      (936)     (444)      592        202    2,323
                                                     ========= ========= ========= ========= ========== ========= ========

(1) Formerly the Aggressive Equity Fund
(2) Commenced operations on July 1, 1994
(3) Commenced operations on August 31, 1993


    The accompanying notes are an integral part of the financial statements.

                                                       The Compass Capital Group

-------------------------------------------------------------------------------




                                                               NEW JERSEY        PENNSYLVANIA
SHORT/INTERMEDIATE     FIXED INCOME       MUNICIPAL BOND     MUNICIPAL BOND     MUNICIPAL BOND
       FUND                FUND                FUND               FUND              FUND(3)
------------------- ------------------- ------------------ ------------------- -----------------
  1995      1994      1995      1994      1995      1994     1995      1994      1995     1994
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
$ 12,078  $ 12,640  $ 15,141  $ 13,917  $  1,562  $ 1,424  $  4,781  $  3,784  $   878  $   338
  (3,296)    1,541    (3,223)    4,806    (1,090)     823      (431)      108     (481)     (17)
  (4,916)   (5,373)  (11,359)   (6,300)     (353)  (1,000)   (3,631)     (513)    (238)    (265)
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
   3,866     8,808       559    12,423       119    1,247       719     3,379      159       56
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
 (12,044)  (12,640)  (15,108)  (13,917)   (1,558)  (1,421)   (4,773)   (3,784)    (879)    (342)
    (470)   (1,200)     (968)   (4,715)     (376)    (723)      (73)     (187)       -        -
       -         -         -         -         -        -         -         -        -        -
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
 (12,514)  (13,840)  (16,076)  (18,632)   (1,934)  (2,144)   (4,846)   (3,971)    (879)    (342)
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
  34,390   132,070    31,547    93,524     8,262   18,362    21,923    73,255    4,515   21,895
   6,046     8,757     4,989     8,275       475      710     1,934     1,729      101       30
 (98,249)  (53,591)  (49,290)  (31,296)  (13,728)  (5,301)  (34,227)  (10,207)  (7,038)  (1,773)
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
 (57,813)   87,236   (12,754)   70,503    (4,991)  13,771   (10,370)   64,777   (2,422)  20,152
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
 (66,461)   82,204   (28,271)   64,294    (6,806)  12,874   (14,497)   64,185   (3,142)  19,866
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
 268,235   186,031   272,409   208,115    35,556   22,682   111,354    47,169   19,866        -
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
$201,774  $268,235  $244,138  $272,409  $ 28,750  $35,556  $ 96,857  $111,354  $16,724  $19,866
========= ========= ========= ========= ========= ======== ========= ========= ======== ========
   3,361    12,377     3,114     8,506       808    1,658     2,019     6,417      473    2,186
     597       823       499       757        48       64       180       152       11        3
  (9,629)   (5,034)   (4,890)   (2,843)   (1,355)    (478)   (3,191)     (895)    (753)    (176)
--------- --------- --------- --------- --------- -------- --------- --------- -------- --------
  (5,671)    8,166    (1,277)    6,420      (499)   1,244      (992)    5,674     (269)   2,013
========= ========= ========= ========= ========= ======== ========= ========= ======== ========

STATEMENT OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------

                                                                                                            INTERNATIONAL
                                                                                    INTERNATIONAL EQUIT     FIXED INCOME
                                                                                           FUND                 FUND
                                                                                    ------------------ ---------------------
                                                                                      1995      1994     1995         1994
                                                                                    --------- -------- --------     --------
INVESTMENT ACTIVITIES:
    Net investment income..........................................................  $    24   $   23   $2,695       $2,608
    Net realized gain (loss) on securities sold....................................    2,720    1,516     (827)       1,909
    Net realized gain (loss) on forward foreign currency contracts and foreign
      currency transactions........................................................     (357)    (148)  (2,318)       1,001
    Change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities
      in foreign currency..........................................................      124*    (208)      32       (1,315)
    Change in unrealized appreciation (depreciation) on investment securities......   (5,307)   5,136    1,113         (130)
                                                                                    --------- -------- --------    --------
        Increase (decrease) in net assets from operations..........................   (2,796)   6,319      695        4,073
                                                                                    --------- -------- --------    --------
DISTRIBUTIONS:
    Net investment income..........................................................        -      (30)    (570)      (3,474)
    Net realized gains.............................................................   (2,565)    (778)  (1,055)        (850)
                                                                                    --------- -------- --------    --------
        Total distributions........................................................   (2,565)    (808)  (1,625)      (4,324)
                                                                                    --------- -------- --------    --------
SHARE TRANSACTIONS:
    Proceeds from shares issued....................................................   11,521   16,452    7,438       11,860
    Dividends reinvested in lieu of cash distributions.............................    2,543      765    1,240        2,385
    Value of shares redeemed.......................................................   (6,989)  (2,968)  (8,979)      (5,363)
                                                                                    --------- -------- --------    --------
        Increase (decrease) in net assets from share transactions..................    7,075   14,249     (301)       8,882
                                                                                    --------- -------- --------    --------
        Total increase (decrease) in net assets....................................    1,714   19,760   (1,231)       8,631
                                                                                    --------- -------- --------    --------
NET ASSETS:
    Beginning of period............................................................   33,223   13,463   46,888       38,257
                                                                                    --------- -------- --------    --------
    End of period..................................................................  $34,937  $33,223  $45,657      $46,888
                                                                                    ========= ======== ========    ========
    SHARE ISSUED AND REDEEMED:
        Shares issued..............................................................      837    1,270      717        1,068
        Shares issued in dividend reinvestment.....................................      203       59      122          215
        Shares redeemed............................................................     (518)    (224)    (861)        (474)
                                                                                    --------- -------- --------    --------
        Net shares issued (redeemed)...............................................      522    1,105      (22)         809
                                                                                    ========= ======== ========    ========

---------
* Net of $10,000 change in accrued foreign withholding taxes.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                  THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------
For the period ended February 28, 1995

For a Share Outstanding Throughout each Period.

                                                                                        RATIO     RATIO OF
                                                                                          OF        NET
                                                                               RATIO   EXPENSES    INCOME
                                                                     RATIO OF OF NET      TO         TO
           NET               DISTRIBUTIONS    NET              NET   EXPENSES INCOME   AVERAGE    AVERAGE
          ASSET                  FROM        ASSET           ASSETS     TO      TO       NET        NET
          VALUE       NET         NET        VALUE           END OF  AVERAGE  AVERAGE   ASSETS     ASSETS
        BEGINNING INVESTMENT  INVESTMENT      END    TOTAL   PERIOD    NET      NET   (EXCLUDING (EXCLUDING
        OF PERIOD   INCOME      INCOME     OF PERIOD RETURN   (000)   ASSETS  ASSETS   WAIVERS)   WAIVERS)
        --------- ---------- ------------- --------- ------ -------- -------- ------- ---------- ----------
---------------------------------
CASH RESERVE FUND
---------------------------------
1995        $1.00      $0.04       $(0.04)     $1.00  4.28% $435,323    0.59%   4.18%      0.59%      4.18%
1994         1.00       0.03        (0.03)      1.00  2.80   428,649    0.59    2.76       0.59       2.76
1993         1.00       0.03        (0.03)      1.00  3.30   456,652    0.59    3.24       0.59       3.24
1992         1.00       0.05        (0.05)      1.00  5.42   435,591    0.59    5.25       0.59       5.25
1991         1.00       0.08        (0.08)      1.00  7.84   408,815    0.58    7.57       0.59       7.56
1990         1.00       0.09        (0.09)      1.00  8.93   365,174    0.58    8.58       0.60       8.56
1989(1)      1.00       0.08        (0.08)      1.00  7.16*  381,082    0.47    7.49       0.56       7.40

---------------------------------
U.S. TREASURY FUND
---------------------------------
1995        $1.00      $0.04       $(0.04)     $1.00  4.06% $365,516    0.59%   3.94%      0.59%      3.94%
1994         1.00       0.03        (0.03)      1.00  2.63   377,276    0.59    2.60       0.59       2.60
1993         1.00       0.03        (0.03)      1.00  3.00   346,388    0.62    3.10       0.62       3.10
1992         1.00       0.05        (0.05)      1.00  5.21   958,671    0.56    4.95       0.56       4.95
1991         1.00       0.07        (0.07)      1.00  7.50   434,436    0.56    7.25       0.57       7.24
1990         1.00       0.08        (0.08)      1.00  8.56   215,195    0.59    8.24       0.61       8.22
1989(2)      1.00       0.07        (0.07)      1.00  6.75*  129,971    0.50*   7.14*      0.56*      7.08*

---------------------------------
MUNICIPAL MONEY FUND
---------------------------------
1995        $1.00      $0.03       $(0.03)     $1.00  2.55%  $45,252    0.67%   2.53%      0.67%      2.53%
1994         1.00       0.02        (0.02)      1.00  1.98    47,407    0.62    1.94       0.62       1.94
1993         1.00       0.03        (0.03)      1.00  2.48    90,208    0.67    2.45       0.67       2.45
1992         1.00       0.04        (0.04)      1.00  3.95    56,932    0.67    4.05       0.69       4.03
1991         1.00       0.06        (0.06)      1.00  5.67   176,209    0.61    5.54       0.63       5.52
1990         1.00       0.06        (0.06)      1.00  6.17   127,419    0.65    6.00       0.68       5.97
1989(1)      1.00       0.05        (0.05)      1.00  4.35*  123,300    0.57    5.03       0.66       4.94

---------------------------------
NEW JERSEY MUNICIPAL MONEY FUND
---------------------------------
1995        $1.00      $0.02       $(0.02)     $1.00  2.46%  $43,610    0.63%   2.46%      0.70%      2.39%
1994         1.00       0.02        (0.02)      1.00  1.79    39,408    0.65    1.77       0.72       1.70
1993         1.00       0.02        (0.02)      1.00  2.19    38,836    0.73    2.17       0.76       2.14
1992(3)      1.00       0.02        (0.02)      1.00  3.53*   35,005    0.47*   3.44*      0.62*      3.29*

---------------------------------
PENNSYLVANIA MUNICIPAL MONEY FUND
---------------------------------
1995        $1.00      $0.03       $(0.03)     $1.00  2.71%  $35,478    0.48%   2.68%      0.69%      2.47%
1994         1.00       0.02        (0.02)      1.00  2.25    26,654    0.22    2.35       0.80       1.77
1993         1.00       0.03        (0.03)      1.00  2.49     5,096    0.67    2.53       0.87       2.33
1992(4)      1.00       0.02        (0.02)      1.00  3.72*   22,145    0.58*   3.42*      0.62*      3.38*

                     Footnotes on page 67 following table

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------
For the period ended February 28, 1995

For a Share Outstanding Throughout each Period.




                              REALIZED            DISTRIBUTIONS
           NET                   AND      -----------------------------  NET
          ASSET              UNREALIZED                      IN EXCESS  ASSET
          VALUE       NET     GAINS OR      NET               OF NET    VALUE
        BEGINNING INVESTMENT (LOSSES) ON INVESTMENT CAPITAL  REALIZED  END OF  TOTAL
        OF PERIOD   INCOME   INVESTMENTS   INCOME    GAINS     GAINS   PERIOD  RETURN
        --------- ---------- ----------- ---------- -------- --------- ------ ---------
------------------------
EQUITY INCOME FUND
------------------------
1995       $12.71      $0.30     $ 0.14     $(0.30)  $(0.99)        -  $11.86    3.87%
1994        11.94       0.38       1.63      (0.39)   (0.85)        -   12.71   16.78
1993        11.77       0.39       0.48      (0.39)   (0.31)        -   11.94    7.71
1992        11.12       0.45       1.24      (0.46)   (0.58)        -   11.77   16.07
1991         9.93       0.45       1.17      (0.43)       -         -   11.12   16.87
1990(5)     10.00       0.32      (0.07)     (0.32)       -         -    9.93    7.79*

------------------------
GROWTH FUND
------------------------
1995       $11.31      $0.06     $ 0.22     $(0.06)  $(0.27)   $    -  $11.26    2.75%
1994        11.19       0.05       0.46      (0.05)   (0.30)    (0.04)  11.31    4.74
1993        11.36       0.13       0.26      (0.13)   (0.43)        -   11.19    3.49
1992        11.72       0.21       1.35      (0.21)   (1.71)        -   11.36   14.93
1991        10.28       0.22       1.44      (0.22)       -         -   11.72   16.40
1990(5)     10.00       0.23       0.27      (0.22)       -         -   10.28    6.70*

------------------------
SMALL CAP VALUE FUND
------------------------
1995       $12.33      $0.10     $(0.70)    $(0.10)  $(0.62)        -  $11.01   (4.70)%
1994        12.03       0.09       1.57      (0.09)   (1.27)        -   12.33   14.50
1993        12.01       0.05       0.10      (0.04)   (0.09)        -   12.03    1.42
1992(3)     10.00       0.04       2.01      (0.04)       -         -   12.01   32.73*

------------------------
BALANCED FUND
------------------------
1995(6)    $10.00      $0.27     $ 0.30     $(0.27)       -         -  $10.30    8.94%*

------------------------
SHORT/INTERMEDIATE FUND
------------------------
1995       $10.47      $0.55     $(0.33)    $(0.55)  $(0.02)        -  $10.12    2.27%
1994        10.67       0.59      (0.14)     (0.59)   (0.06)        -   10.47    3.71
1993        10.47       0.67       0.32      (0.67)   (0.12)        -   10.67    9.77
1992        10.17       0.70       0.34      (0.70)   (0.04)        -   10.47   10.58
1991         9.96       0.75       0.20      (0.74)       -         -   10.17    9.89
1990(5)     10.00       0.56      (0.05)     (0.55)       -         -    9.96    6.96*

------------------------
FIXED INCOME FUND
------------------------
1995       $10.66      $0.61     $(0.56)    $(0.61)  $(0.04)        -  $10.06    0.65%
1994        10.88       0.62      (0.01)     (0.62)   (0.21)        -   10.66    5.38
1993        10.52       0.71       0.66      (0.72)   (0.29)        -   10.88   13.69
1992        10.11       0.76       0.47      (0.76)   (0.06)        -   10.52   12.62
1991         9.84       0.79       0.26      (0.78)       -         -   10.11   11.18
1990(5)     10.00       0.53      (0.19)     (0.50)       -         -    9.84    4.54*




                                                           RATIO    RATIO OF
                                                            OF         NET
                                            RATIO        EXPENSES    INCOME
                                  RATIO OF  OF NET          TO         TO
                            NET   EXPENSES  INCOME        AVERAGE    AVERAGE
                          ASSETS    TO        TO            NET        NET
                          END OF  AVERAGE   AVERAGE       ASSETS     ASSETS    PORTFOLIO
                          PERIOD    NET       NET        (EXCLUDING (EXCLUDING TURNOVER
                           (000)  ASSETS     ASSETS       WAIVERS)   WAIVERS)     RATE
                         -------- -------- ------------ ---------- ---------- ---------
------------------------
EQUITY INCOME FUND
------------------------
1995                   $288,889   0.95%    2.47%          0.95%      2.47%     57.96%
1994                    282,144   0.93     3.06           0.93       3.06     156.21
1993                    197,039   1.00     3.33           1.00       3.33      70.84
1992                    142,052   0.96     4.04           0.96       4.04     111.52
1991                     82,167   0.94     4.65           0.98       4.61      98.75
1990(5)                  32,115   0.93*    4.29*          1.06*      4.16*     54.08

------------------------
GROWTH FUND
------------------------
1995                   $139,339   0.96%    0.55%          0.96%      0.55%     46.28%
1994                    150,602   0.94     0.56           0.94       0.56     153.03
1993                    153,876   0.98     1.14           0.98       1.14     114.83
1992                    115,473   1.00     1.80           1.00       1.80     144.16
1991                    113,335   0.92     2.08           0.96       2.04      91.32
1990(5)                  81,998   0.90*    2.72*          1.00*      2.62*     41.69

------------------------
SMALL CAP VALUE FUND
------------------------
1995                    $26,393   1.30%    0.86%          1.30%      0.86%     15.84%
1994                     22,280   1.31     0.72           1.31       0.72      49.34
1993                     19,300   1.38     0.45           1.38       0.45      43.00
1992(3)                  16,237   1.22*    0.65*          1.27*      0.60*      9.08

------------------------
BALANCED FUND
------------------------
1995(6)                 $23,933   0.70%*       4.10%*     1.15%*     3.65%*    30.63%

------------------------
SHORT/INTERMEDIATE FUND
------------------------
1995                   $201,774   0.85%    5.33%          0.85%      5.33%     53.66%
1994                    268,235   0.84     5.02           0.84       5.02      58.80
1993                    186,031   0.88     6.28           0.88       6.28      25.95
1992                    128,225   0.85     6.90           0.85       6.90      57.81
1991                     77,996   0.84     7.44           0.88       7.40      42.86
1990(5)                  25,695   0.88*    7.41*          0.98*      7.31*      2.46

------------------------
FIXED INCOME FUND
------------------------
1995                   $244,138   0.85%    6.02%          0.85%      6.02%     34.69%
1994                    272,409   0.83     5.53           0.83       5.53      49.41
1993                    208,115   0.87     6.62           0.87       6.62      36.88
1992                    150,594   0.89     7.66           0.89       7.66     120.70
1991                    110,935   0.82     7.97           0.86       7.93      63.33
1990(5)                  71,228   0.82*    7.10*          0.98*      6.94*     12.97


    The accompanying notes are an integral part of the financial statements.

                                                      THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------


                                                DISTRIBUTIONS
                              REALIZED    ----------------------------
           NET                   AND                            IN      NET
          ASSET              UNREALIZED                       EXCESS   ASSET
          VALUE       NET     GAINS OR      NET               OF NET   VALUE
        BEGINNING INVESTMENT (LOSSES) ON INVESTMENT CAPITAL  REALIZED END OF  TOTAL
        OF PERIOD   INCOME   INVESTMENTS   INCOME    GAINS    GAINS   PERIOD  RETURN
        --------- ---------- ----------- ---------- -------- -------- ------ -----------
---------------------------------
MUNICIPAL BOND FUND
---------------------------------
1995       $10.79      $0.49     $(0.39)    $(0.49)  $(0.12)       -  $10.28    1.17%
1994        11.06       0.51      (0.03)     (0.51)   (0.24)       -   10.79    4.35
1993        10.43       0.51       0.64      (0.52)       -        -   11.06   11.42
1992        10.25       0.60       0.19      (0.60)   (0.01)       -   10.43    8.40
1991         9.99       0.64       0.23      (0.61)       -        -   10.25    8.96
1990(7)     10.00       0.14      (0.02)     (0.13)       -        -    9.99    4.81*

---------------------------------
NEW JERSEY MUNICIPAL BOND FUND
---------------------------------
1995       $11.31      $0.51     $(0.36)    $(0.51)  $(0.01)       -  $10.94    1.49%
1994        11.30       0.54       0.04      (0.54)   (0.03)       -   11.31    5.18
1993        10.46       0.52       0.85      (0.53)       -        -   11.30   13.48
1992(3)     10.00       0.34       0.45      (0.33)       -        -   10.46   12.33*

---------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------
1995       $ 9.87      $0.44     $(0.28)    $(0.44)       -        -   $9.59    1.81%
1994(8)     10.00       0.21      (0.13)     (0.21)       -        -    9.87    1.53*

---------------------------------
INTERNATIONAL EQUITY FUND
---------------------------------
1995       $13.79      $0.01     $(0.93)      $  -   $(0.95)  $    -  $11.92   (6.99)%
1994        10.32       0.03       3.88      (0.03)   (0.41)       -   13.79   38.19
1993        10.62       0.09      (0.34)     (0.05)       -        -   10.32   (2.35)
1992(3)     10.00       0.02       0.63          -        -    (0.03)  10.62    9.88*

---------------------------------
INTERNATIONAL FIXED INCOME FUND
---------------------------------
1995       $10.75      $0.62     $(0.48)    $(0.13)  $(0.24)   $   -  $10.52    1.50%
1994        10.76       0.65       0.46      (0.90)   (0.22)       -   10.75   10.24
1993        10.21       0.52       0.47      (0.30)   (0.14)       -   10.76    9.55
1992(3)     10.00       0.31       0.26          -    (0.06)   (0.30)  10.21    8.92*

                                     RATIO      RATIO OF
                                       OF         NET
                            RATIO   EXPENSES     INCOME
                  RATIO OF  OF NET     TO          TO
          NET     EXPENSES  INCOME   AVERAGE     AVERAGE
        ASSETS       TO       TO       NET         NET
        END OF     AVERAGE  AVERAGE   ASSETS      ASSETS   PORTFOLIO
        PERIOD       NET      NET   (EXCLUDING  (EXCLUDING TURNOVER
         (000)      ASSETS  ASSETS   WAIVERS)    WAIVERS)    RATE
        --------  -------- ------  -----------  ---------- -----------
---------------------------------
MUNICIPAL BOND FUND
---------------------------------
1995         $ 28,750    0.75%   4.75%      0.93%      4.57%    60.86%
1994           35,556    0.69    4.66       0.96       4.39     80.70
1993           22,682    1.01    4.80       1.30       4.49    144.89
1992           11,299    0.75    5.81       1.31       5.25    114.78
1991            7,516    0.32    6.33       1.40       5.25     30.21
1990(7)         2,620    0.39*   5.85*      1.56*      4.68*     0.00

---------------------------------
NEW JERSEY MUNICIPAL BOND FUND
---------------------------------
1995         $ 96,857    0.79%   4.71%      0.87%      4.63%    28.43%
1994          111,354    0.38    4.75       0.86       4.27     12.05
1993           47,169    0.48    5.04       1.04       4.48     16.09
1992(3)        10,673    0.52*   5.35*      1.29*      4.58*     0.00

---------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------
1995         $ 16,724    0.65%   4.63%      1.01%      4.27%    48.91%
1994(8)        19,866    0.22*   4.27*      0.85*      3.64*    30.68

---------------------------------
INTERNATIONAL EQUITY FUND
---------------------------------
1995         $ 34,937    1.46%   0.07%      1.46%      0.07%    47.68%
1994           33,223    1.59    0.11       1.59       0.11     51.30
1993           13,463    1.63    0.91       1.63       0.91     80.72
1992(3)        12,427    1.56*   0.25*      1.61*      0.20*    22.26

---------------------------------
INTERNATIONAL FIXED INCOME FUND
---------------------------------
1995         $ 45,657    1.24%   5.96%      1.24%      5.96%   130.64%
1994           46,888    1.38    6.00       1.38       6.00    128.14
1993           38,257    1.30    6.31       1.30       6.31    115.25
1992(3)        27,744    1.33*   6.79*      1.37*      6.75*   110.13
----------------

 * Annualized.

(1) Commenced operations on March 1, 1988.
(2) Commenced operations on March 24, 1988.
(3) Commenced operations on July 1, 1991.
(4) Commenced operations on August 15, 1991.
(5) Commenced operations on May 31, 1989.
(6) Commenced operations on July 1, 1994.
(7) Commenced operations on December 1, 1989.
(8) Commenced operations on August 31, 1993.





    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------
February 28, 1995



1. ORGANIZATION:

   The Compass Capital Group (the "Group") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company established as a Massachusetts business trust.

   The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group presently offers shares of the Cash Reserve Fund, U.S. Treasury Fund, Municipal Money Fund, New Jersey Municipal Money Fund, Pennsylvania Municipal Money Fund, Equity Income Fund, Growth Fund, Balanced Fund, Small Cap Value Fund (formerly Aggressive Equity), Short/Intermediate Fund, Fixed Income Fund, Municipal Bond Fund, New Jersey Municipal Bond Fund, Pennsylvania Municipal Bond Fund, International Equity Fund and International Fixed Income Fund (referred to as a "Fund" or collectively as the "Funds"). Sales of shares of the Group may be made to customers of Midlantic Bank N.A. ("Midlantic"), and to the general public. Effective August 27, 1994, Midlantic National Bank, the investment adviser to the Group, merged with Continental Bank and changed its name to Midlantic Bank, N.A.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Securities Valuation - Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price quoted on the primary exchange or board of trade which such option contracts are stated. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund and International Fixed Income Fund (the "International Funds") are valued based upon quotations from the primary market in which they are traded. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted and illiquid securities for which quotations are not readily available are valued at fair value using methods determined in good faith as approved by the Board of Trustees.

   Security Transactions and Related Income - Security transactions are accounted on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis.


                                   Continued

                                                       THE COMPASS CAPITAL GROUP
-------------------------------------------------------------------------------




Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Market discounts and premiums are not amortized for financial reporting and Federal income tax purposes in the taxable variable net asset value funds. Market premiums and original issue discounts are amortized for financial reporting and Federal income tax purposes in the Municipal Bond Fund, New Jersey Municipal Bond Fund, and Pennsylvania Municipal Bond Fund.

Repurchase Agreements - The Group may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation ("FDIC") with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers whom Midlantic deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Group plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty.

The Group may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement.

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Distributions to Shareholders - Distributions from net investment income are declared daily and paid monthly for the money market funds. Distributions from net investment income are declared and paid monthly for the variable net asset value funds, excluding the Small Cap Value Fund which is paid quarterly and the International Funds which are paid twice annually. Any net realized capital gains are declared and distributed to shareholders at least annually.

Differences between undistributed net investment income or accumulated net capital gains for financial reporting and tax purposes, if permanent, are required to be reclassified to/from paid in capital.

Federal Income Taxes - It is the intention of the Group to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.


                                   Continued

Notes to Financial Statements
-------------------------------------------------------------------
February 28, 1995




Foreign Currency Translation - The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Funds do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Funds report certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts - The International Funds enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The aggregate principal amounts of the contracts are not recorded as the Funds intend to settle the contracts prior to delivery.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.



                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------


3. PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding short-term and U.S. Government securities) for the period ended February 28, 1995 were as follows:

                                   PURCHASES   SALES
                                     (000)     (000)
                                   --------- --------
Equity Income Fund................  $164,247 $161,787
Growth Fund.......................    60,422   81,242
Small Cap Value Fund..............     9,473    3,712
Balanced Fund.....................    16,372    3,398
Short/Intermediate Fund...........    37,876   55,497
Fixed Income Fund.................    34,404   49,965
Municipal Bond Fund...............    19,676   30,965
New Jersey Municipal Bond Fund....    28,269   34,325
Pennsylvania Municipal Bond Fund..     8,902    8,841
International Equity Fund.........    18,310   15,395
International Fixed Income Fund...    54,465   53,855

Purchases and sales of U.S. Government securities were:

                                   PURCHASES   SALES
                                     (000)     (000)
                                   ---------  -------
Balanced Fund............             $8,572   $1,101
Short/Intermediate Fund..             70,018   95,269
Fixed Income Fund........             43,792   38,074

4. RELATED PARTY TRANSACTIONS:

   SEI Financial Management Corporation (the "Administrator") serves the Group as Administrator. Under the terms of the administration agreement between the Group and the Administrator, the Administrator earns an annual fee of .18% of the daily net assets of the Funds. SEI Financial Services Company (the "Distributor") serves the Group as Distributor pursuant to a distribution agreement between the Group and the Distributor. The Distributor receives no fee for its services.

   Investment advisory services are provided to the Group by Midlantic. Under the terms of the investment advisory agreement, Midlantic is entitled to receive fees based on a percentage of the average net assets of the Funds. The advisory fee is equal to .35% of the average daily net assets of the Cash Reserve Fund and U.S. Treasury Fund; .40% of the Municipal Money Fund, New Jersey Municipal Money Fund and Pennsylvania Municipal Money Fund; .60% of the




                                   Continued

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------
February 28, 1995



   Short/Intermediate Fund, Fixed Income Fund, Municipal Bond Fund, New Jersey Municipal Bond Fund and Pennsylvania Municipal Bond Fund; .70% of the Growth Fund, Equity Income Fund and Balanced Fund; .80% of the International Fixed Income Fund; and .90% of the Small Cap Value Fund and International Equity Fund.

   The Administrator and the Adviser have voluntarily agreed to waive a portion of their fee on certain portfolios so that total expenses of such portfolios will not exceed certain annual expense limitations.

   Fisher Investments, Inc., Morgan Grenfell Investment Services Limited and Seligman Henderson Co. have entered into subadvisory agreements with Midlantic as subadvisors for the Small Cap Value Fund, International Fixed Income Fund and International Equity Fund, respectively. Wellington Management Company has also entered into a subadvisory agreement with Midlantic for the Equity Income Fund and Growth Fund.

   During the period ended February 28, 1995, Midlantic Corporation, an affiliate of the Adviser, purchased a security from the Cash Reserve Fund for $5,000,000 which represented the amortized cost and carrying value of the security. The securities aggregate market value was $4,112,500 at the time of purchase. In connection with this transaction the Fund recorded a realized loss of $887,500 on the sale of the security in the statement of operations along with offsetting capital contribution from the affiliate. The transaction did not change the net asset value of the Fund.

5. INVESTMENT TRANSACTIONS:

   At February 28, 1995 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate unrealized appreciation and depreciation information at February 28, 1995 for each variable net asset value fund is as follows:

                                    EQUITY              SMALL               SHORT/      FIXED
                                    INCOME    GROWTH  CAP VALUE BALANCED INTERMEDIATE  INCOME
                                     (000)    (000)     (000)    (000)      (000)       (000)
                                   --------- -------- --------- -------- ------------ ---------
Aggregate gross unrealized
  appreciation.................     $24,040  $15,696    $3,041    $ 795      $   842   $ 2,315
Aggregate gross unrealized
  depreciation.................     (10,756)  (4,438)   (2,885)    (208)      (3,663)   (7,483)
                                   --------- -------- --------- -------- ------------ ---------
Net unrealized
  appreciation/(depreciation)..     $13,284  $11,258    $  156    $ 587      $(2,821)  $(5,168)
                                   ========= ======== ========= ======== ============ =========

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------




                                MUNICIPAL   NEW JERSEY    PENNSYLVANIA  INTERNATIONAL INTERNATIONAL
                                  BOND    MUNICIPAL BOND MUNICIPAL BOND    EQUITY     FIXED INCOME
                                  (000)       (000)          (000)          (000)         (000)
                                --------- -------------- -------------- ------------- -------------
Aggregate gross unrealized
  appreciation.................    $ 189        $ 1,009          $  25       $ 2,783        $1,777
Aggregate gross unrealized
  depreciation.................     (471)        (2,666)          (528)       (2,190)         (368)
                                --------- -------------- -------------- ------------- -------------
Net unrealized
  appreciation/(depreciation)..    $(282)       $(1,657)         $(503)      $   593        $1,409
                                ========= ============== ============== ============= =============

6. CAPITAL LOSS CARRYFORWARDS:

   Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ending February 29, 1996. Additionally, the following capital losses realized by the funds as of February 28, 1995 are available to offset future net capital gains through the following fiscal years:

                               DEFERRED CAPITAL
                                LOSSES   LOSSES EXPIRATION
FUND                             (000)   (000)     DATE
-----                          -------- ------- ----------
Cash Reserve..................       -   $  150       2003
Municipal Money...............       -       19       2003
Municipal Money...............       -       16       2002
Municipal Money...............       -      305       2001
New Jersey Municipal Money....       -        7       2003
Pennsylvania Municipal Money..       -        2       2003
Equity Income.................       -      225       2003
Growth........................    2,299      -          -
International Fixed Income....       -      459       2003
Short/Intermediate............    1,045   2,251       2003
Fixed Income..................    1,010   2,214       2003
Municipal Bond................      369     722       2003
New Jersey Municipal Bond.....       55     378       2003
Pennsylvania Municipal Bond...      410      89       2003

                                   Continued

Notes to Financial Statements
-------------------------------------------------------------------------------
February 28, 1995




7. FORWARD FOREIGN CURRENCY CONTRACTS

   A summary of forward foreign currency contracts that were outstanding at February 28, 1995 is as follows:

                                                                                   NET
                                               CONTRACTS TO                     UNREALIZED
                               SETTLEMENT        DELIVER/                     APPRECIATION/
                                 DATES            RECEIVE     IN EXCHANGE FOR (DEPRECIATION)
                           ----------------- ---------------- --------------- --------------
                                  INTERNATIONAL EQUITY FUND
Foreign Currency Sale           04/20/95      JY  378,070,000     $ 3,850,000     $ (87,770)
                                                              --------------- --------------
                               INTERNATIONAL FIXED INCOME FUND


Foreign Currency Sales          03/08/95      NZ    1,600,000     $ 1,021,440     $   8,857
                           03/14/95-04/21/95  DM   12,480,000       8,165,044      (409,269)
                           03/14/95-05/16/95  JY  740,000,000       7,542,623      (171,377)
                                03/14/95      SP  260,000,000       1,963,598       (72,331)
                                03/15/95      FF   10,500,000       1,938,342      (107,923)
                           04/21/95-05/16/95  UK    1,465,000       2,280,766       (27,628)
                           04/21/95-05/16/95  IT2,920,000,000       1,782,389        41,989
                                04/25/95      CA    1,100,000         770,470       (17,116)
                                                              --------------- --------------
                                                                  $25,464,672     $(754,798)
                                                              =============== ==============

Foreign Currency Purchases      03/08/95      NZ      700,000     $   440,538     $   2,467
                                03/14/95      DM      330,000         219,124         7,395
                                03/14/95      SP  260,000,000       1,981,481        54,448
                                04/25/95      CA    1,100,000         774,806        12,780
                                                              --------------- --------------
                                                                  $ 3,415,949     $  77,090
                                                              =============== ==============
                                                                                  $(677,708)
                                                                              ==============

CURRENCY LEGEND
--------------------
CA Canadian Dollar
DM German Marks
FF French Francs
IT Italian Lira
JY Japanese Yen
NZ New Zealand Dollar
SP Spanish Pesetas
UK British Pounds Sterling

To the Shareholders and Trustees of
 The Compass Capital Group:

We have audited the accompanying statements of net assets of the Cash Reserve Fund, the U.S. Treasury Fund, the Municipal Money Fund, the New Jersey Municipal Money Fund, the Pennsylvania Municipal Money Fund, the Equity Income Fund, the Growth Fund, the Small Cap Value Fund, the Balanced Fund, the Short/Intermediate Fund, the Fixed Income Fund, the Municipal Bond Fund, the New Jersey Municipal Bond Fund, and the Pennsylvania Municipal Bond Fund, and the schedules of investments and statements of assets and liabilities of the Growth Fund, the International Equity Fund, and the International Fixed Income Fund of the Compass Capital Group (the "Group"), as of February 28, 1995 and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the respective periods presented. These financial statements and the financial highlights are the responsibility of the Group's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1995, by correspondence with the Fund's custodian and brokers, or other auditing procedures where correspondence from brokers was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising the Compass Capital Group as of February 28, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the respective periods presented in conformity with generally accepted accounting principles.


/s/ COOPERS & LYBRAND L.L.P.
---------------------------
COOPERS & LYBRAND, L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 14, 1995

TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS..................................................
STATEMENTS OF NET ASSETS/SCHEDULE OF INVESTMENTS........................
STATEMENTS OF ASSETS AND LIABILITIES....................................
STATEMENTS OF OPERATIONS................................................
STATEMENTS OF CHANGES IN NET ASSETS.....................................
FINANCIAL HIGHLIGHTS....................................................
NOTES TO FINANCIAL STATEMENTS...........................................

       STATEMENT OF NET ASSETS                         THE COMPASS CAPITAL GROUP
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       CASH RESERVE FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
COMMERCIAL PAPER (23.1%)
 ABN/AMRO New York
   5.740%, 10/10/95................   $   5,000   $   4,969
 Asset Securitization Cooperative
   5.765%, 10/19/95................       4,500       4,466
 Bayerische Landesbank Girozentrale
   5.740%, 09/18/95................       5,000       4,987
 Commerzbank A.G.
   5.735%, 09/11/95................       5,000       4,992
 E.I. Dupont de Nemours
   5.720%, 11/07/95................      10,000       9,896
 International Nederlanden U.S.
   Funding Corporation
   5.700%, 10/16/95................       5,000       4,965
 Jet Funding
   5.898%, 10/31/95................      10,197      10,097
 MCA Funding
   6.340%, 09/12/95................       8,000       7,985
 Mitsubishi International
   5.830%, 10/24/95................       5,000       4,958
 New South Wales Treasury
   5.600%, 01/09/96................      10,000       9,803
 New Zealand
   5.781%, 11/20/95................       4,000       3,949
 Rexam PLC
   5.750%, 09/13/95................       5,000       4,991
   5.793%, 09/19/95................       5,000       4,986
 Sherwood Medical
   5.800%, 09/27/95................       5,000       4,979
 South Australian Government
   Financing Authority
   5.700%, 10/13/95................       5,000       4,967
 Southland
   5.760%, 09/12/95................       5,000       4,991
   5.808%, 10/25/95................       5,000       4,957
 State Bank of New South Wales,
   Delaware
   6.270%, 09/07/95................      10,000       9,990
                                                  ---------
 Total Commercial Paper
   (Cost $110,928,205).............                 110,928
                                                  ---------
CORPORATE BONDS (21.4%)
 Abbey National North America
   Corporation
   7.400%, 12/15/95................      10,000      10,024
 American Express Centurion Bank
   5.875%, 09/12/95 (A)............      10,000      10,000
   5.938%, 09/26/95 (A)............      10,000       9,999
 Associates
   8.375%, 06/01/96................       4,100       4,172
 Bear Stearns
   6.313%, 09/15/95................   $   3,500   $   3,500
 FCC National Bank, Delaware
   5.700%, 09/06/95 (A)............      10,000      10,000
 Ford Motor Credit
   8.625%, 04/15/96................       6,100       6,187
 General Electric Capital
   5.950%, 09/01/95 (A)............       5,000       5,000
   5.960%, 09/01/95 (A)............       5,000       5,000
   6.150%, 09/01/95 (A)............      10,000       9,999
 Merrill Lynch
   5.620%, 09/06/95 (A)............       5,000       5,000
 Nationsbank, North Carolina
   5.375%, 12/01/95................      10,350      10,330
 Toyota Motor Credit
   5.980%, 09/01/95 (A)............      10,000       9,996
   5.680%, 09/06/95 (A)............       3,700       3,698
                                                  ---------
 Total Corporate Bonds
   (Cost $102,905,314).............                 102,905
                                                  ---------
ASSET BACKED SECURITIES (7.7%)
 Ford Credit Auto Lease Trust
   6.000%, 05/15/96................       4,000       3,999
 John Deere Owner Trust
   5.812%, 09/15/95 (A)............       8,113       8,113
 Steers
   6.190%, 09/01/95 (A)............      10,000      10,000
   5.987%, 09/18/95 (A)............      10,000      10,000
   5.941%, 11/18/95 (A)............       5,000       5,000
                                                  ---------
 Total Asset Backed Securities
   (Cost $37,112,288)..............                  37,112
                                                  ---------
GUARANTEED INVESTMENT CONTRACT
 (2.1%)
 Peoples Security Life
   6.070%, 09/01/95 (A)............      10,000      10,000
                                                  ---------
 Total Guaranteed Investment
   Contract (Cost $10,000,000).....                  10,000
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (12.0%)
 Federal Home Loan Bank
   6.100%, 06/05/96................      10,000       9,996
   5.725%, 07/25/96................      10,000      10,000
 Federal Home Loan Mortgage
   Corporation
   6.000%, 09/01/95 (A)............       5,000       5,005
 Federal National Mortgage
   Association
   6.063%, 11/13/95................       5,000       4,940
   5.590%, 07/01/96................      10,000       9,987

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       CASH RESERVE
       FUND (CONTINUED)

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Small Business Administration
   7.250%, 09/01/95 (A)............   $   7,394   $   7,554
 Student Loan Marketing Association
   5.670%, 09/06/95 (A)............       5,000       4,983
   6.080%, 07/01/96 (A)............       5,000       5,000
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $57,464,745)..............                  57,465
                                                  ---------
CERTIFICATES OF DEPOSIT (6.3%)
 Bank of Tokyo
   5.870%, 10/16/95................      10,000      10,000
 Canadian Imperial Bank
   5.760%, 09/20/95................       5,000       5,000
 Mitsubishi Bank, New York
   5.900%, 09/08/95................       5,000       5,000
 Sanwa Bank, New York
   5.850%, 09/01/95................       5,000       5,000
   5.830%, 10/24/95................       5,000       5,000
                                                  ---------
 Total Certificates of Deposit
   (Cost $30,000,371)..............                  30,000
                                                  ---------
EURO CERTIFICATES OF DEPOSIT (2.1%)
 Abbey National PLC, London
   6.730%, 04/02/96................       5,000       5,008
 Abbey National Treasury Services
   6.400%, 05/30/96................       5,000       5,000
                                                  ---------
 Total Euro Certificates of Deposit
   (Cost $10,007,857)..............                  10,008
                                                  ---------
BANKERS ACCEPTANCES (5.3%)
 Bank of Tokyo, Los Angeles
   5.900%, 11/06/95................       5,000       4,947
 Dai Ichi Kangyo Bank, New York
   5.890%, 10/30/95................       5,000       4,953
 Mitsubishi International Bank, New
   York
   5.740%, 09/08/95................       5,000       4,994
   5.725%, 11/17/95................       5,000       4,940
 Sanwa Bank, New York
   5.710%, 10/02/95................       5,700       5,673
                                                  ---------
 Total Bankers Acceptances
   (Cost $25,506,625)..............                  25,507
                                                  ---------
BANK NOTE (1.7%)
 First National Bank of Chicago
   6.130%, 08/26/96................       8,000       8,000
                                                  ---------
 Total Bank Note
   (Cost $8,000,000)...............                   8,000
                                                  ---------
REPURCHASE AGREEMENTS (15.7%)
 First Boston, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $45,007,344
   (collateralized by U.S. Treasury
   Strips, par value $67,559,769,
   maturities ranging from 11/15/95
   to 05/15/14, market value
   $46,279,516)....................   $  45,000   $  45,000
 Merrill Lynch, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $30,557,986
   (collateralized by U.S. Treasury
   Bond, par value $375,000,
   7.875%, 02/15/21, market value
   $422,926, Federal Home Loan
   Mortgage Corporation,
   Collateralized Mortgage
   Obligations, par value
   $29,248,520, coupons ranging
   from 0.00% to 8.50%, maturities
   ranging from 03/15/97 to
   07/15/23, market value
   $25,926,413, Federal National
   Mortgage Association,
   Collateralized Mortgage
   Obligation, par value
   $4,700,000, 7.50%, 03/25/07,
   market value $4,817,649)........      30,553      30,553
                                                  ---------
 Total Repurchase Agreements
   (Cost $75,553,000)..............                  75,553
                                                  ---------
 Total Investments (97.4%)
   (Cost $467,478,405).............                 467,478
                                                  ---------
OTHER ASSETS AND LIABILITIES (2.6%)
 Other Assets and Liabilities,
   Net.............................                  12,548
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 480,111,786 outstanding
   shares of beneficial interest...                 480,112
 Accumulated net realized loss on
   investments.....................                     (86)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 480,026
                                                  =========
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.

PLC--Public Limited Company

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

       U.S. TREASURY FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. TREASURY OBLIGATIONS (50.4%)
 U.S. Treasury Bills
   5.061%, 09/14/95................   $  30,000   $  29,945
   5.366%, 09/21/95................      55,000      54,833
   5.373%, 09/28/95................      25,000      24,900
   5.410%, 10/12/95................      25,000      24,847
   5.390%, 01/18/96................      10,000       9,789
   5.755%, 05/02/96................      15,000      14,438
 U.S. Treasury Notes
   3.875%, 10/31/95................      25,000      24,918
   4.250%, 11/30/95................      15,000      14,942
   4.000%, 01/31/96................      15,000      14,896
   4.625%, 02/15/96................      25,000      24,879
   5.875%, 05/31/96................      10,000      10,007
 U.S. Treasury Strips
   5.685%, 11/15/95................      25,000      24,718
   6.140%, 02/15/96................      10,000       9,731
                                                  ---------
 Total U.S. Treasury Obligations
   (Cost $282,843,379).............                 282,843
                                                  ---------
REPURCHASE AGREEMENTS (49.5%)
 First Boston, 5.80% dated
   08/31/95, matures 09/01/95,
   repurchase price $55,000,000
   (collateralized by U.S. Treasury
   Bond, par value $53,271,000,
   7.25%, maturing 08/15/22, market
   value $56,219,133)..............      55,000      55,000
 First Boston, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $80,000,000
   (collateralized by U.S. Treasury
   Coupon Strips, par value
   $117,537,005, maturities ranging
   from 11/15/95 to 08/15/04,
   market
   value $82,216,664)..............      55,000      80,000
 Goldman Sachs Group, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $15,000,000
   (collateralized by U.S Treasury
   Notes, par value $15,033,000,
   maturities ranging from 06/30/96
   to 01/15/00, rates ranging from
   5.625% to 6.375%, market value
   $15,300,855)....................   $  15,000   $  15,000
 Merrill Lynch, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $127,456,000
   (collateralized by U.S. Treasury
   Notes, par value $126,597,000,
   maturities ranging from 2/15/98
   to 08/15/98, rates ranging from
   5.125% to 9.00%, market value
   $130,008,310)...................     127,456     127,456
                                                  ---------
 Total Repurchase Agreements
   (Cost $277,456,000).............                 277,456
                                                  ---------
 Total Investments (99.9%)
   (Cost $560,299,379).............                 560,299
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.1%)
 Other Assets and Liabilities,
   Net.............................                     416
                                                  ---------
NET ASSETS:
Portfolio shares (unlimited
 authorization--no par value) based
 on 560,709,434 outstanding shares
 of beneficial interest............                 560,709
Accumulated net realized gain on
 investments.......................                       6
                                                  ---------
Total Net Assets: (100.0%).........               $ 560,715
                                                  =========

Net Asset Value, Offering Price and
 Redemption Price Per Share........               $    1.00
                                                  =========

    The accompanying notes are an integral part of the financial statements.

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       MUNICIPAL MONEY MARKET FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (99.1%)
Alabama (2.9%)
 Phoenix City, Industrial
   Development Board, Mead Coated
   Board Project, Series A, VRDN,
   RB
   3.600%, 09/01/95 (A) (C)........   $   1,000   $   1,000
                                                  ---------
Colorado (1.3%)
 Jefferson County, School District,
   Series C, Prerefunded @ 100, GO
   8.200%, 12/15/95................         440         445
                                                  ---------
Georgia (4.3%)
 Forsythe County, Industrial
   Development Authority, American
   BOA Incorporated Project, VRDN,
   RB
   3.900%, 09/07/95 (A) (C)........       1,000       1,000
 Savannah, Economic Development
   Authority, Home Depot
   Project-B, VRDN, RB
   3.900%, 09/07/95 (A) (C)........         500         500
                                                  ---------
                                                      1,500
                                                  ---------
Idaho (5.7%)
 State, Housing Finance Authority,
   RB
   4.250%, 01/01/96 (C)............       1,990       1,990
                                                  ---------
Illinois (3.6%)
 Chicago, VRDN, GO
   3.650%, 09/07/95 (A) (C)........         945         945
 Southwestern, Industrial
   Development Authority, Solid
   Waste Disposal, Shell Oil
   Company, Wood River Project,
   VRDN, RB
   3.650%, 09/01/95 (A)............         300         300
                                                  ---------
                                                      1,245
                                                  ---------
Louisiana (1.4%)
 New Orleans, Aviation Board,
   Series A, VRDN, RB, (MBIA)
   3.500%, 09/07/95 (A)............         500         500
                                                  ---------
Minnesota (4.5%)
 Minneapolis-St. Paul, Housing
   Finance Authority, Series A, RB
   4.500%, 11/01/95 (B) (C)........         625         625
 Minneapolis-St. Paul, Housing
   Finance Authority, Series B, RB
   4.250%, 02/01/96................   $     955   $     955
                                                  ---------
                                                      1,580
                                                  ---------
Montana (2.5%)
 State, Series B-2, RB, AMT
   4.625%, 10/01/95 (B) (C)........         900         900
                                                  ---------
New Hampshire (2.9%)
 Hillsborough County, GO, TAN
   3.780%, 12/28/95................       1,000       1,000
                                                  ---------
New Jersey (3.4%)
 Mercer County, TAN
   4.000%, 04/15/96................       1,000       1,003
 State, Economic Development
   Authority, Hoffman-La Roche
   Project, VRDN, RB
   3.350%, 09/01/95 (A) (C)........         200         200
                                                  ---------
                                                      1,203
                                                  ---------
New Mexico (1.4%)
 Eddy County, Pollution Control IMC
   Fertilizer Incorporated Project,
   VRDN, RB
   3.600%, 09/07/95 (A) (C)........         500         500
                                                  ---------
New York (4.3%)
 Nassau County, BAN
   5.250%, 11/15/95................       1,000       1,002
 New York City, EDL Construction
   Project, Series A, RB, (MBIA)
   4.000%, 10/01/95................         500         500
                                                  ---------
                                                      1,502
                                                  ---------
Oregon (5.7%)
 Klamath Falls, Salt Caves
   Hydroelectric Project, Series A,
   RB
   4.400%, 05/01/96 (B)............       1,000       1,000
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB
   3.650%, 09/01/95 (A) (C)........         600         600
 State, GO
   4.250%, 03/01/96................         390         390
                                                  ---------
                                                      1,990
                                                  ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania (33.3%)
 Allegheny County, Hospital
   Development Authority, Allegheny
   General Hospital, Series B,
   VRDN, RB
   3.450%, 09/01/95 (A)............   $   2,000   $   2,000
 Berks County, Industrial
   Development Authority, Sixth and
   Penn Street Project, VRDN, RB
   3.500%, 09/01/95 (A) (C)........         200         200
 Chester County, Industrial
   Development Authority, The Woods
   Project, VRDN, RB
   3.700%, 09/07/95 (A) (C)........       1,200       1,200
 Delaware County, Industrial
   Development Authority, Scott
   Paper Company Project, Series A,
   VRDN, RB
   3.650%, 09/07/95 (A) (C)........         500         500
 Delaware County, Industrial
   Development Authority, United
   Parcel Services Project, Series
   85, VRDN, RB
   3.400%, 09/01/95 (A)............       1,100       1,100
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems Project, Series C, VRDN,
   RB
   3.400%, 09/01/95 (A) (C)........         600         600
 Montour County, Geisinger Health
   System Authority, Series 1992 B,
   VRDN, RB
   3.250%, 09/01/95 (A) (C)........       1,900       1,900
 Philadelphia, Series A, TRAN
   4.500%, 06/27/96................       1,000       1,004
 Pottsgrove, School District,
   Series A, GO (AMBAC)
   3.750%, 10/15/95................         685         685
 Sayre, Health Care Facility
   Authority, Capital Financing
   Project, Series K, VRDN, RB,
   (AMBAC)
   3.500%, 09/07/95 (A)............         800         800
 Schuylkill County, Industrial
   Development Authority, Westwood
   Energy Project, VRDN, RB
   3.600%, 09/01/95 (A) (C)........       1,000       1,000
 Venango, Industrial Development
   Authority, Scrubgrass Project,
   TECP
   3.500%, 10/06/95................   $     700   $     700
                                                  ---------
                                                     11,689
                                                  ---------
Puerto Rico (2.8%)
 Puerto Rico Government Development
   Bank, TECP
   3.400%, 09/08/95................       1,000       1,000
                                                  ---------
Rhode Island (1.7%)
 State, Health & Education
   Facilities, RB
   5.000%, 09/01/95................         600         600
                                                  ---------
South Carolina (3.4%)
 Charleston County, School
   District, Series A, GO
   4.400%, 02/01/96 (C)............         695         697
 State, Economic Development
   Authority, Wellman Project, VRDN
   3.700%, 09/01/95 (A) (C)........         500         500
                                                  ---------
                                                      1,197
                                                  ---------
Texas (4.3%)
 Houston, Water & Sewer Authority,
   TECP
   4.100%, 11/30/95................       1,500       1,500
                                                  ---------
Virginia (6.0%)
 Hopewell, Industrial Development
   Authority, Hadson Power, Series
   13A, VRDN, RB, AMT
   3.700%, 09/01/95 (A) (C)........       1,100       1,100
 State, Housing & Development
   Authority, Series C, RB
   3.700%, 10/12/95................       1,000       1,000
                                                  ---------
                                                      2,100
                                                  ---------
Wyoming (3.7%)
 Green River, VRDN, RB, AMT
   3.700%, 09/01/95 (A) (C)........       1,300       1,300
                                                  ---------
 Total Municipal Bonds
   (Cost $34,741,426)..............                  34,741
                                                  ---------
 Total Investments (99.1%)
   (Cost $34,741,426)..............                  34,741
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.9%)
Other Assets and Liabilities,
 Net...............................                     322
                                                  ---------

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

MUNICIPAL MONEY
MARKET FUND (CONTINUED)

                                                    VALUE
                                                    (000)
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 35,087,620 outstanding
   shares of beneficial interest...                  35,388
 Accumulated net realized loss on
   investments.....................                    (325)
                                                  ---------
 Total Net Assets: (100.0%)........               $  35,063
                                                  =========
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.

(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(C) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

BAN--Bond Anticipation Note

GO--General Obligation

RB--Revenue Bond

TAN--Tax Anticipation Note

TRAN--Tax and Revenue Anticipation Note

TECP--Tax Exempt Commercial Paper

VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

MBIA--Municipal Bond Insurance Association


NEW JERSEY MUNICIPAL
MONEY FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (103.0%)
New Jersey (91.3%)
 Berkeley Heights, BAN
   4.750%, 11/09/95................   $   2,765   $   2,767
 Bernards Township, Sewer
   Authority, RB,
   Prerefunded @ 100
   5.350%, 12/15/95 (B) (C)........       2,000       2,008
 East Windsor, BAN
   4.550%, 04/18/96................       2,000       2,007
 Fort Lee, TAN
   4.000%, 02/02/96................       2,000       2,004
 Galloway Township, BAN
   4.100%, 03/14/96................       1,000       1,002
 Hackensack, BAN, GO
   5.500%, 12/20/95................         850         852
 Jersey City, BAN, GO
   5.250%, 11/17/95................       2,000       2,002
 Mercer County, Improvement
   Authority, BAN
   4.100%, 03/15/96................       1,000       1,002
 Montgomery Township, School
   District Authority, TAN
   5.000%, 03/01/96................       1,500       1,505
 North Brunswick Township, BAN
   3.890%, 05/22/96................         775         776
 Port Authority, Versatile
   Structure Obligation, Series 1,
   VRDN,
   RB, AMT
   3.450%, 09/01/95 (A) (B) (C)....       3,300       3,300
 Port Authority, Versatile
   Structure Obligation, Series 2,
   VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,400       1,400
 Port Authority, Versatile
   Structure Obligation, Series 3,
   VRDN, RB
   3.300%, 09/01/95 (A) (B) (C)....       1,500       1,500
 Salem County, Pollution Control,
   VRDN, RB
   3.700%, 09/01/95 (A) (B)........         500         500
 Sayreville, TAN
   4.000%, 04/16/96................       1,500       1,503
 State, Economic Development
   Authority, TECP
   3.900%, 09/01/95 (C)............       1,000       1,000

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 State, Economic Development
   Authority, 400 International
   Drive Partners Project, VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....   $     700   $     700
 State, Economic Development
   Authority, Filtra Corporation
   Project, VRDN, RB
   3.650%, 09/07/95 (A) (B) (C)....       1,000       1,000
 State, Economic Development
   Authority, First Management
   Fellowship Project, Series B,
   VRDN, RB
   3.550%, 09/06/95 (A) (B) (C)....       1,000       1,000
 State, Economic Development
   Authority, Franciscan Oaks
   Project, Series B, VRDN, RB
   3.400%, 09/06/95 (A) (B) (C)....         400         400
 State, Economic Development
   Authority, Hillcrest Health
   Services Systems Project, VRDN,
   RB
   3.350%, 09/06/95 (A) (B) (C)....         600         600
 State, Economic Development
   Authority, Hoffman-La Roche
   Project, VRDN, RB, AMT
   3.350%, 09/01/95 (A) (B) (C)....         700         700
 State, Economic Development
   Authority, Natural Gas
   Facilities, Series A, VRDN, RB,
   (AMBAC)
   3.050%, 09/01/95 (A) (B)........         900         900
 State, Economic Development
   Authority, Pollution Control,
   Exxon Project, VRDN, RB
   3.350%, 09/01/95 (A) (B)........       1,700       1,700
 State, Economic Development
   Authority, Russell Berrie
   Project, VRDN, RB
   3.350%, 09/06/95 (A) (B) (C)....         200         200
 State, Economic Development
   Authority, Series C-1, VRDN, RB
   3.650%, 09/07/95 (A) (B) (C)....         530         530
 State, Economic Development
   Authority, Series J, VRDN, RB,
   AMT 3.600%, 09/06/95 (A) (B)
   (C).............................         650         650
 State, Health Care Facilities
   Hospital, Capital Asset
   Financing, Series A, VRDN, RB
   3.350%, 09/07/95 (A) (B)........   $     600   $     600
 State, Health Care Facilities
   Hospital, Capital Asset
   Financing, Series D, VRDN, RB
   3.350%, 09/07/95 (A) (B)........         200         200
 State, Health Care Facilities
   Hospital, Hospital And Nursing
   Home Improvement, VRDN, RB
   3.350%, 09/07/95 (A) (B)........         200         200
 State, Highway Authority, Garden
   State Parkway Project, RB,
   Prerefunded @ 102
   7.125%, 01/01/96 (B) (C)........       1,740       1,793
 State, Transportation Trust Fund,
   Series A, RB
   4.500%, 12/15/95................       1,000         999
 State, Turnpike Authority, Series
   D, VRDN, RB
   3.050%, 09/06/95 (A) (B)........       4,000       3,999
 Union County, Industrial Pollution
   Control, Exxon Project, VRDN, RB
   3.250%, 09/01/95 (A) (B)........       1,000       1,000
 Woodbridge Township, BAN, GO
   4.480%, 10/06/95................       3,000       3,000
                                                  ---------
                                                     45,299
                                                  ---------
Oregon (1.4%)
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB, AMT
   3.650%, 09/01/95 (A) (B) (C)....         700         700
                                                  ---------
Puerto Rico (10.3%)
 Government Development Bank, TECP
   3.400%, 09/08/95................       2,000       2,000
 Government Development Bank, VRDN,
   RB
   3.200%, 09/06/95 (A) (B) (C)....       3,100       3,100
                                                  ---------
                                                      5,100
                                                  ---------

                                    Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)

                                                    VALUE
                                                    (000)
                                                  ---------
MUNICIPAL BONDS, CONCLUDED:
Puerto Rico, continued:
Total Municipal Bonds (Cost
 $51,098,548)......................               $  51,099
                                                  ---------
Total Investments (103.0%) (Cost
 $51,098,548)......................                  51,099
                                                  ---------
OTHER ASSETS AND LIABILITIES
 (-3.0%)
Other Assets and Liabilities,
 Net...............................                  (1,471)
                                                  ---------
NET ASSETS:
Portfolio shares (unlimited
 authorization-no par value) based
 on 49,635,696 outstanding shares
 of beneficial interest............                  49,636
Accumulated net realized loss on
 investments.......................                      (8)
                                                  ---------
Total Net Assets: (100.0%).........               $  49,628
                                                  =========
Net Asset Value, Offering Price and
 Redemption Price Per Share........               $    1.00
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995. The date shown is the next reset date.

(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(C) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

BAN--Bond Anticipation Note

GO--General Obligation

RB--Revenue Bond

TAN--Tax Anticipation Note

TECP--Tax Exempt Commercial Paper

VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company


PENNSYLVANIA MUNICIPAL
MONEY FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (98.9%)
Pennsylvania (98.0%)
 Allegheny County, Mortgage Backed
   Security Program, Series F, RB
   4.375%, 06/01/96 (B) (C)........   $     975   $     975
 Allegheny County, Mortgage Backed
   Security Program, Series G, RB
   4.600%, 06/01/96 (B) (C)........         250         250
 Beaver County, Industrial
   Development Authority, Duquesne
   Light Project, Series A, VRDN,
   RB
   3.550%, 09/06/95 (A) (B) (C)....         500         500
 Beaver County, Industrial
   Development Authority, Duquesne
   Light Project, Series B, VRDN,
   RB
   3.550%, 09/06/95 (A) (B) (C)....       1,000       1,000
 Berks County, Industrial
   Development Authority, VRDN, RB
   3.800%, 09/01/95 (A) (B) (C)....         700         700
 Carbon County, TECP
   3.850%, 12/18/95................       1,000       1,000
 Chartiers Valley, Industrial And
   Commercial Development
   Authority, William Penn Place
   Project, VRDN, RB
   4.300%, 09/01/95 (A) (B) (C)....         200         200
 Delaware County, Industrial
   Development Authority, Scott
   Paper Project, Series A, VRDN,
   RB
   3.650%, 09/06/95 (A) (B) (C)....         500         500
 Delaware County, Industrial
   Development Authority, Scott
   Paper Project, Series C, VRDN,
   RB
   3.650%, 09/06/95 (A) (B) (C)....         900         900
 Delaware County, Industrial
   Development Authority, United
   Parcel Services Project, Series
   85, VRDN, RB
   3.400%, 09/01/95 (A) (B)........         500         500
 Emmaus, Subseries B-10, VRDN, RB
   3.700%, 09/06/95 (A) (B) (C)....       1,800       1,800

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Franklin County, Industrial
   Development Authority,
   Guarriello LP Project, Series A,
   VRDN, RB
   3.900%, 09/06/95 (A) (B) (C)....   $     945   $     945
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems Project, Series C, VRDN,
   RB
   3.400%, 09/01/95 (A) (B) (C)....         400         400
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems, Series B, VRDN, RB
   3.400%, 09/01/95 (A) (B) (C)....         250         250
 Lehigh County, Industrial
   Development Authority, Pollution
   Control, VRDN, RB
   3.700%, 09/01/95 (A) (B) (C)....         900         900
 Luzerne County, Industrial
   Development Authority, VRDN, RB,
   AMT
   3.850%, 09/06/95 (A) (B) (C)....       1,495       1,495
 Montgomery County, Industrial
   Development Authority, Quaker
   Chemical Project, VRDN, RB
   3.900%, 09/01/95 (A) (B) (C)....         500         500
 Montgomery County, Industrial
   Development Authority, TECP
   3.550%, 11/02/95 (C)............       1,000       1,000
   3.750%, 11/16/95 (C)............         500         500
 Montour County, Health System
   Authority, Geisinger Project,
   Series B, VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,000       1,000
 Moon, Industrial Development
   Authority, Flex-One Thorn Run
   Project, VRDN, RB
   3.850%, 09/01/95 (A) (B) (C)....       2,100       2,101
 Northeastern, Hospital Authority,
   TECP, (MBIA)
   3.950%, 09/01/95................         600         600
   3.700%, 09/11/95................         500         500
   3.800%, 12/13/95................         500         500
 Philadelphia, Hospital And Higher
   Education Facilities Authority,
   Children's Hospital Project,
   VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,000       1,000
 Philadelphia, Hospital and Higher
   Education Facilities Authority,
   Frankford Hospital Project, RB
   4.000%, 01/01/96 (C)............   $     650   $     650
 Philadelphia, Industrial
   Development Authority, Harbor
   View Towers Project, VRDN, RB
   3.750%, 09/07/95 (A) (B) (C)....       1,550       1,550
 Philadelphia, Series A, TRAN, GO
   4.500%, 06/27/96................       1,000       1,004
 Pittsburgh, Equipment Leasing
   Authority, RB, (AMBAC)
   6.400%, 10/01/95................         500         501
 Sayre, Health Care Facilities
   Authority, Capital Financing
   Project, Series H, VRDN, RB,
   (AMBAC)
   3.500%, 09/06/95 (A) (B)........         290         290
 Schuylkill County, Industrial
   Development Authority, Westwood
   Energy Project, VRDN, RB
   3.600%, 09/01/95 (A) (B) (C)....       1,300       1,300
 Schuylkill County, Industrial
   Develpment Authority, Pine Grove
   Landfill Project, VRDN, RB
   3.750%, 09/01/95 (A) (B) (C)....       1,000       1,000
 State, Economic Development
   Authority, Series A1, VRDN, RB
   3.900%, 09/06/95 (A) (B) (C)....       1,825       1,825
 State, Energy Development
   Authority, B & W Edensburg
   Project, VRDN, RB, AMT
   3.550%, 09/06/95 (A) (B) (C)....         510         510
   3.550%, 09/06/95 (A) (B) (C)....         100         100
 State, Energy Development
   Authority, Piney Creek Project,
   Series A, VRDN, RB, AMT
   3.700%, 09/06/95 (A) (B) (C)....         100         100
 State, GO
   5.500%, 11/15/95................       1,000       1,002
 State, Higher Education Authority,
   Series A, VRDN, RB, AMT
   3.750%, 09/06/95 (A) (B) (C)....   $     500   $      500
 State, Higher Education Authority,
   Series B, VRDN, RB, AMT
   3.750%, 09/06/95 (A) (B) (C)....         300         300

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       PENNSYLVANIA MUNICIPAL
       BOND FUND (CONTINUED)

                                                    VALUE
                                       SHARES       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
 State, Higher Education Authority,
   Temple University Project, VRDN,
   RB
   3.250%, 09/01/95 (A) (B)........         300   $     300
 State, Housing Finance Agency,
   Series O, RB, AMT
   4.875%, 04/01/96................       2,000       2,000
 State, Industrial Development
   Authority, RB, (AMBAC)
   5.000%, 01/01/96................       1,250       1,252
 State, RB
   5.250%, 04/05/96 (C)............       1,500       1,507
 Temple University, University
   Funding Obligation, RB
   5.000%, 05/22/96 (C)............       1,500       1,507
 Upper Allegheny, Sanitation
   Authority, Series B, RB
   4.500%, 01/15/96 (B)............       1,500       1,503
 Venango, Industrial Development
   Authority, Scrubgrass Project,
   TECP
   3.500%, 10/06/95................       1,000       1,000
 Western Wayne, School District
   Authority, Series AA, GO,
   Prerefunded @ 100
   6.650%, 10/15/95 (B)............       1,000       1,003
                                                  ---------
                                                     40,720
                                                  ---------
Oregon (0.9%)
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB, AMT
   3.650%, 09/01/95 (A) (B) (C)....         400         400
                                                  ---------
 Total Municipal Bonds
   (Cost $41,119,872)..............                  41,120
                                                  ---------
 Total Investments (98.9%)
   (Cost $41,119,872)..............                  41,120
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.1%)
Other Assets and Liabilities,
 Net...............................                     445
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 41,565,150 outstanding
   shares of beneficial interest...                  41,565
                                                  ---------
 Total Net Assets: (100.0%)........               $  41,565
                                                  =========
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995. The date shown is the next reset date.

(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(C) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

GO--General Obligation

RB--Revenue Bond

TECP--Tax Exempt Commercial Paper

TRAN--Tax and Revenue Anticipation Note

VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

MBIA--Municipal Bond Insurance Association


EQUITY INCOME FUND

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (91.7%)
Air Conditioning (0.8%)
 York International.................      63,200   $   2,812
                                                   ---------
Air Transportation (0.6%)
 AMR*...............................      28,000       1,974
                                                   ---------
Aircraft (4.1%)
 BE Aerospace*......................     239,800       1,799
 Boeing.............................      52,500       3,347
 Flightsafety International.........      51,000       2,263
 Sequa, Class A*....................      94,900       2,527
 United Technologies................      50,000       4,168
                                                   ---------
                                                      14,104
                                                   ---------
Aluminum (6.2%)
 Aluminum of America................     369,400      21,102
                                                   ---------
Banks (1.8%)
 California Federal Bank*...........     143,462       2,242
 Coast Savings Financial*...........      63,600       1,773
 Long Island Bancorp................      83,800       2,126
                                                   ---------
                                                       6,141
                                                   ---------
Building & Construction (2.3%)
 Centex Construction*...............     251,000       3,262
 Ryland Group.......................     113,500       1,788
 Southdown*.........................     144,300       2,742
                                                   ---------
                                                       7,792
                                                   ---------
Building & Construction Supplies
 (0.6%)
 CBI Industries.....................      82,000       2,009
                                                   ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS, CONTINUED:
Chemicals (2.1%)
 IMC Global.........................      70,000   $   4,428
 Rhone Poulenc S.A., ADR............      31,089         645
 Technip ADS*.......................      65,700       2,105
                                                   ---------
                                                       7,178
                                                   ---------
Communications Equipment (0.4%)
 Alcatel Alsthom, ADR...............      61,500       1,230
                                                   ---------
Computers & Services (0.8%)
 BMC Software*......................      60,800       2,592
                                                   ---------
Drilling Oil & Gas Wells (0.8%)
 Noble Drilling*....................     336,400       2,691
                                                   ---------
Electric Utilities (5.3%)
 Central Vermont Public Service.....     193,100       2,655
 CMS Energy.........................      65,300       1,608
 Entergy............................      72,100       1,730
 New York State Electric & Gas......      49,100       1,185
 Niagara Mohawk Power...............     462,200       5,546
 SCE................................      40,000         665
 Unicom.............................     171,900       4,835
                                                   ---------
                                                      18,224
                                                   ---------
Electronic & Other Electrical
 Equipment (0.4%)
 Raychem............................      33,700       1,479
                                                   ---------
Financial Services (2.0%)
 Brascan Limited, Class A...........     101,700       1,665
 Lehman Brothers Holding............     213,560       5,072
                                                   ---------
                                                       6,737
                                                   ---------
Food, Beverage & Tobacco (5.9%)
 Chiquita Brands International......     123,000       1,937
 DiMon..............................     201,500       3,526
 Interstate Bakeries................     253,600       4,945
 Universal-Virginia.................     428,600       9,644
                                                   ---------
                                                      20,052
                                                   ---------
Gas/Natural Gas (2.4%)
 Enserch............................      55,100         902
 Gulf Canada Resources*.............     232,600       1,090
 National Fuel Gas..................      25,000         703
 Seagull Energy*....................     247,500       4,981
 Washington Energy..................      25,000         416
                                                   ---------
                                                       8,092
                                                   ---------
Glass Products (1.0%)
 Corning............................     109,500       3,572
                                                   ---------
Insurance (13.8%)
 Ace Limited........................     264,700   $   8,140
 American Financial Group...........     130,000       4,014
 Brierley Investments, ADR*.........      62,500         926
 Chubb..............................      89,100       8,130
 Cigna..............................     184,800      17,880
 Enhance Financial Services.........      26,400         535
 Horace Mann Educators..............      60,100       1,705
 Loews..............................      20,800       2,733
 Old Republic International.........     110,000       3,039
 Zurich Reinsurance Centre*.........      12,500         369
                                                   ---------
                                                      47,471
                                                   ---------
Lodging (0.1%)
 Red Lion Hotels*...................       8,900         206
                                                   ---------
Lumber & Wood Products (0.2%)
 Georgia-Pacific....................       9,000         810
                                                   ---------
Machinery (1.2%)
 Cooper Cameron*....................      37,338         882
 Cooper Industries..................      42,505       1,615
 Crane..............................      25,000         900
 Wyman-Gordan*......................      49,700         640
                                                   ---------
                                                       4,037
                                                   ---------
Marine Transportation (2.0%)
 Alexander & Baldwin................     138,700       3,156
 OMI*...............................     198,300       1,537
 Overseas Shipholding Group.........      40,400         843
 Teekay Shipping*...................      61,600       1,463
                                                   ---------
                                                       6,999
                                                   ---------
Metals & Mining (0.6%)
 Potash of Saskatchewan.............      35,800       2,036
                                                   ---------
Paper & Paper Products (6.5%)
 Boise Cascade......................      50,200       2,152
 International Paper................     150,800      12,346
 Kimberly-Clark.....................      65,000       4,152
 Willamette Industries..............      53,200       3,658
                                                   ---------
                                                      22,308
                                                   ---------
Petroleum (12.4%)
 Amerada Hess.......................      79,000       3,743
 Ashland............................     108,900       3,566
 Atlantic Richfield.................      14,100       1,539
 Burlington Resources...............     122,100       4,960
 Imperial Oil.......................      45,500       1,632
 Nordsk Hydro A.S., ADR.............      66,000       2,789
 Oryx Energy*.......................     268,000       3,618
 Petroleum Heat & Power,
   Class A..........................     443,700       3,661

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       EQUITY INCOME FUND (CONTINUED)

                                        SHARES/     MARKET
                                      FACE AMOUNT    VALUE
                                         (000)       (000)
                                      -----------  ---------
 Phillips Petroleum................     116,600   $   3,833
 Shell Transport & Trading.........      10,000         694
 Sun...............................      81,832       2,179
 Unocal............................     153,000       4,456
 USX-Marathon Group................     284,500       5,867
                                                  ---------
                                                     42,537
                                                  ---------
Photographic Equipment & Supplies
 (2.0%)
 Eastman Kodak.....................     121,000       6,973
                                                  ---------
Printing & Publishing (1.2%)
 Jostens...........................     169,000       4,056
                                                  ---------
Railroads (0.8%)
 Canadian Pacific..................     171,800       2,899
                                                  ---------
Real Estate (4.2%)
 American Real Estate Partners*....     138,826       1,041
 Equity Inns.......................      14,400         171
 Essex Property Trust..............     161,000       2,797
 Koger Equity*.....................     230,500   $   2,147
 Newhall Land & Farming............     204,200       2,757
 RFS Hotel Investors...............      18,000         257
 Starwood Lodging*.................      26,600         708
 Storage Equities..................     101,900       1,872
 Sun Communities...................     104,200       2,618
                                                  ---------
                                                     14,368
                                                  ---------
Refuse Systems (1.0%)
 WMX Technologies..................     118,100       3,469
                                                  ---------
Retail (1.5%)
 Hills Department Stores*..........     119,251       1,610
 Kmart.............................     254,700       3,470
                                                  ---------
                                                      5,080
                                                  ---------
Rubber & Plastic (1.0%)
 Goodrich B. F.....................      58,000       3,451
                                                  ---------
Steel & Steel Works (0.4%)
 Precision Castparts...............      45,500       1,541
                                                  ---------
Telephones & Telecommunication
 (5.3%)
 BCE...............................     249,900       8,028
 Comsat............................     242,500       5,638
 Portugal Telecom S.A., ADR*.......      60,100       1,089
 Worldcom*.........................      95,614       3,221
                                                  ---------
                                                     17,976
                                                  ---------
 Total Common Stocks
   (Cost $267,087,713).............                 313,998
                                                  ---------
CONVERTIBLE PREFERRED STOCKS (4.9%)
 Boise Cascade, 7.48% Series G.....   $  99,800       3,555
 Glendale Federal Savings Bank,
   8.75% Series E..................     211,450       8,854
 Reynolds Metals Company, 7.00%
   Series..........................   $  65,600   $   3,518
 Santa Fe Energy Resources,
   Series A........................     100,000         963
                                                  ---------
 Total Convertible Preferred Stocks
   (Cost $11,412,368)..............                  16,890
                                                  ---------
RIGHTS (0.0%)
 California Federal Bank*..........      14,346          95
 Total Rights
   (Cost $62,764)..................                      95
                                                  ---------
CONVERTIBLE BONDS (1.4%)
 AMR
   6.125%, 11/01/24................       4,775       4,823
                                                  ---------
 Total Convertible Bonds
   (Cost $4,485,563)...............                   4,823
                                                  ---------
REPURCHASE AGREEMENT (1.5%)
 Paine Webber, 5.80%, dated
   08/31/95, matures 09/01/95,
   repurchase price $5,044,813
   (collateralized by U.S. Treasury
   Bond, par value $4,925,000,
   11.50%, 11/15/95, market value
   $5,149,703).....................   $   5,044   $   5,044
                                                  ---------
 Total Repurchase Agreement
   (Cost $5,044,000)...............                   5,044
                                                  ---------
 Total Investments (99.5%)
   (Cost $288,092,408).............                 340,850
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.5%)
Other Assets and Liabilities,
 Net...............................                   1,834
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 24,375,121 outstanding
   shares of beneficial interest...                 278,118
 Accumulated net realized gain on
   investments.....................                  11,809
   Net unrealized appreciation
     investments...................                  52,758
 Distributions in excess of net
   investment income...............                      (1)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 342,684
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   14.06
                                                  =========
 Maximum Public Offering Price Per
   Share ($14.06/95.50%)...........               $   14.72
                                                  =========

------------------
*Non-income producing security

ADR--American Depository Receipt

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

         GROWTH FUND

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (97.6%)
Air Conditioning (1.1%)
 York International.................      38,700   $   1,722
                                                   ---------
Autoparts (1.5%)
 Autozone*..........................      90,100       2,421
                                                   ---------
Banks (4.5%)
 First Bank System..................      90,400       4,124
 State Street Boston................      82,000       3,024
                                                   ---------
                                                       7,148
                                                   ---------
Broadcasting, Newspapers &
   Advertising (3.9%)
 Comcast, Special Class A...........     150,000       3,206
 Viacom, Class B*...................      60,000       2,918
                                                   ---------
                                                       6,124
                                                   ---------
Building & Construction (1.0%)
 Foster Wheeler.....................      44,900       1,656
                                                   ---------
Chemical and Allied Products (6.0%)
 Air Products and Chemicals.........      26,800       1,437
 Engelhard..........................      85,500       2,415
 Nalco Chemical.....................      67,500       2,363
 Zeneca Group PLC, ADR..............      65,000       3,364
                                                   ---------
                                                       9,579
                                                   ---------
Communication Services (1.5%)
 MFS Communications*................      52,000       2,301
                                                   ---------
Communications Equipment (3.2%)
 Motorola...........................      37,000       2,766
 Nokia, Class A, ADR................      33,000       2,289
                                                   ---------
                                                       5,055
                                                   ---------
Computer Software (4.0%)
 Compuware*.........................      62,000       1,403
 Microsoft*.........................      27,000       2,497
 Novell*............................     138,000       2,484
                                                   ---------
                                                       6,384
                                                   ---------
Computer and Office Equipment (4.1%)
 Computer Sciences*.................      50,000       3,013
 Hewlett Packard....................      44,000       3,520
                                                   ---------
                                                       6,533
                                                   ---------
Electronic Components (4.8%)
   AMP..............................      72,000   $   2,925
 General Instrument*................      71,000       2,592
 Hubbell, Class B...................      37,000       2,169
                                                   ---------
                                                       7,686
                                                   ---------
Financial Services (0.8%)
 American Express...................      29,700       1,199
                                                   ---------
Food & Beverage (4.5%)
 Pepsico............................      66,000       2,987
 Sara Lee...........................      91,800       2,547
 Sysco..............................      55,300       1,590
                                                   ---------
                                                       7,124
                                                   ---------
Insurance (6.0%)
 Ace Limited........................     114,000       3,505
 American International Group.......      39,750       3,205
 American Re Insurance..............      70,200       2,808
                                                   ---------
                                                       9,518
                                                   ---------
Mining (1.0%)
 Minnesota Mining and
   Manufacturing....................      27,500       1,502
                                                   ---------
Miscellaneous Business Services
   (4.9%)
 Automatic Data Processing..........      42,000       2,730
 Dun & Bradstreet...................      32,000       1,852
 Policy Management Systems*.........      44,000       2,178
 Sensormatic Electronics............      51,000       1,071
                                                   ---------
                                                       7,831
                                                   ---------
Mortgage Bankers (2.4%)
 Federal National Mortgage
   Association......................      40,000       3,815
                                                   ---------
Nursing Care Facilities (1.2%)
 Beverly Enterprises*...............     138,000       1,829
                                                   ---------

Oil Services (1.4%)
 Schlumberger.......................      34,500       2,225
                                                   ---------
Paper & Paper Products (3.1%)
 International Paper................      21,900       1,793
 Kimberly-Clark.....................      50,000       3,194
                                                   ---------
                                                       4,987
                                                   ---------
Petroleum (7.1%)
 Amoco..............................      54,000       3,443
 Burlington Resources...............      54,000       2,194

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       GROWTH FUND (CONTINUED)

                                                   MARKET
                                                    VALUE
                                       SHARES       (000)
                                     -----------  ---------
COMMON STOCKS, CONCLUDED:
Petroleum, continued:
 Noble Affiliates..................      69,000   $   1,906
 Unocal............................     125,000       3,640
                                                  ---------
                                                     11,183
                                                  ---------
Pharmaceuticals (10.4%)
 Abbott Laboratories...............      70,000       2,713
 Genetics Institute*...............      54,000       2,120
 Hafslund Nycomed-Cl B, ADR........      92,889       2,229
 Mallinckrodt Group................      50,700       1,908
 Morton International..............      90,500       2,941
 Perrigo*..........................     100,000       1,350
 Pfizer............................      64,000       3,159
 Rhone Poulenc Rorer...............       2,200          97
                                                  ---------
                                                     16,517
                                                  ---------
Printing & Publishing (4.0%)
 E.W. Scripps......................      66,000       2,219
 Knight-Ridder.....................      26,800       1,508
 Scholastic*.......................      43,000       2,634
                                                  ---------
                                                      6,361
                                                  ---------
Retail (4.8%)
 Home Depot........................      33,300       1,328
 May Department Stores.............      56,000       2,373
 Wal-Mart Stores...................     159,000       3,915
                                                  ---------
                                                      7,616
                                                  ---------
Rubber & Plastic (2.4%)
 Illinois Tool Works...............      63,000       3,859
                                                  ---------
Telephones & Telecommunication (6.6%)
 AT&T..............................      72,500       4,095
 L.M. Ericsson Telephone, ADR......     148,000       3,164
 Vodafone Group, ADR...............      75,000       3,141
                                                  ---------
                                                     10,400
                                                  ---------
Trucking (1.4%)
 M.S. Carriers*....................     120,200       2,254
                                                  ---------
 Total Common Stocks
   (Cost $127,914,695).............               $ 154,829
                                                  ---------
REPURCHASE AGREEMENT (2.1%)
 Paine Webber, 5.80%, dated
   08/31/95, matures 09/01/95,
   repurchase price $3,267,526
   (collateralized by United States
   Treasury Note, par value
   $3,345,000, 4.375%, 11/15/96,
   market value $3,332,945)........                   3,267
                                                  ---------
 Total Repurchase Agreement
   (Cost $3,267,000)...............                   3,267
                                                  ---------
 Total Investments (99.7%)
   (Cost $131,181,695).............                 158,096
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.3%)
Other Assets and Liabilities,
  Net..............................                     450
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 12,264,782 outstanding
   shares of beneficial interest...                 129,039
 Accumulated net realized gain on
   investments.....................                   2,593
 Net unrealized appreciation on
   investments.....................                  26,914
                                                  ---------
 Total Net Assets: (100.0%)........               $ 158,546
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   12.93
                                                  =========
 Maximum Public Offering Price Per
   Share ($12.93/95.50%)...........               $   13.54
                                                  =========

---------------
*Non-income producing security
ADR--American Depository Receipt
PLC--Public Limited Company

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

         SMALL COMPANY FUND

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (91.4%)
Aircraft (0.1%)
 Simula*............................       1,300   $      35
                                                   ---------
Apparel/Textiles (3.0%)
 Ashworth*..........................       4,200          29
 Nautica Enterprises*...............      10,400         329
 Tommy Hilfiger*....................      13,200         443
                                                   ---------
                                                         801
                                                   ---------
Autoparts (0.2%)
 Edelbrock*.........................       2,700          42
                                                   ---------
Bicycles (0.1%)
 Cannondale*........................       2,100          34
                                                   ---------
Biotechnology (1.3%)
 Northfield Laboratories*...........       2,000          34
 Ostex International*...............       1,200          20
 Watson Pharmaceuticals*............       6,800         282
                                                   ---------
                                                         336
                                                   ---------
Casinos (1.5%)
 Players International*.............      10,600         223
 Station Casinos*...................       8,800         171
                                                   ---------
                                                         394
                                                   ---------
Computer Hardware (13.6%)
 Alantec*...........................       7,100         284
 Auspex Systems*....................       2,500          39
 Chips & Technologies*..............       3,200          44
 Cognex*............................       6,200         309
 Cybex Computer Products*...........       2,800          64
 Digital Link*......................       1,300          31
 Hutchinson Technology*.............       5,000         391
 Key Tronic*........................       4,800          73
 Komag*.............................       9,100         566
 Quantum*...........................      19,900         478
 Read-Rite*.........................      14,900         610
 Stormedia*.........................       7,200         299
 Western Digital*...................      19,200         396
                                                   ---------
                                                       3,584
                                                   ---------
Computer Software (12.7%)
 Altera*............................       7,100         445
 Applix*............................       1,200          34
 Aspen Technology*..................       2,200          59
 Diamond Multimedia Systems*........       2,000          54
 Discreet Logic*....................       3,500         142
 Electronic Arts*...................       6,000         228
 Integrated Silicon Systems*........       8,700         248
 Intersolv*.........................       2,200          43
 Minnesota Educational
   Computing*.......................       1,800   $      52
 National Instruments*..............       2,600          56
 Number Nine Visual Technology*.....       2,600          47
 Oak Technology*....................      10,900         478
 Parametric Technology*.............       7,200         398
 Phamis*............................       1,600          43
 Pinnacle Systems*..................       1,300          35
 Platinum Software*.................      13,400         157
 Project Software & Development*....       1,000          29
 Softdesk*..........................       2,300          56
 Summit Medical Systems*............       1,900          29
 Synopsys*..........................       7,500         435
 System Software Associates.........       7,900         249
 Wind River Systems*................       1,900          35
                                                   ---------
                                                       3,352
                                                   ---------
Cosmetics (0.1%)
 Thermolase*........................       1,400          28
                                                   ---------
Electrical Equipment (1.8%)
 Brooks Automation*.................       2,400          43
 Gasonics International*............       3,300         115
 Level One Communications*..........       1,600          40
 Microchip Technology*..............       7,500         284
                                                   ---------
                                                         482
                                                   ---------
Electronics (8.5%)
 Brooktree*.........................       4,000          80
 Cincinnati Microwave*..............      13,500         243
 GTI*...............................      15,400         337
 Harman International*..............       5,565         248
 Mackie Designs*....................       3,300          50
 Silicon Valley Group*..............       3,500         151
 Tencor Instrument*.................       9,400         407
 Teradyne*..........................       9,600         364
 Ultratech Stepper*.................       9,100         359
                                                   ---------
                                                       2,239
                                                   ---------
Environmental Services (0.2%)
 U.S. Filter*.......................       2,200          48
                                                   ---------
Financial Services (0.2%)
 Credit Acceptance*.................       1,400          30
 Sirrom Capital.....................       1,700          28
                                                   ---------
                                                          58
                                                   ---------
Food Processing (0.1%)
 Opta Food Ingredients*.............       1,700          27
                                                   ---------
Health & Allied Services (2.8%)
 Community Health Systems*..........       4,600         177

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SMALL COMPANY FUND (CONTINUED)

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS, CONTINUED:
Health & Allied Services, continued:
 Healthsouth Rehabilitation*........       8,400   $     198
 Horizon Mental Health
   Management*......................       1,400          21
 Horizon/CMS Healthcare*............       9,500         209
 Integrated Health Services*........       4,500         134
                                                   ---------
                                                         739
                                                   ---------
Health Maintenance Organizations (2.1%)
 Healthsource*......................       6,800         272
 Inphynet Medical Management*.......       1,400          31
 Mid Atlantic Medical Services*.....       8,600         160
 Physicians Health Services*........       2,500          70
 United American Healthcare*........       1,800          20
                                                   ---------
                                                         553
                                                   ---------
Insurance (0.2%)
 Compdent*..........................       1,600          44
                                                   ---------
Lodging (1.8%)
 Doubletree*........................       2,600          50
 Laquinta Inns......................      14,300         429
                                                   ---------
                                                         479
                                                   ---------
Machinery (4.1%)
 Computational Systems*.............         900          14
 Duracraft*.........................       7,800         311
 FSI International*.................      12,700         448
 Novellus Systems*..................       4,300         317
                                                   ---------
                                                       1,090
                                                   ---------
Medical Supplies (1.2%)
 Avecor Cardiovascular*.............       2,700          36
 Resmed*............................       2,200          33
 Tecnol Medical Products*...........      10,300         187
 Thermedics*........................       2,700          52
                                                   ---------
                                                         308
                                                   ---------
Miscellaneous Business Services
 (0.9%)
 ABR Information Services*..........       2,800          63
 Accustaff*.........................       1,500          42
 Career Horizons*...................       1,600          40
 Healthplan Services*...............       1,600          30
 National Wireless Holdings*........       2,600          34
 Transaction Systems Architects*....       1,300          32
                                                   ---------
                                                         241
                                                   ---------
Miscellaneous Manufacturing (0.2%)
 Chicago Miniature Lamp*............       2,600          44
                                                   ---------
Oil & Gas Field Services (0.5%)
 Weatherford International*.........      10,600         139
                                                   ---------
Oil and Gas Exploration (1.5%)
 Barrett Resources*.................       8,700   $     188
 Belden & Blake*....................       2,100          34
 Reading & Bates*...................      13,800         167
                                                   ---------
                                                         389
                                                   ---------
Printing & Publishing (0.4%)
 Mecklermedia*......................       2,600         110
                                                   ---------
Radio and Broadcasting Stations
 (0.9%)
 American Radio Systems*............       8,200         234
                                                   ---------
Real Estate (0.4%)
 Felcor Suite Hotels................       2,000          54
 NHP*...............................       1,200          16
 Winston Hotels.....................       3,000          33
                                                   ---------
                                                         103
                                                   ---------
Restaurants (7.0%)
 Apple South........................       9,600         235
 Applebees International............       7,600         228
 Daka International*................         400          11
 Dave & Buster's*...................       1,800          31
 Lone Star Steakhouse & Saloon*.....      13,100         524
 Longhorn Steak*....................       1,500          27
 O'Charleys*........................       3,900          65
 Outback Steakhouse*................       8,400         271
 Papa John's International*.........       2,100          84
 Rock Bottom Restaurants*...........       2,300          59
 Starbucks*.........................       7,700         308
                                                   ---------
                                                       1,843
                                                   ---------
Retail (8.9%)
 Baby Superstore*...................       6,000         281
 Borders Group*.....................      11,800         239
 Corporate Express*.................       9,600         224
 Dollar Tree Stores*................       2,400          71
 Friedman's, Class A*...............      11,900         277
 Garden Ridge*......................       1,700          53
 Gymboree*..........................       5,500         164
 Hollywood Entertainment*...........      10,100         287
 Just For Feet*.....................       3,600         105
 Moovies*...........................       1,900          36
 Movie Gallery*.....................       1,600          76
 Orchard Supply Hardware*...........       1,100          17
 Proffitts*.........................      10,900         287
 Sports & Recreation*...............       8,500         101
 U.S. Office Products*..............       2,500          43
 West Marine*.......................       3,300          87
                                                   ---------
                                                       2,348
                                                   ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                      SHARES/
                                       FACE       MARKET
                                      AMOUNT       VALUE
                                       (000)       (000)
                                    -----------  ---------
COMMON STOCKS, CONTINUED:
Health & Allied Services, continued:
Semiconductors & Related Devices
 (12.4%)
 ACT Manufacturing*...............       1,900   $      37
 Actel*...........................       1,800          30
 Alliance Semiconductor*..........      11,500         450
 Atmel*...........................      11,800         373
 Cirrus Logic*....................       9,800         534
 Dallas Semiconductor*............       3,600          86
 KLA Instruments*.................       5,400         462
 Lattice Semiconductor*...........      13,300         437
 Micro Linear*....................       3,700          58
 S3*..............................      11,700         459
 Tower Semiconductor*.............       2,000          62
 Tylan General*...................       1,800          30
 VLSI Technology*.................       7,300         241
                                                 ---------
                                                     3,259
                                                 ---------
Telecommunication Equipment (1.4%)
 Applied Digital Access*..........       2,000          24
 Colonial Data Technologies*......       9,400         170
 Inter-Tel*.......................       1,400          23
 Spectrian*.......................       2,700         125
 Symmetricom*.....................       1,700          38
                                                 ---------
                                                       380
                                                 ---------
Telecommunications (1.2%)
 Mobile Telecommunication
   Technology*....................       3,300         101
 Mobilemedia*.....................       9,000         218
                                                 ---------
                                                       319
                                                 ---------
Trucking (0.1%)
 Trism*...........................       3,700          31
                                                 ---------
 Total Common Stocks
   (Cost $21,921,699).............                  24,113
                                                 ---------
REPURCHASE AGREEMENT (8.2%)
Lehman Mortgage Repurchase
 Agreement, 5.80%, dated 08/31/95,
 matures 09/01/95, repurchase
 price $2,152,952 (collateralized
 by Federal Home Loan Bank
 Discount Note, par value
 $2,240,000, 0.00%, maturing
 12/28/95, market value
 $2,198,560)......................   $   2,153   $   2,153
                                                 ---------
 Total Repurchase Agreement
   (Cost $2,152,925)..............                   2,153
                                                 ---------
 Total Investments (99.6%)
   (Cost $24,074,624).............                  26,266
                                                 ---------
OTHER ASSETS AND LIABILITIES
 (0.4%)
Other Assets and Liabilities,
 Net..............................                     109
                                                 ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 2,051,961 outstanding
   shares of beneficial
   interest.......................                  21,984
 Accumulated net realized gain on
   investments....................                   2,223
 Net unrealized appreciation on
   investments....................                   2,191
 Distributions in excess of net
   investment income..............                     (23)
                                                 ---------
 Total Net Assets: (100.0%).......               $  26,375
                                                 =========
 Net Asset Value and Redemption
   Price Per Share................               $   12.85
                                                 =========
 Maximum Public Offering Price Per
   Share ($12.85/95.50%)..........               $   13.46
                                                 =========

------------------
*Non-income producing security

    The accompanying notes are an integral part of the financial statements.

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       BALANCED FUND

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (52.2%)
Aerospace & Defense (1.1%)
 Raytheon...........................       4,500   $     364
                                                   ---------
Aircraft (1.1%)
 United Technologies................       4,000         334
                                                   ---------
Automotive (2.0%)
 Dana...............................      10,000         299
 Ford Motor.........................      11,000         337
                                                   ---------
                                                         636
                                                   ---------
Banks (3.3%)
 Comerica...........................       6,500         231
 JP Morgan..........................       3,000         219
 Keycorp............................       7,400         229
 Mellon Bank........................       4,000         190
 PNC Financial......................       7,000         184
                                                   ---------
                                                       1,053
                                                   ---------
Chemicals (2.6%)
 E.I. Dupont de Nemours.............       4,000         262
 Loctite............................       4,500         216
 Witco..............................      10,000         332
                                                   ---------
                                                         810
                                                   ---------
Communications Equipment (0.6%)
 Harris.............................       3,500         202
                                                   ---------
Computers & Services (2.1%)
 Apple Computer.....................       4,000         172
 Novell*............................      13,200         238
 Pitney Bowes.......................       6,500         264
                                                   ---------
                                                         674
                                                   ---------
Drugs (3.5%)
 Bristol Myers Squibb...............       5,800         398
 Merck..............................       3,300         165
 Schering Plough....................       5,200         242
 Warner Lambert.....................       3,500         316
                                                   ---------
                                                       1,121
                                                   ---------
Electrical Machinery Equipment
 (1.1%)
 Grainger (W.W.)....................       6,000         357
                                                   ---------
Environmental Services (1.1%)
 WMX Technologies...................      11,800         347
                                                   ---------
Financial Services (1.1%)
 Federal National Mortgage
   Association......................       3,500         334
                                                   ---------
Food, Beverage & Tobacco (4.3%)
 American Brands....................       8,000   $     335
 Anheuser Busch.....................       2,800         160
 Archer Daniels Midland.............      15,750         262
 Pepsico............................       4,000         181
 Philip Morris Companies............       3,000         224
 Sysco..............................       7,000         201
                                                   ---------
                                                       1,363
                                                   ---------
Glass Products (1.0%)
 Corning............................      10,000         326
                                                   ---------
Holding Company, Diversified (0.8%)
 Hanson PLC, ADR....................      15,000         257
                                                   ---------
Household Furniture & Fixtures
 (0.9%)
 Masco..............................      10,000         280
                                                   ---------
Insurance (2.8%)
 Chubb..............................       3,700         338
 Lincoln National...................       4,700         202
 Loews..............................       1,700         223
 US Healthcare......................       4,500         144
                                                   ---------
                                                         907
                                                   ---------
Machinery (2.6%)
 BW/IP, Inc.........................       7,000         125
 General Electric...................       7,000         412
 Ingersoll Rand.....................       8,000         303
                                                   ---------
                                                         840
                                                   ---------
Miscellaneous Manufacturing (1.5%)
 Minnesota Mining And
   Manufacturing....................       8,500         464
                                                   ---------
Oil Services (1.0%)
 Schlumberger.......................       5,000         323
                                                   ---------
Paper & Paper Products (1.6%)
 Kimberly-Clark.....................       5,000         319
 Weyerhaeuser.......................       4,000         184
                                                   ---------
                                                         503
                                                   ---------
Petroleum (3.1%)
 Atlantic Richfield.................       2,500         273
 Burlington Resources...............       7,000         285
 Chevron............................       4,800         232
 Texaco.............................       3,000         194
                                                   ---------
                                                         984
                                                   ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                       SHARES/
                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------
COMMON STOCKS, CONCLUDED:
Photographic Equipment & Supplies
 (1.1%)
 Eastman Kodak.....................       6,200   $     357
                                                  ---------
Professional Services (0.8%)
 Dun & Bradstreet..................       4,500         260
                                                  ---------
Railroads (1.6%)
 Norfolk Southern..................       4,000         283
 Union Pacific.....................       3,500         229
                                                  ---------
                                                        512
                                                  ---------
Retail (2.2%)
 J. C. Penney......................       4,000         181
 May Department Stores.............       8,000         339
 Toys R US*........................       7,500         195
                                                  ---------
                                                        715
                                                  ---------
Semiconductors/Intstruments (0.8%)
 Avnet.............................       5,000         258
                                                  ---------
Telephones & Telecommunication (4.1%)
 Airtouch Communications*..........       8,500         276
 AT&T..............................       9,000         509
 Bell Atlantic.....................       5,000         299
 GTE...............................       5,800         212
                                                  ---------
                                                      1,296
                                                  ---------
Utilities (2.4%)
 Dominion Resources of Virginia....       8,500         307
 General Public Utilities..........       7,000         200
 Pacific Gas and Electric..........       9,000         259
                                                  ---------
                                                        766
                                                  ---------
 Total Common Stocks
   (Cost $14,809,331)..............                  16,643
                                                  ---------
CORPORATE BONDS (7.2%)
 ABN/AMRO, New York
   8.250%, 08/01/09................   $     500         535
 Anheuser Busch
   7.500%, 12/01/97................         300         308
 Associates Corporation of North
   America
   7.250%, 05/15/98................         200         205
 Ford Motor Credit
   7.500%, 06/15/04................         250         259
 General Electric Capital
   8.000%, 01/15/98................         200         208
 Pepsico
   6.250%, 09/01/99................   $     200   $     198
 Wal-Mart Stores
   8.000%, 09/15/06................         300         330
 WMX Technologies
   8.250%, 11/15/99................         250         265
                                                  ---------
 Total Corporate Bonds
   (Cost $2,208,984)...............                   2,308
                                                  ---------
CONVERTIBLE BONDS (0.8%)
 Time Warner
   8.750%, 01/10/15................         250         260
                                                  ---------
Total Convertible Bonds
 (Cost $250,469)
ASSET BACKED SECURITIES (0.8%)
 American Express Master Trust
   7.150%, 08/15/99................         250         256
                                                  ---------
 Total Asset Backed Securities
   (Cost $244,922).................                     256
                                                  ---------
U. S. TREASURY OBLIGATIONS (28.4%)
 United States Treasury Bonds
   7.250%, 05/15/16................         500         528
   7.500%, 11/15/16................         500         542
   8.125%, 08/15/19................         500         579
   7.500%, 11/15/24................         250         274
 United States Treasury Notes
   6.125%, 07/31/96................         150         151
   7.250%, 08/31/96................         500         507
   7.500%, 01/31/97................         300         307
   6.750%, 02/28/97................         250         253
   6.750%, 05/31/97................         250         254
   7.375%, 11/15/97................         500         515
   7.250%, 02/15/98................         400         412
   6.375%, 01/15/99................         500         505
   7.500%, 10/31/99................         500         526
   6.375%, 01/15/00................         250         253
   7.125%, 02/29/00................         650         676
   7.500%, 11/15/01................         650         696
   7.500%, 05/15/02................         500         536
   6.375%, 08/15/02................         500         505
   7.250%, 05/15/04................         500         530
   7.250%, 08/15/04................         250         265
   7.875%, 11/15/04................         250         276
 Total U. S. Treasury Obligations
   (Cost $8,650,121)...............                   9,090
                                                  ---------

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       BALANCED FUND (CONTINUED)

                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (1.0%)
 Federal Home Loan Mortgage
   Corporation
   7.125%, 07/21/99................   $     300   $     310
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $296,344).................                     310
                                                  ---------
REPURCHASE AGREEMENT (7.1%)
 Chemical Bank Repurchase
   Agreement, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $2,256,000
   (collateralized by U.S. Treasury
   Note, par value $2,190,000,
   8.125%, maturing 02/15/98,
   market value
   $2,305,177).....................       2,256       2,256
                                                  ---------
 Total Repurchase Agreement
   (Cost $2,256,000)...............                   2,256
                                                  ---------
SHORT-TERM INVESTMENTS (1.2%)
 Temp Cash Fund....................         380         380
                                                  ---------
 Total Short-Term Investments
   (Cost $380,000).................                     380
                                                  ---------
 Total Investments (98.7%)
   (Cost $29,096,171)..............                  31,503
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.3%)
Other Assets and Liabilities,
 Net...............................                     404
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 2,872,437 shares of
   beneficial interest.............                  29,063
 Accumulated net realized gain on
   investments.....................                     437
 Net unrealized appreciation on
   investments.....................                   2,407
                                                  ---------
 Total Net Assets: (100.0%)........               $  31,907
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   11.11
                                                  =========
 Maximum Public Offering Price Per
   Share ($11.11/95.50%)...........               $   11.63
                                                  =========

------------------
*Non-income producing security.

ADR--American Depository Receipt

PLC--Public Limited Company


SHORT/INTERMEDIATE FUND

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS (36.7%)
Automobile Finance (4.4%)
 Ford Capital BV
   9.000%, 08/15/98................   $   1,000   $   1,066
 Ford Motor Credit
   8.000%, 01/15/99................       1,000       1,043
   8.400%, 03/26/99................       5,000       5,287
   8.000%, 06/15/02................       1,000       1,063
                                                  ---------
                                                      8,459
                                                  ---------
Beverages (8.8%)
 Anheuser Busch
   7.500%, 12/01/97................       2,500       2,566
   8.750%, 12/01/99................       1,895       2,054
 Coca-Cola
   7.875%, 09/15/98................       7,100       7,417
 Pepsico
   7.000%, 11/15/96................       3,000       3,034
   6.125%, 01/15/98................       2,000       1,998
                                                  ---------
                                                     17,069
                                                  ---------
Business Credit Institutions (1.1%)
 General Electric Capital
   8.125%, 02/01/99................       2,000       2,108
                                                  ---------
Chemicals (1.8%)
 E.I. Dupont de Nemours
   8.450%, 10/15/96................       3,500       3,592
                                                  ---------
Electric Utility (3.7%)
 Duke Power
   7.500%, 04/01/99................       4,000       4,140
 Wisconsin Electric Power
   5.875%, 10/01/97................       3,000       2,985
                                                  ---------
                                                      7,125
                                                  ---------
Financial Services (7.4%)
 Associates Corporation of North
   America
   5.300%, 09/04/95................       1,000       1,000
   7.625%, 04/15/98................       2,400       2,421
   7.875%, 09/30/01................       1,000       1,058
 Goldman Sachs
   4.770%, 10/16/95................       3,000       2,997
 Household Finance
   7.800%, 11/01/96................       2,000       2,033
   8.875%, 07/05/99................       2,000       2,040
   7.625%, 01/15/03................       2,750       2,877
                                                  ---------
                                                     14,426
                                                  ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS, CONCLUDED:
Petroleum Refining (3.7%)
 Texaco Capital
   9.000%, 11/15/96................   $   1,500   $   1,551
   8.530%, 08/15/97................       1,350       1,406
   8.260%, 09/15/98................       1,000       1,053
   9.000%, 12/15/99................       3,000       3,276
                                                  ---------
                                                      7,286
                                                  ---------
Retail-Eating Places (4.2%)
 Bass America
   6.750%, 08/01/99................       5,000       5,037
   8.125%, 03/31/02................       1,000       1,074
 McDonald's
   6.750%, 02/15/03................       2,000       2,000
                                                  ---------
                                                      8,111
                                                  ---------
Retail-Variety Stores (1.6%)
 Wal-Mart Stores
   8.000%, 05/01/96................       3,000       3,038
                                                  ---------
 Total Corporate Bonds
   (Cost $70,861,179)..............                  71,214
                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS
 (2.1%)
 Federal Home Loan Mortgage
   Corporation
   6.750%, 09/15/16................       4,000       4,028
                                                  ---------
 Total Collateralized Mortgage
   Obligations (Cost $4,033,750)...                   4,028
                                                  ---------
ASSET BACKED SECURITIES (14.9%)
 American Express Master Trust
   7.150%, 08/15/99................       4,750       4,860
 Chase Manhattan Master Trust
   8.750%, 08/15/99................       2,000       2,039
 General Motors Acceptance
   Corporation Grantor Trust
   4.150%, 03/15/98................       1,314       1,298
 Merrill Lynch Asset Backed
   5.500%, 05/15/98................       1,096       1,092
   5.125%, 07/15/98................       1,030       1,025
 Premier Auto Trust
   4.900%, 10/15/98................         736         728
   4.650%, 11/02/99................       4,344       4,272
 Prime Credit Card Master Trust
   6.750%, 10/31/05................       2,000       2,014
 Standard Credit Card Master Trust
   8.875%, 09/07/99................       5,000       5,331
   7.875%, 01/07/00................       6,000       6,261
                                                  ---------
ASSET BACKED SECURITIES, CONCLUDED:
 Total Asset Backed Securities
   (Cost $28,578,921)..............               $  28,920
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (2.2%)
 Federal Home Loan Mortgage
   Corporation
   7.860%, 01/21/97................   $   2,000       2,052
 Tennessee Valley Authority
   8.375%, 10/01/99................       2,000       2,140
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $4,004,410)...............                   4,192
                                                  ---------
U.S. TREASURY OBLIGATIONS (40.4%)
 United States Treasury Notes
   8.500%, 11/15/95................       2,000       2,012
   7.500%, 01/31/96................       8,000       8,061
   7.375%, 05/15/96................       2,000       2,022
   7.250%, 08/31/96................       1,000       1,015
   7.250%, 11/30/96................       2,000       2,035
   6.750%, 02/28/97................       2,000       2,028
   6.625%, 03/31/97................       2,000       2,025
   6.875%, 04/30/97................      10,000      10,167
   6.500%, 05/15/97................       5,000       5,054
   6.750%, 05/31/97................       8,000       8,120
   5.625%, 08/31/97................       5,000       4,980
   5.750%, 10/31/97................       3,000       2,993
   6.000%, 11/30/97................       9,000       9,025
   7.875%, 01/15/98................       4,000       4,174
   7.250%, 02/15/98................       5,000       5,151
   6.375%, 07/15/99................       2,000       2,025
   8.000%, 08/15/99................       3,000       3,204
   7.125%, 09/30/99................       2,000       2,075
   7.125%, 02/29/00................       2,000       2,080
                                                  ---------
 Total U.S. Treasury Obligations
   (Cost $78,013,927)..............                  78,246
                                                  ---------
SHORT-TERM INVESTMENTS (2.6%)
 Temp Cash Fund....................       5,108       5,108
                                                  ---------
 Total Short-Term Investments
   (Cost $5,108,488)...............                   5,108
                                                  ---------
 Total Investments (98.9%)
   (Cost $190,600,675).............                 191,708
                                                  ---------

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SHORT/INTERMEDIATE FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
OTHER ASSETS AND LIABILITIES (1.1%)
 Other Assets and Liabilities,
   Net.............................               $   2,111
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 18,830,186 outstanding
   shares of beneficial interest...                 196,432
 Accumulated net realized loss on
   investments.....................                  (3,714)
 Net unrealized appreciation on
   investments.....................                   1,107
 Distributions in excess of net
   investment income...............                      (6)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 193,819
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   10.29
                                                  =========
 Maximum Public Offering Price Per
   Share (10.29/96.00%)............               $   10.72
                                                  =========

FIXED INCOME FUND

CORPORATE BONDS (44.5%)
Automobile Finance (3.4%)
 Ford Capital BV
   9.000%, 08/15/98................   $   1,000   $   1,066
 Ford Motor Credit
   8.000%, 01/15/99................       2,000       2,085
   8.000%, 06/15/02................       1,000       1,063
   7.750%, 03/15/05................       3,000       3,154
   6.750%, 08/15/08................       1,000         971
                                                  ---------
                                                      8,339
                                                  ---------
Banks (5.2%)
 ABN-AMRO Bank, New York, Callable
   08/01/04 @ 100
   8.250%, 08/01/09................       5,000       5,356
 Banque Nationale de Paris
   9.875%, 05/25/98................       1,000       1,084
 National Westminster Bank, New
   York
   9.450%, 05/01/01................       4,000       4,490
 Toronto Dominion Bank, New York
   7.875%, 08/15/04................       2,000       2,083
                                                  ---------
                                                     13,013
                                                  ---------
Beverages (3.8%)
 Anheuser Busch
   9.000%, 12/01/09................       4,500       5,377
 Coca-Cola
   7.875%, 09/15/98................       1,955       2,043
 Pepsico
   6.125%, 01/15/98................       2,000       1,998
                                                  ---------
                                                      9,418
                                                  ---------
Business Credit Institutions (0.4%)
 General Electric Capital
   8.125%, 02/01/99................       1,000       1,054
                                                  ---------
Commercial Printing (4.2%)
 R.R. Donnelley & Sons
   7.000%, 01/01/03................       2,000       2,048
   8.875%, 04/15/21................       7,000       8,321
                                                  ---------
                                                     10,369
                                                  ---------
Electric Utility (0.4%)
 Teco Energy
   9.250%, 06/19/97................       1,000       1,051
                                                  ---------
Paper & Paper Products (3.3%)
 Kimberly-Clark, Callable
   02/01/13 @ 100
   7.875%, 02/01/23................       3,750       3,909
 Weyerhaeuser
   8.840%, 04/12/99................   $   4,000   $   4,295
                                                  ---------
                                                      8,204
                                                  ---------
Personal Credit Institutions (3.1%)
 Associates Corporation of North
   America
   8.625%, 06/15/97................       3,000       3,123
   7.875%, 09/30/01................       1,000       1,058
 Associates Corporation of North
   America, Callable 04/15/96 @ 100
   7.625%, 04/15/98................       1,000       1,009
 Household Finance
   7.625%, 01/15/03................       2,500       2,616
                                                  ---------
                                                      7,806
                                                  ---------
Petroleum Refining (3.2%)
 Texaco Capital
   9.000%, 11/15/96................       1,000       1,034
   8.260%, 09/15/98................       1,250       1,316
   8.500%, 02/15/03................       5,000       5,512
                                                  ---------
                                                      7,862
                                                  ---------

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS, CONCLUDED:
Railroads (1.9%)
 Norfolk Southern
   9.000%, 03/01/21................   $   4,000   $   4,795
                                                  ---------
Retail-Department Stores (1.3%)
 J.C. Penney, Callable 7/12/00 @
   100
   9.450%, 07/15/02................       3,000       3,345
                                                  ---------
Retail-Eating Places (6.6%)
 Bass America
   6.750%, 08/01/99................       4,000       4,029
   8.125%, 03/31/02................       2,000       2,148
 Grand Metropolitan Investment
   7.125%, 09/15/04................       5,000       5,122
 McDonald's
   7.375%, 07/15/02................       2,000       2,118
   6.750%, 02/15/03................       3,000       3,000
                                                  ---------
                                                     16,417
                                                  ---------
Retail-Grocery Stores (2.0%)
 Albertsons
   4.820%, 03/25/96................       5,000       4,963
                                                  ---------
Retail-Variety Stores (0.8%)
 Wal-Mart Stores
   8.000%, 05/01/96................       2,000       2,025
                                                  ---------
Soap (0.8%)
 Procter and Gamble
   7.375%, 03/01/23................       2,000       2,003
                                                  ---------
Trucking (4.1%)
 United Parcel Service
   8.375%, 04/01/20................       9,000      10,260
                                                  ---------
 Total Corporate Bonds
   (Cost $107,054,724).............                 110,924
                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS
 (3.2%)
 Federal Home Loan Mortgage
   Corporation
   8.000%, 03/15/05................       1,345       1,353
   6.750%, 09/15/16................       6,000       6,042
 Federal National Mortgage
   Association
   9.500%, 09/25/18................         627         639
                                                  ---------
 Total Collateralized Mortgage
   Obligations
   (Cost $7,941,153)...............                   8,034
                                                  ---------
ASSET BACKED SECURITIES (4.9%)
   American Express Master Trust
   7.150%, 08/15/99................   $   2,000   $   2,046
 Chase Manhattan Master Credit Card
   Trust
   8.750%, 08/15/99................       3,000       3,060
 General Motor Acceptance
   Corporation Grantor Trust
   4.150%, 03/15/98................         434         429
 Merrill Lynch Asset Backed
   5.500%, 05/15/98................         658         655
   5.125%, 07/15/98................       1,030       1,025
 Premier Auto Trust
   4.900%, 10/15/98................       2,942       2,912
 Standard Credit Card Master Trust
   7.875%, 01/07/00................       2,000       2,086
                                                  ---------
 Total Asset Backed Securities
   (Cost $12,255,593)..............                  12,213
                                                  ---------
GOVERNMENT POOLED MORTGAGES (1.2%)
 Government National Mortgage
   Association
   9.000%, 09/15/16................         518         544
   9.000%, 10/15/19................         293         307
   9.000%, 11/15/19................         317         333
   9.000%, 11/15/19................         189         199
   9.000%, 12/15/19................         271         285
   8.500%, 03/15/20................         206         214
   8.500%, 04/15/20................         208         217
   8.500%, 04/15/20................         586         608
   8.500%, 04/15/20................         328         342
                                                  ---------
 Total Government Pooled Mortgages
   (Cost $2,799,959)...............                   3,049
                                                  ---------
U. S. TREASURY OBLIGATIONS (37.7%)
 United States Treasury Bonds
   7.250%, 05/15/16................      10,000      10,556
   8.750%, 05/15/17................       2,000       2,448
   8.125%, 08/15/19................       7,000       8,112
   7.875%, 02/15/21................       3,000       3,398
   7.125%, 02/15/23................       3,000       3,138
 United States Treasury Notes
   7.375%, 05/15/96................       1,000       1,011
   4.375%, 11/15/96................       3,000       2,953
   6.500%, 11/30/96................       2,000       2,018
   6.625%, 03/31/97................       2,000       2,025

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       FIXED INCOME FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. TREASURY OBLIGATIONS, CONCLUDED:
   6.500%, 05/15/97................       2,000       2,022
   6.750%, 05/31/97................       3,000       3,045
   6.500%, 08/15/97................       1,000       1,012
   5.625%, 08/31/97................       2,000       1,992
   5.750%, 10/31/97................       2,000       1,995
   6.000%, 11/30/97................       6,000       6,017
   7.250%, 02/15/98................       4,000       4,121
   5.125%, 02/28/98................       2,000       1,965
   5.125%, 03/31/98................       5,000       4,907
   8.250%, 07/15/98................       2,000       2,120
   7.125%, 10/15/98................       2,000       2,066
   5.125%, 11/30/98................       2,000       1,949
   7.000%, 04/15/99................       2,000       2,063
   6.375%, 07/15/99................       2,000       2,025
   7.125%, 09/30/99................       2,000       2,075
   7.125%, 02/29/00................       4,000       4,160
   6.250%, 05/31/00................       2,000       2,012
   8.500%, 11/15/00................       6,000       6,638
   7.500%, 11/15/01................       1,000       1,067
   6.375%, 08/15/02................       2,000       2,018
   7.250%, 08/15/04................       2,850       3,025
                                                  ---------
 Total U. S. Treasury Obligations
   (Cost $92,364,948)..............                  93,953
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (1.2%)
Federal Home Loan Mortgage
 Corporation
   7.125%, 07/21/99................   $   3,000   $   3,103
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $2,989,800)...............                   3,103
                                                  ---------
YANKEE BONDS (4.0%)
 Hydro Quebec
   9.400%, 02/01/21................       4,000       4,695
 Province of Ontario
   8.000%, 10/17/01................       5,000       5,338
                                                  ---------
 Total Yankee Bonds
   (Cost $9,357,210)...............                  10,033
                                                  ---------
SHORT TERM INVESTMENTS (1.6%)
 Temp Cash Fund                           3,948       3,948
                                                  ---------
 Total Short Term Investments
   (Cost $3,947,569)...............                   3,948
                                                  ---------
 Total Investments (98.3%)
   (Cost $238,710,956).............                 245,257
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.7%)
 Other Assets and Liabilities,
   Net.............................               $   4,123
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 23,725,957 outstanding
   shares of beneficial interest...                 246,818
 Accumulated net realized loss on
   investments.....................                  (3,988)
 Net unrealized appreciation on
   investments.....................                   6,546
 Undistributed net investment
   income..........................                       4
                                                  ---------
 Total Net Assets: (100.0%)........               $ 249,380
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   10.51
                                                  =========
 Maximum Public Offering Price Per
   Share ($10.51/96.00%)...........               $   10.95
                                                  =========

MUNICIPAL BOND FUND

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (99.0%)
Arizona (3.6%)
 Salt River Project, Series A, RB
   5.300%, 01/01/03................   $     500   $     518
 Scottsdale, Municipal Property
   Corporation, RB, (FGIC),
   Callable 11/01/02 @ 100
   6.250%, 11/01/10................         500         516
                                                  ---------
                                                      1,034
                                                  ---------
California (6.2%)
 Azusa, Unified School District,
   GO, (AMBAC)
   5.100%, 05/01/07................         830         812
 State, Public Power Authority, San
   Juan Power Project, Series A,
   RB, (MBIA),
   Callable 01/01/05 @ 100
   5.375%, 01/01/10................       1,000         974
                                                  ---------
                                                      1,786
                                                  ---------
Florida (1.9%)
 Palm Beach County, Solid Waste
   Authority, RB, Callable
   07/01/97 @ 103
   8.625%, 07/01/04................         500         548
                                                  ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Georgia (1.8%)
 Atlanta, Series A, GO
   6.125%, 12/01/23................   $     500   $     505
                                                  ---------
Hawaii (7.8%)
 Honolulu, Series C, GO,
   Prerefunded @ 101
   7.150%, 06/01/00 (A)............       1,000       1,129
 State, Series BR, GO,
   Prerefunded @ 100
   7.000%, 06/01/00 (A)............       1,000       1,115
                                                  ---------
                                                      2,244
                                                  ---------
Oregon (1.9%)
 Washington County, School District
   No. 15, Forest Grove, GO,
   (FGIC), Callable 06/01/04 @ 101
   6.000%, 06/01/05................         500         538
                                                  ---------
Pennsylvania (5.9%)
 Methacton School District, GO,
   (FGIC)
   5.600%, 10/01/13................         500         488
 Seneca Valley School District,
   Series A, GO, (FGIC), Callable
   07/01/02 @ 100
   5.750%, 07/01/10................         500         502
 State, Higher Education Facilities
   Authority, Thomas Jefferson
   University Hospital, RB,
   Callable 11/01/95 @ 102
   9.100%, 07/01/01................         200         205
 Wayne Highlands School District,
   GO, (FGIC), Callable
   10/01/99 @ 100
   6.000%, 04/01/12................         500         503
                                                  ---------
                                                      1,698
                                                  ---------
South Carolina (3.7%)
 Piedmont, Municipal Power Agency,
   RB, (FGIC)
   6.250%, 01/01/18................         500         511
 Piedmont, Municipal Power Agency,
   RB, (MBIA)
   6.250%, 01/01/09................         500         538
                                                  ---------
                                                      1,049
                                                  ---------
South Dakota (1.9%)
 State, Building Lease Authority,
   Series A, RB, (CGIC)
   6.375%, 09/01/05................         500         545
                                                  ---------
Tennessee (7.6%)
 Memphis-Shelby County, Airport
   Authority Revenue, Series B, RB,
   AMT, (MBIA)
   6.500%, 02/15/08 (A)............   $   1,000   $   1,079
 State, Series B, GO, Callable
   06/01/01 @ 101.5
   6.850%, 06/01/10................       1,000       1,101
                                                  ---------
                                                      2,180
                                                  ---------
Texas (3.8%)
 Harris County, GO, Callable
   08/01/01 @ 102
   7.000%, 08/01/09................         500         547
 University of Texas, Series A, RB,
   Callable 08/15/01 @ 102
   7.000%, 08/15/07................         500         554
                                                  ---------
                                                      1,101
                                                  ---------
Utah (1.8%)
 Salt Lake City, Motor Fuel Excise
   Tax, Series A, RB
   5.400%, 02/01/03................         500         506
                                                  ---------
Vermont (7.5%)
 Burlington, Waterworks Systems,
   Series A, RB, (FGIC), Callable
   07/01/97 @ 102
   6.875%, 07/01/12................       1,000       1,049
 State, Series A, GO,
   Prerefunded @ 102
   6.750%, 02/01/00 (A)............       1,000       1,110
                                                  ---------
                                                      2,159
                                                  ---------
Virginia (1.8%)
 State, Housing Development
   Authority, Series A, RB, AMT
   6.700%, 07/01/05 (B)............         500         527
                                                  ---------
Washington (5.1%)
 Port of Seattle, Series A, RB,
   Callable 11/01/02 @ 102
   6.250%, 11/01/10................         500         518
 State, Public Power Supply,
   Nuclear Project No. 1, Series B,
   RB, (MBIA)
   5.600%, 07/01/15................       1,000         941
                                                  ---------
                                                      1,459
                                                  ---------
Washington, D.C. (1.7%)
 District of Columbia, Series C,
   GO, (AMBAC), Prerefunded @ 102
   7.600%, 06/01/98 (A)............         450         496
                                                  ---------

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       MUNICIPAL BOND
       FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
Wisconsin (.9%)
 Milwaukee, Sewer District, GO
   6.125%, 10/01/03................   $     250   $     273
                                                  ---------
 Total Municipal Bonds
   (Cost $28,151,230)..............                  28,460
                                                  ---------
 Total Investments (99.0%)
   (Cost $28,151,230)..............                  28,460
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.0%)
 Other Assets and Liabilities,
   Net.............................               $     277
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 2,720,728 outstanding
   shares of beneficial interest...                  29,343
 Accumulated net realized loss on
   investments.....................                    (915)
 Net unrealized appreciation on
   investments.....................                     309
                                                  ---------
 Total Net Assets: (100.0%)........               $  28,737
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   10.56
                                                  =========
 Maximum Public Offering Price Per
   Share ($10.56/96.00%)...........               $   11.00
                                                  =========

------------------
(A) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(B) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

GO--General Obligation

RB--Revenue Bond

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

CGIC--Capital Guaranty Insurance Company

FGIC--Financial Guaranty Insurance Company

MBIA--Municipal Bond Insurance Association


NEW JERSEY MUNICIPAL
BOND FUND

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (99.0%)
New Jersey (92.3%)
 Absecon, Board of Education, COP,
   (MBIA)
   5.625%, 12/15/02................   $     770   $     795
 Bergen County, General
   Improvement, GO
   4.700%, 07/15/97................       1,000       1,015
 Bergen County, Utility Authority,
   Series A, RB, (FGIC), Callable
   06/15/02 @ 100
   5.500%, 06/15/13................       1,000         978
 Borough of Roselle, Fiscal Year
   Adjustment, Series 1993, GO,
   (MBIA)
   4.850%, 10/15/05................       1,000         975
 Brick Township, Municipal
   Utilities Authority, RB
   6.750%, 12/01/16................       1,000       1,120
 Brigantine, GO, (MBIA), Callable
   08/01/02 @ 101
   6.250%, 08/01/03................         730         794
 Camden County, Improvement
   Authority Lease, RB
   5.700%, 12/01/05 (C)............         500         513
 Camden County, Improvement
   Authority Lease, RB, Callable
   12/01/02 @ 101
   6.000%, 12/01/12 (C)............         500         508
 Camden County, Improvement
   Authority, Health Services
   Center Project, Series B, RB,
   (AMBAC)
   4.900%, 12/01/05................       1,000         988
 Cape May County, Municipal
   Utilities Authority, Series B,
   RB, (FGIC), Callable 01/01/03 @
   102
   4.900%, 01/01/09................       1,000         934
 Carteret, GO, (FGIC), Callable
   10/01/00 @ 101
   5.250%, 10/01/07................         980         975
   5.450%, 10/01/09................         500         498
 Cherry Hill Township, GO, Callable
   06/01/02 @ 102
   6.000%, 06/01/06................         500         528
 Dover Township, GO, (AMBAC),
   Callable 10/15/02 @ 102
   6.000%, 10/15/03................       1,000       1,075

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 Edison Township, GO
   6.500%, 06/01/04................   $     500   $     551
 Edison Township, GO, (AMBAC),
   Callable 01/01/04 @ 102
   5.000%, 01/01/07................       1,000         985
 Edison Township, School Authority,
   GO
   6.500%, 06/01/03................       1,000       1,098
 Essex County, Correctional
   Facility Improvement, RB,
   (AMBAC), Callable 12/01/06 @100
   6.900%, 12/01/14................         500         543
 Essex County, Series A, GO,
   (MBIA), Callable 10/01/01 @ 102
   4.600%, 10/01/03................       1,500       1,467
 Evesham Township, Municipal
   Utilities Authority, Series B,
   RB, (MBIA), Callable 07/01/97 @
   100
   6.800%, 07/01/01................       1,010       1,052
   6.850%, 07/01/02................       1,080       1,118
 Flemington-Raritan, GO, Callable
   02/01/05 @ 102
   6.250%, 02/01/12 (C)............         500         526
 Irvington Township, School
   District Refunding Bonds, Series
   1993, GO, (FSA), Callable
   10/01/02 @ 102
   5.000%, 10/01/11................       1,000         928
 Knowlton Township, Board of
   Education, GO
   6.600%, 08/15/10................         170         188
   6.600%, 08/15/11................         169         185
 Lacey Township, Municipal
   Utilities Authority, RB, (MBIA),
   Callable 12/01/03 @ 102
   6.000%, 12/01/12................       1,000       1,020
 Landis, Sewer Authority, RB,
   (FGIC)
   5.400%, 10/01/06................         500         504
 Manchester Township, Board of
   Education, COP, (MBIA), Callable
   12/15/03 @ 102
   5.300%, 12/15/07................         500         489
 Medford Township, Board of
   Education, GO, (FGIC), Callable
   02/01/05 @ 100
   5.950%, 02/01/11................   $     500   $     508
 Mercer County, Hamilton Board of
   Education Lease Project, RB,
   (MBIA), Callable 12/15/03 @ 102
   5.250%, 12/15/14................       1,000         936
 Mercer County, Improvement
   Authority, Hamilton Township
   Board of Education Project, RB,
   (MBIA), Callable 06/01/01 @ 102
   5.900%, 06/01/03................         500         524
 Mercer County, Improvement Revenue
   Government Lease Program, RB,
   Prerefunded @ 101
   7.250%, 12/01/98 (B)............         985       1,084
 Middletown Township, Sewer
   Authority, Series A, RB, (FGIC),
   Callable 01/01/03 @ 101
   5.050%, 01/01/07................       1,095       1,081
 Millburn Township, School
   District, GO
   5.350%, 07/15/10 (C)............       1,150       1,156
 Monroe Township, Board of
   Education, GO, (FGIC)
   5.200%, 08/01/15................         500         471
 Moorestown, School District, GO,
   (AMBAC)
   6.600%, 06/01/05................         450         499
 Morris County, GO, Callable
   07/15/05 @ 100
   5.000%, 07/15/13................       1,000         926
 Morris Township, GO
   6.550%, 07/01/01................         500         553
 Morristown, GO, (FSA), Callable
   08/01/05 @ 102
   6.400%, 08/01/14................         500         528
 Newark, Board of Education, GO,
   (MBIA), Callable 12/15/04 @ 102
   5.875%, 12/15/13................       1,000       1,004
 North Arlington, GO, (AMBAC)
   4.800%, 02/01/12................         600         540
   4.800%, 02/01/13................         441         395
 North Bergen Township, GO, (FSA)
   5.900%, 08/15/01................         500         529
 Northwest Bergen County, Utilities
   Authority, RB, (MBIA)
   5.900%, 07/15/06................         755         798

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 Nutley, GO
   7.000%, 08/01/98................   $     400   $     408
 Ocean County, General Improvement,
   GO
   6.300%, 04/15/97................       1,000       1,036
   5.150%, 07/01/09................       1,000         964
   5.150%, 07/01/10................       1,250       1,191
 Ocean County, Series A, GO
   6.250%, 10/01/01................       1,280       1,397
 Ocean County, Series A, GO,
   Callable 10/01/01 @ 102
   6.250%, 10/01/05................         500         537
 Ocean County, Utility Authority,
   Series A, RB, Callable
   01/01/07 @ 100
   6.300%, 01/01/12 (C)............       1,005       1,051
 Parsippany Troy Hills Township, GO
   4.700%, 12/01/04................       1,000         965
 Passaic Valley, Water Commission,
   Series A, RB, (FGIC)
   5.950%, 12/15/02................         500         536
 Point Pleasant, GO, (MBIA)
   5.700%, 12/01/03................         500         524
 Port Authority, Marine Terminal,
   Series G, RB
   5.500%, 01/01/15................       2,280       2,120
 Port Authority, RB
   5.200%, 09/01/13 (C)............       1,000         941
 South Plainfield, GO, (AMBAC)
   4.750%, 09/01/08................       1,030         972
 State, Building Authority, RB
   7.150%, 06/15/99................         200         220
 State, Building Authority, RB,
   Prerefunded @ 102
   7.200%, 06/15/99 (B)............       1,200       1,341
 State, Economic Development
   Authority, 89 Kiva L.P. Project,
   RB
   5.550%, 08/01/04 (C)............         565         573
 State, Economic Development
   Authority, RB, AMT, Callable
   07/01/05 @ 101
   6.000%, 07/01/06 (C)............         300         306
   6.100%, 07/01/07 (C)............         200         204
 State, Economic Development
   Authority, Trenton Office
   Complex Project, RB, Callable
   06/15/2000 @ 102
   6.625%, 06/15/01................   $   1,050   $   1,158
 State, Economic Development
   Authority, W.Y. Urban Holding
   Project, RB, AMT
   5.950%, 06/01/05 (C)............         865         865
 State, GO
   7.000%, 04/01/97................       1,350       1,412
   6.250%, 09/15/01................       1,000       1,094
 State, GO, Callable
   04/01/01 @ 100.50
   7.000%, 04/01/03................         500         556
 State, GO, Prerefunded @ 101.50
   7.400%, 04/15/97 (B)............         820         874
 State, Health Care Facility,
   Cathedral Health Care, Series A,
   RB, (FHA), Callable
   02/15/01 @ 102
   7.250%, 02/15/21................       1,000       1,071
 State, Health Care Facility, Dover
   General Hospital And Medical
   Center, RB, (MBIA), Callable
   07/01/04 @ 102
   5.875%, 07/01/12................         500         504
 State, Health Care Facility,
   Jersey Shore Medical Center, RB,
   (AMBAC), Callable
   07/01/04 @ 102
   6.250%, 07/01/16................         500         519
 State, Health Care Facility, St.
   Clares-Riverside Medical Center,
   RB, (MBIA), Callable
   07/01/04 @ 102
   5.750%, 07/01/14................         500         495
 State, Highway Authority, Garden
   State Parkway Project, RB
   4.900%, 01/01/05 (C)............       1,000       1,001
   6.200%, 01/01/10................         750         794
 State, Highway Authority, Garden
   State Parkway Project, RB,
   Callable 01/01/02 @ 102
   6.000%, 01/01/05................       1,350       1,446
   6.250%, 01/01/14................         500         513

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 State, Refunding Bond, Series C,
   RB, Callable 01/15/99 @ 101.25
   6.500%, 01/15/04................       1,000       1,078
 State, Refunding Bond, Series C,
   RB, Callable 01/15/99 @ 101.50
   6.500%, 01/15/05................         500         539
 State, Series C, RB, Callable
   01/15/99 @ 101.5
   6.500%, 01/15/08................       1,000       1,078
 State, Series D, GO
   6.000%, 02/15/11................       2,000       2,092
 State, Sports & Exposition
   Authority, Contract Bonds,
   Series A, RB, Callable 09/01/05
   @ 100
   5.300%, 09/01/09................         955         922
 State, Sports & Exposition
   Authority, Convention Center
   Project, Series A, RB, (MBIA),
   Callable 07/01/04 @ 100
   6.000%, 07/01/12................       1,000       1,013
 State, Transportation Authority,
   Series A, RB
   5.400%, 06/15/97................         500         512
   6.000%, 06/15/00................       1,030       1,101
 State, Turnpike Authority, RB
   6.400%, 01/01/02................         250         273
   6.500%, 01/01/16................         500         541
 State, Turnpike Authority, RB,
   (AMBAC), Callable
   01/01/03 @ 100
   6.250%, 01/01/10................       1,350       1,396
 State, Turnpike Authority, Series
   A, RB, Callable 01/01/96 @ 100
   6.900%, 01/01/14................         970         975
 State, Wastewater Authority,
   Series B, RB, Callable 05/15/99
   @ 101.25
   7.000%, 05/15/04................         950       1,030
 State, Wastewater Authority,
   Treatment Trust, RB, (AMBAC),
   Callable 03/01/05 @ 100
   4.600%, 03/01/06................       1,500       1,406
   4.800%, 03/01/13................       1,590       1,391
 State, Water Supply District
   Authority, Wanaque North
   Project, Series A, RB, (MBIA)
   6.500%, 11/15/06................   $     510   $     553
 Tinton Falls, Board of Education,
   GO, (MBIA), Callable
   10/15/04 @ 100
   5.875%, 10/15/09................       1,010       1,029
 Union City, GO, (FSA)
   6.375%, 11/01/07................         485         529
 Wanaque Valley, Regional Sewer
   Authority, Series B, RB, (AMBAC)
   5.650%, 09/01/08................         585         596
 Warren County, GO, (AMBAC),
   Callable 09/15/05 @ 100
   4.650%, 09/15/06................         500         485
 Warren County, Pollution Control
   Finance Authority, Resource
   Recovery, RB, (MBIA) Callable
   12/01/02 @ 102
   6.350%, 12/01/04................         500         547
 Warren County, Pollution Control
   Finance Authority, Series B, RB,
   (MBIA)
   5.700%, 12/01/03................         500         526
 Warren Township, Sewer Authority,
   RB, Callable 12/01/04 @ 100
   6.450%, 12/01/05................         275         302
 Weehawken, GO, (FSA), Callable
   07/01/03 @ 100
   6.150%, 07/01/04................         350         378
 West Long Branch, Board of
   Education, COP, (MBIA)
   5.000%, 12/15/09................       1,380       1,282
 West Windsor Plainsboro, Regional
   Board of Education, Series 1993,
   COP, (MBIA), Callable
   03/15/05 @ 100
   5.800%, 03/15/06................       1,000       1,045
 Winslow Township, GO, (FGIC),
   Callable 10/01/02 @ 102
   6.400%, 10/01/05................         870         934
 Woodbridge Township, GO, Callable
   08/15/02 @ 102
   5.800%, 08/15/03................         500         528

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
New Jersey, continued:
 Woodbridge Township, GO, Callable
   08/15/04 @ 100
   6.050%, 08/15/05................   $     500   $     534
 Woodbridge Township, Series C, GO,
   Callable 09/15/06 @ 100
   5.000%, 09/15/11................       1,000         916
 Woodbridge Township, Sewer
   Utility, Series B, GO
   5.000%, 09/15/10................         965         896
                                                  ---------
                                                     90,245
                                                  ---------
New York (1.6%)
 Port Authority, Callable
   04/01/96 @ 102
   7.250%, 04/01/14 (C)............       1,500       1,551
                                                  ---------
Pennsylvania (1.5%)
 Delaware River Joint Toll Bridge
   Commission, RB, (FGIC), Callable
   07/01/02 @100
   6.250%, 07/01/12................       1,400       1,460
                                                  ---------
Puerto Rico (3.0%)
 Puerto Rico, Electric Power
   Authority, RB, (CGIC)
   6.125%, 07/01/08................       1,000       1,090
 Puerto Rico, Telecommunication
   Revenue, RB, (MBIA)
   5.250%, 01/01/05................         500         506
 University of Puerto Rico, Series
   L, RB, Prerefunded @ 102
   7.750%, 06/01/96 (B) (C)........       1,015       1,064
 University of Puerto Rico, Series
   M, RB, (MBIA), Callable
   06/01/07 @ 100
   5.500%, 06/01/15................         250         243
                                                  ---------
                                                      2,903
                                                  ---------
Virginia (0.6%)
 Richmond, Industrial Development
   Authority, Cogentrix-A, VRDN,
   AMT
   3.750%, 09/01/95 (A) (C)........         600         600
                                                  ---------
 Total Municipal Bonds
   (Cost $96,058,358)..............                  96,759
                                                  ---------
 Total Investments (99.0%)
   (Cost $96,058,358)..............                  96,759
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.0%)
Other Assets and Liabilities,
 Net...............................               $     993
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 8,708,827 outstanding
   shares of beneficial interest...                  97,309
 Accumulated net realized loss on
   investments.....................                    (261)
 Net unrealized appreciation on
   investments.....................                     700
 Undistributed net investment
   income..........................                       4
                                                  ---------
 Total Net Assets: (100.0%)........               $  97,752
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   11.22
                                                  =========
 Maximum Public Offering Price Per
   Share ($11.22/96.00%)...........               $   11.69
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.

(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(C) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

COP--Certificate of Participation

GO--General Obligation

RB--Revenue Bond

VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

FGIC--Financial Guaranty Insurance Company

FHA--Federal Housing Authority

FSA--Financial Security Assurance

MBIA--Municipal Bond Insurance Association


    The accompanying notes are an integral part of the financial statements.

       STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       PENNSYLVANIA MUNICIPAL
       BOND FUND

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (96.3%)
Pennsylvania (96.3%)
 Allegheny County, Childrens
   Hospital, Series A, RB, (MBIA),
   Callable 07/01/98 @ 102
   7.000%, 07/01/06................   $     500   $     538
 Allegheny County, Series C-42, GO
   5.000%, 10/01/10................         500         464
 Berks County, Second Series, GO,
   (FGIC)
   5.000%, 05/15/10................         500         470
 Center City District, Business
   Improvement, RB, (AMBAC)
   5.500%, 12/01/15................         500         476
 Central Bucks, School District,
   Series A, GO, (MBIA)
   5.300%, 05/15/11................         300         288
 Commodore Perry, School District,
   GO, (MBIA)
   5.500%, 02/01/12 (A)............       1,170       1,125
 Deer Lakes, School District, GO,
   (MBIA), Callable 01/15/04 @ 100
   6.450%, 01/15/19................         500         514
 Lackawanna County, GO, (AMBAC)
   5.100%, 12/01/08................         250         244
 Lancaster, Parking Authority, RB,
   Callable 01/01/96 @ 100
   9.375%, 01/01/05................         450         457
 North Penn, School District,
   Series AA, GO, (STAID)
   5.100%, 09/01/09................         500         479
 Pennsylvania Convention Center,
   Series A, RB, Escrowed to
   Maturity
   6.700%, 09/01/16................         750         840
 Philadelphia, Industrial
   Development Authority, National
   Board of Medical Examiners
   Project, RB, Callable 05/01/02 @
   102
   6.750%, 05/01/12................         500         531
 Philadelphia, Water and Wastewater
   Treatment, RB, (MBIA)
   6.750%, 08/01/03................         500         563
   5.600%, 08/01/18................         500         476
 Pittsburgh, Series D, GO, (AMBAC)
   6.125%, 09/01/17................         500         508
 Pittsburgh, Urban Redevelopment
   Authority, Series A, RB
   5.500%, 10/01/10................   $     500   $     468
 Pocono Mountain, School District,
   Series AA, GO, (AMBAC), Callable
   04/01/02 @ 100
   5.750%, 10/01/09................         500         503
 Ringgold, School District, RB,
   (FSA), Callable 02/01/08 @ 100
   6.200%, 02/01/19................         500         506
 State, Financing Authority, RB,
   Callable 11/01/03 @ 102
   6.600%, 11/01/09................         500         526
 State, Higher Education Authority,
   Drexel University Project, RB,
   (MBIA), Callable 05/01/00 @ 100
   7.250%, 05/01/10................         500         551
 State, Higher Education Authority,
   Susquehanna University Project,
   RB, (AMBAC), Callable 03/01/98 @
   101
   6.900%, 03/01/02................         750         793
 State, Higher Education Authority,
   Thomas Jefferson University
   Project, RB, Prerefunded @ 102
   7.550%, 11/01/00 (A)............         500         580
 State, Housing Finance Agency,
   Rental Housing Projects, Series
   C, RB, Callable 07/01/04 @ 100
   6.400%, 07/01/12................         500         502
 State, Industrial Development
   Authority, Economic Development,
   RB, (AMBAC)
   5.800%, 07/01/09................         700         716
 State, Intergovernmental
   Cooperation Authority, City of
   Philadelphia Funding Program,
   RB, (MBIA)
   5.600%, 06/15/15................         500         483
 State, Public School Authority,
   Midvalley School District
   Project, Series D, RB, (FGIC),
   Callable 07/01/02 @ 102
   6.250%, 01/01/07................         500         531
 State, Turnpike Commission, Oil
   Franchise Tax Project, Series A,
   RB, (AMBAC)
   5.875%, 12/01/08................         500         509

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
Pennsylvania, continued:
 State, Turnpike Commission, Series
   P, RB, (AMBAC)
   6.000%, 12/01/09................   $     500   $     518
 West Chester, School District, GO,
   (STAID)
   6.200%, 09/01/14................       1,000       1,016
 West View, Municipal Authority, GO
   Escrowed to Maturity
   9.000%, 05/15/99................         400         464
                                                  ---------
                                                     16,639
                                                  ---------
 Total Municipal Bonds
   (Cost $16,712,585)..............                  16,639
                                                  ---------
SHORT TERM INVESTMENTS (1.9%)
 SEI Institutional Tax-Free
   Portfolio.......................         319         319
                                                  ---------
 Total Short Term Investments (Cost
   $319,000).......................                     319
                                                  ---------
 Total Investments (98.2%)
   (Cost $17,031,585)..............                  16,958
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.8%)
Other Assets and Liabilities,
 Net...............................                     311
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 1,752,088 outstanding
   shares of beneficial interest...                  17,816
 Accumulated net realized loss on
   investments.....................                    (474)
 Net unrealized depreciation on
   investments.....................                     (73)
                                                  ---------
 Total Net Assets: (100.0%)........               $  17,269
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $    9.86
                                                  =========
 Maximum Public Offering Price Per
   Share ($9.86/96.00%)............               $   10.27
                                                  =========

------------------
(A) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

GO--General Obligation

RB--Revenue Bond

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance

MBIA--Municipal Bond Insurance Association

STAID--State Aid Withholding


INTERNATIONAL EQUITY

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
FOREIGN COMMON STOCKS (93.5%)
Argentina (0.5%)
 YPF Sociedad Anonima ADR...........      14,000   $     247
                                                   ---------
Australia (3.1%)
 Broken Hill Proprietary............      51,221         743
 MIM Holdings.......................     204,000         291
 News Corporation...................      72,294         415
                                                   ---------
                                                       1,449
                                                   ---------
Chile (0.7%)
 Five Arrow Chile Fund PC...........     100,000         293
 Five Arrow Chile Fund Warrants,
   Expire 05/31/99*.................      20,000          12
                                                   ---------
                                                         305
                                                   ---------
Denmark (1.0%)
 Tele Danmark A/S "B"...............       8,779         461
                                                   ---------
France (8.1%)
 AXA SA.............................       9,229         511
 Carrefour..........................         930         519
 Eaux Generale......................       5,122         542
 Groupe Danone......................       2,856         469
 L'Oreal............................         352          89
 Lafarge-Coppee.....................       6,920         517
 Societe Generale...................       5,305         555
 Societe Nationale Elf Aquitaine....       6,979         511
                                                   ---------
                                                       3,713
                                                   ---------
Germany (4.0%)
 Bayer AG...........................       1,989         514
 Commerzbank AG.....................       2,015         456
 Karstadt AG........................         851         379
 Lufthansa AG.......................       3,341         492
                                                   ---------
                                                       1,841
                                                   ---------

                                   Continued

       SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       INTERNATIONAL EQUITY (CONTINUED)

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
FOREIGN COMMON STOCKS, CONTINUED:
Hong Kong (2.7%)
 Hong Kong Telecommunications.......     328,800         595
 Swire Pacific 'A'..................      88,000         659
                                                   ---------
                                                       1,254
                                                   ---------
India (0.8%)
 Hindalco Industries GDR*...........      10,000         350
                                                   ---------
Indonesia (1.4%)
 Gadjah Tungal......................     887,000   $     646
                                                   ---------
Italy (1.1%)
 Assicurazioni Generali SPA.........      20,782         500
                                                   ---------
Japan (30.2%)
 Aoyama Trading.....................       8,300         221
 CSK................................      27,000         807
 Denny's Japan......................       8,000         221
 East Japan Railway.................         273       1,299
 Fuji Bank..........................       1,000          21
 Joshin Denki.......................      16,000         205
 KAO................................      33,000         382
 Mitsubishi Materials...............     146,000         726
 Mitsui Marine & Fire Insurance.....      91,000         610
 Mitsui O.S.K. Lines*...............     233,000         737
 Nippon Telegraph & Telephone.......         160       1,447
 Nippon Television Network..........       1,660         391
 Nomura Securities..................      35,000         688
 Pioneer Electronics................      70,000       1,340
 Sumitomo Metal Industries..........     242,000         676
 Sumitomo Sitix.....................      20,000         303
 Sumitomo Trust & Banking...........      53,000         721
 Tokyo Steel Manufacturing..........      11,000         212
 Toshiba Corporation................     205,000       1,481
 Toyo Ink Manufacturing.............      35,000         198
 Yamaha Corporation.................      97,000       1,290
                                                   ---------
                                                      13,976
                                                   ---------
Malaysia (1.6%)
 Malayan Banking....................      43,500         357
 Perusahaan Otomobil................      96,000         368
                                                   ---------
                                                         725
                                                   ---------
Mexico (0.7%)
 Grupo Carso SA ADR*................      25,000         309
                                                   ---------
Netherlands (3.4%)
 Akzo Nobel.........................       3,989         471
 Elsevier NV........................      41,997         531
 International Nederlanden Group....       9,918         551
                                                   ---------
                                                       1,553
                                                   ---------
Norway (1.9%)
 Kvaerner AS Series B...............      10,649   $     395
 Norsk Hydro........................      11,415         484
                                                   ---------
                                                         879
                                                   ---------
Singapore (2.9%)
 Jurong Shipyard....................     104,000         725
 United Overseas Bank...............      68,930         597
                                                   ---------
                                                       1,322
                                                   ---------
South Korea (1.0%)
 Samsung Electronics GDR*...........          86           5
 Samsung Electronics New GDR*.......       7,000         441
                                                   ---------
                                                         446
                                                   ---------
Spain (1.9%)
 Banco de Santander.................      12,168         498
 Uralita*...........................      33,946         376
                                                   ---------
                                                         874
                                                   ---------
Sweden (2.3%)
 Ericsson...........................      27,333         585
 Stora Kopparberg 'B'...............      37,639         470
                                                   ---------
                                                       1,055
                                                   ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
FOREIGN COMMON STOCKS, CONCLUDED:
Switzerland (4.8%)
 BBC Brown Boveri AG................         509   $     537
 Nestle SA..........................         553         560
 Roche Holding AG...................          79         529
 Zurich Versicherung................       2,300         588
                                                   ---------
                                                       2,214
                                                   ---------
Taiwan (0.3%)
 Hocheng GDR........................      18,750         145
                                                   ---------
Thailand (1.8%)
 Siam Cement........................       6,000         409
 Siam Commercial Bank...............      41,000         443
                                                   ---------
                                                         852
                                                   ---------
United Kingdom (17.3%)
 B.A.T. Industries..................      87,545         685
 British Petroleum..................      85,000         638
 BTR................................     141,830         750
 BTR Warrants, Expire 11/26/98*.....       1,146           1
 Caradon............................     125,000         477
 Delta Group........................      49,000         364
 Farnell Electronic.................      51,000         530
 FKI................................     190,000         528
 Granada Group......................      69,000         666
 Reuters Holdings...................      82,000         712
 Royal Bank of Scotland Group.......      80,000         576
 Tesco..............................     150,000         760
 Unilever...........................      33,000         622
 WPP Group..........................     270,000         687
                                                   ---------
                                                       7,996
                                                   ---------
 Total Foreign Common Stocks
   (Cost $39,304,897)...............                  43,112
                                                   ---------

                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
CONVERTIBLE PREFERRED STOCKS (0.0%)
Netherlands (0.0%)
 ABN-Amro Holdings..................   $     349          13
                                                   ---------
 Total Convertible Preferred Stocks
   (Cost $11,554)...................                      13
                                                   ---------
FOREIGN BONDS (1.0%)
India (0.4%)
 Gujarat Ambuja Cementos
   3.500%, 06/30/99.................         150         207
                                                   ---------
Taiwan (0.6%)
 Tecom Electronics & Machinery
   2.750%, 04/15/04.................         310         248
                                                   ---------
 Total Foreign Bonds
   (Cost $492,700)..................                     455
                                                   ---------
 Total Investments (94.5% of Net
   Assets)
   (Cost $39,809,151)...............               $  43,580
                                                   =========

------------------
*Non-income producing security

ADR--American Depository Receipts

GDR--Global Depository Receipts

PC--Participating Certificates

(1) In local currency unless otherwise indicated


                                   Continued

       SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       INTERNATIONAL FIXED INCOME

                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
FOREIGN BONDS (87.3%)
Austria (3.3%)
 Austria Republic
   6.250%, 10/16/03................    120,000   $   1,484
                                                -----------
Canada (3.9%)
 Canadian Government
   8.500%, 04/01/02................      2,300       1,778
                                                -----------
Denmark (7.5%)
 Kingdom of Denmark
   9.000%, 11/15/00................     11,000       2,072
   7.000%, 12/15/04................      8,000       1,314
                                                -----------
                                                     3,386
                                                -----------
France (9.3%)
 Credit Foncier
   5.500%, 11/15/99................      6,000       1,134
 Government of France
   7.000%, 11/12/99................     12,000       2,420
   8.500%, 04/25/03................      3,000         642
                                                -----------
                                                     4,196
                                                -----------
Germany (29.8%)
 African Development Bank
   7.250%, 10/21/99................      2,000       1,431
 Deutsche Ausgleichsbank
   6.500%, 09/25/00................      2,000       1,384
 Deutschland Republic
   8.250%, 09/20/01................        750         561
   6.250%, 01/04/24................      1,600         944
 German Unity Fund
   8.000%, 01/21/02................      1,400       1,033
 KFW International Finance
   7.250%, 12/03/97................      3,000       2,138
 LKB Baden Wurt
   6.000%, 05/10/99................      3,000       2,080
 Norddeutsche Landesbank
   6.000%, 01/05/04................      3,000       1,920
 Westdeutsche Landesbank
   6.250%, 09/15/03................      3,000       1,980
                                                -----------
                                                    13,471
                                                -----------
Japan (13.8%)
 Interamerican Development Bank
   6.000%, 10/30/01................    180,000   $   2,152
 Japanese Development Bank
   6.500%, 09/20/01................    170,000       2,083
 World Bank
   4.500%, 03/20/03................    180,000       2,004
                                                -----------
                                                     6,239
                                                -----------
New Zealand (2.9%)
 Government of New Zealand
   6.500%, 02/15/00................      1,050         642
   8.000%, 04/15/04................      1,050         686
                                                -----------
                                                     1,328
                                                -----------
Sweden (4.3%)
 Kingdom of Sweden
   13.000%, 06/15/01...............     12,500       1,929
                                                -----------
United Kingdom (8.0%)
 Abbey National Treasury
   8.000%, 04/02/03................        600         907
 National Power
   10.625%, 03/26/01...............        600       1,025
 United Kingdom Treasury
   9.500%, 04/18/05................      1,000       1,690
                                                -----------
                                                     3,622
                                                -----------
UNITED STATES (4.5%)
 Federal National Mortgage
   Association
   6.000%, 08/23/00................      3,000       2,043
 Total Foreign Bonds
   (Cost $37,811,504)..............                 39,476
                                                -----------
TIME DEPOSIT (3.2%)
Italy (3.2%)
 Bank of Scotland
   9.813%, 09/06/95................  2,360,717       1,453
                                                -----------
 Total Time Deposit
   (Cost $1,451,320)...............                  1,453
                                                -----------
 Total Investments (90.5% of Net
   Assets)
   (Cost $39,262,824)..............              $  40,929
                                                ===========

------------------
(1) In local currency

                                   Continued

       STATEMENT OF ASSETS AND LIABILITIES
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       INTERNATIONAL EQUITY FUND

                                                                                                        MARKET
                                                                                                         VALUE
                                                                                                         (000)
                                                                                                       ---------
ASSETS:
     Investment Securities (Cost $39,809,151)........................................................  $  43,580
     Cash............................................................................................      2,418
     Receivable -- Portfolio Secuities Sold..........................................................        827
     Other Assets....................................................................................        674
                                                                                                       ---------
       Total Assets..................................................................................     47,499
                                                                                                       ---------

LIABILITIES:
     Payable -- Portfolio Securities Purchased.......................................................     (1,291)
     Other Liabilities...............................................................................       (104)
                                                                                                       ---------
       Total Liabilities.............................................................................     (1,395)
                                                                                                       ---------

NET ASSETS:
     Portfolio shares (unlimited authorization -- no par value) based on 3,429,072 outstanding shares
      of beneficial interest.........................................................................     40,943
     Accumulated net realized gain on investments....................................................      1,230
     Accumulated net realized loss on foreign currency transactions..................................       (508)
     Net unrealized appreciation on forward foreign currency contracts, foreign currency and
      translation of other assets and liabilities in foreign currency................................        413
     Net unrealized appreciation on investments......................................................      3,749*
     Undistributed net investment income.............................................................        277
                                                                                                       ---------
       Total Net Assets..............................................................................  $  46,104
                                                                                                       =========
Net Asset Value and Redemption Price Per Share.......................................................  $   13.44
                                                                                                       =========
Maximum Public Offering Price Per Share ($13.44/95.50%)..............................................  $   14.07
                                                                                                       =========

---------------------------
* Net of $22,000 accrued foreign withholding taxes.

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME FUND

                                                                                                          MARKET
                                                                                                           VALUE
                                                                                                           (000)
                                                                                                         ---------
ASSETS:
     Investment Securities (Cost $39,262,824)..........................................................  $  40,929
     Cash..............................................................................................      1,460
     Receivable--Accrued Income........................................................................      1,686
     Receivable--Portfolio Securities Sold.............................................................      1,888
     Unrealized Gain on Forward Contracts..............................................................      1,373
     Other Assets......................................................................................          8
                                                                                                         ---------
          Total Assets.................................................................................     47,344
                                                                                                         ---------

LIABILITIES:
     Payable--Portfolio Securities Purchased...........................................................     (2,043)
     Other Liabilities.................................................................................        (59)
                                                                                                         ---------
          Total Liabilities............................................................................     (2,102)
                                                                                                         ---------

NET ASSETS:
     Portfolio shares (unlimited authorization--no par value) based on 3,962,011 outstanding shares of
      beneficial interest..............................................................................     40,912
     Accumulated net realized loss on investments......................................................       (132)
     Accumulated net realized loss on foreign currency transactions....................................       (203)
     Net unrealized appreciation on forward foreign currency contracts, foreign currency and
      translation of other assets and liabilities in foreign currency..................................      1,320
     Net unrealized appreciation on investments........................................................      1,666
     Undistributed net investment income...............................................................      1,679
                                                                                                         ---------
          Total Net Assets.............................................................................  $  45,242
                                                                                                         =========
Net Asset Value and Redemption Price Per Share.........................................................  $   11.42
                                                                                                         =========
Maximum Public Offering Price Per Share ($11.42/96.00%)................................................  $   11.90
                                                                                                         =========

    The accompanying notes are an integral part of the financial statements.

       STATEMENT OF OPERATIONS (000)
       -------------------------------------------------------------------------
       For the Six-Month Period Ended August 31, 1995 (Unaudited)

                                                                                           NEW JERSEY
                                                      CASH         U.S.        MUNICIPAL    MUNICIPAL    PENNSYLVANIA     EQUITY
                                                     RESERVE     TREASURY       MONEY         MONEY       MUNICIPAL       INCOME
                                                      FUND         FUND          FUND         FUND        MONEY FUND       FUND
                                                   -----------  -----------   ----------    ---------    -----------    ---------
Investment income:
    Interest income..............................  $   14,409   $   11,845         $ 797        $ 893          $ 900    $     522
    Dividend income..............................          --           --            --           --             --        4,246
    Less: foreign taxes withheld.................          --           --            --           --             --           --
                                                   -----------  -----------        -----        -----          -----    ---------
        Total investment income..................      14,409       11,845           797          893            900        4,768
                                                   -----------  -----------        -----        -----          -----    ---------
Expenses:
    Administration fees..........................         422          356            35           40             40          286
    Waiver of administrative fees................          --           --            --           --             --           --
    Investment advisory fees.....................         820          692            78           90             89        1,113
    Waiver of investment advisory fees...........          --           --            --           --             --           --
    Custodian/Transfer agent fees................          32           34            14           12             12           53
    Pricing fees.................................           3            2             1            1              1            9
    Professional fees............................          33           27             4            3              3           22
    Registration fees............................          10            9             1            1              1            8
    Trustee fees.................................           9            8             1            1              1            6
    Printing expenses............................          16           14             2            2              2           11
    Amortization of deferred organizational
      costs......................................          --           --            --            7              2           --
    Insurance and other fees.....................           8           21             1           (4)             1            7
                                                   -----------  -----------        -----        -----          -----    ---------
        Total expenses...........................       1,353        1,163           137          153            152        1,515
                                                   -----------  -----------        -----        -----          -----    ---------
Net investment income............................      13,056       10,682           660          740            748        3,253
                                                   -----------  -----------        -----        -----          -----    ---------
Net realized gain (loss) on securities sold......          62           --            15           --              2       14,167
                                                   -----------  -----------        -----        -----          -----    ---------
Net realized loss on forward foreign currency
  contracts and foreign currency transactions....          --           --            --           --             --           --
                                                   -----------  -----------        -----        -----          -----    ---------
Change in unrealized appreciation on forward
  foreign currency contracts, foreign currency
  and translation of other assets and liabilities
  in foreign currency............................          --           --            --           --             --           --
                                                   -----------  -----------        -----        -----          -----    ---------
Change in unrealized appreciation on
  investment securities..........................          --           --            --           --             --       39,473
                                                   -----------  -----------        -----        -----          -----    ---------
Net gain on investments..........................          62           --            15           --              2       53,640
                                                   -----------  -----------        -----        -----          -----    ---------
Increase in net assets resulting
  from operations................................  $   13,118   $   10,682         $ 675        $ 740          $ 750    $  56,893
                                                   ===========  ===========        =====        =====          =====    =========

-------------------------
* Net of $22,000 change in accrued foreign withholding taxes.

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                                                            NEW JERSEY
                           SMALL                      SHORT/         FIXED                   MUNICIPAL      PENNSYLVANIA
                          COMPANY     BALANCED     INTERMEDIATE     INCOME     MUNICIPAL       BOND        MUNICIPAL BOND
           GROWTH FUND     FUND         FUND           FUND          FUND      BOND FUND       FUND             FUND
           -----------  -----------  -----------  ---------------  ---------  -----------  -------------  -----------------
            $     155    $      32    $     498         $6,884     $   8,764   $     789        $2,633            $ 476
                1,217          189          252             --            --          --            --               --
                   --           --           --             --            --          --            --               --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                1,372          221          750          6,884         8,764         789         2,633              476
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                  135           22           26            181           226          26            88               16
                   --           --           --             --            --          --            --               --
                  526          112          102            603           751          87           293               52
                   --           --           --             --            --          --            --               --
                   26           18           20             25            26          13            24               12
                    3            1            1              8            12           3             7                1
                   11            2            2             16            20           3             8                1
                    3            1            1              6             6           1             3                1
                    4            1            1              4             5           1             2               --
                    5            1            1              9            10           1             4                1
                   --            2           --             --            --          --             2                3
                    2           --           --              2            --          (1)           (2)              --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                  715          160          154            854         1,056         134           429               87
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                  657           61          596          6,030         7,708         655         2,204              389
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                4,805        1,713          293           (483)         (848)        176           155               24
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                   --           --           --             --            --          --            --               --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                   --           --           --             --            --          --            --               --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
               15,656        2,038        1,820          3,928        11,715         591         2,357              430
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
               20,461        3,751        2,113          3,445        10,867         767         2,512              454
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
            $  21,118    $   3,812    $   2,709      $   9,475     $  18,575   $   1,422     $   4,716        $     843
           ===========  ===========  ===========        ======     =========  ===========       ======            =====

            INTERNATIONAL    INTERNATIONAL
               EQUITY        FIXED INCOME
                FUND             FUND
           ---------------  ---------------
                 $   54           $1,626
                    561               --
                    (51)              --
                 ------           ------
                    564            1,626
                 ------           ------
                     41               47
                     --               --
                    178              182
                     --               --
                     54               49
                     (1)              (5)
                      6                4
                      1                1
                      1                1
                      2               --
                      2                3
                      3               (6)
                 ------           ------
                    287              276
                 ------           ------
                    277            1,350
                 ------           ------
                  1,230              695
                 ------           ------
                   (440)            (203)
                 ------           ------
                    495            1,937
                 ------           ------
                  3,156*             257
                 ------           ------
                  4,441            2,686
                 ------           ------
                 $4,718           $4,036
                 ======           ======

       STATEMENT OF CHANGES IN NET ASSETS (000)
       -------------------------------------------------------------------------
       For the Six Month Period Ended August 31, 1995 (Unaudited) and the Year Ended February 28, 1995

                                                                 CASH RESERVE FUND         U.S. TREASURY FUND
                                                             -------------------------  ------------------------
                                                              03/01/95      03/01/94     03/01/95     03/01/94
                                                             TO 08/31/95   TO 02/28/95  TO 08/31/95  TO 02/28/95
                                                             -----------   -----------  -----------  -----------
INVESTMENT OPERATIONS:
     Net investment income..................................  $   13,056   $   17,854   $   10,682   $   14,172
     Net realized gain (loss) on securities sold............          62       (1,037)          --            2
                                                              -----------  -----------  -----------  -----------
       Increase in net assets resulting from investment
          operations........................................      13,118       16,817       10,682       14,174
                                                              -----------  -----------  -----------  -----------
DISTRIBUTIONS:
     Net investment income..................................     (13,054)     (17,854)     (10,682)     (14,172)
                                                              -----------  -----------  -----------  -----------
       Total distributions..................................     (13,054)     (17,854)     (10,682)     (14,172)
                                                              -----------  -----------  -----------  -----------
SHARE TRANSACTIONS:
     Proceeds from shares issued............................     470,044      749,041      693,307      904,680
     Reinvestment of cash distributions.....................         440          440          192          203
     Cost of shares redeemed................................    (425,845)    (742,657)    (498,300)    (916,643)
                                                              -----------  -----------  -----------  -----------
       Increase (decrease) in net assets from capital share
          transactions......................................      44,639        6,824      195,199      (11,762)
                                                              -----------  -----------  -----------  -----------
       Contribution of capital from affiliate...............          --          887           --           --
                                                              -----------  -----------  -----------  -----------
       Total increase (decrease) in net assets..............      44,703        6,674      195,199      (11,760)
                                                              -----------  -----------  -----------  -----------
NET ASSETS:
     Beginning of period....................................     435,323      428,649      365,516      377,276
                                                              -----------  -----------  -----------  -----------
     End of period..........................................  $  480,026   $  435,323   $  560,715   $  365,516
                                                              ===========  ===========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                                THE PNC(R) FUND
              (SERVICE SHARES OF THE CORE FIXED INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------

         PART A                                                                      PROSPECTUS
1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Table

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          Financial Highlights

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; Investment
                                                                                     Policies;
                                                                                     Description of
                                                                                     Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Management

5A.      Management's Discussion of Fund Performance  . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          Cover Page; Dividends
                                                                                     and Distributions;
                                                                                     Description of
                                                                                     Shares

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares;
                                                                                     Dividends and Distributions
                                                                                     Net Asset Value

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares
                                                                                     Redemption of
                                                                                     Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . .          Inapplicable

                        THE CORE FIXED INCOME PORTFOLIO
                                 SERVICE CLASS


         The PNC(R) Fund (the "Fund") consists of 30 investment portfolios. This Prospectus relates to shares ("Service Shares" or "Shares") representing interests in the Core Fixed Income Portfolio (the "Portfolio"). The Portfolio seeks to realize a total rate of return that exceeds the total return of the Lehman Brothers Aggregate Index consistent with preservation of capital and prudent investment management. It pursues this objective by investing all of its assets in a broad range of investment grade fixed income securities, including U.S. Government, Mortgage-Backed, Asset-Backed and Corporate debt securities.

         Service Shares are sold by the Fund's distributor to institutional investors ("Institutions") acting on behalf of their customers ("Customers"). These Customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as custody, trust or escrow accounts) with the Institutions. Service Shares are sold and redeemed at net asset value without any purchase or redemption charge imposed by the Fund, although the Institutions may receive compensation from the Fund for providing various shareholder services and may charge their customer accounts for services provided in connection with the purchase or redemption of Shares.

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information currently dated ____________, 1995 has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES OF THE FUND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE

BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

PROSPECTUS                                                                , 1995
                                                               -----------

INTRODUCTION

--------------------------------------------------------------------------------

         The Fund is an open-end management investment company which has registered shares in 30 investment portfolios, of which only the Portfolio is described in this Prospectus.

PORTFOLIO MANAGEMENT

         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management Inc. ("BlackRock") serves as sub-adviser to the Portfolio. The investment adviser and sub-adviser are indirect wholly-owned subsidiaries of PNC Bank Corp.

THE ADMINISTRATORS

         PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators (collectively, the "Administrators").

THE DISTRIBUTOR

         Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

ANNUAL OPERATING EXPENSES FOR SERVICE SHARES AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS AS A PERCENTAGE OF DAILY NET ASSETS

Advisory fees(1)  . . . . . . . . . . . . . . . . . .                    0.30%
Other operating
 expenses(1)  . . . . . . . . . . . . . . . . . . . .                    0.55%
                                                                         -----
Total operating expenses .  . . . . . . . . . . . . .                    0.85%
                                                                         =====

---------------
(1) Advisory fees are net of waivers of .20% for the Portfolio. In addition, the expense table reflects reimbursements made to the Portfolio by the Adviser. PAMG and the Administrators are under no obligation to waive or continue waiving such fees or reimbursing such expenses, but have informed the Fund that they expect to waive or continue waiving such fees and reimbursing such expenses during the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the level set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Portfolio's current fiscal year.

EXAMPLE

         An investor in Service Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                                                           FIVE        TEN
                                                          ONE YEAR      THREE YEARS        YEARS      YEARS
                                                          --------      -----------        -----      -----
Core Fixed Income Portfolio . . . . . . . . . . .            $9             $27             $47        $105

         The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated annual operating expenses. Investors bear these expenses indirectly. The information in the table for the Portfolio has been restated based on the advisory and administration fees and other expenses payable after fee waivers for the current fiscal year ending September 30, 1996. Total operating expenses would have been 1.10% for the Portfolio's Service Shares without such fee waivers and reimbursements. See Footnote 1 to the Expense Table, "Financial Highlights--Background," "Management," "Purchase and Redemption of Shares" and "Description of Shares" for a more complete description of shareholder transaction expenses and operating expenses.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CERTAIN RISK FACTORS TO CONSIDER

         An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The following are some of these risks. As with all fixed income securities, the market values of the Portfolio's assets, and as such the net asset value of the Portfolio's shares, will fluctuate with changes in prevailing interest rates. While principal and interest payments on some securities may be guaranteed by the U.S. Government, government agencies or other guarantors, the market value of the securities is not guaranteed. Events such as prepayments on underlying mortgage loans may adversely affect the return from Mortgage-Backed securities. The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its obligation to repurchase the security which is the subject of the transaction. The Portfolio may use futures, options, and options on futures for hedging or duration management purposes. Use of these instruments involves certain costs and risks including the risk that the Portfolio could not close out an option or futures position when it would be most advantageous to do so and the risk of an imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument. High portfolio turnover may involve correspondingly greater brokerage and other transaction costs. The Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33-1/3% of the value of its total assets. This technique, called "leverage," may cause the Portfolio's Shares net asset value to rise or decrease faster than would otherwise be the case. These and the other investment practices set forth below and their associated risks deserve careful consideration by investors.


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                   BACKGROUND

         The Fund currently offers four classes of shares in the Portfolio -- Service, Series A Investor, Series B Investor and Institutional Shares. Service, Series A Investor, Series B Investor and Institutional Shares in the Portfolio represent equal pro-rata interests in the Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), Service Shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares. Service Shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares for other shareholder support activities provided by service organizations. See "Description of Shares" for a description of the Plan and shareholder support activities. Series A Investor Shares bear expenses under the Plan at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. Series B Investor Shares bear the expenses under the Plan at annual rates not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Description of Shares" for a description of the Plan. Institutional Shares do not bear the fees stated above applicable to the other share classes under the Plan.

         The Portfolio commenced investment operations on December 9, 1992 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On __________, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history. The Predecessor Portfolio also received investment advisory services from BlackRock.

         The financial highlights set forth certain information concerning the investment results of the Predecessor Portfolio for the fiscal years or period ended June 30, 1995, 1994 and 1993. The financial statements and notes thereto for the Predecessor Portfolio were audited by the Predecessor Portfolio's former independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information. Additional information about the performance of the Predecessor Portfolio is contained in the Predecessor Portfolio's annual report. Both the Statement of Additional Information and the Predecessor Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the years or period shown, the Predecessor Portfolio offered only one class of shares to institutional investors.

                                                                   THE CORE FIXED INCOME PORTFOLIO
                                                                   -------------------------------
                                                               YEAR              YEAR     DECEMBER 9, 1992(A)
                                                              ENDED             ENDED           THROUGH
                                                          JUNE 30, 1995     JUNE 30, 1994     JUNE 30, 1993
                                                       -------------------  -------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . . . . . .     $ 9.36          $ 10.37          $ 10.00
                                                                            --------         --------
  Net investment income (net of $.004, $.003 and
    $.001, respectively, of interest expense)(b)  . . .       0.62             0.55             0.32
  Net realized and unrealized gains
    on investments  . . . . . . . . . . . . . . . . . .       0.50            (0.60)            0.37
                                                          --------          -------          --------
Net (decrease) increase
    from investment operations  . . . . . . . . . . . .       1.12            (0.05)            0.69
                                                          --------           ------          --------
Dividends from net investment income  . . . . . . . . .      (0.62)           (0.55)           (0.32)
Distributions from net realized capital gains . . . . .      (0.01)           (0.41)
                                                          --------           ------
     Total dividends and distributions  . . . . . . . .      (0.63)           (0.96)           (0.32)
                                                          --------           ------          -------

Net asset value, end of period  . . . . . . . . . . . .   $   9.85           $ 9.36          $ 10.37
                                                          =========          =======         ========

TOTAL INVESTMENT RETURN (c) . . . . . . . . . . . . . .      11.79%           (0.69)%         6.88%
RATIOS TO AVERAGE NET ASSETS:
Expenses (b)  . . . . . . . . . . . . . . . . . . . . .       0.55%            0.55%          0.55%(d)
Net investment income (b) . . . . . . . . . . . . . . .       6.62%            5.61%          5.57% (d)


SUPPLEMENTAL DATA:
Average net assets (in thousands) . . . . . . . . . . . .       $16,247            $9,702           $6,622
Portfolio turnover  . . . . . . . . . . . . . . . . . . .          435%              722%             354%
Net assets, end of period (in thousands)  . . . . . . . .       $32,191           $12,507           $7,803

-------------------------------------------------------------------------------

(a)      Commencement of investment operations.

(b) BlackRock waived fees amounting to $56,894, $34,010 and $24,761 and reimbursed expenses amounting to $137,364, $137,179 and $0 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The Predecessor Portfolio's administrator waived fees amounting to $32,500 and $3,701 for the periods ended June 30, 1994 and June 30, 1993, respectively. For the period ended June 30, 1993, the Predecessor Portfolio's custodian and the Portfolio's transfer agent waived fees amounting to $24,272 and $17,283, respectively. If the Predecessor Portfolio had borne all expenses for the periods ended June 30, 1995, 1994 and 1993: the expense ratios would have been 1.75%, 2.65% and 2.44%, respectively; the net investment income ratios would have been 5.43%, 3.51% and 3.68%, respectively; and the net investment income on a per share basis would have been $0.51, $0.34 and $0.22, respectively.

(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)      Annualized.

         The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

INVESTMENT POLICIES

-------------------------------------------------------------------------------

         The Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management. Duration is one of the fundamental tools used by BlackRock in the selection of securities for the Portfolio. Duration is a measure of the expected life of a fixed income security on a present value basis and is indicative of a security's price "volatility" or "risk" associated with changes in interest rates. The concept of duration was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. There is no assurance that the Portfolio will achieve its targeted duration at all times. A more detailed discussion of duration is provided under "Duration" below.

         The total return that the Portfolio seeks to maximize will consist of interest from underlying securities and capital appreciation from the purchase and sale of securities, and from use of futures and options. The change in market value of fixed income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).

         The Portfolio is structured to seek to realize a total rate of return that exceeds that total return of the Lehman Brothers Aggregate Index. The duration of the Lehman Brothers Aggregate Index as of December 31, 1994 was
4.67 years. The Portfolio will invest all of its assets in a broad range of investment grade fixed income securities, including U.S. Government, Mortgage-Backed, Asset-Backed and Corporate debt securities. The duration of the Portfolio will be targeted to be in the range of plus or minus 20% around the current duration of the Lehman Brothers Aggregate Index. The Portfolio's assets (i) will be issued by the U.S. Government or its agencies or instrumentalities, (ii) will be rated BBB- or better by Standard & Poor's Rating Group, Division of McGraw Hill ("S&P") or Baa3 or better by Moody's Investor Service, Inc. ("Moody's") or (iii) will have been determined by BlackRock to be of comparable quality at the time of investment.

         For a description of the index mentioned above, see "Portfolio Benchmark" in Appendix A to this Prospectus. For purposes of enhancing liquidity and/or preserving capital, on a temporary basis, the Portfolio may invest, without limit, in money market instruments, including instruments described as follows: obligations issued by the U.S. Government, its agencies or instrumentalities; high quality commercial paper and corporate obligations, certificates of deposit, fixed time deposits and bankers' acceptances of banks that are members of the Federal Deposit Insurance Corporation and have assets greater than $1 billion; variable and floating rate debt securities and repurchase agreements. Investments in money market instruments will be limited to U.S. dollar denominated instruments that are (i) issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) rated at least A-1 or AAA by S&P and Prime-1 or Aaa by Moody's or (iii) determined by BlackRock to be of comparable quality at the time of investment. See "Corporate Bond, Mortgage-Backed Security and Commercial Paper Ratings" in Appendix B to this Prospectus.

DURATION

         Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call or prepayment features into one measure. Duration is one of the fundamental tools used by BlackRock in security selection for the Portfolio.

         Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call or prepayment provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

         Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a bond subject to call or prepayment, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income





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security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, BlackRock will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         There is no assurance that the Portfolio will achieve its targeted duration at all times. This is because the computation of duration is based on a number of estimated rather than known factors, including expected prepayment rates.

DESCRIPTION OF SECURITIES

The following describes certain types of securities in which the Portfolio may invest.

         U.S. GOVERNMENT SECURITIES

         U.S. TREASURY SECURITIES. The Portfolio will invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.





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         The Portfolio may also invest in "zero coupon" securities, including
U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons or which are certificates representing interests in such stripped debt obligations. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. In addition to those issued by the U.S. Government, such zero coupon securities may be issued by private issuers representing an interest in securities issued by the U.S. Government. Such privately issued zero coupon securities are not considered U.S. Government securities and will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Investment Policies--U.S. Government Securities" in the Statement of Additional Information and "Illiquid Securities" below.

         SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio will invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including, but not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. GNMA, FNMA and FHLMC investments by the Portfolio may also include pass-through securities, CMOs and certain other Mortgage-Backed securities. See "Mortgage-Backed Securities" below.

         MORTGAGE-BACKED SECURITIES

         Mortgage-Backed securities directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed securities, as used herein, includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed securities and other products described below.

         There are currently three basic types of Mortgage-Backed securities:
(i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by





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private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed securities without a government guarantee but usually having some form of private credit enhancement.

         MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio will invest in Mortgage-Backed securities, including those representing an undivided ownership interest in a pool of mortgages, e.g, GNMA, FNMA and FHLMC certificates. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of the Portfolio's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Investment Policies -- Mortgage-Backed Securities" in the Statement of Additional Information.

         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities which are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.

         ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage





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loan, which is repaid through future monthly payments.  If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual trenches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities.

         The Portfolio also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of





                                    -14-
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principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         The Portfolio does not intend to invest in CMO residuals. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.

         STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may also invest in mortgage pass-through securities where all or a substantial portion of the interest payments go to one class of holders ("Interest Only Securities" or "Ios") and all or a substantial portion of the principal payments go to a second class of holders ("Principal Only Securities" or "Pos"). These securities are commonly referred to as Stripped Mortgage-Backed securities or SMBS. The yields to maturity on Ios and Pos are very sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and such rate may have a material effect on yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in Ios. Conversely, if the underlying Mortgage Assets experience less than anticipated prepayments of principal, the yield on Pos could be materially adversely affected.

         In addition to SMBS issued by agencies or instrumentalities of the U.S. Government, the Portfolio may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued SMBS will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Illiquid Securities" below. The determination whether a particular U.S. Government issued SMBS is liquid will be made by BlackRock under guidelines established by the Board of Trustees.

         ASSET-BACKED SECURITIES

         The securitization techniques used to develop Mortgage-Backed securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and





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credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of assets being securitized include loans to finance boats, recreational vehicles, mobile homes and manufactured housing; computer, copier, railcar and medical equipment leases; student and commercial loans; and trade, health care and franchise receivables. In general, the collateral supporting Asset-Backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with MortgageBacked securities, Asset-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Types of Credit Enhancement" below.

         The market for certain types of Asset-Backed securities is relatively new and untested. Certain Asset-Backed securities may have a limited secondary market and may be subject to restrictions on transferability. Any Asset-Backed security that cannot be disposed of within seven days and in the usual course of business without taking a reduced price will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Illiquid Securities" below. The determination whether a particular Asset-Backed security is liquid will be made by BlackRock under guidelines established by the Board of Trustees.

         New instruments and variations of existing Mortgage-Backed securities and Asset-Backed securities continue to be developed. The Portfolio may invest in any such instruments or variations as may be developed to the extent consistent with their investment objective and policies and applicable regulatory requirements.

         Different types of Asset-Backed Securities and the assets supporting such securities may be subject to additional restrictions, and may be affected by economic, legal and other changes, unique to such securities and assets. For example, a recent legislative proposal to limit credit card interest rates had a significant adverse effect on the market for credit card receivables.

         TYPES OF CREDIT ENHANCEMENT

         Mortgage-Backed securities and Asset-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to





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the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underling assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         RISK FACTORS RELATING TO MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         The yield characteristics of Mortgage-Backed and Asset-Backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Portfolio may invest a portion of its assets in derivative Mortgage-Backed securities such as Stripped Mortgage-Backed securities, which are highly sensitive to changes in prepayment and interest rates. BlackRock will seek to manage these risks

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(and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed securities, although less likely to experience the same prepayment rates as Mortgage-Backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-Backed securities and Asset-Backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         Asset-Backed securities present certain risks that are not presented by Mortgage-Backed securities. Primarily, Asset-Backed securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of Asset-Backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would require an interest superior to that of the holders of the related Asset-Backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of Asset-Backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Different types of Asset-Backed securities and the assets supporting such securities may be subject to additional restrictions, and may be affected by economic, legal and other changes, unique to such securities and assets. For example, a recent legislative proposal to limit credit card interest rates had a significant adverse effect on the market for credit card receivables.

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         CORPORATE DEBT SECURITIES

         Corporate debt securities include securities issued by corporations and other entities, including bonds and debentures (which are long-term), notes (which may be short- or long-term), certificates of deposit (unsecured borrowings by banks), bankers' acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities may have adjustable or fixed rates of interest and may be secured or unsecured by assets of the issuer or another party. Adjustable rate corporate debt securities may have interest rate caps and floors but such corporate debt securities are not subject to prepayment risk other than through contractual call provisions, which generally impose a penalty for prepayment during all or a portion of the period such securities are outstanding. Fixed rate debt securities may also be subject to call provisions. Corporate debt securities are subject to the bankruptcy risk of the issuer. The Portfolio believes that the high quality securities it purchases will tend to reduce such risks. The Portfolio may purchase corporate debt securities rated at the time of investment no lower than BBB- by S&P or Baa3 by Moody's. The rating of a corporate debt security may change over time, as S&P and Moody's monitor and evaluate the ratings assigned to corporate debt securities on an ongoing basis. As a result, corporate debt securities held by the Portfolio could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time that they are owned by the Portfolio. If a security owned by the Portfolio is downgraded below either BBB- by S&P or Baa3 by Moody's, BlackRock will monitor such security and determine whether to sell it based on the factors it considers relevant such as size of the investment, whether a loss or gain will result, relative risk to the Portfolio, depth of the trading market or any other relevant factors. The Portfolio expects that under normal market conditions no more than 5%, if any, of the Portfolio's assets will consist of securities whose ratings have been downgraded below BBB- by S&P or Baa3 by Moody's. The Portfolio will consider whether to retain or dispose of a bond whose rating drops below the minimum ratings applicable to the Portfolio. The Portfolio is not restricted in the amount it may invest in any of the securities described in this section.

         FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

         The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible

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swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.

         Floating rate securities pay interest according to a coupon which is reset periodically. This reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

         Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. The Portfolio does not intend to invest more than 10% of its total assets in inverse floating rate securities.

         Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

         ILLIQUID SECURITIES

         The Portfolio may invest up to 15% of its net assets in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market or other illiquid securities. Illiquid securities include restricted securities of corporate and other issuers, privately stripped securities, repurchase agreements having maturities of more than seven days, and certain hedging instruments. Such securities may experience limitations on resale that may have an adverse effect on the marketability of portfolio securities. A mutual fund may not be able to dispose of illiquid securities promptly or at reasonable prices. The Board of Trustees has adopted procedures pursuant to the guidelines of the SEC that permits BlackRock to determine whether restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 are liquid for purposes of this limitation. Nevertheless, Rule 144A securities may be subject to a greater possibility of becoming illiquid than registered securities due to changing market or other factors. Portfolio purchases may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities. See "Investment Policies-Illiquid Securities" in the Statement of Additional Information.

OTHER INVESTMENT STRATEGIES

         HEDGING

         The Portfolio may enter into various interest rate transactions, purchase and sell futures contracts and purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Portfolio's securities resulting from trends in the debt securities markets, to protect the Portfolio's unrealized gains on its securities, to facilitate the sale of such securities, to manage the duration of the Portfolio, to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time, and there is no particular strategy that requires use of one technique rather than another. Use of any Hedging Transaction is a function of market conditions. The ability of the Portfolio to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured. The Hedging Transactions that the Portfolios may use are described below.

         INTEREST RATE TRANSACTIONS. Among the Hedging Transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio, as a duration management technique or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment.

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index





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
falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. See "Investment Policies--Other Investment Strategies--Interest Rate Transactions" in the Statement of Additional Information.

         FUTURES CONTRACTS. In connection with hedging and other risk management strategies, the Portfolio may enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, and other financial indices, to hedge the value of its portfolio securities that might result from a change in interest rates. The Portfolio will engage in such transactions only for bona fide hedging, risk management, duration management and other portfolio management purposes, in each case, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

         CALLS ON SECURITIES AND FUTURES CONTRACTS. In order to reduce fluctuations in net asset value, the Portfolio may sell or purchase call options (calls) on U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments and related futures on such securities. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security or futures contract at the exercise price at any time or at a specified time during the option period. The purchase of a call gives the Portfolio the right to buy a security at a fixed price. A call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Portfolio to hold a security, which it might otherwise have sold. All such calls sold by the Portfolio must be "covered" as long as the call is outstanding (i.e., the Portfolio must segregate the securities or futures contract subject to the call or other liquid assets).

         PUTS ON SECURITIES AND FUTURES CONTRACTS. The Portfolio may purchase put options (puts) that relate to U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio) or futures on such securities. The Portfolio may also sell puts on U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments and related futures on such securities if the Portfolio's contingent obligations on such puts are covered by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Portfolio will not sell puts if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the

Portfolio may be required to buy the underlying security, at a disadvantageous price.

         EURODOLLAR INSTRUMENTS. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options thereon described under "Futures Contracts," "Calls on Securities and Futures Contracts" and "Puts on Securities and Futures Contracts" above.

         FURTHER INFORMATION ON HEDGING TRANSACTIONS. Appendix C and the Statement of Additional Information under "Investment Objectives and Policies-Other Investment Strategies-Options and Futures Transactions" contains further information about the characteristics, risks and possible benefits of Hedging Transactions and the Portfolio's other policies and limitations relating to investments in futures and options. The principal risks relating to the use of futures, options and other Hedging Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Portfolio; (b) possible lack of a liquid secondary market for closing out a position, (c) losses resulting from interest rate or currency exchange movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements.

         BORROWING

         The Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its total assets (computed at the time the loan is made) to take advantage of investment opportunities. See "Reverse Repurchase Agreements and Dollar Rolls" below.
The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the

Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is a speculative characteristic known as "leverage." The Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

         The Portfolio may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these assets.

         The Portfolio may also enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Portfolio will establish a segregated account with the custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations at least equal in value to its obligations in respect to reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In addition, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

         Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" above.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

         From time to time, the Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities purchased are subject to market fluctuation and no interest accrues to the Portfolio during this period. While the Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery, the value of the securities may be more or less than the purchase price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of a Portfolio's net asset value. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to at least 102% of the value of the when-issued or forward commitment securities will be established and maintained with the custodian. Subject to this requirement, the Portfolio may purchase securities on such basis without limit.

         SHORT SALES

         The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," the Portfolio foregoes an opportunity for capital appreciation in the security.

         REPURCHASE AGREEMENTS

         The Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending, and which typically involve the acquisition of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The repurchase agreement will at all times be fully collateralized by the institution in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. The collateral will be maintained in a segregated account and will be valued daily. As the value of the collateral declines, the seller will deposit additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines or, in some cases, if the seller fails financially, the Portfolio may incur a loss. See "Investment Policies-Other Investment Strategies-Repurchase Agreements" in the Statement of Additional Information.

         LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Portfolio may lend up to 33 1/3% of its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to certain notice provisions), and are at all times secured by cash or U.S. Government securities which are at least equal to the market value, determined daily, of the loaned securities. The Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the loan or on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Portfolio may incur a loss, however, if the seller defaults and the value of the loaned securities exceeds the value of the collateral or, in some cases, if the borrower fails financially. See "Investment Policies-Other Investment Strategies-Securities Lending" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Statement of Additional Information contains, under the heading "Additional Investment Limitations," specific enumerated investment restrictions which govern the investments of the Portfolio. The investment objective and all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without stockholder approval.

         The fundamental restrictions applicable to the Portfolio include (i) a prohibition on purchasing any security (other than a U.S. Government security) if as a result (a) with respect to 75% of its total assets, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or

(b) 25% or more of the Portfolio's total assets would be invested in the securities of issuers in a particular industry, and (ii) a prohibition on purchasing more than 10% of all outstanding voting securities of any one issuer.

PORTFOLIO TURNOVER

         The Portfolio has no fixed policy with respect to portfolio turnover. The Portfolio does not expect to trade in securities for short-term gain. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. While the Portfolio will pay commissions in connection with its options and futures transactions, the other securities in which the Portfolio invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. BlackRock will monitor the tax status of the Portfolio under the Internal Revenue Code during any period in which the annual turnover rate of the Portfolio exceeds 100%. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Portfolio's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. See "Portfolio Transactions" in the Statement of Additional Information.

MANAGEMENT

-------------------------------------------------------------------------------

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISER

         PAMG was organized in 1995 to perform advisory services for investment companies. BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995, BlackRock Financial Management L.P. sold its business to PNC Bank, National Association ("PNC Bank"). The principal business address of PAMG is 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103. The principal business address of BlackRock is 345 Park Avenue, New York, New York 10154.

         As adviser, PAMG is responsible for the overall investment management of the Portfolio. The sub-adviser, BlackRock, is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

         Scott Amero is the person primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Amero has managed the Portfolio and the Predecessor Portfolio since their inception and has been employed by BlackRock as a portfolio manager since 1990. Prior to joining BlackRock in 1990, Mr. Amero was a Vice-President in Fixed Income Research at The First Boston Corporation.

         For the services provided and expenses assumed by it, PAMG is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of 0.50% of the first $1 billion of the average daily net assets of the Portfolio, plus 0.45% of the next $1 billion of the Portfolio's average daily net assets, plus 0.425% of the next $1 billion of the Portfolio's average daily net assets, plus 0.40% of the Portfolio's average daily net assets in excess of $3 billion. The Predecessor Portfolio bore advisory fees during its most recent fiscal year pursuant to the investment advisory agreement then in effect with BlackRock at the effective annual rate of .30% of its average daily net assets. From time to time, PAMG may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. See "Introduction--Expense Table."

         For its sub-advisory services, BlackRock is entitled to receive from PAMG a fee, computed daily and payable monthly, at an annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. Such sub-advisory fee has no effect on the advisory fee payable by the Portfolio to PAMG. BlackRock may, from time to time, waive all or any portion of its sub-advisory fee for the Portfolio.

ADMINISTRATORS

         PMFCO, whose principal business address is 345 Park Avenue, New York, New York 10154, PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PMFCO and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCO is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time, the Administrators may waive all or any portion of the administration fees for the Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.


                           -------------------------

                             SHAREHOLDER SERVICING

         The Fund intends to enter into service agreements with Institutions (including PNC Bank, PNC Bank Ohio and their affiliates) pursuant to which Institutions will render certain support services to Customers who are the beneficial owners of Service Shares. Such services will be provided to Customers who are the beneficial owners of Service Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their Customers, Institutions may provide one or more of the following services to such Customers: processing purchase and redemption requests from Customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of Customers; providing sub-accounting with respect to Service Shares beneficially owned by Customers or the information necessary for sub-accounting; and other similar services.
In consideration for payment of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their Customers, Institutions may provide one or more of these additional services to such Customers: responding to Customer inquiries relating to the services performed by the Institution and to Customer inquiries concerning their investments in Service Shares; providing information periodically to Customers showing their positions in Service Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions. These fees are not paid to Institutions with respect to other classes of shares of the Portfolio ("Series A Investor Shares," "Series B Investor Shares" and "Institutional Shares"). See "Description of Shares."


                           -------------------------

                                    EXPENSES

         Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, servicing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by PIMC or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio will be borne solely by such Shares.

         If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, BlackRock and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example," "Management--Adviser and Sub-Adviser" and "Management--Administrators" for discussions of expense reimbursements and fee waivers.

                             PORTFOLIO TRANSACTIONS

         The Portfolio's sub-adviser will seek the best price and execution in placing brokerage transactions. In this regard, the sub-adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

                                  BANKING LAWS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such company as agent for and upon the order of customers. PNC Bank, PAMG, BlackRock, PMFCO, PFPC and Institutions that are banks or bank affiliates, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Service Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Service Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.

PURCHASE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

DISTRIBUTOR

         Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Provident Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Adviser to pay a fee to the Distributor, which in turn is authorized to make payments to securities dealers with which the Distributor may enter into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the Plan to compensate institutions who perform support services that would otherwise be performed by an Administrator or its agents. The purpose of the Plan is to promote distribution of the Fund's shares and to enhance the provision of shareholder services. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares over and above its investment advisory fee; the Plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution related and shareholder servicing activities. See "Investment Advisory, Administration, Distribution and Servicing Arrangements."

PURCHASE OF SHARES

         Shares are offered without a sales load on a continuous basis to Institutions acting on behalf of their Customers. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. All Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account. Confirmations of Share purchases and redemptions will be sent to the Institutions. Beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their Customers. Investors wishing to purchase Shares should contact their Institutions.

         Service Shares are sold at the net asset value of the Service Shares of the Portfolios next computed after an order is received by PFPC. Shares may be purchased by Institutions on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced at the net asset value per share on the following Business Day. The Fund may in its discretion reject any order for Shares.

         Payment for Service Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. The minimum initial investment by an Institution is $5,000; however, Institutions may set a higher minimum for their Customers. There is no minimum subsequent investment requirement.

         Conflict of interest restrictions may apply to an Institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Service Shares. See also "Management--Shareholder Servicing."

REDEMPTION OF SHARES

         A Customer may redeem all or part of his Service Shares in accordance with the instructions and limitations pertaining to his account at an Institution. These procedures will vary according to the type of account and the Institution involved, and Customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their Customers' accounts with the redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

         Institutions may transmit redemption orders to PFPC by telephone at
(800) 441-7379. Shares are redeemed at the net asset value per share of the Service Shares of the Portfolio next determined after PFPC's receipt of the redemption order. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE

FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR BANK).

         Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge Customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by Customers from their Institution.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

         A shareholder of record may be required to redeem Shares in the Portfolio if the balance in such shareholder's account in the Portfolio drops below $5,000 as the result of a redemption request and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a Customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the Customer may be obligated to redeem all or part of his Shares in the Portfolio to the extent necessary to maintain the minimum balance required.

         The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and

Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

         It is the responsibility of the Institutions to provide their Customers with account statements with respect to Share transactions made for accounts maintained at the Institutions.


NET ASSET VALUE

-------------------------------------------------------------------------------

         The net asset value for the Service Shares of the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern
Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to its Service Shares, subtracting the liabilities allocable to its Shares and dividing by the total number of Shares outstanding. The net asset value per Service Share of the Portfolio is determined independently of the Portfolio's other classes and independently of the Fund's other portfolios.

         Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

         The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

-------------------------------------------------------------------------------

         The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Service Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless an Institution elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily as a dividend to investors who are Shareholders of the Portfolio at, and whose payment for Share purchases are available to the Portfolio in Federal funds by, the close of business on the day of declaration. All such dividends are paid within ten days after the end of each month and within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.


TAXES

-------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

         An investor considering buying shares of the Portfolio on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

         A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.


DESCRIPTION OF SHARES

-------------------------------------------------------------------------------

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 109 classes (22 classes of "Series B Investor Shares" and 29 classes each of "Institutional Shares," "Service Shares" and "Series A Investor Shares") representing interests in the Fund's investment portfolios. This Prospectus describes the Core Fixed Income Portfolio, which is classified as a diversified company under the 1940 Act.
For information regarding other portfolios of the Fund, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

         Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the portfolio and is entitled to such dividends and distributions earned on the portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. Under Massachusetts law, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         Holders of the Portfolio's Service Shares bear the fees described in the prospectus for such shares that will be paid under the Fund's Plan. Payments under the Plan will cover support services provided to beneficial owners of Service Shares by certain institutions. Such services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, institutions may provide one or more of the following services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of a service fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the institution and to customer inquiries concerning their investments in Service Shares; providing information periodically to customers showing their positions in Service Shares; and other similar shareholder liaison services. Similarly, holders of the Portfolio's Series A Investor Shares and Series B Investor Shares (collectively, "Investor Shares") bear the payments described in the prospectus for such shares that are paid under the Plan. Under the Plan, the Distributor is entitled to payments by the Portfolio for: (i) promotional activities in connection with advertising and marketing Investor Shares; and
(ii) payments to broker/dealers ("Service Organizations") for distribution assistance such as advertising and marketing of Investor Shares. In addition, payments under the Plan will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker/dealers who sell Series B Investor Shares. Service Organizations may also provide support services such as establishing and maintaining accounts and records relating to shareholders of Investor Shares for whom the Service Organizations are the dealer of record or holder of record for shareholders with whom the Service Organizations have a servicing relationship. The Plan provides for payments at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. The Plan provides for payments at an annual rate not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. As a result of these different fees, the net asset value and the net yields on the Fund's Institutional Shares will generally be higher than those on the Fund's Service Shares, the net asset value and the net yields on the Fund's Service Shares will generally be higher than those on the Fund's Series A Investor Shares, and the net asset value and the net yields on the Fund's Series A Investor Shares will generally be higher than those on the Fund's Series B Investor Shares if payments by the Portfolio under the Plan are made at the maximum rates. Standardized total return and yield quotations will be computed separately for each class of Shares. Series A and Series B Investor Shares are exchangeable at the option of the holder for Series A and Series B Investor Shares, respectively, in the Fund's other investment portfolios. Series B Investor Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. Series A Investor Shares of the Portfolio are offered to the public at the net asset value per share plus a maximum sales charge of 4.50% of the offering price on single purchases of less than $50,000; the sales charge is reduced on a graduated scale on single purchases of $50,000 or more and certain exemptions from the sales charge may apply. The sales charge does not apply to exchanges of Series A Investor Shares of the Portfolio. Series B Investor Shares are subject to a maximum contingent deferred sales charge of 5.0%. The deferred sales charge decreases over time. Series B Investor Shares may be exchanged for Series B Investor Shares of another investment portfolio of the Fund without the payment of any deferred sales charge at the time the exchange is made. Because Service Shares and Institutional Shares are sold without a sales charge, holders of Service Shares and Institutional Shares have no such exchange privileges.

         On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

OTHER INFORMATION

-------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).

PERFORMANCE INFORMATION

         From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to Institutions. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

         The yield of Shares of the Portfolio are computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

         Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman Brothers Aggregate Index, the T-Bill Index and the "stocks, bonds and inflation Index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine,

Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

         Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Service Organizations directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                   APPENDIX A

                              PORTFOLIO BENCHMARK

         LEHMAN BROTHERS AGGREGATE INDEX. The Lehman Brothers Aggregate Index is made up of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index and is intended to be representative of the investment grade, publicly issued, fixed-rate, U.S. fixed income market. These indices include fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch Investor's Service. All issues have at least one year to maturity and an outstanding par value of $100 million for U.S. Government issues and $50 million for all others. The Lehman Brothers Government/Corporate Bond Index includes the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index. The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, U.S. Government agencies and quasi-governmental corporations, and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt, as well as Yankee bonds which are dollar denominated, Securities and Exchange Commission registered, public, non-convertible debt obligations issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. The Lehman Brothers Mortgage-Backed Securities Index is comprised of all fixed-rate securities backed by mortgage pools of the GNMA, FNMA and FHLMC. Graduated Payment Mortgages ("GPMs") are included, but Graduated Equity Mortgages ("GEMs") are not. The Lehman Brothers Asset-Backed Securities Index includes all publicly issued, non-callable fixed-rate asset-backed securities (excluding subordinated trenches) backed by automobile, credit card and fixed-rate home equity loans. At December 31, 1994, the Aggregate Index was comprised of 4,854 issues with a market value of $3.9 trillion. It had a duration of 4.67 years as of that date. On a market value basis, the Government, Corporate, Mortgage-Backed and Asset-Backed Indices accounted for 53.85%, 16.03%, 28.89% and 1.23% of the Aggregate Index, respectively.

                                   APPENDIX B

                    CORPORATE BOND, MORTGAGE-BACKED SECURITY
                          AND COMMERCIAL PAPER RATINGS

CORPORATE BONDS AND MORTGAGE-BACKED SECURITIES

         MOODY'S. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated Baa by Moody's are considered by Moody's to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Baa bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         S&P. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and repay principal and differ only in a small degree from issues rated AAA. Bonds rated AAA have the highest rating assigned by S&P, and the capacity to pay interest and repay principal is extremely strong. Bonds rated A by S&P have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         The process of determining ratings for Mortgage-Backed securities by Moody's and S&P includes consideration of the credit quality of the underlying collateral, including any credit support providers, structural and legal aspects associated with the securities, and the likelihood that the payment stream on the mortgage pool is adequate to make payments that investors are entitled to under the securities. Neither of such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor does it address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

COMMERCIAL PAPER

         MOODY'S. Moody's employs the Prime rating for investment grade senior short-term debt obligations. Issuers within the Prime category are given ratings 1, 2 or 3, depending on the relative strengths of certain factors. Issuers rated Prime-1, the highest category, have a superior ability for repayment which will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

         S&P. Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1, the highest category, have a strong degree of safety regarding timely payment.

                                   APPENDIX C

           GENERAL CHARACTERISTICS AND RISKS OF HEDGING TRANSACTIONS

PUT AND CALL OPTIONS

         A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security would generally be designed to protect the Portfolio's holdings in a security against a substantial decline in market value. A call option gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would generally be intended to protect the Portfolio against an increase in the price of a security that it intended to purchase in the future. The Portfolio may also write put and call options. The premium that the Portfolio receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. The Portfolio is authorized to purchase exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

         The Portfolio's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreements with the Portfolios. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolio will engage in OTC Option transactions only with primary United States government securities dealers recognized by the Federal Reserve Bank in New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that will not be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

         The Portfolio may purchase and sell exchange-traded financial futures contracts or purchase and sell put and call options of such futures as a hedge against anticipated interest rate or currency changes. The sale of a futures contract creates an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Typically, investment in futures contracts requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract (but may be higher in some circumstances) and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Investment in options involves payment of a premium for the option without any further obligation on the part of the Portfolio. Accordingly, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Transactions may be settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         The Portfolio will not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of its annual deposits and premiums on open contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
Also, assets consisting of cash, U.S. Government securities or other liquid high-grade debt obligations will be segregated with the custodian and marked to market in an amount equal to the market value of the contract.

GENERAL RISKS OF HEDGING TRANSACTIONS

         Hedging Transactions present certain additional risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's position. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. Losses due to Hedging Transactions will reduce net asset value. The ability of the Portfolio to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured. The Portfolio's ability to enter into Hedging Transactions may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

                                                                                                     The Core Fixed
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR                                       Income
 MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS                                                        Portfolio
 PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION
 INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING
 MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS
 MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS
 DISTRIBUTOR.  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE                                   Service
 FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH                                            Class
 OFFERING MAY NOT LAWFULLY BE MADE.


                          -------------------                            Prospectus

                           TABLE OF CONTENTS

                                                                  Page
                                                                  ----
 Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . .                          , 1995
 Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . .            --------------
 Investment Policies . . . . . . . . . . . . . . . . . . . . . . . .
 Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Purchase and Redemption Shares  . . . . . . . . . . . . . . . . . .
 Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . .
 Dividends and Distributions . . . . . . . . . . . . . . . . . . . .
 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Description of Shares . . . . . . . . . . . . . . . . . . . . . . .
 Other Information . . . . . . . . . . . . . . . . . . . . . . . . .

 INVESTMENT ADVISER
 PNC Asset Management Group, Inc.
 Philadelphia, Pennsylvania

 SUB-ADVISER
 BlackRock Financial Management Inc.
 New York, New York

 CO-ADMINISTRATOR
 PNC Mutual Fund Company
 New York, New York

 CO-ADMINISTRATOR AND TRANSFER AGENT
 PFPC Inc.
 Wilmington, Delaware

 CO-ADMINISTRATOR AND DISTRIBUTOR
 Provident Distributors, Inc.
 Radnor, Pennsylvania

 COUNSEL
 Drinker Biddle & Reath
 Philadelphia, Pennsylvania

 INDEPENDENT ACCOUNTANTS
 Coopers & Lybrand, L.L.P.
 Philadelphia, Pennsylvania

                                THE PNC(R) FUND
           (INSTITUTIONAL SHARES OF THE CORE FIXED INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET


FORM N-1A ITEM       LOCATION
--------------       --------

       PART A PROSPECTUS
1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Table

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          Financial Highlights

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; Investment
                                                                                     Policies;
                                                                                     Description of
                                                                                     Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Management

5A.      Management's Discussion of Fund Performance  . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          Cover Page; Dividends
                                                                                     and Distributions;
                                                                                     Description of
                                                                                     Shares

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares;
                                                                                     Dividends and Distributions
                                                                                     Net Asset Value

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares -
                                                                                     Redemption of
                                                                                     Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . .          Inapplicable

                        THE CORE FIXED INCOME PORTFOLIO
                              INSTITUTIONAL CLASS


         The PNC(R) Fund (the "Fund") consists of 30 investment portfolios. This Prospectus relates to shares ("Institutional Shares" or "Shares") representing interests in the Core Fixed Income Portfolio (the "Portfolio"). The Portfolio seeks to realize a total rate of return that exceeds the total return of the Lehman Brothers Aggregate Index consistent with preservation of capital and prudent investment management. It pursues this objective by investing all of its assets in a broad range of investment grade fixed income securities, including U.S. Government, Mortgage-Backed, Asset-Backed and Corporate debt securities.

         Institutional Shares of the Portfolio ("Shares") are sold at net asset value to institutional investors ("Institutions").

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information currently dated ____________, 1995 has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

PROSPECTUS                                                                , 1995
                                                               -----------

INTRODUCTION

-------------------------------------------------------------------------------

         The Fund is an open-end management investment company which has registered shares in 30 investment portfolios, of which only the Portfolio is described in this Prospectus.

PORTFOLIO MANAGEMENT

         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management Inc. ("BlackRock") serves as sub-adviser to the Portfolio. The investment adviser and sub-adviser are indirect wholly-owned subsidiaries of PNC Bank Corp.

THE ADMINISTRATORS

         PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators (collectively, the "Administrators").

THE DISTRIBUTOR

         Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

ANNUAL OPERATING EXPENSES FOR INSTITUTIONAL SHARES AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS AS A PERCENTAGE OF DAILY NET ASSETS

Advisory fees(1)  . . . . . . . . . . . . . . . . . .                    0.30%
Other operating
 expenses . . . . . . . . . . . . . . . . . . . . . .                    0.25%
                                                                         -----
Total operating expenses .  . . . . . . . . . . . . .                    0.55%
                                                                         =====

---------------
(1) Advisory fees are net of waivers of .20% for the Portfolio. In addition, the expense table reflects reimbursements made to the Portfolio by the Adviser and fee waivers by the Administrators.
         PAMG and the Administrators are under no obligation to waive or continue waiving such fees or reimbursing such expenses, but have informed the Fund that they expect to waive or continue waiving such fees and reimbursing such expenses during the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the level set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Portfolio's current fiscal year.


EXAMPLE

         An investor in Institutional Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                                                           FIVE        TEN
                                                          ONE YEAR      THREE YEARS        YEARS      YEARS
                                                          --------      -----------        -----      -----
Core Fixed Income Portfolio . . . . . . . . . . .            $6             $18             $31        $69

         The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated annual operating expenses. Investors bear these expenses either directly or indirectly. The information in the table for the Portfolio has been restated based on the advisory and administration fees and other expenses payable after fee waivers for the current fiscal year ending September 30, 1996. Total operating expenses would have been 0.83% for the Portfolio's Institutional Shares without such fee waivers and reimbursements. See Footnote 1 to the Expense Table, "Financial Highlights--Background," "Management," "Purchase and Redemption of Shares" and "Description of Shares" for a more complete description of shareholder transaction expenses and operating expenses.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CERTAIN RISK FACTORS TO CONSIDER

         An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The following are some of these risks. As with all fixed income securities, the market values of the Portfolio's assets, and as such the net asset value of the Portfolio's shares will fluctuate with changes in prevailing interest rates. While principal and interest payments on some securities may be guaranteed by the U.S. Government, government agencies or other guarantors, the market value of the securities is not guaranteed. Events such as prepayments on underlying mortgage loans may adversely affect the return from Mortgage-Backed securities. The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its obligation to repurchase the security which is the subject of the transaction. The Portfolio may use futures, options, and options on futures for hedging or duration management purposes. Use of these instruments involves certain costs and risks including the risk that the Portfolio could not close out an option or futures position when it would be most advantageous to do so and the risk of an imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument. High portfolio turnover may involve correspondingly greater brokerage and other transaction costs. The Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33-1/3% of the value of its total assets. This technique, called "leverage", may cause the Portfolio's Shares net asset value to rise faster or decrease faster than would otherwise be the case. These and the other investment practices set forth below and their associated risks deserve careful consideration by investors.


FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

                                   BACKGROUND

         The Fund currently offers four classes of shares in the Portfolio -- Service, Series A Investor, Series B Investor and Institutional Shares. Service, Series A Investor, Series B Investor and Institutional Shares in the Portfolio represent equal pro-rata interests in the Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), Service Shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares. Service Shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares for other shareholder support activities provided by service organizations. See "Description of Shares" for a description of the Plan and shareholder support activities. Series A Investor Shares bear expenses under the Plan at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. Series B Investor Shares bear the expenses under the Plan at annual rates not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Description of Shares" for a description of the Plan. Institutional Shares do not bear the fees stated above applicable to the other share classes under the Plan.

         The Portfolio commenced operations on December 9, 1992 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On __________, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history. The Predecessor Portfolio also received investment advisory services from BlackRock.

        The financial highlights set forth certain information concerning the investment results of the Predecessor Portfolio for the fiscal years or period ended June 30, 1995, 1994 and 1993. The financial statements and notes thereto for the Predecessor Portfolio were audited by the Predecessor Portfolio's former independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information. Additional information about the performance of the Predecessor Portfolio is contained in the Predecessor Portfolio's annual report. Both the Statement of Additional Information and the Predecessor Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the years or period shown, the Predecessor Portfolio offered only one class of shares to institutional investors.

                                                                   THE CORE FIXED INCOME PORTFOLIO
                                                                   -------------------------------
                                                               YEAR              YEAR     DECEMBER 9, 1992(A)
                                                              ENDED             ENDED           THROUGH
                                                          JUNE 30, 1995     JUNE 30, 1994     JUNE 30, 1993
                                                       -------------------  -------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . . . . . .    $ 9.36           $ 10.37          $ 10.00
                                                                            --------         --------
  Net investment income (net of $.004, $.003 and
    $.001, respectively, of interest expense)(b)  . . .      0.62              0.55             0.32
  Net realized and unrealized gains
    on investments  . . . . . . . . . . . . . . . . . .      0.50             (0.60)            0.37
                                                          --------          -------          --------
Net (decrease) increase
    from investment operations  . . . . . . . . . . . .      1.12             (0.05)            0.69
                                                           ------           -------          --------
Dividends from net investment income  . . . . . . . . .     (0.62)            (0.55)           (0.32)
Distributions from net realized capital gains . . . . .     (0.01)            (0.41)
                                                          -------            ------
     Total dividends and distributions  . . . . . . . .     (0.63)            (0.96)           (0.32)
                                                          -------           -------          -------

Net asset value, end of period  . . . . . . . . . . . .   $  9.85           $  9.36          $ 10.37
                                                          ========          ========         ========

TOTAL INVESTMENT RETURN (c) . . . . . . . . . . . . . .    11.79%             (0.69)%         6.88%
RATIOS TO AVERAGE NET ASSETS:
Expenses (b)  . . . . . . . . . . . . . . . . . . . . .     0.55%            0.55%          0.55%(d)
Net investment income (b) . . . . . . . . . . . . . . .     6.62%               5.61%         5.57% (d)


SUPPLEMENTAL DATA:
Average net assets (in thousands) . . . . . . . . . . . .       $16,247            $9,702           $6,622
Portfolio turnover  . . . . . . . . . . . . . . . . . . .          435%              722%             354%
Net assets, end of period (in thousands)  . . . . . . . .       $32,191           $12,507           $7,803

-------------------------------------------------------------------------------

(a)      Commencement of investment operations.
(b) BlackRock waived fees amounting to $56,894, $34,010 and $24,761 and reimbursed expenses amounting to $137,364, $137,179 and $0 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The Predecessor Portfolio's administrator waived fees amounting to $32,500 and $3,701 for the periods ended June 30, 1994 and June 30, 1993, respectively. For the period ended June 30, 1993, the Predecessor Portfolio's custodian and the Portfolio's transfer agent waived fees amounting to $24,272 and $17,283, respectively. If the Predecessor Portfolio had borne all expenses for the periods ended June 30, 1995, 1994 and 1993: the expense ratios would have been 1.75%, 2.65% and 2.44%, respectively; the net investment income ratios would have been 5.43%, 3.51% and 3.68%, respectively; and the net investment income on a per share basis would have been $0.51, $0.34 and $0.22, respectively.

(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)      Annualized.

         The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

INVESTMENT POLICIES

--------------------------------------------------------------------------------

         The Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management. Duration is one of the fundamental tools used by BlackRock in the selection of securities for the Portfolio. Duration is a measure of the expected life of a fixed income security on a present value basis and is indicative of a security's price "volatility" or "risk" associated with changes in interest rates. The concept of duration was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. There is no assurance that the Portfolio will achieve its targeted duration at all times. A more detailed discussion of duration is provided under "Duration" below.

         The total return that the Portfolio seeks to maximize will consist of interest from underlying securities and capital appreciation from the purchase and sale of securities, and from use of futures and options. The change in market value of fixed income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).

         The Portfolio is structured to seek to realize a total rate of return that exceeds that total return of the Lehman Brothers Aggregate Index. The duration of the Lehman Brothers Aggregate Index as of December 31, 1994 was
4.67 years. The Portfolio will invest all of its assets in a broad range of investment grade fixed income securities, including U.S. Government, Mortgage-Backed, Asset-Backed and Corporate debt securities. The duration of the Portfolio will be targeted to be in the range of plus or minus 20% around the current duration of the Lehman Brothers Aggregate Index. The Portfolio's assets (i) will be issued by the U.S. Government or its agencies or instrumentalities, (ii) will be rated BBB- or better by Standard & Poor's Rating Group, Division of McGraw Hill ("S&P") or Baa3 or better by Moody's Investor Service, Inc. ("Moody's") or (iii) will have been determined by BlackRock to be of comparable quality at the time of investment.

         For a description of the index mentioned above, see "Portfolio Benchmark" in Appendix A to this Prospectus. For purposes of enhancing liquidity and/or preserving capital, on a temporary basis, the Portfolio may invest without limit in money market instruments, including instruments described as follows: obligations issued by the U.S. Government, its agencies or instrumentalities; high quality commercial paper and corporate obligations, certificates of deposit, fixed time deposits and bankers' acceptances of banks that are members of the Federal Deposit Insurance Corporation and have assets greater than $1 billion; variable and floating rate debt securities and repurchase agreements. Investments in money market instruments will be limited to U.S. dollar denominated instruments that are (i) issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) rated at least A-1 or AAA by S&P and Prime-1 or Aaa by Moody's or (iii) determined by BlackRock to be of comparable quality at the time of investment. See "Corporate Bond, Mortgage-Backed Security and Commercial Paper Ratings" in Appendix B to this Prospectus.

DURATION

         Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call or prepayment features into one measure. Duration is one of the fundamental tools used by BlackRock in security selection for the Portfolio.

         Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call or prepayment provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

         Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a bond subject to call or prepayment, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, BlackRock will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         There is no assurance that the Portfolio will achieve its targeted duration at all times. This is because the computation of duration is based on a number of estimated rather than known factors, including expected prepayment rates.

DESCRIPTION OF SECURITIES

The following describes certain types of securities in which the Portfolio may invest.

         U.S. GOVERNMENT SECURITIES

         U.S. TREASURY SECURITIES. The Portfolio will invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

         The Portfolio may also invest in "zero coupon" securities, including U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons or which are certificates representing interests in such stripped debt obligations. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. In addition to those issued by the U.S. Government, such zero coupon securities may be issued by private issuers representing an interest in securities issued by the U.S. Government. Such privately issued zero coupon securities are not considered U.S. Government securities and will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Investment Policies--U.S. Government Securities" in the Statement of Additional Information and "Illiquid Securities" below.

         SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio will invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including, but not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. GNMA, FNMA and FHLMC investments by the Portfolio may also include pass-through securities, CMOs and certain other Mortgage-Backed securities. See "Mortgage-Backed Securities" below.

         MORTGAGE-BACKED SECURITIES

         Mortgage-Backed securities directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed securities, as used herein, includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed securities and other products described below.

         There are currently three basic types of Mortgage-Backed securities:
(i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed securities without a government guarantee but usually having some form of private credit enhancement.

         MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio will invest in Mortgage-Backed securities, including those representing an undivided ownership interest in a pool of mortgages, e.g, GNMA, FNMA and FHLMC certificates. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of the Portfolio's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Investment Policies -- Mortgage-Backed Securities" in the Statement of Additional Information.

         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities which are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.

         ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage

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loan, which is repaid through future monthly payments.  If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual trenches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities.

         The Portfolio also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         The Portfolio does not intend to invest in CMO residuals. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.

         STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may also invest in mortgage pass-through securities where all or a substantial portion of the interest payments go to one class of holders ("Interest Only Securities" or "Ios") and all or a substantial portion of the principal payments go to a second class of holders ("Principal Only Securities" or "Pos"). These securities are commonly referred to as Stripped Mortgage-Backed securities or SMBS. The yields to maturity on Ios and Pos are very sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and such rate may have a material effect on yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in Ios. Conversely, if the underlying Mortgage Assets experience less than anticipated prepayments of principal, the yield on Pos could be materially adversely affected.

         In addition to SMBS issued by agencies or instrumentalities of the U.S. Government, the Portfolio may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued SMBS will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Illiquid Securities" below. The determination whether a particular U.S. Government issued SMBS is liquid will be made by BlackRock under guidelines established by the Board of Trustees.

         ASSET-BACKED SECURITIES

         The securitization techniques used to develop Mortgage-Backed securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of assets being securitized include loans to finance boats, recreational vehicles, mobile homes and manufactured housing; computer, copier, railcar and medical equipment leases; student and commercial loans; and trade, health care and franchise receivables. In general, the collateral supporting Asset-Backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with MortgageBacked securities, Asset-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Types of Credit Enhancement" below.

         The market for certain types of Asset-Backed securities is relatively new and untested. Certain Asset-Backed securities may have a limited secondary market and may be subject to restrictions on transferability. Any Asset-Backed security that cannot be disposed of within seven days and in the usual course of business without taking a reduced price will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Illiquid Securities" below. The determination whether a particular Asset-Backed security is liquid will be made by BlackRock under guidelines established by the Board of Trustees.

         New instruments and variations of existing Mortgage-Backed securities and Asset-Backed securities continue to be developed. The Portfolio may invest in any such instruments or variations as may be developed to the extent consistent with their investment objective and policies and applicable regulatory requirements.

         Different types of Asset-Backed Securities and the assets supporting such securities may be subject to additional restrictions, and may be affected by economic, legal and other changes, unique to such securities and assets. For example, a recent legislative proposal to limit credit card interest rates had a significant adverse effect on the market for credit card receivables.

         TYPES OF CREDIT ENHANCEMENT

         Mortgage-Backed securities and Asset-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underling assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         RISK FACTORS RELATING TO MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         The yield characteristics of Mortgage-Backed and Asset-Backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Portfolio may invest a portion of its assets in derivative Mortgage-Backed securities such as Stripped Mortgage-Backed securities, which are highly sensitive to changes in prepayment and interest rates. BlackRock will seek to manage these risks

(and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed securities, although less likely to experience the same prepayment rates as Mortgage-Backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-Backed securities and Asset-Backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         Asset-Backed securities present certain risks that are not presented by Mortgage-Backed securities. Primarily, Asset-Backed securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of Asset-Backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would require an interest superior to that of the holders of the related Asset-Backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of Asset-Backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Different types of Asset-Backed securities and the assets supporting such securities may be subject to additional restrictions, and may be affected by economic, legal and other changes, unique to such securities and assets. For example, a recent legislative proposal to limit credit card interest rates had a significant adverse effect on the market for credit card receivables.

         CORPORATE DEBT SECURITIES

         Corporate debt securities include securities issued by corporations and other entities, including bonds and debentures (which are long-term), notes (which may be short- or long-term), certificates of deposit (unsecured borrowings by banks), bankers' acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities may have adjustable or fixed rates of interest and may be secured or unsecured by assets of the issuer or another party. Adjustable rate corporate debt securities may have interest rate caps and floors but such corporate debt securities are not subject to prepayment risk other than through contractual call provisions, which generally impose a penalty for prepayment during all or a portion of the period such securities are outstanding. Fixed rate debt securities may also be subject to call provisions. Corporate debt securities are subject to the bankruptcy risk of the issuer. The Portfolio believes that the high quality securities it purchases will tend to reduce such risks. The Portfolio may purchase corporate debt securities rated at the time of investment no lower than BBB- by S&P or Baa3 by Moody's. The rating of a corporate debt security may change over time, as S&P and Moody's monitor and evaluate the ratings assigned to corporate debt securities on an ongoing basis. As a result, corporate debt securities held by the Portfolio could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time that they are owned by the Portfolio. If a security owned by the Portfolio is downgraded below either BBB- by S&P or Baa3 by Moody's, BlackRock will monitor such security and determine whether to sell it based on the factors it considers relevant such as size of the investment, whether a loss or gain will result, relative risk to the Portfolio, depth of the trading market or any other relevant factors. The Portfolio expects that under normal market conditions no more than 5%, if any, of the Portfolio's assets will consist of securities whose ratings have been downgraded below BBB- by S&P or Baa3 by Moody's. The Portfolio will consider whether to retain or dispose of a bond whose rating drops below the minimum ratings applicable to the Portfolio. The Portfolio is not restricted in the amount it may invest in any of the securities described in this section.

         FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

         The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.

         Floating rate securities pay interest according to a coupon which is reset periodically. This reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

         Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. The Portfolio does not intend to invest more than 10% of its total assets in inverse floating rate securities.

         Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

         ILLIQUID SECURITIES

         The Portfolio may invest up to 15% of its net assets in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market or other illiquid securities. Illiquid securities include restricted securities of corporate and other issuers, privately stripped securities, repurchase agreements having maturities of more than seven days, and certain hedging instruments. Such securities may experience limitations on resale that may have an adverse effect on the marketability of portfolio securities. A mutual fund may not be able to dispose of illiquid securities promptly or at reasonable prices. The Board of Trustees has adopted procedures pursuant to the guidelines of the SEC that permits BlackRock to determine whether restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 are liquid for purposes of this limitation. Nevertheless, Rule 144A securities may be subject to a greater possibility of becoming illiquid than registered securities due to changing market or other factors. Portfolio purchases may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities. See "Investment Policies-Illiquid Securities" in the Statement of Additional Information.

OTHER INVESTMENT STRATEGIES

         HEDGING

         The Portfolio may enter into various interest rate transactions, purchase and sell futures contracts and purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Portfolio's securities resulting from trends in the debt securities markets, to protect the Portfolio's unrealized gains on its securities, to facilitate the sale of such securities, to manage the duration of the Portfolio, to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time, and there is no particular strategy that requires use of one technique rather than another. Use of any Hedging Transaction is a function of market conditions. The ability of the Portfolio to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured. The Hedging Transactions that the Portfolios may use are described below.

         INTEREST RATE TRANSACTIONS. Among the Hedging Transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio, as a duration management technique or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment.

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. See "Investment Policies--Other Investment Strategies--Interest Rate Transactions" in the Statement of Additional Information.

         FUTURES CONTRACTS. In connection with hedging and other risk management strategies, the Portfolio may enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, and other financial indices, to hedge the value of its portfolio securities that might result from a change in interest rates. The Portfolio will engage in such transactions only for bona fide hedging, risk management, duration management and other portfolio management purposes, in each case, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

         CALLS ON SECURITIES AND FUTURES CONTRACTS. In order to reduce fluctuations in net asset value, the Portfolio may sell or purchase call options (calls) on U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments and related futures on such securities. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security or futures contract at the exercise price at any time or at a specified time during the option period. The purchase of a call gives the Portfolio the right to buy a security at a fixed price. A call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Portfolio to hold a security, which it might otherwise have sold. All such calls sold by the Portfolio must be "covered" as long as the call is outstanding (i.e., the Portfolio must segregate the securities or futures contract subject to the call or other liquid assets).

         PUTS ON SECURITIES AND FUTURES CONTRACTS. The Portfolio may purchase put options (puts) that relate to U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio) or futures on such securities. The Portfolio may also sell puts on U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments and related futures on such securities if the Portfolio's contingent obligations on such puts are covered by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Portfolio will not sell puts if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the

Portfolio may be required to buy the underlying security, at a disadvantageous price.

         EURODOLLAR INSTRUMENTS. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options thereon described under "Futures Contracts," "Calls on Securities and Futures Contracts" and "Puts on Securities and Futures Contracts" above.

         FURTHER INFORMATION ON HEDGING TRANSACTIONS. Appendix C and the Statement of Additional Information under "Investment Objectives and Policies-Other Investment Strategies-Options and Futures Transactions" contains further information about the characteristics, risks and possible benefits of Hedging Transactions and the Portfolio's other policies and limitations relating to investments in futures and options. The principal risks relating to the use of futures, options and other Hedging Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Portfolio; (b) possible lack of a liquid secondary market for closing out a position, (c) losses resulting from interest rate or currency exchange movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements.

         BORROWING

         The Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its total assets (computed at the time the loan is made) to take advantage of investment opportunities. See "Reverse Repurchase Agreements and Dollar Rolls" below.
The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the

Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is a speculative characteristic known as "leverage." The Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

         The Portfolio may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these assets.

         The Portfolio may also enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Portfolio will establish a segregated account with the custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations at least equal in value to its obligations in respect to reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In addition, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

         Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" above.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

         From time to time, the Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities purchased are subject to market fluctuation and no interest accrues to the Portfolio during this period. While the Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery, the value of the securities may be more or less than the purchase price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of a Portfolio's net asset value. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to at least 102% of the value of the when-issued or forward commitment securities will be established and maintained with the custodian. Subject to this requirement, the Portfolio may purchase securities on such basis without limit.

         SHORT SALES

         The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," the Portfolio foregoes an opportunity for capital appreciation in the security.

         REPURCHASE AGREEMENTS

         The Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending, and which typically involve the acquisition of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The repurchase agreement will at all times be fully collateralized by the institution in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. The collateral will be maintained in a segregated account and will be valued daily. As the value of the collateral declines, the seller will deposit additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines or, in some cases, if the seller fails financially, the Portfolio may incur a loss. See "Investment Policies-Other Investment Strategies-Repurchase Agreements" in the Statement of Additional Information.

         LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Portfolio may lend up to 33 1/3% of its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to certain notice provisions), and are at all times secured by cash or U.S. Government securities which are at least equal to the market value, determined daily, of the loaned securities. The Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the loan or on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Portfolio may incur a loss, however, if the seller defaults and the value of the loaned securities exceeds the value of the collateral or, in some cases, if the borrower fails financially. See "Investment Policies-Other Investment Strategies-Securities Lending" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Statement of Additional Information contains, under the heading "Additional Investment Limitations," specific enumerated investment restrictions which govern the investments of the Portfolio. The investment objective and all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without stockholder approval.

         The fundamental restrictions applicable to the Portfolio include (i) a prohibition on purchasing any security (other than a U.S. Government security) if as a result (a) with respect to 75% of its total assets, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or

(b) 25% or more of the Portfolio's total assets would be invested in the securities of issuers in a particular industry, and (ii) a prohibition on purchasing more than 10% of all outstanding voting securities of any one issuer.

PORTFOLIO TURNOVER

         The Portfolio has no fixed policy with respect to portfolio turnover. The Portfolio does not expect to trade in securities for short-term gain. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. While the Portfolio will pay commissions in connection with its options and futures transactions, the other securities in which the Portfolio invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. BlackRock will monitor the tax status of the Portfolio under the Internal Revenue Code during any period in which the annual turnover rate of the Portfolio exceeds 100%. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Portfolio's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. See "Portfolio Transactions" in the Statement of Additional Information.

MANAGEMENT

-------------------------------------------------------------------------------

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISER

         PAMG was organized in 1995 to perform advisory services for investment companies. BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995, BlackRock Financial Management L.P. sold its business to PNC Bank, National Association ("PNC Bank"). The principal business address of PAMG is 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103. The principal business address of BlackRock is 345 Park Avenue, New York, New York 10154.

         As adviser, PAMG is responsible for the overall investment management of the Portfolio. The sub-adviser, BlackRock, is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

         Scott Amero is the person primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Amero has managed the Portfolio (and the Predecessor Portfolio) since their inception and has been employed by BlackRock as a portfolio manager since 1990. Prior to joining BlackRock in 1990, Mr. Amero was a Vice-President in Fixed Income Research at The First Boston Corporation.

         For the services provided and expenses assumed by it, PAMG is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of 0.50% of the first $1 billion of the average daily net assets of the Portfolio, plus 0.45% of the next $1 billion of the Portfolio's average daily net assets, plus 0.425% of the next $1 billion of the Portfolio's average daily net assets, plus 0.40% of the Portfolio's average daily net assets in excess of $3 billion. The Predecessor Portfolio bore advisory fees during its most recent fiscal year pursuant to the investment advisory agreement then in effect with BlackRock at the effective annual rate of .30% of its average daily net assets. From time to time PAMG may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. See "Introduction--Expense Table."

         For its sub-advisory services, BlackRock is entitled to receive from PAMG a fee, computed daily and payable monthly, at an annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. Such sub-advisory fee has no effect on the advisory fee payable by the Portfolio to PAMG. BlackRock may from time to time waive all or any portion of its sub-advisory fee for the Portfolio.

ADMINISTRATORS

         PMFCO, whose principal business address is 345 Park Avenue, New York, New York 10154, PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PMFCO and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCO is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

EXPENSES

         Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, servicing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by PIMC or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio will be borne solely by such Shares.

         If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, BlackRock and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example," "Management--Adviser and Sub-Adviser" and "Management--Administrators" for discussions of expense reimbursements and fee waivers.

PORTFOLIO TRANSACTIONS

         The Portfolio's sub-adviser will seek the best price and execution in placing brokerage transactions. In this regard, the sub-adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

BANKING LAWS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such company as agent for and upon the order of customers. PNC Bank, PAMG, BlackRock, PMFCO, PFPC and Institutions that are banks or bank affiliates, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Institutional Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Institutional Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.


PURCHASE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

DISTRIBUTOR

         Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Provident Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This plan permits the Adviser to pay a fee to the Distributor, which in turn is authorized to make payments to securities dealers with which the Distributor may enter into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the plan to compensate institutions who perform support services that would otherwise be performed by an Administrator or its agents. The purpose of the plan is to promote distribution of the Fund's shares and to enhance the provision of shareholder services. The Fund is not required or permitted under the plan to make payments over and above its investment advisory fee with respect to Institutional Shares; the plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution related and shareholder servicing activities. See "Investment

Advisory, Administration, Distribution and Servicing Arrangements" in the SAI.

PURCHASE OF SHARES

         Institutional Shares are offered without a sales load on a continuous basis to Institutions at the net asset value per share for the Institutional Shares of the Portfolio next computed after an order is received by PFPC. Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced at the net asset value per share on the following Business Day. The Fund may in its discretion reject any order for Shares.

         Payment for Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. The minimum initial investment by an Institution is $5,000. There is no minimum subsequent investment.

REDEMPTION OF SHARES

         Redemption orders may be transmitted to PFPC by telephone at (800) 441-7379. Shares are redeemed at the net asset value per share of the Institutional Shares of the Portfolio next determined after PFPC's receipt of the redemption order. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR
BANK).

         Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

         An Institution may be required to redeem Shares in the Portfolio if the balance in its account in the Portfolio drops below $5,000 as the result of a redemption request and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice.

         The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.


NET ASSET VALUE

-------------------------------------------------------------------------------

         The net asset value for the Institutional Shares of the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern
Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to its Shares, subtracting the liabilities allocable to its Shares and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Portfolio's other classes and independently of the Fund's other portfolios.

         Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

         The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS

-------------------------------------------------------------------------------

         The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Institutional Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless an Institution elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily as a dividend to investors who are Shareholders of the Portfolio at, and whose payment for Share purchases are available to the Portfolio in Federal funds by, the close of business on the day of declaration. All such dividends are paid within ten days after the end of each month and within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.


TAXES

-------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

         An investor considering buying shares of the Portfolio on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

         A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

DESCRIPTION OF SHARES

-------------------------------------------------------------------------------

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 109 classes (22 classes of "Series B Investor Shares" and 29 classes each of "Institutional Shares," "Service Shares" and "Series A Investor Shares") representing interests in the Fund's investment portfolios. This Prospectus describes the Core Fixed Income Portfolio, which is classified as a diversified company under the 1940 Act.
For information regarding other portfolios of the Fund, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

         Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the portfolio and is entitled to such dividends and distributions earned on the portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. Under Massachusetts law, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         Holders of the Portfolio's Service Shares bear the fees described in the prospectus for such shares that will be paid under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Payments under the Plan will cover support services provided to beneficial owners of Service Shares by certain institutions. Such services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, institutions may provide one or more of the following services to such customers: processing purchase and redemption requests from customers and placing orders with the

Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of a service fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the institution and to customer inquiries concerning their investments in Service Shares; providing information periodically to customers showing their positions in Service Shares; and other similar shareholder liaison services. Similarly, holders of the Portfolio's Series A Investor Shares and Series B Investor Shares (collectively, "Investor Shares") bear the payments described in the prospectus for such shares that are paid under the Plan. Under the Plan, the Distributor is entitled to payments by the Portfolio for: (i) payments in connection with advertising and marketing Investor Shares; and (ii) payments to broker/dealers that are not affiliated with the Distributor ("Service Organizations") for distribution assistance such as advertising and marketing of Investor Shares. In addition, payments under the Plan will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker/dealers who sell Series B Investor Shares. Service Organizations may also provide support services such as establishing and maintaining accounts and records relating to shareholders of Investor
Shares for whom the Service Organizations are the dealer of record or holder of record for shareholders with whom the Service Organizations have a servicing relationship. The Plan provides for payments at an annual rate not to exceed
 .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. The Plan provides for payments at an annual rate not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. As a result of these different fees, the net asset value and the net yields on the Fund's Institutional Shares will generally be higher than those on the Fund's Service Shares, the net asset value and the net yields on the Fund's Service Shares will generally be higher than those on the Fund's Series A Investor Shares, and the net asset value and the net yields on the Fund's Series A Investor Shares will generally be higher than those on the Fund's Series B Investor Shares if payments by the Portfolio under the Plan are made at the maximum rates. Standardized total return and yield quotations will be computed separately for each class of Shares. Series
A and Series B Investor Shares are exchangeable at the option of the holder for Series A and Series B Investor Shares, respectively, in the Fund's other investment portfolios. Series B Investor Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. Series A Investor Shares of the Portfolio are offered to the public at the net asset value per share plus a maximum sales charge of 4.50% of the offering price on single purchases of less than $50,000; the sales charge is reduced on a graduated scale on single purchases of $50,000 or more and certain exemptions from the sales charge may apply. The sales charge does not apply to exchanges of Series A Investor Shares of the Portfolio. Series B Investor Shares are subject to a maximum contingent deferred sales charge of 5.0%. The deferred sales charge decreases over time. Series B Investor Shares may be exchanged for Series B Investor Shares of another investment portfolio of the Fund without the payment of any deferred sales charge at the time the exchange is made. Because Service Shares and Institutional Shares are sold without a sales charge, holders of Service Shares and Institutional Shares have no such exchange privileges.

         On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

OTHER INFORMATION

--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).

PERFORMANCE INFORMATION

         From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to Institutions. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

         The yield of Shares of the Portfolio are computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

         Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman Brothers Aggregate Index, the T-Bill Index and the "stocks, bonds and inflation Index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine,

Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

         Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Service Organizations directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                   APPENDIX A

                              PORTFOLIO BENCHMARK

         LEHMAN BROTHERS AGGREGATE INDEX. The Lehman Brothers Aggregate Index is made up of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index and is intended to be representative of the investment grade, publicly issued, fixed-rate, U.S. fixed income market. These indices include fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch Investor's Service. All issues have at least one year to maturity and an outstanding par value of $100 million for U.S. Government issues and $50 million for all others. The Lehman Brothers Government/Corporate Bond Index includes the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index. The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, U.S. Government agencies and quasi-governmental corporations, and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt, as well as Yankee bonds which are dollar denominated, Securities and Exchange Commission registered, public, non-convertible debt obligations issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. The Lehman Brothers Mortgage-Backed Securities Index is comprised of all fixed-rate securities backed by mortgage pools of the GNMA, FNMA and FHLMC. Graduated Payment Mortgages ("GPMs") are included, but Graduated Equity Mortgages ("GEMs") are not. The Lehman Brothers Asset-Backed Securities Index includes all publicly issued, non-callable fixed-rate asset-backed securities (excluding subordinated trenches) backed by automobile, credit card and fixed-rate home equity loans. At December 31, 1994, the Aggregate Index was comprised of 4,854 issues with a market value of $3.9 trillion. It had a duration of 4.67 years as of that date. On a market value basis, the Government, Corporate, Mortgage-Backed and Asset-Backed Indices accounted for 53.85%, 16.03%, 28.89% and 1.23% of the Aggregate Index, respectively.

                                   APPENDIX B

                    CORPORATE BOND, MORTGAGE-BACKED SECURITY
                          AND COMMERCIAL PAPER RATINGS

CORPORATE BONDS AND MORTGAGE-BACKED SECURITIES

         MOODY'S. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated Baa by Moody's are considered by Moody's to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Baa bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         S&P. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and repay principal and differ only in a small degree from issues rated AAA. Bonds rated AAA have the highest rating assigned by S&P, and the capacity to pay interest and repay principal is extremely strong. Bonds rated A by S&P have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         The process of determining ratings for Mortgage-Backed securities by Moody's and S&P includes consideration of the credit quality of the underlying collateral, including any credit support providers, structural and legal aspects associated with the securities, and the likelihood that the payment stream on the mortgage pool is adequate to make payments that investors are entitled to under the securities. Neither of such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor does it address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

COMMERCIAL PAPER

         MOODY'S. Moody's employs the Prime rating for investment grade senior short-term debt obligations. Issuers within the Prime category are given ratings 1, 2 or 3, depending on the relative strengths of certain factors. Issuers rated Prime-1, the highest category, have a superior ability for repayment which will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

         S&P. Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1, the highest category, have a strong degree of safety regarding timely payment.

                                   APPENDIX C

           GENERAL CHARACTERISTICS AND RISKS OF HEDGING TRANSACTIONS

PUT AND CALL OPTIONS

         A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security would generally be designed to protect the Portfolio's holdings in a security against a substantial decline in market value. A call option gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would generally be intended to protect the Portfolio against an increase in the price of a security that it intended to purchase in the future. The Portfolio may also write put and call options. The premium that the Portfolio receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. The Portfolio is authorized to purchase exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

         The Portfolio's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreements with the Portfolios. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolio will engage in OTC Option transactions only with primary United States government securities dealers recognized by the Federal Reserve Bank in New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that will not be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

         The Portfolio may purchase and sell exchange-traded financial futures contracts or purchase and sell put and call options of such futures as a hedge against anticipated interest rate or currency changes. The sale of a futures contract creates an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Typically, investment in futures contracts requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract (but may be higher in some circumstances) and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Investment in options involves payment of a premium for the option without any further obligation on the part of the Portfolio. Accordingly, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Transactions may be settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         The Portfolio will not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of its annual deposits and premiums on open contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
Also, assets consisting of cash, U.S. Government securities or other liquid high-grade debt obligations will be segregated with the custodian and marked to market in an amount equal to the market value of the contract.

GENERAL RISKS OF HEDGING TRANSACTIONS

         Hedging Transactions present certain additional risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's position. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. Losses due to Hedging Transactions will reduce net asset value. The ability of the Portfolio to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured. The Portfolio's ability to enter into Hedging Transactions may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

                                                                                                     The Core Fixed
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR                                       Income
 MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS                                                        Portfolio
 PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION
 INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING
 MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS
 MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS
 DISTRIBUTOR.  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE                                Institutional
 FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH                                            Class
 OFFERING MAY NOT LAWFULLY BE MADE.


                          -------------------                            Prospectus

                           TABLE OF CONTENTS

                                                                  Page
                                                                  ----
 Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . .                          , 1995
 Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . .            --------------
 Investment Policies . . . . . . . . . . . . . . . . . . . . . . . .
 Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Purchase and Redemption Shares  . . . . . . . . . . . . . . . . . .
 Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . .
 Dividends and Distributions . . . . . . . . . . . . . . . . . . . .
 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Description of Shares . . . . . . . . . . . . . . . . . . . . . . .
 Other Information . . . . . . . . . . . . . . . . . . . . . . . . .

 INVESTMENT ADVISER
 PNC Asset Management Group, Inc.
 Philadelphia, Pennsylvania

 SUB-ADVISER
 BlackRock Financial Management Inc.
 New York, New York

 CO-ADMINISTRATOR
 PNC Mutual Fund Company
 New York, New York

 CO-ADMINISTRATOR AND TRANSFER AGENT
 PFPC Inc.
 Wilmington, Delaware

 CO-ADMINISTRATOR AND DISTRIBUTOR
 Provident Distributors, Inc.
 Radnor, Pennsylvania

 COUNSEL
 Drinker Biddle & Reath
 Philadelphia, Pennsylvania

 INDEPENDENT ACCOUNTANTS
 Coopers & Lybrand, L.L.P.
 Philadelphia, Pennsylvania

                                THE PNC(R) FUND
                     (SERIES A AND SERIES B INVESTOR SHARES
                      OF THE CORE FIXED INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------

         PART A                                                                      PROSPECTUS
1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Table

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          Financial Highlights

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; Investment
                                                                                     Policies;
                                                                                     Description of
                                                                                     Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Management

5A.      Management's Discussion of Fund Performance  . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          Cover Page; Dividends
                                                                                     and Distributions;
                                                                                     Description of
                                                                                     Shares

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares;
                                                                                     Dividends and Distributions
                                                                                     Net Asset Value

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares -
                                                                                     Redemption of
                                                                                     Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . .          Inapplicable

                        THE CORE FIXED INCOME PORTFOLIO
                                 INVESTOR CLASS


         The PNC(R) Fund (the "Fund") consists of 30 investment portfolios. This Prospectus relates to shares ("Investor Shares" or "Shares") representing interests in the Core Fixed Income Portfolio (the "Portfolio"). The Portfolio seeks to realize a total rate of return that exceeds the total return of the Lehman Brothers Aggregate Index consistent with preservation of capital and prudent investment management. It pursues this objective by investing all of its assets in a broad range of investment grade fixed income securities, including U.S. Government, Mortgage-Backed, Asset-Backed and Corporate debt securities.

         This Prospectus relates to two classes of shares from which investors may choose representing interests in the Portfolio: Series A Investor Shares ("Series A Shares") and Series B Investor Shares ("Series B Shares" and, collectively with Series A Shares, "Investor Shares" or "Shares"). Series A Shares are sold with a front-end sales charge. Series B Shares are sold with a contingent deferred sales charge.

         This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information currently dated __________, ____ has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES OF THE FUND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

PROSPECTUS                                                    ___________, 1995

INTRODUCTION

--------------------------------------------------------------------------------

         The Fund is an open-end management investment company which has registered shares in 30 investment portfolios, of which only the Portfolio is described in this Prospectus.

PORTFOLIO MANAGEMENT

         PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management Inc. ("BlackRock") serves as sub-adviser to the Portfolio. The investment adviser and sub-adviser are indirect wholly-owned subsidiaries of PNC Bank Corp.

THE ADMINISTRATORS

         PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators (collectively, the "Administrators").

THE DISTRIBUTOR

         Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

                                                                               Core Fixed
                                                                                Income
                                                                               Portfolio
                                                                        ---------------------

                                                                        Series A         Series B
                                                                        --------         --------
 SHAREHOLDER TRANSACTION EXPENSES
 Front-End Sales Charge (1) (as a percentage of offering price)  . .    4.00%            None

 Sales Charge on Reinvested Dividends  . . . . . . . . . . . . . . .    None             None

 Deferred Sales Charge (2) (as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower)  . . . . . . . . . . . . . . . . . . . . . . .    None             4.00%

 ANNUAL FUND OPERATING EXPENSES FOR
  INVESTOR SHARES AFTER FEE WAIVERS
  AS A PERCENTAGE OF DAILY NET
  ASSETS
 Advisory Fees (3) . . . . . . . . . . . . . . . . . . . . . . . . .    0.30%            0.30%

 12b-1 fees(4) . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.40%            0.75%
                                                                        -----            -----
 Other operating expenses  . . . . . . . . . . . . . . . . . . . . .    0.32%            0.72%

 Total fund operating expenses . . . . . . . . . . . . . . . . . . .    1.02%            1.77%
                                                                        =====            =====

(1) Reduced front-end sales charges may be available. See "How to Purchase Shares--Purchases of Series A Shares."

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases 1.00% annually to 3.00% for redemptions made during the third and fourth years and then decreases to 2.00% and 1.00% for redemptions made during the fifth and sixth years, respectively. See "How to Purchase Shares - Purchase of Series B Shares."

(3) Advisory fees are net of waivers of .20% for the Portfolio. In addition, the expense table reflects reimbursements made to the Portfolio by the Adviser and fee waivers by the Administrator.
         PAMG and the Administrators are under no obligation to waive or continue waiving such fees or reimbursing such expenses, but have informed the Fund that they expect to waive or continue waving such fees and reimbursing such expenses during the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the levels set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Portfolio's current fiscal year. Securities dealers, financial institutions and other industry professionals may charge their clients additional fees for account services.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

         An investor in Investor Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) imposition of the maximum sales load, (2) 5% annual return, and (3) redemption at the end of each time period:

                                     ONE       THREE     FIVE     TEN
                                     YEAR      YEARS     YEARS    YEARS
                                     ----      -----     -----    -----
Core Fixed Income
  Income Portfolio
  Series A Shares*                    $50       $71      $ 94      $160
  Series B Shares**                   $58       $88      $119      $170*


     * Reflects the imposition of the maximum front-end sales charge at the beginning of the period.

     **  Reflects the deduction of the deferred sales charge.

     *** Based on the conversion of Series B Shares to Series A Shares after six years.

         The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's shareholder transaction and estimated operating expenses. Investors bear these expenses either directly or indirectly. The information in the table for the Portfolio has been restated based on the advisory and administration fees and other expenses payable after fee waivers for the current fiscal year ending September 30, 1996. Total operating expenses would have been 1.30% and 2.05%, respectively, without fee waivers and reimbursements. See Footnote 3 to the Expense Table, "Financial Highlights - Background," "Management," "Distribution of Shares," "How to Pur-chase Shares" and "Description of Shares" for a further description of shareholder transaction expenses and operating expenses.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CERTAIN RISK FACTORS TO CONSIDER

         An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The following are some of these risks. As with all fixed income securities, the market values of the Portfolio's assets, and as such the net asset value of the Portfolio's shares will fluctuate with changes in prevailing interest rates. While principal and interest payments on some securities may be guaranteed by the U.S. Government, government agencies or other guarantors, the market value of the securities is not guaranteed. Events such as prepayments on underlying mortgage loans may adversely affect the return from Mortgage-Backed securities. The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its obligation to repurchase the security which is the subject of the transaction. The Portfolio may use futures options, and options on futures for hedging or duration management purposes. Use of these instruments involves certain costs and risks including the risk that the Portfolio could not close out an option or futures position when it would be most advantageous to do so and the risk of an imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument. High portfolio turnover may involve correspondingly greater brokerage and other transaction costs. The Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33-1/3% of the value of its total assets. This technique, called "leverage", may cause the Portfolio's Shares net asset value to rise faster or decrease faster than would otherwise be the case. These and the other investment practices set forth below and their associated risks deserve careful consideration by investors.


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                   BACKGROUND

         The Fund currently offers four classes of shares in the Portfolio -- Service, Series A Investor, Series B Investor and Institutional Shares. Service, Series A Investor, Series B Investor and Institutional Shares in the Portfolio represent equal pro-rata interests in the Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), Service Shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares. Service Shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of the Portfolio's outstanding Service Shares for other shareholder support activities provided by service organizations. See "Description of Shares" for a description of the Plan and shareholder support activities. Series A Investor Shares bear expenses under the Plan at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. Series B Investor Shares bear the expenses under the Plan at annual rates not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Description of Shares" for a description of the Plan. Institutional Shares do not bear the fees stated above applicable to the other share classes under the Plan.

         The Portfolio commenced investment operations on December 9, 1992 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On __________, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history. The Predecessor Portfolio also received investment advisory services from BlackRock.


         The financial highlights set forth certain information concerning the investment results of the Predecessor Portfolio for the fiscal years or period ended June 30, 1995, 1994 and 1993. The financial statements and notes thereto for the Predecessor Portfolio were audited by the Predecessor Portfolio's former independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information. Additional information about the performance of the Predecessor Portfolio is contained in the Predecessor Portfolio's annual report. Both the Statement of Additional Information and the Predecessor Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the years or period shown, the Predecessor Portfolio offered only one class of shares to institutional investors.

                                                                   THE CORE FIXED INCOME PORTFOLIO
                                                                   -------------------------------
                                                               YEAR              YEAR     DECEMBER 9, 1992(a)
                                                              ENDED             ENDED           THROUGH
                                                          JUNE 30, 1995     JUNE 30, 1994     JUNE 30, 1993
                                                       -------------------  -------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . . . . . .     $ 9.36           $ 10.37          $ 10.00
                                                                             -------          -------
  Net investment income (net of $.004, $.003 and
    $.001, respectively, of interest expense)(b)  . . .       0.62              0.55             0.32
  Net realized and unrealized gains
    on investments  . . . . . . . . . . . . . . . . . .       0.50             (0.60)            0.37
                                                          --------           -------          -------
Net (decrease) increase
    from investment operations  . . . . . . . . . . . .       1.12             (0.05)            0.69
                                                            ------           -------          -------
Dividends from net investment income  . . . . . . . . .      (0.62)            (0.55)           (0.32)
Distributions from net realized capital gains . . . . .      (0.01)            (0.41)
                                                            ------            ------
     Total dividends and distributions  . . . . . . . .      (0.63)            (0.96)           (0.32)
                                                           -------           -------          -------

Net asset value, end of period  . . . . . . . . . . . .    $  9.85           $  9.36          $ 10.37
                                                           =======           =======          =======

TOTAL INVESTMENT RETURN (c) . . . . . . . . . . . . . .      11.79%            (0.69)%           6.88%
RATIOS TO AVERAGE NET ASSETS:
Expenses (b)  . . . . . . . . . . . . . . . . . . . . .       0.55%             0.55%            0.55%(d)
Net investment income (b) . . . . . . . . . . . . . . .       6.62%             5.61%            5.57%(d)


SUPPLEMENTAL DATA:
Average net assets (in thousands) . . . . . . . . . . . .       $16,247            $9,702           $6,622
Portfolio turnover  . . . . . . . . . . . . . . . . . . .          435%              722%             354%
Net assets, end of period (in thousands)  . . . . . . . .       $32,191           $12,507           $7,803

--------------------------------------------------------------------------------

(a)      Commencement of investment operations.

(b) BlackRock waived fees amounting to $56,894, $34,010 and $24,761 and reimbursed expenses amounting to $137,364, $137,179 and $0 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The Predecessor Portfolio's administrator waived fees amounting to $32,500 and $3,701 for the periods ended June 30, 1994 and June 30, 1993, respectively. For the period ended June 30, 1993, the Predecessor Portfolio's custodian and the Portfolio's transfer agent waived fees amounting to $24,272 and $17,283, respectively. If the Predecessor Portfolio had borne all expenses for the periods ended June 30, 1995, 1994 and 1993: the expense ratios would have been 1.75%, 2.65% and 2.44%, respectively; the net investment income ratios would have been 5.43%, 3.51% and 3.68%, respectively; and the net investment income on a per share basis would have been $0.51, $0.34 and $0.22, respectively.

(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)      Annualized.

         The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

INVESTMENT POLICIES

--------------------------------------------------------------------------------

         The Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management. Duration is one of the fundamental tools used by BlackRock in the selection of securities for the Portfolio. Duration is a measure of the expected life of a fixed income security on a present value basis and is indicative of a security's price "volatility" or "risk" associated with changes in interest rates. The concept of duration was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. There is no assurance that the Portfolio will achieve its targeted duration at all times. A more detailed discussion of duration is provided under "Duration" below.

         The total return that the Portfolio seeks to maximize will consist of interest from underlying securities and capital appreciation from the purchase and sale of securities, and from use of futures and options. The change in market value of fixed income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).

         The Portfolio is structured to seek to realize a total rate of return that exceeds that total return of the Lehman Brothers Aggregate Index. The duration of the Lehman Brothers Aggregate Index as of December 31, 1994 was
4.67 years. The Portfolio will invest all of its assets in a broad range of investment grade fixed income securities, including U.S. Government, Mortgage-Backed, Asset-Backed and Corporate debt securities. The duration of the Portfolio will be targeted to be in the range of plus or minus 20% around the current duration of the Lehman Brothers Aggregate Index. The Portfolio's assets (i) will be issued by the U.S. Government or its agencies or instrumentalities, (ii) will be rated BBB- or better by Standard & Poor's Rating Group, Division of McGraw Hill ("S&P") or Baa3 or better by Moody's Investor Service, Inc. ("Moody's") or (iii) will have been determined by BlackRock to be of comparable quality at the time of investment.

         For a description of the index mentioned above, see "Portfolio Benchmark" in Appendix A to this Prospectus. For purposes of enhancing liquidity and/or preserving capital, on a temporary basis, the Portfolio may invest without limit in money market instruments, including instruments described as follows: obligations issued by the U.S. Government, its agencies or instrumentalities; high quality commercial paper and corporate obligations, certificates of deposit, fixed time deposits and bankers' acceptances of banks that are members of the Federal Deposit Insurance Corporation and have assets greater than $1 billion; variable and floating rate debt securities and repurchase agreements. Investments in money market instruments will be limited to U.S. dollar denominated instruments that are (i) issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) rated at least A-1 or AAA by S&P and Prime-1 or Aaa by Moody's or (iii) determined by BlackRock to be of comparable quality at the time of investment. See "Corporate Bond, Mortgage-Backed Security and Commercial Paper Ratings" in Appendix B to this Prospectus.

DURATION

         Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call or prepayment features into one measure. Duration is one of the fundamental tools used by BlackRock in security selection for the Portfolio.

         Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call or prepayment provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

         Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a bond subject to call or prepayment, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, BlackRock will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         There is no assurance that the Portfolio will achieve its targeted duration at all times. This is because the computation of duration is based on a number of estimated rather than known factors, including expected prepayment rates.

DESCRIPTION OF SECURITIES

The following describes certain types of securities in which the Portfolio may invest.

         U.S. GOVERNMENT SECURITIES

         U.S. TREASURY SECURITIES. The Portfolio will invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

         The Portfolio may also invest in "zero coupon" securities, including U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons or which are certificates representing interests in such stripped debt obligations. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. In addition to those issued by the U.S. Government, such zero coupon securities may be issued by private issuers representing an interest in securities issued by the U.S. Government. Such privately issued zero coupon securities are not considered U.S. Government securities and will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Investment Policies--U.S. Government Securities" in the Statement of Additional Information and "Illiquid Securities" below.

         SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio will invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including, but not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. GNMA, FNMA and FHLMC investments by the Portfolio may also include pass-through securities, CMOs and certain other Mortgage-Backed securities. See "Mortgage-Backed Securities" below.

         MORTGAGE-BACKED SECURITIES

         Mortgage-Backed securities directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed securities, as used herein, includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed securities and other products described below.

         There are currently three basic types of Mortgage-Backed securities:
(i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed securities without a government guarantee but usually having some form of private credit enhancement.

         MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio will invest in Mortgage-Backed securities, including those representing an undivided ownership interest in a pool of mortgages, e.g, GNMA, FNMA and FHLMC certificates. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of the Portfolio's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Investment Policies -- Mortgage-Backed Securities" in the Statement of Additional Information.

         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities which are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.

         ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual trenches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities.

         The Portfolio also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         The Portfolio does not intend to invest in CMO residuals. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.

         STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may also invest in mortgage pass-through securities where all or a substantial portion of the interest payments go to one class of holders ("Interest Only Securities" or "33IOs") and all or a substantial portion of the principal payments go to a second class of holders ("Principal Only Securities" or "Pos"). These securities are commonly referred to as Stripped Mortgage-Backed securities or SMBS. The yields to maturity on Ios and Pos are very sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and such rate may have a material effect on yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in Ios. Conversely, if the underlying Mortgage Assets experience less than anticipated prepayments of principal, the yield on Pos could be materially adversely affected.

         In addition to SMBS issued by agencies or instrumentalities of the U.S. Government, the Portfolio may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued SMBS will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Illiquid Securities" below. The determination whether a particular U.S. Government issued SMBS is liquid will be made by BlackRock under guidelines established by the Board of Trustees.

         ASSET-BACKED SECURITIES

         The securitization techniques used to develop Mortgage-Backed securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of assets being securitized include loans to finance boats, recreational vehicles, mobile homes and manufactured housing; computer, copier, railcar and medical equipment leases; student and commercial loans; and trade, health care and franchise receivables. In general, the collateral supporting Asset-Backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with MortgageBacked securities, Asset-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Types of Credit Enhancement" below.

         The market for certain types of Asset-Backed securities is relatively new and untested. Certain Asset-Backed securities may have a limited secondary market and may be subject to restrictions on transferability. Any Asset-Backed security that cannot be disposed of within seven days and in the usual course of business without taking a reduced price will be deemed illiquid for purposes of the 15% limitation on illiquid securities. See "Illiquid Securities" below. The determination whether a particular Asset-Backed security is liquid will be made by BlackRock under guidelines established by the Board of Trustees.

         New instruments and variations of existing Mortgage-Backed securities and Asset-Backed securities continue to be developed. The Portfolio may invest in any such instruments or variations as may be developed to the extent consistent with their investment objective and policies and applicable regulatory requirements.

         Different types of Asset-Backed Securities and the assets supporting such securities may be subject to additional restrictions, and may be affected by economic, legal and other changes, unique to such securities and assets. For example, a recent legislative proposal to limit credit card interest rates had a significant adverse effect on the market for credit card receivables.

         TYPES OF CREDIT ENHANCEMENT

         Mortgage-Backed securities and Asset-Backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underling assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         RISK FACTORS RELATING TO MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         The yield characteristics of Mortgage-Backed and Asset-Backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Portfolio may invest a portion of its assets in derivative Mortgage-Backed securities such as Stripped Mortgage-Backed securities, which are highly sensitive to changes in prepayment and interest rates. BlackRock will seek to manage these risks

(and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed securities, although less likely to experience the same prepayment rates as Mortgage-Backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-Backed securities and Asset-Backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         Asset-Backed securities present certain risks that are not presented by Mortgage-Backed securities. Primarily, Asset-Backed securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of Asset-Backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would require an interest superior to that of the holders of the related Asset-Backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of Asset-Backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Different types of Asset-Backed securities and the assets supporting such securities may be subject to additional restrictions, and may be affected by economic, legal and other changes, unique to such securities and assets. For example, a recent legislative proposal to limit credit card interest rates had a significant adverse effect on the market for credit card receivables.

         CORPORATE DEBT SECURITIES

         Corporate debt securities include securities issued by corporations and other entities, including bonds and debentures (which are long-term), notes (which may be short- or long-term), certificates of deposit (unsecured borrowings by banks), bankers' acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities may have adjustable or fixed rates of interest and may be secured or unsecured by assets of the issuer or another party. Adjustable rate corporate debt securities may have interest rate caps and floors but such corporate debt securities are not subject to prepayment risk other than through contractual call provisions, which generally impose a penalty for prepayment during all or a portion of the period such securities are outstanding. Fixed rate debt securities may also be subject to call provisions. Corporate debt securities are subject to the bankruptcy risk of the issuer. The Portfolio believes that the high quality securities it purchases will tend to reduce such risks. The Portfolio may purchase corporate debt securities rated at the time of investment no lower than BBB- by S&P or Baa3 by Moody's. The rating of a corporate debt security may change over time, as S&P and Moody's monitor and evaluate the ratings assigned to corporate debt securities on an ongoing basis. As a result, corporate debt securities held by the Portfolio could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time that they are owned by the Portfolio. If a security owned by the Portfolio is downgraded below either BBB- by S&P or Baa3 by Moody's, BlackRock will monitor such security and determine whether to sell it based on the factors it considers relevant such as size of the investment, whether a loss or gain will result, relative risk to the Portfolio, depth of the trading market or any other relevant factors. The Portfolio expects that under normal market conditions no more than 5%, if any, of the Portfolio's assets will consist of securities whose ratings have been downgraded below BBB- by S&P or Baa3 by Moody's. The Portfolio will consider whether to retain or dispose of a bond whose rating drops below the minimum ratings applicable to the Portfolio. The Portfolio is not restricted in the amount it may invest in any of the securities described in this section.

         FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

         The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.

         Floating rate securities pay interest according to a coupon which is reset periodically. This reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

         Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. The Portfolio does not intend to invest more than 10% of its total assets in inverse floating rate securities.

         Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

         ILLIQUID SECURITIES

         The Portfolio may invest up to 15% of its net assets in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market or other illiquid securities. Illiquid securities include restricted securities of corporate and other issuers, privately stripped securities, repurchase agreements having maturities of more than seven days, and certain hedging instruments. Such securities may experience limitations on resale that may have an adverse effect on the marketability of portfolio securities. A mutual fund may not be able to dispose of illiquid securities promptly or at reasonable prices. The Board of Trustees has adopted procedures pursuant to the guidelines of the SEC that permits BlackRock to determine whether restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 are liquid for purposes of this limitation. Nevertheless, Rule 144A securities may be subject to a greater possibility of becoming illiquid than registered securities due to changing market or other factors. Portfolio purchases may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities. See "Investment Policies-Illiquid Securities" in the Statement of Additional Information.

OTHER INVESTMENT STRATEGIES

         HEDGING

         The Portfolio may enter into various interest rate transactions, purchase and sell futures contracts and purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Portfolio's securities resulting from trends in the debt securities markets, to protect the Portfolio's unrealized gains on its securities, to facilitate the sale of such securities, to manage the duration of the Portfolio, to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time, and there is no particular strategy that requires use of one technique rather than another. Use of any Hedging Transaction is a function of market conditions. The ability of the Portfolio to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured. The Hedging Transactions that the Portfolios may use are described below.

         INTEREST RATE TRANSACTIONS. Among the Hedging Transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio, as a duration management technique or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment.

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. See "Investment Policies--Other Investment Strategies--Interest Rate Transactions" in the Statement of Additional Information.

         FUTURES CONTRACTS. In connection with hedging and other risk management strategies, the Portfolio may enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, and other financial indices, to hedge the value of its portfolio securities that might result from a change in interest rates. The Portfolio will engage in such transactions only for bona fide hedging, risk management, duration management and other portfolio management purposes, in each case, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

         CALLS ON SECURITIES AND FUTURES CONTRACTS. In order to reduce fluctuations in net asset value, the Portfolio may sell or purchase call options (calls) on U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments and related futures on such securities. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security or futures contract at the exercise price at any time or at a specified time during the option period. The purchase of a call gives the Portfolio the right to buy a security at a fixed price. A call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Portfolio to hold a security, which it might otherwise have sold. All such calls sold by the Portfolio must be "covered" as long as the call is outstanding (i.e., the Portfolio must segregate the securities or futures contract subject to the call or other liquid assets).

         PUTS ON SECURITIES AND FUTURES CONTRACTS. The Portfolio may purchase put options (puts) that relate to U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio) or futures on such securities. The Portfolio may also sell puts on U.S. Government securities, Mortgage-Backed securities, Corporate debt securities and Eurodollar instruments and related futures on such securities if the Portfolio's contingent obligations on such puts are covered by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Portfolio will not sell puts if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the

Portfolio may be required to buy the underlying security, at a disadvantageous price.

         EURODOLLAR INSTRUMENTS. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options thereon described under "Futures Contracts," "Calls on Securities and Futures Contracts" and "Puts on Securities and Futures Contracts" above.

         FURTHER INFORMATION ON HEDGING TRANSACTIONS. Appendix C and the Statement of Additional Information under "Investment Objectives and Policies-Other Investment Strategies-Options and Futures Transactions" contains further information about the characteristics, risks and possible benefits of Hedging Transactions and the Portfolio's other policies and limitations relating to investments in futures and options. The principal risks relating to the use of futures, options and other Hedging Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Portfolio; (b) possible lack of a liquid secondary market for closing out a position, (c) losses resulting from interest rate or currency exchange movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements.

         BORROWING

         The Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its total assets (computed at the time the loan is made) to take advantage of investment opportunities. See "Reverse Repurchase Agreements and Dollar Rolls" below.
The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the

Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is a speculative characteristic known as "leverage." The Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

         The Portfolio may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these assets.

         The Portfolio may also enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Portfolio will establish a segregated account with the custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations at least equal in value to its obligations in respect to reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In addition, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

         Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" above.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

         From time to time, the Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities purchased are subject to market fluctuation and no interest accrues to the Portfolio during this period. While the Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery, the value of the securities may be more or less than the purchase price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of a Portfolio's net asset value. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to at least 102% of the value of the when-issued or forward commitment securities will be established and maintained with the custodian. Subject to this requirement, the Portfolio may purchase securities on such basis without limit.

         SHORT SALES

         The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," the Portfolio foregoes an opportunity for capital appreciation in the security.

         REPURCHASE AGREEMENTS

         The Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending, and which typically involve the acquisition of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The repurchase agreement will at all times be fully collateralized by the institution in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. The collateral will be maintained in a segregated account and will be valued daily. As the value of the collateral declines, the seller will deposit additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines or, in some cases, if the seller fails financially, the Portfolio may incur a loss. See "Investment Policies-Other Investment Strategies-Repurchase Agreements" in the Statement of Additional Information.

         LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Portfolio may lend up to 33 1/3% of its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to certain notice provisions), and are at all times secured by cash or U.S. Government securities which are at least equal to the market value, determined daily, of the loaned securities. The Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the loan or on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Portfolio may incur a loss, however, if the seller defaults and the value of the loaned securities exceeds the value of the collateral or, in some cases, if the borrower fails financially. See "Investment Policies-Other Investment Strategies-Securities Lending" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Statement of Additional Information contains, under the heading "Additional Investment Limitations," specific enumerated investment restrictions which govern the investments of the Portfolio. The investment objective and investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without stockholder approval.

         The fundamental restrictions applicable to the Portfolio include (i) a prohibition on purchasing any security (other than a U.S. Government security) if as a result (a) with respect to 75% of its total assets, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or

(b) 25% or more of the Portfolio's total assets would be invested in the securities of issuers in a particular industry, and (ii) a prohibition on purchasing more than 10% of all outstanding voting securities of any one issuer.

PORTFOLIO TURNOVER

         The Portfolio has no fixed policy with respect to portfolio turnover. The Portfolio does not expect to trade in securities for short-term gain. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. While the Portfolio will pay commissions in connection with its options and futures transactions, the other securities in which the Portfolio invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. BlackRock will monitor the tax status of the Portfolio under the Internal Revenue Code during any period in which the annual turnover rate of the Portfolio exceeds 100%. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Portfolio's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. See "Portfolio Transactions" in the Statement of Additional Information.

MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER AND SUB-ADVISER

         PAMG was organized in 1995 to perform advisory services for investment companies. BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995, BlackRock Financial Management L.P. sold its business to PNC Bank, National Association ("PNC Bank"). The principal business address of PAMG is 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103. The principal business address of BlackRock is 345 Park Avenue, New York, New York 10154.

         As adviser, PAMG is responsible for the overall investment management of the Portfolio. The sub-adviser, BlackRock, is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

         Scott Amero is the person primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Amero has managed the Portfolio (and the Predecessor Portfolio) since their inception and has been employed by BlackRock as a portfolio manager since 1990. Prior to joining BlackRock in 1990, Mr. Amero was a Vice-President in Fixed Income Research at The First Boston Corporation.

         For the services provided and expenses assumed by it, PAMG is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of 0.50% of the first $1 billion of the average daily net assets of the Portfolio, plus 0.45% of the next $1 billion of the Portfolio's average daily net assets, plus 0.425% of the next $1 billion of the Portfolio's average daily net assets, plus 0.40% of the Portfolio's average daily net assets in excess of $3 billion. The Predecessor Portfolio bore advisory fees during its most recent fiscal year pursuant to the investment advisory agreement then in effect with BlackRock at the effective annual rate of .30% of its average daily net assets. From time to time PAMG may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. See "Introduction--Expense Table."

         For its sub-advisory services, BlackRock is entitled to receive from PAMG a fee, computed daily and payable monthly, at an annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. Such sub-advisory fee has no effect on the advisory fee payable by the Portfolio to PAMG. BlackRock may from time to time waive all or any portion of its sub-advisory fee for the Portfolio.

ADMINISTRATORS

         PMFCO, whose principal business address is 345 Park Avenue, New York, New York 10154, PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PMFCO and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

         The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCO is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

         PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

                                    EXPENSES

         Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by PIMC or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio will be borne solely by such Shares.

         If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, BlackRock and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example," "Management--Adviser and Sub-Adviser" and "Management--Administrators" for discussions of expense reimbursements and fee waivers.

                             PORTFOLIO TRANSACTIONS

         The Portfolio's sub-adviser will seek the best price and execution in placing brokerage transactions. In this regard, the sub-adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

                                  BANKING LAWS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such company as agent for and upon the order of customers. PNC Bank, PAMG, BlackRock, PMFCO, PFPC and Institutions that are banks or bank affiliates, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Investor Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Investor Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.


DISTRIBUTION OF SHARES

--------------------------------------------------------------------------------

DISTRIBUTOR

         Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Provident Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

         The Fund's Board of Trustees has adopted an Amended and Restated Distribution and Service Plan for Series A Shares and Series B Shares (the "Plan").

         Under the Plan the Distributor is entitled to payments by the Portfolio for: (i) promotional activities in connection with advertising and marketing Shares; and (ii) payments to broker/dealers that are not affiliated with the Distributor ("Service Organizations") for distribution assistance such as advertising and marketing of Fund Shares. In addition, with respect to Series B Shares, payments under the Plan will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker/dealers who sell Series B Shares. Service Organizations may also provide support services such as establishing and maintaining accounts and records relating to shareholders for whom the Service Organizations are the dealer of record or holder of record for shareholders with whom the Service Organizations have a servicing relationship. Promotional activities include advertising via radio, television, newspapers, magazines and otherwise; preparing, printing and mailing sales materials, brochures and prospectuses (except for prospectuses used for regulatory purposes or for distribution to existing shareholders); and other activities in connection with the promotion of Shares. Payments under the Plan may also be used for telephone facilities and in-house telemarketing or shareholder servicing.

         Payments under the Plan with respect to Series A Shares will not exceed .50% (annualized) of the average daily net asset value of the Portfolio's outstanding Series A Shares. Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Series A Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations. The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Plan with respect to each Portfolio to 7.25% of total new gross Series A Share sales, plus interest. The Fund would retain any deferred front-end sales charges collected and stop accruing payments under the Plan with respect to Series A Shares if, to the extent, and for as long as, such limit would otherwise be exceeded. See "How to Purchase Shares--Purchases of Series A Shares" for a description of the front-end sales charge.

         Payments under the Plan with respect to Series B Shares will not exceed 1.15% (annualized) of the average daily net asset value of the Portfolio's outstanding Series B Shares. Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Series B Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations. Under applicable NASD rules, the aggregate deferred sales charges and payments under the Plan with respect to Series B Shares are generally limited with respect to the Portfolio to 6.25% of total new gross Series B Share sales, plus interest. The Fund would retain any deferred sales charges collected and stop accruing payments under the Plan if, to the extent, and for as long as, such limit would otherwise be exceeded. See "How to Purchase Shares--Purchases of Series B Shares" for a description of the deferred sales charge.

         Payments under the Plan which are expenses of the Portfolio's Investor Shares are for distribution and/or other services rendered for or on behalf of the Investor Shares of the Portfolio. However, joint distribution financing with respect to Shares of the Portfolio (which financing may also involve other investment portfolios or companies that are affiliated persons of such a person, or affiliated persons of the Distributor) will be permitted in accordance with applicable regulations of the SEC if and when such regulations are adopted.

         Payments under the Plan are not tied directly to out-of-pocket expenses and may be used as the Distributor or PMFCO elect (for example, to defray their overhead expenses). See "Description of Shares."


SHAREHOLDER SERVICING

--------------------------------------------------------------------------------

         The Fund intends to enter into service agreements pursuant to which Service Organizations and sometimes the Distributor will render certain support services to their customers who are the beneficial owners of Investor Shares. Such services will be provided to customers who are the beneficial owners of Investor Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent. Service Organizations and the Distributor may provide one or more of the following services to such customers: establishing and maintaining accounts and records relating to customers that invest in Investor Shares; processing dividend and distribution payments from the Fund on behalf of customers; arranging for bank wires; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with the Fund's service contractors; assisting customers in changing dividend options, account designations and addresses; providing customers with a service that invests the assets of their accounts in Investor Shares pursuant to specific or pre-authorized instructions; providing information periodically to customers showing their positions in Investor Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the Service Organization; responding to customer inquiries relating to the services performed by the Service Organization or the Distributor; responding to customer inquiries concerning their investments in Investor Shares; and providing other similar shareholder liaison services. Customers who are beneficial owners of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

HOW TO PURCHASE SHARES

--------------------------------------------------------------------------------

GENERAL

         Shares in the Portfolio may be purchased through PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers, or by completing and forwarding the application included in this Prospectus, through any one of them, to the Fund's transfer agent. Subsequent purchases of Shares may be effected through PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers or by mailing a check or Federal Reserve Draft, payable to the order of "The PNC Fund" c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. The name of the Portfolio for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Portfolio must be at least $500, except that such minimum investment requirement is: (i) $100 for employees of the Fund, the Fund's adviser, sub-advisers, Distributor or transfer agent or employees of any such service providers' affiliate; and (ii) $50 for investors purchasing shares under the automatic investing program described in "Investor Programs--Automatic Investing. "Subsequent investments must be at least $100. The Fund reserves the right to reject any purchase order. Certificates for Series A Shares will be issued only upon request. No certificates will be issued for Series B Shares.

         Investor Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

         Investor Shares are sold at the applicable offering price next computed after an order is received by the Fund's transfer agent. It is the responsibility of the Distributor, PNC Bank, PNC Bank Ohio, institutional investors and the Authorized Dealers to transmit orders received by them from investors to the Fund's transfer agent in a timely manner. Orders of less than $500 may be mailed by PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers to the transfer agent. Orders received by the Fund's transfer agent after 4:00 p.m. are priced at the applicable offering price on the following Business Day.

ALTERNATIVE PURCHASE OPTIONS

         Purchases of Investor Shares of the Portfolio are subject to a sales charge. Purchases of Series A Shares are subject to a "front-end" sales charge deducted at the time of purchase. Series B Shares are subject to a deferred or "back-end" sales charge which is deducted upon their redemption. The deferred sales charge applicable to purchases of Series B Shares declines over time and is known as a "contingent deferred sales charge." Investors may elect to have the sales charge applicable to their purchase of Shares deducted at the time of purchase by purchasing Series A Shares. Alternatively, investors may elect to have the sales charge applicable to their purchase of Shares deducted upon their redemption by purchasing Series B Shares. INVESTORS WHO PURCHASE SHARES OF THE PORTFOLIO MUST SPECIFY AT THE TIME OF PURCHASE WHETHER THEY ARE PURCHASING SERIES A SHARES OR SERIES B SHARES.

         EXEMPTIONS FROM THE FRONT-END SALES CHARGE. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and affiliates of any of the above may buy Series A Shares without paying a sales charge to the extent permitted by such firms: (a) officers, directors and partners (and their spouses and minor children); (b) full-time employees and retirees (and their spouses and minor children); (c) registered representatives of Authorized Dealers and of the Distributor; (d) spouses or children of any such persons; (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Series A Shares without paying a sales charge: (a) persons investing through an authorized payroll deductions plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; and (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Portfolio, provided that the aggregate amount invested pursuant to this exemption equals at least $250,000. INVESTORS WHO QUALIFY FOR ANY EXEMPTION FROM THE SALES CHARGE ORDINARILY PAYABLE WITH RESPECT TO PURCHASES OF INVESTOR SHARES MUST PURCHASE SERIES A SHARES.

CHOOSING BETWEEN SERIES A SHARES AND SERIES B SHARES

         Investors should understand the differences between Series A Shares and Series B Shares before purchasing Shares of the Portfolio.

         SERIES A SHARES. Series A Shares are sold at the net asset value for Series A Shares of the Portfolio plus the applicable front-end sales charge. This front-end sales charge may be reduced or waived in some cases. See "How to Purchase Shares--Exemptions from the Sales Charge" and "How to Purchase Shares--Purchases of Series A Shares." Series A Shares bear the expense of payments under the Plan at an annual rate not to exceed .50% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. See "Distribution of Shares."

         SERIES B SHARES. Series B Shares are sold at the net asset value for Series B Shares of the Portfolio. A deferred sales charge is deducted if Series B Shares are redeemed within six years of purchase. The deferred sales charge deducted upon the redemption of Series B Shares decreases over time.
See "How to Purchase Shares--Purchases of Series B Shares." Series B Shares bear the expense of payments under the Plan at an annual rate not to exceed 1.15% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Distribution of Shares." If payments under the Plan are made at the maximum rates, then Series B Shares of the Portfolio will have higher operating expenses and will pay lower dividends than Series A Shares of the Portfolio.

         Six years after the date of purchase, Series B Shares will automatically convert to Series A Shares. The purpose of the conversion is to relieve the holders of Series B Shares of the higher operating expenses charged to Series B Shares. The conversion from Series B Shares to Series A Shares will take place at the net asset value of each class of Shares at the time of the conversion. Upon such conversion, an investor would hold Series A Shares subject to the operating expenses for Series A Shares discussed above. Upon each conversion of Series B Shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Series B Shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Series A Shares.

         FACTORS TO CONSIDER IN CHOOSING BETWEEN SERIES A SHARES AND SERIES B SHARES. Before deciding between Series A Shares and Series B Shares of the Portfolio, an investor should carefully consider the amount and intended length of his investment in Investor Shares. Specifically, an investor should consider whether the accumulated distribution and servicing fees and the deferred sales charge applicable to Series B Shares would be less than the front-end sales charge and accumulated distribution fees applicable to Series A Shares purchased at the same time and held for the same period, and the extent to which the difference between those amounts would be offset by the higher returns associated with Series A Shares. Because the operating expenses of Series B Shares are greater than those of Series A Shares in the Portfolio, the dividends on Series A Shares will be higher than the dividends on Series B Shares. However, since a front-end sales charge is deducted at the time of purchase of Series A Shares, not all of the purchase amount will purchase Series A Shares. Consequently, the same initial investment will purchase more Series B Shares than Series A Shares of the Portfolio.

         Because of reductions in the front-end sales charge for purchases of Series A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of

Investor Shares to purchase Series A Shares. In any event, the Fund will not accept any purchase order for $1 million or more of Series B Shares. In addition, because the accumulated higher operating expenses of Series B Shares may eventually exceed the amount of the front-end sales charge and distribution fees associated with Series A Shares, investors who intend to hold their Investor Shares for an extended period of time should consider purchasing Series A Shares.

         Investors who would not qualify for a reduction in the front-end sales charge for purchases of Series A Shares may decide that it is more advantageous to have the entire purchase amount invested immediately in Series B Shares notwithstanding the higher operating expenses associated with Series B Shares. These higher operating expenses may be offset by any return an investor receives from the additional Investor Shares received as a result of not having to pay a front-end sales charge. However, investors should understand that the Portfolio's future return cannot be predicted, and that there is no assurance that such return, if any, would compensate for the higher operating expenses associated with Series B Shares.

PURCHASES OF SERIES A SHARES

         Series A Investor Shares are sold at their public offering price (i.e., net asset value of the Series A Shares plus the applicable front-end sales charge) next computed after a purchase order is received by the Fund's transfer agent. The following table shows sales charges at various investment levels. Sales charges are reduced on a graduated scale on single purchases of $50,000 or more. During special promotions, the entire sales charge may be reallowed to dealers. In addition, certain dealers who enter into an agreement to provide extra training and information on products, or marketing and related services, and who increase sales of Shares may also receive additional payments from the Distributor. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act.

                                                      Sales                                 Reallowance
                                                    Charge as                                   for
                                                    Percentage        Sales Charge as     Placement fees
                                                        of             Percentage of     to dealers (as %
 Amount of Transaction                               Offering               Net             of Offering
   at Offering Price                                  Price             Asset Value           Price)
 ---------------------                                -----             -----------           ------
 Less than $50,000 . . . . . . . . . . . . . . .       4.50%               4.71%              4.00%

 $50,000 but less than $75,000 . . . . . . . . .       3.50                3.63               3.00

 $75,000 but less than $100,000  . . . . . . . .       3.00                3.09               2.50

 $100,000 but less than $250,000 . . . . . . . .       2.50                2.56               2.00

 $250,000 but less than $500,000 . . . . . . . .       1.50                1.52               1.25

 $500,000 but less than $1,000,000 . . . . . . .       1.00                1.01               0.75

 $1,000,000 but less than $2,000,000 . . . . . .       0.00                0.00               0.50*

 $2,000,000 and over . . . . . . . . . . . . . .       0.00                0.00               0.25*

* Placement fees the Distributor may pay to dealers, provided the aggregate of such fees (including placement fees described below payable to dealers in connection with investments of redemption proceeds from other investment companies) does not exceed the aggregate amount of front-end sales charges, net of dealer reallowances, on Fund shares subject to a front-end sales charge. Dealers must refund a pro-rata portion of such fee if the Series A Shares are redeemed within six months.

         The foregoing schedule of sales charges applies to purchases made at any one time by the following: (a) any individual; (b) any individual, his or her spouse, and their children under the age of 21; (c) a trustee or fiduciary of a single trust estate or single fiduciary account; or (d) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

         The sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate on purchases of Series A Investor Shares of the Portfolio aggregating less than $500,000 will be 1.00%. The above schedule will apply to purchases by those Qualified Plans of Series A Investor Shares of the Portfolio aggregating $500,000 and above. The effect of this policy is to make the sales load 1.00% for purchases by such Qualified Plans of Series A Investor Shares of the Portfolio aggregating less than $1,000,000, while no sales charge applies to purchases aggregating $1,000,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate on purchases of Series A Investor Shares of the Portfolio aggregating less than $100,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Series A Investor Shares aggregating $100,000 and above. The effect of this policy is to make the maximum sales load 2.50% for purchases of Series A Investor Shares of the Portfolio by Qualified Plans with less than 20 employees eligible to participate. Such Qualified Plans may take advantage of the lower sales charges set forth in the above schedule by purchasing Series A Investor Shares of the Portfolio aggregating $250,000 and above.


HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

REDEMPTION

         Shareholders may redeem for cash some or all of their Shares of the Portfolio at any time. To do so, a written request in proper form must be sent directly to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge that may be charged with respect to Series B Shares, there is no charge for a redemption. Shareholders may also place redemption requests through an Authorized Dealer, but the Authorized Dealer might charge a fee for this service.

         WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIO, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING SERIES A SHARES OR SERIES B SHARES. In the event a redeeming shareholder owns both Series A Shares and Series B Shares in the Portfolio, the Series A Shares will be redeemed first unless the shareholder indicates otherwise.

         Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding Series A Share certificates, the certificates for the Series A Shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

EXPEDITED REDEMPTIONS

         If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above in "How to Redeem Shares--Redemption." This privilege may not be used to redeem Series A Shares in certificated form.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If a shareholder is unable to contact the transfer agent by telephone, the shareholder may also deliver the redemption request to the transfer agent by mail at PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907.

         The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described under "How to Redeem Shares--Redemption") to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine. See "Investor Programs--Exchange Privilege" for a description of the Fund's policy on telephone instructions. For further information, see "How to Redeem Shares--Payment of Redemption Proceeds."

ACCOUNTS WITH LOW BALANCES

         The Fund reserves the right to redeem a shareholder's account in the Portfolio at any time the net asset value of the account in the Portfolio falls below the minimum initial investment requirement amount as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in the Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

         The redemption price for Series A and Series B Shares of the Portfolio is the net asset value per share of the Series A and Series B Shares, respectively, of the Portfolio next determined after the request for redemption is received in proper form by The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Proceeds from the redemption of Series B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Payment for Shares redeemed is made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

INVESTOR PROGRAMS

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

         After appropriate authorization, a shareholder may exchange, without a sales charge, Series A Investor Shares and Series B Investor Shares of the Portfolio for Series A Investor Shares and Series B Investor Shares, respectively, of any other investment portfolio of the Fund at the net asset value of each class of shares next determined after the transfer agent's receipt of a request for an exchange. Series B Shares are exchangeable without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Series B Shares, the holding period of the Series B Shares originally held will be added to the holding period of the Series B Shares acquired through the exchange. Series B Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. No exchange fee is imposed by the Fund. The public offering of Series B Investor Shares in certain investment portfolios of the Fund may not commence on the date of this Prospectus. Prospectuses for the other portfolios of the Fund and information on the availability of Series B Investor Shares of such portfolios can be obtained by calling the Fund's Distributor at (800) 422-6538.

         A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above in "How to Purchase Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Series A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Delaware call collect
(302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

         If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. In order to participate in the automatic investment program or establish a systematic withdrawal plan for the new account, however, an exchanging shareholder must file a specific written request. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to affected Portfolio shareholders. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT

TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR BANK).

         In establishing a new account by exchange, the dollar value of shares acquired must equal or exceed the investment portfolio's minimum for a new account; if making an exchange to an existing account, the dollar value must equal or exceed the Fund's minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

AUTOMATIC INVESTING

         Investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. An initial minimum investment of $50 per Portfolio, and subsequent investments of at least $50, are required. Investors desiring to participate in the automatic investing program should call PFPC at (800) 441-7762 (in Delaware call collect
(302) 791-1194) to obtain the appropriate forms.

RETIREMENT PLANS

         Portfolio Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor or an Authorized Dealer. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN

         If your account in the Portfolio has a value of at least $10,000, you may establish a Systematic Withdrawal Plan with respect to the Portfolio and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to The PNC Fund c/o PFPC, P.O.
Box 8907, Wilmington, Delaware 19899-8907. Shareholders holding Series A Share certificates are not eligible to establish a Systematic Withdrawal Plan because Series A Share certificates must accompany all withdrawal requests. Each withdrawal redemption may, at the shareholder's election, be processed either monthly, every other month, quarterly, three times a year, semi-annually or annually on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) THE AMOUNT OF REGULAR PERIODIC PAYMENTS SPECIFIED BY HOLDERS OF SERIES B SHARES PURSUANT TO A SYSTEMATIC WITHDRAWAL PLAN WILL BE REDUCED BY ANY APPLICABLE DEFERRED SALES CHARGE. The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional Shares at net asset value. To provide funds for payment, Shares of the Portfolio will be redeemed in such amount as is necessary to make the payment. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for Federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

         The maintenance of a Systematic Withdrawal Plan for the Portfolio concurrently with purchases of additional Shares of the Portfolio may be disadvantageous because of the sales commission involved in the additional purchases. You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the Systematic Withdrawal Plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under Automatic Investing. THE MAINTENANCE OF A SYSTEMATIC WITHDRAWAL PLAN MAY ALSO BE DISADVANTAGEOUS FOR HOLDERS OF SERIES B SHARES DUE TO THE EFFECT OF THE CONTINGENT DEFERRED SALES CHARGE. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your Systematic Withdrawal Plan. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund with respect to the Portfolio and it will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to PFPC at least seven business days prior to the end of the month preceding a scheduled payment.


NET ASSET VALUE

--------------------------------------------------------------------------------

         The net asset value for each Series A Share and the Series B Share of the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to its Series A and Series B Shares, respectively, subtracting the liabilities allocable to its Series A and Series B Shares, respectively, and dividing by the respective total number of Series A and Series B Shares outstanding. The net asset values per Series A Share and per Series B Share of the Portfolio are determined independently of the Portfolio's other classes and independently of the Fund's other portfolios. Because the operating expenses of Series B Shares are higher than those associated with Series A Shares, the net asset value per Series A Share of the Portfolio will generally be higher than the net asset value per Series B Share of the Portfolio.

         Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

         The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

         The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Investor Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. The Portfolio's net investment income available for distribution to the holders of Series A Shares and Series B Shares will be reduced by the amount of other expenses allocated to such respective series of the Portfolio's Investor Shares, including fees payable under the Fund's Plan. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless an Institution elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily as a dividend to investors who are Shareholders of the Portfolio at, and whose payment for Share purchases are available to the Portfolio in Federal funds by, the close of business on the day of declaration. All such dividends are paid within ten days after the end of each month and within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.


TAXES

--------------------------------------------------------------------------------

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

         Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

         An investor considering buying shares of the Portfolio on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

         A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

         Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.


DESCRIPTION OF SHARES

--------------------------------------------------------------------------------

         The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 109 classes (22 classes of "Series B Investor Shares" and 29 classes each of "Institutional Shares," "Service Shares" and "Series A Investor Shares") representing interests in the Fund's investment portfolios. This Prospectus describes the Core Fixed Income Portfolio, which is classified as a diversified company under the 1940 Act.
For information regarding other portfolios of the Fund, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

         Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the portfolio and is entitled to such dividends and distributions earned on the portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. Under Massachusetts law, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

         Holders of Investor Shares bear the fees described under "Distribution of Shares" that are paid under the Plan. Similarly, holders of a Portfolio's Service Shares bear the expense of fees described in the prospectus for such shares that are paid under the Fund's Plan. Payments under the Plan with respect to Service Shares will cover expenses relating to the support services provided to beneficial owners of Service Shares by certain institutions. Such services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, institutions may provide one or more of the following services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and other similar services.
In consideration for payment of a service fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the institution and to customer inquiries concerning their investments in Service Shares; providing information periodically to customers showing their positions in Service Shares; and other similar shareholder liaison services. Institutional Shares bear no shareholder servicing or distribution fees. As a result of these different fees, the net asset value and the net yields on the Fund's Institutional Shares will generally be higher than those on the Fund's Service Shares, the net asset value and the net yields on the Fund's Service Shares will generally be higher than those on the Fund's Series A Investor Shares, and the net asset value and the net yields on the Fund's Series A Investor Shares will generally be higher than those on the Fund's Series B Investor Shares if payments by the Portfolios under the Plan are made at the maximum rates. Standardized total return and yield quotations will be computed separately for each class of Shares. Series A and Series B Investor Shares are exchangeable at the option of the holder for Series A and Series B Investor Shares, respectively, in the Fund's other investment portfolios. Series B Investor Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. Series A Investor Shares of the Portfolio are offered to the public at the net asset value per share plus a maximum sales charge of 4.50% of the offering price on single purchases of less than $50,000; the sales charge is reduced on a graduated scale on single purchases of $50,000 or more and certain exemptions from the sales charge may apply. The sales charge does not apply to exchanges of Series A Investor Shares among the Portfolios. Series B Investor Shares are subject to a maximum contingent deferred sales charge of 5.0%. The deferred sales charge decreases over time. Series B Investor Shares may be exchanged for Series B Investor Shares of another investment portfolio of the Fund without the payment of any deferred sales charge at the time the exchange is made. Because Service Shares and Institutional Shares are sold without a sales charge, holders of Service Shares and Institutional Shares have no such exchange privileges.

         On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE RELATE PRIMARILY TO THE FUND'S INVESTOR SHARES AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES, POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES.

OTHER INFORMATION

--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

         Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).

PERFORMANCE INFORMATION

         From time to time, total return and yield data for Series A Shares and Series B Shares of the Portfolio may be quoted in advertisements or in communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares of the same series, and also reflects the maximum sales load charged by the Portfolio. When, however, the Portfolio compares the total return of Shares to that of other funds or relevant indexes, such total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

         The yield of Shares of the Portfolio are computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

         Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman Brothers Aggregate Index, the T-Bill Index and the "stocks, bonds and inflation Index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or returns of Series A Shares and Series B Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

         Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Service Organizations directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                   APPENDIX A

                              PORTFOLIO BENCHMARK

         LEHMAN BROTHERS AGGREGATE INDEX. The Lehman Brothers Aggregate Index is made up of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index and is intended to be representative of the investment grade, publicly issued, fixed-rate, U.S. fixed income market. These indices include fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch Investor's Service. All issues have at least one year to maturity and an outstanding par value of $100 million for U.S. Government issues and $50 million for all others. The Lehman Brothers Government/Corporate Bond Index includes the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index. The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, U.S. Government agencies and quasi-governmental corporations, and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt, as well as Yankee bonds which are dollar denominated, Securities and Exchange Commission registered, public, non-convertible debt obligations issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. The Lehman Brothers Mortgage-Backed Securities Index is comprised of all fixed-rate securities backed by mortgage pools of the GNMA, FNMA and FHLMC. Graduated Payment Mortgages ("GPMs") are included, but Graduated Equity Mortgages ("GEMs") are not. The Lehman Brothers Asset-Backed Securities Index includes all publicly issued, non-callable fixed-rate asset-backed securities (excluding subordinated trenches) backed by automobile, credit card and fixed-rate home equity loans. At December 31, 1994, the Aggregate Index was comprised of 4,854 issues with a market value of $3.9 trillion. It had a duration of 4.67 years as of that date. On a market value basis, the Government, Corporate, Mortgage-Backed and Asset-Backed Indices accounted for 53.85%, 16.03%, 28.89% and 1.23% of the Aggregate Index, respectively.

                                   APPENDIX B

                    CORPORATE BOND, MORTGAGE-BACKED SECURITY
                          AND COMMERCIAL PAPER RATINGS

CORPORATE BONDS AND MORTGAGE-BACKED SECURITIES

         MOODY'S. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated Baa by Moody's are considered by Moody's to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Baa bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         S&P. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and repay principal and differ only in a small degree from issues rated AAA. Bonds rated AAA have the highest rating assigned by S&P, and the capacity to pay interest and repay principal is extremely strong. Bonds rated A by S&P have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         The process of determining ratings for Mortgage-Backed securities by Moody's and S&P includes consideration of the credit quality of the underlying collateral, including any credit support providers, structural and legal aspects associated with the securities, and the likelihood that the payment stream on the mortgage pool is adequate to make payments that investors are entitled to under the securities. Neither of such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor does it address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

COMMERCIAL PAPER

         MOODY'S. Moody's employs the Prime rating for investment grade senior short-term debt obligations. Issuers within the Prime category are given ratings 1, 2 or 3, depending on the relative strengths of certain factors. Issuers rated Prime-1, the highest category, have a superior ability for repayment which will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

         S&P. Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1, the highest category, have a strong degree of safety regarding timely payment.

                                   APPENDIX C

           GENERAL CHARACTERISTICS AND RISKS OF HEDGING TRANSACTIONS

PUT AND CALL OPTIONS

         A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security would generally be designed to protect the Portfolio's holdings in a security against a substantial decline in market value. A call option gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would generally be intended to protect the Portfolio against an increase in the price of a security that it intended to purchase in the future. The Portfolio may also write put and call options. The premium that the Portfolio receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. The Portfolio is authorized to purchase exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

         The Portfolio's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreements with the Portfolios. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolio will engage in OTC Option transactions only with primary United States government securities dealers recognized by the Federal Reserve Bank in New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that will not be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

         The Portfolio may purchase and sell exchange-traded financial futures contracts or purchase and sell put and call options of such futures as a hedge against anticipated interest rate or currency changes. The sale of a futures contract creates an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Typically, investment in futures contracts requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract (but may be higher in some circumstances) and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Investment in options involves payment of a premium for the option without any further obligation on the part of the Portfolio. Accordingly, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Transactions may be settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         The Portfolio will not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of its annual deposits and premiums on open contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
Also, assets consisting of cash, U.S. Government securities or other liquid high-grade debt obligations will be segregated with the custodian and marked to market in an amount equal to the market value of the contract.

GENERAL RISKS OF HEDGING TRANSACTIONS

         Hedging Transactions present certain additional risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's position. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. Losses due to Hedging Transactions will reduce net asset value. The ability of the Portfolio to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured. The Portfolio's ability to enter into Hedging Transactions may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

                                                                                                     The Core Fixed
 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR                                               Income
 MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS                                                        Portfolio
 PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION
 INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING
 MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS
 MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS
 DISTRIBUTOR.  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE                                   Investor
 FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH                                            Class
 OFFERING MAY NOT LAWFULLY BE MADE.


                          -------------------                            Prospectus

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----

 Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . .            ______________, 1995
 Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . .
 Investment Policies . . . . . . . . . . . . . . . . . . . . . . . .
 Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Purchase and Redemption Shares  . . . . . . . . . . . . . . . . . .
 Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . .
 Dividends and Distributions . . . . . . . . . . . . . . . . . . . .
 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Description of Shares . . . . . . . . . . . . . . . . . . . . . . .
 Other Information . . . . . . . . . . . . . . . . . . . . . . . . .

 INVESTMENT ADVISER
 PNC Asset Management Group, Inc.
 Philadelphia, Pennsylvania

 SUB-ADVISER
 BlackRock Financial Management Inc.
 New York, New York

 CO-ADMINISTRATOR
 PNC Mutual Fund Company
 New York, New York

 CO-ADMINISTRATOR AND TRANSFER AGENT
 PFPC Inc.
 Wilmington, Delaware

 CO-ADMINISTRATOR AND DISTRIBUTOR
 Provident Distributors, Inc.
 Radnor, Pennsylvania

 COUNSEL
 Drinker Biddle & Reath
 Philadelphia, Pennsylvania

 INDEPENDENT ACCOUNTANTS
 Coopers & Lybrand, L.L.P.
 Philadelphia, Pennsylvania

                                THE PNC(R) FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                          CORE FIXED INCOME PORTFOLIO


        This Statement of Additional Information provides supplementary information pertaining to shares ("Shares") representing interests in the Core Fixed Income Portfolio (the "Portfolio") of The PNC Fund (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated ____________, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free
(800) 441-7379. This Statement of Additional Information is dated ____________. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                   CONTENTS

                                                                                             Page
                                                                                             ----
THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT ADVISORY, ADMINISTRATION,
 DISTRIBUTION AND SERVICING ARRANGEMENTS  . . . . . . . . . . . . . . . . . . . . . .
PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .
VALUATION OF PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
ADDITIONAL INFORMATION CONCERNING SHARES  . . . . . . . . . . . . . . . . . . . . . .
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         A-1


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE FUND

        The Fund was organized on December 22, 1988 as a Massachusetts business trust. The Portfolio originally commenced operations on December 9, 1992 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust, which was organized as a Maryland corporation. On ______________, 1995 the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

        The Fund also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the distributor at the telephone number stated on the cover page of this Statement of Additional Information.


                              INVESTMENT POLICIES

        The following supplements information contained in the Prospectus concerning the Portfolio's investment policies. A description of applicable credit ratings is set forth in Appendix A hereto. The information below relates only to the Portfolio.


U.S. GOVERNMENT SECURITIES

        U.S. Government securities include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration ("FHA"), the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

        (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality may borrow, to meet its obligations, from the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

        (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.

        Neither the value nor the yield of the Portfolio's shares or of the U.S. Government securities which may be invested in by the Portfolio are guaranteed by the U.S. Government. Such value and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Portfolio will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

        The Portfolio may also purchase "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons or which are certificates representing interests in such stripped debt obligations. Such securities are purchased at a discount from their face amount giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

        The interest rate on such securities is automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

        Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, a number of banks and brokerage firms have separated (stripped) the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account.

MORTGAGE-BACKED SECURITIES

        As discussed in the Prospectus, the Mortgage-Backed securities purchased by the Portfolio evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC and by private issuers, such as depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

        GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

        The GNMA certificates will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage- backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

        FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

        Each FNMA certificate will entitle the registered holder thereof to receive amounts representing such holder's pro-rata interest in scheduled principal payments and interest payments (at such FNMA certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

        Each FNMA certificate will represent a pro-rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; and (iii) adjustable rate mortgage loans.

        FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC certificates.

        FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such FHLMC certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

        FHLMC certificates represent a pro-rata interest in a group of mortgage loans (a "FHLMC certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.

        COLLATERALIZED MORTGAGE OBLIGATIONS. In reliance on a Securities and Exchange Commission ("SEC") interpretation, the Portfolio's investments in certain qualifying collateralized mortgage obligations ("CMOs"), including CMOs that are treated as Real Estate Mortgage Investment Conduits ("REMICs"), are not subject to the limitations in the Investment Company Act of 1940 (the "1940 Act") on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities,
(b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs that do not meet the above requirements, the Portfolio will be subject to the limitations on acquiring interests in other investment companies described in "Investment Restrictions" below.

ILLIQUID SECURITIES

        The Portfolio may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

        Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds, like the Portfolio, do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

        In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

        The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

        Under guidelines adopted by the Board of Trustees pursuant to requirements established by the SEC, BlackRock may determine that restricted securities issued pursuant to Rule 144A under the Securities Act may be liquid. BlackRock will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, BlackRock will consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

OTHER INVESTMENT STRATEGIES

        INTEREST RATE TRANSACTIONS

        The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will deliver an amount of cash, U.S. Government securities or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act.

        The Portfolio will enter into interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by BlackRock. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

        OPTIONS AND FUTURES TRANSACTIONS

        PUT AND CALL OPTIONS. The Portfolio may purchase listed and over-the-counter call and put options ("OTC options") in amounts equaling up to 10% of its total assets. The Portfolio may purchase put options on securities which it holds (or has the right to acquire) in its portfolio to protect itself against a decline in the value of the securities. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Portfolio would incur no additional loss. In addition, the Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Portfolio expired without being sold or exercised, the premium would be lost.

        Because trading interest in options written on Treasury bonds and notes tends to center mostly on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues.
Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

        In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by BlackRock.

     OTC Options pose risks not associated with exchange-traded options. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, because performance of an OTC option is not guaranteed by the Options Clearing Corporation ("OCC") or any other settlement agency, there is a risk of counterparty default. In the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option.

        Exchange-traded options involve certain risks not present in an OTC market. For example, exchanges could impose limits governing the maximum number of positions on the same side of a market or involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

        FUTURES CONTRACTS. As a purchaser of an interest rate futures contract (futures contract), the Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

        The Portfolio may purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If BlackRock anticipates that interest rates may rise and, concomitantly, the price of U.S. Government or other debt securities may fall, the Portfolio may sell a futures contract. If declining interest rates are anticipated, the Portfolio may purchase a futures contract to protect against a potential increase in the price of U.S. Government or other debt securities the Portfolio intends to purchase. In addition, futures contracts may be bought or sold in order to close out a short or long position in a corresponding futures contract.

        Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

        When the Portfolio enters into a futures contract it is initially required to deposit with the custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities equal to approximately 1 to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may change from time to time. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

        Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits into the segregated account, maintained at the custodian for that purpose, of cash, U.S. Government securities or other liquid high-grade debt obligations, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Upon the expiration of the futures contract or the execution of an opposite position by the Portfolio (which will operate to terminate the position in the futures contract), a final determination of variation margin is made. Additional cash is then required to be paid to or released by the broker, and the Portfolio realizes a gain or a loss.

        OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase options on futures contracts for similar purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or upon exercise to close out a long or short position in futures contracts. If, for example, BlackRock wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge.

        CERTAIN RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Portfolio is authorized to enter into futures contracts and related options only for bona fide hedging and duration management purposes. For this purpose, the Commodity Futures Trading Commission ("CFTC") generally defines bona fide hedging as a transaction or position that (i) represents a substitute for a transaction to be made in a physical market, (ii) is economically appropriate to the reduction of risk,
(iii) arises from a potential change in the value of assets owned or to be acquired, and (iv) is intended to offset price risks incidental to cash positions. In addition, with respect to anticipatory long positions, bona fide hedging is defined to mean that either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Portfolio does not own at the time of the transaction, but expects to acquire, the securities underlying the futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) short-term debt obligations and cash set aside by the Portfolio; (b) cash proceeds due to the Portfolio on investments within thirty days; (c) the margin deposited on the contracts; and (d) any unrealized appreciation in the value of the contracts.

        The Portfolio may sell a futures contract to protect against the decline in the value of U.S. Government securities and other debt securities held by the Portfolio. It is possible that the futures market may advance and the value of securities held by the Portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities.

        If the Portfolio purchases a futures contract to hedge against the increase in value of U.S. Government securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

        If the Portfolio maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at the custodian, cash, U.S. Government securities or other liquid high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

        In addition, if the Portfolio holds a long position in a futures contract, it will hold cash, U.S. Government securities or other liquid high grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the

Portfolio by the custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

        Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to effectively hedge its portfolio.

        The Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. In addition, the CFTC and various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a futures contract or related option. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions and restrictions.

        In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by BlackRock.

        While the futures contracts and options transactions to be engaged in by the Portfolio for the purpose of hedging the Portfolio's securities are not speculative in nature, there are risks inherent in the use of such instruments. There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities which are the subject of the hedge. Another risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds.

        If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of U.S. Government securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by BlackRock may still not result in a successful hedging transaction.

        Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

        REPURCHASE AGREEMENTS

        The Portfolio may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans by the Portfolio which are secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). BlackRock will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Board of Trustees. The repurchase price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily.

        The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. In addition, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To help minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

        SECURITIES LENDING

        The Portfolio may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, which currently requires, among other things, that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash or securities issued or guaranteed by the U.S. Government having a value at all times that is at least equal to the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Portfolio will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Portfolio's total assets (including such loans). Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days.

        All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending of securities, subject to review by the Board of Trustees. If the borrower fails to deliver the loaned securities after receipt of notice, the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

        The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such securities, the loan must be called and the securities voted.

ADDITIONAL INVESTMENT LIMITATIONS

        The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

        The Portfolio may not:

        1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

        2. Make short sales, except that the Portfolio may make short sales "against-the box."

        3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued", delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

        4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets, more than 5% of the Portfolio's total assets would then be invested in securities of a single issuer or (ii) 25% or more of the Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry.

        5. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell Mortgage-Backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate.

        6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        7. Make investments for the purpose of exercising control or management.

        8. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

        9. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 50% of the value of the Portfolio's total assets.

        10. Purchase more than 10% of all outstanding voting securities of any one issuer.

        11. Buy or sell commodities contracts, except that the Portfolio may purchase and sell futures contracts and options thereon.

        Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset value will not be considered a violation of such policy.

        In addition, the 1940 Act prohibits the Portfolio from investing its assets in more than 3% or, together with other investment companies having the same investment adviser, more than 10%, of the outstanding voting stock of any closed-end investment company, more than 5% of its total value in any closed-end investment company, or more than 10% of its total value in closed-end companies as a group, unless the investment is acquired pursuant to a plan of reorganization or a SEC approved offer of exchange.

                             TRUSTEES AND OFFICERS

        The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS         POSITION WITH FUND        DURING PAST FIVE YEARS
----------------         ------------------        ----------------------
Philip E. Coldwell            Trustee              Economic Consultant;
Coldwell Financial                                 Chairman, Coldwell
Consultants                                        Financial Consultants;
3330 Southwestern Blvd.                            Director, Maxus Energy
Dallas, TX  75225                                  Corporation (energy
Age: 72                                            products) from 1989 to
                                                   1993; Director or Trustee of
                                                   Temporary Investment Fund,
                                                   Inc., Trust for Federal
                                                   Securities, and Municipal
                                                   Fund for Temporary
                                                   Investment.

Robert R. Fortune             Trustee              Financial consultant;
2920 Ritter Lane                                   Chairman, President and
Allentown, PA  18104                               Chief Executive Officer,
Age: 78                                            Associated Electric & Gas
                                                   Insurance Services Limited
                                                   from 1984 to 1993; Member of
                                                   the Financial Executives
                                                   Institute and American
                                                   Institute of Certified Public
                                                   Accountants;  Director,
                                                   Trustee or Managing General
                                                   Partner of a number of
                                                   investment companies advised
                                                   by PIMC; Director, Prudential
                                                   Utility Fund, Inc.,
                                                   Prudential Structured
                                                   Maturity Fund, Inc. and
                                                   Prudential Income Vertible
                                                   Fund, Inc.


Rodney D. Johnson                 Trustee          President, Fairmount
Fairmont Capital                                   Capital Advisors, Inc.
Advisers, Inc.                                     (financial advisers)
1435 Walnut Street                                 since 1987; Treasurer,
Philadelphia, PA  19102                            North Philadelphia Health
Age: 53                                            System (formerly Girard
                                                   Medical Center) from 1988 to
                                                   1992; Member, Board of
                                                   Education, School District of
                                                   Philadelphia, 1983 to 1988;
                                                   Treasurer, Cascade  Aphasia
                                                   Center,

                                                   1984 to 1988; Director or
                                                   Trustee of Temporary
                                                   Investment Fund, Inc., Trust
                                                   for Federal Securities,
                                                   Municipal Fund for Temporary
                                                   Investment, Municipal Fund
                                                   for California Investors,
                                                   Inc. and Municipal Fund for
                                                   New York Investors, Inc.

G. Willing Pepper(1)          Chairman of          Retired; Chairman of the
128 Springton                  the Board           Board, Specialty
 Lake Road                    and President        Composites Corporation
Media, PA 19063                                    until May 1984;
Age: 86                                            Chairman of the Board, The
                                                   Institute for Cancer Research
                                                   until 1979; Director,
                                                   Philadelphia National Bank
                                                   until 1978; President, Scott
                                                   Paper Company from 1971 to
                                                   1973; Director, Marmon Group,
                                                   Inc. until April 1986;
                                                   Director, Trustee or Managing
                                                   General Partner of a number
                                                   of investment companies
                                                   advised by PIMC.




Anthony M. Santomero          Trustee              Deputy Dean from
310 Keithwood Road                                 1990 to 1994, Richard
Wynnewood, PA  19096                               K. Mellon Professor
Age: 48                                            of Finance since April 1984,
                                                   and Dean's Advisory Council
                                                   Member since July 1984, The
                                                   Wharton School, University of
                                                   Pennsylvania; Associate
                                                   Editor, Journal of Banking
                                                   and Finance since June 1978;
                                                   Associate





--------------------
1.This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                   Editor, Journal of Economics
                                                   and Business since October
                                                   1979; Associate Editor,
                                                   Journal of Money, Credit and
                                                   Banking since January 1980;
                                                   Research Associate, New York
                                                   University Center for
                                                   Japan-U.S. Business and
                                                   Economic Studies since July
                                                   1989; Editorial Advisory
                                                   Board, Open Economics Review
                                                   since November 1990;
                                                   Director, The Zweig Fund and
                                                   The Zweig Total Return Fund;
                                                   Director or Trustee of
                                                   Temporary Investment Fund,
                                                   Inc., Trust for Federal
                                                   Securities, Municipal Fund
                                                   for Temporary Investment, and
                                                   Municipal Fund for California
                                                   Investors, Inc.

David R. Wilmerding, Jr.          Vice-Chairman    President, Gates,
One Aldwyn Center                 of the Board     Wilmerding, Carper &
Villanova, PA  19085                               Rawlings, Inc.
Age: 60                                            (investment advisers)
                                                   since February 1989;
                                                   Director, Beaver Management
                                                   Corporation; Until September
                                                   1988, President, Treasurer
                                                   and Trustee, The Mutual
                                                   Assurance Company; Until
                                                   September 1988, Chairman,
                                                   President Treasurer and
                                                   Director, The Green Tree
                                                   Insurance Company (a
                                                   wholly-owned subsidiary of
                                                   The Mutual Assurance
                                                   Company); Until September
                                                   1988, Director, Keystone
                                                   State Life Insurance Company;
                                                   Director, Trustee or Managing
                                                   General Partner of a number
                                                   of investment

                                                   companies advised by PIMC.

Edward J. Roach                   Treasurer        Certified Public
400 Bellevue Parkway              and Vice-        Accountant; Partner of
Suite 100                         President        the accounting firm of
Wilmington, DE  19809                              Main Hurdman until 1981;
Age: 71                                            Vice Chairman of the Board,
                                                   Fox Chase Cancer Center;
                                                   Trustee Emeritus,
                                                   Pennsylvania School for the
                                                   Deaf; Trustee Emeritus,
                                                   Immaculata College;
                                                   President, Vice President
                                                   and/or Treasurer of a number
                                                   of investment companies
                                                   advised by PIMC.

Morgan R. Jones                   Secretary        Partner in the law
Philadelphia National                              firm of Drinker Biddle &
  Bank Building                                    Reath, Philadelphia,
1345 Chestnut Street                               Pennsylvania.
Philadelphia, PA 19107-3496
Age: 55

        The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Provident Distributors, Inc. ("PDI" or the "Distributor") $5,500 annually and $500 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting (subject to a cap of $6,000 per year for such meeting fees), and pays the Chairman an additional $5,000 annually. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, Provident Capital Management, Inc. ("PCM"), PNC Bank, National Association ("PNC Bank"), BlackRock Financial Management Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. (formerly, MFD Group, Inc.) ("PDI" and, collectively with PFPC, the "Administrators") or the Distributor currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

        The table below sets forth the compensation actually received from the Fund Complex of which the Portfolio is a part by the trustees for the period ended September 30, 1995:



                                                        Pension or                                     Total Compensation
                                  Aggregate             Retirement Benefits    Estimated Annual        from Registrant and
  Name of Person,                 Compensation from     Accrued as Part of     Benefits upon           Fund Complex(1) Paid
  Position                        Registrant            Fund Expenses          Retirement              to Trustees
  ---------------                 ----------                 --------          ----------              -----------
  Philip E. Coldwell, Trustee           $_____                   n/a                    n/a                (3) (2) $_____

  Robert R. Fortune, Trustee            $_____                   n/a                    n/a                (4) (2) $_____

  Rodney D. Johnson, Trustee            $_____                   n/a                    n/a                (5) (2) $_____

  G. Willing Pepper, Chairman           $_____                   n/a                    n/a                (6) (2) $_____
  of the Board and President

  Anthony M. Santomero,                 $_____                   n/a                    n/a                (4) (2) $_____
  Trustee

  David R. Wilmerding, Jr.,             $_____                   n/a                    n/a                (5) (2) $_____
  Trustee


        SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having





--------------------
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.

been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

        The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

        ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by PAMG and BlackRock and the fees received by each of them for such services are described in the Prospectus. As stated in the Prospectus, PIMC may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses. In addition, if the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of the Fund, there were no state expense limitations more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1 1/2% of average annual net assets in excess of $100 million.

        PAMG renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement. BlackRock renders sub-advisory services to the Portfolio pursuant to a Sub-Advisory Agreement. The Advisory and Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

        Under the Advisory Contracts, PAMG and BlackRock are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PAMG or BlackRock in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts is terminable as to the Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to PIMC or BlackRock, as the case may be. PAMG or BlackRock may also terminate their advisory relationship with respect to the Portfolio, on 60 days' written notice to the Fund. Each of the Advisory Contracts terminates automatically in the event of its assignment.

        The Predecessor Portfolio was also advised by BlackRock. For the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, the BlackRock waived its entire investment advisory fees in the amounts of $56,894, $34,010 and $24,761, respectively, and reimbursed expenses amounting to $137,364, $137,179 and $0, respectively.

        ADMINISTRATION AGREEMENTS. The Fund has entered into a Co-Administration Agreement with PMFCO and a separate Administration Agreement with PFPC and PDI (the "Administration Agreements"). The Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

        The Administration Agreements provide that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

        The Predecessor Portfolio received administrative services from State Street Bank and Trust Company ("State Street"). During the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, the Predecessor Portfolio paid $73,257, $_______ and $_______, respectively, in administrative fees to State Street pursuant to the prior administration agreement. In addition, during the fiscal year ended June 30, 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, State Street waived $32,500 and $3,701, respectively, in administrative fees.

        CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company and Barclays Bank PLC serve as the Fund's sub-custodians.

        For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of- pocket expenses and certain transaction charges.

        PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in the Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for the Portfolio, plus disbursements.

        DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

        The Distributor and PMFCO are entitled to payments by each class of Series A Investor Shares and Series B Investor Shares. The Fund's Amended and Restated Distribution and Service Plan ("the Plan") provides, among other things, that: (i) the Distributor shall submit quarterly reports to the Board of Trustees regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees;
(iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan ("12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class; and
(v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of such non-interested trustees.

        The Plan is terminable as to any class of Shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such respective classes. Similarly, any agreement entered into pursuant to the Plan with a Service Organization is terminable as to a class without penalty, at any time, by the Fund or by the Service Organization upon written notice to the other. Each such agreement will terminate automatically in the event of its assignment.

        Amounts payable under the Plan may be used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Shares.

        Service Organizations and other broker/dealers receive commissions for selling Series B Shares, which are paid at the time of the sale. These commissions approximate the commissions payable with respect to sales of Series A Shares. A portion of the fees payable under the Plan (at an annual rate of
 .75% of the average daily net asset value of the Portfolio's outstanding Series B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Series B Shares are redeemed prior to the expiration of the six year period, after which Series B Shares automatically convert to Series A Shares. To provide funds for the payment of up-front sales commissions, the Distributor has entered into an agreement with PNC Investment Corp. ("PNCIC"), an affiliate of the Fund's adviser, which provides funds for the payment of commissions and other fees payable to Service Organizations and broker/dealers who sell Series B Shares. Under the terms of that agreement, the Distributor has sold and assigned to PNCIC the fees which may be payable from time to time to the Distributor under the Series B Distribution Plan and the contingent deferred sales charges payable to the Distributor with respect to Series B Shares.

        Service Organizations may charge their clients additional fees for account services.

        As stated in the Prospectus the Fund intends the Portfolio to enter into service agreements with institutions pursuant to which institutions will render certain support services to their customers who are the beneficial owners of Shares ("Customers"). Such services will be provided to Customers who are the beneficial owners of Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Shares owned beneficially by their Customers, institutions may provide one or more of the following services to such Customers: processing purchase and redemption requests from Customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of Customers; providing sub- accounting with respect to Shares beneficially owned by Customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of a service fee, on an annual basis, of up to a separate .15% (.25% for Series A and Series B Investor Shares) of the average daily net asset value of Shares owned beneficially by their Customers, institutions may provide one or more of these additional services to such Customers: responding to Customer inquiries relating to the services performed by the institution and to Customer inquiries concerning their investments in Service Shares;

providing information periodically to Customers showing their positions in Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Shares should read the Prospectus in light of the terms and fees governing their accounts with institutions.


                             PORTFOLIO TRANSACTIONS

        In executing portfolio transactions, the adviser and sub-adviser seek to obtain the best price and execution for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-adviser generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

        The Portfolio has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-adviser under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

        For the fiscal years ended June 30, 1995 and 1994 and for the period December 9, 1992 (commencement of operations) through June 30, 1993, the Predecessor Portfolio paid no brokerage commissions.

        Over-the-counter issues, including U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

        Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

        Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions involving money market instruments. In seeking to implement this policy of the Portfolio, the adviser and sub-adviser will effect transactions involving money market instruments with those dealers they believe provide the most favorable prices and are capable of providing efficient executions.

        The adviser or sub-adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of the particular commercial paper.

        Investment decisions for the Portfolio and for other investment accounts managed by the adviser or sub-adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

        The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. For the fiscal years ended June 30, 1995 and 1994, the portfolio turnover rates for the Predecessor Portfolio were 435% and 722%, respectively.

        The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1994, the following Portfolios held the following securities: (a) Money Market
Portfolio: variable rate obligations of Goldman Sachs Group L.P., Lehman Brothers Holdings, Inc. and Morgan Stanley Group in the principal amounts of $47,000,000, $50,000,000 and $29,998,328, respectively; medium-term note of
Morgan Stanley Group in the principal amount of $15,000,000; and repurchase agreements with Kidder, Peabody & Co., Morgan Stanley & Co. and PaineWebber Group in the principal amounts of $100,000,000, $65,000,000 and $10,000,000, respectively; (b) Government Money Market Portfolio: repurchase agreements with Kidder, Peabody & Co. and Morgan Stanley & Co. in the principal amounts of $9,058,000 and $70,000,000, respectively; (c) Managed Income Portfolio: corporate bonds and variable rate obligations of Morgan Stanley Group in the principal amounts of $4,925,000 and $10,000,000, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $3,730,680; (d) Short-Term Bond Portfolio: corporate bonds of Lehman Brothers, Inc. and Merrill Lynch Co., Inc. in the principal amounts of $992,500 and $956,250, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $932,670; Intermediate-Term Bond Portfolio: corporate bonds of Lehman Brothers Holdings, Inc. in the principal amount of $975,000; and Index Equity Portfolio: common stock of Merrill Lynch & Co., Inc. and Salomon, Inc. in the principal amounts of $380,875 and $280,450, respectively.

                      PURCHASE AND REDEMPTION INFORMATION

        COMPUTATION OF PUBLIC OFFERING PRICE FOR SERIES A INVESTOR SHARES OF THE PORTFOLIO. An illustration of the computation of the public offering price per Series A Investor Share of the Portfolio, based on the value of the Predecessor Portfolio's net assets as of June 30, 1995 follows:


                                                      CORE FIXED
                                                      INCOME
                                                      PORTFOLIO
                                                      ---------
Net Assets . . . . . . . . . . . . . . . . . . . . $32,190,804
Outstanding
 Shares. . . . . . . . . . . . . . . . . . . . . .   3,267,452
                                                   ===========

Net Asset Value
 Per Share . . . . . . . . . . . . . . . . . . . . $      9.85
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share). . . . . . . . . . . . . . . . . $      0.46
                                                    ----------

Offering to Public . . . . . . . . . . . . . . . . $     10.31
                                                   ===========


        Series B Investor Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received. Series B Investor Shares of the Portfolio are subject to a contingent deferred sales charge which is payable on redemption of such Series B Investor Shares.

        Service and Institutional Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received.

        EXCHANGE PRIVILEGE.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

        A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Series A Investor Shares and Series B Investor Shares, respectively, of the Portfolio.

        INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Series A Shares of the Portfolio at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectus. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

         i)      any Portfolio of the Fund; and

        ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

                 a) that company and the Fund have a common investment adviser or distributor; or

                 b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.

        MISCELLANEOUS. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

        Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which

(as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

        In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.


                       VALUATION OF PORTFOLIO SECURITIES

        In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

                            PERFORMANCE INFORMATION

        TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements or in communications to shareholders, performance may be stated in terms of total return. The total return for each class of the Portfolio will be calculated independently of the other classes within the Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                                         1/n
                                    ERV
                         T =     [(-----)  - 1]
                                     P
                 Where:  T =      average annual total return.

                      ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                         P =      hypothetical initial payment of $1,000.

                         n = period covered by the computation, expressed in terms of years.

        In calculating the ending redeemable value for Series A Investor Shares of the Portfolio, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Series B Investor Shares of the Portfolio, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

        The Predecessor Portfolio offered and sold only one class of shares. Based on the foregoing calculation, the average annual total return for the Predecessor Portfolio for periods ended June 30, 1995 were as follows:

                                                                  Average Annual Total Return
                                                                  ----------------------------

                                                For the Year       For the 5
                                                   ended          years ended         Since commencement of
  Portfolio                                       6/30/95           6/30/95                operations  (1)
  ---------                                       -------           -------            --------------------
  Predecessor Portfolio                            12.44%             N/A                    7.17%

-------------------------------
        (1)      Commenced operations on December 9, 1992.

        Each class of the Portfolio may also from time to time include in advertisements and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of the Portfolio's shares with other performance measures. For example, in comparing the total return of the Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Lehman Brothers Aggregate Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Portfolio does not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end or deferred sales charges, respectively, charged to purchasers of Series A and Series B Investor Shares, respectively. The Series A and Series B Investor classes of the Portfolio will, however, disclose the maximum applicable sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

        YIELD. The Portfolio may advertise its yield on its Service, Series A Investor, Series B Investor and Institutional Shares. Under the rules of the SEC, the Portfolio must calculate yield using the following formula:

                             a-b     6
                 YIELD = 2[(----- +1)  - 1]
                             cd

                 Where:  a =     dividends and interest earned during  the
                                 period.

                         b = expenses accrued for the period (net of reimbursements).

                         c =     the average daily number of shares
                                 outstanding during the period that
                                 were entitled to receive dividends.

                         d = the maximum offering price per share on the last day of the period.

        For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

        With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

        With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

        Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Series A Investor Shares of the Portfolio, the Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently 4.50% of the per share offering price.

        The annualized yield information for the 30-day period ended June 30, 1995 for the Predecessor Portfolio was as follows:

                 Portfolio                                 Yield
                 Predecessor Portfolio                     6.63%

        OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in the Portfolio.

        MISCELLANEOUS. Yields on shares of the Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Authorized Dealers, Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolio.

        The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in the Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of the Portfolio's adviser and/or sub-adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Portfolio. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                     TAXES

        The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

        The Portfolio will elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

        In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including securities and forward foreign currency exchange contracts, but only to the extent that such contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to the Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by the Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

        In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

        Distributions of investment company taxable income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

        The Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

        In the case of corporate shareholders, distributions (other than capital gain dividends) from the Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

        Ordinary income of individuals will be taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%, but at marginal rates of 39% for taxable income between $100,000 and $335,000. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

        Generally, futures contracts held by the Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

        Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolio, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolio. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

        If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

        A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

        The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

        Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolio each year.

        The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

        Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                    ADDITIONAL INFORMATION CONCERNING SHARES

        Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

        There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

        The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                                 MISCELLANEOUS

        COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel.

        INDEPENDENT ACCOUNTANTS. Coopers & Lybrand, L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

        FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on September 29, 1995 owned of record or beneficially 5% or more of the outstanding shares of the Portfolio was as follows:

Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 6.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.1%; Government Money Market Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 76.5%; PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 5.0%; Municipal Money Market Portfolio: PNC Bank Pittsburgh, 960 Ft.

Duquesne Blvd., Pittsburgh, PA 15222, 12.1%; PNC Bank Ohio, 201 E.
Fifth St., Cincinnati, OH 45202, 8.1%; PNC Bank, Saxon and Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 73.1%; Ohio Municipal Money Market Portfolio:
BHC Securities, 2005 Market St., Phila., PA 19103, 26.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 58.9%; North Carolina Municipal Money Market
Portfolio: Branch Banking & Trust Company, P.O. Box 1847, Wilson, N.C. 27893, 5.6%; Centura Bank, P.O. Box 1220, Rocky Mount, NC 27802, 13.1%; United Carolina Bank Whiteville, P.O. Drawer 632, Whiteville, NC 28472, 22.3%; First Charter National Bank, P.O. Box 228, Concord, NC 28926, 13.1%; McWood & Co., First Citizens Bank, P.O. Box 29522, Raleigh, NC 27626, 13.0%; North Carolina Trust Co., 301 North Elm St., Greensboro, NC 27402, 17.0%; Pennsylvania Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.3%;
Virginia Municipal Money Market Portfolio: Oldom & Co., First Virginia Bank Inc., 6400 Arlington Blvd., Falls Church, VA 22042, 77.4%; Warritrust & Company, F&M Bank, P.O. Box 93, Warrenton, VA 22186, 5.8%; Piedmont Company, Piedmont Trust Bank, P.O. Box 4751, Martinsville, VA 24115, 9.9%; Managed Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.3; Tax-Free Income Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 15.5%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 41.5%; Ohio Tax-Free Income Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 32.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.6%; Pennsylvania Tax-Free Income: BHC Securities, 100 N. 20th St., Phila., PA 19103, 46.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 24.9%;
Intermediate Government Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.2%; Short-Term Bond Portfolio: Medical Practice Account, 1020 Walnut St., Phila., PA 19107, 14.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 83.7%; Intermediate-Term Bond Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.9%; Government Income Portfolio:
BHC Securities, 100 N. 20th St., Phila., PA 19103, 20.3%; International Emerging Markets Portfolio: First Charter National Bank, P.O. Box 228, Concord, NC 28026, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 88.7%;
Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 96.4%; Index Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.5%; Small Cap Value Equity Portfolio: BHC Securities, 100
N. 20th St., Phila., PA 19103, 5.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 81.6%; International Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.6%; Balanced Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 24.9%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.5%; Value Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.1%; Small Cap Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 90.1%; and Core Equity

Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 98.1%.

        On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

        BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PIMC, BlackRock, PCM, PEAC, PMFCO, PFPC and PNC Bank are subject to such banking laws and regulations.

        PIMC, BlackRock, PCM, PEAC, PMFCO, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

        SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

        THE FUND'S NAME. PNC Bank Corp. is the owner of the registered service mark "PNC." The Fund has entered into a licensing agreement with respect to its non-exclusive use of "PNC," under which it has agreed not to claim any interest to the name "PNC" except under the agreement. The license will terminate if it is breached by the Fund or if neither PIMC nor any of PNC Bank Corp.'s affiliates continues as the investment adviser or manager of the Fund.


                              FINANCIAL STATEMENTS

        The audited financial statements for the Predecessor Portfolio contained in its Annual Report to Shareholders dated June 30, 1995 are incorporated by reference in this Statement of Additional Information. No other parts of the Annual Report are incorporated by reference herein. Additional copies of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.


                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuer does not fall within any of the Prime rating categories.

                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D- 2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker- dealers. The following summarizes the ratings used by Thomson BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by the highest capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                 "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                 "CI" - This rating is reserved for income bonds on which no interest is being paid.

                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

        The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long- term debt ratings:

                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                 "D" - This designation indicates that the long-term debt is in default.

                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                                                 EXHIBIT (17)(v)




THE BFM INSTITUTIONAL TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
JUNE 30, 1995

THE BFM INSTITUTIONAL TRUST INC.
THE SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                                          VALUE
     (000)                                      DESCRIPTION                                        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
                  LONG-TERM INVESTMENTS - 98.5%
                  MORTGAGE PASS-THROUGHS -  51.1%
                  Federal Home Loan Mortgage Corporation,
 $    916           6.11%, 05/01/24, 1 year CMT (ARM).........................................   $   925,247
      980           7.00%, 08/01/99 - 04/01/00................................................       989,801
      726           7.25%, 10/01/03 - 06/01/08................................................       728,249
      358           7.38%, 03/01/06, Multi-family.............................................       358,738
    1,625           8.00%, 11/01/03 - 10/01/17................................................     1,672,998
      244           8.25%, 06/01/03 - 02/01/08................................................       250,975
      380           8.75%, 01/04/13...........................................................       400,052
      147           8.80%, 07/03/95, 3 year CMT (ARM).........................................       148,810
    1,335           9.25%, 12/01/08...........................................................     1,420,386
                  Federal National Mortgage Association,

      987           5.81%, 01/01/25, 6 month LIBOR (ARM)......................................       989,465
      996           6.10%, 02/01/25, 6 month CD (ARM).........................................     1,017,501
    1,086           6.25%, 01/01/21, 1 year CMT (ARM).........................................     1,080,020
    2,212           6.00%, 11/01/02...........................................................     2,174,673
    1,065           6.58%, 07/03/95, 1 year CMT (ARM).........................................     1,070,492
      967           6.61%, 12/01/24, 1 year CMT (ARM).........................................       987,375
      900           7.61%, Trust 1995-W2, Class A1, 05/25/22..................................       910,125
      232           7.85%, 05/01/18, 3 year CMT (ARM).........................................       234,614

                  Government National Mortgage Association,

      735           6.50%, 05/20/25, 1 Year CMT (ARM).........................................       743,498
    3,211           6.75%, 06/20/22, 1 year CMT (ARM).........................................     3,277,512
    3,288           7.50%, 03/20/25, 1 year CMT (ARM).........................................     3,369,212
                                                                                                 -----------
                                                                                                  22,749,743
                                                                                                 -----------
                  MULTIPLE CLASS MORTGAGE PASS-THROUGHS -23.0%
      357         Collateralized Mortgage Securities Corporation,
                      Collateralized Mortgage Obligation, Series 1, Class 2, 05/01/13.........       362,487

                  Federal National Mortgage Association,
    1,663            Trust 1989-18, Class 18-B, 01/25/04......................................     1,716,595
    1,061            Trust 1990-60, Class 60-J, 06/25/17......................................     1,067,932
    1,500            Trust 1993-175, Class 175-PK, 02/25/95...................................     1,481,481
      450         KP Mortgage Assets Trust,
                     Collateralized Mortgage Obligation, Series 14, Class 14B, 09/01/14.......       455,686
      682         Nomura Asset Securities Corporation,
                     Mortgage Pass-Through Certificates, Series 1994-3,.......................       681,055
                     Class A-1, 07/25/24
    1,350         Resolution Trust Corporation,
                     Series 1992-9, Class-A2B, 07/25/29.......................................     1,359,887


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                                          VALUE
     (000)                                      DESCRIPTION                                        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
                  MULTIPLE CLASS MORTGAGE PASS-THROUGHS - (CONT.)
$     436         Salomon Brothers Mortgage Securities VII Incorporated,
                     Series 1993-5, Class A2, 10/25/23........................................   $   435,186
      757         Security Mortgage Acceptance Corporation,
                     Series B, Class 3, 11/01/06..............................................       770,425
                  Small Business Administration Guaranteed Loan,
      937            03/25/16,  (ARM).........................................................       954,239
      919            07/25/16,  (ARM).........................................................       935,470
                                                                                                 -----------
                                                                                                  10,220,443
                                                                                                 -----------
                  ASSET-BACKED SECURITIES - 6.6%
    1,500         Colonial Credit Card Trust,
                    Series 1992-A, Class A, 6.80%.............................................     1,507,500
      600         First Chicago Master Trust,
                    Series 1991-D, Class A, 8.40%.............................................       611,250
      800         National Credit Card Trust,
                    Series 1989-4, Class A, 9.45%.............................................       821,411
                                                                                                 -----------
                                                                                                   2,940,161
                                                                                                 -----------

                  U.S. GOVERNMENT SECURITIES - 17.8%
                  U.S. Treasury Notes,
    3,000           6.13%, 5/15/98............................................................     3,019,681
    3,500 (a)       6.25%, 5/31/00............................................................     3,537,170
      955           6.88%, 3/31/00............................................................       988,425
      365           7.75%, 12/31/99...........................................................       389,696
                                                                                                 -----------
                                                                                                   7,934,972
                                                                                                 -----------
                  Total  Investments -98.5%
                    (cost $43,661,417 ).......................................................    43,845,319

                  Other assets in excess of liabilities  - 1.5% (b)...........................       640,913
                                                                                                 -----------
                  NET ASSETS  - 100%..........................................................   $44,486,232
                                                                                                 ===========
--------------------------------------------------------------------------------------------------------------


(a) Partial principal amount pledged as collateral for reverse repurchase agreements.

(b) Partial principal amount of receivable for investments sold pledged as collateral for reverse repurchase agreements.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

       ARM:           Adjustable Rate Mortgage.
       CD:            Certificate of Deposit.
       CMT:           Constant Maturity Treasury.
       LIBOR:         London International Bank Offering Rate.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE CORE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995
-----------------------------------------------------------------------------------------------------------------------
               PRINCIPAL
RATING*         AMOUNT                                                                                       VALUE
(UNAUDITED)      (000)                              DESCRIPTION                                            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
                             LONG-TERM INVESTMENTS - 96.7%
                             MORTGAGE PASS-THROUGHS - 39.5%
                             Federal Home Loan Mortgage Corporation,
               $1,500           7.50%, 01/01/99.....................................................     $ 1,504,680
                  616           7.55%, 09/01/23, 1 year CMT (ARM)...................................         628,556
                2,139           8.00%, 11/01/15 - 06/01/25..........................................       2,183,107
                             Federal Housing Administration,
                   99           East Point Chelsea, 10.23%, 05/01/33................................         105,191
                  220           Greystone, Series 1994-1, 8.93%, 06/01/20...........................         231,459
                             Federal National Mortgage Association,
                  100           6.50%  Series 1994-M1, Class B, Multi-family, 10/25/03..............          98,969
                  333           7.50%, 02/01/09.....................................................         342,246
                  251           8.00%, 09/01/09 - 06/01/17..........................................         260,488
                1,210           9.00%, 06/01/24 - 02/01/25..........................................       1,266,361
                             Government National Mortgage Association,
                  587           6.50%, 04/20/25, 1 year CMT (AMT)...................................         593,739
                  243           7.00%, 02/20/25, 1 year, CMT (ARM)..................................         247,625
                2,646           7.50%, 01/15/23 - 05/15/25..........................................       2,659,231
                  500           8.00%, 01/01/99.....................................................         511,875
                  646           8.50%, 01/15/10 - 04/15/17..........................................         674,491
                  144           9.00%, 11/15/17.....................................................         151,963
                  486           9.00%, Project Pool 275130, 10/15/24................................         504,025
                  621           9.50%, Project Pool 302733, 11/15/26................................         651,184
                   44           10.50%, 01/15/16....................................................          48,211
                   23           11.00%, 05/15/16 - 09/20/19.........................................          25,594
                   10           11.50%, 07/15/13....................................................          10,988
                   12           12.00%, 01/15/13 - 03/15/15.........................................          13,146
                    2           12.50%, 04/15/13....................................................           1,713
                                                                                                         -----------
                                                                                                          12,714,842
                                                                                                         -----------

                             MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 3.0%
                             Federal National Mortgage Association, REMIC
                                Pass-Through Certificates,
                   19           Trust 1992-87, Class 87-C, 08/25/16.................................          18,907
                    4           Trust 1991-01, Class 1L, 01/25/21, (I)..............................         118,529
                   97        First Boston Company Mortgage Securities Trust, Collateralized
                                Mortgage Obligation, Series 2, Class A3, 08/20/17...................          99,242


See Notes to Financial Statements

THE BFM INSTITUTIONAL TRUST INC.
THE CORE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995
----------------------------------------------------------------------------------------------------------------------
               PRINCIPAL
  RATING*       AMOUNT                                                                                        VALUE
(UNAUDITED)      (000)                              DESCRIPTION                                             (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                             MULTIPLE CLASS MORTGAGE PASS-THROUGHS - (CONT.)
               $  104        Salomon Brothers Mortgage Secs VII Incorporated,
                                Series 1994-9, Class A6, 07/25/24...................................        $ 98,762
                  171        Salomon Brothers Mortgage Trust,
                                Series 1987-3, Class A , 10/23/17 (P)...............................         122,617
                  481        Smith Barney Mortgage Capital Trust IV,
                                Collateral Mortgage Obligation, Series 1,
                                Class 1Z, 09/01/18..................................................         511,812
                                                                                                            --------
                                                                                                             969,869
                                                                                                             -------

                             COMMERCIAL MORTGAGE-BACKED SECURITY - 0.4%
                  119        First Boston Mortgage Securities Corporation,
                                6.75%, Series 1993-M1, Class 1A, 09/25/06...........................         116,959
                                                                                                            --------

                             CORPORATE BONDS - 15.0%
                             FINANCE - 8.9%
A+                100        American Gen. Fin. Corporation,
                                8.50%, 8/15/98......................................................         105,753
                             Associates Corp. of North America,
A+                100           6.25%, 3/15/99......................................................          99,360
AA-                60           6.75%, 7/15/97......................................................          60,513
A+                350        Ford Motor Credit Company,
                                7.75%, 3/15/05......................................................         370,279
A-                100        ITT Financial Corporation,
                                8.85%, 7/15/05......................................................         116,670
A+                300        Liberty Mutual Capital Corporation,
                                8.50%, 5/15/25......................................................         304,673
A+                300        Morgan Stanley Group Incorporated, Debenture,
                                7.50%, 2/01/24......................................................         280,350
BBB               275        Nabisco Incorporated,
                                7.55%, 6/15/15......................................................         272,860
BBB+              150        Paine Webber Group, Incorporated,
                                8.88%, 3/15/05......................................................         163,399
A                 400        Prudential Insurance Company of America,
                                8.30%, 7/01/25......................................................         397,241
AA                350        Republic of Italy,
                                6.88%, 9/27/23......................................................         312,277
BBB               100        Shawmut Bank of Connecticut NA,
                                8.63%, 2/15/05......................................................         110,415


See Notes to Financial Statements

THE BFM INSTITUTIONAL TRUST INC.
THE CORE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995
---------------------------------------------------------------------------------------------------------------------------
               PRINCIPAL
  RATING*       AMOUNT                                                                                       VALUE
(UNAUDITED)      (000)                              DESCRIPTION                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                             FINANCE - (CONT.)
                             Smith Barney Holdings, Incorporated,
A-              $ 100           5.38%, 6/01/96......................................................      $   99,112
A-                 50           5.50%, 1/15/99......................................................          48,276
A-                100        Southtrust Bank Atlanta Georgia N A, Tranche SB 00001,
                                7.74%, 5/15/25......................................................         105,750
                                                                                                          ----------
                                                                                                           2,846,928
                                                                                                          ----------

                             INDUSTRIALS - 3.2%
A                 150        American Home Products Corporation,
                                7.90%, 2/15/05......................................................         161,092
A                 100        Caterpillar Financial Services,
                                8.72%, 7/21/97......................................................         104,690
A3                 50        CSX Corporation, Debenture,
                                8.63%, 5/15/22......................................................          56,608
AA-               105        Du Pont E I De Nemours and Company,
                                7.50%, 3/01/33......................................................         102,291
A                 100        Ford Capital Bv.,
                                9.13%, 4/08/96......................................................         102,038
                             General Motors Corporation,
BBB+              150           5.70%, 12/22/97.....................................................         147,075
BBB+              350           7.63%,   5/05/03....................................................         362,890
                                                                                                          ----------
                                                                                                           1,036,684
                                                                                                          ----------

                             UTILITY - 0.1%
BBB                50        Texas Utilities Electric Company, 1st Mortgage,
                                7.38%, 10/01/25.....................................................          47,503
                                                                                                          ----------

                             SOVEREIGN & PROVINCIAL - 2.8%
AA                100        African Development Bank,
                                9.50%, 12/15/95.....................................................         101,553
AA+               100        British Columbia Hydro and Power,
                                15.50%, Series FF, 11/15/11.........................................         117,962
A+                100        Hydro Quebec,
                                8.05%, 7/07/24......................................................         108,440
BBB+              200        Newfoundland and Labrador Province,
                                8.65%, 10/22/22.....................................................         220,863
A+                350        Quebec Province Canada,
                                7.50%, 7/15/23......................................................         340,185
                                                                                                          ----------
                                                                                                             889,003
                                                                                                          ----------


See Notes to Financial Statements

THE BFM INSTITUTIONAL TRUST INC.
THE CORE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995
---------------------------------------------------------------------------------------------------------------------------
                PRINCIPAL
  RATING*        AMOUNT                                                                                       VALUE
(UNAUDITED)       (000)                              DESCRIPTION                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                             ASSET-BACKED SECURITIES - 11.9%
               $   800       Community Program Loan Trust,
                                Series 1987-A, Class A4, 4.50%....................................        $  675,000
                   439       EQCC Home Equity Loan Trust,
                                Series 1994-1, Class B, 5.75%.....................................           418,855
                             Green Tree Financial Corporation,
                   400          Series 1993-1, Class A-3, 6.90%...................................           400,500
                   200          Series 1994-5, Class A4, 7.95%....................................           216,336
                   700          Series 1994-D, Class M2, 9.05%....................................           754,031
                   500       MBNA Master Credit Card Trust II,
                                Series 1995 C, Class A, 6.45%.....................................           491,016
                   300       Merrill Lynch Mortgage Investors Incorporated,
                                Series 1993-A3, Class D, 7.75%....................................           309,516
                   350       National Credit Card Trust,
                                Series 1989-4, Class A, 9.45%.....................................           359,367
                   200       Standard Credit Card Master Trust,
                                Series 1995-1, Class A, 8.25%.....................................           219,156
                                                                                                          ----------
                                                                                                           3,843,777
                                                                                                          ----------

                             STRIPPED MORTGAGE-BACKED SECURITY - 1.2%
                   505       Federal National Mortgage Association,
                                Trust 1989-16, Class 16-B , 03/25/19 (P/O)                                   382,421
                                                                                                          ----------

                             U.S. GOVERNMENT SECURITIES - 25.7%
                             U.S. Treasury Bonds,
                   380          7.13%, 2/15/23....................................................           400,364
                   530          7.50%, 11/15/24...................................................           587,306
                   305          7.63%, 2/15/25....................................................           344,458
                   435          8.75%, 8/15/20....................................................           540,148

                             U.S. Treasury Notes,
                    95          6.25%, 5/31/00....................................................            96,009
                   330          6.63%, 3/31/97....................................................           334,280
                   640          6.75%, 4/30/00....................................................           659,399
                   425          7.25%, 11/30/96...................................................           433,037
                   225          7.25%, 2/15/98....................................................           232,382
                 2,100          7.50%, 1/31/97....................................................         2,152,164
                   100          7.50%, 11/15/01...................................................           107,344
                 1,432          7.50%, 2/15/05....................................................         1,559,319


See Notes to Financial Statements

THE BFM INSTITUTIONAL TRUST INC.
THE CORE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995
-----------------------------------------------------------------------------------------------------------------------
               PRINCIPAL
  RATING*       AMOUNT                                                                                       VALUE
(UNAUDITED)      (000)                              DESCRIPTION                                            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT SECURITIES - (CONT.)
                              U.S. Treasury Notes,
               $  270            7.75%, 1/31/00...................................................       $   288,479
                  495            7.88%, 11/15/04..................................................           551,306
                                                                                                         -----------
                                                                                                           8,285,995
                                                                                                         -----------

                              Total long-term Investments
                                 (cost $30,728,604)...............................................        31,133,981
                                                                                                         -----------

                              SHORT-TERM INVESTMENT - 13.8%
                              REPURCHASE AGREEMENT
                4,430         Lehman Brothers Inc., 6.15%, dated 6/29/95, due 7/03/95 in the amount of $4,432,270 (cost $4,430,000; collateralized by
                                 $4,125,000 U.S. Treasury Bond, 7.88%, 11/15/07, value of
                                 $4,561,670)......................................................         4,430,000
                              Total Investments  -110.5%
                                 (cost $35,158,604 )..............................................        35,563,981
                              Liabilities in excess of other assets - (10.5%).....................        (3,373,177)
                                                                                                         -----------
                              NET ASSETS - 100%...................................................       $32,190,804
                                                                                                         ===========
-----------------------------------------------------------------------------------------------------------------------

 * Using the higher of Standard & Poor's or Moody's rating.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

           AMT:       Alternative Minimum Tax.
           ARM:       Adjustable Rate Mortgage.
           CMT:       Constant Maturity Treasury.
           I:         Denotes a CMO with interest only characteristics.
           P/O:       Principal Only.
           P:         Denotes a CMO with principal only characteristics.
           REMIC:     Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


See Notes to Financial Statements

THE BFM INSTITUTIONAL TRUST INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1995

-----------------------------------------------------------------------------------------------------
                                                                   THE SHORT          THE CORE FIXED
                                                               DURATION PORTFOLIO    INCOME PORTFOLIO
                                                               ------------------    ----------------
ASSETS
Investments, at value (cost $43,661,417 and
     $35,158,604, respectively) (Note 1)....................       $43,845,319          $35,563,981
Cash........................................................           637,685                2,695
Receivable for investments sold.............................        13,361,558                 --
Interest receivable.........................................           395,772              385,289
Deferred organization expenses and
   other assets (Note 1)....................................            47,610               28,161
                                                                   -----------          -----------
                                                                    58,287,944           35,980,126
                                                                   -----------          -----------

LIABILITIES

Reverse repurchase agreements (Note 4)......................        11,213,775                 --
Payable for investments purchased...........................         2,521,918            3,734,414
Custodian fee payable.......................................            12,481                5,431
Dividends payable...........................................             8,901               23,595
Other.......................................................            44,637               25,882
                                                                   -----------          -----------
                                                                    13,801,712            3,789,322
                                                                   -----------          -----------

NET ASSETS..................................................       $44,486,232          $32,190,804
                                                                   ===========          ===========

Net assets were comprised of:

     Common stock, at par (Note 5)..........................       $       452          $       327
     Paid-in capital in excess of par.......................        44,796,243           31,983,880
                                                                   -----------          -----------
                                                                    44,796,695           31,984,207
     Undistributed net investment income....................             1,901                 --
     Accumulated net realized loss..........................          (496,266)            (198,780)
     Net unrealized appreciation

         on investments.....................................           183,902              405,377
                                                                   -----------          -----------

     Net assets, June 30, 1995..............................       $44,486,232          $32,190,804
                                                                   ===========          ===========

Net asset value per share...................................       $      9.83          $      9.85
                                                                   ===========          ===========

Total shares outstanding at end of period...................         4,524,485            3,267,452

-----------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 1995

-------------------------------------------------------------------------------------------------------------------
                                                                        THE SHORT                THE CORE FIXED
                                                                    DURATION PORTFOLIO          INCOME PORTFOLIO
                                                                    ------------------          ----------------
NET INVESTMENT INCOME

Income
    Interest (net of premium amortization of $47,371
       and $26,160 and interest expense of $51,298
       and $7,093, respectively)................................            $2,277,815                  $1,165,125
                                                                            ----------                  ----------

Expenses
    Investment advisory.........................................               102,707                      56,894
    Administration..............................................                69,234                      73,257
    Custodian...................................................                62,960                      57,896
    Transfer agent..............................................                30,616                      32,792
    Registration................................................                13,000                      16,500
    Amortization of deferred organization expenses..............                23,112                      11,512
    Audit.......................................................                25,300                      16,750
    Legal.......................................................                10,200                       4,500
    Printing....................................................                13,511                       5,339
    Directors...................................................                 2,574                       2,426
    Miscellaneous...............................................                 5,832                       5,738
                                                                            ----------                  ----------
       Total expenses...........................................               359,046                     283,604
                                                                            ----------                  ----------
       Expenses waived by the Adviser (Note 2)..................              (102,707)                    (56,894)
       Expenses reimbursed by the Adviser (Note 2)..............               (61,195)                   (137,364)
                                                                            ----------                  ----------
                                                                              (163,902)                   (194,258)
                                                                            ----------                  ----------
       Net expenses.............................................               195,144                      89,346
                                                                            ----------                  ----------
    Net investment income.......................................             2,082,671                   1,075,779
                                                                            ----------                  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:

    Investments.................................................               163,516                     244,290
    Options.....................................................                  --                       (10,078)
                                                                            ----------                  ----------
                                                                               163,516                     234,212
Net change in unrealized depreciation...........................               745,207                     840,392
                                                                            ----------                  ----------
Net gain on investments.........................................               908,723                   1,074,604
                                                                            ----------                  ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.......................................            $2,991,394                  $2,150,383
                                                                            ==========                  ==========

-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
STATEMENTS OF CASH FLOWS

------------------------------------------------------------------------------------------------------------------
                                                                              THE SHORT            THE CORE FIXED
                                                                         DURATION PORTFOLIO       INCOME PORTFOLIO
                                                                         ------------------       ----------------
                                                                                YEAR                    YEAR
                                                                                ENDED                   ENDED
                                                                            JUNE 30, 1995           JUNE 30, 1995
                                                                            -------------           -------------
INCREASE (DECREASE) IN CASH Cash flows used for operating activities:
    Interest received ................................................      $   2,242,198           $     911,230
    Expenses paid ....................................................           (175,126)                (79,160)
    Interest expense paid ............................................            (46,084)                 (6,819)
    Proceeds (purchase of) from disposition of short-term
       portfolio investments, net ....................................          4,249,000              (3,131,000)
    Purchase of long-term portfolio investments ......................       (244,114,502)           (112,221,637)
    Proceeds from disposition of long-term portfolio
       investments....................................................        217,008,819              96,522,130
                                                                            -------------           -------------
    Net cash flows  used for operating activities ....................        (20,835,695)            (18,005,256)
                                                                            -------------           -------------
Cash flows provided by financing activities:

    Increase in reverse repurchase agreements.........................         11,213,775                     --
    Dividends paid (excluding reinvestment of dividends
       of $1,972,138 and $995,146, respectively)......................           (149,314)                (76,380)
    Proceeds from Trust shares sold ..................................         35,832,684              18,993,483
    Cost of Trust shares redeemed ....................................        (25,500,008)             (1,362,388)
                                                                            -------------           -------------
    Net cash flows provided by financing activities ..................         21,397,137              17,554,715
                                                                            -------------           -------------
Net increase (decrease) in cash ......................................            561,442                (450,541)
Cash at beginning of year.............................................             76,243                 453,236
                                                                            -------------           -------------
Cash at end of year...................................................      $     637,685           $       2,695
                                                                            =============           =============

RECONCILIATION OF NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH FLOWS PROVIDED BY (USED FOR)
OPERATING ACTIVITIES

Net increase in net assets resulting from operations .................      $   2,991,394           $   2,150,383
                                                                            -------------           -------------
Increase in investments ..............................................        (12,225,986)            (21,912,647)
Net realized gain ....................................................           (163,516)               (234,212)
Increase in unrealized appreciation ..................................           (745,207)               (840,392)
(Increase) decrease in receivable for investments sold ...............         (9,996,073)              1,257,288
Increase in interest receivable ......................................           (122,314)               (234,144)
Decrease in deferred organization expenses and other assets ..........             22,686                  11,421
Decrease (increase) in payable for investments purchased .............           (599,521)              1,805,074
Increase (decrease) in accrued expenses and other liabilities.........              2,842                  (8,027)
                                                                            -------------           -------------
    Total adjustments ................................................        (23,827,089)            (20,155,639)
                                                                            -------------           -------------
Net cash flows used for operating activities .........................      $ (20,835,695)          $ (18,005,256)
                                                                            =============           =============

-------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                                THE SHORT DURATION PORTFOLIO
                                                                                ----------------------------
                                                                             YEAR                         YEAR
                                                                             ENDED                        ENDED
                                                                         JUNE 30, 1995                JUNE 30, 1994
                                                                         -------------                -------------
INCREASE (DECREASE)
IN NET ASSETS

Operations:

    Net investment income..........................................       $  2,082,671                 $ 1,725,504
    Net realized gain .............................................            163,516                     107,050
    Net change in unrealized appreciation (depreciation)...........            745,207                    (854,281)
                                                                          ------------                 -----------

    Net increase in net assets resulting
       from operations.............................................          2,991,394                     978,273
                                                                          ------------                 -----------

Dividends and distributions:

    Net investment income..........................................         (2,092,080)                 (1,771,675)
    Net realized gain..............................................            (27,706)                      --
                                                                          ------------                ------------
                                                                            (2,119,786)                 (1,771,675)
                                                                          ------------                ------------

Capital share transactions:

    Proceeds from shares subscribed................................         35,832,684                  36,449,281
    Cost of shares redeemed........................................        (25,455,008)                (57,608,135)
    Net asset value of shares issued in
      reinvestment of dividends....................................          1,972,138                   1,605,782
                                                                          ------------                ------------

    Increase (decrease) in net assets from capital
      share transactions...........................................         12,349,814                 (19,553,072)
                                                                          ------------                ------------

  Net increase (decrease)..........................................         13,221,422                 (20,346,474)

NET ASSETS

Beginning of year..................................................         31,264,810                  51,611,284
                                                                          ------------                ------------
End of year........................................................       $ 44,486,232                $ 31,264,810
                                                                          ============                ============

-------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------------------------------------------
                                                                              THE CORE FIXED INCOME PORTFOLIO
                                                                              -------------------------------
                                                                              YEAR                        YEAR
                                                                              ENDED                       ENDED
                                                                          JUNE 30, 1995               JUNE 30, 1994
                                                                          -------------               -------------
INCREASE (DECREASE)
IN NET ASSETS

Operations:

    Net investment income.......................................           $ 1,075,779                 $   544,253

    Net realized gain (loss)....................................               234,212                    (221,036)

    Net change in unrealized appreciation

       (depreciation) on investments............................               840,392                    (567,698)
                                                                           -----------                 -----------

    Net increase (decrease) in net assets resulting

       from operations..........................................             2,150,383                    (244,481)
                                                                           -----------                 -----------

Dividends and distributions:

    Net investment income.......................................            (1,083,760)                   (542,010)
    Net realized gain...........................................                (9,414)                   (292,003)
                                                                           -----------                 -----------
                                                                            (1,093,174)                   (834,013)
                                                                           -----------                 -----------

Capital share transactions:

       Proceeds from shares subscribed..........................            18,993,483                   9,073,497
       Cost of shares redeemed..................................            (1,362,388)                 (4,087,689)
       Net asset value of shares issued in
         reinvestment of dividends and distributions............               995,146                     797,134
                                                                           -----------                 -----------

       Increase in net assets from capital
         share transactions.....................................            18,626,241                   5,782,942
                                                                           -----------                 -----------

    Net increase................................................            19,683,450                   4,704,448

NET ASSETS

Beginning of year...............................................            12,507,354                   7,802,906
                                                                           -----------                 -----------
End of year.....................................................           $32,190,804                 $12,507,354
                                                                           ===========                 ===========

--------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       THE SHORT DURATION PORTFOLIO
                                                                       ----------------------------
                                                                YEAR                YEAR         JULY 17, 1992(a)
                                                                ENDED               ENDED             THROUGH
                                                            JUNE 30, 1995       JUNE 30, 1994      JUNE 30, 1993
                                                            -------------       -------------      -------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period......................     $  9.71             $  9.96            $ 10.00
                                                               -------             -------            -------
   Net investment income (net of $.014, $.011 and
      $.005 respectively, of interest expense) (b)........        0.58                0.48               0.51
   Net realized and unrealized loss on investments........        0.13               (0.25)             (0.06)
                                                               -------             -------            -------
Net increase from investment operations...................        0.71                0.23               0.45
                                                               -------             -------            -------
Dividends from net investment income......................       (0.58)              (0.48)             (0.49)
Distributions from net realized capital gains.............       (0.01)                 --                 --
                                                               -------             -------            -------
   Total dividends and distributions......................       (0.59)              (0.48)             (0.49)
                                                               -------             -------            -------
Net asset value, end of period............................     $  9.83             $  9.71            $  9.96
                                                               =======             =======            =======

TOTAL INVESTMENT RETURN (c)...............................        6.99%               2.33%              4.63%

RATIOS TO AVERAGE NET ASSETS:

Expenses (b)..............................................        0.57%               0.57%              0.56%(d)
Net investment income (b).................................        6.08%               4.70%              5.32%(d)

SUPPLEMENTAL DATA:

Average net assets (in thousands) ........................     $34,236             $36,686            $67,540
Portfolio turnover .......................................         586%                455%               513%
Net assets, end of period (in thousands)..................     $44,486             $31,265            $51,611

------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of investment operations.

(b) The Adviser waived fees amounting to $102,707 and $110,232 and reimbursed expenses amounting to $61,195 and $55,582, for the periods ended June 30, 1995 and June 30, 1994, respectively. For the period July 17, 1992 through June 30, 1993, the Administrator waived fees amounting to $64,580. If the Fund had borne all expenses, the expense ratios would have been 1.05%, 1.02% and 0.66% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income ratios would have been 5.60%, 4.25% and 5.22% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income on a per share basis would have been $0.53, $0.43 and $0.49 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively.

(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)  Annualized.

     The information above represents the audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------

                                                                      THE CORE FIXED INCOME PORTFOLIO
                                                                      -------------------------------
                                                                YEAR                YEAR        DECEMBER 9, 1992 (a)
                                                                ENDED               ENDED             THROUGH
                                                            JUNE 30, 1995       JUNE 30, 1994      JUNE 30, 1993
                                                            -------------       -------------      -------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.......................    $  9.36             $ 10.37             $10.00
                                                               -------             -------             ------
   Net investment income (net of $.004, $.003 and
      $.001, respectively, of interest expense) (b)........       0.62                0.55               0.32
   Net realized and unrealized gains on investments........       0.50               (0.60)              0.37
                                                               -------             -------             ------
Net (decrease) increase from investment operations.........       1.12               (0.05)              0.69
                                                               -------             -------             ------
Dividends from net investment income.......................      (0.62)              (0.55)             (0.32)
Distributions from net realized capital gains..............      (0.01)              (0.41)               --
                                                               -------             -------             ------
   Total dividends and distributions.......................      (0.63)              (0.96)             (0.32)
                                                               -------             -------             ------
Net asset value, end of period.............................    $  9.85             $  9.36             $10.37
                                                               =======             =======             ======

TOTAL INVESTMENT RETURN (c)................................      11.79%              (0.69)%             6.88%

RATIOS TO AVERAGE NET ASSETS:

Expenses (b)...............................................       0.55%               0.55%              0.55%(d)
Net investment income (b)..................................       6.62%               5.61%              5.57%(d)

SUPPLEMENTAL DATA:

Average net assets (in thousands) ........................     $16,247             $ 9,702             $6,622
Portfolio turnover .......................................         435%                722%               354%
Net assets, end of period (in thousands) .................     $32,191             $12,507             $7,803

------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of investment operations.

(b) The Adviser waived fees amounting to $56,894, $34,010 and $24,761 and reimbursed expenses amounting to $137,364, $137,179 and $0 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The Administrator waived fees amounting to $32,500 and $3,701 for the periods ended June 30, 1994 and June 30, 1993, respectively. For the period ended June 30, 1993, the Custodian and the Transfer Agent waived fees amounting to $24,272 and $17,283, respectively. If the Fund had borne all expenses, the expense ratios would have been 1.75%, 2.65% and 2.44% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income ratios would have been 5.43%, 3.51% and 3.68% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income on a per share basis would have been $0.51, $0.34 and $0.22 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively.

(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)  Annualized.

     The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1.       ORGANIZATION AND ACCOUNTING POLICIES

     The BFM Institutional Trust Inc. (the "Trust") is a no-load, open-end management investment company organized as a Maryland corporation. The Articles of Incorporation permit the Board of Directors to create an unlimited number of series (or "Portfolios"), each of which issues a separate class of shares and has its own investment objective and policies. The Trust was formed on November 27, 1991 and had no operations through June 18, 1992 other than those related to organizational matters and the sale and issuance of 10,000 shares of The Short Duration Portfolio to BlackRock Financial Management, Inc. ( the "Adviser") for $100,000 on June 18, 1992. The Short Duration Portfolio and The Core Fixed Income Portfolio commenced investment operations on July 17, 1992 and December 9, 1992, respectively. On October 6, 1994, The BFM Institutional Trust Inc., Multi-Sector Mortgage Securities Portfolio III commenced investment operations and is being shown in a separate report.

     The Adviser has advanced certain organizational and offering expenses of the Trust and is to be reimbursed by the Trust. Organizational costs estimated at $282,000 have been deferred. $115,250 and $57,500 have been allocated to The Short Duration Portfolio and to The Core Fixed Income Portfolio, respectively, and are being amortized over a period not to exceed 60 months from the date each Portfolio commenced investment operations. In the event that any of the original shares owned by the Adviser (or any subsequent holder) are repurchased by the Trust prior to the end of the 60-month period, the proceeds from the repurchase payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares repurchased to the total number of original shares outstanding at the time of repurchase) of the unamortized deferred organization expenses as of the date of such repurchase. In the event that a Portfolio is liquidated prior to the end of the 60-month period, the Adviser (or any subsequent holder) shall bear the remaining unamortized deferred organization expenses.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates, or for risk management, duration management or other portfolio management purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging to offset potential price declines in similar securities owned. The Trust may only make short sales "against-the-box". In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box", the Trust foregoes an opportunity for capital appreciation in the security.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended June 30, 1995.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes premium or amortizes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares dividends daily and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities.

DEFERRED ORGANIZATION EXPENSES: A total of $115,250 and $57,500 were incurred in connection with the organization of The Short Duration Portfolio and The Core Fixed Income Portfolio, respectively. These costs have been deferred and are being amortized ratably over a period of 60 months from the date each Portfolio commenced investment operations.

NOTE 2.       AGREEMENTS

     The Trust has an Investment Advisory Agreement with the Adviser which provides that The Short Duration Portfolio and The Core Fixed Income Portfolio will pay to the Adviser for its services a monthly fee in an amount equal to
 .30% and .35%, respectively, of average daily net assets on an annualized basis. The Adviser has agreed to reimburse expenses from The Short Duration Portfolio to the extent that the expenses of the Portfolio exceed .57% of average daily net assets. For the year ended June 30, 1995, the Adviser waived fees of $102,707 and reimbursed expenses of $61,195 from The Short Duration Portfolio. The Adviser has agreed to waive a portion of its advisory fee from The Core
Fixed Income Portfolio to the extent that the expenses of the Portfolio exceed
 .55% of average daily net assets. For the year ended June 30, 1995, the Adviser waived fees of $56,894 and reimbursed expenses of $137,364 from The Core Fixed Income Portfolio. The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). State Street will receive an annual fee equal to .08% of each Portfolio's net asset value up to $75 million, .06% of the next $75 million and .04% in excess of $150 million, subject to certain minimum requirements.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Adviser. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses. The Adviser has agreed that, in any fiscal year, it will reimburse the Trust for expenses (including the fees of the Adviser and amortization of organization expenses but excluding taxes, interest, brokerage fees, commissions, litigation and indemnification expenses and other extraordinary expenses) that exceed the most restrictive expense limitation imposed by state securities commissions. The most restrictive expense limitation is 2 1/2% of the average value of the Trust's net assets during the year up to $30 million, 2% of the next $70 million of average net assets and 1 1/2% thereafter. Such expense reimbursement, if any, will be estimated and accrued daily. No expense reimbursement was required due to such limitation for the year ended June 30, 1995.

      The Trust has entered into a Distribution Agreement with Provident Distributors, Inc. (the "Distributor"). Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Trust's shares, and in that capacity makes a continuous offering of the Trust's shares and bears the costs and expenses of printing and distributing any copies of any prospectuses and annual and interim reports for the Trust (after such items have been prepared and set in type) which are used in connection with the offering of shares to securities dealers or investors, and the cost and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by securities dealers in connection with the offering of the shares for sale to the public. There is no fee payable by the Trust pursuant to the Distribution Agreement, and there is no sales or redemption charge. The Distribution Agreement provides for indemnification by the Trust of the Distributor, its partners, employees, agents and affiliates for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions. The continuance of the Distribution Agreement must be approved in the same manner as the Investment Advisory Agreement, and the Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to any Portfolio at any time without penalty by the Rule 12b-1 Directors (as defined below) or by vote of a majority of the outstanding shares of the Portfolio (as such term is defined in the Investment Company Act) on not more than 60 days' nor less than 30 days' written notice to the Distributor and by the Distributor on like notice to the Trust.

      The Trust has adopted a Distribution and Stockholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Adviser is permitted to use a portion of the advisory fee it receives from the Trust to promote the distribution of the Trust's shares and to enhance the provision of stockholder services. The Plan was approved by a majority of
(i) the directors of the Trust and (ii) the directors of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (Rule 12b-1 Directors). The Plan permits the Adviser to pay fees to the Distributor. The Trust is not required or permitted under the Plan to make payments over and above the amount of the advisory fee to promote the sale of its shares; the Plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution-related activities.

      From amounts received by it under the Plan, the Distributor is authorized to make payments to securities dealers with which the Distributor has entered into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the Plan to cover the Distributor's cost of marketing services and advertising on behalf of the Portfolios and to compensate institutions who perform support services that would otherwise be performed by the Trust or its agent. These support services may include providing such office space, equipment, telephone facilities and various personnel as may be necessary or beneficial to establish and maintain stockholders' accounts and records, process purchase and redemption transactions, answer routine client inquiries and provide such other services to the Trust as may reasonably be requested.

      The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to any Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the amount of money to be spent by a Portfolio must also be submitted to the stockholders of the Portfolio for approval.

     Certain directors of the Trust who are not interested parties are paid a fee for their services in the amount of $2,500 on an annual basis.

     On February 28, 1995, the Adviser was acquired by PNC Bank, NA. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses. Additionally, on July 1, 1995, the transfer agent, custodial and administration function for Trust were assumed by PFPC (a wholly-owned corporate subsidiary of PNC Bank, NA) and PNC Bank NA.

NOTE 3.       PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and dollar rolls, for each Portfolio for the year ended June 30, 1995 were as follows:

                                                  PURCHASES          SALES
                                                  ---------          -----
The Short Duration Portfolio ................... $223,262,351     $205,368,569
The Core Fixed Income Portfolio ................   91,607,699       72,142,031

     The federal income tax basis of the investments of The Short Duration Portfolio at June 30, 1995 was substantially the same as the basis for financial reporting. The federal income tax basis of the investments of The Core Fixed Income Portfolio at June 30, 1995 was $35,166,628. Accordingly, net unrealized appreciation (depreciation) for federal income tax purposes were as follows:

                                                                                        NET UNREALIZED
                                                          GROSS UNREALIZED               APPRECIATION
                                                  APPRECIATION      (DEPRECIATION)      (DEPRECIATION)
                                                  ------------      --------------      --------------
The Short Duration Portfolio ...................    $283,149          $ (99,247)           $183,902
The Core Fixed Income Portfolio ................     498,120           (100,767)            397,353


     For federal income tax purposes, The Short Duration Portfolio had a capital loss carryforward at June 30, 1995 of $258,570 which will expire in 2002. The Core Fixed Income Portfolio had a capital loss carryforward at June 30, 1995 of $114,851 which will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. A tax election will be made to defer all losses incurred in the post-October period of the current fiscal year to the fiscal year ended June 30, 1996.

NOTE 4.       REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding in The Short Duration Portfolio during the year ended June 30, 1995 was approximately $1,437,000 at a weighted average interest rate of approximately 5.86%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $11,213,775 as of June 30, 1995 which was 19.24% of total assets. The average daily balance of reverse repurchase agreements outstanding in The Core Fixed Income Portfolio during the year ended June 30, 1995 was approximately $424,000 at a weighted average interest rate of approximately 5.32%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $509,975 as of March 31, 1995 which was 2.34% of total assets. There were no reverse repurchase agreements outstanding at June 30, 1995.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding in The Short Duration Portfolio during the year ended June 30, 1995 was $165,599. The maximum amount of dollar rolls outstanding at any month-end during the year was $994,375 as of October 31, 1994, which was 0.52% of total assets. There were no dollar rolls outstanding at June 30, 1995. The average monthly balance of dollar rolls outstanding in The Core Fixed Income Portfolio during the year ended June 30, 1995 was $89,553 The maximum amount of dollar rolls outstanding at any month-end during the year was $284,186 as of November 30, 1994, which was 2.02% of total assets. There were no dollar rolls outstanding at June 30, 1995.

NOTE 5.       CAPITAL

     The Trust is authorized to issue 2 billion shares of $.0001 par value capital stock in one or more classes or series. The Short Duration Portfolio and The Core Fixed Income Portfolio are each authorized to issue 100 million shares. Of the 4,524,485 shares of The Short Duration Portfolio outstanding at June 30, 1995, the Adviser owned 11,718 shares. Of the 3,267,452 shares of The Core Fixed Income Portfolio outstanding at June 30, 1995, the Adviser owned 2 shares.

Transactions in shares were as follows:

                                                                     THE SHORT DURATION PORTFOLIO
                                                                     ----------------------------
                                                                     YEAR                      YEAR
                                                                     ENDED                     ENDED
                                                                 JUNE 30, 1995             JUNE 30, 1994
                                                                 -------------             -------------
    Shares subscribed ....................................          3,732,764                 3,673,276
    Shares issued in connection with
        the reinvestment of dividends ....................            202,717                   162,452
                                                                   ----------                ----------
                                                                    3,935,481                 3,835,728
    Shares redeemed ......................................         (2,629,898)               (5,800,442)
                                                                   ----------                ----------
    Net increase (decrease)...............................          1,305,583                (1,964,714)
                                                                   ==========                ==========


                                                                      THE CORE FIXED INCOME PORTFOLIO
                                                                      -------------------------------
                                                                     YEAR                      YEAR
                                                                     ENDED                     ENDED
                                                                 JUNE 30, 1995             JUNE 30, 1994
                                                                 -------------             -------------
    Shares subscribed ....................................          1,971,644                   903,352
    Shares issued in connection with the
        reinvestment of dividends and distributions.......            104,932                    80,352
                                                                    ---------                   -------
                                                                    2,076,576                   983,704
    Shares redeemed ......................................           (145,220)                 (399,930)
                                                                    ---------                  --------
    Net increase .........................................          1,931,356                   583,774
                                                                    =========                  ========


NOTE 6.       DIVIDENDS

     Subsequent to June 30, 1995 the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.05304 and $0.05613 per share for The Short Duration Portfolio and The Core Fixed Income Portfolio, respectively, payable July 31, 1995 to shareholders of record on July 31, 1995.

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BFM Institutional Trust Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Short Duration Portfolio and The Core Fixed Income Portfolio of The BFM Institutional Trust Inc. as of June 30, 1995 and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for the years ended June 30, 1995 and 1994, and financial highlights for the years ended June 30, 1995 and 1994, and (i) the period July 17, 1992 (commencement of investment operations) to June 30, 1993 for The Short Duration Portfolio and (ii) the period December 9, 1992 (commencement of investment operations) to June 30, 1993 for The Core Fixed Income Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Short Duration Portfolio and The Core Fixed Income Portfolio of The BFM Institutional Trust Inc. at June 30, 1995 and the results of their operations, their cash flows, the changes in their net assets and their financial highlights for the periods stated, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

New York, New York
August 7, 1995

--------------------------------------------------------------------------------
                        THE BFM INSTITUTIONAL TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

As of The Core Fixed Income Porfolio's fiscal year end (June 30, 1995) total dividends to shareholders exceeded taxable income by $9,414, or $0.003 per share, and was paid from current realized capital gains income. This designation does not impact the net asset value of the Portfolio or the number or shares owned.

In January 1996, after definitive information has been provided to the Portfolio, shareholders will receive a Form 1099-DIV which will reflect the amount of the dividends declared and the actual amount which is taxable in calendar 1995 and reportable on their 1995 federal tax return.

If you have any questions regarding your investment, please do not hesitate to contact BlackRock Financial Management, Inc., the Investment Adviser, at (800) 227-7BFM.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

At a Special Meeting of Trust Shareholders on February 15, 1995, the Shareholders approved the investment advisory agreement for the Portfolio with BlackRock Financial Management, Inc. The results of the voting is as follows:

                                       VOTES            VOTES           VOTES
                                        FOR            AGAINST         WITHHELD
                                       -----           -------         --------
The Short Duration Portfolio           930,411            --              --
The Core Fixed Income Portfolio      1,098,752            --              --

--------------------------------------------------------------------------------
                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED     Mortgage instruments with interest rates
SECURITIES (ARMS):                  that adjust at periodic intervals at a
                                    fixed amount relative to the market levels
                                    of interest rates as reflected in specified
                                    indexes.  ARMS are backed by mortgage loans
                                    secured by real property.

ASSET-BACKED SECURITIES:            Securities backed by various types of
                                    receivables such as automobile and credit
                                    card receivables.

COLLATERALIZED MORTGAGE             Mortgage-backed securities which separate
OBLIGATIONS (CMOS):                 mortgage pools into short-,  medium-, and
                                    long-term securities with different
                                    priorities for receipt of principal and
                                    interest.  Each class is paid a fixed or
                                    floating  rate of interest at regular
                                    intervals.  Also known as multiple-class
                                    mortgage pass-throughs.

DIVIDEND:                           This is income generated by securities in a
                                    portfolio and distributed to shareholders
                                    after the deduction of expenses.  This Trust
                                    declares dividends daily and pays dividends
                                    on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders may elect to have all
                                    distributions of dividends and capital gains
                                    automatically reinvested into additional
                                    shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of
                                    FHLMC are not guaranteed by the U.S.
                                    government, however; they are backed by
                                    FHLMC's authority to borrow from the U.S.
                                    government.  Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of
                                    FNMA are not guaranteed by the U.S.
                                    government, however; they are backed by
                                    FNMA's authority to borrow from the U.S.
                                    government. Also known as Fannie Mae.

-------------------------------------------------------------------------------
                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities issued or guaranteed by the U.S.
                                    government, or one of its agencies or
                                    instrumentalities, such as GNMA (Government
                                    National Mortgage Association), FNMA
                                    (Federal National Mortgage Association) and
                                    FHLMC (Federal Home Loan Mortgage
                                    Corporation).

INTEREST-ONLY SECURITIES:           Mortgage securities that receive only the
(I/O)                               interest cash flows from an underlying pool
                                    of mortgage loans or underlying pass-through securities. Also known as a Strip.

MORTGAGE DOLLAR ROLLS:              A mortgage dollar roll is a transaction in
                                    which the Trust sells mortgage-backed
                                    securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date.
                                    During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-                      Mortgage-backed securities issued by
THROUGHS:                           Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-                See Collateralized Mortgage Obligations.
THROUGHS:

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated daily and published in The New
                                    York Times and The Wall Street Journal.

OPEN-END FUND:                      Investment vehicle which continually offers
                                    its shares to the public at net asset value and redeems its shares anytime at the prevailing net asset value. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

--------------------------------------------------------------------------------
                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

PRINCIPAL-ONLY SECURITIES           Mortgage securities that receive only the
(P/O):                              principal cash flows from an underlying pool
                                    of mortgage loans of underlying pass-through securities, also known as a strip.

PROJECT LOANS:                      Mortgages for multi-family, low- to
                                    middle-income housing.

REMIC: Real Estate Mortgage Investment Conduit, a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                          Securities issued in connection with
                                    collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE AGREEMENTS:      In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPS: Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distribution from underlying mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------
                                                                                                       MATURITY
                                                                           STOCK SYMBOL                  DATE
                                                                           ------------                --------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc. .........................................       BKT                      N/A
The BlackRock North American Government Income Trust Inc, ...............       BNA                      N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. ......................................       BBT                      12/98
The BlackRock 1999 Term Trust Inc. ......................................       BNN                      12/99
The BlackRock Target Term Trust Inc. ....................................       BTT                      12/00
The BlackRock 2001 Term Trust Inc. ......................................       BLK                      06/01
The BlackRock Strategic Term Trust Inc. .................................       BGT                      12/02
The BlackRock Investment Quality Term Trust Inc. ........................       BQT                      12/04
The BlackRock Advantage Term Trust Inc. .................................       BAT                      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ...............       BCT                      12/09


TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------
                                                                                                       MATURITY
                                                                           STOCK SYMBOL                  DATE
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc. ...................       BKN                      N/A
The BlackRock California Investment Quality Municipal Trust Inc. ........       RAA                      N/A
The BlackRock Florida Investment Quality Municipal Trust.................       RFA                      N/A
The BlackRock New Jersey Investment Quality Municipal
    Trust Inc............................................................       RNJ                      N/A
The BlackRock New York Investment Quality Municipal
    Trust Inc............................................................       RNY                      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. ..........................       BMN                      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ....................       BRM                      12/08
The BlackRock California Insured Municipal 2008 Term
     Trust Inc. .........................................................       BFC                      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust..................       BRF                      12/08
The BlackRock New York Insured Municipal 2008 Term
      Trust Inc. ........................................................       BLN                      12/08
The BlackRock Insured Municipal Term Trust Inc. .........................       BMT                      12/10



                        If would like further information
                              please call BlackRock
                           at (800) 227-7BFM (7236) or
                      consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. (BlackRock), is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax-exempt. BlackRock currently manages over $32 billion of assets in 80 portfolios of government, mortgage, corporate and municipal securities. These assets are managed on behalf of many individual investors in twenty-one closed-end funds and four open-end funds and on behalf of more than 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

     BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individual and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

     BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

[To be inserted after Portfolio of Investments]


                              KEY TO ABBREVIATIONS

        ABS:   Asset-Backed Security
        ARM:   Adjustable Rate Mortgage
        CMO:   Collateralized Mortgage Obligation
        GNMA:  Government National Mortgage Association
        FHA:   Federal Housing Authority
        FHLMC: Federal Home Loan Mortgage Corporation
        FNMA:  Federal National Mortgage Association
        I/O:   Interest-Only
        MBS:   Mortgage-Backed Security
        NAV:   Net Asset Value
        PAC:   Planned Amortization Class
        P/O:   Principal-Only
        REMIC: Real Estate Mortgage Conduit

DIRECTORS
Kent Dixon
Frank J. Fabozzi
James Grosfeld

OFFICERS
James Grosfeld, President
Frank J. Fabozzi, Vice President
Kent Dixon, Treasurer and Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154
(800) 227-7BFM

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY  10022






This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

THE BFM INSTITUTIONAL TRUST INC.
PFPC  Inc.
400 Bellevue Parkway
Wilmington, DE  19809
(800) 227-7BFM

                                THE PNC(R) FUND
                      (INSTITUTIONAL SHARES OF THE OF THE
                MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III)
                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                                                       LOCATION
--------------                                                                       --------

         PART A                                                                      PROSPECTUS
1.       Cover page . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Table

3.       Condensed Financial Information  . . . . . . . . . . . . . . . . .          Financial Highlights

4.       General Description of Registrant  . . . . . . . . . . . . . . . .          Cover Page; Investment
                                                                                     Policies;
                                                                                     Description of
                                                                                     Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . .          Management

5A.      Management's Discussion of Fund Performance  . . . . . . . . . . .          Inapplicable

6.       Capital Stock and Other Securities . . . . . . . . . . . . . . . .          Cover Page; Dividends
                                                                                     and Distributions;
                                                                                     Description of
                                                                                     Shares

7.       Purchase of Securities Being Offered . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares;
                                                                                     Dividends and Distributions
                                                                                     Net Asset Value

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . .          Purchase and Redemption
                                                                                     of Shares -
                                                                                     Redemption of
                                                                                     Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . .          Inapplicable

                           THE MULTI-SECTOR MORTGAGE
                            SECURITIES PORTFOLIO III


     The PNC(R) Fund (the "Fund") consists of 30 investment portfolios. This Prospectus relates to shares ("Institutional Shares" or "Shares") representing interests in the Multi-Sector Mortgage Securities Portfolio III (the "Portfolio"). The Portfolio seeks to provide a total rate of return before fees and expenses over a rolling twelve-month period that exceeds the total rate of return of the Salomon Broad Investment Grade Index over the same period by at least 1.60% on an annualized basis. The securities in which the Portfolio may invest include, but are not limited to, Commercial and Residential Mortgage-Backed Securities, collateralized mortgage obligations, real estate mortgage investment conduits, adjustable rate mortgages and U.S. Treasury and agency securities. The Portfolio will maintain a dollar-weighted average credit quality of at least A-/A3, with U.S. Government securities being assigned a AAA rating.

     INVESTMENTS IN THE PORTFOLIO MAY INCLUDE SECURITIES HAVING A CREDIT QUALITY BELOW INVESTMENT GRADE. SUCH SECURITIES, ALSO CALLED "JUNK BONDS," ARE CONSIDERED TO BE SPECULATIVE AND MAY BE SUBJECT TO SPECIAL RISKS, INCLUDING A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. SEE "DESCRIPTION OF SECURITIES -- LOWER RATED SECURITIES" AND "RISK FACTORS".

     Institutional Shares of the Portfolio ("Shares") are sold at net asset value to institutional investors ("Institutions").

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information currently dated ____________, 1995 has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.




PROSPECTUS                                                        , 1995
                                                         ---------

INTRODUCTION
--------------------------------------------------------------------------------

     The Fund is an open-end management investment company which has registered shares in 30 investment portfolios, of which only the Portfolio is described in this Prospectus.

PORTFOLIO MANAGEMENT

     BlackRock Financial Management Inc. ("BlackRock" or the "Adviser") serves as investment adviser to the Portfolio. The investment adviser is an indirect wholly-owned subsidiary of PNC Bank Corp.

THE ADMINISTRATORS

     PNC Mutual Fund Company ("PMFCO"), PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators (collectively, the "Administrators").

THE DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

ANNUAL OPERATING EXPENSES FOR INSTITUTIONAL SHARES AFTER FEE WAIVERS AND
EXPENSE
REIMBURSEMENTS AS A PERCENTAGE OF DAILY NET ASSETS

Advisory fees . . . . . . . . . . . . . .          0.25%(a)
Other expenses  . . . . . . . . . . . . .          0.12%(b)
                                                   -----
Total operating expenses .  . . . . . . .          0.37%
                                                   =====
---------------

     (a) BlackRock reserves the right in its sole discretion to reduce the advisory fee charged to the Portfolio.
     (b) BlackRock has agreed to cap the "Other expenses" for the Portfolio at this level.

EXAMPLE

     An investor in Institutional Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                                   FIVE   TEN
                                          ONE YEAR  THREE YEARS   YEARS  YEARS
                                          --------  -----------   -----  -----


Multi-Sector Mortgage Securities
    Portfolio III . . . . . . . . . .        $4         $12        $21    $48

     The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated annual operating expenses with respect to Institutional Shares based on the level of such expenses during its most recent fiscal period, adjusted to reflect current fees and expenses. Investors bear these expenses either directly or indirectly. See "Financial Highlights--Background," "Management," "Purchase and Redemption of Shares" and "Description of Shares" for a more complete description of shareholder transaction expenses and operating expenses.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CERTAIN RISK FACTORS TO CONSIDER

     An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The following are some of these considerations. The Portfolio may invest in both Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities. The Portfolio may invest in lower credit quality securities, which are commonly referred to as "junk bonds." The Portfolio is classified as non-diversified under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio (subject to limitations described herein) may use various other investment management techniques that also involve special considerations including purchasing illiquid securities, engaging in hedging transactions, selling listed and over-the-counter covered call options, making forward commitments, entering into repurchase agreements, purchasing securities on a when-issued basis, entering into interest rate swaps and purchasing or selling interest rate caps and floors. For further discussion of these practices and the associated risks and special considerations, see "Description of Securities", "Other Investment Practices" and "Risk Factors."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   BACKGROUND

     The Portfolio commenced investment operations on October 6, 1994 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On __________, 1995, the assets and liabilities of the Predecessor Portfolio transferred to the Portfolio, which had no prior operating history. The Predecessor Portfolio also received investment advisory services from BlackRock.

     The financial highlights set forth certain information concerning the investment results of the Predecessor Portfolio for the fiscal period ended June 30, 1995. The financial statements and notes thereto for the Predecessor Portfolio were audited by the Predecessor Portfolio's former independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information. Additional information about the performance of the Predecessor Portfolio is contained in the Predecessor Portfolio's annual report. Both the Statement of Additional Information and the Predecessor Portfolio's annual report may be obtained from the Portfolio free of charge by calling the number on the front cover of this Prospectus. During the period shown, the Predecessor Portfolio offered one class of shares to institutional investors.

                                                    THE MULTI-SECTOR
                                                   MORTGAGE SECURITIES
                                                      PORTFOLIO III
                                                   -------------------

                                                    OCTOBER 6, 1994*
                                                         THROUGH
                                                       JUNE 30, 1995
                                                     ---------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . .          $1,000.00
  Net investment income (a) . . . . . . . . . .              55.81
  Net realized and unrealized gain
    on investments  . . . . . . . . . . . . . .              68.11
                                                         ---------
Net increase
    from investment operations  . . . . . . . .             123.92
                                                         ---------
Dividends from net investment income  . . . . .             (55.81)
                                                         ---------
Net asset value, end of period  . . . . . . . .          $1,068.11
                                                         =========

TOTAL INVESTMENT RETURN (b) . . . . . . . . . .              12.78%
RATIOS TO AVERAGE NET ASSETS:
Expenses (a)  . . . . . . . . . . . . . . . . .               0.37%(c)
Net investment income (a) . . . . . . . . . . .               7.54%(c)

SUPPLEMENTAL DATA:
Average net assets (in thousands) . . . . . . .        $103,332
Portfolio turnover  . . . . . . . . . . . . . .             215%
Net assets, end of period (in thousands)  . . .        $112,810

-------------------------------------------------------------------------------

*  Commencement of investment operations.

(a) For the period ended June 30, 1995, the Adviser waived expenses amounting to $56,269. Net investment income before waiver of fees would have been $55.28 on a per share basis and the ratio of net operating expenses to average net assets and the ratio of net investment income to average net asset would have been 0.45% and 7.46%, respectively.

(b) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(c)  Annualized.

     Contained above is audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

INVESTMENT POLICIES
-------------------------------------------------------------------------------

     The following describes briefly the investment objective and policies of the Portfolio. Certain instruments and techniques discussed in this section are described in greater detail later in this Prospectus and in the Statement of Additional Information ("SAI").

THE ADVISER'S ANALYSIS OF OPPORTUNITIES IN THE COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES MARKETS

     Commercial and non-agency Residential Mortgage-Backed Securities are among the highest yielding, call protected, domestic, fixed-income securities across all rating categories. Under current market conditions, the Adviser believes that investments in non-agency mortgage securities (which include Commercial and non-agency Residential Mortgage-Backed Securities) provide attractive investment opportunities. This is due to several factors, including the developing nature of the Commercial and non-agency Residential Mortgage-Backed Securities markets, the restructuring of the real estate loans underlying non-agency mortgage securities, the infusion of capital to the real estate market and the Adviser's expectation of no further significant deterioration of real estate property values.

     The construction boom of the early 1980's resulted in the oversupply of developed commercial and residential real estate. This oversupply led to high vacancy rates and, coupled with declining rental rates, led to a decline in real estate values in the late 1980's and early 1990's. Real estate loans originated in the early and mid-1980's were issued during a period of higher real estate values. The subsequent rise in delinquencies and losses for lenders has led to new mortgage origination standards which incorporate less optimistic assumptions concerning rent growth and occupancy. Mortgages originated during this period of higher values may be restructured or renegotiated to reflect current market conditions. The resulting non-agency mortgage securities have underlying loans with LTV ratios that the Adviser believes more accurately reflect current market values and allow the Adviser to better assess credit exposure.

     Many sophisticated investors have recently become active participants in the commercial real estate market, which has brought new equity into these types of investments. The increased issuance of real estate investment trusts ("REITs") has been another source of new equity. The Adviser believes that this infusion of equity, combined with more conservative real estate valuations, as well as the dislocation of traditional lenders provides a strong foundation for the continued issuance of Commercial and non-agency Residential Mortgage-Backed Securities.

     The Adviser expects that a recovery of the real estate market in general would have a positive effect on investments in non-agency Mortgage-Backed Securities. Market indicators are beginning to show positive trends, with declines in commercial mortgage delinquencies and defaults. Additionally, the second quarter of 1993 brought the first positive quarterly total return on real estate investments in two years, as measured by the Russel-NCREIF Index, which tracks the performance of U.S. commercial real estate.

     The Resolution Trust Corporation (the "RTC") entered the non-agency Mortgage-Backed Securities market as a significant participant by securitizing non-agency mortgage loans in June of 1991, packaging certain mortgages it acquired as receiver of failed savings and loans. The RTC, in addition to other entities, has securitized commercial and non-agency residential mortgages, aggregating in excess of $22 billion of Commercial Mortgage-Backed Securities and $200 billion of Residential Mortgage-Backed Securities created from January, 1987 to December, 1992. As a result of the significant decline in real estate values in the U.S. in the late 1980's and early 1990's and in conjunction with their efforts to improve the creditworthiness of financial institutions, regulators such as the National Association of Insurance Commissioners (the "NAIC") and the Bank for International Settlements (the "BIS") set more stringent capital requirements for assets including real estate holdings. These requirements have led traditional real estate leaders largely to withdraw from lending to real estate borrowers and to seek a secondary market outlet for these mortgage loans and for real estate borrowers to seek financing from non-traditional lenders. The Adviser believes that, as a result, banks and insurance companies will increasingly take advantage of the secondary market to dispose of real estate holdings and borrowers will utilize the capital markets as a major source of financing.

     The Adviser believes that the establishment by rating agencies of standardized rating criteria has helped further the development of the secondary market for commercial and non-agency residential Mortgage-Backed Securities. Unlike the securitization of traditional residential mortgages, which are eligible for principal and interest guarantees from government agencies such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), the securitization of commercial and non-agency residential mortgages may require other forms of credit enhancement, including the senior/subordinated security structure, reserve funds and third-party letters of credit. The senior/subordinated structure was developed in the 1980's to create a senior security which would be highly rated and attractive to a wide range of investors. The subordinated security, which was designed to absorb credit losses on the underlying mortgages and therefore reduce the exposure of senior securities from such losses, was generally either retained by the issuer or sold to a sophisticated investor in a negotiated transaction. In the current environment, the subordinated securities are further segmented into a hierarchy of loss positions. This allows many different classes of securities to be created, with varying degrees of credit exposure, prepayment exposure and potential total return.

     Based on investor demand for certain securities (which depends in part on a combination of rating, yield spread and maturity) the issuer of a senior/subordinated structure typically works closely with the rating agencies to determine the credit support levels required to achieve the desired rating for each security class. The specific structure created dictates the priority for the allocation of available cash flows on the underlying mortgages. The senior classes generally receive the first available cash flows of both interest and principal, while the subordinated classes typically receive only interest until the senior and higher ranked subordinated classes are paid down. Any principal losses experienced on the underlying properties are generally absorbed first by the equity holder and then by the cash reserve fund and letters of credit, if any are present in the structure, and then by the "first loss" subordinated security holder to the extent of its principal balance and then by the next subordinated classes, in order of their respective position in the structure.

     The Adviser believes that the development of the secondary market for Commercial and non-agency Residential Mortgage-Backed Securities has created significant opportunities for investing in the lower-rated and non-rated classes of these securities. Furthermore, the Adviser believes that there is sufficient liquidity in this secondary market for the Portfolio to accomplish its investment objectives. The Adviser believes that many of the lower-rated and non-rated Commercial Mortgage-Backed Securities are subject to less prepayment risk than is the case with Residential Mortgage-Backed Securities because of structural features of the underlying mortgage loans and the fact that they are entitled to repayment only after more senior classes are paid. Such securities therefore offer an opportunity for attractive yields, which the Adviser believes more than compensates investors for assuming the credit risk associated with such securities. In addition, the Adviser believes that the Commercial and non-agency Residential Mortgage-Backed Securities market will expand and yield spreads to Treasuries will decline, leading to an opportunity for price appreciation. The Adviser believes this sector of the Mortgage-Backed Securities market is likely to realize expansion similar to that which the agency residential Mortgage-Backed Securities market experienced in the late 1980's, where the earlier investors benefitted greatly as the market improved and expanded.

INVESTMENT OBJECTIVE

     The Portfolio (i) will seek to provide a total rate of return before fees and expenses over rolling twelve-month periods that exceeds the total return of the Salomon Broad Investment Grade Index over the same period by at least 1.60% on an annualized basis, (ii) will not invest in Asset-Backed Securities, bank or corporate debt securities other than money market instruments, or non-rated securities (other than for U.S Government securities) and (iii) will maintain a dollar-weighted average credit quality of at least A- by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Inc. ("D&P") or Fitch Investors Service ("Fitch") or A3 by Moody's Investors Service, Inc. ("Moody's"), with U.S. Government securities being assigned a AAA rating. The Portfolio will maintain a targeted duration within 20% shorter or longer than the then current duration of the Salomon Broad Investment Grade Index.
Duration is a measure of the expected life of a fixed income security on a present value basis and is indicative of a security's price "volatility" or "risk" associated with changes in interest rates. The Portfolio seeks to meet its objective by investing in a range of agency and non-agency Mortgage-Backed Securities, including primarily senior and subordinated tranches of residential, commercial, multi-family and agricultural mortgage securities.
The securities in which the Portfolio may invest include, but are not limited to, collateralized mortgage obligations, real estate mortgage investment conduits, adjustable rate mortgages and U.S. Treasury and agency securities. The Portfolio will limit to 20% of net assets its investments in U.S. Government securities that are not also Mortgage-Backed Securities. The Portfolio may invest in lower rated securities. Such securities are commonly referred to as "junk bonds" and have a higher risk of default of principal and interest. During temporary defensive periods and in order to keep cash on hand fully invested, the Portfolio may invest in money market instruments.

     In determining which Mortgage-Backed Securities the Portfolio will purchase, the Adviser will consider, among other factors, the following: characteristics of the underlying mortgage loan, including LTV and debt service coverage ratio, loan seasoning, and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and reserve fund balances; and structural participants such as administrators and servicers.

     In addition to examining the relative value of the investments, the Adviser's disciplined approach to investments for the Portfolio will include considerable interaction with rating agencies, extensive review of due diligence by underwriters and rating agencies, confirmation of debt service coverage ratios and stress testing of security cash flows. The Adviser also will select investments which will vary the Portfolio by underlying property types, geographic regions and industry exposure. In this regard, the Portfolio will not purchase any commercial Mortgage-Backed Security ("CMBS") if, giving effect thereto, (i) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from the same pool of collateral would increase and would account for more than 10% of the Portfolio's net assets, or (ii) the net assets of the Portfolio attributable to CMBS backed by the same pool of collateral would increase and the Portfolio would own more than 25% of the currently outstanding principal amount of CMBS that are directly or indirectly secured by or payable out of cash flow from the same pool of collateral. In addition, the Portfolio will not, except during any three-month period after any month in which its net assets have increased by more than 30%, purchase any CMBS if, giving effect thereto, (i) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from properties located within a single state of the U.S. would increase and would account for more than 25% of the Portfolio's net assets or (ii) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from office properties would increase and would account for more than 33%, or from hotel and motel properties would increase and would account for more than 20%, or from any one of multi-family, cooperative, industrial and warehouse, retail and shopping mall, mobile home park, nursing home and senior living center or hospital properties would increase and would account for more than 75% of the Portfolio's net assets, or (iii) the net assets of the Portfolio constituting particular issuances of CMBS that are directly or indirectly secured by or payable out of cash flow from single properties would increase and would account for more than 50% of the Portfolio's net assets. For the foregoing purpose, a CMBS will be considered to be secured by or payable out of the cash flow from a property only in the proportion that the outstanding principal amount of the mortgage loan relating to such property and backing such security bears to the sum of the outstanding principal amount of all mortgage loans backing such security. If the Portfolio's asset composition in any of the foregoing categories subsequently exceeds 110% of the related percentage limitation for any reason, the Portfolio will take such action as may be necessary so that within 60 days after the occurrence of such excess the relevant percentage limitation is again satisfied. The Portfolio will not invest in any issuance of Mortgage-Backed Securities more than 5% of the principal amount of the collateral of which at the time of issuance is single-family residential and agricultural properties in the aggregate.

INVESTMENT RESTRICTIONS

     The Portfolio has also adopted a number of fundamental investment restrictions which may not be changed without the approval of the Portfolio's outstanding voting securities. The SAI sets forth these restrictions in full. In addition, the Portfolio's investment objective is fundamental and may not be changed without such shareholder approval.

     The Portfolio has also adopted several non-fundamental portfolio investment limitations. The Portfolio will not modify any of its non-fundamental portfolio investment limitations without providing at least 60 days prior written notice of such modification to its shareholders.

DESCRIPTION OF SECURITIES

     The following describes certain types of securities in which the Portfolio may invest:

     COMMERCIAL MORTGAGE-BACKED SECURITIES

     Commercial Mortgage-Backed Securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination. This difference in prepayment exposure is significant due to extraordinarily high levels of refinancing of traditional residential mortgages experienced over the past year as mortgage rates have reached a 25 year low. Assets underlying Commercial Mortgage-Backed Securities may relate to only a few properties or to a single property. See "Risk Factors."

     Commercial Mortgage-Backed Securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored Commercial Mortgage-Backed Securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Portfolio may from time to time purchase Commercial Mortgage-Backed Securities directly from issuers in negotiated transactions or from a holder of such Commercial Mortgage-Backed Securities in the secondary market .

     Commercial Mortgage-Backed Securities generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by the subordinated class investors, which may be included in the Portfolio, by taking the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes, including the subordinated classes in which the Portfolio intends to invest, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, over-collateralization and the equity investors in the underlying properties.

     By adjusting the priority of interest and principal payments on each class of a given Commercial Mortgage-Backed Security, issuers are able to issue senior investment grade securities and lower rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of Commercial Mortgage-Backed Securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of Commercial Mortgage-Backed Securities. Even within a class of subordinate securities, most Commercial Mortgage-Backed Securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security.
This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return.

     Subordinated classes of Commercial Mortgage-Backed Securities have more recently been structured to meet specific investor preferences and issuer constraints and have different priorities for cash flow and loss absorption. As previously discussed, from a credit perspective, they are structured to absorb any credit-related losses prior to the senior class. The principal cash flow characteristics of subordinated classes are designed to be among the most stable in the Mortgage-Backed Securities market, the probability of prepayment being much lower than with traditional Residential Mortgage-Backed Securities. This characteristic is primarily due to the structural feature that directs the application of principal payments first to the senior classes until they are retired before the subordinated classes receive any prepayments. While this serves to enhance the credit protection of the senior classes, it produces subordinated classes with more stable average lives. Subject to the applicable provisions of the 1940 Act, there are no limitations on the classes of Commercial Mortgage-Backed Securities in which the Portfolio may invest. Accordingly, in certain circumstances, the Portfolio may recover proportionally less of its investment in a Commercial Mortgage-Backed Security than the holders of more senior classes of the same Commercial Mortgage-Backed Security.

     The rating assigned to a given issue and class of Commercial Mortgage-Backed Securities is a product of many factors, including, the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any Commercial Mortgage-Backed Security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the LTV ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the LTV and debt service coverage ratios. LTV ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the Commercial Mortgaged-Backed Security.

     RESIDENTIAL MORTGAGE-BACKED SECURITIES

     The Portfolio also expects to invest in Residential Mortgage-Backed Securities that are Mortgage-Backed Securities representing participation interests in pools of single-family residential mortgage loans originated by private mortgage originators. Traditionally, Residential Mortgage-Backed

Securities were issued by governmental agencies such as Fannie Mae, Freddie Mac and Ginnie Mae. The Portfolio intends to invest in those securities issued by nongovernmental agencies as well as governmental agencies. Nongovernmental entities that have issued or sponsored Residential Mortgage-Backed Securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Residential Mortgage-Backed Securities, similar to Commercial Mortgage-Backed Securities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

     While single-family residential loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, Residential Mortgage-Backed Securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.

     The types of agency and non-agency Commercial and Residential Mortgage-Backed Securities which the Portfolio may invest shall include, but not be limited to, the following securities:

     MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio may invest in Mortgage-Backed Securities issued by agencies or instrumentalities of the U.S. Government including GNMA, FNMA and FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of a Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees. See "Mortgage-Backed Securities" in the SAI.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities which are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" in the SAI.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. See "Adjustable Rate Mortgage Securities" in the SAI.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). See "Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities" in the SAI.

     LOWER RATED SECURITIES. The Mortgage-Backed Securities in which the Portfolio may invest may be lower rated (i.e., have a credit quality below investment grade). Investments in such lower rated securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before purchasing shares of the Portfolio. The Portfolio (i) will not invest in securities (other than U.S. Government securities) that are not rated at least B by S&P, D&P or Fitch or B2 by Moody's at the time of investment; (ii) will not invest in securities (other than U.S. Government securities) not rated by at least one of the foregoing organizations at the time of investment; (iii) will not invest more than 12.5% of its assets in securities that are rated below BB-/Ba3 by any of the foregoing organizations; and (iv) will not invest more than 25% of its assets in securities that are rated below BBB-/Baa3 by any of the foregoing organizations. In the case of short-term money market instruments and short-term commingled funds the applicable rating requirement will be A2/P2. Split rated securities will be accounted for at the lower rating. If any security held in its portfolio is downgraded such that the Portfolio would not be able at that time to make an investment in such security, the Portfolio will sell such security within 30 days after such downgrade. The Portfolio will maintain a dollar-weighted average credit quality of at least A-/A3, with U.S. Government securities assigned a AAA rating. In order to calculate the average credit quality of the Portfolio, the Portfolio will assign sequential numbers to each of the 20 rating categories from AAA to D, multiply the value of each instrument by the rating equivalent number assigned to its lowest rating, sum all of such products, divide the aggregate by the net asset value of the Portfolio and convert the number back to its equivalent rating symbol.

     Generally, lower rated securities offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominately speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Portfolio, with a commensurate effect on the value of a given portfolio's shares. While the market values of lower rated securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher rated securities. In addition, lower rated securities generally present a higher degree of credit risk. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

     Securities which are rated BB by S&P, D&P and Fitch and Ba by Moody's have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. A general description of the bond ratings of Moody's, S&P, D&P and Fitch is set forth in Appendix A to the Prospectus.

     In general, the ratings of nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Portfolio as initial criteria for the selection of portfolio securities, but the Portfolio also will rely upon the independent advice of the Adviser to evaluate potential investments.

     U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Portfolio will invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including, but not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. GNMA, FNMA and FHLMC investments by the Portfolio may also include pass-through securities, CMOs and certain other Mortgage-Backed Securities.

     BANK AND CORPORATE DEBT SECURITIES

     The Portfolio may not invest in bank or corporate debt securities except that it may invest in money market instruments for temporary defensive purposes and in order to keep cash on hand fully invested. Such instruments include but are not limited to notes, certificates of deposit, bankers' acceptances and commercial paper.

     FLOATING RATE AND INDEX OBLIGATIONS

     The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio could not invest.

     Floating rate securities pay interest according to a coupon which is reset periodically. This reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

     ILLIQUID SECURITIES

     Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Portfolio may purchase certain restricted securities up to 15% of its net assets eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 and may treat such securities as being liquid if the Adviser determines, pursuant to procedures adopted by the Trust's Board of Trustees, that a sufficient secondary market does exist for such securities. See the SAI for a further discussion of illiquid securities.

OTHER INVESTMENT PRACTICES.

     DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

     As a basic element of its overall investment strategy the Portfolio intends to use a variety of other investment management techniques and instruments. A more complete description of such techniques is contained in the SAI. The Portfolio may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps and floors and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Portfolio's unrealized gains in the value of its securities holdings, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques."

     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's position. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Portfolio to successfully utilize Additional Investment Management Techniques will depend on the Adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Portfolio has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

     In selecting counterparties for OTC hedging and risk management transactions, the Portfolio will adhere to the following minimum ratings: (i) with respect to an OTC derivative instrument with a remaining nominal maturity of six months or less, a Moody's Derivative Counterparty Rating of A3; (ii) with respect to an OTC derivative instrument with a remaining maturity of more than six months, a Moody's Derivative Counterparty Rating of AA3. If the counterparty does not have a Moody's counterparty rating, then either the Moody's or S&P long-term securities rating of A3/A- (with respect to category
(i) above) or Aa3/AA- (with respect to category (ii) above) may be used as a substitute. In addition, all such counterparties must have a minimum short-term rating of A-1 by Moody's and P-1 by S&P. If a counterparty drops below the minimum ratings, then the Portfolio will seek to unwind existing agreements with such counterparty in a cost effective manner and will be prohibited from entering into new agreements with the counterparty so long as the counterparty's rating is below the relevant minimum.

     The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Portfolio's holdings; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Portfolio being in a worse positionthan if such techniques had not been used. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques" and the Statement of Additional Information for further information.

     The Portfolio may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date outside the normal course of settlement for securities of that type. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     REPURCHASE AGREEMENTS

     The Portfolio may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed upon date. These agreements may be made with respect to anyof the securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Portfolio will not enter into any repurchase agreement with respect to securities other than U.S. Government securities and mortgage-backed securities. The value of the collateral for such repurchase agreement marked-to-market at the end of each business day will be at least 102% of the amount of the repurchase agreement. The Portfolio will not enter into any repurchase agreement the term of which exceeds 90 days.

RISK FACTORS

     COMMERCIAL MORTGAGE-BACKED SECURITIES AND RESIDENTIAL MORTGAGE-BACKED SECURITIES. Investments in Commercial Mortgage-Backed Securities involve the credit risks of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such Commercial Mortgage-Backed Securities and the risks associated with direct ownership of real estate. This may be especially true in the case of Commercial Mortgage-Backed Securities secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes.

     While the credit quality of the Commercial Mortgage-Backed Securities in which the Portfolio may invest will reflect the perceived likelihood of future cash flows to meet operating expenses and cash flow requirements, the underlying commercial properties may not be able to continue to generate income to meet their operating expenses and cash flow requirements (mainly debt service, lease payments, capital expenditures, taxes, maintenance, insurance and tenant improvements) as a result of any of the factors mentioned above. Consequently, the obligors under commercial mortgages may be unable to make payments of interest in a timely fashion, increasing the risk of default on a related Commercial Mortgage-Backed Security. In addition, the repayment of the commercial mortgage loans underlying Commercial Mortgage-Backed Securities will typically depend upon the future availability of financing and the stability of real estate property values.

     The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Most commercial mortgage loans are nonrecourse obligations of the borrower, meaning that the sole remedy of the lender in the event of a default is to foreclose upon the collateral. As a result, in the event of default by a borrower, recourse may be had only against the specified property pledged to secure the loan and not against the borrower's other assets. If borrowers are not able or willing to refinance or dispose of the property to pay the principal balance due at maturity, payments on the subordinated classes of the related Commercial Mortgage-Backed Security are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes may only be determined after the foreclosure of the mortgage encumbering the property and, if the mortgagee takes title to the property, upon liquidation of the property. Factors such as the title of the property, its physical condition and financial performance, as well as governmental disclosure requirements with respect to the condition of the property, may make a third party unwilling to purchase the property at a foreclosure sale or for a price sufficient to satisfy the obligations with respect to the related Commercial Mortgage-Backed Securities. The condition of a property may deteriorate during foreclosure proceedings. Certain obligors on underlying mortgages may become subject to bankruptcy proceedings, in which case the amount and timing of amounts due under the related Commercial Mortgage-Backed Securities may be materially adversely affected.

     In general, any losses on a given Commercial Mortgage-Backed Security will be absorbed first by the equity holder, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security to the extent of its principal balance. Because the Portfolio intends to invest in subordinated classes of Commercial Mortgage-Backed Securities, there can be no assurances that in the event of default and the exhaustion of equity support, the reserve fund and any debt classes junior to those in which the Portfolio invests, the Portfolio will be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if mortgage values subsequently decline, the Portfolio may hold the "first loss" position in certain Commercial Mortgage-Backed Securities ahead of the more senior debt holders, which may result in significant losses. Many of the lower-rated Commercial Mortgage-Backed Securities are subject to less prepayment risk than in the case with Residential Mortgage-Backed Securities because of structural features of the underlying mortgage loans and the fact that they are entitled to repayment only after more senior classes are paid.

     Investments in Residential Mortgage-Backed Securities involve the credit risks that affect interest and principal cash flows similar to the credit risks of Commercial Mortgage-Backed Securities discussed above, as well as the prepayment risks associated with the possibility that prepayments of principal generally may be made at any time without penalty. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Changes in the rate of prepayments on a Residential Mortgage-Backed Security may change the yield to maturity of the security and amounts available for reinvestment from such securities by the Portfolio are likely to be greater during periods of relatively low or declining interest rates and therefore are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during the past three years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Because the Portfolio expects to invest in subordinated Residential Mortgage-Backed Securities, the prioritization of cash flows from mortgages under the Residential Mortgage-Backed Securities in favor of the senior classes generally reduces this prepayment risk.

     INVESTING IN LOWER CREDIT QUALITY SECURITIES. An investor should recognize that the lower-rated Commercial and Residential Mortgage-Backed Securities in which the Portfolio may invest have speculative characteristics. The prices of lower credit quality securities, which are commonly referred to as "junk bonds," have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. Securities rated lower than B by S&P and Moody's, including bonds rated as low as D by S&P or C by Moody's, can be regarded as having extremely poor prospects of ever attaining any real investment standing and may be in default with payment of interest and/or repayment of principal in arrears. A projection of an economic downturn or the advent of a recession, for example, could cause a decline in the price of lower credit quality securities because the advent of a recession could lessen the ability of obligors of mortgages underlying Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities to make principal and interest payments. In such event, existing credit supports and any first loss positions may be insufficient to protect against loss of principal.

     NON-DIVERSIFIED STATUS. The Portfolio has registered as a "non-diversified" investment company which enables it to invest more than 5% of its assets in the obligations of any single issuer, subject only to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result of its ability to concentrate its investments in the obligations of a smaller number of issuers, the Portfolio may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence.

     ILLIQUID SECURITIES. Liquidity of a security relates to the ability to easily dispose of securities and the price to be obtained, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. The Commercial Mortgage-Backed Securities which the Portfolio intends to acquire may be less marketable and in some instances will be considered illiquid by the Portfolio under applicable standards because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).


PORTFOLIO TURNOVER

     The Portfolio has no fixed policy with respect to portfolio turnover. The Portfolio does not expect to trade in securities for short-term gain. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. While the Portfolio will pay commissions in connection with its options and futures transactions, the other securities in which the Portfolio invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. It is expected that the annual portfolio turnover rate for the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction commissions, costs on the sale of securities and on reinvestment in other securities. BlackRock will monitor the tax status of the Portfolio under the Internal Revenue Code during any period in which the annual turnover rate of the Portfolio exceeds 100%. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Portfolio's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. See "Portfolio Transactions" in the Statement of Additional Information.


MANAGEMENT
--------------------------------------------------------------------------------


BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

ADVISER

     BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995, BlackRock Financial Management L.P. sold its business to PNC Bank, National Association ("PNC Bank"). The principal business address of BlackRock is 345 Park Avenue, New York, NY 10154.

     As adviser, BlackRock, is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

     Keith Anderson and Robert S. Kapito are the persons primarily responsible for the day-to-day management of the Portfolio's investments.

     Keith Anderson is a Managing Director at BlackRock Financial Management, and co-head of the Portfolio Management Group. In addition, Mr. Anderson co-chairs the Investment Strategy Committee and he is a member of the firm's Management Committee.

Mr. Anderson has primary responsibility for managing client portfolios and for acting as a specialist in the government and mortgage sectors. His areas of expertise include Treasuries, agencies, futures, options, swaps and a wide range of traditional and non-traditional mortgage securities. Mr. Anderson also serves as Vice President for BlackRock's family of mutual funds and for the Shearson Lehman Brothers Adjustable Rate Government Income Fund.

     Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson joined First Boston in 1987 as a mortgage securities and derivative products strategist working with institutional money managers. From 1983 to 1987, Mr. Anderson was a Vice President and Portfolio Manager at Criterion Investment Management Company where he had primary responsibility for a $2.8 billion fixed income portfolio and was an integral part of the firm's portfolio management team.

     Mr. Anderson has published numerous articles on fixed income strategies, including two articles in The Handbook of Fixed Income Options: "Scenario Analysis and the Use of Options in Total Return Portfolio Management" and "Measuring, Interpreting, and Applying Volatility within the Fixed Income Market." Mr. Anderson received a Bachelor of Science in Economics and Finance from Nichols College in 1981 and an M.B.A. from Rice University in 1983.

     Rob Kapito is Vice Chairman of BlackRock Financial Management, and co-head of its Portfolio Management Group. Mr. Kapito is a member of both the firm's Management Committee and its Investment Strategy Committee. Mr. Kapito has primary responsibility for managing client portfolios and for acting as a specialist in the mortgage and municipal sectors. In addition, Mr. Kapito has been instrumental in marketing BlackRock's mutual funds and in coordinating the analytics and administrative functions necessary for managing these funds. Mr. Kapito also serves as Vice President for BlackRock's family of mutual funds and for the Shearson Lehman Brothers Adjustable Rate Government Income Fund.

     Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation. Mr. Kapito initially joined First Boston in 1979 in the Public Finance Department and returned to the firm in 1983 in the Mortgage Products Group after completing business school. In the Mortgage Products Group, he initially traded mortgage securities and then became the head trader of collateralized mortgage obligations. Ultimately, Mr. Kapito became head of Mortgage Capital Markets with responsibility for marketing and pricing all of the mortgage-backed and asset-backed securities underwritten by First Boston. In 1982, Mr. Kapito worked as a strategic consultant with Bain & Co. and with two other private companies in Europe.

     Mr. Kapito received a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania in 1979, and an M.B.A. from Harvard Business School in 1983.

     For the services provided and expenses assumed by it, BlackRock is entitled to receive from the Portfolio a fee paid at the end of each calendar quarter at an annualized rate of .25% of the Portfolio's average month-end net assets. From time to time BlackRock may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. The Adviser has agreed to cap the Portfolio's expenses (other than advisory fees) at no more than .12% of average net assets per year. See "Introduction--Expense Table."

ADMINISTRATORS

     PMFCO, whose principal business address is 345 Park Avenue, New York, New York 10154, PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PMFCO and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

     The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, PMFCO is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

EXPENSES

     Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by BlackRock or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

     If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, BlackRock and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example," "Management--Adviser" and "Management--Administrators" for discussions of expense reimbursements and fee waivers.

PORTFOLIO TRANSACTIONS

     The Portfolio's adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company

Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such company as agent for and upon the order of customers. PNC Bank, BlackRock, PMFCO, PFPC and Institutions that are banks or bank affiliates, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Institutional Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Institutional Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.


PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------


DISTRIBUTOR

     Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Provident Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

     The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Adviser to pay a fee to the Distributor, which in turn is authorized to make payments to securities dealers with which the Distributor may enter into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the Plan to compensate institutions who perform support services that would otherwise be performed by an Administrator or its agents. The purpose of the Plan is to promote distribution of the Fund's shares and to enhance the provision of shareholder services. The Fund is not required or permitted under the Plan to make payments over and above its investment advisory fee; the Plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution related and shareholder servicing activities. See "Distributor and Distribution Plan" in the SAI.

PURCHASE OF SHARES

     Institutional Shares are offered without a sales load on a continuous basis to Institutions at the net asset value per share of the Portfolio next computed after an order is received in proper form by PFPC. Dividends will commence accruing on that day. Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 12:00 Noon (Eastern Time) are priced at the net asset value per share on the following Business Day. The Fund may in its discretion reject any order for Shares.

     Payment for Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. The minimum initial investment by an Institution is $50 million. There is no minimum subsequent investment.

REDEMPTION OF SHARES

     Redemption orders may be transmitted to PFPC by telephone at (800) 441-7379. Shares are redeemed at the net asset value per share of the Portfolio next determined after PFPC's receipt of the redemption request in proper order, and dividends will not accrue after the day on which the redemption is effectuated. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR
BANK).

     The date on which a redemption request is received will be the date specified if the redemption request specifies a particular date in the future for its effectiveness. The Fund expects to pay all redemption requests made with at least thirty (30) days' advance notice in cash. Redemption requests in excess of $250,000 by any single shareholder from the Portfolio within any three-month period may be paid in kind unless the Fund has received at least thirty (30) days' advance notice and will be paid in kind if the redeeming shareholder so requests and such payment will not adversely affect other shareholders. Shareholders who receive redemptions in kind will incur additional expense and delay in disposing of such securities and the value of such securities may decline during the disposition period.


     If a proper redemption request is received prior to 12:00 noon (Eastern time) on any Business Day payment of the redemption price will ordinarily be wired to the Shareholder's bank on the first business day subsequent to the 30-day advance notice redemption request in the case of the Portfolio. If the request is received after 12:00 noon (Eastern time) payment will ordinarily be wired to the shareholder's bank within two business days subsequent to the 30-day advance notice redemption request. Redemption proceeds will be sent by wire only to the bank named on the shareholder's application form. A shareholder may change the wire instructions on the application form by writing to PFPC with an appropriate signature guarantee.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.


NET ASSET VALUE
--------------------------------------------------------------------------------


     The net asset value for the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets subtracting the liabilities and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Fund's other portfolios.

     The value of securities held by the Portfolio are based upon market quotations or, if market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

     The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Institutional Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless an Institution elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily. All such dividends are paid within ten days after the end of each month and within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.


TAXES
-------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

     Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares.
Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 109 classes (22 classes of "Series B Investor Shares" and 29 classes each of "Institutional Shares," "Service Shares" and "Series A Investor Shares") representing interests in the Fund's investment portfolios. This Prospectus describes the Multi-Sector Mortgage Securities Portfolio III, which is classified as a non-diversified company under the 1940 Act. For information regarding other portfolios of the Fund, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

     Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the portfolio and is entitled to such dividends and distributions earned on the portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders ofa particular class or investment portfolio. Under Massachusetts law, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

     On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.


OTHER INFORMATION
------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).


PERFORMANCE INFORMATION

     From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to Institutions. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

     The yield of Shares of the Portfolio are computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Salomon Broad Investment Grade Index, the T-Bill Index and the "stocks, bonds and inflation Index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Service Organizations directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                   APPENDIX A

     The following summarizes the ratings used for debt securities:

DESCRIPTION OF MOODY'S BOND RATINGS:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

DESCRIPTION OF S&P BOND RATINGS:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

               B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

               CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

               CC -- The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

               C -- The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

               CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

               D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               Standard & Poor's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA, CC, C, CI and D categories.


DESCRIPTION OF DUFF & PHELPS' BOND RATINGS:

          AAA - Bonds rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA -- Bonds rated AA have high credit quality with strong protection factors. Risk is modest.

          A -- Bonds rated A have average but adequate protection factors.
Risk factors are greater and more variable in times of economic stress than AAA or AA.

          BBB -- Bonds rated BBB exhibit below average protection factors, but still considered for prudent investment. Considerable variability in risk during economic cycles.

          BB -- Bonds rated BB are below investment grade, but deemed likely to meet obligations when due.

          B -- Bonds rated B are below investment grade and possessing risk that obligations will not be met when due.

          CCC -- Bonds rated CCC are well below investment grade. They may be in default or have considerable uncertainty as to timely payment of interest and/or principal.

          DD -- Bonds rated DD are defaulted debt obligations. Payments of principal and/or interest have not been made.

          Duff & Phelps' letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA, CCC and DD categories.


DESCRIPTION OF FITCH BOND RATINGS:

          AAA -- Bonds rated AAA are considered investment grade and of the highest quality. The ability to pay interest and principal is exceptionally strong and unlikely to be affected by reasonably foreseeable events.

          AA -- Bonds rated AA are considered investment grade and very high credit quality.

          A -- Bonds rated A are considered investment grade and of high credit quality. The ability to pay interest and principal is strong, but may be vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB -- Bonds rated BBB are considered investment grade and satisfactory credit quality. The likelihood that these bonds will fall below investment grade, however, is higher than for bonds with higher ratings.

          BB -- Bonds rated BB are considered speculative. The ability to pay interest and principal may be affected over time by adverse economic changes.

          B -- Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the issuer's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC -- Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default.

          CC -- Bonds rated CC are minimally protected. Default seems probable over time.

          C -- Bonds rated C are in imminent default in payments of interest or principal.

          DDD, DD and D -- Bonds rated in any of these categories are in default on interest and/or principal payments.

          Fitch's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

                                   APPENDIX B

                      GENERAL CHARACTERISTICS AND RISKS OF
                  ADDITIONAL INVESTMENT MANAGEMENT TECHNIQUES

          In order to manage the risk of its securities portfolio, including duration management, or to enhance income or gain as described above, the Portfolio will engage in Additional Investment Management Techniques. The Portfolio will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Portfolio occur. The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

          The Portfolio may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Portfolio may also purchase and sell options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Portfolio's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Portfolio against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Portfolio will experience a loss in the amount of the option premium plus any related commissions. When the Portfolio sells put and call options, it receives a premium as the seller of the option. The premium that the Portfolio receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

          The Portfolio's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Portfolio must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

          The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

          CHARACTERISTICS. The Portfolio may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

          MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Portfolio will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

          LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Portfolio's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Portfolio currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies.

          The Portfolio will not enter into a futures contract or related option if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Portfolio's liquidation value, i.e. net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Portfolio reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

          SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars and listed options on securities, indices and futures contracts sold by the Portfolio are subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Portfolio does not hold the security or futures contract underlying the instrument, the Portfolio will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Portfolio's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Portfolio maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

                                                        The Multi-Sector
     NO PERSON HAS BEEN AUTHORIZED TO                       Mortgage
 GIVE ANY INFORMATION OR MAKE ANY                          Securities
 REPRESENTATIONS NOT CONTAINED IN THIS                   Portfolio III
 PROSPECTUS, OR IN THE STATEMENT OF
 ADDITIONAL INFORMATION INCORPORATED
 HEREIN BY REFERENCE, IN CONNECTION WITH
 THE OFFERING MADE BY THIS PROSPECTUS
 AND, IF GIVEN OR MADE, SUCH                             Institutional
 REPRESENTATIONS MUST NOT BE RELIED UPON                     Class
 AS HAVING BEEN AUTHORIZED BY THE FUND OR
 ITS DISTRIBUTOR.  THIS PROSPECTUS DOES
 NOT CONSTITUTE AN OFFERING BY THE FUND
 OR BY THE DISTRIBUTOR IN ANY
 JURISDICTION IN WHICH SUCH OFFERING MAY
 NOT LAWFULLY BE MADE.


            -------------------            Prospectus

             TABLE OF CONTENTS

                                      Page
                                      ----

 Introduction  . . . . . . . . . . . . .     ______________, 1995
 Financial Highlights  . . . . . . . . .
 Investment Policies . . . . . . . . . .
 Management  . . . . . . . . . . . . . .
 Purchase and Redemption of Shares . . .
 Net Asset Value . . . . . . . . . . . .
 Dividends and Distributions . . . . . .
 Taxes . . . . . . . . . . . . . . . . .
 Description of Shares . . . . . . . . .
 Other Information . . . . . . . . . . .

 INVESTMENT ADVISER
 BlackRock Financial Management Inc.
 New York, New York

 CO-ADMINISTRATOR
 PNC Mutual Fund Company
 New York, New York

 CO-ADMINISTRATOR AND TRANSFER AGENT
 PFPC Inc.
 Wilmington, Delaware

 CO-ADMINISTRATOR AND DISTRIBUTOR
 Provident Distributors, Inc.
 Radnor, Pennsylvania

 COUNSEL
 Drinker Biddle & Reath
 Philadelphia, Pennsylvania

 INDEPENDENT ACCOUNTANTS
 Coopers & Lybrand, L.L.P.
 Philadelphia, Pennsylvania

                               THE PNC(R) FUND

                     STATEMENT OF ADDITIONAL INFORMATION

               MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III


         This Statement of Additional Information provides supplementary information pertaining to Institutional shares ("Shares") representing interests in the Multi-Sector Mortgage Securities Portfolio III (the "Portfolio") of The PNC Fund (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated ____________, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated ____________. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                    CONTENTS

                                                                                              Page
                                                                                              ----

THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT ADVISORY, ADMINISTRATION,
 DISTRIBUTION AND SERVICING ARRANGEMENTS  . . . . . . . . . . . . . . . . . . . . . .
PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .
VALUATION OF PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
ADDITIONAL INFORMATION CONCERNING SHARES  . . . . . . . . . . . . . . . . . . . . . .
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE FUND

         The Fund was organized on December 22, 1988 as a Massachusetts business trust. The Portfolio originally commenced operations on October 6, 1994 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation.
On ______________, 1995 the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

         The Fund also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the distributor at the telephone number stated on the cover page of this Statement of Additional Information.


                       INVESTMENT OBJECTIVE AND POLICIES

         For a description of the objective and policies of the Portfolio, see "Investment Policies" in the Prospectus. In accordance with the applicable provisions of the Investment Company Act of 1940 (the "1940 Act"), the Portfolio will maintain with its custodian a segregated account of cash, cash equivalents, U.S. Government securities or other high grade liquid debt to the extent the Portfolio's obligations require segregation from the use of investment practices listed below. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

OTHER INVESTMENT PRACTICES

         INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date. The Portfolio will use these transactions as a hedge or for duration or risk management. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Portfolio will accrue the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Portfolio will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes.

         CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Portfolio may sell or purchase call options ("calls") on U.S. Treasury securities, mortgage-backed securities, other debt securities, indices, and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and future contracts. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Portfolio must be "covered" as long as the call is outstanding (i.e., the Portfolio must own the securities or futures contract subject to the call or other securities acceptable for applicable segregation requirements). A call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Portfolio to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the

Portfolio the right to buy a security, futures contract or index at a fixed price. Calls on futures on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities and Eurodollar instruments must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Portfolio's obligations pursuant to such instruments.

         PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Portfolio may purchase put options ("puts") that relate to U.S. Treasury securities, Mortgage-Backed Securities, other debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio), indices or futures contracts. The Portfolio may also sell puts on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities, Eurodollar instruments, indices or futures contracts on such securities if the Portfolio's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Portfolio will not sell puts if, as a result, more than 50% of the Portfolio's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Portfolio may be required to buy the underlying instrument at a price higher than the current market price.

         WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Portfolio may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

         REPURCHASE AGREEMENTS. The Portfolio may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest.
Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Portfolio to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         RESTRICTED AND ILLIQUID SECURITIES. The Portfolio may purchase certain restricted securities ("Rule 144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now be liquid, though no assurance can be given that a liquid market for Rule 144A securities will develop or be maintained. The Portfolio's holdings of Rule 144A securities which are liquid securities will not be subject to its limitation on investment in illiquid securities. The Fund's Board of Trustees has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. The Board of Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities.

OTHER INVESTMENTS

         U.S. GOVERNMENT SECURITIES

         U.S. Government securities include:

                          1. U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

                          2.      Securities issued by agencies and
                 instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration ("FHA"), the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

                          3.      Securities issued by agencies and
                 instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentalities may borrow, to meet its obligations, from the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

                          4.      Securities issued by agencies and
                 instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.

         Neither the value nor the yield of the Portfolio's shares or of the U.S. Government securities which may be invested in by the Portfolio are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Portfolio will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation, as a result of changes in interest rates, than debt securities with shorter maturities.

         MORTGAGE-BACKED SECURITIES

         As discussed in the Prospectus, the Mortgage-Backed securities purchased by the Portfolio evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC and by private issuers, such as depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

         GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         The GNMA certificates will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

         FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each FNMA certificate will entitle the registered holder thereof to receive amounts representing such holder's pro-rata interest in scheduled principal payments and interest payments (at such FNMA certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

         Each FNMA certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; and (iii) adjustable rate mortgage loans.

         FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC certificates.

         FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such FHLMC certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

         FHLMC certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.

         ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities.

         The Portfolio also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         The Portfolio may invest in CMO residuals. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.

         TYPES OF CREDIT ENHANCEMENT

         Mortgage-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         RISK FACTORS RELATING TO MORTGAGE-BACKED SECURITIES

         The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

                            INVESTMENT RESTRICTIONS

         The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

         The Portfolio may not:

                 (1) invest 25% or more of the value of its total assets in any one industry (Mortgage-Backed Securities and other securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof are not treated as industries); provided, however, that the Portfolio will, except for temporary defensive purposes, invest at least 25 % of the value of its total assets in securities which represent interests in mortgages or liens on real property;

                 (2) issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3 % of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Portfolio's obligations under interest rate swaps are not treated as senior securities;

                 (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Portfolio's investment objective and policies or the acquisition of securities subject to repurchase agreements;

                 (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Portfolio may be deemed to be an underwriter;

                 (5) invest for the purpose of exercising control over management of any company other than issuers of collateralized mortgage obligations;

                 (6) purchase real estate or interests therein other than Commercial and Residential Mortgage-Backed Securities and similar instruments;

                 (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Portfolio becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

                 (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.


                             TRUSTEES AND OFFICERS

         The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS          POSITION WITH FUND       DURING PAST FIVE YEARS
----------------          ------------------       ----------------------
Philip E. Coldwell             Trustee             Economic Consultant;
Coldwell Financial                                 Chairman, Coldwell
Consultants                                        Financial Consultants;
3330 Southwestern Blvd.                            Director, Maxus Energy
Dallas, TX  75225                                  Corporation (energy
Age: 72                                            products) from 1989 to
                                                   1993; Director or Trustee
                                                   of Temporary Investment
                                                   Fund, Inc., Trust for
                                                   Federal Securities, and
                                                   Municipal Fund for
                                                   Temporary Investment.

Robert R. Fortune              Trustee             Financial consultant;
2920 Ritter Lane                                   Chairman, President and
Allentown, PA  18104                               Chief Executive Officer,
Age: 78                                            Associated Electric & Gas
                                                   Insurance Services Limited
                                                   from 1984 to 1993; Member
                                                   of the Financial Executives
                                                   Institute and American
                                                   Institute of Certified
                                                   Public Accountants;

                                                   Director, Trustee or Managing
                                                   General Partner of a number
                                                   of investment companies
                                                   advised by PIMC; Director,
                                                   Prudential Utility Fund, Inc.,
                                                   Prudential Structured Maturity
                                                   Fund, Inc. and Prudential
                                                   IncomeVertible Fund, Inc.


Rodney D. Johnson                 Trustee          President, Fairmount
Fairmont Capital                                   Capital Advisors, Inc.
Advisers, Inc.                                     (financial advisers)
1435 Walnut Street                                 since 1987; Treasurer,
Philadelphia, PA  19102                            North Philadelphia Health
Age: 53                                            System (formerly Girard Medical
                                                   Center) from 1988 to 1992;
                                                   Member, Board of Education,
                                                   School District of
                                                   Philadelphia, 1983 to 1988;
                                                   Treasurer, Cascade Aphasia
                                                   Center, 1984 to 1988;
                                                   Director or Trustee of
                                                   Temporary Investment Fund,
                                                   Inc., Trust for Federal
                                                   Securities, Municipal Fund
                                                   for Temporary Investment,
                                                   Municipal Fund for California
                                                   Investors, Inc. and
                                                   Municipal Fund for New
                                                   York Investors, Inc.

G. Willing Pepper1             Chairman of         Retired; Chairman of the
128 Springton                   the Board          Board, Specialty
 Lake Road                     and President       Composites Corporation
Media, PA 19063                                    until May 1984;
Age: 86                                            Chairman of the Board,
                                                   The Institute for Cancer
                                                   Research until 1979;
                                                   Director, Philadelphia
                                                   National Bank until
                                                   1978; President, Scott Paper





--------------------
1. This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                   Company from 1971 to 1973;
                                                   Director, Marmon Group, Inc. until
                                                   April 1986; Director, Trustee or
                                                   Managing General Partner of a
                                                   number of investment companies
                                                   advised by PIMC.


Anthony M. Santomero              Trustee          Deputy Dean from
310 Keithwood Road                                 1990 to 1994, Richard
Wynnewood, PA  19096                               K. Mellon Professor
Age:     48                                        of Finance since April
                                                   1984, and Dean's Advisory
                                                   Council Member since July
                                                   1984, The Wharton School,
                                                   University of Pennsylvania;
                                                   Associate Editor, Journal of
                                                   Banking and Finance since
                                                   June 1978; Associate Editor,
                                                   Journal of Economics and
                                                   Business since October 1979;
                                                   Associate Editor, Journal of
                                                   Money, Credit and Banking
                                                   since January 1980; Research
                                                   Associate, New York University
                                                   Center for Japan-U.S. Business
                                                   and Economic Studies since
                                                   July 1989; Editorial Advisory
                                                   Board, Open Economics Review
                                                   since November 1990; Director,
                                                   The Zweig Fund and The Zweig
                                                   Total Return Fund; Director
                                                   or Trustee of Temporary
                                                   Investment Fund, Inc.,
                                                   Trust for Federal Securities,
                                                   Municipal Fund for Temporary
                                                   Investment, and Municipal
                                                   Fund for California Investors, Inc.

David R. Wilmerding, Jr.          Vice-Chairman    President, Gates,
One Aldwyn Center                 of the Board     Wilmerding, Carper &
Villanova, PA  19085                               Rawlings, Inc.

Age: 60                                            (investment advisers)
                                                   since February 1989;
                                                   Director, Beaver Management
                                                   Corporation; Until September
                                                   1988, President, Treasurer
                                                   and Trustee, The Mutual
                                                   Assurance Company; Until
                                                   September 1988, Chairman,
                                                   President Treasurer and
                                                   Director, The Green Tree
                                                   Insurance Company (a
                                                   wholly-owned subsidiary
                                                   of The Mutual Assurance
                                                   Company); Until September
                                                   1988, Director, Keystone
                                                   State Life Insurance
                                                   Company; Director, Trustee
                                                   or Managing General
                                                   Partner of a number of
                                                   investment companies advised
                                                   by PIMC.

Edward J. Roach                   Treasurer        Certified Public
400 Bellevue Parkway              and Vice-        Accountant; Partner of
Suite 100                         President        the accounting firm of
Wilmington, DE  19809                              Main Hurdman until 1981;
Age: 71                                            Vice Chairman of the Board,
                                                   Fox Chase Cancer Center;
                                                   Trustee Emeritus, Pennsylvania
                                                   School for the Deaf; Trustee
                                                   Emeritus, Immaculata College;
                                                   President, Vice President
                                                   and/or Treasurer of a
                                                   number of investment
                                                   companies advised by PIMC.

Morgan R. Jones           Secretary                Partner in the law
Philadelphia National                              firm of Drinker Biddle &
  Bank Building                                    Reath, Philadelphia,
1345 Chestnut Street                               Pennsylvania.
Philadelphia, PA 19107-3496
Age: 55

         The Fund pays trustees who are not affiliated with PNC Asset Management Group ("PAMG") or Provident Distributors, Inc. ("PDI" or the "Distributor") $5,500 annually and $500 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting (subject to a cap of $6,000 per year for such meeting fees), and pays the Chairman an additional $5,000 annually. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, Provident Capital Management, Inc. ("PCM"), PNC Bank, National Association ("PNC Bank"), BlackRock Financial Management Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), PNC Mutual Fund Group, Inc. ("PMFCO"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. (formerly, MFD Group, Inc.) ("PDI" and, collectively with PFPC, the "Administrators") or the Distributor currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

         The table below sets forth the compensation actually received from the Fund Complex of which the Portfolio is a part by the trustees for the period ended September 30, 1995:





                                                        PENSION OR                                      TOTAL COMPENSATION
                                  AGGREGATE             RETIREMENT BENEFITS     ESTIMATED ANNUAL        FROM REGISTRANT AND
  NAME OF PERSON,                 COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON           FUND COMPLEX(1) PAID
  POSITION                        REGISTRANT            FUND EXPENSES           RETIREMENT              TO TRUSTEES
  ---------------                 ----------            -------------           ----------              -----------
  Philip E. Coldwell, Trustee         $                       n/a                   n/a                   (3)(2)  $
                                       -----                                                                     -----

  Robert R. Fortune, Trustee          $                       n/a                   n/a                   (4)(2)  $
                                       -----                                                                     -----

  Rodney D. Johnson, Trustee          $                       n/a                   n/a                   (5)(2)  $
                                       -----                                                                     -----

  G. Willing Pepper, Chairman         $                       n/a                   n/a                   (6)(2)  $
  of the Board and President           -----                                                                     -----

  Anthony M. Santomero,               $                       n/a                   n/a                   (4)(2)  $
  Trustee                              -----                                                                     -----

  David R. Wilmerding, Jr.,           $                       n/a                   n/a                   (5)(2)  $
  Trustee                              -----                                                                     -----


         SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having





--------------------

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.

been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

         The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

         ADVISORY AGREEMENT. The advisory services provided by BlackRock and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses. In addition, if the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, BlackRock and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of the Fund, there were no state expense limitations more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1 1/2% of average annual net assets in excess of $100 million.

         BlackRock renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory

Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to the Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to the Portfolio, on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

         The Predecessor Portfolio was also advised by BlackRock. For the fiscal period October 6, 1994 (commencement of investment operations) through June 30, 1995, the Predecessor Portfolio paid $189,677, in investment advisory fees to BlackRock pursuant to the prior advisory agreement. In addition, during the period October 6, 1994 (commencement of investment operations) through June 30, 1995, BlackRock waived $56,269, in expenses.

         ADMINISTRATION AGREEMENTS. The Fund has entered into a Co-Administration Agreement with PMFCO and a separate Administration Agreement with PFPC and PDI (the "Administration Agreements"). The Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

         The Administration Agreements provide that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

         The Predecessor Portfolio received administrative services from State Street Bank and Trust Company ("State Street"). During the period October 6, 1994 (commencement of investment operations) through June 30, 1995, the Predecessor Portfolio paid $32,948, in administrative fees to State Street pursuant to the prior administration agreement.

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank National Association ("PNC Bank") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement").

Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company and Barclays Bank PLC serve as the Fund's sub-custodians.

         For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,
(iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional Shares in the Portfolio, plus per account fees and disbursements.

         DISTRIBUTOR AND DISTRIBUTION PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

         The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the

1940 Act on behalf of its Institutional Shares pursuant to which the Adviser is permitted to use a portion of the advisory fee it receives from the Portfolio to promote the distribution of the Fund Shares and to enhance the provision of shareholder services. The Plan was approved by a majority of (i) the trustees of the Fund and (ii) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees"). The Plan permits the Adviser to pay fees to the Distributor. The Fund is not required or permitted under the Plan to make payments over and above the amount of the advisory fee to promote the sale of its shares; the Plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution-related activities.

         From amounts received by it under the Plan, the Distributor is authorized to make payments to securities dealers with which the Distributor has entered into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the Plan to cover the Distributor's cost of marketing services and advertising on behalf of the Portfolio and to compensate institutions who perform support services that would otherwise is performed by the Fund or its agent. These support services may include providing such office space, equipment, telephone facilities and various personnel as may be necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, answer routine client inquiries and provide such other services to the Fund and the Portfolio as may reasonably be requested.

         The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the amount of money to be spent by a Portfolio must also be submitted to the stockholders of the Portfolio for approval.

         Service Organizations may charge their clients additional fees for account services.

                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolio invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolio may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

         The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolio will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

         The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolio without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

         One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio.

         Although the Advisory Agreement contains no restrictions on portfolio turnover it is not the policy of the Portfolio to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The Adviser will monitor the tax status of the Portfolio under the Internal Revenue Code during periods in which the annual turnover rate of the Portfolio exceeds 100%. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Portfolio's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. See "Taxes" below.

         For the period October 6, 1994 (commencement of operations) through June 30, 1995, the Predecessor Portfolio paid no brokerage commissions. In addition, for the period October 6, 1994 (commencement of operations) through June 30, 1995, the portfolio turnover rate for the Predecessor Portfolio was 215%.

         The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1994, the following Portfolios held the following securities: (a) Money Market
Portfolio: variable rate obligations of Goldman Sachs Group L.P., Lehman Brothers Holdings, Inc. and Morgan Stanley Group in the principal amounts of $47,000,000, $50,000,000 and $29,998,328, respectively; medium-term note of
Morgan Stanley Group in the principal amount of $15,000,000; and repurchase agreements with Kidder, Peabody & Co., Morgan Stanley & Co. and PaineWebber Group in the principal amounts of $100,000,000, $65,000,000 and $10,000,000, respectively; (b) Government Money Market Portfolio: repurchase agreements with Kidder, Peabody & Co. and Morgan Stanley & Co. in the principal amounts of $9,058,000 and $70,000,000, respectively; (c) Managed Income Portfolio: corporate bonds and variable rate obligations of Morgan Stanley Group in the principal amounts of $4,925,000 and $10,000,000, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $3,730,680; (d) Short-Term Bond Portfolio: corporate bonds of Lehman Brothers, Inc. and Merrill Lynch Co., Inc. in the principal amounts of $992,500 and $956,250, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $932,670; Intermediate-Term Bond Portfolio: corporate bonds of Lehman Brothers Holdings, Inc. in the principal amount of $975,000; and Index Equity Portfolio: common stock of Merrill Lynch & Co., Inc. and Salomon, Inc. in the principal amounts of $380,875 and $280,450, respectively.

                      PURCHASE AND REDEMPTION INFORMATION

         Institutional Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received.

         EXCHANGE PRIVILEGE.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

         MISCELLANEOUS. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

         Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                       VALUATION OF PORTFOLIO SECURITIES

         In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

                            PERFORMANCE INFORMATION

         TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements or in communications to shareholders, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                                          1/n
                                     ERV
                             T =  [(-----)    - 1]
                                      P
                 Where:      T =  average annual total return.

                           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                             P =  hypothetical initial payment of $1,000.

                             n = period covered by the computation, expressed in terms of years.

         Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

         Based on the foregoing calculation, the average annual total return for the Predecessor Portfolio for period October 6, 1994 (commencement of operations) through June 30, 1995 was as follows:


                                               Average Annual
                                                Total Return

                                               For the Period
                                                    ended
  Portfolio                                      6/30/95(1)
  ---------                                      ----------
  PREDECESSOR PORTFOLIO                            12.78%


-------------------------------

         (1)     Commenced investment operations on October 6, 1994.

         The Portfolio may also from time to time include in advertisements and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of the Portfolio's shares with other performance measures. For example, in comparing the total return of the Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial

Average or the Salomon Broad Investment Grade Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

         YIELD. The Portfolio may advertise its yield on its Institutional Shares. Under the rules of the SEC, the Portfolio must calculate yield using the following formula:



                             a-b     6
                 YIELD = 2[(----- +1)  - 1]
                             cd

                 Where:   a =  dividends and interest earned during  the
                               period.

                          b =  expenses accrued for the period (net of
                               reimbursements).

                          c =  the average daily number of shares
                               outstanding during the period that
                               were entitled to receive dividends.

                          d = the maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

         The annualized yield information for the 30-day period ended June 30, 1995 for the Predecessor Portfolio was as follows:


                 PORTFOLIO                         YIELD
                 ---------                         -----
                 Predecessor Portfolio              7.80%


         OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of Institutional Shares of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in the Portfolio.

                            [CHART TO BE TAPED HERE]





         MISCELLANEOUS. Yield on shares of the Portfolio may fluctuate daily and does not provide a basis for determining future yield. Because such yield will fluctuate, it cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Authorized Dealers, Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolio.

         The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in the Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of the Portfolio's Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Portfolio. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                     TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         The Portfolio will elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including securities and forward foreign currency exchange contracts, but only to the extent that such contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to the Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by the Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

         Distributions of investment company taxable income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

         In the case of corporate shareholders, distributions (other than capital gain dividends) from the Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

         Ordinary income of individuals will be taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%, but at marginal rates of 39% for taxable income between $100,000 and $335,000. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         Generally, futures contracts held by the Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

         Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the

Portfolio, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolio. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolio each year.

         The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                    ADDITIONAL INFORMATION CONCERNING SHARES

         Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                                 MISCELLANEOUS

         COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel.

         INDEPENDENT ACCOUNTANTS. Coopers & Lybrand, L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

         FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on September 29, 1995 owned of record or beneficially 5% or more of the outstanding shares of the Portfolio was as follows:

Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 6.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.1%; Government Money Market Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 76.5%; PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 5.0%; Municipal Money Market Portfolio: PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 12.1%; PNC Bank Ohio, 201 E. Fifth St., Cincinnati, OH 45202, 8.1%; PNC Bank, Saxon and Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 73.1%; Ohio Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 26.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 58.9%; North Carolina Municipal Money Market Portfolio:
Branch Banking & Trust Company, P.O. Box 1847, Wilson, N.C. 27893, 5.6%; Centura Bank, P.O. Box 1220, Rocky Mount, NC 27802, 13.1%; United Carolina Bank Whiteville, P.O. Drawer 632, Whiteville, NC 28472, 22.3%; First Charter National Bank, P.O. Box 228, Concord, NC 28926, 13.1%; McWood & Co., First Citizens Bank, P.O. Box 29522, Raleigh, NC 27626, 13.0%; North Carolina Trust Co., 301 North Elm St., Greensboro, NC 27402, 17.0%; Pennsylvania Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.3%; Virginia Municipal Money Market Portfolio: Oldom & Co., First Virginia Bank Inc., 6400 Arlington Blvd., Falls Church, VA 22042, 77.4%; Warritrust & Company, F&M Bank, P.O. Box 93, Warrenton, VA 22186, 5.8%; Piedmont Company, Piedmont Trust Bank, P.O. Box 4751, Martinsville, VA 24115, 9.9%; Managed Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.3; Tax-Free Income
Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 15.5%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 41.5%; Ohio Tax-Free Income
Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 32.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.6%; Pennsylvania Tax-Free

Income: BHC Securities, 100 N. 20th St., Phila., PA 19103, 46.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 24.9%; Intermediate Government
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.2%; Short-Term Bond Portfolio: Medical Practice Account, 1020 Walnut St., Phila., PA 19107, 14.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 83.7%;
Intermediate-Term Bond Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.9%; Government Income Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 20.3%; International Emerging Markets Portfolio: First Charter National Bank, P.O. Box 228, Concord, NC 28026, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 88.7%; Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 96.4%; Index Equity
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.5%; Small Cap Value Equity Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 5.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 81.6%; International Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.6%; Balanced Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 24.9%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.5%;
Value Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.1%; Small Cap Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 90.1%; and Core Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 98.1%.

         On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

         BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PIMC, BlackRock, PCM, PEAC, PMFCO, PFPC and PNC Bank are subject to such banking laws and regulations.

         PIMC, BlackRock, PCM, PEAC, PMFCO, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

         SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

         THE FUND'S NAME. PNC Bank Corp. is the owner of the registered service mark "PNC." The Fund has entered into a licensing agreement with respect to its non-exclusive use of "PNC," under which it has agreed not to claim any interest to the name "PNC" except under the agreement. The license will terminate if it is breached by the Fund or if neither PIMC nor any of PNC Bank Corp.'s affiliates continues as the investment adviser or manager of the Fund.


                              FINANCIAL STATEMENTS

         The audited financial statements for the Predecessor Portfolio contained in its Annual Report to Shareholders dated June 30, 1995 are incorporated by reference in this Statement of Additional Information. No other parts of the Annual Report are incorporated by reference herein. Additional copies of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III
--------------------------------------------------
ANNUAL REPORT
JUNE 30, 1995

THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III


PORTFOLIO OF INVESTMENTS
JUNE 30, 1995

---------------------------------------------------------------------------------------------------------------------
               PRINCIPAL
  RATING*       AMOUNT                                                                                      VALUE
(UNAUDITED)     (000)                     DESCRIPTION                                                      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                          LONG-TERM INVESTMENTS - 97.3%
                          COMMERCIAL MORTGAGE-BACKED SECURITIES - 90.5%
A               $4,000    American Southwest Financial Securities Corporation,
                            8.00%, Series 1994-C2, Class A4, 08/25/10 ................................   $  3,946,394
AA               1,500    Bellaire Finance Incorporated,
                            8.97%, Class A, 02/01/08..................................................      1,573,125
                          CBA Mortgage Corporation,
BBB              4,074      7.15%, Series 1993-C1, Class D, 12/25/03 .................................      3,981,515
AAA                300      7.15%, Series 1993-C1, Class A2, 12/25/03 ................................        306,906
                          Central Life Assurance Company,
AA+              3,444      8.90%, Series 1994-1, Class A2, 11/01/20 .................................      3,623,092
A                1,126      9.10%, Series 1994-1, Class B1, 11/01/20 .................................      1,177,927
AA               4,887    Citibank of New York, Mortgage Pass-Through Certificate
                            8.00%, Series 1994-1 Class A, 01/25/19 ...................................      5,059,729
AA               3,988    Creekwood Capital Corporation, Collateral Note,
                            8.47%, 03/16/15...........................................................      4,257,438
AA               3,500    CS First Boston Mortgage Securities Corporation,
                            9.59%, Series 1995-M1, Class B, 04/25/25 .................................      3,915,625
                          DLJ Mortgage Acceptance Corporation,
AA               5,000      7.86%, Series 1992-3, Class A, 06/18/07...................................      5,117,500
AA               1,000      7.65%,  Series 1993-M12, Class A2, 09/18/03...............................      1,023,500
BBB              3,000    FSA Finance Incorporated,
                            8.31%,Class C, 06/01/02...................................................      3,068,174
A                4,000    Gentra Capital Commercial Real Estate,
                            8.50%, Series 1994-1, Class D, 07/25/28 ..................................      4,093,018
BB-              1,020    Kearny Street Real Estate L P,
                            9.56%, Series 1993-1, Class D, 07/15/03 ..................................      1,032,848
                          KP Acceptance Corporation I,
A                2,500      7.00%, Series 1994-C1, Class C, 02/01/06 .................................      2,466,846
BBB              1,074      6.50%, Series 1993- M3, Class D, 11/25/25.................................        997,931
A                3,000    Lehman Brothers Mortgage Trust,
                            8.00%, Series 1992-M1, Class B, 12/25/01 .................................      2,940,000
                          Lennar United States Partners Limited,
AA               2,906      6.66%, Series 1994-1, 09/15/01 ...........................................      2,909,614
BB               1,500      9.75%, Series 1995-1, Class E, 05/15/05...................................      1,510,524
B                1,000      11.70%, Series 1995-1, Class F, 05/15/05..................................      1,005,587
A                2,125    LTC,
                            9.50%, Series 1994-1, Class C, 06/15/26 ..................................      2,345,326
                          Nomura Asset Capital Corporation,
AA               2,000      7.64%, Series 1993-M1, Class A1, 11/25/03.................................      2,045,249
BBB              2,000      7.64%, Series 1993-M1, Class A3, 11/25/03.................................      1,966,075


THE BFM INSTITUTIONAL TRUST INC.

See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995

---------------------------------------------------------------------------------------------------------------------
               PRINCIPAL
  RATING*       AMOUNT                                                                                      VALUE
(UNAUDITED)     (000)                     DESCRIPTION                                                      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                          COMMERCIAL MORTGAGE-BACKED SECURITIES - (CONT.)
                          Resolution Trust Corporation,
AAA             $ 2,682     6.58%, Series 1994-C2, Class A1, 04/25/25.................................   $  2,680,628
BBB               3,000     6.90%, Series 1995-C1, Class D, 02/25/27..................................      2,754,375
Aa2               4,800     7.26%, Series 1992-C4, Class A2, 06/25/24.................................      4,886,671
AA-               1,433     7.70%, Series 1992-C6, Class B, 07/25/24..................................      1,442,547
Baa2              1,950     8.00%, Series 1992-C6, Class C, 07/25/24..................................      1,963,292
A                 2,966     8.00%, Series 1994-C2, Class D, 04/25/25..................................      2,946,561
AA-               5,795     8.13%, Series 1992-C1, Class B, 08/25/23..................................      5,930,393
A                 3,167     8.50%, Series 1993-C2, Class D, 03/25/23..................................      3,234,020
A+                2,602     8.85%, Series 1992-C5, Class C, 05/25/22..................................      2,708,323
B+                2,500     10.63%, Series 1994-N2, Class A, 12/15/04.................................      2,490,362
BB                3,000   SKW Real Estate,
                            9.05%, Series 1994, Class D, 04/15/04 ....................................      3,004,994
                          SKW Real Estate II,
B                   500     11.00%, Class E, 04/15/05.................................................        502,099
B                 2,222     12.80%, Class E, 04/15/05.................................................      2,236,168
A                 4,500   TVO Southwest,
                            9.37%, Series 1994-MF1, Class A2, 11/18/09 ...............................      4,955,557
                                                                                                         ------------
                                                                                                          102,099,933
                                                                                                         ------------

                          U.S. GOVERNMENT SECURITIES - 6.8%
                          U.S. Treasury Notes,
                    970 #   4.75%, 8/31/98............................................................        944,693
                  2,135     6.88%, 3/31/00............................................................      2,229,409
                  4,300     7.25%, 2/15/98............................................................      4,467,313
                                                                                                          -----------
                                                                                                            7,641,415


                          Total long-term investments
                            (cost $106,007,269).......................................................    109,741,348
                                                                                                         ------------

                          SHORT-TERM INVESTMENTS - 5.6%
                          REPURCHASE AGREEMENT
                  6,300   Lehman Brothers Inc., 6.15%, dated 6/30/95, due 7/03/95 in the amount of $6,303,229 (cost $6,300,000, collateralized by
                            $5,000,000 U.S. Treasury Bond, 10.375%, due 11/15/09
                            with a value of $6,510,879)...............................................      6,300,000




See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III

PORTFOLIO OF INVESTMENTS
JUNE 30, 1995

----------------------------------------------------------------------------------------------------------------------
                                                                                                             VALUE
CONTRACTS##                                     DESCRIPTION                                                 (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                  CALL OPTIONS PURCHASED- 0.0%
    28            U.S. Treasury Bond Future, expiring December 1995
                             (cost $84,324)...........................................................   $     64,750

                  Total short-term investments
                             (cost $6,384,324)........................................................      6,364,750
                                                                                                         ------------

                  Total investments - 102.9%
                             (cost $112,391,593)......................................................    116,106,098

                  Liabilities in excess of other assets - (2.9%)......................................     (3,296,433)
                                                                                                         ------------


                  NET ASSETS - 100%...................................................................   $112,809,665
                                                                                                         ============
----------------------------------------------------------------------------------------------------------------------


*    Using the higher of Standard & Poor's, Moody's, or Fitch's rating.
# A portion of the above denoted securities market value was segregated to cover margin requirements for open financial futures contracts.
##   One contract equals $100,000 face value.



See Notes to Financial Statements.

THE BFM INSITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995

---------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $112,391,593) (Note 1)............................................    $116,106,098
Cash..........................................................................................          42,116
Interest receivable...........................................................................         765,887
Receivable for variation margin on futures....................................................          83,531
Receivable for investments sold...............................................................           2,683
Other.........................................................................................              97
                                                                                                  ------------
                                                                                                   117,000,412
                                                                                                  ------------
LIABILITIES
Payable for investments purchased.............................................................       4,105,014
Custodian fee payable.........................................................................          13,420
Other.........................................................................................          72,313
                                                                                                  ------------
                                                                                                     4,190,747
                                                                                                  ------------

NET ASSETS....................................................................................    $112,809,665
                                                                                                  ============

Net assets were comprised of:
     Common stock, at par (Note 5)............................................................    $         10
     Paid-in capital in excess of par.........................................................     105,744,127
                                                                                                  ------------
                                                                                                   105,744,137
     Accumulated net realized gain............................................................       3,568,972
     Net unrealized appreciation .............................................................       3,496,556
                                                                                                  ------------
     Net assets, June 30,1995.................................................................    $112,809,665
                                                                                                  ============

Net asset value per share.....................................................................    $   1,068.11
                                                                                                  ============

Total shares outstanding at end of period.....................................................         105,616
-------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III
STATEMENT OF OPERATIONS
FOR THE PERIOD OCTOBER 4, 1994* THROUGH JUNE 30, 1995

---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
    Interest (including discount accretion of $111,768)........................................    $ 6,000,734
                                                                                                   -----------

Expenses
    Investment advisory........................................................................        189,677
    Custodian..................................................................................         41,989
    Registration...............................................................................         34,574
    Administration.............................................................................         32,948
    Audit......................................................................................         14,333
    Legal......................................................................................          9,555
    Transfer agent.............................................................................          2,500
    Directors..................................................................................          1,970
    Miscellaneous..............................................................................         10,320
                                                                                                   -----------
       Total expenses..........................................................................        337,866

       Expenses waived by the Adviser (Note 2).................................................        (56,269)
                                                                                                   -----------
       Net expenses............................................................................        281,597
                                                                                                   -----------
    Net investment income......................................................................      5,719,137
                                                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (NOTE 3)
Net realized gain on:
       Investments.............................................................................      2,332,081
       Futures.................................................................................      1,236,891
                                                                                                   -----------
       Net realized gain.......................................................................      3,568,972
                                                                                                   -----------
Net unrealized appreciation (depreciation) on:
       Investments.............................................................................      3,714,505
       Futures.................................................................................       (217,949)
                                                                                                   -----------
       Net unrealized appreciation on investments..............................................      3,496,556
                                                                                                   -----------
Net gain on investments........................................................................      7,065,528
                                                                                                   -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS......................................................................    $12,784,665
                                                                                                   ===========

---------------------------------------------------------------------------------------------------------------


* Commencement of operations.


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III
STATEMENT OF CASH FLOWS
FOR THE PERIOD OCTOBER 4, 1994* THROUGH JUNE 30, 1995

------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
    Interest received ................................................                  $   5,123,709
    Expenses paid ....................................................                       (195,865)
    Variation margin paid.............................................                       (301,480)
    Purchase of short-term portfolio
       investments, net ..............................................                     (6,300,000)
    Gain/loss on closed futures contracts ............................                      1,236,891
    Purchase of long-term portfolio investments ......................                   (278,912,706)
    Proceeds from disposition of long-term
       portfolio investments..........................................                    179,366,567
                                                                                        -------------
    Net cash flows used for operating activities .....................                    (99,982,884)
                                                                                        -------------
Cash flows provided by financing activities:
    Dividends paid (excluding reinvestment of dividends
       of $5,719,137).................................................                              0
    Proceeds from Trust shares sold ..................................                    100,000,000
                                                                                        -------------
       Net cash flows provided by financing activities ...............                    100,000,000
                                                                                        -------------
Net increase in cash .................................................                         17,116
Cash at beginning of period...........................................                         25,000
                                                                                        -------------
Cash at end of period ................................................                  $      42,116
                                                                                        =============

RECONCILIATION OF NET INCREASE
IN NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH FLOWS USED FOR
OPERATING ACTIVITIES
Net increase in net assets resulting from operations .................                  $  12,784,665
                                                                                        -------------
Increase in investments ..............................................                   (109,040,570)
Net realized gain ....................................................                     (3,568,972)
Increase in unrealized appreciation ..................................                     (3,496,556)
Increase in receivable for investments sold ..........................                         (2,683)
Increase in interest receivable ......................................                       (765,887)
Increase in margin variation on futures ..............................                        (83,531)
Increase in other assets .............................................                            (97)
Increase in payable for investments purchased ........................                      4,105,014
Increase in accrued expenses and other liabilities....................                         85,733
                                                                                        -------------
    Total adjustments ................................................                   (112,767,549)
                                                                                        -------------

Net cash flows used for operating activities .........................                  $ (99,982,884)
                                                                                        =============

------------------------------------------------------------------------------------------------------


* Commencement of operations.


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD OCTOBER 4, 1994* THROUGH JUNE 30, 1995

-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:

    Net investment income.....................................................................    $  5,719,137

    Net realized gain on investments..........................................................       3,568,972

    Net unrealized appreciation
       on investments.........................................................................       3,496,556
                                                                                                  ------------

    Net increase in net assets resulting
       from operations........................................................................      12,784,665
                                                                                                  ------------

Dividends from net investment income..........................................................      (5,719,137)
                                                                                                  ------------

Capital share transactions:

       Proceeds from shares subscribed........................................................     100,000,000
       Net asset value of shares issued in
         reinvestment of dividends............................................................       5,719,137
                                                                                                  ------------

       Increase in net assets from capital
         share transactions...................................................................     105,719,137
                                                                                                  ------------

    Net increase..............................................................................     112,784,665

NET ASSETS

Beginning of period...........................................................................          25,000
                                                                                                  ------------

End of period.................................................................................    $112,809,665
                                                                                                  ============

-------------------------------------------------------------------------------------------------------------------


* Commencement of operations.


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III
FINANCIAL HIGHLIGHTS
FOR THE PERIOD OCTOBER 6, 1994* THROUGH JUNE 30, 1995

--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of period............................................           $1,000.00
                                                                                           ---------
   Net investment income (a)....................................................               55.81
   Net realized and unrealized gain on investments..............................               68.11
                                                                                           ---------
Net increase from investment operations.........................................              123.92
                                                                                           ---------
Dividends from net investment income............................................              (55.81)
                                                                                           ---------
Net asset value, end of period..................................................           $1,068.11
                                                                                           =========

TOTAL INVESTMENT RETURN (b).....................................................              12.78%

RATIOS TO AVERAGE NET ASSETS:
Expenses (a)....................................................................               0.37% (c)
Net investment income (a).......................................................               7.54% (c)

SUPPLEMENTAL DATA:
Average net assets (in thousands) ..............................................            $103,332
Portfolio turnover .............................................................                215%
Net assets, end of period (in thousands)........................................            $112,810

--------------------------------------------------------------------------------------------------------


 *   Commencement of investment operations.
(a) For the period ended June 30, 1995, the Adviser waived expenses amounting to $56,269. Net investment income before waiver of fees would have been $55.28 on a per share basis and the ratio of net operating expenses to average net assets and the ratio of net investment income to average net assets would have been 0.45% and 7.46%, respectively.
(b) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.
(c)  Annualized.


     Contained above is audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1.       ORGANIZATION AND ACCOUNTING POLICIES

     The BFM Institutional Trust Inc. (the "Trust") is a no-load, open-end management investment company organized as a Maryland corporation. The Articles of Incorporation permit the Board of Directors to create an unlimited number of series (or "Portfolios"), each of which issues a separate class of shares and has its own investment objective and policies. The Trust was formed on November 27, 1991 and had no operations through June 18, 1992 other than those related to organizational matters and the sale and issuance of 10,000 shares of The Short Duration Portfolio to BlackRock Financial Management Inc. ( the "Adviser") for $100,000 on June 18, 1992. The Multi-Sector Mortgage Securities Portfolio III (the "Portfolio") commenced investment operations on October 6, 1994. The Short Duration Portfolio and The Core Fixed Income Portfolio commenced investment operations on July 17, 1992 and December 9, 1992, respectively.

     As of June 30, 1995, 99.98% of the shares of capital stock of the Portfolio are owned by Ameritech Pension/VEBA Trust.

     The following is a summary of significant accounting policies followed by the Trust.


SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.


OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy, the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.


FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, to help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates, or for risk management, duration management or other portfolio management purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.


SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes premium or amortizes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.
Therefore, no federal income or excise tax provision is required.


DIVIDENDS AND DISTRIBUTIONS: The Trust declares dividends daily and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities.


NOTE 2.       AGREEMENTS

     The Trust has an Investment Advisory Agreement with the Adviser which provides that the Portfolio will pay to the Adviser for its services a monthly fee in an amount equal to .25% of average daily net assets on an annualized basis. The Adviser has agreed to waive a portion of its advisory fee from the Portfolio to the extent that the expenses of the Portfolio exceed .37% of average daily net assets. For the period ended June 30, 1995, the Adviser reimbursed expenses of $56,269 from the Portfolio. The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). State Street will receive an annual fee equal to .04% of the Portfolio's average daily net asset value.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Adviser. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses. The Adviser has agreed that, in any fiscal year, it will reimburse the Trust for expenses (including the fees of the Adviser but excluding taxes, interest, brokerage fees, commissions, litigation and indemnification expenses and other extraordinary expenses) that exceed the most restrictive expense limitation imposed by state securities commissions. The most restrictive expense limitation is 2 1/2% of the average value of the Trust's net assets during the year up to $30 million, 2% of the next $70 million of average net assets and 1 1/2% thereafter. Such expense reimbursement, if any, will be estimated and accrued daily. No expense reimbursement was required due to such limitation for the period ended June 30, 1995.

      The Trust has entered into a Distribution Agreement with Provident Distributors, Inc. (the "Distributor"). Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Trust's shares, and in that capacity makes a continuous offering of the Trust's shares and bears the costs and expenses of printing and distributing any copies of any prospectuses and annual and interim reports for the Trust (after such items have been prepared and set in type) which are used in connection with the offering of shares to securities dealers or investors, and the cost and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by securities dealers in connection with the offering of the shares for sale to the public. There is no fee payable by the Trust pursuant to the Distribution Agreement, and there is no sales or redemption charge. The Distribution Agreement provides for indemnification by the Trust of the Distributor, its partners, employees, agents and affiliates for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions. The continuance of the Distribution Agreement must be approved in the same manner as the Investment Advisory Agreement, and the Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to any Portfolio at any time without penalty by the Rule 12b-1 Directors (as defined below) or by vote of a majority of the outstanding shares of the Portfolio (as such term is defined in the Investment Company Act) on not more than 60 days' nor less than 30 days' written notice to the Distributor and by the Distributor on like notice to the Trust.

      The Trust has adopted a Distribution and Stockholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Adviser is permitted to use a portion of the advisory fee it receives from the Trust to promote the distribution of the Trust's shares and to enhance the provision of stockholder services. The Plan was approved by a majority of
(i) the directors of the Trust and (ii) the directors of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (Rule 12b-1 Directors). The Plan permits the Adviser to pay fees to the Distributor. The Trust is not required or permitted under the Plan to make payments over and above the amount of the advisory fee to promote the sale of its shares; the Plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution-related activities.

      From amounts received by it under the Plan, the Distributor is authorized to make payments to securities dealers with which the Distributor has entered into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the Plan to cover the Distributor's cost of marketing services and advertising on behalf of the Portfolios and to compensate institutions who perform support services that would otherwise be performed by the Trust or its agent. These support services may include providing such office space, equipment, telephone facilities and various personnel as may be necessary or beneficial to establish and maintain stockholders' accounts and records, process purchase and redemption transactions, answer routine client inquiries and provide such other services to the Trust as may reasonably be requested.

      The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to any Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the amount of money to be spent by a Portfolio must also be submitted to the stockholders of the Portfolio for approval.

     Certain directors of the Trust who are not interested parties are paid a fee for their services in the amount of $2,500 on an annual basis.

          On February 28, 1995, the Adviser was acquired by PNC Bank, NA. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses. Additionally, on July 1, 1995, the transfer agent, custodial and administration function for Trust were assumed by PFPC (a wholly owned corporate subsidiary of PNC Bank, NA) and PNC Bank NA.

NOTE 3.       PORTFOLIO SECURITIES

         Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the period from October 6, 1994 (commencement of investment operations) to June 30, 1995 were $282,858,655 and $179,295,235 respectively. The federal income tax bases of the investments of the Portfolio at June 30, 1995 was $112,407,036, and accordingly, as of June 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $3,699,062 of which $3,758,064 related to appreciated securities and $59,002 related to depreciated securities.

     During the period ended June 30, 1995, the Trust entered into financial futures contracts. Details of open contracts at June 30, 1995 are as follows:

   NUMBER OF                           EXPIRATION         VALUE AT          VALUE AT       UNREALIZED APPRECIATION/
   CONTRACTS          TYPE               DATE            TRADE DATE       JUNE 30, 1995          (DEPRECIATION)
   ----------         ----             ----------        ----------       -------------    ------------------------
                   SHORT POSITIONS:
                   30 yr.               December
        14         T-Bond                  1995          $1,597,322        $1,583,313               $14,009

                   10 yr.               September         1,217,840         1,211,031                 6,809
    11,000         T-Note                  1995

                   LONG POSITIONS:
                   30 yr.               September
       166         T-Bond                  1995          19,053,496        18,846,188              (207,308)

                   5 yr.                September
        94         T-Bond                  1995           9,772,750         9,747,359               (25,391)

                   2 yr.                September
         7         T-Note                  1995             757,474           751,406                (6,068)
                                                                                                  ---------
                                                                                                  $(217,949)
                                                                                                  =========

NOTE 4.       REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. There were no reverse repurchase agreements during the period ended June 30, 1995.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. There were no dollar roll transactions during the period ended June 30, 1995.

NOTE 5.       CAPITAL

     The Trust is authorized to issue 2 billion shares of $.0001 par value capital stock in one or more classes or series. The Portfolio is authorized to issue 1 million shares. Of the 105,616 shares of the Portfolio outstanding at June 30, 1995, the Adviser owned 25 shares. Transactions in shares were as follows:

                                                                                    OCTOBER 6, 1994*
                                                                                         THROUGH
                                                                                      JUNE 30, 1995
                                                                                      -------------
    Shares subscribed ..........................................................         100,000

    Shares issued in connection with
    the reinvestment of dividends ..............................................           5,591
                                                                                         -------
                                                                                         105,591

    Shares redeemed ............................................................               0
                                                                                         -------

    Net increase ...............................................................         105,591
                                                                                         =======

* Commencement of investment operations


NOTE 6.       DIVIDENDS

     Subsequent to June 30, 1995 the Board of Directors of the Trust declared a dividend from undistributed earnings of $676.106 per share, payable July 31, 1995 to shareholders of record on July 31, 1995.

-------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------


The Shareholders and Board of Directors of
The BFM Institutional Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Multi-Sector Mortgage Securities Portfolio III of The BFM Institutional Trust Inc. as of June 30, 1995 and the related statements of operations, cash flows and changes in net assets for the period October 4, 1994 (commencement of operations) to June 30, 1995 and financial highlights for the period October 6, 1994 (commencement of investment operations) to June 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Multi-Sector Mortgage Securities Portfolio III of The BFM Institutional Trust Inc. at June 30, 1995 and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the periods stated in conformity with generally accepted accounting principles.





Deloitte & Touche LLP

New York, New York
August 7, 1995

-------------------------------------------------------------------------------
                        THE BFM INSTITUTIONAL TRUST INC.

               THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III

                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

At a Special Meeting of Trust Shareholders on February 15, 1995, the Shareholders approved the investment advisory agreement for the Portfolio with BlackRock Financial Management, Inc. The results of the voting is as follows:

                  VOTES                     VOTES                      VOTES
                   FOR                     AGAINST                    WITHHELD
                 101,092                     --                          --

-------------------------------------------------------------------------------
                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

ADJUSTABLE RATE                     Mortgage instruments with interest
MORTGAGE-BACKED                     rates that adjust at periodic intervals at a
SECURITIES                          fixed amount relative to the market levels
                                    of interest rates as reflected in
                                    (ARMS): specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities backed by various types of
                                    receivables such as automobile and credit card receivables.


COLLATERALIZED MORTGAGE             Mortgage-backed securities which separate
OBLIGATIONS (CMOS):                 mortgage pools into short-, medium-,
                                    and long-term securities with different
                                    priorities for receipt of principal and
                                    interest. Each class is paid a fixed or
                                    floating rate of interest at regular
                                    intervals. Also known as multiple-class
                                    mortgage pass-throughs.

DIVIDEND:                           This is income generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares dividends daily and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders may elect to have all
                                    distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

-------------------------------------------------------------------------------
                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities issued or guaranteed by the U.S.
                                    government, or one of its agencies or
                                    instrumentalities, such as GNMA (Government
                                    National Mortgage Association), FNMA
                                    (Federal National Mortgage Association) and
                                    FHLMC (Federal Home Loan Mortgage
                                    Corporation).

INTEREST-ONLY SECURITIES (I/O):     Mortgage securities that receive only the
                                    interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a Strip.

MORTGAGE DOLLAR ROLLS:              A mortgage dollar roll is a transaction in
                                    which the Trust sells mortgage-backed
                                    securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date.
                                    During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


MORTGAGE PASS-THROUGHS:             Mortgage-backed securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:       See Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated daily and published in The New
                                    York Times and The Wall Street Journal.

OPEN-END FUND:                      Investment vehicle which continually offers
                                    its shares to the public at net asset value and redeems its shares anytime at the prevailing net asset value. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

-------------------------------------------------------------------------------
                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

PRINCIPAL-ONLY SECURITIES (P/O):    Mortgage securities that receive only the
                                    principal cash flows from an underlying pool of mortgage loans of underlying pass-through securities, also known as a strip.

PROJECT LOANS:                      Mortgages for multi-family, low- to
                                    middle-income housing.

REMIC: Real Estate Mortgage Investment Conduit, a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

REVERSE REPURCHASE AGREEMENTS:      In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

RESIDUALS:                          Securities issued in connection with
                                    collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

STRIPS: Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distribution from underlying mortgage-backed securities. IO's and PO's are examples of strips.

-------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------

TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------
                                                                                                       MATURITY
                                                                           STOCK SYMBOL                  DATE
PERPETUAL TRUSTS
The BlackRock Income Trust Inc. .........................................       BKT                      N/A
The BlackRock North American Government Income Trust Inc, ...............       BNA                      N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. ......................................       BBT                      12/98
The BlackRock 1999 Term Trust Inc. ......................................       BNN                      12/99
The BlackRock Target Term Trust Inc. ....................................       BTT                      12/00
The BlackRock 2001 Term Trust Inc. ......................................       BLK                      06/01
The BlackRock Strategic Term Trust Inc. .................................       BGT                      12/02
The BlackRock Investment Quality Term Trust Inc. ........................       BQT                      12/04
The BlackRock Advantage Term Trust Inc. .................................       BAT                      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ...............       BCT                      12/09


TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------------------------
                                                                                                       MATURITY
                                                                           STOCK SYMBOL                  DATE
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc. ...................       BKN                      N/A
The BlackRock California Investment Quality Municipal Trust Inc. ........       RAA                      N/A
The BlackRock Florida Investment Quality Municipal Trust.................       RFA                      N/A
The BlackRock New Jersey Investment Quality Municipal
    Trust Inc............................................................       RNJ                      N/A
The BlackRock New York Investment Quality Municipal
    Trust Inc............................................................       RNY                      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. ..........................       BMN                      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ....................       BRM                      12/08
The BlackRock California Insured Municipal 2008 Term
     Trust Inc. .........................................................       BFC                      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust..................       BRF                      12/08
The BlackRock New York Insured Municipal 2008 Term
      Trust Inc. ........................................................       BLN                      12/08
The BlackRock Insured Municipal Term Trust Inc. .........................       BMT                      12/10


                        If would like further information
                              please call BlackRock
                           at (800) 227-7BFM (7236) or
                      consult with your financial advisor.

-------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
-------------------------------------------------------------------------------

       BlackRock Financial Management, Inc. (BlackRock), is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax-exempt. BlackRock currently manages over $32 billion of assets in 80 portfolios of government, mortgage, corporate and municipal securities. These assets are managed on behalf of many individual investors in twenty-one closed-end funds and four open-end funds and on behalf of more than 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

       BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individual and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

       BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

       BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

       In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

DIRECTORS
Kent Dixon
Frank J. Fabozzi
James Grosfeld

OFFICERS
James Grosfeld, President
Frank J. Fabozzi, Vice President
Kent Dixon, Treasurer and Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154
(800) 227-7BFM

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY  10022






This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

THE BFM INSTITUTIONAL TRUST INC.
PFPC  Inc.
400 Bellevue Parkway
Wilmington, DE  19809
(800) 227-7BFM

                                THE PNC(R) FUND
                                     PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

                 (a)      Financial Statements:


                          (1)     Included in Part A hereof:



                                  Financial Highlights For:



                                  - New Jersey Tax-Exempt Income Portfolio
                                  - Core Fixed Income Portfolio
                                  - Multi-Sector Mortgage Securities Portfolio
                                    III



                          (2)     Included in Part B hereof:



                                  The Semi-Annual Financial Statements and related notes thereto for the New Jersey Municipal Bond Fund of the Compass Capital Group of Funds for the Fiscal period ended August 31, 1995 are incorporated herein by reference.



                                  The Audited Financial Statements and related notes thereto for the New Jersey Municipal Bond Fund of the Compass Capital Group of Funds for the fiscal year ended February 28, 1995 are incorporated herein by reference.



                                  The Audited Financial Statements and related notes thereto for the Core Fixed Income Portfolio, Short Duration Portfolio and Multi-Sector Mortgage Securities Portfolio III of the BFM Institutional Trust Inc. for the fiscal year or period ended June 30, 1995 are incorporated herein by reference.

                 (b)      Exhibits:

                          (1)     (a)      Declaration of Trust of the
                                           Registrant dated December 22, 1988
                                           is incorporated herein by reference
                                           to Exhibit (1) of Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 23, 1988.

                                  (b)      Amendment No. 1 to Declaration of
                                           Trust is incorporated herein by
                                           reference to Exhibit (1)(b) of
                                           Pre-Effective Amendment No. 2 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1989.

                                  (c)      Amendment No. 2 to the Declaration
                                           of Trust dated December 23, 1993 is
                                           incorporated herein by reference to
                                           Exhibit (1)(c) of Post-Effective
                                           Amendment No. 12 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on July 8, 1994.

                          (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Form N-1A, filed on December 23, 1988.

                          (3)              None.

                          (4)     (a)      Specimen Copies of Share
                                           Certificates for Shares of
                                           beneficial interest in Class A-1,
                                           Class A-2, Class A-3, Class B-1,
                                           Class B-2, Class B-3, Class C-1,
                                           Class C-2, Class C-3, Class D-1,
                                           Class D-2, Class D-3, Class E-1,
                                           Class E-2, Class E-3, Class F-1,
                                           Class F-2, Class F-3, Class G-1,
                                           Class G-2, Class G-3, Class H-1,
                                           Class H-2, Class H-3, Class I-1,
                                           Class I-2, Class I-3, Class J-1,
                                           Class J-2, Class J-3, Class K-1,
                                           Class K-2, Class K-3, Class L-1,
                                           Class L-2, Class L-3, Class M-1,
                                           Class M-2, Class M-3, Class N-1,
                                           Class N-2, Class N-3, Class O-1,
                                           Class O-2, Class O-3, Class P-1,
                                           Class P-2, Class P-3 of the
                                           Registrant are incorporated herein
                                           by
                                           reference to Exhibit 4 of
                                           Post-Effective Amendment No. 6 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 8, 1992.

                                  (b)      Form of Share Certificates for
                                           Shares of beneficial interest in
                                           Class Q-1, Class Q-2, Class Q-3,
                                           Class R-1, Class R-2, Class R-3,
                                           Class S-1, Class S-2, Class S-3,
                                           Class T-1, Class T-2, Class T-3,
                                           Class U-1, Class U-2, Class U-3 of
                                           the Registrant are incorporated
                                           herein by reference to Exhibit 4(b)
                                           of Post-Effective Amendment No. 8 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 22,
                                           1993.

                                  (c)      Form of Share Certificates for
                                           Shares of beneficial interest in
                                           Class V-1, Class V-2, Class V-3,
                                           Class W-1, Class W-2, Class W-3,
                                           Class X-1, Class X-2, Class X-3,
                                           Class Y-1, Class Y-2 and Class Y-3
                                           of the Registrant is incorporated
                                           herein by reference to Exhibit
                                           (4)(c) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (d)      Form of Share Certificates for
                                           Shares of beneficial interest in
                                           Class Z-1, Class Z-2 and Class Z-3
                                           of the Registrant is incorporated
                                           herein by reference to Exhibit
                                           (4)(d) of Post-Effective Amendment
                                           No. 15 to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.


                                  (e)      Form of Share Certificates for
                                           Shares of beneficial interest in
                                           Class AA-1, Class AA-2, Class AA-3,
                                           Class AA-4, Class BB-1, Class BB-2,
                                           Class BB-3, Class BB-4, Class CC-1,
                                           Class CC-2, Class CC-3, and Class
                                           CC-4.



                          (5)     (a)      Investment Advisory Agreement
                                           between Registrant and PNC
                                           Institutional Management Corporation
                                           with respect to the Money Market,
                                           Government Money Market, Municipal
                                           Money Market, Managed Income, Growth
                                           Equity, International Equity and
                                           Balanced Portfolios is incorporated
                                           herein by reference to Exhibit 5(a)
                                           of Post-Effective Amendment No. 1 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 29,
                                           1989.

                                  (b)      Letter Agreement between Registrant
                                           and PNC Institutional Management
                                           Corporation
                                           relating to advisory services for the
                                           Tax-Free Income Portfolio is
                                           incorporated herein by reference to
                                           Exhibit 5(b) of Post-Effective
                                           Amendment No. 2 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on April 30, 1990.

                                  (c)      Sub-Advisory Agreement between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Money Market
                                           Portfolio and Government Money
                                           Market Portfolio is incorporated
                                           herein by reference to Exhibit 5(c)
                                           of Post-Effective Amendment No. 1 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 29,
                                           1989.

                                  (d)      Sub-Advisory Agreement between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Balanced and
                                           Tax-Free Income Portfolios is
                                           incorporated herein by reference to
                                           Exhibit 5(d) of Post-Effective
                                           Amendment No. 2 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on April 30, 1990.

                                  (e)      Sub-Advisory Agreement dated April
                                           20, 1992 between PNC Institutional
                                           Management Corporation and Provident
                                           Capital Management, Inc. with
                                           respect to the International Equity
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(f) of
                                           Post-Effective Amendment No. 10 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                                  (f)      Investment Advisory Agreement dated
                                           February 3, 1992 between Registrant
                                           and PNC Institutional Management
                                           Corporation relating to the
                                           Intermediate Government, Value
                                           Equity, Small Cap Value Equity,
                                           Pennsylvania Tax-Free Income, Ohio
                                           Tax-Free Income, Pennsylvania
                                           Municipal Money Market and Ohio
                                           Municipal Money Market Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (5)(g) of Post-Effective
                                           Amendment No. 10 to

                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                                  (g)      Investment Advisory Agreement dated
                                           December 17, 1993 between the
                                           Registrant and PNC Institutional
                                           Management Corporation relating to
                                           the Virginia Municipal Money Market,
                                           Government Income, International
                                           Fixed Income and International
                                           Emerging Markets Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (5)(h) of Post-Effective
                                           Amendment No. 12 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on July 8, 1994.

                                  (h)      Sub-Advisory Agreement dated
                                           February 3, 1992 between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Ohio Municipal
                                           Money Market Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(h) of Post-Effective
                                           Amendment No. 10 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on November 10, 1993.

                                  (i)      Sub-Advisory Agreement dated
                                           February 3, 1992 between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Pennsylvania
                                           Municipal Money Market Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(i) of Post-Effective
                                           Amendment No. 10 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on November 10, 1993.

                                  (j)      Sub-Advisory Agreement dated
                                           February 3, 1992 between PNC
                                           Institutional Management Corporation
                                           and Provident Capital Management,
                                           Inc. with respect to the Value
                                           Equity Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(m) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (k)      Sub-Advisory Agreement dated
                                           February 3, 1992 between PNC
                                           Institutional Management Corporation
                                           and Provident

                                           Capital Management, Inc. with respect
                                           to the Small Cap Value Equity
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(n) of
                                           Post-Effective Amendment No. 10 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                                  (l)      Investment Advisory Agreement dated
                                           March 1, 1993 between Registrant and
                                           PNC Institutional Management
                                           Corporation relating to the
                                           Short-Term Bond, Intermediate-Term
                                           Bond, Core Equity, Small Cap Growth
                                           Equity and North Carolina Municipal
                                           Money Market Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (5)(p) of Post-Effective
                                           Amendment No. 10 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on November 10, 1993.

                                  (m)      Sub-Advisory Agreement dated March
                                           1, 1993 between PNC Institutional
                                           Management Corporation and PNC Bank,
                                           National Association relating to the
                                           North Carolina Municipal Money
                                           Market Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(r) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (n)      Sub-Advisory Agreement dated
                                           September 10, 1993 between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           relating to the Municipal Money
                                           Market Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(s) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (o)      Sub-Advisory Agreement dated
                                           December 17, 1993 between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Virginia
                                           Municipal Money Market Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(x) of Post-Effective
                                           Amendment No. 12 to

                                           Registrant's Registration Statement
                                           on Form N-1A filed on July 8, 1994.

                                  (p)      Sub-Advisory Agreement dated
                                           December 17, 1993 between PNC
                                           Institutional Management Corporation
                                           and Provident Capital Management,
                                           Inc. with respect to the
                                           International Fixed Income Portfolio
                                           is incorporated herein by reference
                                           to Exhibit (5)(z) of Post-Effective
                                           Amendment No. 12 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on July 8, 1994.

                                  (q)      Sub-Advisory Agreement dated
                                           December 17, 1993 between PNC
                                           Institutional Management Corporation
                                           and Provident Capital Management,
                                           Inc. with respect to the
                                           International Emerging Markets
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(aa) of
                                           Post-Effective Amendment No. 12 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on July 8, 1994.

                                  (r)      Form of Investment Advisory
                                           Agreement between the Registrant and
                                           PNC Institutional Management
                                           Corporation relating to the New
                                           Jersey Municipal Money Market
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(r) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (s)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and PNC Bank, National
                                           Association with respect to the New
                                           Jersey Municipal Money Market
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(s) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (t)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and PNC Equity Advisors
                                           Company with respect to the Core
                                           Equity Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(t) of Post-Effective Amendment
                                           No. 15 to Registrant's

                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (u)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and PNC Equity Advisors
                                           Company with respect to the Growth
                                           Equity Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(u) of Post-Effective Amendment
                                           No. 15 to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.

                                  (v)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and PNC Equity Advisors
                                           Company with respect to the Small
                                           Cap Growth Equity Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(v) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (w)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Managed Income Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(x) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (x)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Intermediate Government Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(y) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (y)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Ohio Tax-Free Income Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(z) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (z)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Pennsylvania Tax-Free Income
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(aa) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (aa)     Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Short-Term Bond Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(bb) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (bb)     Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Intermediate-Term Bond Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(cc) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (cc)     Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Government Income Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(dd) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.


                                  (dd)     Sub-Advisory Agreement between PNC
                                           Institutional Management Corporation
                                           and BlackRock Financial Management,
                                           Inc. with respect to the Tax-Free
                                           Income Portfolio.



                                  (ee)     Form of Investment Advisory
                                           Agreement between Registrant and PNC
                                           Asset Management Group, Inc.
                                           relating to all Portfolios except
                                           the Multi-Sector Mortgage Securities
                                           Portfolio III.



                                  (ff)     Form of Investment Advisory
                                           Agreement between Registrant and
                                           BlackRock Financial Management, Inc.
                                           with respect to the Multi-Sector
                                           Mortgage Securities Portfolio III.



                                  (gg)     Form of Sub-Advisory Agreement
                                           between PNC Asset Management Group,
                                           Inc. and BlackRock Financial
                                           Management, Inc./ Provident Capital
                                           Management, Inc./ PNC Equity
                                           Advisors Company/ and PNC
                                           Institutional Management
                                           Corporation.



                                  (hh)     Form of Sub-Advisory Agreement
                                           between PNC Asset Management Group,
                                           Inc. and Morgan Grenfell Investment
                                           Series Limited with respect to the
                                           International Fixed Income
                                           Portfolio.


                          (6)     (a)      Distribution Agreement between
                                           Registrant and Provident
                                           Distributors, Inc. dated January 31,
                                           1994 is incorporated herein by
                                           reference to Exhibit (6)(a) of
                                           Post-Effective Amendment No. 12 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on July 8, 1994.

                                  (b)      Appendix A to the Distribution
                                           Agreement dated January 31, 1994
                                           between Registrant and Provident
                                           Distributors,

                                           Inc. is incorporated herein by
                                           reference to Exhibit (6)(b) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (c)      Amendment No. 2 to the Distribution
                                           Agreement between Registrant and
                                           Provident Distributors, Inc.  dated
                                           October 18, 1994 is incorporated
                                           herein by reference to Exhibit 6(c)
                                           of Post-Effective Amendment No. 14
                                           to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           January 18, 1995.

                          (7)              Fund Office Retirement
                                           Profit-Sharing Plan and Related
                                           Adoption Agreement is incorporated
                                           herein by reference to Exhibit (7)
                                           of Post-Effective Amendment No. 15
                                           to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.

                          (8)     (a)      Custodian Agreement dated October 4,
                                           1989 between Registrant and PNC
                                           Bank, National Association is
                                           incorporated herein by reference to
                                           Exhibit 8(a) of Post-Effective
                                           Amendment No. 1 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 29, 1989.

                                  (b)      Amendment No. 1 to Custodian
                                           Agreement between Registrant and PNC
                                           Bank, National Association is
                                           incorporated herein by reference to
                                           Exhibit 8(b) of Post-Effective
                                           Amendment No. 4 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 13, 1991.

                                  (c)      Amendment No. 2 dated March 1, 1993
                                           to Custodian Agreement between
                                           Registrant and PNC Bank, National
                                           Association with respect to the
                                           Short-Term Bond, Intermediate-Term
                                           Bond, Core Equity, Small Cap Growth
                                           Equity and North Carolina Municipal
                                           Money Market Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (8)(c) of Post-Effective
                                           Amendment No. 10 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on November 10, 1993.

                                  (d)      Form of Appendix B to Custodian
                                           Agreement dated October 4, 1989
                                           between Registrant and PNC Bank,
                                           National Association.


                                  (e)      Sub-Custodian Agreement dated April
                                           27, 1992 among the Registrant, PNC
                                           Bank, National Association and The
                                           Chase Manhattan Bank is incorporated
                                           herein by reference to Exhibit
                                           (8)(e) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (f) Global Sub-Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                                  (g)      Custodian Agreement between State
                                           Street Bank and Trust Company and
                                           PNC Bank, National Association dated
                                           June 13, 1983 is incorporated herein
                                           by reference to Exhibit (8)(f) of
                                           Post-Effective Amendment No. 14 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 18,
                                           1995.

                                  (h)      Amendment No. 1 to Custodian
                                           Agreement between State Street Bank
                                           and Trust Company and PNC Bank dated
                                           November 21, 1989 is incorporated
                                           herein by reference to Exhibit
                                           (8)(g) of Post-Effective Amendment
                                           No. 14 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           January 18, 1995.

                                  (i)      Letter Agreement between Registrant
                                           and PNC Bank, National Association
                                           relating to custodian services with
                                           respect to the Tax-Free Income
                                           Portfolio is incorporated herein by
                                           reference to Exhibit 8(d) of
                                           Post-Effective Amendment No. 7 to
                                           Registrant's Registration

                                           Statement on Form N-1A filed on
                                           December 1, 1992.

                                  (j)      Letter Agreement between Registrant
                                           and PNC Bank, National Association
                                           relating to custodian services with
                                           respect to the Ohio Municipal Money
                                           Market, Pennsylvania Municipal Money
                                           Market, Intermediate Government,
                                           Ohio Tax-Free Income, Pennsylvania
                                           Tax-Free Income, Value Equity, Index
                                           Equity and Small Cap Value Equity
                                           Portfolios is incorporated herein by
                                           reference to Exhibit (8)(e) of
                                           Post-Effective Amendment No. 7 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 1,
                                           1992.

                                  (k) Letter Agreement dated March 1, 1993 between Registrant and PNC Bank, National Association relating to custodian services with respect to the North Carolina Municipal Money Market, Short-Term Bond,
                                           Intermediate-Term Bond, Small Cap
                                           Growth Equity and Core Equity
                                           Portfolios is incorporated herein by
                                           reference to Exhibit (8)(h) of
                                           Post-Effective Amendment No. 10 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                          (9)     (a)      Administration Agreement dated
                                           January 18, 1993 among Registrant,
                                           PFPC Inc. and Provident
                                           Distributors, Inc. is incorporated
                                           herein by reference to Exhibit 9(a)
                                           of Post-Effective Amendment No. 8 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 22,
                                           1993.

                                  (b)      Amendment No. 1 to the
                                           Administration Agreement dated
                                           January 18, 1993 among Registrant,
                                           PFPC Inc.  and Provident
                                           Distributors, Inc. dated September
                                           23, 1994 is incorporated herein by
                                           reference to Exhibit (9)(b) of
                                           Post-Effective Amendment No. 14 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 18,
                                           1995.


                                  (c)      Form of Appendix A to the
                                           Administration Agreement dated
                                           January 18, 1993 among Registrant,
                                           PFPC Inc. and Provident

                                           Distributors, Inc..



                                  (d)      Amendment No. 2 to the
                                           Administration Agreement dated
                                           January 18, 1993 among Registrant,
                                           PFPC Inc.  and Provident
                                           Distributors, Inc. is incorporated
                                           herein by reference to Exhibit
                                           (9)(d) of Post-Effective Amendment
                                           No. 14 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           January 18, 1995.



                                  (e)      Form of Appendix A to the
                                           Administration Agreement among
                                           Registrant, PFPC Inc. and Provident
                                           Distributors, Inc.



                                  (f)      Transfer Agency Agreement dated
                                           October 4, 1989 between Registrant
                                           and PFPC Inc. is incorporated herein
                                           by reference to Exhibit 9(e) of
                                           Post-Effective Amendment No. 1 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 29,
                                           1989.



                                  (g)      Amendment No. 1 to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc.
                                           relating to the Tax-Free Income
                                           Portfolio is incorporated herein by
                                           reference to Exhibit 9(h) of
                                           Post-Effective Amendment No. 5 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on February 5,
                                           1992.



                                  (h)      Amendment No. 2 to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc.
                                           relating to the Pennsylvania
                                           Municipal Money Market, Ohio
                                           Municipal Money Market, Intermediate
                                           Government, Ohio Tax-Free Income,
                                           Pennsylvania Tax-Free Income, Value
                                           Equity, Index Equity and Small Cap
                                           Value Equity Portfolios is
                                           incorporated herein by reference to
                                           Exhibit 9(h) of Post-Effective
                                           Amendment No. 4 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 13, 1991.



                                  (i)      Amendment No. 3 to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc.
                                           relating to the Short-Term Bond,
                                           Intermediate-Term Bond, Core Equity,
                                           Small Cap Growth Equity and

                                           North Carolina Municipal Money Market
                                           Portfolios is incorporated herein by
                                           reference to Exhibit (9)(e) of
                                           Post-Effective Amendment No. 10 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.


                                  (j)      Amendment No. 4 to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc.
                                           relating to Series B Investor Shares
                                           of the Money Market, Managed Income,
                                           Tax-Free Income, Intermediate
                                           Government, Ohio Tax-Free Income,
                                           Pennsylvania Tax-Free Income, Value
                                           Equity, Growth Equity, Index Equity,
                                           Small Cap Value Equity,
                                           Intermediate-Term Bond, Small Cap
                                           Growth Equity, Core Equity,
                                           International Fixed Income,
                                           Government Income, International
                                           Emerging Markets, International
                                           Equity and Balanced Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (9)(i) of Post-Effective
                                           Amendment No. 14 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on January 18, 1995.



                                  (k)      Form of Appendix C to Transfer
                                           Agency Agreement between Registrant
                                           and PFPC Inc.



                                  (l)      Amended and Restated Service Plan
                                           dated January 21, 1993 for Service
                                           Shares and Form of Servicing
                                           Agreement for Service Shares is
                                           incorporated herein by reference to
                                           Exhibit 9(f) of Post-Effective
                                           Amendment No. 8 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on January 22, 1993.



                                  (m)      Series B Service Plan dated
                                           September 23, 1994 is incorporated
                                           herein by reference to Exhibit
                                           (9)(l) of Post-Effective Amendment
                                           No. 15 to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.



                                  (n)      Form of Amended and Restated
                                           Distribution and Service Plan for
                                           Service, Series A Investor, Series B
                                           Investor, Series C Investor and
                                           Institutional Shares.



                                  (o)      Trademark License Agreement between

                                           Registrant and PNC Bank Corp. is
                                           incorporated herein by reference to
                                           Exhibit 9(h) of Post-Effective
                                           Amendment No. 1 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 29, 1989.

                          (10)             Opinion and Consent of Counsel.(1)

                          (11)    (a)      Consent of Coopers & Lybrand.


                                  (b)      Consent of Deloitte & Touche LLP.



                                  (c)      Consent of Drinker Biddle & Reath.


                          (12)             None.

                          (13)    (a)      Purchase Agreement between
                                           Registrant and Shearson Lehman
                                           Hutton Inc. ("Shearson") relating to
                                           Classes A-1, B-1, C-1, D-2, E-2, F-2
                                           and G-2 is incorporated herein by
                                           reference to Exhibit 13(a) of
                                           Post-Effective Amendment No. 1 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 29,
                                           1989.

                                  (b)      Purchase Agreement between
                                           Registrant and Shearson relating to
                                           shares of Class H-2 is incorporated
                                           herein by reference to Exhibit 13(b)
                                           of Post-Effective Amendment No. 2 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on April 30,
                                           1990.

                                  (c)      Purchase Agreement between
                                           Registrant and Shearson relating to
                                           shares of Class I-1, Class I-2,
                                           Class J-1, Class J-2, Class K-2,
                                           Class L-2, Class M-2, Class N-2,
                                           Class O-2 and Class P-2 is
                                           incorporated herein by reference to
                                           Exhibit 13(c) of Post-Effective
                                           Amendment No. 4 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 13, 1991.

                                  (d)      Purchase Agreement between
                                           Registrant and Shearson relating to
                                           shares of Class D-1, Class E-1,
                                           Class F-1, Class G-1, Class H-1,
                                           Class K-1, Class L-1, Class M-1,
                                           Class N-1, Class O-1, Class P-1,





----------------------------------

1. Filed on October 7, 1994 under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

                                           Class A-2, Class B-2, Class C-2,
                                           Class I-2, Class J-2, Class A-3,
                                           Class B-3, Class C-3, Class D-3,
                                           Class E-3, Class F-3, Class G-3,
                                           Class H-3, Class I-3, Class J-3,
                                           Class K-3, Class L-3, Class M-3,
                                           Class N-3, Class O-3 and Class P-3
                                           is incorporated herein by reference
                                           to Exhibit (13)(d) of Post-
                                           Effective Amendment No. 7 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 1,
                                           1992.

                                  (e)      Purchase Agreement between the
                                           Registrant and Pennsylvania Merchant
                                           Group Ltd relating to shares of
                                           Class Q-1, Class Q-2, Class Q-3,
                                           Class R-1, Class R-2, Class R-3,
                                           Class S-1, Class S-2, Class S-3,
                                           Class T-1, Class T-2, Class T-3,
                                           Class U-1, Class U-2 and Class U-3
                                           is incorporated herein by reference
                                           to Exhibit (13)(e) of Post-Effective
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A as filed on
                                           November 10, 1993.

                                  (f)      Purchase Agreement dated September
                                           30, 1994 between the Registrant and
                                           Provident Distributors, Inc.
                                           relating to shares of Class A-4,
                                           Class D-4, Class E-4, Class F-4,
                                           Class G-4, Class H-4, Class K-4,
                                           Class L-4, Class M-4, Class N-4,
                                           Class O-4, Class P-4, Class R-4,
                                           Class S-4, Class T-4, Class U-4,
                                           Class W-4, Class X-4, Class Y-4 is
                                           incorporated herein by reference to
                                           Exhibit (13)(f) of Post-Effective
                                           Amendment No. 14 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on January 18, 1995.

                                  (g) Purchase Agreement dated February 1, 1994 between the Registrant and Provident Distributors, Inc.
                                           relating to shares of Class V-1,
                                           Class V-2, Class V-3, Class W-1,
                                           Class W-2, Class W-3, Class X-1,
                                           Class X-2, Class X-3, Class Y-1,
                                           Class Y-2 and Class Y-3 is
                                           incorporated herein by reference to
                                           Exhibit (13)(g) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (h)      Purchase Agreement dated August 1,
                                           1995 between Registrant and
                                           Provident Distributors, Inc.
                                           relating to shares of Class Z-1,
                                           Class Z-2 and Class Z-3 is
                                           incorporated herein by reference to
                                           Exhibit (13)(h) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.


                                  (i)      Form of Purchasing Agreement
                                           between Registrant and Provident
                                           Distributors, Inc. relating to
                                           shares of Class AA-1, Class AA-2,
                                           Class AA-3, Class AA-4, Class BB-1,
                                           Class BB-2, Class BB-3, Class BB-4,
                                           Class CC-1, Class CC-2, Class CC-3
                                           and Class CC-4.


                          (14)             None.

                          (15)    (a)      Amended and Restated Series A
                                           Distribution and Service Plan dated
                                           January 21, 1993 and Form of Series
                                           A Distribution and Servicing
                                           Agreement is incorporated herein by
                                           reference to Exhibit 15(a) of
                                           Post-Effective Amendment No. 8 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 22,
                                           1993.

                                  (b)      Series B Distribution Plan dated
                                           September 23, 1994 is incorporated
                                           herein by reference to Exhibit
                                           (15)(b) of Post-Effective Amendment
                                           No. 14 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           January 18, 1995.

                          (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.


                          (18) Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class
                                           Distribution System is incorporated
                                           herein by reference to Exhibit (18)
                                           of Post-Effective Amendment No. 17
                                           to the Registrant's Registration
                                           Statement on Form N-1A filed on
                                           October 6, 1995.


Item 25.         Persons Controlled by or under Common Control with Registrant

                 Registrant is controlled by its Board of Trustees.

Item 26.         Number of Holders of Securities

                 Provident Distributors, Inc. has provided the initial capitalization for and holds all of the outstanding shares of beneficial interest of the following classes as of September 29, 1995: D-4, F-4, H-4, K-4, N-4, O-4, R-4, S-4, T-4, U-4, V-2, X-1, X-3 and Y-4.

                 With regard to the other portfolios, the following information is as of September 29, 1995.

               Title of Class               Number of Record Holders
               --------------               ------------------------
                  Class A-1                               29
                  Class B-1                               48
                  Class C-1                               11
                  Class D-1                                6
                  Class E-1                                1
                  Class F-1                                5
                  Class G-1                                6
                  Class H-1                                2
                  Class I-1                                2
                  Class J-1                                7
                  Class K-1                                1
                  Class L-1                                1
                  Class M-1                                1
                  Class N-1                                7
                  Class O-1                                1
                  Class P-1                                6
                  Class Q-1                                3
                  Class R-1                                1
                  Class S-1                                1
                  Class T-1                                6
                  Class U-1                                6
                  Class V-1                                1
                  Class W-1                                0
                  Class Y-1                                6
                  Class A-2                              357
                  Class B-2                               44
                  Class C-2                                8
                  Class D-2                              352
                  Class E-2                             2055
                  Class F-2                              270
                  Class G-2                              654
                  Class H-2                              211
                  Class I-2                                3
                  Class J-2                               26
                  Class K-2                              125
                  Class L-2                               42
                  Class M-2                              525
                  Class N-2                              517
                  Class O-2                              203
                  Class P-2                              735
                  Class Q-2                                2
                  Class R-2                               16
                  Class S-2                               24
                  Class T-2                              249
                  Class U-2                               57
                  Class W-2                                0
                  Class X-2                               21

                  Class Y-2                              90
                  Class A-3                               4
                  Class B-3                               2
                  Class C-3                               3
                  Class D-3                              10
                  Class E-3                               6
                  Class F-3                              21
                  Class G-3                              23
                  Class H-3                               2
                  Class I-3                               5
                  Class J-3                              20
                  Class K-3                               8
                  Class L-3                               2
                  Class M-3                               1
                  Class N-3                              31
                  Class O-3                               6
                  Class P-3                              26
                  Class Q-3                              14
                  Class R-3                               2
                  Class S-3                               9
                  Class T-3                              23
                  Class U-3                              18
                  Class V-3                               5
                  Class W-3                               0
                  Class Y-3                               6
                  Class A-4                               1
                  Class E-4                             359
                  Class G-4                             263
                  Class L-4                               7
                  Class M-4                             139
                  Class P-4                             246
                  Class W-4                               0
                  Class X-4                             522



Item 27.         Indemnification

                 Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement filed herein as Exhibit (6)(a). Indemnification of PFPC Inc. and Provident Distributors, Inc. in their capacity as co-administrators is provided for in
Section 7 of the Administration Agreement filed herein as Exhibit 9(e). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement filed herein as Exhibit 8(a) and Section 17 of the Transfer Agency Agreement filed herein as Exhibit 9(e). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

                 Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                 The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 Section 9.6 of the Registrant's Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

                 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.


Item 28.         Business and Other Connections of Investment Advisers

                 PNC Institutional Management Corporation ("PIMC") performs investment advisory services for Registrant and certain other investment companies. PIMC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PIMC provides commercial banking services.

                 (a) To Registrant's knowledge, none of the directors or officers of PIMC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PIMC also hold various positions with, and engage in business for, PNC Bank Corp, which indirectly owns all the outstanding stock of PIMC, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PIMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (b) To Registrant's knowledge, none of the directors or officers of PNC Bank, National Association, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PNC Bank, National Association also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PNC Bank, National Association, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank, National Association who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (c) Provident Capital Management, Inc. ("PCM") is an indirect wholly-owned subsidiary of PNC Bank Corp. PCM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PCM, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PCM who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (d) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PCM, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PCM who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (e) PNC Equity Advisors Company ("PEAC") is an indirect wholly-owned subsidiary of PNC Bank Corp. PEAC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PEAC, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PEAC who are engaged in any other business, profession, vocation or employment of a substantial nature.


         (f) Morgan Grenfell Investment Services Limited ("MGIS") is a subsidiary of Morgan Grenfell Asset Management. The list required by this Item 28 of officers and directors of MGIS, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by MGIS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-12880).

                   PNC INSTITUTIONAL MANAGEMENT CORPORATION
                            DIRECTORS AND OFFICERS


POSITION WITH                              OTHER BUSINESS                                                        TYPE OF
    PIMC                NAME               CONNECTIONS                                                           BUSINESS
-------------    ------------------        --------------                                                        --------
Chairman and     J. Richard Carnall        Executive Vice President                                              Banking
Director                                   PNC Bank, National
                                           Association (1)

                                           Director                                                              Banking
                                           PNC National Bank (2)

                                           Chairman and Director                                                 Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

                                           Director                                                              Fiduciary
                                           PNC Trust Company                                                     Activities
                                           of New York (11)

                                           Director                                                              Equipment
                                           Hayden Bolts, Inc.*

                                           Director                                                              Real
                                           Parkway Real Estate Company*                                          Estate

                                           Director                                                              Investment
                                           Provident Capital Management                                          Advisory
                                           Inc. (5)

Director         Richard C. Caldwell       Executive Vice President                                              Banking
                                           PNC Bank, National
                                           Association (1)

                                           Director, Chairman PNC                                                Investment
                                           Asset Management Group,                                               Advisory
                                           Inc. (30)

                                           Director, PNC Equity Advisors                                         Investment
                                           Company *                                                             Advisory

                                           Director PNC Bank,                                                    Banking
                                           New England (26)

                                           Director, PNC Bank, FSB (27)                                          Fiduciary
                                                                                                                 Activities

                                           Director, BlackRock Financial                                         Investment
                                           Management, Inc. (15)                                                 Advisory

                                           Director                                                              Banking
                                           PNC National Bank (2)

                                           Director                                                              Fiduciary
                                           PNC Trust Company                                                     Activities
                                           of New York (11)

                                           Director, Provident                                                   Investment

POSITION WITH                              OTHER BUSINESS                                                        TYPE OF
    PIMC                NAME               CONNECTIONS                                                           BUSINESS
-------------    ------------------        --------------                                                        --------
                                           Capital Management Inc. (5)                                           Advisory


                                           Executive Vice President                                              Bank
                                           PNC Bank Corp. (14)                                                   Holding
                                                                                                                 Company

                                           Director                                                              Banking
                                           PNC Bank, New Jersey,
                                           National Association (16)

                                           Director                                                              Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

Director         Richard L. Smoot          President and Chief                                                   Banking
                                           Executive Officer
                                           PNC Bank, National
                                           Association (1)

                                           Senior Vice President                                                 Bank
                                           PNC Bank Corp. (14)                                                   Holding
                                                                                                                 Company

                                           Director                                                              Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

                                           Director                                                              Fiduciary
                                           PNC Trust Company of NY (11)                                          Activities

                                           Director, Chairman and President                                      Banking
                                           PNC Bank, New Jersey, National
                                           Association (16)

                                           Director, Chairman, and CEO                                           Banking
                                           PNC National Bank (2)

                                           Chairman & Director                                                   Leasing
                                           PNC Credit Corp (13)

Secretary        Michelle L. Petrilli      Chief Counsel                                                         Banking
                                           PNC Bank, DE (20)

                                           Secretary                                                             Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

POSITION WITH                              OTHER BUSINESS                                                        TYPE OF
    PIMC                NAME               CONNECTIONS                                                           BUSINESS
-------------    ------------------        --------------                                                        --------
President and    Thomas H. Nevin           None.
Chief Investment
Officer

Chief Financial  Nicholas M. Marsini,Jr.   Senior Vice President                                                 Banking
Officer                                    PNC Bank, National
                                           Association (1)

                                           Director                                                              Financial
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

                                           Senior Vice President and                                             Banking
                                           Chief Financial Officer
                                           PNC Bank, Delaware (20)

                                           Director, Vice President and                                          Banking
                                           Treasurer
                                           PNC National Bank (2)


                                           Director                                                              Banking
                                           PNC Bank, New Jersey
                                           National Association (16)

                                           Director                                                              Fiduciary
                                           PNC Trust Company of                                                  Activities
                                           New York (11)

                                           Director and Treasurer                                                Holding
                                           PNC Bancorp, Inc. (9)                                                 Company

                                           Director and Treasurer                                                Investment
                                           PNC Capital Corp. (17)                                                Activities

                                           Director and Treasurer                                                Banking
                                           PNC Holding Corp. (18)

                                           Director and Treasurer                                                Investment
                                           PNC Venture Corp. (19)                                                Activities

Executive Vice   Charles B. Landreth       Vice President
President                                  PNC Bank, National Association (1)                                    Banking

Senior Vice      Vincent J. Ciavardini     President and Chief                                                   Financial-
President                                  Financial Officer                                                     Related
                                           PFPC Inc. (3)                                                         Services

POSITION WITH                              OTHER BUSINESS                                                        TYPE OF
    PIMC                NAME               CONNECTIONS                                                           BUSINESS
-------------    ------------------        --------------                                                        --------
Senior Vice      Scott Moss                None.
President


Senior Vice      John N. Parthemore        None.
President

Senior Vice      Dushyant Pandit           None.
President

Senior Vice      James R. Smith            None.
President


Group Vice       William F. Walsh          None.
President

Vice President,  Stephen M. Wynne          Executive Vice President and                                          Financial-
Chief                                      Chief Accounting Officer                                              Related
Accounting                                 PFPC Inc. (3)                                                         Services
Officer and
Assistant Secretary

Controller       Pauline M. Heintz         Vice President                                                        Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

Vice President   John R. Antczak           None.

Vice President   Jeffrey W. Carson         None.

Vice President   Katherine A. Chuppe       None.

Vice President   Mary J. Coldren           None.

Vice President   Michele C. Dillion        None.

Vice President   Patrick J. Ford           None.

Vice President   Richard Hoerner           None.

Vice President   Michael S. Hutchinson     None.

Vice President   Michael J. Milligan       None.

Vice President   Allyn Plambeck            None.

Vice President   W. Don Simmons            None.

Vice President   Charles Allen Stiteler    None.


-------
*Information regarding this corporation can be obtained from the office of the Secretary.

                        PNC BANK, NATIONAL ASSOCIATION
                                  DIRECTORS


       POSITION WITH                                                            OTHER BUSINESS                          TYPE OF
          PNC BANK                          NAME                                  CONNECTIONS                          BUSINESS
          --------                          ----                                  -----------                          --------
          Director           B.R. Brown                          President and C.E.O. of                         Coal
                                                                 Consol, Inc.
                                                                 Consol Plaza
                                                                 Pittsburgh, PA  15241

          Director           Constance E. Clayton                Chief, Division of Community Health Care        Medical
                                                                 Medical College of Pennsylvania
                                                                 3300 Hinley Avenue, Office 4338
                                                                 Philadelphia, PA  19129

          Director           Eberhard Faber, IV                  Chairman and C.E.O.                             Manufacturing
                                                                 E.F.L., Inc.
                                                                 450 Hedge Road
                                                                 P.O. Box 49
                                                                 Bearcreek, PA  18602

          Director           Dr. Stuart Heydt                    President and C.E.O.                            Medical
                                                                 Geisinger Foundation
                                                                 100 N. Academy Avenue
                                                                 Danville, PA  17822

          Director           Edward P. Junker, III               Vice Chairman                                   Banking
                                                                 PNC Bank, N.A.
                                                                 Ninth and State Streets
                                                                 Erie, PA  16553

          Director           Thomas A. McConomy                  President, C.E.O. and                           Manufacturing
                                                                 Chairman, Calgon Carbon
                                                                 Corporation
                                                                 P.O. Box 717
                                                                 Pittsburgh, PA  15230-0717

          Director           Robert C. Milsom                    Retired
                                                                 PNC Bank, National Association
                                                                 One PNC Plaza, Suite 2310
                                                                 Pittsburgh, PA  15265

          Director           Thomas H. O'Brien                   Chairman                                        Banking
                                                                 PNC Bank, National Association
                                                                 One PNC Plaza, 30th Floor
                                                                 Pittsburgh, PA  15265

          Director           Dr. J. Dennis O'Connor              Chancellor, University                          Education
                                                                 of Pittsburgh
                                                                 107 Cathedral of Learning
                                                                 Pittsburgh, PA  15260

          Director           Rocco A. Ortenzio                   Chairman and C.E.O.                             Medical
                                                                 Continental Medical
                                                                 Systems, Inc.
                                                                 P.O. Box 715
                                                                 Mechanicsburg, PA  17055

          Director           Jane G. Pepper                      President                                       Horticulture
                                                                 Pennsylvania Horticultural Society
                                                                 325 Walnut Street
                                                                 Philadelphia, PA  19106

          Director           Robert C. Robb, Jr.                 President, Lewis, Eckert,                       Financial and
                                                                 Robb & Company                                  Management
                                                                 425 One Plymouth Meeting                        Consultants
                                                                 Plymouth Meeting, PA  19462

          Director           James E. Rohr                       President and C.E.O.                            Bank Holding
                                                                 PNC Bank, National Association                  Company
                                                                 One PNC Plaza, 30th Floor
                                                                 Pittsburgh, PA  15265

          Director           Daniel M. Rooney                    President, Pittsburgh Steelers                  Football
                                                                 Football Club of the National Football
                                                                 League
                                                                 300 Stadium Circle
                                                                 Pittsburgh, PA  15212

          Director           Seth E. Schofield                   Chairman, President and C.E.O.                  Airline
                                                                 USAir Group, Inc. and
                                                                 USAir, Inc.
                                                                 2345 Crystal Drive
                                                                 Arlington, VA  22227

          Director           Robert M. Valentini                 President and C.E.O.                            Communications
                                                                 Bell Atlantic - Pennsylvania, Inc.
                                                                 One Parkway, 18th Floor
                                                                 Philadelphia, PA  19102

                        PNC BANK, NATIONAL ASSOCIATION
                                   OFFICERS


                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 John W. Atkinson                     Executive Vice President     None

 Richard C. Caldwell                  Executive Vice President     Director, D.R. Corp. *

                                                                   Investment Officer, J.L. Caldwell Company *

                                                                   Council Member, Pennsylvania Horticultural Society (32)

                                                                   Director, PFPC Inc. (3)

                                                                   Executive Vice President, Investment Management and Trust, PNC
                                                                   Bank Corp. (14)

 J. Richard Carnall                   Executive Vice President     Director, Franklin Institute (The) *

                                                                   Director, Hayden Bolts,
                                                                   Inc. *

                                                                   Director, Parkway Real Estate Company *

                                                                   Director, PNC Trust Company of New York (11)

                                                                   Director, Provident Capital Management, Inc. (5)

                                                                   Chairman and Director, PFPC
                                                                   Inc. (3)

                                                                   Chairman and Director,
                                                                   PIMC (29)

 Frederick C. Frank, III              Executive Vice President     Director, PNC National
                                                                   Bank (2)

                                                                   Director, PNC National Bank of New Jersey (16)

 William J. Friel                     Executive Vice President     Director, Cedarbrook Country Club *

                                                                   Advisory Board Member, Chicago Title & Abstract *

                                                                   Director, National Adoption Agency *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 G. Robert Hoffman                    Executive Vice President     Director, J.W. Pepper & Sons, Inc. *

                                                                   Director, Land Holding Corp. of PA *

                                                                   Chairman, President and Director, Provident Realty Management,
                                                                   Inc. (7)

                                                                   Chairman, President and Director, Provident Realty, Inc. (8)

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Joe R. Irwin                         Executive Vice President     Member of the Executive Committee and Director
                                                                   Blue Cross of Western Pennsylvania *

                                                                   Director
                                                                   Civic Light Opera
                                                                   (Non-Profit Enterprise) *

                                                                   Chairman of the Board
                                                                   Dinamo
                                                                   (Non-Profit Enterprise) *

                                                                   Treasurer and Director
                                                                   Girls' Hope
                                                                   (Non-Profit Organization) *

                                                                   Member of the Executive Committee and Director
                                                                   Greater Pittsburgh Chamber of Commerce *

                                                                   Member of the Governing Council
                                                                   Pennsylvania Bankers Association *

                                                                   Chairman
                                                                   Pennsylvania Economy League, Inc. *

                                                                   Chairman, Annual Sustaining Fund Campaign
                                                                   Pittsburgh Opera *

                                                                   Executive Vice President and Chief Investment Officer
                                                                   PNC Bank Corp. (14)

                                                                   Chairman, Chief Executive Officer and Director
                                                                   PNC Funding Corp. *

                                                                   Chairman and Director
                                                                   PNC International Bank *

                                                                   Chairman and Director
                                                                   PNC International Bank (New York) *

                                                                   Chairman and Director
                                                                   PNC International Investment Corporation *

                                                                   Director
                                                                   PNC Mortgage Bank, N.A. *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Joe R. Irwin (Cont'd.)                                            Director
                                                                   PNC Mortgage Corp. of
                                                                   America *

                                                                   Director
                                                                   Ruffed Grouse Society, The
                                                                   (Non-Profit Enterprise) *


 Edward P. Junker, III                Vice Chairman                Vice Chairman, PNC Bank
                                      and Director                 Corp. (14)

                                                                   Director, PNC Mortgage Bank, N.A. *

                                                                   Director, PNC Mortgage Corp. of America *

 Louis J. Myers                       President and CEO, PNC       None
                                      Bank, Northeast, PA

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Thomas H. O'Brien                    Chairman and Director        Director, Allegheny Club (Non-Profit Corporation) *

                                                                   Chairman and Director, Allegheny Conference on Community
                                                                   Development (Non-Profit Organization) *

                                                                   Director, Alpine Indemnity Limited *

                                                                   Director, Bell Atlantic Corporation (31)

                                                                   Trustee, Carnegie (The) *

                                                                   Director, Central Bancorporation, Inc. (The) *

                                                                   Director, Children's Hospital (Non-Profit Corporation) *

                                                                   Director, Governor Casey's Pennsylvania Economic Development
                                                                   Partnership *

                                                                   Director, Hilb, Rogal and Hamilton Co. *

                                                                   Chairman - Board of Visitors, Katz Graduate School of Business *

                                                                   Director, Laurel Valley Golf Club *

                                                                   Director, Pittsburgh Baseball, Inc. *

                                                                   Co-Chairman of the Board of Directors, Pittsburgh Opera (The) *

                                                                   President, PNC Bancorp,
                                                                   Inc. (9)

                                                                   Chairman, CEO & Director, PNC Bank Corp. (14)

                                                                   Director, PNC Investment Corp. (6)

                                                                   Chairman and Director, PNC Trust Company of Florida, N.A. (27)

                                                                   Director, United Way of S.W.  PA (Non-Profit Organization)

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
                                                                   Trustee, University of Pittsburgh (31)

 Charles C. Pearson, Jr.              President and CEO, PNC       Director and Chairman, Chamber of Business and Industry of
                                      Bank, Central, PA            Centre County *

                                                                   Partner, Charrob
                                                                   Investments *

                                                                   Trustee, Juniata College *

                                                                   Partner, LPNS c/o Cir
                                                                   Realty *

                                                                   Director, Second Mile *

                                                                   Director, Uni-Marts, Inc. *

                                                                   Partner, University Drive Associates *

 John V. Petrycki                     President and CEO, PNC       Director, Allied Arts Fund, Inc. (of Harrisburg) *
                                      Bank, Southcentral, PA
                                                                   Director, Capital Region Economic Development Corporation *

                                                                   Director, Channels *

                                                                   Director, Keystone Sports Foundation *

                                                                   Director, West Short YMCA *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Edward V. Randall, Jr.               President and CEO, PNC       Board of Trustees, Carlow College *
                                      Bank, Pittsburgh
                                                                   Board Member, Cities in Schools *

                                                                   Board of Trustees, Landmarks Financial Corporation *

                                                                   Board of Trustees, Landmarks Real Estate Corporation *

                                                                   Board Member, Pittsburgh Downtown Partnership *

                                                                   Board Member, Pittsburgh History & Landmarks Foundation *

                                                                   Director Emeritus, Pittsburgh Partnership for Neighborhood
                                                                   Development *

                                                                   Member, Advisory Committee Transportation & Technology Museum *

                                                                   Member, Board of Visitors University of Pittsburgh School of
                                                                   Social Work (Non-Profit Organization) *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 James E. Rohr                        President, CEO and           Director, Allegheny Ludlum Corporation *
                                      Director
                                                                   Director, Alpine Indemnity Limited *

                                                                   Committee Member, American Bankers Association Commercial Lending
                                                                   Div. Exec. Com. *

                                                                   Director, American Cancer Society *

                                                                   Director, Boy Scouts of America *

                                                                   Business Advisory Council, Graduate School of Industrial Adm.
                                                                   Carnegie Mellon University *

                                                                   Trustee, Penn's Southwest Association *

                                                                   President and Director, Pittsburgh National Bank Foundation *

                                                                   Chairman and Director, PNB Holdings, Inc. *

                                                                   President and Director, PNC Bank Corp. (14)

                                                                   Director, PNC International Bank (New York) *

                                                                   Chairman, President, CEO and Director, PNC Mortgage Bank, N.A. *

                                                                   Director, PNC Mortgage Corp. of America *

                                                                   Director, River City Brass Bank (Non-Profit
                                                                   Corporation) *

                                                                   Chairman - Advisory Board, Salvation Army (Non-Profit
                                                                   Organization) *

                                                                   Director, Shady Side Health, Education and Research
                                                                   Center *

                                                                   Director, St. Vincent College


                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 A. William Schenck, III              Vice Chairman                Board of Directors, Allegheny General Hospital (Non-Profit
                                                                   Organization) *

                                                                   Director, Consumer Bankers Association *

                                                                   Board of Directors, Forward Products, Inc. *

                                                                   Board of Directors, Health & Welfare Planning Association
                                                                   (Non-Profit Organization) *

                                                                   Chairman, Leadership Pittsburgh Steering
                                                                   Committee *

                                                                   Director, Massachusetts Company, (The) *

                                                                   Board of Directors, Metropolitan Pittsburgh Public Broadcasting,
                                                                   Inc. (Non-Profit Organization) *

                                                                   Joint Ownership with wife Mikell Schenck, Mikell Schenck
                                                                   Associates *

                                                                   1989 PBA Convention Committee Member, Pennsylvania Bankers
                                                                   Association Group 8 (Non-Profit Organization) *

                                                                   Chairman and Director, Pinaco, Inc. *

                                                                   Board of Trustees, Pittsburgh Ballet Theater (Non-Profit
                                                                   Organization) *

                                                                   Regional Advisory Council Member, Pittsburgh Cancer Institute
                                                                   (Non-Profit Organization) *

                                                                   Board of Trustees, Pittsburgh Center for the Arts (Non-Profit
                                                                   Organization) *

                                                                   Vice President and Director, Pittsburgh National Bank
                                                                   Foundation *

                                                                   Chairman and Director, Pittsburgh National Life Insurance Co.

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
                                                                   Director, Pittsburgh Theological Seminary *

                                                                   Committee Member, Pittsburgh Trust for Cultural Resources
                                                                   (Non-Profit Organization) *

                                                                   Executive Vice President - PNC Retail Banking, PNC Bank Corp.
                                                                   (14)

                                                                   Director, PNC Mortgage Bank, N.A. *

                                                                   Director, PNC Mortgage Corp. of America *

                                                                   Board of Trustee, Three Rivers Shakespeare Festival (Non-Profit
                                                                   Organization) *

                                                                   Board of Directors, Urban League of Pittsburgh, Inc. (Non-Profit
                                                                   Organization) *

                                                                   Director, Visa U.S.A., Inc. *

                                                                   Director, Wiser Oil Company *

                                                                   Board of Trustee, YMCA of Pittsburgh (Non-Profit Organization) *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Richard L. Smoot                     President and CEO of PNC     Trustee, Agnes Irwin School (32)
                                      Bank, Philadelphia
                                                                   Board of Council, Episcopal Community Services (33)

                                                                   Director, Greater Philadelphia Chamber of Commerce (34)

                                                                   Director, Greater Philadelphia First Corporation (The) (35)

                                                                   Director, Greater Philadelphia Urban Affairs Coalition (The) (42)

                                                                   Director, Pennsylvania
                                                                   Ballet (36)

                                                                   Director, Philadelphia Orchestra (The) (37)

                                                                   Chairman and Director, PNC Credit Corp. (13)

                                                                   Chairman, CEO and Director, PNC National Bank (1)

                                                                   Chairman, President and Director, PNC National Bank of
                                                                   New Jersey (16)

                                                                   Director, PNC Service
                                                                   Corp. (4)

                                                                   Director, PNC Trust Company of New York (11)

                                                                   Director, Police Athletic League of Philadelphia (38)

                                                                   Director, PFPC Inc. (3)

                                                                   Director, PIMC (29)

                                                                   Director, Settlement Music School (39)

                                                                   Director, St. John's
                                                                   College *

                                                                   Director, United Negro College Fund, Inc. (41)

                                                                   Director, Widener Univ. (40)



                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Herbert G. Summerfield, Jr.          Executive Vice President     Director, CBM-Old York Associates, Inc. *

                                                                   Director, CBM-Walnut Hill, Inc. *

                                                                   Director, Pennsylvania Mountain, Inc. *

                                                                   Executive Vice President - PNC Real Estate, PNC Bank Corp. (14)

                                                                   Chairman and Director, PNC Realty Holding Corp. *

                                                                   Director, PNC Realty Holding Corp. of Georgia *

                                                                   Director, PNC Realty Holding Corp. of Florida *

                                                                   Director, PNC Realty Holding Corp. of Kentucky *

                                                                   Director, PNC Realty Holding Corp. of Mississippi *

                                                                   Director, PNC Realty Holding Corp. of New Jersey *

                                                                   Director, PNC Realty Holding Corp. of Ohio *

                                                                   Director, PNC Realty Holding Corp. of Pennsylvania *

                                                                   Director, PNC Realty Holding Corp. of Texas *

                                                                   Director, PNC Realty Mortgage Company *

                                                                   Director, Regional Industrial Development Corp. of
                                                                   Southwestern, PA *

                                                                   Director, Special Asset Holdings of Michigan, Inc. *

 Malcolm C. Wilson                    Executive Vice President     Board of Trustees, People's Light & Theatre Company *

                                                                   Senior Vice President and Director, PNC National Bank of
                                                                   New Jersey (16)

                       PROVIDENT CAPITAL MANAGEMENT INC.
                             DIRECTORS AND OFFICERS


                  NAME                                   TITLE                           OTHER BUSINESS CONN.
                  ----                                   -----                           --------------------
 Richard C. Caldwell                     Director                                See PIMC list

 Ernest E. Ceilia                        Director                                Director, CIO, President, CEO, PNC
                                                                                 Equity Advisors Company (28)

                                                                                 Director, Equity Research, PNC Asset
                                                                                 Management Group,
                                                                                 Inc. (30)

                                                                                 Director, Equity Research, PNC Bank,
                                                                                 National Association (1)

 Robert J. Christian                     Director                                Chairman, Director, PNC Equity
                                                                                 Advisors
                                                                                 Company (28)

                                                                                 Director, President, CIO, PNC Asset
                                                                                 Management Group, Inc. (30)

                                                                                 Chief Investment Officer, PNC Bank,
                                                                                 National Association (1)

 Young D. Chin                           Director, President & CEO               Director, PNC Asset Management
                                                                                 Group,
                                                                                 Inc. (30)

                                                                                 Director, PNC Equity Advisors
                                                                                 Company (28)

                                                                                 Senior Vice President, Investment
                                                                                 Strategy, PNC Bank, National
                                                                                 Association (1)

                       PROVIDENT CAPITAL MANAGEMENT INC.
                             DIRECTORS AND OFFICERS


 Timothy M. Alles                        Treasurer                               Director, PNC Trust Company of New
                                                                                 York (11)

                                                                                 Treasurer, PNC Service Corp. (4)

                                                                                 Vice President, PNC Bank Corp. (14)

                                                                                 Vice President and Controller, PNC
                                                                                 Bank, FSB (27)

                                                                                 Controller, Provident National
                                                                                 Financial Corp.*

                                                                                 Treasurer, Provident Realty Inc. (8)

                                                                                 Treasurer, PNC New Jersey Credit
                                                                                 Corp. (10)

 Beth Wagner-Coyne                       Vice President                          None

 Lynn K. Shipman                         Secretary                               None

 Earl J. Gaskins                         Vice President                          None

 Larry Bernstein                         Vice President                          None

 J. H. Hill, Jr.                         Vice President                          None

 Susan D. Menzies                        Vice President                          None

 Edwin B. Powell                         Vice President                          None

 Herve Van Caloen                        Vice President                          None

                      BLACKROCK FINANCIAL MANAGEMENT INC.
                             DIRECTORS AND OFFICERS


                  NAME                                   TITLE                           OTHER BUSINESS CONN.
                  ----                                   -----                           --------------------
 Scott M. Amero                          Managing Director                       VP of 10 BlackRock closed end funds

 Keith T. Anderson                       Managing Director                       VP of 21 BlackRock closed end funds

 Richard C. Caldwell                     Director                                See PIMC List

 Wesley R. Edens                         Managing Director                       COO & Director of 4 BlackRock closed
                                                                                 end funds

 Laurence D. Fink                        Chairman and Director                   Chairman & Director of 25 BlackRock
                                                                                 closed end funds; and Director of
                                                                                 PNC Asset Management Group, Inc.

 Hugh R. Frater                          Managing Director                       None

 Henry Gabbay                            Chief Operating Officer and Managing    Treasurer of 25 BlackRock closed end
                                         Director                                funds

 Bennett W. Golub, Ph.D.                 Managing Director                       None

 Charles S. Hallac                       Managing Director                       None

 Michael C. Huebsch                      Managing Director                       VP of 21 BlackRock closed end funds

 Robert S. Kapito                        Managing Director                       VP of 21 BlackRock closed end funds

 P. Phillip Matthews                     Managing Director                       None

 Barbara G. Novick                       Managing Director                       Secretary of 21 BlackRock closed end
                                                                                 funds

 Karen H. Sabath                         Managing Director                       Assistant Secretary of 21 BlackRock
                                                                                 closed end funds

 Ralph L. Schlosstein                    President & Director                    President & Director of 21 BlackRock
                                                                                 closed end funds; and President of 4
                                                                                 BlackRock closed end funds

 Joel M. Shaiman                         Managing Director                       None

 J. Robert Small                         Principal & Controller                  Assistant Secretary of 4 BlackRock
                                                                                 closed end funds

 Susan L. Wagner                         Managing Director                       Secretary of 4 BlackRock closed end
                                                                                 funds

                                              PNC EQUITY ADVISORS COMPANY
                                                 DIRECTORS AND OFFICERS


                  NAME                                   TITLE                           OTHER BUSINESS CONN.
                  ----                                   -----                           --------------------
 Timothy M. Alles                        CFO, Treasurer                          See Provident Capital Management
                                                                                 List

 Richard C. Caldwell                     Director                                See PIMC List

 Ernest E. Cecilia                       Director, CIO, President & CEO          See Provident Capital Management
                                                                                 List

 Young D. Chin                           Director                                See Provident Capital Management
                                                                                 List

 Robert J. Christian                     Chairman and Director                   See Provident Capital Management
                                                                                 List

 Lisa P. Howard                          Chief Compl. Officer                    None

 Leah L. Tompkins                        Secretary, Chief Legal Counsel          Senior Counsel, PNC Bank, National
                                                                                 Association (1)

 Thomas H. O'Brien                       CEO, PNC Bank Corp.                     None

(1) PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103; Broad & Chestnut Streets, Philadelphia, PA 19101; and 17th and Chestnut Streets, Philadelphia, PA 19103.

(2)      PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)      PFPC Inc., 400 Bellevue Parkway, Wilmington, DE  19809.

(4)      PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.

(6)      PNC Investment Corp., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(8)      Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(9)      PNC Bancorp, Inc., 3411 Silverside Road, Wilmington, DE  19810.

(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.

(11)     PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12)     Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(13)     PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14)     PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA  15265.

(15)     BlackRock Financial Management Inc., 435 Park Avenue, New York, NY
         10154.

(16) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.

(17)     PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(18)     PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE
         19899.

(19)     PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(20)     Bank of Delaware, 200 Delaware Avenue, Wilmington, DE  19801.

(21)     Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(22)     Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(23)     Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(24)     Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE
         19801.

(25)     Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(26) PNC Bank, New England (f/k/a The Massachusetts Company), 125 High Street, Boston, MA.

(27)     PNC Bank, FSB, P.O. Box 4026, Vero Beach, FL.

(28) PNC Equity Advisors Company, 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103.

(29) PNC Institutional Management Corporation 400 Bellevue Parkway, Wilmington, DE 19809.

(30) PNC Asset Management Group, Inc. 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103.

(31)     Bell Atlantic Corporation, 1717 Arch Street, Philadelphia, PA  19102.

(32) Agnes Irwin School, Ithan Avenue and Conestoga Road, P. O. Box 407, Rosemont, PA 19010.

(33)     Episcopal Community Services, 225 South 3rd Street, Philadelphia, PA
         19106.

(34) Greater Philadelphia Chamber of Commerce, 1234 Market Street, Philadelphia, PA 19107.

(35) The Greater Philadelphia First Corporation, 1818 Market Street, Philadelphia, PA 19103.

(36)     Pennsylvania Ballet, 1101 South Broad Street, Philadelphia, PA  19147.

(37)     The Philadelphia Orchestra, 1420 Locust Street, Philadelphia, PA
         19102.

(38) Police Athletic League of Philadelphia, 3201 North 5th Street, Philadelphia, PA 19140.

(39)     Settlement Music School, 416 Queen Street, Philadelphia, PA  19147.

(40)     Widener University, One University Plaza, Chester, PA  19013.

(41)     United Negro College Fund Inc., 1650 Arch Street, Philadelphia, PA
         19103.

(42) The Greater Philadelphia Urban Affairs Coalition, 1207 Chestnut Street, Philadelphia, PA 19107.

*        address unavailable

Item 29.         Principal Underwriter

                 (a) Provident Distributors, Inc. currently acts as distributor for, in addition to the Registrant, Temporary Investment Fund, Inc., Municipal Fund for Temporary Investment, Municipal Fund for California Investors, Inc., and Municipal Fund for New York Investors, Inc.

                 (b) The information required by this Item 29 with respect to each director, officer or partner of Provident Distributors, Inc. is incorporated by reference to Schedule A of FORM BD filed by Provident Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                 (c)      Not applicable.

Item 30.  Location of Accounts and Records

                          (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian and as sub-investment adviser.

                          (2) Provident Capital Management, Inc., 30 South 17th Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-investment adviser to the International Equity Portfolio).

                          (3)     Provident Distributors, Inc., 259
                                  Radnor-Chester Road, Suite 135, Radnor,
                                  Pennsylvania 19807 (records relating to its functions as distributor and co-administrator).

                          (4) PNC Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

                          (5) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as sub-adviser).

                          (6) PNC Equity Advisors Company, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-adviser).

                          (7) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

                          (8) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

                          (9) State Street Bank and Trust Company, P.O. Box 1631, Boston, Massachusetts (records relating to its function as sub-custodian).

                          (10) Barclays Bank PLC, 75 Wall Street, New York, New York 10265 (records relating to its function as sub-custodian).



                          (11) Morgan Grenfell Investment Services Limited, 20 Finsbury Circus, London, England ECZM1NB (records relating to its functions as sub-adviser).




                          (12) PNC Mutual Fund Company, 345 Park Avenue, New York, New York 10154
                                  (records relating to its functions as co-administrator).




                          (13) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496
                                  (registrant's declaration of trust, code of regulations and minute books).


Item 31.         Management Services

                 None.

Item 32.         Undertakings

                 Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 18 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and the Commonwealth of Pennsylvania on the 12th day of October, 1995.

                                  THE PNC FUND
                                  Registrant



                                  By /s/ G. Willing Pepper
                                    --------------------------------
                                      G. Willing Pepper, Chairman of
                                           the Board and President
                                           (Principal Executive Officer)

                 Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 18 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature                                Title                                   Date
     ---------                                -----                                   ----
/s/ G. Willing Pepper                       Chairman of the
---------------------                       Board and President                 October 12, 1995
(G. Willing Pepper)                         (Principal Executive
                                              Officer)


*David R. Wilmerding, Jr.                     Vice-Chairman of                  October 12, 1995
--------------------------                    the Board
(David R. Wilmerding, Jr.)


/s/ Edward J. Roach                           Vice-President
--------------------                          and Treasurer
(Edward J. Roach)                             (Principal
                                              Financial and
                                              Accounting Officer)               October 12, 1995


*Robert R. Fortune                            Trustee                           October 12, 1995
------------------------
(Robert R. Fortune)

*Philip E. Coldwell                           Trustee                           October 12, 1995
------------------------
(Philip E. Coldwell)

*Rodney D. Johnson                            Trustee                           October 12, 1995
------------------------
(Rodney D. Johnson)

*Anthony M. Santomero                         Trustee                           October 12, 1995
------------------------
(Anthony M. Santomero)



*By: /s/ Edward J. Roach
    ---------------------------------
    Edward J. Roach, Attorney-in-Fact

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            Robert R. Fortune, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                  /s/ Robert R. Fortune
                                                  ---------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            G. Willing Pepper, whose signature appears below, hereby constitutes and appoints Edward J. Roach his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                  /s/ G. Willing Pepper
                                                  ---------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            David R. Wilmerding, Jr., whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                              /s/ David R. Wilmerding, Jr.
                                              ----------------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            Philip E. Coldwell, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                              /s/ Philip E. Coldwell
                                              ----------------------

Date:  September 15, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            Rodney D. Johnson, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                  /s/ Rodney D. Johnson
                                                  ---------------------

Date:  September 15, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


            Anthony M. Santomero, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                  /s/ Anthony Santomero
                                                  ---------------------

Date:  March 30, 1994

                                 EXHIBIT INDEX


Exhibit No.                           Description                                 Page No.
-----------                           -----------                                 --------

         (4)     (e)      Form of Share Certificates for Shares of beneficial
                          interest in Class AA-1, Class AA-2, Class AA-3; Class
                          AA-4; Class BB-1, Class BB-2, Class BB-3 and Class
                          BB-4; and Class CC-1, Class CC-2, Class CC-3 and
                          Class CC-4.

         (5)     (dd)     Sub-Advisory Agreement between PNC Institutional
                          Management Corporation and BlackRock Financial
                          Management, Inc. with respect to the Tax-Free Income
                          Portfolio.

                 (ee)     Form of Investment Advisory Agreement between
                          Registrant and PNC Asset Management Group, Inc.
                          relating to all Portfolios except the Multi-Sector
                          Mortgage Secuurities Portfolio.

                 (ff)     Form of Investment Advisory Agreement between
                          Registrant and BlackRock Financial Management, Inc.
                          with respect to the Multi-Sector Mortgage Securities
                          Portfolio III.

                 (gg)     Form of Sub-Advisory Agreement between PNC Asset
                          Management Group, Inc. and BlackRock Financial
                          Management, Inc./ Provident Capital Management Inc./
                          PNC Equity Advisors Company/ and PNC Institutional
                          Management Corporation.

                 (hh)     Form of Sub-Advisory Agreement between PNC Asset
                          Management Group, Inc. and Morgan Grenfell Investment
                          Series Limited with respect to the International
                          Fixed Income Portfolio.

         (6)     (b)      Form of Appendix A to the Distribution Agreement
                          between Registrant and Provident Distributors, Inc.

Exhibit No.                         Description                                   Page No.
-----------                         -----------                                   --------

         (8)     (d)      Form of Appendix B to Custodian Agreement between
                          Registrant and PNC Bank, National Association.

         (9)     (c)      Form of Appendix A to the Administration Agreement
                          among Registrant, PFPC Inc. and Provident
                          Distributors, Inc.

                 (e) Form of Co-Administration Agreement among Registrant and PNC Mutual Fund Company.

                 (k) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc.

                 (n)      Form of Amended and Restated Distribution and Service
                          Plan for Service, Series A Investor,

         Series B Investor, Series C Investor and Institutional Shares.

         (11)    (a)      Consent of Coopers & Lybrand, L.L.P.

                 (b)      Consent of Deloitte & Touche LLP

                 (c)      Consent of Drinker Biddle & Reath.

         (13)    (i)      Form of Purchase Agreement between Registrant and
                          Provident Distributors, Inc. relating to shares of
                          Class AA-1, Class AA-2, Class AA-3, Class AA-4; Class
                          BB-1, Class BB-2, Class BB-3 and Class BB-4; and
                          Class CC-1, Class CC-2, Class CC-3 and Class CC-4.